                                                As filed pursuant to Rule 497
                                                Under the Securities Act of 1933
                                                Registration No. 333-102137


                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                          FS VARIABLE SEPARATE ACCOUNT

                               SUPPLEMENT TO THE:
                                 POLARIS CHOICE
                  VARIABLE ANNUITY PROSPECTUS DATED MAY 1, 2006

--------------------------------------------------------------------------------



The following paragraph replaces in its entirety the second to last paragraph under the "Optional Enhanced Death Benefit" heading in the prospectus:

If you die on or after your 90th birthday, the Standard Death Benefit may provide more value to your beneficiaries than the Maximum Anniversary Value option. Further, there is no additional charge for the Standard Death Benefit and there is an additional charge for the Maximum Anniversary Value option. You should discuss the death benefit options with your financial representative prior to making an election.



Dated: June 15, 2006


                Please keep this supplement with your prospectus

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
                          FS VARIABLE SEPARATE ACCOUNT
                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2006

                            POLARIS VARIABLE ANNUITY
                           POLARIS II VARIABLE ANNUITY
               POLARIS II A-CLASS PLATINUM SERIES VARIABLE ANNUITY
                         POLARIS CHOICE VARIABLE ANNUITY
                          FSA ADVISOR VARIABLE ANNUITY

--------------------------------------------------------------------------------

THE FOLLOWING REPLACES THE SECOND PARAGRAPH UNDER THE SUBHEADING TITLED "WHERE YOU CAN FIND MORE INFORMATION" LOCATED IN THE "FINANCIAL STATEMENTS" SECTION OF THE PROSPECTUS:

We incorporate by reference the consolidated financial statements (including notes and financial statement schedules thereto) and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control Over Financial Reporting) of AIG included in AIG's Amended Annual Report on Form 10-K/A for the fiscal year ended December 31, 2005, filed on June 19, 2006, in reliance on the report (which contains an adverse opinion on the effectiveness of internal control over financial reporting) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Date: June 23, 2006



                Please keep this Supplement with your Prospectus

                                   ----------

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                          FS VARIABLE SEPARATE ACCOUNT
                          SUPPLEMENT TO THE PROSPECTUS
                               DATED JULY 31, 2006
                         POLARIS CHOICE VARIABLE ANNUITY

                                   ----------

THE FOLLOWING IS ADDED TO THE FEE TABLES ON PAGE 4 OF THE PROSPECTUS:

OPTIONAL MARKETLOCK FOR TWO FEE

(calculated as the percentage of the greater of (a) Purchase Payments made in the first two years, or (b) the highest contract anniversary value (less Purchase Payments made after the first two years) during the period in which anniversary values are being considered, each adjusted for excess withdrawals during the applicable period)*

ALL YEARS IN WHICH THE FEATURE IS IN EFFECT   ANNUALIZED FEE
-------------------------------------------   --------------
Prior to Any Withdrawal                            0.40%
After the First Withdrawal                         0.80%

* MarketLock for Two is an optional guaranteed minimum withdrawal benefit. The annualized fee is deducted from the portion of your contract value allocated to the Variable Portfolios at the end of the first quarter following election and quarterly thereafter. The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in Variable Portfolios and the dollar amount invest in available Fixed Accounts which in total equal the amount of the fee. Excess withdrawals refer to amounts exceeding the maximum annual amount available at the time of withdrawal under this feature.

THE FOLLOWING REPLACES THE MAXIMUM EXPENSE EXAMPLES ON PAGE 5 OF THE PROSPECTUS:

MAXIMUM EXPENSE EXAMPLES

(assuming separate account annual expenses of 1.72%, including the optional Enhanced Death Benefit, the optional MarketLock for Two feature (0.80%), and investment in an Underlying Fund with maximum total expenses of 2.03%)

(1)  If you surrender your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
$1,161    $1,887    $2,532    $4,531

(2)  If you annuitize your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $461     $1,387    $2,232    $4,531

(3)  If you do not surrender your contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $461     $1,387    $2,232    $4,531

THE FOLLOWING REPLACES THE EXISTING "MARKETLOCK" SECTION UNDER THE "OPTIONAL LIVING BENEFITS" HEADING OF THE PROSPECTUS:

MARKETLOCK FOR TWO

WHAT IS MARKETLOCK FOR TWO?

MarketLock For Two is an optional feature designed to help you create a guaranteed income stream for a specified period of time that may last as long as you live even if the entire value of your contract has been reduced to zero ("the Benefit"). MarketLock For Two guarantees an income stream for the life of two spousal joint owners or an owner and his/her spousal beneficiary. Thus, MarketLock For Two may offer protection in the event your contract value declines due to unfavorable investment performance, certain withdrawal activity, a longer than expected life span, or any combination of these factors.

Please note that these features and/or their components that permit lifetime withdrawals may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability and any additional restrictions. MarketLock For Two is described in detail below.

MarketLock For Two is designed to offer protection of an income stream in the event of a significant market downturn and/or longer than expected life span. The feature does not guarantee a withdrawal of an income stream based on any Purchase Payments made after the second contract anniversary. The feature only guarantees lifetime withdrawals in the manner described below. You may never need to rely on MarketLock For Two depending on your contract's market performance, your withdrawal activity and your longevity.

WITHDRAWALS UNDER THE FEATURE ARE TREATED LIKE ANY OTHER WITHDRAWAL FOR THE PURPOSE OF CALCULATING TAXABLE INCOME AND REDUCING THE CONTRACT VALUE, FREE WITHDRAWAL AMOUNTS AND ALL OTHER BENEFITS, FEATURES AND CONDITIONS OF YOUR CONTRACT. PLEASE SEE ACCESS TO YOUR MONEY SECTION IN THE PROSPECTUS.

Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59-1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. In addition, if you have a qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE MARKETLOCK FOR TWO (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

MARKETLOCK FOR TWO

WHEN AND HOW MAY I ELECT MARKETLOCK FOR TWO?

You may only elect MarketLock For Two at the time of contract issue and this feature cannot be elected if you elect any other optional living benefit, including MarketLock. To elect MarketLock For Two, you must purchase the contract with your spouse as joint owner or you must designate your spouse as the sole, primary beneficiary. For Non-qualified contracts, the younger owner/spousal beneficiary must be at least age 55 and no older than age 75. For Qualified contracts, the owner and the spousal beneficiary must be at least age 55 and the owner must be no older than age 75 at the time of contract issue.

HOW DOES MARKETLOCK FOR TWO WORK?

MarketLock For Two automatically locks-in the highest Anniversary Value during the first 10 years (or 20 years if you extend the MAV Evaluation Period, as discussed below) and guarantees annual withdrawals based on this amount over your lifetime and the lifetime of your spouse. You may begin taking withdrawals immediately following the contract issue date. The Maximum Annual Withdrawal Percentage represents the maximum percentage of your MAV Benefit Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each year, and varies depending on the age of the younger spouse at the time of the first withdrawal.

     MARKETLOCK FOR TWO SUMMARY TABLE:

                                               MAXIMUM
                                                ANNUAL
         AGE OF THE YOUNGER SPOUSE            WITHDRAWAL
        AT TIME OF FIRST WITHDRAWAL          PERCENTAGE*
        ---------------------------          -----------
At least age 55 but prior to 63rd Birthday        4%
At least age 63 but prior to 76th Birthday        5%
On or after 76th birthday                         6%

* If you are taking required minimum distributions ("RMD") from the contract, and the portion of the RMD amount based on this contract is greater than the Maximum Annual Withdrawal Amount (defined below), that portion of the withdrawal will not be treated as an excess withdrawal. Any portion of an RMD withdrawal that is based on amounts other than this contract will be considered an excess withdrawal. Please see "What are the effects of withdrawals on MarketLock For Two?" below.

HOW ARE THE COMPONENTS FOR MARKETLOCK FOR TWO CALCULATED?

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments received during the first two years after your contract issue date. Any Purchase Payments we receive more than two years after your contract issue date are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any spousal continuation contributions. (See the Spousal Continuation section in the prospectus.) Eligible Purchase Payments are limited to $1 million without our prior approval.

SECOND, we consider the MAV EVALUATION PERIOD, which begins on your contract issue date and ends on your 10th contract anniversary. On the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

THIRD, we determine the ANNIVERSARY VALUE which equals the value of your contract on any contract anniversary during the MAV Evaluation Period minus any Ineligible Purchase Payments.

FOURTH, we determine the MAV BENEFIT BASE. Initially, the MAV Benefit Base is equal to the first Eligible Purchase Payment. Thereafter, the MAV Benefit Base is increased each time subsequent Eligible Purchase Payments are made, and adjusted each time any Excess Withdrawals are taken. Please see "What are the effects of withdrawals on MarketLock For Two?" below. On each contract anniversary throughout the MAV Evaluation Period, the MAV Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current MAV Benefit Base and any previous year's Anniversary Value. Other than adjustments made for excess withdrawals, the MAV Benefit Base will only be adjusted upwards, and subsequent lower Anniversary Values through the MAV Evaluation Period will not result in a lower MAV Benefit Base.

FINALLY, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year and is an amount calculated by multiplying the current MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage. The applicable Maximum Annual Withdrawal Percentage is determined based on the younger spouse's age when you take your first withdrawal. Applicable percentages are shown in the MarketLock For Two Summary table above. If the MAV Benefit Base is increased to the current Anniversary Value, the Maximum Annual Withdrawal Amount is recalculated on that contract anniversary by multiplying the new MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage multiplied by the new MAV Benefit Base. If the MAV Benefit Base is increased for any Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated upon receipt of each Eligible Purchase Payments by multiplying the new MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

WHAT IS THE FEE FOR MARKETLOCK FOR TWO?

The annualized fee for MarketLock For Two for all years in which the feature is in effect, is calculated as 0.40% of the MAV Benefit Base prior to any withdrawal being taken and 0.80% of the MAV Benefit Base after the first withdrawal is taken.

You should keep in mind that an increase in the MAV Benefit Base due to an adjustment to a higher Anniversary Value or due to subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Alternatively, a decrease in MAV Benefit Base due to excess withdrawals will decrease the dollar amount of the fee. The fee will be calculated and deducted quarterly from the portion of your contract value allocated to the Variable Portfolios, starting on the first quarter following your contract issue date and ending upon termination of the Benefit. The 0.80% fee applicable after the first withdrawal is assessed at the end of the quarter in which the withdrawal is taken. If your contract value and/or MAV Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you surrender or annuitize your contract before the end of a contract quarter.

WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK FOR TWO?

The Maximum Annual Withdrawal Amount and the MAV Benefit Base may change over time as a result of the timing and amounts of withdrawals.

Any withdrawals in a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount, do not reduce the MAV Benefit Base. We define Excess Withdrawals as either: 1) any portion of a withdrawal that causes the total withdrawals in a benefit year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess Withdrawals will reduce the MAV Benefit Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. Excess Withdrawals also result in a reduction to your Maximum Annual Withdrawal Amount because it is recalculated after each Excess Withdrawal by multiplying the reduced MAV Benefit Base by the existing Maximum Annual Withdrawal Percentage. In addition, if in any year an Excess Withdrawal reduces the contract value to zero, MarketLock For Two is terminated and you will not continue to receive withdrawals over your and your spouse's lifetime.

The impact of withdrawals and the effect on each component of MarketLock For Two are further explained below:

     MAV BENEFIT BASE: If the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base is not reduced for those withdrawals. Excess Withdrawals as described above reduce the MAV Benefit Base as follows:

     For each Excess Withdrawal taken, the MAV Benefit Base is reduced in the same proportion by which the contract value is reduced by each Excess Withdrawal.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the MAV Benefit Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your MAV Benefit Base is adjusted upward (as described above under "How are the components for MarketLock For Two Calculated?"). If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced MAV Benefit Base by the existing Maximum Annual Withdrawal Percentage. This newly recalculated Maximum Annual Withdrawal Amount will be available beginning on the next contract anniversary and may be lower than your previous Maximum Annual Withdrawal Amount For Two.

THE MARKETLOCK FOR TWO EXAMPLES APPENDIX PROVIDES EXAMPLES OF THE EFFECTS OF WITHDRAWALS.

WHAT HAPPENS IF THE CONTRACT VALUE IS REDUCED TO ZERO?

If the contract value is zero but the MAV Benefit Base is greater than zero, a Benefit remains payable over your lifetime and the lifetime of your spouse. However, if at the time an Excess Withdrawal is taken, your contract value is reduced to zero, no Benefit remains.

The contract's other benefits will be terminated once the contract value equals zero. You may not make subsequent Purchase Payments or transfers and no death benefit or future annuitization payments are available. Therefore, during times of unfavorable investment performance, withdrawals taken under the benefit may reduce the contract value to zero eliminating any other benefits of the contract.

Except as described above, when the contract value equals zero, to receive any remaining benefit, you may select one of the following income options:

     1. The current Maximum Annual Withdrawal Amount, paid equally on a quarterly, semi-annual or annual frequency as selected by you until the date of death of the surviving spouse; or

     2. Lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or

     3.   Any payment option mutually agreeable between you and us.

If you do not select a payment option, the remaining Benefit will be paid as the current Maximum Annual Withdrawal Amount on a quarterly basis until the date of death of the surviving spouse.

CAN I EXTEND THE MAV EVALUATION PERIOD BEYOND 10 YEARS?

Yes. At the end of the MAV Evaluation Period, as long as the Benefit is still in effect and the younger spouse is age 85 or younger, we guarantee that you will be given the opportunity to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. If you elect to extend the MAV Evaluation Period, the MAV Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. See "How are the components for MarketLock For Two calculated?" Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee, will change to those in effect at the time you elect to extend, which may be different from the components when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the MAV Benefit Base will no longer be adjusted for market gains on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last MAV Evaluation Period, subject to adjustments for excess withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

WHAT HAPPENS TO MARKETLOCK FOR TWO UPON A SPOUSAL CONTINUATION?

The components of the feature will not change as a result of a spousal continuation. A continuing spouse can elect to receive withdrawals in accordance with the provisions of the MarketLock For Two Summary Table above based on the age of the younger spouse when the first withdrawal was taken and based on the MAV Benefit Base at the time of spousal continuation. Alternatively, if contract value is greater than zero, a continuing spouse may make a death claim under the death provisions of the contract and terminate the contract and the MarketLock For Two feature.

If spousal continuation occurs during the MAV Evaluation Period, the continuing spouse will continue to receive any upward adjustments due to market gains to the MAV Benefit Base during the period and any spousal continuation contribution is included in anniversary value. However, spousal continuation contributions are not considered to be Eligible Purchase Payments. In addition, the continuing spouse will be eligible to extend the MAV Evaluation Period upon the expiration of the initial period. (See "Can I extend the MAV Evaluation Period beyond 10 years?").

CAN A NON-SPOUSAL BENEFICIARY ELECT TO RECEIVE ANY REMAINING BENEFITS UNDER MARKETLOCK FOR TWO UPON THE DEATH OF THE SECOND SPOUSE?

No. Upon the death of both spouses, if the contract value is greater than zero, a non-spousal beneficiary must make an election under the death provisions of the contract, which terminates MarketLock For Two. SEE DEATH BENEFITS BELOW.

WHAT HAPPENS TO MARKETLOCK FOR TWO UPON THE LATEST ANNUITY DATE?

If there is remaining contract value and the MAV Benefit Base is greater than zero on the Latest Annuity Date, you must select one of the following options:

     1.   Annuitize the contract value under the contract's annuity provisions;
          or

     2. Elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, paid equally on a quarterly, semi-annual or annual frequency as selected by you until the date of death of the surviving spouse, if eligible for lifetime withdrawals, even if the MAV Benefit Base is zero; or

     3.   Any payment option mutually agreeable between you and us.

Upon election of items 1, 2, or 3 above, the Accumulation Phase of your contract ends and the Income Phase begins. Therefore, if electing Income Payments for the life of the Annuitant, upon death, no benefit remains and the contract and its features will terminate.

CAN MARKETLOCK FOR TWO BE CANCELLED?

MarketLock For Two may be cancelled on the 5th contract anniversary, the 10th contract anniversary, or any contract anniversary thereafter. Once MarketLock For Two is cancelled, you will no longer be charged a fee and the guarantees under the Benefit are terminated. You may not extend the MAV Evaluation Period and you may not re-elect MarketLock For Two after cancellation.

ARE THERE CIRCUMSTANCES UNDER WHICH MARKETLOCK FOR TWO WILL AUTOMATICALLY TERMINATE?

The feature automatically terminates upon the occurrence of one of the following:

     1.   Annuitization of the contract; or

     2.   Full surrender of the contract; or

     3. A death benefit is paid and the contract is not continued by the spouse; or

     4. Excess withdrawals that reduce the contract value to zero which then reduces the MAV Benefit Base to zero; or

     5.   Death of surviving original spouse; or

     6. A change in ownership that involves the original owner(s) except as noted below and under "Are there circumstances under which guaranteed withdrawals over the lifetime of your spouse is terminated?"*

* If a change of ownership occurs from a natural person to a non-natural entity, the original natural owner(s) must also be the annuitant(s) after the ownership change to prevent termination of MarketLock For Two. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner(s) was the original natural annuitant(s) in order to prevent termination of MarketLock For Two. Any ownership change is contingent upon prior review and approval by the Company.

ARE THERE CIRCUMSTANCES UNDER WHICH GUARANTEED WITHDRAWALS OVER THE LIFETIME OF YOUR SPOUSE IS TERMINATED?

Under any of the following circumstances, MarketLock For Two will provide a guarantee for your lifetime and not the lifetime of your spouse:

     1.   One of the two original owners is removed from the contract; or

     2.   The original spousal beneficiary is removed or replaced; or

     3. The original spousal joint owner or spousal beneficiary is removed or replaced upon divorce.

     4. The original spousal joint owners or spousal beneficiary are no longer married at the time of death of the first spouse.

Under these circumstances, the original remaining owner continues to pay the fee for MarketLock For Two and receives the Benefit for his/her lifetime only, or may choose to terminate the feature as described under "Can MarketLock For Two be Cancelled?"

THE FOLLOWING REPLACES THE EXISTING MARKETLOCK EXAMPLES APPENDIX OF THE
PROSPECTUS:

MARKETLOCK AND MARKETLOCK FOR TWO EXAMPLES

The following examples demonstrate the operation of the MarketLock and MarketLock For Two features:

EXAMPLE 1:

Assume you elect MarketLock and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments and no withdrawals before the 1st contract anniversary. Assume that on your 1st contract anniversary, your contract value is $105,000.

Your initial MAV Benefit Base is equal to 100% of your Eligible Purchase Payments, or $100,000. On your first contract Anniversary, your MAV Benefit Base is equal to the greater of your current MAV Benefit Base ($100,000), or your contract value ($105,000), which is $105,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals following your first contract anniversary is 5% of the Benefit Base (5% x $105,000 = $5,250). The Minimum Withdrawal Period is equal to the MAV Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 20 years ($105,000 / $5,250). Therefore, as of your 1st contract anniversary, you may take up to $105,000 in withdrawals of up to $5,250 annually over a minimum of 20 years. However, if the first withdrawal occurs on or after the older owner's 65th birthday and no withdrawal ever exceeds 5% of each year's MAV Benefit Base, then all such withdrawals are guaranteed for the lifetime of the older owner and the Minimum Withdrawal Period does not apply unless lifetime withdrawals are terminated.

EXAMPLE 2:

Assume you elect MarketLock and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments and no withdrawals before the 5th contract anniversary. Assume that your contract anniversary values and MAV Benefit Base values are as follows:

Anniversary   Contract Value   MAV Benefit Base
-----------   --------------   ----------------
    1st          $105,000          $105,000
    2nd          $115,000          $115,000
    3rd          $107,000          $115,000
    4th          $110,000          $115,000
    5th          $120,000          $120,000

On your 5th anniversary, your contract value is $120,000, and your MAV Benefit Base is stepped-up to $120,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals after your 5th contract anniversary is 7% of the MAV Benefit Base (7% x $120,000 = $8,400). The Minimum Withdrawal Period is equal to the MAV Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 14.28 years ($120,000 / $8,400). Therefore, as of your 5th contract anniversary, you may take up to $120,000 in withdrawals of up to $8,400 annually over a minimum of 14 years, plus $2,400 in the last Benefit Year.

EXAMPLE 3 - IMPACT OF WITHDRAWALS LESS THAN OR EQUAL TO MAXIMUM ANNUAL WITHDRAWAL AMOUNT:

Assume you elect MarketLock, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 5th contract anniversary, and contract values and MAV Benefit Base values as described in EXAMPLE 2 above. During your 6th contract Year, after your 5th contract anniversary, you make a withdrawal of $4,500. Because the withdrawal is less than or equal to your Maximum Annual Withdrawal Amount ($8,400), your MAV Benefit Base ($120,000) is reduced by the total dollar amount of the withdrawal ($4,500). Your new MAV Benefit Base equals $115,500. Your Maximum Annual Withdrawal Amount remains $8,400. Your new Minimum Withdrawal Period following the withdrawal is equal to the new MAV Benefit Base divided by your current Maximum Annual Withdrawal Amount, ($115,500 / $8,400). Therefore, following this first withdrawal of $4,500, you may take annual withdrawals of up to $8,400 over the next 13 years, plus $6,300 in the last Benefit Year.

EXAMPLE 4 - IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL AMOUNT:

Assume you elect MarketLock, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 5th contract anniversary, and contract values and MAV Benefit Base values as described in EXAMPLE 2 above. Also assume that during your 6th contract Year, after your 5th contract anniversary, your contract value is $118,000 and you make a withdrawal of $11,688. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($8,400), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($11,688 - $8,400), or $3,288. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $8,400 from the contract value and the MAV Benefit Base. Your contract value after this portion of the withdrawal is $109,600 ($118,000 - $8,400). Your MAV Benefit Base after this portion of your withdrawal is $111,600 ($120,000 - $8,400). Next, we recalculate your MAV Benefit Base by taking the lesser of two calculations. For the first calculation, we deduct the amount of the Excess Withdrawal from the MAV Benefit Base ($111,600 - $3,288 = $108,312). For the second calculation, we reduce the MAV Benefit Base by the proportion by which the contract value was reduced by the Excess Withdrawal ($106,312 /$109,600= 97%), or $111,600 * 97% which equals
$108,252. Your MAV Benefit Base is the lesser of these two calculations, or $108,252. The Minimum Withdrawal Period following the excess withdrawal is equal to the Minimum Withdrawal Period at the end of the prior year (14.28 years) reduced by one year (13.28 years). Your new Maximum Annual Withdrawal Amount following the excess withdrawal is your MAV Benefit Base divided by your Minimum Withdrawal Period ($108,252 / 13.28), which equals $8,151.51.

EXAMPLE 5:

Assume you elect MarketLock For Two and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments and no withdrawals before the 1st contract anniversary. Assume that on your 1st contract anniversary, your contract value is $105,000.

Your initial MAV Benefit Base is equal to 100% of your Eligible Purchase Payments, or $100,000. On your first contract Anniversary, your MAV Benefit Base is equal to the greater of your current MAV Benefit Base ($100,000), or your contract value ($105,000), which is $105,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals (when the younger of you and if applicable, your spouse is at least 62 years old but younger than 75 years old) is 5% of the MAV Benefit Base (5% x $105,000 = $5,250). Therefore, as of your 1st contract anniversary, you may take up to $105,000 in withdrawals of up to $5,250 annually as long as at least one of you or your spouse is alive.

EXAMPLE 6:

Assume you elect MarketLock For Two and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments. Assume that your contract anniversary values and MAV Benefit Base values are as follows:

Anniversary   Contract Value   MAV Benefit Base
-----------   --------------   ----------------
    1st          $105,000          $105,000
    2nd          $115,000          $115,000
    3rd          $107,000          $115,000
    4th          $110,000          $115,000
    5th          $120,000          $120,000

On your 5th anniversary, your contract value is $120,000, and your MAV Benefit Base is stepped-up to $120,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals (provided your or the younger of you or your spouse is at least 75) is 6% of the MAV Benefit Base (6% x $120,000 = $7,200). Therefore, you may take up to $7,200 annually while at least one of you or your spouse is alive.

EXAMPLE 7 - IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL AMOUNT:

Assume you elect MarketLock for Two, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 5th contract anniversary, and contract values and Benefit Base values as described in EXAMPLE 2 above. Also assume that during your 6th contract year, after your 5th contract anniversary, your contract value is $118,000 and you make a withdrawal of $11,632. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($7,200), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($11,632 - $7,200), or $4,432. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $7,200. Your contract value after this portion of the withdrawal is $110,800 ($118,000 - $7,200), but your Benefit Base is unchanged. Next, we recalculate your Benefit Base by reducing the Benefit Base by the proportion by which the contract value was reduced by the Excess Withdrawal ($4,432/$110,800= 4%), or $120,000 x 96% which equals $115,200. Your new Maximum Annual Withdrawal Amount is your Benefit Base multiplied by your Maximum Annual Withdrawal percentage ($115,200 * 6%), which equals $6,912. Therefore, you may take up to $6,912 annually while at least one of you or your spouse is alive.

Date: July 31, 2006

                Please keep this Supplement with your Prospectus

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
                          FS VARIABLE SEPARATE ACCOUNT

                         SUPPLEMENT TO THE PROSPECTUSES
                                DATED MAY 1, 2006


                           POLARIS II VARIABLE ANNUITY
                         POLARIS CHOICE VARIABLE ANNUITY
                 WM DIVERSIFIED STRATEGIES III VARIABLE ANNUITY
--------------------------------------------------------------------------------


THE FOLLOWING REPLACES THE SECOND SENTENCE IN THE THIRD PARAGRAPH UNDER THE SUBHEADING TITLED "WHAT IS MARKETLOCK?" LOCATED IN THE "MARKETLOCK" SECTION OF THE PROSPECTUS.

"The feature does NOT guarantee a withdrawal of an income stream based on any Purchase Payments made after the second contract anniversary."




Dated: August 1, 2006


                Please keep this Supplement with your Prospectus

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
                          FS VARIABLE SEPARATE ACCOUNT

               SUPPLEMENT TO THE PROSPECTUSES DATED JUNE 23, 2006
                    (PRINTED PROSPECTUSES DATED MAY 1, 2006)

               POLARIS II A-CLASS PLATINUM SERIES VARIABLE ANNUITY
                           POLARIS II VARIABLE ANNUITY
                         POLARIS CHOICE VARIABLE ANNUITY

--------------------------------------------------------------------------------


Effective August 15, 2006, the Van Kampen Life Investment Trust, Class II shares
- Emerging Growth Portfolio changes its name to the Van Kampen Life Investment Trust, Class II shares - Strategic Growth Portfolio. All references in the prospectus to "Emerging Growth Portfolio" are hereby replaced with "Strategic Growth Portfolio."


--------------------------------------------------------------------------------
FORMER NAME                                    CURRENT NAME
--------------------------------------------------------------------------------
Emerging Growth                                Strategic Growth
--------------------------------------------------------------------------------




Dated: August 15, 2006


                Please keep this Supplement with your Prospectus

--------------------------------------------------------------------------------
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                          FS VARIABLE SEPARATE ACCOUNT
                          SUPPLEMENT TO THE PROSPECTUS
                                DATED MAY 1, 2006

                           POLARIS II VARIABLE ANNUITY
                         POLARIS CHOICE VARIABLE ANNUITY
--------------------------------------------------------------------------------


THE FOLLOWING REPLACES EXAMPLES 5 AND 6 UNDER THE MARKETLOCK AND MARKETLOCK FOR TWO EXAMPLES IN THE OPTIONAL LIVING BENEFIT APPENDIX OF THE PROSPECTUS:

MARKETLOCK AND MARKETLOCK FOR TWO EXAMPLES

The following examples demonstrate the operation of the MarketLock and MarketLock For Two features:

EXAMPLE 5:

Assume you elect MarketLock For Two and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments and no withdrawals before the 1st contract anniversary. Assume that on your 1st contract anniversary, your contract value is $105,000.

Your initial MAV Benefit Base is equal to 100% of your Eligible Purchase Payments, or $100,000. On your first contract Anniversary, your MAV Benefit Base is equal to the greater of your current MAV Benefit Base ($100,000), or your contract value ($105,000), which is $105,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals (when the younger of you and if applicable, your spouse is at least 63 years old but younger than 76 years old) is 5% of the MAV Benefit Base (5% x $105,000 = $5,250). Therefore, as of your 1st contract anniversary, you may take up to $105,000 in withdrawals of up to $5,250 annually as long as at least one of you or your spouse is alive.

EXAMPLE 6:

Assume you elect MarketLock For Two and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments. Assume that your contract anniversary values and MAV Benefit Base values are as follows:


       Anniversary             Contract Value          MAV Benefit Base
       -----------             --------------          ----------------
           1st                    $105,000                 $105,000
           2nd                    $115,000                 $115,000
           3rd                    $107,000                 $115,000
           4th                    $110,000                 $115,000
           5th                    $120,000                 $120,000

On your 5th anniversary, your contract value is $120,000, and your MAV Benefit Base is stepped-up to $120,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals (provided the younger of you or your spouse is at least 76) is 6% of the MAV Benefit Base (6% x $120,000 = $7,200). Therefore, you may take up to $7,200 annually while at least one of you or your spouse is alive.



Date: September 1, 2006


                Please keep this supplement with your prospectus.

--------------------------------------------------------------------------------

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          FS VARIABLE SEPARATE ACCOUNT

                                SUPPLEMENT TO THE
                   POLARIS CHOICE VARIABLE ANNUITY PROSPECTUS
                                DATED MAY 1, 2006

--------------------------------------------------------------------------------


The date of the prospectus and all references in the prospectus to the date of the Statement of Additional Information are hereby changed to September 29, 2006.






Dated: September 29, 2006

                Please keep this supplement with your prospectus.

                                               As filed pursuant to Rule 497
                                               under the Securities Act of 1933
                                               Registration No. 333-102137




                             (POLARIS CHOICE LOGO)

                                   PROSPECTUS
                                  MAY 1, 2006

Please read this prospectus            FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS
carefully before investing and             issued by
keep it for future reference.          FIRST SUNAMERICA LIFE INSURANCE COMPANY
It contains important                      in connection with
information about the variable         FS VARIABLE SEPARATE ACCOUNT
annuity.                               The annuity has several investment options -- Variable Portfolios (which are subaccounts of the separate account) and available fixed account options. Each
To learn more about the                Variable Portfolio invests exclusively in the shares of one of the Underlying Funds
annuity offered in this                listed below. The Underlying Funds are part of the Anchor Series Trust ("AST"),
prospectus, you can obtain a           SunAmerica Series Trust ("SAST"), American Funds Insurance Series ("AFIS"), Lord
copy of the Statement of               Abbett Series Fund, Inc. ("LASF"), Columbia Funds Variable Insurance Trust I ("CFT
Additional Information ("SAI")         I") and Van Kampen Life Investment Trust ("VKT").
dated May 1, 2006. The SAI has
been filed with the United             STOCKS:
States Securities and Exchange             MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
Commission ("SEC") and is                    - Aggressive Growth Portfolio                                              SAST
incorporated by reference into               - Blue Chip Growth Portfolio                                               SAST
this prospectus. The Table of                - "Dogs" of Wall Street Portfolio*                                         SAST
Contents of the SAI appears at             MANAGED BY ALLIANCEBERSTEIN L.P.
the end of this prospectus.                  - Alliance Growth Portfolio                                                SAST
For a free copy of the SAI,                  - Growth-Income Portfolio                                                  SAST
call us at (800) 99NY-SUN or                 - Small & Mid Cap Value Portfolio                                          SAST
write to us at our Annuity                 MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY
Service Center, P.O. Box                     - American Funds Global Growth Portfolio                                   AFIS
54299, Los Angeles, California               - American Funds Growth Portfolio                                          AFIS
90054-0299.                                  - American Funds Growth-Income Portfolio                                   AFIS
                                           MANAGED BY DAVIS SELECTED ADVISERS, L.P. D/B/A DAVIS ADVISERS
In addition, the SEC maintains               - Davis Venture Value Portfolio                                            SAST
a website (http://www.sec.gov)               - Real Estate Portfolio                                                    SAST
that contains the SAI,                     MANAGED BY FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA
materials incorporated by                    - Federated American Leaders Portfolio*                                    SAST
reference and other                        MANAGED BY FRANKLIN ADVISORY SERVICES, LLC
information filed                            - Small Company Value Portfolio                                            SAST
electronically with the SEC by             MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT, L.P.
the Company.                                 - Goldman Sachs Research Portfolio                                         SAST
                                           MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT INC.
ANNUITIES INVOLVE RISKS,                     - Global Equities Portfolio                                                SAST
INCLUDING POSSIBLE LOSS OF                 MANAGED BY LORD, ABBETT & CO. LLC
PRINCIPAL, AND ARE NOT A                     - Lord Abbett Growth and Income Portfolio                                  LASF
DEPOSIT OR OBLIGATION OF, OR               MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC
GUARANTEED OR ENDORSED BY, ANY               - Columbia Marsico Focused Equities Variable Series Portfolio               CFT
BANK. THEY ARE NOT FEDERALLY           I
INSURED BY THE FEDERAL DEPOSIT             MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
INSURANCE CORPORATION, THE                   - MFS Massachusetts Investors Trust Portfolio*                             SAST
FEDERAL RESERVE BOARD OR ANY                 - MFS Mid-Cap Growth Portfolio                                             SAST
OTHER AGENCY.                              MANAGED BY MORGAN STANLEY INVESTMENT MANAGEMENT INC.**
                                             - Growth Opportunities Portfolio                                           SAST
                                             - International Diversified Equities Portfolio                             SAST
                                             - Technology Portfolio                                                     SAST
                                           MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC
                                             - Emerging Markets Portfolio                                               SAST
                                             - International Growth & Income Portfolio                                  SAST
                                             - Putnam Growth: Voyager Portfolio                                         SAST
                                           MANAGED BY TEMPLETON INVESTMENT COUNSEL, LLC
                                             - Foreign Value Portfolio                                                  SAST
                                           MANAGED BY VAN KAMPEN ASSET MANAGEMENT
                                             - Van Kampen LIT Comstock Portfolio*                                        VKT
                                             - Van Kampen LIT Emerging Growth Portfolio                                  VKT
                                             - Van Kampen LIT Growth and Income Portfolio                                VKT
                                           MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
                                             - Capital Appreciation Portfolio                                            AST
                                             - Growth Portfolio                                                          AST
                                             - Natural Resources Portfolio                                               AST
                                       BALANCED:
                                           MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT INC.
                                             - SunAmerica Balanced Portfolio                                            SAST
                                           MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                             - MFS Total Return Portfolio                                               SAST
                                           MANAGED BY WM ADVISORS, INC.
                                             - Asset Allocation Portfolio                                                AST
                                       BONDS:
                                           MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
                                             - High-Yield Bond Portfolio                                                SAST
                                           MANAGED BY FEDERATED INVESTMENT MANAGEMENT
                                             - Corporate Bond Portfolio                                                 SAST
                                           MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
                                             - Global Bond Portfolio                                                    SAST
                                           MANAGED BY MACKAY SHIELDS LLC
                                             - Columbia High Yield Variable Series Portfolio                             CFT
                                       I
                                           MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
                                             - Government and Quality Bond Portfolio                                     AST
                                       CASH:
                                           MANAGED BY COLUMBIA MANAGEMENT ADVISERS, LLC
                                             - Cash Management Portfolio                                                SAST
                                        * "Dogs" of Wall Street Portfolio is an equity fund seeking total return; Federated
                                       American Leaders Portfolio is an equity fund seeking growth of capital and income;
                                          MFS Massachusetts Investors Trust Portfolio is an equity fund seeking reasonable current income, long-term capital growth and conservation of capital; and Van
                                          Kampen LIT Comstock Portfolio is an equity fund, seeking capital growth and income.
                                       ** Morgan Stanley Investment Management Inc. does business in certain instances using the name Van Kampen.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
 OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
                                    TABLE OF CONTENTS
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
 GLOSSARY........................................................................      2
 HIGHLIGHTS......................................................................      3
 FEE TABLES......................................................................      4
    Maximum Owner Transaction Expenses...........................................      4
    Contract Maintenance Fee.....................................................      4
    Separate Account Annual Expenses.............................................      4
    Additional Optional Features Fee.............................................      4
    Optional MarketLock Fee......................................................      4
    Optional Polaris Income Rewards Fee..........................................      4
    Optional Capital Protector Fee...............................................      4
    Underlying Fund Expenses.....................................................      4
 EXAMPLES........................................................................      5
 THE POLARIS CHOICE VARIABLE ANNUITY.............................................      6
 PURCHASING A POLARIS CHOICE VARIABLE ANNUITY....................................      6
    Allocation of Purchase Payments..............................................      7
    Accumulation Units...........................................................      7
 INVESTMENT OPTIONS..............................................................      8
    Variable Portfolios..........................................................      8
        Anchor Series Trust......................................................      8
        SunAmerica Series Trust..................................................      8
        American Funds Insurance Series..........................................      8
        Lord Abbett Series Fund, Inc. ...........................................      8
        Columbia Funds Variable Insurance Trust I................................      8
        Van Kampen Life Investment Trust.........................................      8
    Fixed Accounts...............................................................      9
    Dollar Cost Averaging Fixed Accounts.........................................     10
    Dollar Cost Averaging Program................................................     10
    Asset Allocation Program.....................................................     10
    Transfers During the Accumulation Phase......................................     11
    Automatic Asset Rebalancing Program..........................................     13
    Voting Rights................................................................     13
    Substitution, Addition or Deletion of Variable Portfolios....................     13
 ACCESS TO YOUR MONEY............................................................     13
    Systematic Withdrawal Program................................................     15
    Minimum Contract Value.......................................................     15
 OPTIONAL LIVING BENEFITS........................................................     15
    MarketLock...................................................................     15
    Polaris Income Rewards.......................................................     20
    Capital Protector............................................................     23
 DEATH BENEFITS..................................................................     24
    Spousal Continuation.........................................................     26
 EXPENSES........................................................................     27
    Separate Account Expenses....................................................     27
    Withdrawal Charges...........................................................     27
    Underlying Fund Fees.........................................................     27
    Contract Maintenance Fee.....................................................     28
    Transfer Fee.................................................................     28
    Optional MarketLock Fee......................................................     28
    Optional Polaris Income Rewards Fee..........................................     28
    Optional Capital Protector Fee...............................................     28
    Optional Enhanced Death Benefit Fee..........................................     28
    Income Taxes.................................................................     28
    Reduction or Elimination of Fees, Expenses and Additional Amounts Credited...     28
 INCOME OPTIONS..................................................................     29
    Annuity Date.................................................................     29
    Income Options...............................................................     29
    Fixed or Variable Income Payments............................................     29
    Income Payments..............................................................     30
    Transfers During the Income Phase............................................     30
    Deferment of Payments........................................................     30
 TAXES...........................................................................     30
    Annuity Contracts in General.................................................     30
    Tax Treatment of Distributions - Non-Qualified Contracts.....................     31
    Tax Treatment of Distributions - Qualified Contracts.........................     31
    Minimum Distributions........................................................     32
    Tax Treatment of Death Benefits..............................................     32
    Contracts Owned by a Trust or Corporation....................................     32
    Gifts, Pledges and/or Assignments of a Contract..............................     32
    Diversification and Investor Control.........................................     33
 OTHER INFORMATION...............................................................     33
    First SunAmerica Life........................................................     33
    The Separate Account.........................................................     33
    The General Account..........................................................     33
    Registration Statements......................................................     34
    Payments in Connection with Distribution of the Contract.....................     34
    Administration...............................................................     34
    Legal Proceedings............................................................     35
    Financial Statements.........................................................     35
 TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION........................     36
 APPENDIX A - CONDENSED FINANCIALS...............................................    A-1
 APPENDIX B - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION......................    B-1
 APPENDIX C - OPTIONAL LIVING BENEFIT EXAMPLES...................................    C-1
 APPENDIX D - MARKET VALUE ADJUSTMENT ("MVA")....................................    D-1

        ----------------------------------------------------------------
        ----------------------------------------------------------------
                                    GLOSSARY
        ----------------------------------------------------------------
        ----------------------------------------------------------------
We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.


ACCUMULATION PHASE - The period during which you invest money in your contract.


ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.


ANNUITANT - The person on whose life we base income payments after you begin the Income Phase.


ANNUITY DATE - The date on which you select income payments to begin.


ANNUITY UNITS - A measurement we use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.


BENEFICIARY - The person designated to receive any benefits under the contract if you or the Annuitant dies.


COMPANY - Refers to First SunAmerica Life Insurance Company, the insurer that issues this contract. The term "we," "us," "our," and "First SunAmerica Life" are also used to identify the Company.


CONTINUING SPOUSE - Spouse of original contract owner at the time of death who elects to continue the contract after the death of the original contract owner.


FIXED ACCOUNT - An account, if available, that we may offer in which you may invest money and earn a fixed rate of return.


INCOME PHASE - The period during which we make income payments to you, other than Living Benefit payments.


LATEST ANNUITY DATE - Your 90th birthday or tenth contract anniversary, whichever is later.


MARKET CLOSE - The close of the New York Stock Exchange, usually at 1:00 p.m. Pacific Time.


NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").


NYSE - New York Stock Exchange


OWNER - The person or entity (if a non-natural owner) with an interest or title to this contract. The term "you" or "your" are also used to identify the Owner.


PURCHASE PAYMENTS - The money you give us to buy and invest in the contract.


QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.


SEPARATE ACCOUNT - A segregated asset account maintained separately from the Company's regular portfolio of investments and general accounts. The Separate Account is established by the Company to purchase and hold the Variable Portfolios.


TRUSTS - Collectively refers to the Anchor Series Trust, the SunAmerica Series Trust, American Funds Insurance Series, the Lord Abbett Series Fund, Inc., Columbia Funds Variable Insurance Trust I and Van Kampen Life Investment Trust.


UNDERLYING FUNDS - The underlying investment portfolios of the Trusts in which the Variable Portfolios invest.


VARIABLE PORTFOLIO(S) - The variable investment options available under the contract. Each Variable Portfolio has its own investment objective and is invested in the Underlying Funds of the Trusts.

        ----------------------------------------------------------------
        ----------------------------------------------------------------
                                   HIGHLIGHTS
        ----------------------------------------------------------------
        ----------------------------------------------------------------

The Polaris Choice Variable Annuity is a contract between you and First SunAmerica Life Insurance Company ("First SunAmerica"). It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.

FREE LOOK: You may cancel your contract within 10 days after receiving it (more time is allowed for replacement contracts). You will receive the greater of (1) Purchase Payments or (2) the value of your contract on the day that we receive your request. The amount refunded may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. PLEASE SEE PURCHASING A POLARIS CHOICE VARIABLE ANNUITY IN THE PROSPECTUS.

EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $30 contract maintenance fee from your contract, which may be waived for contracts of $50,000 or more. We also deduct separate account charges which equal 1.52% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios, including Rule 12b-1 fees of up to 0.25%. If you elect optional features available under the contract we may charge additional fees for those features. A separate withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for three complete years, withdrawal charges no longer apply to that Purchase Payment. PLEASE SEE THE FEE TABLE, PURCHASING A POLARIS CHOICE VARIABLE ANNUITY AND EXPENSES IN THE PROSPECTUS.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. PLEASE SEE ACCESS TO YOUR MONEY AND TAXES IN THE PROSPECTUS.

OPTIONAL LIVING BENEFITS: You may elect one of the optional living benefits available under your contract. For an additional fee, these features are designed to protect a portion of your investment in the event your contract value declines due to unfavorable investment performance during the Accumulation Phase and before a death benefit is payable. SEE "OPTIONAL LIVING BENEFITS" IN THE PROSPECTUS.

DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. PLEASE SEE DEATH BENEFITS IN THE PROSPECTUS.

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also choose from five different income options, including an option for income that you cannot outlive. PLEASE SEE INCOME OPTIONS IN THE PROSPECTUS.

INQUIRIES: If you have questions about your contract call your financial representative or contact us at First SunAmerica Life Insurance Company Annuity Service Center P.O. Box 54299 Los Angeles, California 90054-0299. Telephone
Number: (800) 99NY-SUN. PLEASE SEE ALLOCATION OF PURCHASE PAYMENTS IN THE PROSPECTUS FOR THE ADDRESS TO WHICH YOU MUST SEND SUBSEQUENT PURCHASE PAYMENTS.

THE COMPANY OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY CONTRACTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. OUR CONTRACTS MAY PROVIDE DIFFERENT FEATURES, BENEFITS AND PROGRAMS OFFERED AT DIFFERENT FEES AND EXPENSES. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR RETIREMENT SAVINGS GOALS.

IF YOU WOULD LIKE MORE INFORMATION REGARDING HOW MONEY IS SHARED AMONGST OUR BUSINESS PARTNERS, INCLUDING BROKER-DEALERS THROUGH WHICH YOU MAY PURCHASE A VARIABLE ANNUITY AND FROM CERTAIN TRUSTS' INVESTMENT ADVISERS OR THEIR AFFILIATES FOR SERVICES RELATED TO THE AVAILABILITY OF THE UNDERLYING FUNDS IN THE CONTRACT, SEE THE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT SECTION UNDER OTHER INFORMATION.

  PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                   INVESTING.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   FEE TABLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS OR SURRENDER THE CONTRACT.

MAXIMUM OWNER TRANSACTION EXPENSES

Maximum Withdrawal Charge (as a percentage of each Purchase Payment)(1)...................  7%

TRANSFER FEE..................  $25 per transfer after the first 15 transfers in any contract year.

The following describes the fees and expenses that you may pay periodically during the time that you own the contract, not including Underlying Fund expenses which are outlined in the next section.

CONTRACT MAINTENANCE FEE(2)...............................................................  $30 per year

SEPARATE ACCOUNT ANNUAL EXPENSES

(deducted from the average daily ending net asset value allocated to the Variable Portfolio)

Separate Account Expenses.......................................................  1.52%
Optional Enhanced Death Benefit Fee(3)..........................................  0.20%
                                                                                  =====
    TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES......................................  1.72%

ADDITIONAL OPTIONAL FEATURES FEE
You may elect either the following optional MarketLock, Polaris Income Rewards or Capital Protector features described below.

OPTIONAL MARKETLOCK FEE
(calculated as a percentage of the greater of (a) Purchase Payments made in the first two years, or (b) the highest anniversary value (less Purchase Payments made after the first two years) during the period in which anniversary values are being considered, both adjusted for withdrawals during the applicable period)

                                                                                  ANNUALIZED FEE(4)
                                                                                  -----------------
 All Contract Years.............................................................        0.65%

OPTIONAL POLARIS INCOME REWARDS FEE
(calculated as a percentage of your Purchase Payments received in the first 90 days adjusted for withdrawals)

                                 CONTRACT YEAR                                    ANNUALIZED FEE(4)
                                 -------------                                    -----------------
 0-7............................................................................        0.65%
 8-10...........................................................................        0.45%
 11+............................................................................         none

OPTIONAL CAPITAL PROTECTOR FEE
(calculated as a percentage of your contract value minus Purchase Payments received after the 90th day since you purchased your contract)

                                 CONTRACT YEAR                                    ANNUALIZED FEE(5)
                                 -------------                                    -----------------
 0-5............................................................................        0.65%
 6-10...........................................................................        0.45%
 11+............................................................................         none

UNDERLYING FUND EXPENSES

THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS OF THE TRUSTS, BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE UNDERLYING FUNDS' EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.

                          TOTAL ANNUAL UNDERLYING FUND EXPENSES                             MINIMUM   MAXIMUM
                          -------------------------------------                             -------   -------
(expenses that are deducted from Underlying Funds of the Trusts, including management
  fees, other expenses and service (12b-1) fees, if applicable)...........................   0.52%(6)  2.03%(7)

FOOTNOTES TO THE FEE TABLES

(1) Withdrawal Charge Schedule (as a percentage of each Purchase Payment withdrawn) declines over 3 years as follows:

YEARS SINCE RECEIPT:........................................   1    2    3    4
                                                              7%   6%   5%   0%

(2) The contract maintenance fee may be waived if contract value is $50,000 or more.

(3) If you do not elect the optional Enhanced Death Benefit, your total separate account annual expenses would be 1.52%.

(4) The Polaris Income Rewards and MarketLock features are optional guaranteed minimum withdrawal benefits. The fee is deducted from the portion of your contract value allocated to the Variable Portfolios at the end of the first quarter following election and quarterly thereafter. The fee is deducted proportionately from your contract value by redeeming Accumulation Units in your Variable Portfolio(s).

(5) The Capital Protector feature is an optional guaranteed minimum accumulation benefit. The fee is deducted from the portion of your contract value allocated to the Variable Portfolios at the end of the first quarter following election and quarterly thereafter. The fee is deducted proportionately from your contract value by redeeming Accumulation Units in your Variable Portfolio(s).

(6) As of December 31, 2005.

(7) As of January 31, 2006.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses.

The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum and minimum fees and expenses of the Underlying Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES

(assuming maximum separate account annual expenses of 1.72% (including the Enhanced Death Benefit), the optional MarketLock feature (0.65%), and investment in an Underlying Fund with total expenses of 2.03%)

(1) If you surrender your contract at the end of the applicable time period:

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
    $1,146            $1,845            $2,254            $4,571
---------------------------------------------------------------------
---------------------------------------------------------------------

(2) If you annuitize your Contract at the end of the applicable period:

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
     $446             $1,345            $2,254            $4,571
---------------------------------------------------------------------
---------------------------------------------------------------------

(3) If you do not surrender your Contract:

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
     $446             $1,345            $2,254            $4,571
---------------------------------------------------------------------
---------------------------------------------------------------------

MINIMUM EXPENSE EXAMPLES

(assuming minimum separate account annual expenses of 1.57%, no election of optional features and investment in an Underlying Fund with total expenses of 0.52%)

(1) If you surrender your contract at the end of the applicable time period:

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
     $911             $1,152            $1,120            $2,413
---------------------------------------------------------------------
---------------------------------------------------------------------

(2) If you annuitize your Contract at the end of the applicable period:

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
     $211              $652             $1,120            $2,413
---------------------------------------------------------------------
---------------------------------------------------------------------

(3) If you do not surrender your Contract:

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
     $211              $652             $1,120            $2,413
---------------------------------------------------------------------
---------------------------------------------------------------------

EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the Fee Table and Expense Examples is to show you the various fees and expenses you would incur directly and indirectly by investing in this variable annuity contract. The Fee Table and Expense Examples represent both fees of the separate account as well as the maximum and minimum total annual Underlying Fund operating expenses. We converted the contract maintenance fee to a percentage (0.05%). The actual impact of the contract maintenance fee may differ from this percentage and may be waived for contract values over $50,000. Additional information on the Underlying Fund fees can be found in the Trust prospectuses.

2. In addition to the stated assumptions, the Expense Examples also assume that no transfer fees were imposed.
3. If you elected other optional features, your expenses would be lower than those shown in these Expense Examples. The optional living benefit fees are not calculated as a percentage of your daily net asset value but on other calculations more fully described in the prospectus. These Expense Examples assume that the Benefit Base, which is used to calculate the fee, equals contract value and that no withdrawals are taken during the stated period.

   THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE
                                   EXPENSES.
           ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

 CONDENSED FINANCIAL INFORMATION APPEARS IN THE CONDENSED FINANCIAL INFORMATION
                          APPENDIX OF THIS PROSPECTUS.

        ----------------------------------------------------------------
        ----------------------------------------------------------------
                               THE POLARIS CHOICE
                                VARIABLE ANNUITY
        ----------------------------------------------------------------
        ----------------------------------------------------------------

When you purchase a variable annuity, a contract exists between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

     - Tax Deferral: This means that you do not pay taxes on your earnings from the contract until you withdraw them.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits, which may be valuable to you. You should fully discuss this decision with your financial representative.

This variable annuity was developed to help you contribute to your retirement savings. This variable annuity works in two stages: the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins after the specified waiting period when you start taking income payments.

The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

Fixed Accounts, if available, earn interest at a rate set and guaranteed by the Company. If you allocate money to a Fixed Account, the amount of money that accumulates in the contract depends on the total interest credited to the particular Fixed Account in which you invest.

For more information on investment options available under this contract, SEE INVESTMENT OPTIONS BELOW.

This annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment time horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age
59 1/2. Additionally, you will be charged a withdrawal charge on each Purchase Payment withdrawn prior to the end of the applicable withdrawal charge period, SEE FEE TABLES ABOVE. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.

        ----------------------------------------------------------------
        ----------------------------------------------------------------
                          PURCHASING A POLARIS CHOICE
                                VARIABLE ANNUITY
        ----------------------------------------------------------------
        ----------------------------------------------------------------

An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

The following chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-qualified for tax purposes. FOR FURTHER EXPLANATION, SEE TAXES BELOW.

--------------------------------------------------------------------------------------------
                                                                         MINIMUM
                                      MINIMUM INITIAL                   SUBSEQUENT
                                      PURCHASE PAYMENT               PURCHASE PAYMENT
--------------------------------------------------------------------------------------------
          Qualified                        $2,000                          $250
--------------------------------------------------------------------------------------------
        Non-Qualified                     $10,000                          $500
--------------------------------------------------------------------------------------------

Once you have contributed at least the minimum initial Purchase Payment, you can establish an automatic payment plan that allows you to make subsequent Purchase Payments of as little as $100.

We reserve the right to refuse any Purchase Payment. Furthermore, we reserve the right to require Company approval prior to accepting Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept Purchase Payments greater than $250,000. We reserve the right to change the amount at which pre-approval is required at any time. Subsequent Purchase Payments that would cause total Purchase Payments in all contracts issued by the Company or its affiliate, AIG SunAmerica Life Assurance Company, to the same owner and/or Annuitant to exceed these limits may also be subject to Company pre-approval. For any contracts that meet or exceed these dollar amount limitations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon by you and the Company prior to purchasing the contract.

We may not issue a contract to anyone age 86 or older on the contract issue date. We may not accept subsequent Purchase Payments from contract owners age 86 or older. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefits.

We allow this contract to be jointly owned. We may require that the joint owners be spouses. However, the age of the older spouse is used to determine the availability of most age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company.

You may assign this contract before beginning the Income Phase by sending us a written request for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. We reserve the right to not recognize assignments if it changes the risk profile of the owner of the contract, as determined in our sole discretion. Please see the Statement of Additional Information for details on the tax consequences of an assignment.

ALLOCATION OF PURCHASE PAYMENTS

In order to issue your contract, we must receive your initial Purchase Payment and all required paperwork in "good order," including Purchase Payment allocation instructions at our Annuity Service Center. We will accept initial and subsequent Purchase Payments by electronic transmission from certain broker-dealer firms. In connection with arrangements we have to transact business electronically, we may have agreements in place whereby your broker-dealer may be deemed our agent for receipt of your Purchase Payments.

An initial Purchase Payment will be priced within two business days after it is received by us in good order if the Purchase Payment is received before Market Close. If the initial Purchase Payment is received after Market Close, the initial Purchase Payment will be priced within two business days after the next business day. We allocate your initial Purchase Payments as of the date such Purchase Payments are priced. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days, we will send your money back to you, or ask your permission to keep your money until we get the information necessary to issue the contract.

Any subsequent Purchase Payment will be priced as of the day it is received by us in good order if the request is received before Market Close. If the subsequent Purchase Payment is received after Market Close, it will be priced as of the next business day. We invest your subsequent Purchase Payments in the Variable Portfolios and Fixed Accounts according to any allocation instructions that accompany the subsequent Purchase Payment. If we receive a Purchase Payment without allocation instructions, we will invest the money according to your allocation instructions on file. SEE INVESTMENT OPTIONS BELOW.

Subsequent Purchase Payments can only be accepted by the Company at the following address:

First SunAmerica Life Insurance Company

P.O. Box 100357
Pasadena, CA 91189-0357

Purchase payments sent to the Service Center will be forwarded to the address above.

Overnight deliveries of Purchase Payments can only be accepted at the following address:

Bank One National Processing Center

Lock Box 100357

Building #6, Suite 120

2710 Media Center Drive

Los Angeles, CA 90065

Delivery of Subsequent Purchase Payments to any other address will result in a delay in crediting your contract.

ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we receive your money if we receive it before Market Close, or on the next business day's unit value if we receive your money after Market Close. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the NYSE is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable contract charges; and

     3. We divide this amount by the number of outstanding Accumulation Units.

We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.

EXAMPLE:

We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for Variable Portfolio A.

RIGHT TO EXAMINE

You may cancel your contract within ten days after receiving it. To cancel, you must mail the contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.

If you decide to cancel your contract during the free look period, we will refund to you the greater of (1) Purchase Payments or (2) value of your contract on the day we receive your request.

We reserve the right to invest your money in the Cash Management Variable Portfolio during the free look period and will allocate your money according to your instructions at the end of the applicable free look period. Currently, we do not put your money in the Cash Management Variable Portfolio during the free look period unless you allocate your money to it.

EXCHANGE OFFERS

From time to time, we allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with more features and benefits issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable state and federal securities laws and insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

        ----------------------------------------------------------------
        ----------------------------------------------------------------
                               INVESTMENT OPTIONS
        ----------------------------------------------------------------
        ----------------------------------------------------------------

VARIABLE PORTFOLIOS

The Variable Portfolios invest in the Underlying Funds of the Trusts. Additional Variable Portfolios may be available in the future. The Variable Portfolios are only available through the purchase of certain insurance contracts.

The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by the Company and other affiliated and unaffiliated insurance companies. Neither the Company nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The Trusts are monitored for potential conflicts. The Trusts may have other Underlying Funds, in addition to those listed here, that are not available for investment under this contract.

The Variable Portfolios along with their respective advisers are listed below:

     ANCHOR SERIES TRUST - CLASS 3

     AIG SunAmerica Asset Management Corp. ("AIG SAAMCo"), an indirect wholly-owned subsidiary of AIG, is the investment adviser and Wellington Management Company, LLP is the subadviser to Anchor Series Trust ("AST").

     SUNAMERICA SERIES TRUST - CLASS 3

     AIG SAAMCo is the investment adviser and various managers are the subadvisers to SunAmerica Series Trust ("SAST").

     AMERICAN FUNDS INSURANCE SERIES - CLASS 2

     Capital Research and Management Company is the investment adviser to American Funds Insurance Series ("AFIS").

     LORD ABBETT SERIES FUND, INC. - CLASS VC

     Lord, Abbett & Co. LLC is the investment adviser to Lord Abbett Series Fund, Inc. ("LASF").

     COLUMBIA FUNDS VARIABLE INSURANCE TRUST I - CLASS B

     Columbia Management Advisers, LLC is the investment adviser and various managers are the subadvisers to Columbia Funds Variable Insurance Trust I ("CFT I"). Columbia Funds Variable Insurance Trust was previously known as Nations Separate Account Trust.

     As noted below, the Columbia High Yield Variable Series Portfolio invests in Class A shares of CFT I.

     VAN KAMPEN LIFE INVESTMENT TRUST - CLASS II

     Van Kampen Asset Management is the investment adviser to Van Kampen Life Investment Trust ("VKT").

STOCKS:

     MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.

       - Aggressive Growth Portfolio                                        SAST

       - Blue Chip Growth Portfolio                                         SAST

       - "Dogs" of Wall Street Portfolio*                                   SAST

     MANAGED BY ALLIANCEBERNSTEIN L.P.

       - Alliance Growth Portfolio                                          SAST

       - Growth-Income Portfolio                                            SAST

       - Small & Mid Cap Value Portfolio                                    SAST

     MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY

       - American Funds Global Growth Portfolio                             AFIS

       - American Funds Growth Portfolio                                    AFIS

       - American Funds Growth-Income Portfolio                             AFIS

     MANAGED BY DAVIS SELECTED ADVISERS, L.P. D/B/A DAVIS ADVISERS

       - Davis Venture Value Portfolio                                      SAST

       - Real Estate Portfolio                                              SAST

     MANAGED BY FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA

       - Federated American Leaders Portfolio*                              SAST

     MANAGED BY FRANKLIN ADVISORY SERVICES, LLC

       - Small Company Value Portfolio                                      SAST

     MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT, L.P.

       - Goldman Sachs Research Portfolio                                   SAST

     MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT INC.

       - Global Equities Portfolio                                          SAST

     MANAGED BY LORD, ABBETT & CO. LLC

       - Lord Abbett Growth and Income Portfolio                            LASF

     MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC

       - Columbia Marsico Focused Equities Variable Series Portfolio       CFT I

     MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

       - MFS Massachusetts Investors Trust Portfolio*                       SAST

       - MFS Mid-Cap Growth Portfolio                                       SAST

     MANAGED BY MORGAN STANLEY INVESTMENT MANAGEMENT INC.**

       - Growth Opportunities Portfolio                                     SAST

       - International Diversified Equities Portfolio                       SAST

       - Technology Portfolio                                               SAST

     MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC

       - Emerging Markets Portfolio                                         SAST

       - International Growth & Income Portfolio                            SAST

       - Putnam Growth: Voyager Portfolio                                   SAST

     MANAGED BY TEMPLETON INVESTMENT COUNSEL LLC

       - Foreign Value Portfolio                                            SAST

     MANAGED BY VAN KAMPEN ASSET MANAGEMENT

       - Van Kampen LIT Comstock Portfolio*                                  VKT

       - Van Kampen LIT Emerging Growth Portfolio                            VKT

       - Van Kampen LIT Growth and Income Portfolio                          VKT

     MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP

       - Capital Appreciation Portfolio                                      AST

       - Growth Portfolio                                                    AST

       - Natural Resources Portfolio                                         AST

BALANCED:

     MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT INC.

       - SunAmerica Balanced Portfolio                                      SAST

     MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

       - MFS Total Return Portfolio                                         SAST

     MANAGED BY WM ADVISORS, INC.

       - Asset Allocation Portfolio                                          AST

BONDS:

     MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.

       - High-Yield Bond Portfolio                                          SAST

     MANAGED BY FEDERATED INVESTMENT MANAGEMENT

       - Corporate Bond Portfolio                                           SAST

     MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL

       - Global Bond Portfolio                                              SAST

     MANAGED BY MACKAY SHIELDS LLC

       - Columbia High Yield Variable Series Portfolio***                  CFT I

     MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP

       - Government and Quality Bond Portfolio                               AST

CASH:

     MANAGED BY COLUMBIA MANAGEMENT ADVISERS, LLC

       - Cash Management Portfolio                                          SAST

* "Dogs of Wall Street" Portfolio is an equity fund seeking total return; Federated American Leaders Portfolio is an equity fund seeking growth of capital and income; MFS Massachusetts Investors Trust Portfolio is an equity fund seeking reasonable current income, long-term capital growth and conservation of capital; and Van Kampen LIT Comstock Portfolio is an equity fund, seeking capital growth and income.

** Morgan Stanley Investment Management Inc. does business in certain instances using the name Van Kampen.

*** Class A shares of CFT I.

YOU SHOULD READ THE ACCOMPANYING PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE VARIABLE PORTFOLIOS, INCLUDING EACH VARIABLE PORTFOLIO'S INVESTMENT OBJECTIVE AND RISK FACTORS.

FIXED ACCOUNTS

Your contract may offer Fixed Accounts for varying guarantee periods. A Fixed Account may be available for differing lengths of time (such as 1, 3, or 5 years). Each guarantee period may have different guaranteed interest rates.

We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the minimum guaranteed interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise. Please check with your financial representative regarding the availability of Fixed Accounts.

There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:

     - Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.

     - Current Rate: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.

     - Renewal Rate: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.

When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. WE DO

NOT CONTACT YOU. IF YOU DO NOT CONTACT US, YOUR MONEY WILL REMAIN IN THE SAME FIXED ACCOUNT WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FIXED ACCOUNT.

If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.

All Fixed Accounts may not be available in your state. At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to make transfers and Purchase Payments into the Fixed Accounts.

If your contract offered Fixed Accounts subject to a market value adjustment, please see the Market Value Adjustment ("MVA") Appendix in this prospectus for additional information.

DOLLAR COST AVERAGING FIXED ACCOUNTS

You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging ("DCA") Fixed Accounts, if available. The minimum Purchase Payment that you must invest for the 6-month DCA Fixed Account is $600 and for the 12-month DCA Fixed Account is $1,200. Purchase Payments less than these minimum amounts will automatically be allocated to the Variable Portfolios according to your instructions or your current allocation instruction on file.

DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA program. SEE DOLLAR COST AVERAGING PROGRAM BELOW for more information. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to the Variable Portfolios. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.

DOLLAR COST AVERAGING PROGRAM

The DCA program allows you to invest gradually in the Variable Portfolios at no additional cost. Under the program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, Fixed Account or DCA Fixed Account ("source account") to any other Variable Portfolio ("target account"). Transfers may occur on a monthly periodic schedule. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Fixed Accounts are not available as target accounts for the DCA program. Transfers resulting from your participation in the DCA program are not counted towards the number of free transfers per contract year.

We may also offer DCA Fixed Accounts as source accounts exclusively to facilitate the DCA program for a specified time period. The DCA Fixed Account only accepts initial or subsequent Purchase Payments. You may not make a transfer from a Variable Portfolio or Fixed Account into a DCA Fixed Account.

You may terminate the DCA program at any time. If you terminate the DCA program and money remains in the DCA Fixed Accounts, we transfer the remaining money according to your current allocation instructions on file.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, the DCA program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

EXAMPLE OF DCA PROGRAM:

Assume that you want to move $750 each quarter from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA program and purchase Accumulation Units at the following values:

    -------------------------------------------------------------------------
            MONTH             ACCUMULATION UNIT          UNITS PURCHASED
    -------------------------------------------------------------------------
              1                     $ 7.50                     100
              2                     $ 5.00                     150
              3                     $10.00                      75
              4                     $ 7.50                     100
              5                     $ 5.00                     150
              6                     $ 7.50                     100
    -------------------------------------------------------------------------

     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DCA PROGRAM AT ANY
TIME.

ASSET ALLOCATION PROGRAM

PROGRAM DESCRIPTION

The Asset Allocation program may be offered to you at no additional cost to assist in diversifying your investment across various asset classes. The Asset Allocation program allows you to choose from one of the several Asset Allocation models designed to assist in meeting your stated investment goals. Each Asset Allocation model is comprised of a carefully selected combination of Variable Portfolios representing various asset classes. The Asset Allocation models allocate amongst the various asset classes to attempt to match stated investment time horizon and risk tolerance. Please contact your financial representative about investment in an Asset Allocation model.

ENROLLING IN THE ASSET ALLOCATION PROGRAM

You may enroll in an Asset Allocation model by selecting the Asset Allocation model on the contract application form. You and your financial representative should determine the model most appropriate for you based on your financial needs, risk tolerance and investment time horizon. You may request to discontinue the use of a model by providing a written reallocation request, calling our Annuity Service Center or logging onto our website.

You may also choose to invest gradually into an Asset Allocation model through the DCA program. SEE THE DOLLAR COST AVERAGING PROGRAM ABOVE. You may only invest in one model at a time. You may also invest in Variable Portfolios outside your selected Asset Allocation model. However, an investment or transfer into or out of one of the Variable Portfolios that are included in your Asset Allocation model outside the specifications in the Asset Allocation model will effectively terminate your participation in the program.

WITHDRAWALS

You may request withdrawals, as permitted by your contract, which will be taken proportionately from each of the allocations in the selected Asset Allocation model unless otherwise indicated in your withdrawal instructions. If you choose to make a non-proportional withdrawal from the Variable Portfolios in the Asset Allocation model, your investment may no longer be consistent with the Asset Allocation model's intended objectives. Withdrawals may be subject to a withdrawal charge. Withdrawals may also be taxable and a 10% IRS penalty may apply if you are under age 59 1/2.

REBALANCING THE MODELS

You can elect to have your investment in the Asset Allocation models rebalanced quarterly, semi-annually, or annually to maintain the target asset allocation among the Variable Portfolios of the model you selected. Only those Variable Portfolios within the Asset Allocation model you selected will be rebalanced. Investments in other Variable Portfolios not included in the model cannot be rebalanced if you wish to maintain your current model allocations.

The models are not intended as ongoing advice about investing in the Variable Portfolios, and we do not provide investment advice regarding whether a model should be revised or whether it remains appropriate to invest in accordance with any particular model. Therefore, over time, the asset allocation model you select may no longer align with its original investment objective due to the effects of Variable Portfolio performance, changes in the Variable Portfolios, and the ever-changing investment markets. In addition, your investment needs may change. You should speak with your financial representative about how to keep your Variable Portfolio allocations in line with your investment goals.

IMPORTANT INFORMATION ABOUT THE ASSET ALLOCATION PROGRAM

Using an Asset Allocation program does not guarantee greater or more consistent returns. Future market and asset class performance may differ from the historical performance upon which the Asset Allocation models may have been built. Also, allocation to a single asset class may outperform a model, so that you could have been better off investing in a single asset class than in an Asset Allocation model. However, such a strategy may involve a greater degree of risk because of the concentration of similar securities in a single asset class. Further, there can be no assurance that any Variable Portfolio chosen for a particular model will perform well or that its performance will closely reflect that of the asset class it is designed to represent.

The Asset Allocation models represent suggested allocations that are provided to you as general guidance. You should work with your financial representative in determining if one of the models meets your financial needs, investment time horizon, and is consistent with your risk tolerance level. Information concerning the specific Asset Allocation models can only be obtained from your financial representative.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE ASSET ALLOCATION PROGRAM AT ANY TIME.

TRANSFERS DURING THE ACCUMULATION PHASE

Subject to our rules, restrictions and policies, during the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any Fixed Accounts by telephone, through the Company's website (http://www.aigsunamerica.com), in writing by mail, or facsimile. All transfer instructions submitted via facsimile must be sent to (818) 615-1543, otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet if you complete and send the Telephone Transfer Agreement form to our Annuity Service Center. When receiving instructions over the telephone or the Internet, we adopted procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

Any transfer request will be priced as of the day it is received by us in good order if the request is received before Market Close. If the transfer request is received after Market Close, the request will be priced as of the next business day.

Funds already in your contract cannot be transferred into the DCA Fixed Accounts. You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.

TRANSFER POLICIES

We do not want to issue this variable annuity contract to contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of an Underlying Fund. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund and/or (2) increased brokerage and administrative costs due to forced and unplanned fund turnover; both of which may dilute the value of the shares in the Underlying Fund and reduce value for all investors in the Variable Portfolio. In addition to negatively impacting the contract owner, a reduction in contract value may also be harmful to annuitants and/or beneficiaries.

We have adopted the following administrative procedures to discourage Short-Term Trading.

We charge for transfers in excess of 15 in any contract year. Currently, the fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not counted towards the number of free transfers per contract year.

In addition to charging a fee when you exceed 15 transfers as described in the preceding paragraph, all transfer requests in excess of 5 transfers within a rolling six-month look-back period must be submitted by United States Postal Service first-class mail ("U.S. Mail") for twelve months from the date of your 5th transfer request ("Standard U.S. Mail Policy"). For example, if you made a transfer on February 15, 2004 and within the previous six months (from August 15, 2003 forward) you made 5 transfers including the February 15th transfer, then all transfers made for twelve months after February 15, 2004 must be submitted by U.S. Mail (from February 16, 2004 through February 15, 2005). We will not accept transfer requests sent by any other medium except U.S. Mail during this 12-month period. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer. All transfers made on the same day prior to Market Close are considered one transfer request. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy. We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts as described below.

We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading and we do not conduct any additional routine monitoring. However, we may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which reflect what we consider to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity cannot be controlled by the Standard U.S. Mail Policy, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers ("Accelerated U.S. Mail Policy"). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we reserve the right to evaluate, in our sole discretion, whether to impose further limits on the number and frequency of transfers you can make, impose minimum holding periods and/or reject any transfer request or terminate your transfer privileges. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right not to accept transfers from a third party and not to accept preauthorized transfer forms.

Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject or impose other conditions on transfer privileges include:

     (1) the number of transfers made in a defined period;

     (2) the dollar amount of the transfer;

     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

     (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies; and/or

     (6) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading.

Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations. We cannot guarantee that we will detect and/or deter all Short-

Term Trading. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. You should be aware that the design of our administrative procedures involves inherently subjective decisions which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.

The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/strategies performing asset allocation services for a number of contract owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks to Short-Term Trading and negatively impact the Variable Portfolios as described above.

Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.

For information regarding transfers during the Income Phase, SEE INCOME OPTIONS BELOW.

AUTOMATIC ASSET REBALANCING PROGRAM

Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Under the Automatic Asset Rebalancing program, your investments in the Variable Portfolios are periodically rebalanced to return your allocations to the percentages given at your last instruction for no additional charge. Automatic Asset Rebalancing typically involves shifting a portion of your money out of a Variable Portfolio with a higher return into a Variable Portfolio with a lower return. At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers resulting from your participation in this program are not counted against the number of free transfers per contract year. If you are invested in an Asset Allocation model, please refer to the Asset Allocation Program section of the prospectus for more information.

     EXAMPLE OF AUTOMATIC ASSET REBALANCING PROGRAM:

     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in a bond Variable Portfolio and 50% in a stock Variable Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the bond Variable Portfolio now represents 60% of your holdings because it has increased in value and the growth Variable Portfolio represents 40% of your holdings. If you chose quarterly rebalancing, on the last day of that quarter, we would sell some of your Accumulation Units in the bond Variable Portfolio to bring its holdings back to 50% and use the money to buy more Accumulation Units in the stock Variable Portfolio to increase those holdings to 50%.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE AUTOMATIC ASSET REBALANCING PROGRAM AT ANY TIME.

VOTING RIGHTS

The Company is the legal owner of the Trusts' shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION, ADDITION OR DELETION OF VARIABLE PORTFOLIOS

We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract owners and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations. In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund held by a Variable Portfolio for another and/or merge Variable Portfolio or cooperate in a merger of Underlying Funds. To the extent required by the Investment Company Act of 1940, we may be required to obtain SEC approval or your approval.

        ----------------------------------------------------------------
        ----------------------------------------------------------------
                              ACCESS TO YOUR MONEY
        ----------------------------------------------------------------
        ----------------------------------------------------------------

You can access money in your contract by making a partial or total withdrawal, and/or by receiving income payments during the Income Phase. SEE INCOME OPTIONS BELOW. Any request for withdrawal will be priced as of the day it is received by us in good order if the request is received before

Market Close. If the request for withdrawal is received after Market Close, the request will be priced as of the next business day.

Generally, we deduct a withdrawal charge applicable to any partial or total withdrawal before the end of the withdrawal charge period. If you made a total withdrawal, we also deduct a contract maintenance fee. SEE EXPENSES BELOW.

Your contract provides for a free withdrawal amount each year. A free withdrawal amount is the portion of your contract that we allow you to take out each year without being charged a withdrawal charge. HOWEVER, UPON A FUTURE TOTAL WITHDRAWAL OF YOUR CONTRACT, IF WITHDRAWAL CHARGES ARE STILL APPLICABLE, ANY PREVIOUS FREE WITHDRAWALS WOULD BE SUBJECT TO A WITHDRAWAL CHARGE.

Purchase Payments in excess of your free withdrawal amount, that are withdrawn prior to the end of the withdrawal schedule, will result in payment of a withdrawal charge. The amount of the withdrawal charge and how it applies are discussed more fully in EXPENSES below. You should consider, before purchasing this contract, the effect this withdrawal charge will have on your investment if you need to withdraw more money than the free withdrawal amount. You should fully discuss this decision with your financial representative.

To determine your free withdrawal amount and your withdrawal charge, we refer to two special terms: "penalty-free earnings" and the "total invested amount."

The penalty-free earnings amount is your contract value less your total invested amount. The total invested amount is the total of all Purchase Payments less portions of prior withdrawals that reduce your total invested amount as follows:

     - Free withdrawals in any year that were in excess of your penalty-free earnings and were based on the portion of the total invested amount that was no longer subject to withdrawal charges at the time of the withdrawal; and

     - Any prior withdrawals (including withdrawal charges applicable to those withdrawals) of the total invested amount on which you already paid a withdrawal charge.

When you make a withdrawal, we deduct it from penalty-free earnings first, then from the total invested amount on a first-in, first-out basis. This means that you can also access your Purchase Payments, which are no longer subject to a withdrawal charge before those Purchase Payments, which are still subject to the withdrawal charge.

During the first year after we issue your contract, your free withdrawal amount is the greater of:

     (1) your penalty-free earnings; or

     (2) if you are participating in the Systematic Withdrawal program, a total of 10% of your total invested amount.

After the first contract year, you can withdraw the greater of the following amounts each year:

     (1) your penalty-free earnings and any portion of your total invested amount no longer subject to a withdrawal charge; or

     (2) 10% of the portion of your total invested amount that has been in your contract for at least one year.

We calculate withdrawal charges due on a total withdrawal on the day after we receive your request and your contract. We return your contract value less any applicable fees and charges.

The withdrawal charge percentage is determined by the age of the Purchase Payment remaining in the contract at the time of the withdrawal. For the purpose of calculating the withdrawal charge, any prior free withdrawal is not subtracted from the total Purchase Payments still subject to withdrawal charges.

For example, you make an initial Purchase Payment of $100,000. For purposes of this example we will assume a 0% growth rate over the life of the contract and no subsequent Purchase Payments. In contract year 2, you take out your maximum free withdrawal of $10,000. After that free withdrawal your contract value is $90,000. In the 3rd contract year, you request a total withdrawal of your contract. We will apply the following calculation:

A-(B x C)=D, where:

    A=Your contract value at the time of your request for withdrawal ($90,000)

    B=The amount of your Purchase Payments still subject to withdrawal charge
      ($100,000)

    C=The withdrawal charge percentage applicable to the age of each Purchase
      Payment (assuming 5% is the applicable percentage) [B x C=$5,000]

    D=Your full contract value ($85,000) available for total withdrawal

Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any Variable Portfolio or Fixed Accounts be at least $100, after the withdrawal and your total contract value must be at least $500. You must send a written withdrawal request. For withdrawals of $500,000 and more, you must submit a signature guarantee at the time of your request. Unless you provide us with different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the Fixed Account in which your contract is invested. IN THE EVENT THAT A PRO RATA PARTIAL WITHDRAWAL WOULD CAUSE THE VALUE OF

ANY VARIABLE PORTFOLIO OR FIXED ACCOUNT INVESTMENT TO BE LESS THAN $100, WE WILL CONTACT YOU TO OBTAIN ALTERNATE INSTRUCTIONS ON HOW TO STRUCTURE THE WITHDRAWAL.

Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES BELOW. Under certain Qualified plans, access to the money in your contract may be restricted.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic income payments under the Systematic Withdrawal program for no additional charge. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these withdrawals to your bank account is also available. The minimum amount of each withdrawal is $100. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age
59 1/2. A withdrawal charge may apply.

The program is not available to everyone. Please check with our Annuity Service Center which can provide the necessary enrollment forms.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SYSTEMATIC WITHDRAWAL PROGRAM AT ANY TIME.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract's remaining value to you.

        ----------------------------------------------------------------
        ----------------------------------------------------------------
                            OPTIONAL LIVING BENEFITS
        ----------------------------------------------------------------
        ----------------------------------------------------------------

YOU MAY ELECT ONE OF THE OPTIONAL LIVING BENEFITS DESCRIBED BELOW. THESE FEATURES ARE DESIGNED TO PROTECT A PORTION OF YOUR INVESTMENT IN THE EVENT YOUR CONTRACT VALUE DECLINES DUE TO UNFAVORABLE INVESTMENT PERFORMANCE DURING THE ACCUMULATION PHASE AND BEFORE A DEATH BENEFIT IS PAYABLE. PLEASE SEE THE DESCRIPTIONS BELOW FOR DETAILED INFORMATION.

MARKETLOCK

What is MarketLock?

MarketLock is an optional feature designed to help you create a guaranteed income stream for a specified period of time that may last as long as you live even if the entire value of your contract has been reduced to zero (the "Benefit"). Thus, MarketLock may offer protection in the event your contract value declines due to unfavorable investment performance, certain withdrawal activity, a longer than expected life span or any combinations of these factors.

Please note that this feature and/or its components that permit lifetime withdrawals may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability and any additional restrictions.

MarketLock is designed to offer protection of an income stream in the event of a significant market downturn and/or longer than expected life span. The feature does guarantee a withdrawal of an income stream based on any Purchase Payments made after the second contract anniversary. The feature only guarantees lifetime withdrawals in the manner described below. You may never need to rely on MarketLock depending on your contract's market performance, your withdrawal activity and your longevity.

WITHDRAWALS UNDER THE FEATURES ARE TREATED LIKE ANY OTHER WITHDRAWAL FOR THE PURPOSE OF CALCULATING TAXABLE INCOME AND REDUCING THE CONTRACT VALUE, FREE WITHDRAWAL AMOUNTS AND ALL OTHER BENEFITS, FEATURES AND CONDITIONS OF YOUR CONTRACT. PLEASE SEE ACCESS TO YOUR MONEY SECTION IN THE PROSPECTUS.

Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. In addition, if you have a qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.

How and when can I elect MarketLock?

You may only elect MarketLock at the time of contract issue and if you are age 75 or younger on the contract issue date. If the contract is jointly owned, the maximum issue age is based on the older owner. MarketLock cannot be elected if you elect any other optional living benefit.

How does MarketLock work?

MarketLock automatically locks-in the highest Anniversary Value during the first 10 years (or 20 years if you extend the MAV Evaluation Period, as discussed below) and guarantees annual withdrawals based on this amount over the period that the Benefit is in effect. Additionally, you may take withdrawals over the lifetime of the owner as more fully described below. For jointly owned contracts, the older owner is the life upon which the lifetime guarantee applies. Accordingly, if the older contract owner were to die first, the surviving younger spousal owner is not eligible for lifetime withdrawals, but may elect to continue the contract and receive any remaining withdrawals under the feature as described below. MarketLock is designed for individuals or spousal joint owners. Thus, if a contract is owned by non-spousal joint owners and either owner dies, the full contract value must be paid within 5 years of death, after which time the contract terminates; the surviving owner may not receive the benefit of MarketLock.

The Benefit's components and value may vary depending on when the first withdrawal is taken, the age of the older owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after your 65th birthday and your withdrawals do not exceed the 5% Maximum Annual Withdrawal Percentage in any Benefit Year. You may begin taking withdrawals under the Benefit immediately following the contract issue date. See the MARKETLOCK SUMMARY TABLE below.

The table below is a summary of the MarketLock feature and applicable components of the Benefit. "Benefit Year Anniversary" refers to each one-year period beginning on the contract issue date and ending on the day before the contract anniversary date. The term "Extension" refers to your ability to extend the MAV Evaluation Period beyond the first 10 years of your contract. Please see "Can I extend the MAV Evaluation Period beyond 10 years?" below.

MARKETLOCK SUMMARY TABLE:

---------------------------------------------------------------------
                            MAXIMUM        INITIAL         MAXIMUM
                             ANNUAL        MINIMUM         ANNUAL
                           WITHDRAWAL     WITHDRAWAL     WITHDRAWAL
                          PERCENTAGE*    PERIOD PRIOR   PERCENTAGE IF
                          PRIOR TO ANY      TO ANY      EXTENSION IS
TIME OF FIRST WITHDRAWAL   EXTENSION      EXTENSION        ELECTED
---------------------------------------------------------------------
 Before 5(th) Benefit         5%           20 years          5%
    Year anniversary
---------------------------------------------------------------------
  On or after 5(th)           7%        14.28 years***       7%
      Benefit Year
      anniversary
---------------------------------------------------------------------
  On or after 10(th)          10%          10 years          7%
      Benefit Year
      anniversary
---------------------------------------------------------------------
  On or after 20(th)          10%          10 years         10%
      Benefit Year
      anniversary
---------------------------------------------------------------------
On or after the older         5%         Life of the         5%
    contract owner's                    older contract
   65(th) birthday**                        owner
---------------------------------------------------------------------

* If you are taking required minimum distributions ("RMD") from the contract, and the portion of the RMD amount based on this contract only, is greater than the Maximum Annual Withdrawal Amount, that portion of the withdrawal will not be treated as an excess withdrawal. Any portion of an RMD withdrawal that is based on amounts greater than this contract alone will be considered an excess withdrawal. This will result in cancellation of the lifetime withdrawals and may further reduce your Maximum Annual Withdrawal Amount, MAV Benefit Base, and remaining Minimum Withdrawal Period. See "How are the components for MarketLock Calculated?" below.

** Lifetime withdrawals are available so long as your first withdrawal is taken on or after age 65 and withdrawals remain within the 5% Maximum Annual Withdrawal Percentage indicated above. If withdrawals exceed the 5% Maximum Annual Withdrawal Percentage in any Benefit Year (other than for RMD amounts for this contract that are greater than the maximum annual withdrawal amount), lifetime withdrawals are no longer available. Instead, available withdrawals are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

*** The fractional year indicates that the final withdrawal may be taken at any time during the final year of the Minimum Withdrawal Period.

In order to determine the Benefit's value, we calculate each of the components as described below.

FURTHER EFFECTS OF WITHDRAWALS ON THE BENEFIT COMPONENTS ARE DESCRIBED BELOW IN "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK?"

How are the components for MarketLock calculated?

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments received during the first two years after your contract issue date as adjusted for any withdrawals during that period. Any Purchase Payments we receive more than two years after your contract issue date are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any spousal continuation contributions. (See the Spousal Continuation sections in the prospectus.) Eligible Purchase Payments are limited to $1 million without our prior approval.

SECOND, we consider the Maximum Anniversary Value ("MAV") EVALUATION PERIOD, which begins on your contract issue date and ends on your 10th contract anniversary. On the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

THIRD, we determine the ANNIVERSARY VALUE which equals the value of your contract on any contract anniversary during the MAV Evaluation Period minus any Ineligible Purchase Payments.

FOURTH, we determine the MAV BENEFIT BASE. Initially, the MAV Benefit Base equals the first Eligible Purchase Payment. Thereafter, the MAV Benefit Base is increased each time subsequent Eligible Purchase Payments are made, and adjusted each time any withdrawals of contract value are taken. Please see "What are the effects of withdrawals on MarketLock?" below. On each contract anniversary throughout the MAV Evaluation Period, the MAV Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current MAV Benefit Base and any previous year's Anniversary Value. Other than adjustments made for withdrawals, the MAV Benefit Base will only be adjusted upwards, and subsequent lower Anniversary Values through the MAV Evaluation Period will not result in a lower MAV Benefit Base.

FIFTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the MAV Benefit Base. The applicable Maximum Annual Withdrawal Percentage is determined based on the Benefit Year when you take your first withdrawal or for Lifetime withdrawals, the age of older owner when the first withdrawal is taken. Applicable percentages are shown in the MarketLock Summary table above. If the MAV Benefit Base is increased to the current Anniversary Value, the Maximum Annual Withdrawal Amount is recalculated on that contract anniversary using the applicable Maximum Annual Withdrawal Percentage multiplied by the new MAV Benefit Base. If the MAV Benefit Base is increased for Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the new MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

FINALLY, we determine the MINIMUM WITHDRAWAL PERIOD, which is the minimum period over which you may take withdrawals under the feature. The initial Minimum Withdrawal Period is calculated when withdrawals under the Benefit begin and is recalculated when the MAV Benefit Base is adjusted to a higher Anniversary Value by dividing the MAV Benefit Base by the Maximum Annual Withdrawal Amount. Please see the MarketLock Summary table above for initial Minimum Withdrawal Periods. The Minimum Withdrawal Periods will be reduced due to Excess Withdrawals.

FURTHER EFFECTS OF WITHDRAWALS ON THE ABOVE COMPONENTS ARE DESCRIBED BELOW IN THE SECTION ENTITLED WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK?

What is the fee for MarketLock?

The annualized fee for MarketLock is calculated as 0.65% of the MAV Benefit Base for all years in which the feature is in effect. You should keep in mind that an increase in the MAV Benefit Base due to an adjustment to a higher Anniversary Value or due to subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Alternatively, a decrease in MAV Benefit Base due to withdrawals will decrease the dollar amount of the fee. The fee will be calculated and deducted quarterly from your contract value allocated to the Variable Portfolios, starting on the first quarter following your contract issue date and ending upon termination of the Benefit. If your contract value and/or MAV Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you surrender or annuitize your contract before the end of a contract quarter.

What are the effects of withdrawals on MarketLock?

The Maximum Annual Withdrawal Amount, MAV Benefit Base and Minimum Withdrawal Period may change over time as a result of the timing and amounts of withdrawals.

If you elect to begin withdrawals prior to your 65th birthday (if jointly owned, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after your 65th birthday (older owner 65th birthday if jointly owned) and wish to receive lifetime withdrawals, the Maximum Annual Withdrawal Amount is calculated as 5% of the MAV Benefit Base. If the amount of withdrawals, at any time, exceeds 5% of the MAV Benefit Base in a Benefit Year, you will not be guaranteed to receive lifetime withdrawals . However, you can continue to receive withdrawals over the Minimum Withdrawal Period in amounts up to the Maximum Annual Withdrawal Amount as described in the MarketLock Summary table and under "How are the components for MarketLock calculated?" above, based on when you made your first withdrawal and adjusted for withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the Maximum Annual Withdrawal Amount reduce the MAV Benefit Base by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any withdrawal that causes the total withdrawals in a benefit year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess withdrawals will reduce the MAV Benefit Base by the greater of: (a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the contract value prior to the Excess Withdrawal. This means that if contract value is less than the MAV Benefit Base, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a proportionately greater reduction of the MAV Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your Maximum Annual Withdrawal Amount.

The impact of withdrawals and the effect on each component of MarketLock are further explained below:

     MAV BENEFIT BASE: Withdrawals reduce the MAV Benefit Base as follows:

          (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base will be reduced by the amount of the withdrawal;

          (2) Excess withdrawals as described above reduce the MAV Benefit Base as follows: If total withdrawals during the Benefit Year, including the current withdrawal, exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base is reduced to the lesser of (a) or (b), where:

               (a) is the MAV Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;

               (b) is the MAV Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, that makes total withdrawals for the Benefit Year equal to the current Maximum Annual Withdrawal Amount, and further reduced by the remainder of the withdrawal in the same proportion by which the remaining contract value is reduced by the amount of the withdrawal that exceeds the Maximum Annual Withdrawal Amount.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount will not change for the next Benefit Year unless your MAV Benefit Base is adjusted upward (as described above under "How are the components for MarketLock calculated?"). If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated on the next contract anniversary. The new Maximum Annual Withdrawal Amount will equal the new MAV Benefit Base after any withdrawals on that contract anniversary, divided by the new Minimum Withdrawal Period on that contract anniversary. On that contract anniversary, the new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amount.

MINIMUM WITHDRAWAL PERIOD: On each contract anniversary, a new Minimum Withdrawal Period is calculated as shown in the chart below.

-----------------------------------------------------------
THE AMOUNT WITHDRAWN
  IN A BENEFIT YEAR     EFFECT ON MINIMUM WITHDRAWAL PERIOD
-----------------------------------------------------------
  Amounts up to the     New Minimum Withdrawal Period = the
  Maximum Annual        MAV Benefit Base after withdrawals,
  Withdrawal Amount     divided by the current Maximum
                        Annual Withdrawal Amount
-----------------------------------------------------------
  Amounts in excess     New Minimum Withdrawal Period = the
  of the Maximum        Minimum Withdrawal Period as of the
  Annual Withdrawal     prior contract anniversary minus
  Amount                one year
-----------------------------------------------------------

MARKETLOCK EXAMPLES APPENDIX PROVIDES EXAMPLES OF THE EFFECTS OF WITHDRAWALS.

What happens if my contract value is reduced to zero?

If the contract value is zero but the MAV Benefit Base is greater than zero, a Benefit remains payable under the feature until the MAV Benefit Base is zero. Further, if you are eligible to take lifetime withdrawals, a Benefit is still payable even if the contract value and MAV Benefit Base both equal zero. However, the contract's other benefits, will be terminated once the contract value equals zero. You may not make subsequent Purchase Payments or transfers and no death benefit or future annuitization payments are available. Therefore, during times of unfavorable investment performance, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.

When the contract value equals zero, to receive any remaining Benefit, you must select one of the following income options:

     1. The current Maximum Annual Withdrawal Amount, paid equally on a quarterly, semi-annual or annual frequency as selected by you until either: (a) the time at which the Minimum Withdrawal Period equals zero, or (b) if receiving 5% lifetime withdrawals, the date of death of the older contract owner ; or

     2. Lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or

     3. Any payment option mutually agreeable between you and us.

Can I extend the MAV Evaluation Period beyond 10 years?

Yes. At the end of the MAV Evaluation Period, as long as the Benefit is still in effect and the older owner is age 85 or younger, we guarantee that you will be given the opportunity to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. If you elect to extend the MAV Evaluation Period, the MAV Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. See "How are the Components of MarketLock calculated?" Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee and

Maximum Annual Withdrawal Percentage, will change to those in effect at the time you elect to extend, which may be different from the components when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the MAV Benefit Base will no longer be adjusted on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

What happens to MarketLock upon a spousal continuation?

A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. However, lifetime withdrawals will cease upon death of the older owner. A younger continuing spouse can elect to receive withdrawals in accordance with the provisions of the MarketLock Summary Table above based on when the first withdrawal was taken and adjusted for any withdrawals already taken. In the event of the death of the younger spouse, the older spousal beneficiary may continue to receive lifetime withdrawals because they are based on the older owner's life. If the contract owner elected MarketLock and dies during the MAV Evaluation Period and the spousal beneficiary continues the Benefit, we will continue to re-evaluate the MAV Benefit Base on each contract anniversary during the MAV Evaluation Period, and any continuation contribution is included in Anniversary Values. Additionally, at the end of the original MAV Evaluation Period, if the Continuing Spouse is age 85 or younger, they will be given the option to extend the MAV Evaluation Period for an additional period of 10 years. However, spousal continuation contributions are not considered to be Eligible Purchase Payments.

Can my non-spousal Beneficiary elect to receive any remaining withdrawals under MarketLock upon my death?

No. Upon the death of the older contract owner, lifetime withdrawals will no longer be available. If the contract value is greater than zero when the owner dies, a non-spousal Beneficiary must make a death claim under the contract provisions, which terminates MarketLock. If the contract value is zero when the owner dies, meaning that no death benefit is payable, but the Minimum Withdrawal Period remaining is greater than zero, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The other components of the feature will not change. However, the contract and its other benefits will be terminated. SEE DEATH BENEFITS BELOW.

What happens to MarketLock upon the Latest Annuity Date?

If there is remaining contract value and the MAV Benefit Base is greater than zero on the Latest Annuity Date, you must select one of the following options:

     1. Annuitize the contract value under the contract's annuity provisions; or

     2. If eligible for lifetime withdrawals, even if the MAV Benefit Base equals zero, elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, paid equally on a quarterly, semi-annual or annual frequency as selected by you, until your death; or

     3. Elect to receive your remaining MAV Benefit Base on the Latest Annuity Date paid over the Minimum Withdrawal Period with payments equal to the current Maximum Annual Withdrawal Amount. If withdrawals have not started, your Maximum Annual Withdrawal Amount and Minimum Withdrawal Period will be calculated based on the applicable Maximum Annual Withdrawal Percentage; or

     4. Any payment option mutually agreeable between you and us.

Upon election of any of the above options, the Accumulation Phase of your contract ends and the Income Phase begins. Therefore, if electing Income Payments for the life of the Annuitant, upon death, no benefit remains and the contract and its features will terminate.

Can MarketLock be cancelled?

MarketLock may be cancelled on the 5th contract anniversary, the 10th contract anniversary, or any contract anniversary thereafter. Once MarketLock is cancelled, you will no longer be charged a fee and the guarantees under the Benefit are terminated. You may not re-elect MarketLock after cancellation.

Are there Circumstances under which MarketLock will automatically terminate?

The feature automatically terminates upon the occurrence of one of the following:

     1. The Minimum Withdrawal Period has been reduced to zero unless conditions for lifetime withdrawals are met; or

     2. Annuitization of the contract; or

     3. Full surrender of the contract; or

     4. Death benefit is paid.

Lifetime withdrawals will not be available in the event of:

     1. An ownership change which results in a change of the older owner;* or

     2. Withdrawals prior to the 65th birthday of the older owner; or

     3. Death of the older owner; or

     4. A Spousal Continuation (upon the death of the older owner); or

     5. A withdrawal in excess of 5% of MAV Benefit Base.**

* If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.

** However, if a required minimum distribution withdrawal for this contract exceeds the Maximum Annual Withdrawal Amount, the ability to receive lifetime withdrawals will not be terminated.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE MARKETLOCK (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

POLARIS INCOME REWARDS

What is Polaris Income Rewards?

Polaris Income Rewards is an optional living benefit feature designed to help you create a guaranteed income stream. If you elect Polaris Income Rewards, you will be charged an annualized fee on a quarterly basis. You are guaranteed to receive withdrawals over a minimum number of years that in total equal at least Eligible Purchase Payments, as described below, adjusted for withdrawals during that period (the "Benefit"), even if the contract value falls to zero. Polaris Income Rewards may offer protection in the event your contract value declines due to unfavorable investment performance. Polaris Income Rewards has rules and restrictions that are discussed in detail below.

Polaris Income Rewards offers three options. These options provide, over a minimum number of years, a guaranteed minimum withdrawal amount equal to at least your Purchase Payments made in the first 90 days (adjusted for withdrawals) with an opportunity to receive a 10%, 20% or 50% step-up amount. If you take withdrawals prior to the Benefit Availability Date (as defined in the table below), you will receive either no step-up amount or a reduced step-up amount, depending on the option selected.

Each option and its components are described below. You should read each option carefully and discuss the feature with your financial representative before electing an option.

How and when can I elect Polaris Income Rewards?

You may only elect either feature at the time of contract issue. You may not change the option after election. Please refer to the Polaris Income Rewards Summary Table below for the age limitations associated with these features.

Generally, once you elect Polaris Income Rewards, it cannot be cancelled.

Polaris Income Rewards cannot be elected if you elect any other optional Living Benefit. Polaris Income Rewards may not be available through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.

How is the Benefit for Polaris Income Rewards calculated?

In order to determine the Benefit's value, we calculate each of the components as described below. The Benefit's components and value may vary depending on the option you choose. The earliest date you may begin taking withdrawals under the Benefit is the BENEFIT AVAILABILITY DATE. Each one-year period beginning on the contract issue date and ending on the day before the contract anniversary date is considered a BENEFIT YEAR.

What are the three Polaris Income Rewards options?

The table below is a summary of the three Polaris Income Rewards options we are currently offering.

POLARIS INCOME REWARDS SUMMARY:

-----------------------------------------------------------------------------------------
                                                                                MINIMUM
                                                                              WITHDRAWAL
                                                                              PERIOD* (IF
                                                                                MAXIMUM
                                                                  MAXIMUM       ANNUAL
                                                                  ANNUAL      WITHDRAWAL
                                      BENEFIT                   WITHDRAWAL      AMOUNT
                        MAXIMUM     AVAILABILITY    STEP-UP       AMOUNT         TAKEN
       OPTION         ELECTION AGE      DATE        AMOUNT     PERCENTAGE***  EACH YEAR)
-----------------------------------------------------------------------------------------
         1             Age 80 or      3 years       10%* of       10% of       11 years
                      younger on     following    Withdrawal    Withdrawal
                      the contract   contract       Benefit    Benefit Base
                      issue date    issue date       Base
-----------------------------------------------------------------------------------------
         2             Age 80 or      5 years       20%* of       10% of       12 years
                      younger on     following    Withdrawal    Withdrawal
                      the contract   contract       Benefit    Benefit Base
                      issue date    issue date       Base
-----------------------------------------------------------------------------------------
         3             Age 70 or     10 years      50%** of       10% of       15 years
                      younger on     following    Withdrawal    Withdrawal
                      the contract   contract       Benefit    Benefit Base
                      issue date    issue date       Base
-----------------------------------------------------------------------------------------

* If you elect Option 1 or 2 and take a withdrawal prior to the Benefit Availability Date, you will not receive a Step-Up Amount. The Minimum Withdrawal Period for Options 1 and 2 will be 10 years if you do not receive a Step-Up Amount.

** If you elect Option 3 and take a withdrawal prior to the Benefit Availability Date, you will receive a reduced Step-Up Amount of 30% of the Withdrawal Benefit Base.

    The Minimum Withdrawal Period will be 13 years if you receive a reduced Step-Up Amount.

*** For contract holders subject to annual required minimum distributions, the Maximum Annual Withdrawal Amount will be the greater of: (1) the amount indicated in the table above; or (2) the annual required minimum distribution amount associated with your contract value only. Required minimum distributions may reduce your Minimum Withdrawal Period. Please see IMPORTANT INFORMATION section below.

How are the components for Polaris Income Rewards calculated?

First, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments made to the contract during the first 90 days after your contract issue date, adjusted for any withdrawals before the Benefit Availability Date in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

Second, we determine the WITHDRAWAL BENEFIT BASE. On the Benefit Availability Date, the Withdrawal Benefit Base equals the sum of all Eligible Purchase Payments.

Third, we determine a STEP-UP AMOUNT, if any, which is calculated as a specified percentage (listed in the Polaris Income Rewards Summary table above) of the Withdrawal Benefit Base on the Benefit Availability Date. If you elect Option 1 or 2, you will not receive a Step-Up Amount if you take any withdrawals prior to the Benefit Availability Date. If you elect Option 3, the Step-Up Amount will be reduced to 30% of the Withdrawal Benefit Base if you take any withdrawals prior to the Benefit Availability Date. The Step-Up Amount is not considered a Purchase Payment and cannot be used in calculating any other benefits, such as death benefits, contract values or annuitization value.

Fourth, we determine a STEPPED-UP BENEFIT BASE, which is the total amount available for withdrawal under the feature and is used to calculate the minimum time period over which you may take withdrawals under the Polaris Income Rewards feature. The Stepped-Up Benefit Base equals the Withdrawal Benefit Base plus the Step-Up Amount, if any.

Fifth, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which is a stated percentage (listed in the Polaris Income Rewards Summary table above) of the Withdrawal Benefit Base and represents the maximum amount of withdrawals that are available under this feature each Benefit Year after the Benefit Availability Date.

Finally, we determine the MINIMUM WITHDRAWAL PERIOD, which is the minimum period over which you may take withdrawals under the Polaris Income Rewards feature. The Minimum Withdrawal Period is calculated by dividing the Stepped-Up Benefit Base by the Maximum Annual Withdrawal Amount.

What is the fee for Polaris Income Rewards?

The annualized Polaris Income Rewards fee will be assessed as a percentage of the Withdrawal Benefit Base. The fee will be deducted quarterly from the portion of your contract value allocated to the Variable Portfolios starting on the first quarter following the contract issue date and ending upon the termination of the feature. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter.

 ----------------------------------------------------
       CONTRACT YEAR             ANNUALIZED FEE
 ----------------------------------------------------
         0-7 years                    0.65%
 ----------------------------------------------------
        8-10 years                    0.45%
 ----------------------------------------------------
            11+                       None
 ----------------------------------------------------

What are the effects of withdrawals on Polaris Income Rewards?

The Benefit amount, Maximum Annual Withdrawal Amount and Minimum Withdrawal Period may change over time as a result of withdrawal activity. Withdrawals after the Benefit Availability Date equal to or less than the Maximum Annual Withdrawal Amount generally reduce the Benefit by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount will reduce the Benefit in the same proportion that the contract value was reduced at the time of the withdrawal. This means if investment performance is down and contract value is reduced, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a greater reduction of the Benefit. The impact of withdrawals and the effect on each component of Polaris Income Rewards are further explained through the calculations below:

     WITHDRAWAL BENEFIT BASE: Withdrawals prior to the Benefit Availability Date reduce the Withdrawal Benefit Base in the same proportion that the contract value was reduced at the time of the withdrawal. Withdrawals prior to the Benefit Availability Date also eliminate any Step-Up Amount for Options 1 and 2 and reduce the Step-Up Amount to 30% of the Withdrawal Benefit Base for Option 3.

     Withdrawals after the Benefit Availability Date will not reduce the Withdrawal Benefit Base until the sum of withdrawals after the Benefit Availability Date exceeds the Step-Up Amount. Thereafter, any withdrawal or portion of a withdrawal will reduce the Withdrawal Benefit Base as follows:
     (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base will be reduced by the amount of the withdrawal, or (2) If the withdrawal causes total withdrawals in the Benefit Year to exceed the Maximum

     Annual Withdrawal Amount, the Withdrawal Benefit Base is reduced to the lesser of (a) or (b), where:

          a. is the Withdrawal Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;

          b. is the Withdrawal Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal that makes total withdrawals for the Benefit Year equal to the current Maximum Annual Withdrawal Amount, and further reduced in the same proportion that the contract value was reduced by the amount of the withdrawal that exceeds the Maximum Annual Withdrawal Amount.

     STEPPED-UP BENEFIT BASE: Since withdrawals prior to the Benefit Availability Date eliminate any Step-Up Amount for Options 1 and 2, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base if you take withdrawals prior to the Benefit Availability Date. For Option 3, if you take withdrawals prior to the Benefit Availability Date, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base plus the reduced Step-Up Amount which will be 30% of the Withdrawal Benefit Base, adjusted for such withdrawals.

     If you do not take withdrawals prior to the Benefit Availability Date, you will receive the entire Step-Up Amount and the Stepped-Up Benefit Base will equal the Withdrawal Benefit Base plus the Step-Up Amount.

     After the Benefit Availability Date, any withdrawal that does not cause total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount will reduce the Stepped-Up Benefit Base by the amount of the withdrawal. After the Benefit Availability Date, any withdrawal that causes total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount (in that Benefit Year) reduces the Stepped-Up Benefit Base to the lesser of (a) or (b), where:

          a. is the Stepped-Up Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;

          b. is the Stepped-Up Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal that makes total withdrawals for the Benefit Year equal to the current Maximum Annual Withdrawal Amount, and further reduced in the same proportion that the contract value was reduced by the amount of the withdrawal that exceeds the Maximum Annual Withdrawal Amount.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount does not change for the next Benefit Year. If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated at the start of the next Benefit Year. The new Maximum Annual Withdrawal Amount will equal the Stepped-Up Benefit Base on that Benefit Year anniversary divided by the Minimum Withdrawal Period on that Benefit Year anniversary. The new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amounts.

     MINIMUM WITHDRAWAL PERIOD: After each withdrawal, a new Minimum Withdrawal Period is calculated. If total withdrawals in a Benefit Year are less than or equal to the current Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Stepped-Up Benefit Base after the withdrawal, divided by the current Maximum Annual Withdrawal Amount.

     During any Benefit Year in which the sum of withdrawals exceeds the Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Minimum Withdrawal Period calculated at the end of the prior Benefit Year reduced by one year.

     CONTRACT VALUE: Any withdrawal under the Benefit reduces the contract value by the amount of the withdrawal.

What happens if my contract value is reduced to zero with Polaris Income
Rewards?

If the contract value is zero but the Stepped-Up Benefit Base is greater than zero, a Benefit remains payable under the feature until the Benefit Base is zero. However, the contract and its features and other benefits will be terminated once the contract value equals zero. Once the contract is terminated, you may not make subsequent Purchase Payments and no death benefit or future annuitization payments are available. Therefore, under adverse market conditions, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.

To receive your remaining Benefit, you may select one of the following options:

     1. Lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or

     2. the current Maximum Annual Withdrawal Amount, paid equally on a quarterly, semi-annual or annual frequency as selected by you until the Stepped-Up Benefit Base equals zero; or

     3. any payment option mutually agreeable between you and us.

If you do not select a payment option, the remaining Benefit will be paid as the current Maximum Annual Withdrawal Amount on a quarterly basis.

What happens to Polaris Income Rewards upon a spousal continuation?

A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. However, spousal continuation contributions are not considered to be Eligible Purchase Payments. SEE SPOUSAL CONTINUATION BELOW.

Can my non-spousal Beneficiary elect to receive any remaining withdrawals under Polaris Income Rewards upon my death?

If the contract value is greater than zero when the owner dies, a non-spousal Beneficiary must make a death claim under the contract provisions, which terminates Polaris Income Rewards. If the contract value is zero when the owner dies, meaning that no death benefit is payable, but the Stepped-Up Benefit Base is greater than zero, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The components of the feature will not change. SEE DEATH BENEFITS BELOW.

Can Polaris Income Rewards be cancelled?

Once you elect Polaris Income Rewards, you may not cancel the feature. However, there is no charge for Polaris Income Rewards after the 10th contract anniversary.

Additionally, the features automatically terminate upon the occurrence of one of the following:

     1. The Stepped-Up Benefit Base is equal to zero; or

     2. Annuitization of the contract; or

     3. Full surrender of the contract; or

     4. Death benefit is paid; or

     5. Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.

We reserve the right to terminate the feature if withdrawals in excess of Maximum Annual Withdrawal Amount in any Benefit Year reduce the Stepped-Up Benefit Base by 50% or more.

Important Information about Polaris Income Rewards

Polaris Income Rewards is designed to offer protection of your initial investment in the event of a significant market downturn. Polaris Income Rewards may not guarantee an income stream based on all Purchase Payments made into your contract. Polaris Income Rewards does not guarantee investment gains nor does it guarantee a withdrawal of any subsequent Purchase Payments made after the 90th day for Polaris Income Rewards following the contract issue date. This feature does not guarantee lifetime income payments. You may never need to rely on Polaris Income Rewards if your contract performs within a historically anticipated range. However, past performance is no guarantee of future results.

WITHDRAWALS UNDER THESE FEATURES ARE TREATED LIKE ANY OTHER WITHDRAWAL FOR THE PURPOSE OF REDUCING THE CONTRACT VALUE, FREE WITHDRAWAL AMOUNTS AND ALL OTHER BENEFITS, FEATURES AND CONDITIONS OF YOUR CONTRACT. PLEASE SEE ACCESS TO YOUR MONEY ABOVE.

If you elect one of the Polaris Income Rewards and need to take withdrawals or are required to take required minimum distributions ("RMD") under the Internal Revenue Code from this contract prior to the Benefit Availability Date, you should know that such withdrawals may negatively affect the value of the Benefit. As noted above, your Stepped-Up Benefit Base will be reduced if you take withdrawals before the Benefit Availability Date.

Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up RMDs and have elected this feature, your distributions must be automated and will not be recalculated on an annual basis.

We reserve the right to limit the maximum Eligible Purchase Payments to $1 million. We reserve the right to limit the investment options available under the contract if you elect these features for prospectively issued contracts.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE POLARIS INCOME REWARDS (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

CAPITAL PROTECTOR

What is Capital Protector?

Capital Protector is an optional living benefit offered on your contract. If you elect this feature, you will be charged an annualized fee. At the end of 10 full contract years ("Waiting Period"), the feature makes a one-time adjustment ("Benefit") so that your contract will be worth at least the amount of your guaranteed Purchase Payment(s) as specified below (less adjustments for withdrawals). Capital Protector offers protection in the event that your contract value declines due to unfavorable investment performance.

You may only elect this feature at the time your contract is issued, so long as the Waiting Period ends before your Latest Annuity Date. Capital Protector is not available if you elect any other optional living benefit.

Capital Protector may not be available through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.

Can Capital Protector be cancelled?

Generally, this feature and its corresponding charge cannot be cancelled or terminated prior to the end of the Waiting Period. The feature terminates automatically following the end of the Waiting Period. In addition, the feature will no longer be available and no Benefit will be paid if a death benefit is paid or if the contract is fully surrendered or annuitized before the end of the Waiting Period.

How is the Benefit calculated for Capital Protector?

The Benefit is a one-time adjustment to your contract in the event that your contract value at the end of the Waiting Period ("Benefit Date") is less than the Purchase Payments made, as follows:

----------------------------------------------------------------------------------
                                              PERCENTAGE OF PURCHASE PAYMENTS
           TIME ELAPSED SINCE                         INCLUDED IN THE
        THE CONTRACT ISSUE DATE                     BENEFIT CALCULATION
----------------------------------------------------------------------------------
               0-90 Days                                    100%
----------------------------------------------------------------------------------
               91 Days +                                     0%
----------------------------------------------------------------------------------

The benefit calculation is equal to your Benefit Base, as defined below, minus your contract value on the Benefit Date. If the resulting amount is positive, you will receive a Benefit under the feature. If the resulting amount is negative, you will not receive a Benefit.

Your Benefit Base is equal to (a) minus (b) where:

     (a) is the Purchase Payments received on or after the contract issue date multiplied by the applicable percentages in the table above, and;

     (b) is an adjustment for all withdrawals and applicable fees and charges made subsequent to the contract issue date, in an amount proportionate to the amount by which the withdrawal decreased the contract value at the time of the withdrawal.

What is the fee for Capital Protector?

The annualized fee will be deducted from your contract value each quarter throughout the Waiting Period, beginning at the end of the first contract quarter following the contract issue date and up to and including on the Benefit Date. Once the feature is terminated, as discussed above, the charge will no longer be deducted. We will also not assess the quarterly fee if you surrender or annuitize before the end of the quarter.

----------------------------------------------------------------------------------
             CONTRACT YEAR                            ANNUALIZED FEE*
----------------------------------------------------------------------------------
                  0-5                                      0.65%
----------------------------------------------------------------------------------
                  6-10                                     0.45%
----------------------------------------------------------------------------------
                  11+                                       none
----------------------------------------------------------------------------------

* As a percentage of your contract value minus Purchase Payments received after the 90th day since the purchase of your contract. The amount of this charge is subject to change at any time for prospectively issued contracts.
What happens to Capital Protector upon a spousal continuation?

If your spouse chooses to continue this contract upon your death, this feature cannot be terminated. The Waiting Period starts from the original issue date. The corresponding Benefit Date will not change as a result of a spousal continuation. SEE SPOUSAL CONTINUATION BELOW.

Important Information about Capital Protector

Capital Protector may not guarantee a return of all of your Purchase Payments. If you plan to add subsequent Purchase Payments over the life of your contract, you should know that Capital Protector would not protect the majority of those payments.

Since Capital Protector may not guarantee a return of all Purchase Payments at the end of the Waiting Period, it is important to realize that subsequent Purchase Payments made into the contract may decrease the value of the Benefit. For example, if near the end of the Waiting Period your Benefit Base is greater than your contract value, and you then make a subsequent Purchase Payment that causes your contract value to be larger than your Benefit Base on your Benefit Date, you will not receive any Benefit even though you have paid for Capital Protector throughout the Waiting Period. You should discuss making subsequent Purchase Payments with your financial representative as such activity may reduce or eliminate the value of the Benefit.

We will allocate any benefit amount contributed to the contract value on the Benefit Date to the Cash Management Variable Portfolio. Any Benefit paid is not considered a Purchase Payment for purposes of calculating other benefits or features of your contract. Benefits based on earnings, will continue to define earnings as the difference between contract value and Purchase Payments adjusted for withdrawals. For information about how the Benefit is treated for income tax purposes, you should consult a qualified tax advisor for information concerning your particular circumstances.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE CAPITAL PROTECTOR (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

        ----------------------------------------------------------------
        ----------------------------------------------------------------
                                 DEATH BENEFITS
        ----------------------------------------------------------------
        ----------------------------------------------------------------

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. You must select a death benefit option at the time you purchase your contract. Once selected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.

We do not pay a death benefit if you die after you switch to the Income Phase. In that case, your Beneficiary would receive any remaining guaranteed income payments in accordance with the income option you selected. SEE INCOME OPTIONS BELOW.

You designate your Beneficiary who will receive any death benefit payments. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. If your contract is jointly owned, the surviving joint owner is the sole beneficiary.

We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death. All death benefit calculations discussed below are made as of the day a death benefit request is received by us in good order (including satisfactory proof of death) if the request is received before Market Close. If the death benefit request is received after Market Close, the death benefit calculations will be as of the next business day. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.

If a Beneficiary does not elect a specific form of pay out, within 60 days of our receipt of all required paperwork and satisfactory proof of death, we pay a lump sum death benefit to the Beneficiary.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the Contract. SEE SPOUSAL CONTINUATION BELOW.

A Beneficiary may also elect to continue the contract and take the death benefit amount in a series of payments based upon the Beneficiary's life expectancy under the Extended Legacy program described below, subject to the applicable Internal Revenue Code distribution requirements. Payments must begin under the selected Income Option or the Extended Legacy program no later than the first anniversary of your death for non-qualified contracts or December 31st of the year following the year of your death for IRAs. Your Beneficiary cannot participate in the Extended Legacy program if your Beneficiary has already elected another settlement option. Beneficiaries who do not begin taking payments within these specified time periods will not be eligible to elect an Income Option or participate in the Extended Legacy program.

EXTENDED LEGACY PROGRAM AND BENEFICIARY CONTINUATION OPTIONS

The Extended Legacy program can allow a Beneficiary to take the death benefit amount in the form of income payments over a longer period of time with the flexibility to withdraw more than the IRS required minimum distribution if they wish. The contract continues in the original owner's name for the benefit of the Beneficiary. A Beneficiary may elect to continue the contract and take the death benefit amount in a series of payments based upon the Beneficiary's life expectancy under the Extended Legacy program described below, subject to the applicable Internal Revenue Code distribution requirements. Payments under the selected income option or under the Extended Legacy program must begin no later than the first anniversary of your death for non-qualified contracts or December 31st of the year following the year of your death for IRAs. Beneficiaries who do not begin taking payments within these specified time periods will not be eligible to elect an income option or participate in the Extended Legacy program. Your Beneficiary cannot participate in the Extended Legacy program if your Beneficiary has already elected another payout option. The Extended Legacy program allows the Beneficiary to take distributions in the form of a series of payments similar to the required minimum distributions under an IRA. Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary's life expectancy as determined in the calendar year after your death. A Beneficiary may withdraw all or a portion of the contract value at any time, name their own beneficiary to receive any remaining unpaid interest in the contract in the event of their death and make transfers among investment options. If the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required paperwork, we will increase the contract value by the amount which the death benefit exceeds contract value. Participation in the program may impact certain features of the contract that are detailed in the Death Claim Form. Please see your financial representative for additional information.

Other Beneficiary Continuation Options

Alternatively to the Extended Legacy program, the Beneficiary may also elect to receive the death benefit under a 5-year option. The Beneficiary may take withdrawals as desired, but the entire contract value must be distributed by the fifth anniversary of your death for Non-qualified contracts or by December 31st of the year containing the fifth anniversary of your death for IRAs. For IRAs, the 5-year option is not available if the date of death is after the required beginning date for distributions (April 1 of the year following the year the owner reaches the age of 70 1/2).

Please consult your tax advisor regarding tax implications and your particular circumstances.

DEATH BENEFIT DEFINED TERMS

The term "Net Purchase Payment" is used frequently in describing the death benefit payable. Net Purchase Payment is an on-going calculation. It does not represent a contract value.

We define Net Purchase Payments as Purchase Payments less an adjustment for each withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equals total Purchase Payments into your contract. To calculate the adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced the contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal (and any applicable fees and charges) by the contract value immediately before taking the withdrawal. The resulting percentage is then multiplied by the amount of the total Purchase Payments and subtracted from the amount of the total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment.

To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced, by taking the amount of the withdrawal in relation to the contract value immediately before the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal, by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.

The term "withdrawals" as used in describing the death benefit options is defined as withdrawals and the fees and charges applicable to those withdrawals.

THE COMPANY DOES NOT ACCEPT PURCHASE PAYMENTS FROM ANYONE AGE 86 OR OLDER. FURTHERMORE, THE DEATH BENEFIT CALCULATIONS ASSUME THAT NO PURCHASE PAYMENTS ARE RECEIVED ON OR AFTER YOUR 86TH BIRTHDAY.

STANDARD DEATH BENEFIT

The standard death benefit on your contract is the greater of:

     1.  Net Purchase Payments; or

     2.  Contract value.

OPTIONAL ENHANCED DEATH BENEFIT

For an additional fee, you may elect the optional enhanced death benefit described below which can provide greater protection for your beneficiaries. The fee for the enhanced death benefit is 0.20% of the average daily ending value of the assets you have allocated to the Variable Portfolios.

The death benefit is the greatest of:

     1. Contract value; or

     2. Net Purchase Payments; or

     3. Maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Net Purchase Payments since that contract anniversary.

If you are age 90 or older at the time of death and selected the Maximum Anniversary death benefit, the death benefit will be equal to the contract value. Accordingly, you will not get any benefit from this option if you are age 90 or older at the time of your death.

If you die on or after your 90th birthday, the Standard Death Benefit may provide more value to your beneficiaries than the Maximum Anniversary Value option. Under the Maximum Anniversary Value option, if you die on or after your 90th birthday, the death benefit is equal to you contract value. However, if you had elected the Standard Death Benefit option and you die on or after your 90th birthday, your beneficiaries would receive the greater of contract value or Net Purchase Payments. Further, there is no additional charge for the Standard Death Benefit and there is an additional charge for the Maximum Anniversary Value option. You should discuss the death benefit options with your financial representative to prior to making an election.

For contracts in which the aggregate of all Purchase Payments in contracts issued by AIG SunAmerica Life and/or First SunAmerica to the same owner/annuitant are in excess of $1,000,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon by you and the Company prior to purchasing the contract.

SPOUSAL CONTINUATION

The Continuing Spouse may elect to continue the contract after your death. Generally, the contract and its benefit and elected features, if any, remain the same. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original owner of the contract. A spousal continuation can only take place once, upon the death of the original owner of the contract.

To the extent that the Continuing Spouse invests in the Variable Portfolios, they will be subject to investment risk as was the original owner.

Upon a spousal continuation, we will contribute to the contract value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original owner, exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and proof of death of the original owner in a form satisfactory to us ("Continuation Date"). The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except the death benefit following the Continuing Spouse's death. Generally, the age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the contract. SEE THE SPOUSAL CONTINUATION APPENDIX FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS AFTER A SPOUSAL CONTINUATION.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

PLEASE SEE OPTIONAL LIVING BENEFITS AND DEATH BENEFITS ABOVE FOR INFORMATION ON THE EFFECT OF SPOUSAL CONTINUATION ON THOSE BENEFITS.

        ----------------------------------------------------------------
        ----------------------------------------------------------------
                                    EXPENSES
        ----------------------------------------------------------------
        ----------------------------------------------------------------

There are fees and expenses associated with your contract which reduce your investment return. We will not increase the contract level fees, such as Separate Account or withdrawal charges for the life of your contract. Underlying Fund fees may increase or decrease.

SEPARATE ACCOUNT EXPENSES

The mortality and expense risk charge and distribution expense charge is 1.52% annually of the average daily ending net asset value allocated to the Variable Portfolios. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any cost or expense including supporting distribution. SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

WITHDRAWAL CHARGES

The contract provides a free withdrawal amount every contract year. SEE ACCESS TO YOUR MONEY ABOVE. You may incur a withdrawal charge if you take a withdrawal in excess of the free withdrawal amount and/or if you fully surrender your contract.

We apply a withdrawal charge against each Purchase Payment you contribute to the contract. After a Purchase Payment has been in the contract for 3 complete years, a withdrawal charge no longer applies to that Purchase Payment. The withdrawal charge percentage declines each year that Purchase Payment is in the contract. The withdrawal charge schedule is as follows:

----------------------------------------------------------------
            YEAR                1        2        3        4+
----------------------------------------------------------------
 WITHDRAWAL CHARGE              7%       6%       5%       0%
----------------------------------------------------------------

When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered as coming from earnings first, then Purchase Payments. SEE ACCESS TO YOUR MONEY ABOVE.

Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you fully surrender your contract value, we deduct any applicable withdrawal charges from the amount surrendered.

We will not assess a withdrawal charge when we pay a death benefit, contract fees and/or when you switch to the Income Phase.

Withdrawals made prior to age 59 1/2 may result in tax penalties. SEE TAXES
BELOW.

UNDERLYING FUND FEES

INVESTMENT MANAGEMENT FEES

The Separate Account purchases shares of the Variable Portfolios. The Accumulation Unit value for each Variable Portfolio reflects the investment management fees and other expenses of the corresponding Underlying Funds. These fees may vary. They are not fixed or specified in your annuity contract, rather the Variable Portfolios are governed by their own boards of trustees.

12b-1 FEES

Shares of certain Trusts may be subject to fees imposed under a distribution and/or servicing plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.

There is an annualized 0.25% fee applicable to the Class 3 shares of Anchor Series Trust and SunAmerica Series Trust, Class II shares of the Van Kampen Life Investment Trust, Class 2 shares of American Funds Insurance Series and Class B shares of Columbia Funds Variable Insurance Trust I.

This amount is generally used to pay financial intermediaries for services provided over the life of your contract.

For more detailed information on these Underlying Fund fees, refer to the prospectuses for the Trusts.

CONTRACT MAINTENANCE FEE

During the Accumulation Phase, we deduct a contract maintenance fee of $30 from your contract once per year on your contract anniversary. This charge compensates us for the cost of administering your contract. We will deduct the contract maintenance fee on a pro-rata basis from the portion of your contract value allocated to the Variable Portfolios on your contract anniversary. If you withdraw your entire contract value, we will deduct the contract maintenance fee from that withdrawal.

If your contract value is $50,000 or more on your contract anniversary date, we currently waive this fee. This waiver is subject to change without notice.

TRANSFER FEE

Generally, we permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year. SEE TRANSFERS DURING THE ACCUMULATION PHASE ABOVE.

OPTIONAL MARKETLOCK FEE

The annualized MarketLock fee will be assessed as a percentage of the MAV Benefit Base. The fee will be deducted quarterly from the portion of your contract value allocated to the Variable Portfolios starting on the first quarter following the contract issue date and ending upon the termination of the feature. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter. The fee is as follows:

 ----------------------------------------------------
                                 ANNUALIZED FEE
 ----------------------------------------------------
    All Contract Years                0.65%
 ----------------------------------------------------

OPTIONAL POLARIS INCOME REWARDS FEE

The annualized Polaris Income Rewards fee will be assessed as a percentage of the Withdrawal Benefit Base. The fee will be deducted quarterly from the portion of your contract value allocated to the Variable Portfolios starting on the first quarter following the contract issue date and ending upon the termination of the feature. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter. The fee is as follows:

 ----------------------------------------------------
       CONTRACT YEAR             ANNUALIZED FEE
 ----------------------------------------------------
         0-7 years                    0.65%
 ----------------------------------------------------
        8-10 years                    0.45%
 ----------------------------------------------------
         11+ years                    none
 ----------------------------------------------------

OPTIONAL CAPITAL PROTECTOR FEE

The annualized Capital Protector fee is calculated as a percentage of the portion of your contract value allocated to the Variable Portfolios minus Purchase Payments received after the 90th day since contract issue date. If you elect the feature, the fee is deducted at the end of the first contract quarter and quarterly thereafter from your contract value. The fee is as follows:

----------------------------------------------------------------------------------
             CONTRACT YEAR                             ANNUALIZED FEE
----------------------------------------------------------------------------------
                  0-5                                      0.65%
----------------------------------------------------------------------------------
                  6-10                                     0.45%
----------------------------------------------------------------------------------
                  11+                                       none
----------------------------------------------------------------------------------

OPTIONAL ENHANCED DEATH BENEFIT FEE

The fee for the optional enhanced death benefit is 0.20% of the average daily ending net asset value allocated to the Variable Portfolio.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED

Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We reserve the right to reduce or waive certain fees and expenses when this type of sale occurs. In addition, we may also credit additional amounts to contracts sold to such groups. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.

The Company may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described.

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WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ANY SUCH DETERMINATION OR
THE TREATMENT APPLIED TO A PARTICULAR GROUP AT ANY TIME.

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                                 INCOME OPTIONS
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ANNUITY DATE

During the Income Phase, we use the money accumulated in your contract to make regular income payments to you. You may switch to the Income Phase any time after your first contract anniversary. You must provide us with a written request of the date you want income payments to begin. Your annuity date is the first day of the month you select income payments to begin ("Annuity Date"). You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Except as indicated under Option 5 below, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.

Income payments must begin on or before your Latest Annuity Date. If you do not choose an Annuity Date, your income payments will automatically begin on the Latest Annuity Date.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences. In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES BELOW.

INCOME OPTIONS

You must contact us to select an income option. Once you begin receiving income payments, you cannot change your income option before beginning the Income Phase. If you elect to receive income payments but do not select an option, your income payments shall be in accordance with Option 4 for a period of 10 years; for income payments based on joint lives, the default is Option 3 for a period of 10 years.

We base our calculation of income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant.

OPTION 1 - LIFE INCOME ANNUITY

This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

OPTION 2 - JOINT AND SURVIVOR LIFE INCOME ANNUITY

This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop when the survivor dies.

OPTION 3 - JOINT AND SURVIVOR LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant and the survivor die before all of the guaranteed income payments have been made, the remaining income payments are made to the Beneficiary under your contract.

OPTION 4 - LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract.

OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed income payments being made) may redeem any remaining guaranteed variable income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable income payments. If provided for in your contract, any applicable withdrawal charge will be deducted from the discounted value as if you fully surrendered your contract.

The value of an Annuity Unit, regardless of the option chosen, takes into account the mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

Please read the Statement of Additional Information for a more detailed discussion of the income options.

FIXED OR VARIABLE INCOME PAYMENTS

You can choose income payments that are fixed, variable or both. Unless otherwise elected, if at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable and if your money is only in Fixed Accounts at that time, your income payments will be fixed in amount. Further, if you are invested in both fixed and variable investment options when income payments begin, your payments will be fixed and variable, unless otherwise elected. If income payments are fixed, the

Company guarantees the amount of each payment. If the income payments are variable, the amount is not guaranteed.

INCOME PAYMENTS

We make income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected income option results in income payments of less than $50 per payment, we may decrease the frequency of payments.

If you are invested in the Variable Portfolios after the Annuity date, your income payments vary depending on the following:

     - for life options, your age when payments begin; and

     - the contract value attributable to the Variable Portfolios on the Annuity Date; and

     - the 3.5% assumed investment rate used in the annuity table for the contract; and

     - the performance of the Variable Portfolios in which you are invested during the time you receive income payments.

If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your annuity payments.

The value of variable income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable income payments generally increase or decrease from one income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the income payments will increase and if it is less than the AIR, the income payments will decline.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. SEE ALSO ACCESS TO YOUR MONEY ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM A VARIABLE PORTFOLIO MAY BE SUSPENDED OR POSTPONED.

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                                     TAXES
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NOTE:  THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS, AND
GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE; THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program, as an individual retirement annuity, or under an individual retirement account, your contract is referred to as a Qualified Contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and Individual Retirement Accounts (IRAs), Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a Roth 403(b) or a Roth 401(k) account, and you may have cost basis in a traditional IRA or in another Qualified Contract.

If available and you elect an optional living benefit, the application of certain tax rules, including those rules relating to distributions from your contract, are not entirely clear. While such benefits are not intended to adversely affect the tax treatment of distributions or of the contract, based on available guidance, you should be aware that little such guidance is available. In view of this uncertainty, you should consult a tax advisor before purchasing a guaranteed minimum withdrawal benefit rider and/or other optional living benefit.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make partial or total withdrawals from a Non-Qualified contract, the IRC generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other purchase payments and earnings in the contract. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase Payment. Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Additionally, the taxable portion of any withdrawals, whether annuitized or other withdrawals, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:

     - after attaining age 59 1/2;

     - when paid to your beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age
       59 1/2, whichever is later;

     - under an immediate annuity contract;

     - which are attributable to Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(b) ELIGIBLE DEFERRED COMPENSATION PLANS)

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as income payments will be taxable income. Exceptions to this general include withdrawals attributable to after-tax Roth IRA, Roth 403(b), and Roth 401(k) contributions. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from Roth 403(b) and Roth 401(k) accounts, and withdrawals generally from Qualified Contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Withdrawals from Roth IRA, Roth 403(b) and Roth 401(k) accounts which satisfy certain qualification requirements, including the Owner's attainment of age 59 1/2 and at least five years in a Roth account under the plan or IRA, will not be subject to federal income taxation.

The taxable portion of any withdrawal or income payment from a Qualified Contract will be subject to an additional 10% penalty tax, under the IRC, except in the following circumstances:

     - after attainment of age 59 1/2;

     - when paid to your beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

     - dividends paid with respect to stock of a corporation described in IRC
       Section 404(k);

     - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     - payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs)

     - for payment of health insurance if you are unemployed and meet certain requirements

     - distributions from IRAs for higher education expenses

     - distributions from IRAs for first home purchases

     - amounts distributed from a Code Section 457(b) plan other than amounts representing rollovers from an IRA or employer sponsored plan to which the 10% penalty would otherwise apply.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions.

Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. Transfers among 403(b) annuities and/or 403(b)(7) custodial accounts generally are subject to rules set out in the Code, regulations, IRS pronouncements, and other applicable legal authorities. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.

MINIMUM DISTRIBUTIONS

Generally, the IRC requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own an IRA, you must begin taking distributions when you attain age 70 1/2. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

The IRS issued regulations, effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the regulations effective January 1, 2006 will require that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits and living benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these new regulations with your tax advisor.

TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits the IRS may consider these benefits "incidental death benefits" or "life insurance." The IRC imposes limits on the amount of the incidental benefits and/or life insurance allowable for Qualified contracts and the employer-sponsored plans under which they are purchased. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract, and in some cases could adversely impact the qualified status of the Qualified contract or the plan. You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non- Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the management of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-qualified Contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.

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                               OTHER INFORMATION
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FIRST SUNAMERICA LIFE

The Company is a stock life insurance company originally organized under the laws of the state of New York on December 5, 1978. Its principal place of business is 733 Third Avenue, New York, New York 10017. The Company conducts life insurance and annuity business in the state of New York. The Company is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

THE SEPARATE ACCOUNT

The Company originally established the Separate Account, FS Variable Separate Account, under New York law on September 9, 1994. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act, as amended.

The Company owns the assets in the Separate Account. However, the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by the Company. Income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.

THE GENERAL ACCOUNT

Money allocated to any Fixed Accounts goes into the Company's general account. The general account consists of all of the company's assets other than assets attributable to a Separate Account. All of the assets in the general account are chargeable with the claims of any of the Company's contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

The Company has a support agreement in effect between the Company and its ultimate parent company, AIG, and the Company's insurance policy obligations are guaranteed by American Home Assurance Company ("American Home"), a subsidiary of AIG. See the Statement of Additional Information for more information regarding these arrangements.

Circumstances affecting AIG can have an impact on the Company. For example, the recent downgrades and ratings actions taken by the major rating agencies with respect to AIG resulted in corresponding downgrades and ratings actions being taken with respect to the Company's ratings. There can be no assurance that such ratings agencies will not take further action with respect to such ratings. Accordingly, we can give no assurance that any further changes in circumstances for AIG will not impact us.

GUARANTEE OF INSURANCE OBLIGATIONS

Insurance obligations under contracts issued by the Company are guaranteed by American Home, an affiliate of the Company. Insurance obligations include, without limitation, contract value invested in any available Fixed Accounts, death benefits, living benefits and income options. The guarantee does not guarantee contract value or the investment performance of the Variable Portfolios available under the contracts. The guarantee provides that the Company's contract owners can enforce the guarantee directly.

The Company expects that the American Home guarantee will be terminated within the next year. However, the insurance obligations on contracts issued prior to termination of the American Home guarantee would continue to be covered, including obligations arising from Purchase Payments received after termination, until satisfied in full.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is a wholly owned subsidiary of AIG.

REGISTRATION STATEMENTS

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT

PAYMENTS TO BROKER-DEALERS

Registered representatives of broker-dealers sell the contract. We pay commissions to the broker-dealers for the sale of your contract ("Contract Commissions"). There are different structures by which a broker-dealer can choose to have their Contract Commissions paid. For example, as one option, we may pay upfront Contract Commission only, that may be up to a maximum 7% of each Purchase Payment you invest (which may include promotional amounts). Another option may be a lower upfront Contract Commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value annually. Generally, the higher the upfront commissions, the lower the trail and vice versa. We pay Contract Commissions directly to the broker-dealer with whom your registered representative is affiliated. Registered representatives may receive a portion of these amounts we pay in accordance with any agreement in place between the registered representative and his/her broker-dealer firm.

We may pay broker-dealers support fees in the form of additional cash or non-cash compensation. These payments may be intended to reimburse for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us or a flat fee. These payments may be consideration for, among other things, product placement/preference, greater access to train and educate the firm's registered representatives about our products, our participation in sales conferences and educational seminars and allowing broker-dealers to perform due diligence on our products. The amount of these fees may be tied to the anticipated level of our access in that firm. We enter into such arrangements in our discretion and we may negotiate customized arrangements with firms, including affiliated and non-affiliated broker-dealers based on various factors. We do not deduct these amounts directly from your Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the contract.

Contract commissions and other support fees may influence the way that a broker-dealer and its registered representatives market the contracts and service customers who purchase the contracts and may influence the broker-dealer and its registered representatives to present this contract over others available in the market place. You should discuss with your broker-dealer and/or registered representative how they are compensated for sales of a contract and/or any resulting real or perceived conflicts of interest.

AIG SunAmerica Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. AIG SunAmerica Capital Services, an affiliate of the Company, is a registered broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are retained in connection with the distribution of the contracts.

PAYMENTS WE RECEIVE

In addition to amounts received pursuant to established 12b-1 Plans from the Underlying Funds, we receive compensation of up to 0.50% annually based on assets under management from certain Trusts' investment advisers or their affiliates for services related to the availability of the Underlying Funds in the contract. We receive such payments in connection with each of the Trusts available in this Contract with the exception of AFIS. Furthermore, certain investment advisers and/or subadvisers may help offset the costs we incur for training to support sales of the Underlying Funds in the contract.

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 99NY-SUN, if you have any comment, question or service request.

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations immediately. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. From time to time, the Company is party to various kinds of litigation incidental to its business operations. In management's opinion, these matters are not material in relation to the financial position of the Company.

On February 9, 2006, AIG announced that is has reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Securities & Exchange Commission, ("SEC"), Department of Justice ("DOJ"), the Office of the New York Attorney General and the New York State Department of Insurance ("NYAG and DOI"). The settlements resolved outstanding litigation filed by the SEC, NYAG and DOI against AIG and conclude negotiations with these authorities and the DOJ in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the settlement, the Company obtained temporary permission form the SEC to continue to serve as a depositor for separate accounts. The Company expects that permanent permission to be forthcoming, as the SEC has granted this type of relief to others in the past in similar circumstances. There is no assurance that permanent permission will be granted, however.

FINANCIAL STATEMENTS

AIG SUPPORT AGREEMENT

AIG has entered into a support agreement with the Company under which AIG has agreed to cause the Company to maintain a minimum net worth and liquidity to meet its policy obligations. The support agreement requires AIG to make payments solely to the Company and not to the policyholders. Under no circumstance can a policyholder proceed directly against AIG for payment on its own behalf; all actions under the support agreements must be brought by the Company, or if the Company fails to enforce its rights, by a policyholder on behalf of the Company.

WHERE YOU CAN FIND MORE INFORMATION

The SEC allows us to "incorporate by reference" some of the information the Company and AIG files with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this prospectus.

We incorporate by reference the consolidated financial statements (including notes and financial statement schedules thereto) and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control Over Financial Reporting) of AIG included in AIG's Annual Report on Form 10-K for the year ended December 31, 2005, File No. 001-08787, filed on March 16, 2006, in reliance on the report (which contains an adverse opinion on the effectiveness of internal control over financial reporting) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The Company and AIG are subject to the informational requirements of the Exchange Act. The Company and AIG file reports and other information with the SEC to meet those requirements. AIG and the Company file this information electronically pursuant to EDGAR, and it is available to the public through the SEC's website at http://www.sec.gov. You can also inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA

100 F. Street, N.E., Room 1580

Washington, DC 20549

CHICAGO, ILLINOIS

175 W. Jackson Boulevard

Chicago, IL 60604

NEW YORK, NEW YORK

3 World Financial, Room 4300

New York, NY 10281

To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed. The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to the Company's Annuity Service Center, as follows:

First SunAmerica Life Insurance Company

Annuity Service Center

P.O. Box 54299

Los Angeles, California 90054-0299

Telephone Number: (800) 99NY-SUN

The financial statements of the Company, the Separate Account and American Home can be found in the Statement of Additional Information ("SAI"). You may obtain a free copy of this SAI if you contact our Annuity Service Center at (800) 99NY-SUN.

        ----------------------------------------------------------------
        ----------------------------------------------------------------
                              TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION
        ----------------------------------------------------------------
        ----------------------------------------------------------------

Additional information concerning the operations of the Separate Account is contained in the Statement of Additional Information, which is available without charge upon written request. Please use the request form at the back of this prospectus and send it to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 99NY-SUN. The contents of the SAI are listed below.

Separate Account................................    3
American Home Assurance Company.................    3
General Account.................................    3
Support Agreement Between the Company and AIG...    4
Performance Data................................    4
Income Payments.................................    7
Annuity Unit Values.............................    7
Taxes...........................................   10
Distribution of Contracts.......................   14
Financial Statements............................   15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       APPENDIX A - CONDENSED FINANCIALS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               FISCAL PERIOD   FISCAL YEAR   FISCAL YEAR
                                                                   ENDED          ENDED         ENDED
                                                                12/31/2003      12/31/04      12/31/05
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
AMERICAN FUNDS INSURANCE SERIES - CLASS 2
  Global Growth Portfolio (Inception Date - 09/03/03)
        Beginning AUV.......................................   (a)$13.018      (a)$14.590    (a)$16.310
                                                               (b)$0           (b)$15.167    (b)$16.235
        Ending AUV..........................................   (a)$14.590      (a)$16.310    (a)$18.324
                                                               (b)$0           (b)$16.235    (b)$18.205
        Ending Number of AUs................................   (a)2,086        (a)10,574     (a)28,924
                                                               (b)0            (b)8,976      (b)78,572

--------------------------------------------------------------------------------------------------------
  Growth Portfolio (Inception Date - 09/03/03)
        Beginning AUV.......................................   (a)$13.693      (a)$14.667    (a)$16.252
                                                               (b)$13.636      (b)$14.629    (b)$16.179
        Ending AUV..........................................   (a)$14.667      (a)$16.252    (a)$18.599
                                                               (b)$14.629      (b)$16.179    (b)$18.478
        Ending Number of AUs................................   (a)2,718        (a)17,763     (a)48,865
                                                               (b)284          (b)30,657     (b)49,739

--------------------------------------------------------------------------------------------------------
  Growth-Income Portfolio (Inception Date - 09/03/03)
        Beginning AUV.......................................   (a)$13.087      (a)$14.197    (a)$15.434
                                                               (b)$0           (b)$14.473    (b)$15.356
        Ending AUV..........................................   (a)$14.197      (a)$15.434    (a)$16.088
                                                               (b)$0           (b)$15.356    (b)$15.975
        Ending Number of AUs................................   (a)3,297        (a)35,125     (a)51,028
                                                               (b)0            (b)37,249     (b)64,977

--------------------------------------------------------------------------------------------------------
ANCHOR SERIES TRUST - CLASS 3
  Asset Allocation Portfolio (Inception Date - 09/03/03)
        Beginning AUV.......................................   (a)$18.939      (a)$20.421    (a)$22.135
                                                               (b)$0           (b)$21.585    (b)$22.057
        Ending AUV..........................................   (a)$20.421      (a)$22.135    (a)$22.828
                                                               (b)$0           (b)$22.057    (b)$22.703
        Ending Number of AUs................................   (a)547          (a)5,094      (a)9,378
                                                               (b)0            (b)3,224      (b)3,344

--------------------------------------------------------------------------------------------------------
  Capital Appreciation Portfolio (Inception Date - 09/03/03)
        Beginning AUV.......................................   (a)$30.893      (a)$33.529    (a)$35.945
                                                               (b)$30.756      (b)$33.457    (b)$35.797
        Ending AUV..........................................   (a)$33.529      (a)$35.945    (a)$39.429
                                                               (b)$33.457      (b)$35.797    (b)$39.188
        Ending Number of AUs................................   (a)879          (a)8,289      (a)18,751
                                                               (b)124          (b)7,907      (b)22,232

--------------------------------------------------------------------------------------------------------
  Government and Quality Bond Portfolio (Inception
    Date - 09/03/03)
        Beginning AUV.......................................   (a)$16.219      (a)$16.588    (a)$16.854
                                                               (b)$0           (b)$16.745    (b)$16.780
        Ending AUV..........................................   (a)$16.588      (a)$16.854    (a)$16.995
                                                               (b)$0           (b)$16.780    (b)$16.887
        Ending Number of AUs................................   (a)2,777        (a)31,350     (a)64,296
                                                               (b)0            (b)53,835     (b)131,212

--------------------------------------------------------------------------------------------------------
  Growth Portfolio (Inception Date - 09/03/03)
        Beginning AUV.......................................   (a)$24.515      (a)$26.615    (a)$28.987
                                                               (b)$0           (b)$27.004    (b)$28.856
        Ending AUV..........................................   (a)$26.615      (a)$28.987    (a)$30.508
                                                               (b)$0           (b)$28.856    (b)$30.309
        Ending Number of AUs................................   (a)1,244        (a)10,468     (a)17,197
                                                               (b)0            (b)10,011     (b)29,545

--------------------------------------------------------------------------------------------------------
  Natural Resources Portfolio (Inception Date - 05/10/04)
        Beginning AUV.......................................   (a)N/A          (a)$20.594    (a)$27.232
                                                               (b)N/A          (b)$0         (b)$27.066
        Ending AUV..........................................   (a)N/A          (a)$27.232    (a)$39.093
                                                               (b)N/A          (b)$27.066    (b)$38.778
        Ending Number of AUs................................   (a)N/A          (a)354        (a)5,971
                                                               (b)N/A          (b)0          (b)14,360

--------------------------------------------------------------------------------------------------------
COLUMBIA FUNDS VARIABLE INSURANCE TRUST I - CLASS A
  (FORMERLY NATIONS SEPARATE ACCOUNT TRUST)
  High Yield Variable Series Portfolio (formerly Nations
    High Yield Bond Portfolio)
    (Inception Date - 09/03/03)
        Beginning AUV.......................................   (a)$12.119      (a)$13.134    (a)$14.412
                                                               (b)$12.048      (b)$13.098    (b)$14.344
        Ending AUV..........................................   (a)$13.134      (a)$14.412    (a)$14.500
                                                               (b)$13.098      (b)$14.344    (b)$14.403
        Ending Number of AUs................................   (a)8            (a)1,542      (a)2,409
                                                               (b)8            (b)513        (b)4,003

--------------------------------------------------------------------------------------------------------

         (a) Without election of Optional Enhanced Death Benefit
         (b) With election of Optional Enhanced Death Benefit
         AUV - Accumulation Unit Value
         AU - Accumulation Units

                                                               FISCAL PERIOD   FISCAL YEAR   FISCAL YEAR
                                                                   ENDED          ENDED         ENDED
                                                                12/31/2003      12/31/04      12/31/05
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
COLUMBIA FUNDS VARIABLE INSURANCE TRUST I - CLASS B
  (FORMERLY NATIONS SEPARATE ACCOUNT TRUST)
  Marsico Focused Equities Variable Series Portfolio
    (formerly Nations Marsico Focused Equities Portfolio)
    (Inception Date - 09/03/03)
        Beginning AUV.......................................   (a)$8.797       (a)$9.418     (a)$10.329
                                                               (b)$8.754       (b)$9.401     (b)$10.290
        Ending AUV..........................................   (a)$9.418       (a)$10.329    (a)$11.222
                                                               (b)$9.401       (b)$10.290    (b)$11.157
        Ending Number of AUs................................   (a)11           (a)2,619      (a)6,499
                                                               (b)11           (b)113        (b)4,883

--------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND, INC. - CLASS VC
  Growth and Income Portfolio (Inception Date - 09/03/03)
        Beginning AUV.......................................   (a)$9.688       (a)$10.556    (a)$11.713
                                                               (b)$0           (b)$10.700    (b)$11.615
        Ending AUV..........................................   (a)$10.556      (a)$11.713    (a)$11.910
                                                               (b)$0           (b)$11.615    (b)$11.790
        Ending Number of AUs................................   (a)8,451        (a)12,709     (a)213,128
                                                               (b)0            (b)8,799      (b)21,362

--------------------------------------------------------------------------------------------------------
SUNAMERICA SERIES TRUST - CLASS 3
  Aggressive Growth Portfolio (Inception Date - 09/03/03)
        Beginning AUV.......................................   (a)$12.465      (a)$12.720    (a)$14.595
                                                               (b)$0           (b)$12.636    (b)$14.494
        Ending AUV..........................................   (a)$12.720      (a)$14.595    (a)$15.591
                                                               (b)$0           (b)$14.494    (b)$15.452
        Ending Number of AUs................................   (a)557          (a)5,089      (a)15,528
                                                               (b)0            (b)1,886      (b)25,899

--------------------------------------------------------------------------------------------------------
  Alliance Growth Portfolio (Inception Date - 09/03/03)
        Beginning AUV.......................................   (a)$26.094      (a)$27.122    (a)$28.764
                                                               (b)$0           (b)$27.748    (b)$28.628
        Ending AUV..........................................   (a)$27.122      (a)$28.764    (a)$32.957
                                                               (b)$0           (b)$28.628    (b)$32.737
        Ending Number of AUs................................   (a)600          (a)8,684      (a)15,223
                                                               (b)0            (b)8,781      (b)24,932

--------------------------------------------------------------------------------------------------------
  Blue Chip Growth Portfolio (Inception Date - 02/18/04)
        Beginning AUV.......................................   (a)N/A          (a)$5.918     (a)$5.965
                                                               (b)N/A          (b)$5.638     (b)$5.925
        Ending AUV..........................................   (a)N/A          (a)$5.965     (a)$6.009
                                                               (b)N/A          (b)$5.925     (b)$5.958
        Ending Number of AUs................................   (a)N/A          (a)10,094     (a)25,345
                                                               (b)N/A          (b)7,007      (b)7,650

--------------------------------------------------------------------------------------------------------
  Cash Management Portfolio (Inception Date - 09/03/03)
        Beginning AUV.......................................   (a)$12.930      (a)$12.878    (a)$12.756
                                                               (b)$0           (b)$12.835    (b)$12.696
        Ending AUV..........................................   (a)$12.878      (a)$12.756    (a)$12.882
                                                               (b)$0           (b)$12.696    (b)$12.796
        Ending Number of AUs................................   (a)879          (a)17,210     (a)26,735
                                                               (b)0            (b)23,037     (b)52,678

--------------------------------------------------------------------------------------------------------
  Corporate Bond Portfolio (Inception Date - 09/03/03)
        Beginning AUV.......................................   (a)$15.405      (a)$16.174    (a)$16.975
                                                               (b)$0           (b)$16.314    (b)$16.954
        Ending AUV..........................................   (a)$16.174      (a)$16.975    (a)$16.995
                                                               (b)$0           (b)$16.954    (b)$16.940
        Ending Number of AUs................................   (a)651          (a)13,727     (a)26,033
                                                               (b)0            (b)10,712     (b)48,769

--------------------------------------------------------------------------------------------------------
  Davis Venture Value Portfolio (Inception Date - 09/03/03)
        Beginning AUV.......................................   (a)$24.862      (a)$28.069    (a)$31.304
                                                               (b)$24.748      (b)$28.000    (b)$31.166
        Ending AUV..........................................   (a)$28.069      (a)$31.304    (a)$34.019
                                                               (b)$28.000      (b)$31.166    (b)$33.802
        Ending Number of AUs................................   (a)996          (a)14,040     (a)43,763
                                                               (b)148          (b)26,509     (b)71,049

--------------------------------------------------------------------------------------------------------
  "Dogs" of Wall Street Portfolio (Inception
    Date - 01/11/05)
        Beginning AUV.......................................   (a)N/A          (a)N/A        (a)$11.046
                                                               (b)N/A          (b)N/A        (b)$10.993
        Ending AUV..........................................   (a)N/A          (a)N/A        (a)$10.807
                                                               (b)N/A          (b)N/A        (b)$10.734
        Ending Number of AUs................................   (a)N/A          (a)N/A        (a)7,525
                                                               (b)N/A          (b)N/A        (b)3,394

--------------------------------------------------------------------------------------------------------

         (a) Without election of Optional Enhanced Death Benefit
         (b) With election of Optional Enhanced Death Benefit
         AUV - Accumulation Unit Value
         AU - Accumulation Units

                                                               FISCAL PERIOD   FISCAL YEAR   FISCAL YEAR
                                                                   ENDED          ENDED         ENDED
                                                                12/31/2003      12/31/04      12/31/05
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
  Emerging Markets Portfolio (Inception Date - 02/18/04)
        Beginning AUV.......................................   (a)N/A          (a)$9.819     (a)$10.934
                                                               (b)N/A          (b)$9.459     (b)$10.866
        Ending AUV..........................................   (a)N/A          (a)$10.934    (a)$14.738
                                                               (b)N/A          (b)$10.866    (b)$14.618
        Ending Number of AUs................................   (a)N/A          (a)4,562      (a)28,248
                                                               (b)N/A          (b)2,519      (b)73,149

--------------------------------------------------------------------------------------------------------
  Federated American Leaders Portfolio (Inception
    Date - 04/05/04)
        Beginning AUV.......................................   (a)N/A          (a)$16.735    (a)$17.475
                                                               (b)N/A          (b)$16.361    (b)$17.378
        Ending AUV..........................................   (a)N/A          (a)$17.475    (a)$17.970
                                                               (b)N/A          (b)$17.378    (b)$17.836
        Ending Number of AUs................................   (a)N/A          (a)5,102      (a)8,167
                                                               (b)N/A          (b)4,119      (b)13,116

--------------------------------------------------------------------------------------------------------
  Foreign Value Portfolio (Inception Date - 09/03/03)
        Beginning AUV.......................................   (a)$10.994      (a)$12.463    (a)$14.701
                                                               (b)$0           (b)$12.789    (b)$14.632
        Ending AUV..........................................   (a)$12.463      (a)$14.701    (a)$15.918
                                                               (b)$0           (b)$14.632    (b)$15.811
        Ending Number of AUs................................   (a)2,641        (a)30,998     (a)51,774
                                                               (b)0            (b)32,943     (b)158,007

--------------------------------------------------------------------------------------------------------
  Global Bond Portfolio (Inception Date - 02/18/04)
        Beginning AUV.......................................   (a)N/A          (a)$16.822    (a)$16.968
                                                               (b)N/A          (b)$16.902    (b)$16.844
        Ending AUV..........................................   (a)N/A          (a)$16.968    (a)$17.435
                                                               (b)N/A          (b)$16.844    (b)$17.274
        Ending Number of AUs................................   (a)N/A          (a)3,230      (a)8,870
                                                               (b)N/A          (b)487        (b)2,150

--------------------------------------------------------------------------------------------------------
  Global Equities Portfolio (Inception Date - 02/09/04)
        Beginning AUV.......................................   (a)N/A          (a)$16.018    (a)$17.129
                                                               (b)N/A          (b)$14.311    (b)$17.060
        Ending AUV..........................................   (a)N/A          (a)$17.129    (a)$19.485
                                                               (b)N/A          (b)$17.060    (a)$19.368
        Ending Number of AUs................................   (a)N/A          (a)1,236      (a)7,262
                                                               (b)N/A          (b)857        (b)432

--------------------------------------------------------------------------------------------------------
  Goldman Sachs Research Portfolio (Inception
    Date - 09/03/03)
        Beginning AUV.......................................   (a)$5.828       (a)$6.224     (a)$6.910
                                                               (b)$0           (b)$0         (b)$6.878
        Ending AUV..........................................   (a)$6.224       (a)$6.910     (a)$7.034
                                                               (b)$0           (b)$0         (b)$6.987
        Ending Number of AUs................................   (a)2,094        (a)2,094      (a)2,590
                                                               (b)0            (b)0          (b)1,155

--------------------------------------------------------------------------------------------------------
  Growth-Income Portfolio (Inception Date - 03/29/04)
        Beginning AUV.......................................   (a)N/A          (a)$26.472    (a)$28.116
                                                               (b)N/A          (b)$24.126    (b)$27.959
        Ending AUV..........................................   (a)N/A          (a)$28.116    (a)$29.613
                                                               (b)N/A          (b)$27.959    (b)$29.388
        Ending Number of AUs................................   (a)N/A          (a)1,236      (a)1,833
                                                               (b)N/A          (b)1,111      (b)1,032

--------------------------------------------------------------------------------------------------------
  Growth Opportunities Portfolio (Inception Date - 09/03/03)
        Beginning AUV.......................................   (a)$4.379       (a)$4.557     (a)$4.753
                                                               (b)$0           (b)$0         (b)$4.725
        Ending AUV..........................................   (a)$4.557       (a)$4.753     (a)$5.027
                                                               (b)$0           (b)$0         (b)$4.987
        Ending Number of AUs................................   (a)1,561        (a)2,483      (a)5,842
                                                               (b)0            (b)0          (b)821

--------------------------------------------------------------------------------------------------------
  High-Yield Bond Portfolio (Inception Date - 09/03/03)
        Beginning AUV.......................................   (a)$13.700      (a)$14.978    (a)$17.285
                                                               (b)$0           (b)$15.200    (b)$17.185
        Ending AUV..........................................   (a)$14.978      (a)$17.285    (a)$18.488
                                                               (b)$0           (b)$17.185    (b)$18.344
        Ending Number of AUs................................   (a)657          (a)4,296      (a)8,250
                                                               (b)0            (b)4,117      (b)4,255

--------------------------------------------------------------------------------------------------------
  International Diversified Equities Portfolio (Inception
    Date - 09/03/03)
        Beginning AUV.......................................   (a)$8.018       (a)$9.286     (a)$10.269
                                                               (b)$0           (b)$9.616     (b)$10.575
        Ending AUV..........................................   (a)$9.286       (a)$10.629    (a)$11.883
                                                               (b)$0           (b)$10.575    (b)$11.799
        Ending Number of AUs................................   (a)3,004        (a)29,259     (a)53,023
                                                               (b)0            (b)23,945     (b)82,585

--------------------------------------------------------------------------------------------------------

         (a) Without election of Optional Enhanced Death Benefit
         (b) With election of Optional Enhanced Death Benefit
         AUV - Accumulation Unit Value
         AU - Accumulation Units

                                                               FISCAL PERIOD   FISCAL YEAR   FISCAL YEAR
                                                                   ENDED          ENDED         ENDED
                                                                12/31/2003      12/31/04      12/31/05
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
  International Growth & Income Portfolio (Inception
    Date - 09/03/03)
        Beginning AUV.......................................   (a)$9.552       (a)$11.204    (a)$13.305
                                                               (b)$0           (b)$11.493    (b)$13.271
        Ending AUV..........................................   (a)$11.204      (a)$13.305    (a)$14.940
                                                               (b)$0           (b)$13.271    (b)$14.872
        Ending Number of AUs................................   (a)111          (a)4,395      (a)9,457
                                                               (b)0            (b)10,265     (b)9,994

--------------------------------------------------------------------------------------------------------
  MFS Massachusetts Investors Trust Portfolio (Inception
    Date - 09/03/03)
        Beginning AUV.......................................   (a)$16.904      (a)$17.969    (a)$19.749
                                                               (b)$0           (b)$18.189    (b)$19.660
        Ending AUV..........................................   (a)$17.969      (a)$19.749    (a)$20.902
                                                               (b)$0           (b)$19.660    (b)$20.766
        Ending Number of AUs................................   (a)416          (a)5,858      (a)9,567
                                                               (b)0            (b)5,781      (b)17,883

--------------------------------------------------------------------------------------------------------
  MFS Mid Cap Growth Portfolio (Inception Date - 09/03/03)
        Beginning AUV.......................................   (a)$9.044       (a)$9.392     (a)$10.528
                                                               (b)$0           (b)$9.786     (b)$10.478
        Ending AUV..........................................   (a)$9.392       (a)$10.528    (a)$10.672
                                                               (b)$0           (b)$10.478    (b)$10.601
        Ending Number of AUs................................   (a)1,952        (a)8,239      (a)17,630
                                                               (b)0            (b)12,629     (b)87,956

--------------------------------------------------------------------------------------------------------
  MFS Total Return Portfolio (Inception Date - 09/03/03)
        Beginning AUV.......................................   (a)$21.494      (a)$22.797    (a)$24.931
                                                               (b)$21.361      (b)$22.721    (b)$24.799
        Ending AUV..........................................   (a)$22.797      (a)$24.931    (a)$25.240
                                                               (b)$22.721      (b)$24.799    (b)$25.056
        Ending Number of AUs................................   (a)493          (a)6,803      (a)17,150
                                                               (b)183          (b)8,512      (b)34,810

--------------------------------------------------------------------------------------------------------
  Putnam Growth: Voyager Portfolio (Inception
    Date - 08/31/04)
        Beginning AUV.......................................   (a)N/A          (a)$0         (a)$17.326
                                                               (b)N/A          (b)$15.683    (b)$17.206
        Ending AUV..........................................   (a)N/A          (a)$0         (a)$18.055
                                                               (b)N/A          (b)$17.206    (b)$17.895
        Ending Number of AUs................................   (a)N/A          (a)0          (a)0
                                                               (b)N/A          (b)3,893      (b)4,085

--------------------------------------------------------------------------------------------------------
  Real Estate Portfolio (Inception Date - 09/03/03)
        Beginning AUV.......................................   (a)$14.502      (a)$16.050    (a)$21.219
                                                               (b)$0           (b)$16.088    (b)$21.106
        Ending AUV..........................................   (a)$16.050      (a)$21.219    (a)$23.619
                                                               (b)$0           (b)$21.106    (b)$23.446
        Ending Number of AUs................................   (a)159          (a)3,003      (a)9,479
                                                               (b)0            (b)4,452      (b)19,527

--------------------------------------------------------------------------------------------------------
  Small & Mid Cap Value Portfolio (Inception
    Date - 09/03/03)
        Beginning AUV.......................................   (a)$12.073      (a)$13.588    (a)$15.770
                                                               (b)$0           (b)$13.985    (b)$15.690
        Ending AUV..........................................   (a)$13.588      (a)$15.770    (a)$16.432
                                                               (b)$0           (b)$15.690    (b)$16.316
        Ending Number of AUs................................   (a)1,262        (a)13,951     (a)31,159
                                                               (b)0            (b)9,332      (b)105,806

--------------------------------------------------------------------------------------------------------
  Small Cap Value Portfolio (Inception Date - 05/01/06)
        Beginning AUV.......................................   (a)N/A          (a)N/A        (a)N/A
                                                               (b)N/A          (b)N/A        (b)N/A
        Ending AUV..........................................   (a)N/A          (a)N/A        (a)N/A
                                                               (b)N/A          (b)N/A        (b)N/A
        Ending Number of AUs................................   (a)N/A          (a)N/A        (a)N/A
                                                               (b)N/A          (b)N/A        (b)N/A

--------------------------------------------------------------------------------------------------------
  SunAmerica Balanced Portfolio (Inception Date - 04/01/04)
        Beginning AUV.......................................   (a)N/A          (a)$0         (a)$14.844
                                                               (b)N/A          (b)$14.218    (b)$14.760
        Ending AUV..........................................   (a)N/A          (a)$0         (a)$14.860
                                                               (b)N/A          (b)$14.760    (b)$14.746
        Ending Number of AUs................................   (a)N/A          (a)0          (a)1,252
                                                               (b)N/A          (b)4,999      (b)5,034

--------------------------------------------------------------------------------------------------------
  Technology Portfolio (Inception Date - 01/27/05)
        Beginning AUV.......................................   (a)N/A          (a)N/A        (a)$2.264
                                                               (b)N/A          (b)N/A        (b)$2.251
        Ending AUV..........................................   (a)N/A          (a)N/A        (a)$2.388
                                                               (b)N/A          (b)N/A        (b)$2.370
        Ending Number of AUs................................   (a)N/A          (a)N/A        (a)30,909
                                                               (b)N/A          (b)N/A        (b)2,735

--------------------------------------------------------------------------------------------------------

         (a) Without election of Optional Enhanced Death Benefit
         (b) With election of Optional Enhanced Death Benefit
         AUV - Accumulation Unit Value
         AU - Accumulation Units

                                                               FISCAL PERIOD   FISCAL YEAR   FISCAL YEAR
                                                                   ENDED          ENDED         ENDED
                                                                12/31/2003      12/31/04      12/31/05
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST - CLASS II
  Comstock Portfolio (Inception Date - 09/03/03)
        Beginning AUV.......................................   (a)$9.595       (a)$10.504    (a)$12.149
                                                               (b)$9.472       (b)$10.504    (b)$$12.125
        Ending AUV..........................................   (a)$10.504      (a)$12.149    (a)$12.458
                                                               (b)$10.504      (b)$12.125    (b)$12.408
        Ending Number of AUs................................   (a)3,363        (a)11,251     (a)38,753
                                                               (b)396          (b)10,010     (b)19,787

--------------------------------------------------------------------------------------------------------
  Emerging Growth Portfolio (Inception Date - 09/03/03)
        Beginning AUV.......................................   (a)$8.362       (a)$8.755     (a)$9.208
                                                               (b)$0           (b)$0         (b)$9.170
        Ending AUV..........................................   (a)$8.755       (a)$9.208     (a)$9.762
                                                               (b)$0           (b)$0         (b)$9.702
        Ending Number of AUs................................   (a)2,821        (a)3,099      (a)4,060
                                                               (b)0            (b)0          (b)2,260

--------------------------------------------------------------------------------------------------------
  Growth and Income Portfolio (Inception Date - 09/03/03)
        Beginning AUV.......................................   (a)$10.067      (a)$11.056    (a)$12.428
                                                               (b)$0           (b)$11.183    (b)$12.372
        Ending AUV..........................................   (a)$11.056      (a)$12.428    (a)$13.430
                                                               (b)$0           (b)$12.372    (b)$13.340
        Ending Number of AUs................................   (a)2,916        (a)31,062     (a)26,001
                                                               (b)0            (b)30,357     (b)88,941

--------------------------------------------------------------------------------------------------------

         (a) Without election of Optional Enhanced Death Benefit
         (b) With election of Optional Enhanced Death Benefit
         AUV - Accumulation Unit Value
         AU - Accumulation Units

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           APPENDIX B - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Capitalized terms used in this Appendix have the same meaning as they have in prospectus.

The term "Continuation Net Purchase Payment" is used frequently to describe the death benefit options payable to the beneficiary of the Continuing Spouse. We define Continuation Net Purchase Payment as Net Purchase Payments made as of the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawal, Continuation Net Purchase Payments equals the contract value on the Continuation Date, including the Continuation Contribution.

THE COMPANY WILL NOT ACCEPT PURCHASE PAYMENTS FROM ANYONE AGE 86 OR OLDER. FURTHERMORE, THE DEATH BENEFIT CALCULATIONS ASSUME THAT NO PURCHASE PAYMENTS ARE RECEIVED ON OR AFTER YOUR 86TH BIRTHDAY.

STANDARD DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH

If the Standard Death Benefit is applicable upon the Continuing Spouse's death we will pay the beneficiary the greater of:

     1.  Contract Value; or

     2.  Continuation Net Purchase Payments.

ENHANCED DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH

If the Enhanced Death Benefit is applicable upon the Continuing Spouse's death, we will pay the Beneficiary this death benefit.

MAXIMUM ANNIVERSARY VALUE:

If the continuing Spouse is younger than age 90 at the time of death, the death benefit is the greatest of:

          a. Contract Value; or

          b. Continuation Net Purchase Payments; or

          c. The maximum anniversary value on any contract anniversary occurring after the Continuation Date and prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary, reduced for any withdrawals (and fees and charges applicable to those withdrawals) since that anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and increased by any Purchase Payments received after that contract anniversary.

If the Continuing Spouse is age 90 or older at the time of death, under the Maximum Anniversary Value death benefit, the death benefit will be equal to the contract value at the time we receive satisfactory proof of death.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                 APPENDIX C - OPTIONAL LIVING BENEFIT EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following examples demonstrate the operation of the Polaris Income Rewards and MarketLock features:

POLARIS INCOME REWARDS

EXAMPLE 1 OF POLARIS INCOME REWARDS:

Assume you elect Polaris Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. If you make no additional Purchase Payments and no withdrawals, your Withdrawal Benefit Base is $100,000 on the Benefit Availability Date.

Your Stepped-Up Benefit Base equals Withdrawal Benefit Base plus the Step-Up Amount ($100,000 + (20% X $100,000) = $120,000). Your Maximum Annual Withdrawal Amount as of the Benefit Availability Date is 10% of your Withdrawal Benefit Base ($100,000 X 10% = $10,000). The Minimum Withdrawal Period is equal to the Stepped-Up Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 12 years ($120,000/$10,000). Therefore, you may take $120,000 in withdrawals of up to $10,000 annually over a minimum of 12 years beginning on or after the Benefit Availability Date.

EXAMPLE 2 - IMPACT OF WITHDRAWALS PRIOR TO THE BENEFIT AVAILABILITY DATE FOR POLARIS INCOME REWARDS OPTIONS 1 AND 2:

Assume you elect Polaris Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $11,000 prior to the Benefit Availability Date. Prior to the withdrawal, your contract value is $110,000. You make no other withdrawals before the Benefit Availability Date.

Immediately following the withdrawal, your Withdrawal Benefit Base is recalculated by first determining the proportion by which your contract value was reduced by the withdrawal ($11,000/$110,000 = 10%). Next, we reduce your Withdrawal Benefit Base by the percentage by which the contract value was reduced by the withdrawal ($100,000 - (10% X 100,000) = $90,000). Since the
Step-Up Amount is zero because a withdrawal was made prior to the Benefit Availability Date, your Stepped-Up Benefit Base on the Benefit Availability Date equals your Withdrawal Benefit Base. Therefore, the Stepped-Up Benefit Base also equals $90,000. Your Maximum Annual Withdrawal Amount is 10% of the Withdrawal Benefit Base on the Benefit Availability Date ($90,000). This equals $9,000. Therefore, you may take withdrawals of up to $9,000 annually over a minimum of 10 years ($90,000/$9,000 = 10).

EXAMPLE 3 - IMPACT OF WITHDRAWALS PRIOR TO THE BENEFIT AVAILABILITY DATE FOR POLARIS INCOME REWARDS OPTION 3:

Assume you elect Polaris Income Rewards Option 3 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $11,000 prior to the Benefit Availability Date. Prior to the withdrawal, your contract value is $110,000. You make no other withdrawals before the Benefit Availability Date.

Immediately following the withdrawal, your Withdrawal Benefit Base is recalculated by first determining the proportion by which your contract value was reduced by the withdrawal ($11,000/$110,000 = 10%). Next, we reduce your Withdrawal Benefit Base by the percentage by which the contract value was reduced by the withdrawal ($100,000 - (10% X 100,000) = $90,000). Since the withdrawal occurred prior to the Benefit Availability Date, your Step-Up Amount will be reduced to 30% of your Withdrawal Benefit Base ((30% X $90,000) = $27,000). Therefore, your Stepped-Up Benefit Base on the Benefit Availability Date equals the Withdrawal Benefit Base plus the Step-Up Amount (($90,000 + $27,000) = $117,000). Your Maximum Annual Withdrawal Amount is 10% of the Withdrawal Benefit Base on the Benefit Availability Date ($90,000). This equals $9,000. Therefore, you may take withdrawals of up to $9,000 annually over a minimum of 13 years ($117,000/$9,000 = 13).

EXAMPLE 4 - IMPACT OF WITHDRAWALS LESS THAN OR EQUAL TO MAXIMUM ANNUAL WITHDRAWAL AMOUNT AFTER THE BENEFIT AVAILABILITY DATE FOR POLARIS INCOME
REWARDS:

Assume you elect Polaris Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $7,500 during the first year after the Benefit Availability Date.

Because the withdrawal is less than or equal to your Maximum Annual Withdrawal Amount ($10,000), your Stepped-Up Benefit Base ($120,000) is reduced by the total dollar amount of the withdrawal ($7,500). Your new Stepped-Up Benefit Base equals $112,500. Your Maximum Annual Withdrawal Amount remains $10,000. Your new Minimum Withdrawal Period following the withdrawal is equal to the new Stepped-Up Benefit Base divided by your current Maximum Annual Withdrawal Amount, ($112,500/$10,000). Therefore, you may take withdrawals of up to $10,000 over a minimum of 11 years and 3 months.

EXAMPLE 5 - IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL AMOUNT AFTER THE BENEFIT AVAILABILITY DATE FOR POLARIS INCOME REWARDS:

Assume you elect Polaris Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. Your Withdrawal Benefit Base is $100,000 and your Stepped-Up Benefit Base is $120,000. You make a withdrawal of $15,000 during the first year after the Benefit Availability Date. Your contract value is $125,000 at the time of the withdrawal.

Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($10,000), we recalculate your Stepped-Up Benefit Base ($120,000) by taking the lesser of two calculations. For the first calculation, we deduct the amount of the withdrawal from the Stepped-Up Benefit Base ($120,000 - $15,000 = $105,000). For the second calculation, we deduct the amount of the Maximum Annual Withdrawal Amount from the Stepped-Up Benefit Base ($120,000 - $10,000 = $110,000). Next, we calculate the excess portion of the withdrawal ($5,000) and determine the proportion by which the contract value was reduced by the excess portion of the withdrawal ($5,000/$125,000 = 4%). Finally, we reduce $110,000 by that proportion (4%) which equals $105,600. Your Stepped-Up Benefit Base is the lesser of these two calculations or $105,000. The Minimum Withdrawal Period following the withdrawal is equal to the Minimum Withdrawal Period at the end of the prior year (12 years) reduced by one year (11 years). Your Maximum Annual Withdrawal Amount is your Stepped-Up Benefit Base divided by your Minimum Withdrawal Period ($105,000/11), which equals $9,545.45.

MARKETLOCK

EXAMPLE 1 FOR MARKETLOCK:

Assume you elect MarketLock and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments and no withdrawals before the 1st contract anniversary. Assume that on your 1st contract anniversary, your contract value is $105,000.

Your initial MAV Benefit Base is equal to 100% of your Eligible Purchase Payments, or $100,000. On your first contract Anniversary, your MAV Benefit Base is equal to the greater of your current MAV Benefit Base ($100,000), or your contract value ($105,000), which is $105,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals following your first contract anniversary is 5% of the Benefit Base (5% X $105,000 = $5,250). The Minimum Withdrawal Period is equal to the MAV Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 20 years ($105,000/$5,250). Therefore, as of your 1st contract anniversary, you may take $105,000 in withdrawals of up to $5,250 annually over a minimum of 20 years. However, if the first withdrawal occurs on or after the older owner's 65th birthday and no withdrawal ever exceeds 5% of each year's MAV Benefit Base, then all such withdrawals are guaranteed for the lifetime of the older owner and the Minimum Withdrawal Period does not apply unless lifetime withdrawals are terminated.

EXAMPLE 2 FOR MARKETLOCK:

Assume you elect MarketLock and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments and no withdrawals before the 5th contract anniversary. Assume that your contract anniversary values and MAV Benefit Base values are as follows:

-----------------------------------------------------------
     ANNIVERSARY        CONTRACT VALUE    MAV BENEFIT BASE
-----------------------------------------------------------
         1st               $105,000           $105,000
-----------------------------------------------------------
         2nd               $115,000           $115,000
-----------------------------------------------------------
         3rd               $107,000           $115,000
-----------------------------------------------------------
         4th               $110,000           $115,000
-----------------------------------------------------------
         5th               $120,000           $120,000
-----------------------------------------------------------

On your 5th anniversary, your contract value is $120,000, and your MAV Benefit Base is stepped-up to $120,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals after your 5th contract anniversary is 7% of the MAV Benefit Base (7% X $120,000 = $8,400). The Minimum Withdrawal Period is equal to the MAV Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 14.28 years ($120,000/$8,400). Therefore, as of your 5th contract anniversary, you may take $120,000 in withdrawals of up to $8,400 annually over a minimum of 14.28 years.

EXAMPLE 3 - IMPACT OF WITHDRAWALS LESS THAN OR EQUAL TO MAXIMUM ANNUAL
            WITHDRAWAL AMOUNT FOR MARKETLOCK:

Assume you elect MarketLock, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 5th contract anniversary, and contract values and MAV Benefit Base values as described in EXAMPLE 2 above. During your 6th contract Year, after your 5th contract anniversary, you make a withdrawal of $4,500. Because the withdrawal is less than or equal to your Maximum Annual Withdrawal Amount ($8,400), your MAV Benefit Base ($120,000) is reduced by the total dollar amount of the withdrawal ($4,500). Your new MAV Benefit Base equals $115,500. Your Maximum Annual Withdrawal Amount remains $8,400. Your new Minimum Withdrawal Period following the withdrawal is equal to the new MAV Benefit Base divided by your current Maximum Annual Withdrawal Amount, ($115,500/$8,400). Therefore, following this first withdrawal of $4,500, you may take annual withdrawals of up to $8,400 over the next 13 years, plus $6,300 in the last Benefit Year.

EXAMPLE 4 - IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL AMOUNT
            FOR MARKETLOCK:

Assume you elect MarketLock, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 5th contract anniversary, and contract values and MAV Benefit Base values as described in EXAMPLE 2 above. Also assume that during your 6th contract Year, after your 5th contract anniversary, your contract value is $118,000 and you make a withdrawal of $11,688. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($8,400), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount
($11,688 - $8,400), or $3,288. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $8,400 from the contract value and the MAV Benefit Base. Your contract value after this portion of the withdrawal is $109,600 ($118,000 - $8,400). Your MAV Benefit Base after this portion of your withdrawal is $111,600 ($120,000 - $8,400). Next, we recalculate your MAV Benefit Base by taking the lesser of two calculations. For the first calculation, we deduct the amount of the Excess Withdrawal from the MAV Benefit Base ($111,600 - $3,288 = $108,312). For the second calculation, we reduce the MAV Benefit Base by the proportion by which the contract value was reduced by the Excess Withdrawal ($106,312/$109,600 = 97%), or $111,600 * 97% which equals
$108,252. Your MAV Benefit Base is the lesser of these two calculations, or $108,252. The Minimum Withdrawal Period following the excess withdrawal is equal to the Minimum Withdrawal Period at the end of the prior year (14.28 years) reduced by one year (13.28 years). Your new Maximum Annual Withdrawal Amount following the excess withdrawal is your MAV Benefit Base divided by your Minimum Withdrawal Period ($108,252/13.28), which equals $8,151.51.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  APPENDIX D - MARKET VALUE ADJUSTMENT ("MVA")
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Depending on the issue date of your contract, your contract may offer multi-year Fixed Accounts. If you take money out of any available multi-year Fixed Accounts before the guarantee period ends, we may make an adjustment to your contract. We refer to this as a Market Value Adjustment ("MVA"). The MVA does not apply to any available one-year Fixed Accounts. The MVA reflects any difference in the interest rate environment between the time you placed your money in the multi-year Fixed Accounts and the time when you withdraw or transfer that money. Generally, this adjustment can increase or decrease your contract value or the amount of your withdrawal. If interest rates drop between the time you put your money into a multi-year Fixed Account and the time you take it out, we could credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, we could post a negative adjustment to your contract. You have 30 days after the end of each guarantee period to reallocate your funds without application of any MVA.

Regardless of the outcome of the MVA calculation, application of the MVA to any partial or full withdrawal or transfer from the multi-year Fixed Accounts after May 2, 2005, will not result in a negative adjustment to your contract value or the withdrawal amount. Thus, the MVA will not result in a loss of principal or previously credited interest for transactions after May 2, 2005. You will continue to receive any positive adjustment resulting from application of the MVA.

The information below applies only if you take money out of multi-year Fixed Accounts before the end of the Guarantee Period.

We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the Fixed Accounts. For the current rate we use a rate being offered by us for a guarantee period that is equal to the time remaining in the Fixed Accounts from which you seek withdrawal (rounded up to a full number of years). If we are not currently offering a guarantee period for that period of time, we determine an applicable rate by using a formula to arrive at a number based on the interest rates currently offered for the two closest periods available.

Where the MVA is positive, we add the adjustment to your withdrawal amount. If a withdrawal charge applies, it is deducted before the MVA calculation. The MVA is assessed on the amount withdrawn less any withdrawal charges.

The MVA is computed by multiplying the amount withdrawn, transferred or taken under an income option by the following factor:

                             [(1+I/(1+J+L)]N/12 - 1

     where:

       I is the interest rate you are earning on the money invested in the Fixed Account;

       J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the Fixed Account;

       N is the number of full months remaining in the term you initially agreed to leave your money in the Fixed Account; and

       L is 0.0025

We do not assess an MVA against withdrawals under the following circumstances:

     - If a withdrawal or transfer made after May 2, 2005 results in a negative MVA calculation;

     - If a withdrawal or transfer is made within 30 days after the end of a guarantee period;

     -   If a withdrawal or transfer is made to pay contract fees and charges;

     -   To pay a death benefit; and

     -   Upon beginning an income option, if occurring on the Latest Annuity
         Date.

EXAMPLES OF THE MVA

    The purpose of the examples below is to show how the MVA adjustments are calculated and may not reflect the

    Guarantee Periods available or withdrawal charges applicable under your contract.

The examples below assume the following:

     (1) You made an initial Purchase Payment of $10,000 and allocated it to a Fixed Account at a rate of 5%;

     (2) You make a partial withdrawal of $4,000 at a time when 18 months remain in the term you initially agreed to leave your money in the Fixed Account (N = 18);

     (3) You have not made any other transfers, additional Purchase Payments, or withdrawals; and

     (4) Your contract was not issued in a state where L = 0.0025.

POSITIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year Fixed Account is 3.5% and the 3-year Fixed Account is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (18 months rounded up to the next full year) in the contract is calculated to be 4%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn fall within the free withdrawal amount.

The MVA factor is = [(1+I)/(1+J+0.0025)]N/12 - 1

                  = [(1.05)/(1.04+0.0025)]18/12 - 1

                  = (1.007194)(1.5) - 1

                  = 1.010811 - 1

                  = +0.010811

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:

                         $4,000 X (+0.010811) = +$43.24

$43.24 represents the positive MVA that would be added to the withdrawal.

POSITIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year Fixed Account is 3.5% and the 3-year Fixed Account is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (18 months rounded up to the next full year) in the contract is calculated to be 4%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

The MVA factor is = [(1+I)/(1+J+0.0025)]N/12 - 1

                  = [(1.05)/(1.04+0.0025)]18/12 - 1

                  = (1.007194)1.5 - 1

                  = 1.010811 - 1

                  = +0.010811

The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% X $4,000 = $3,760) is multiplied by the MVA factor to determine the MVA:

                         $3,760 X (+0.010811) = +$40.65

$40.65 represents the positive MVA that would be added to the withdrawal.

--------------------------------------------------------------------------------

   Please forward a copy (without charge) of the Polaris Choice Variable Annuity Statement of Additional Information to:

             (Please print or type and fill in all information.)

        ----------------------------------------------------------------
        Name

        ----------------------------------------------------------------
        Address

        ----------------------------------------------------------------
        City/State/Zip

Date:                                 Signed:
-----------------------------------   -----------------------------------

   Return to:  First SunAmerica Life Insurance Company, Annuity Service
   Center, P.O. Box 54299, Los Angeles, California 90054-0299
--------------------------------------------------------------------------------

                             (POLARIS CHOICE LOGO)

                                   PROSPECTUS
                               SEPTEMBER 29, 2006

Please read this prospectus            FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS
carefully before investing and             issued by
keep it for future reference.          FIRST SUNAMERICA LIFE INSURANCE COMPANY
It contains important                      in connection with
information about the variable         FS VARIABLE SEPARATE ACCOUNT
annuity.                               The annuity has several investment options -- Variable Portfolios (which are subaccounts of the separate account) and available fixed account options. Each
To learn more about the                Variable Portfolio invests exclusively in the shares of one of the Underlying Funds
annuity offered in this                listed below. The Underlying Funds are part of the Anchor Series Trust ("AST"),
prospectus, you can obtain a           SunAmerica Series Trust ("SAST"), Lord Abbett Series Fund, Inc. ("LASF"), Columbia
copy of the Statement of               Funds Variable Insurance Trust I ("CFT I") and Van Kampen Life Investment Trust
Additional Information ("SAI")         ("VKT").
dated September 29, 2006. The
SAI has been filed with the            STOCKS:
United States Securities and               MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
Exchange Commission ("SEC")                  - Aggressive Growth Portfolio                                              SAST
and is incorporated by                       - Blue Chip Growth Portfolio                                               SAST
reference into this                          - "Dogs" of Wall Street Portfolio*                                         SAST
prospectus. The Table of                   MANAGED BY ALLIANCEBERNSTEIN L.P.
Contents of the SAI appears at               - Alliance Growth Portfolio                                                SAST
the end of this prospectus.                  - Growth-Income Portfolio                                                  SAST
For a free copy of the SAI,                  - Small & Mid Cap Value Portfolio                                          SAST
call us at (800) 99NY-SUN or               MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY**
write to us at our Annuity                   - American Funds Global Growth SAST Portfolio                              SAST
Service Center, P.O. Box                     - American Funds Growth SAST Portfolio                                     SAST
54299, Los Angeles, California               - American Funds Growth-Income SAST Portfolio                              SAST
90054-0299.                                MANAGED BY DAVIS SELECTED ADVISERS, L.P. D/B/A DAVIS ADVISERS
                                             - Davis Venture Value Portfolio                                            SAST
In addition, the SEC maintains               - Real Estate Portfolio                                                    SAST
a website (http://www.sec.gov)             MANAGED BY FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA
that contains the SAI,                       - Federated American Leaders Portfolio*                                    SAST
materials incorporated by                    - Telecom Utility Portfolio                                                SAST
reference and other                        MANAGED BY FRANKLIN ADVISORY SERVICES, LLC
information filed                            - Small Company Value Portfolio                                            SAST
electronically with the SEC by             MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT, L.P.
the Company.                                 - Goldman Sachs Research Portfolio                                         SAST
                                           MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT INC.
ANNUITIES INVOLVE RISKS,                     - Global Equities Portfolio                                                SAST
INCLUDING POSSIBLE LOSS OF                 MANAGED BY LORD, ABBETT & CO. LLC
PRINCIPAL, AND ARE NOT A                     - Lord Abbett Growth and Income Portfolio                                  LASF
DEPOSIT OR OBLIGATION OF, OR               MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC
GUARANTEED OR ENDORSED BY, ANY               - Columbia Marsico Focused Equities Variable Series Portfolio               CFT
BANK. THEY ARE NOT FEDERALLY           I
INSURED BY THE FEDERAL DEPOSIT               - Marsico Growth Portfolio                                                 SAST
INSURANCE CORPORATION, THE                 MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
FEDERAL RESERVE BOARD OR ANY                 - MFS Massachusetts Investors Trust Portfolio*                             SAST
OTHER AGENCY.                                - MFS Mid-Cap Growth Portfolio                                             SAST
                                           MANAGED BY MORGAN STANLEY INVESTMENT MANAGEMENT INC.***
                                             - Growth Opportunities Portfolio                                           SAST
                                             - International Diversified Equities Portfolio                             SAST
                                             - Technology Portfolio                                                     SAST
                                           MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC
                                             - Emerging Markets Portfolio                                               SAST
                                             - International Growth & Income Portfolio                                  SAST
                                             - Putnam Growth: Voyager Portfolio                                         SAST
                                           MANAGED BY TEMPLETON INVESTMENT COUNSEL, LLC
                                             - Foreign Value Portfolio                                                  SAST
                                           MANAGED BY VAN KAMPEN ASSET MANAGEMENT
                                             - Van Kampen LIT Comstock Portfolio Class II Shares*                        VKT
                                             - Van Kampen LIT Strategic Growth Portfolio Class II Shares                 VKT
                                             - Van Kampen LIT Growth and Income Portfolio Class II Shares                VKT
                                           MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
                                             - Capital Appreciation Portfolio                                            AST
                                             - Growth Portfolio                                                          AST
                                             - Natural Resources Portfolio                                               AST
                                       BALANCED:
                                           MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY
                                             - American Funds Asset Allocation SAST Portfolio                           SAST
                                           MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT INC.
                                             - SunAmerica Balanced Portfolio                                            SAST
                                           MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                             - MFS Total Return Portfolio                                               SAST
                                           MANAGED BY WM ADVISORS, INC.
                                             - Asset Allocation Portfolio                                                AST
                                       BONDS:
                                           MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
                                             - High-Yield Bond Portfolio                                                SAST
                                           MANAGED BY FEDERATED INVESTMENT MANAGEMENT
                                             - Corporate Bond Portfolio                                                 SAST
                                           MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
                                             - Global Bond Portfolio                                                    SAST
                                           MANAGED BY MACKAY SHIELDS LLC
                                             - Columbia High Yield Variable Series Portfolio                             CFT
                                       I
                                           MANAGED BY MORGAN STANLEY INVESTMENT MANAGEMENT INC.***
                                             - Worldwide High Income Portfolio                                          SAST
                                           MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
                                             - Government and Quality Bond Portfolio                                     AST
                                       CASH:
                                           MANAGED BY COLUMBIA MANAGEMENT ADVISERS, LLC
                                             - Cash Management Portfolio                                                SAST
                                         * "Dogs" of Wall Street Portfolio is an equity fund seeking total return; Federated
                                       American Leaders Portfolio is an equity fund seeking growth of capital and income;
                                           MFS Massachusetts Investors Trust Portfolio is an equity fund seeking reasonable current income, long-term capital growth and conservation of capital; and Van
                                           Kampen LIT Comstock Portfolio is an equity fund, seeking capital growth and income.
                                        ** Capital Research and Management Company manages the corresponding Master Fund
                                       (defined below) in which the Underlying Fund invests.
                                       *** Morgan Stanley Investment Management Inc. does business in certain instances using the name Van Kampen.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
 OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
                                    TABLE OF CONTENTS
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
 GLOSSARY........................................................................      2
 HIGHLIGHTS......................................................................      3
 FEE TABLES......................................................................      4
    Maximum Owner Transaction Expenses...........................................      4
    Contract Maintenance Fee.....................................................      4
    Separate Account Annual Expenses.............................................      4
    Additional Optional Features Fee.............................................      4
    Optional MarketLock Fee......................................................      4
    Optional MarketLock For Two..................................................      4
    Optional Polaris Income Rewards Fee..........................................      4
    Optional Capital Protector Fee...............................................      4
    Underlying Fund Expenses.....................................................      4
 EXAMPLES........................................................................      5
 THE POLARIS CHOICE(III) VARIABLE ANNUITY........................................      6
 PURCHASING A POLARIS CHOICE(III) VARIABLE ANNUITY...............................      6
    Allocation of Purchase Payments..............................................      7
    Accumulation Units...........................................................      7
    Right to Examine.............................................................      8
    Exchange Offers..............................................................      8
 INVESTMENT OPTIONS..............................................................      8
    Variable Portfolios..........................................................      8
        Anchor Series Trust......................................................      8
        SunAmerica Series Trust..................................................      8
        Lord Abbett Series Fund, Inc. ...........................................      8
        Columbia Funds Variable Insurance Trust I................................      8
        Van Kampen Life Investment Trust.........................................      8
    Important Information About Master-Feeder Structure..........................     10
    Fixed Accounts...............................................................     10
    Dollar Cost Averaging Fixed Accounts.........................................     10
    Dollar Cost Averaging Program................................................     11
    Polaris Portfolio Allocator Program..........................................     11
    Transfers During the Accumulation Phase......................................     12
    Automatic Asset Rebalancing Program..........................................     14
    Return Plus Program..........................................................     14
    Voting Rights................................................................     14
    Substitution, Addition or Deletion of Variable Portfolios....................     14
 ACCESS TO YOUR MONEY............................................................     14
    Systematic Withdrawal Program................................................     16
    Nursing Home Waiver..........................................................     16
    Minimum Contract Value.......................................................     16
 OPTIONAL LIVING BENEFITS........................................................     16
    MarketLock and MarketLock For Two............................................     16
    MarketLock...................................................................     17
    MarketLock For Two...........................................................     21
    Polaris Income Rewards.......................................................     25
    Capital Protector............................................................     28
 DEATH BENEFITS..................................................................     29
    Standard Death Benefit.......................................................     30
    Optional Maximum Anniversary Value Death Benefit.............................     31
    Spousal Continuation.........................................................     31
 EXPENSES........................................................................     31
    Separate Account Expenses....................................................     31
    Withdrawal Charges...........................................................     32
    Underlying Fund Fees.........................................................     32
    Contract Maintenance Fee.....................................................     32
    Transfer Fee.................................................................     32
    Optional MarketLock Fee......................................................     32
    Optional MarketLock For Two Fee..............................................     33
    Optional Polaris Income Rewards Fee..........................................     33
    Optional Capital Protector Fee...............................................     33
    Optional Maximum Anniversary Value Death Benefit Fee.........................     33
    Income Taxes.................................................................     33
    Reduction or Elimination of Fees, Expenses and Additional Amounts Credited...     33
 INCOME OPTIONS..................................................................     34
    Annuity Date.................................................................     34
    Annuity Income Options.......................................................     34
    Fixed or Variable Income Payments............................................     35
    Annuity Income Payments......................................................     35
    Transfers During the Income Phase............................................     35
    Deferment of Payments........................................................     35
 TAXES...........................................................................     35
    Annuity Contracts in General.................................................     35
    Tax Treatment of Distributions - Non-Qualified Contracts.....................     36
    Tax Treatment of Distributions - Qualified Contracts.........................     36
    Minimum Distributions........................................................     37
    Tax Treatment of Death Benefits..............................................     37
    Contracts Owned by a Trust or Corporation....................................     38
    Gifts, Pledges and/or Assignments of a Contract..............................     38
    Diversification and Investor Control.........................................     38
 OTHER INFORMATION...............................................................     38
    First SunAmerica Life........................................................     38
    The Separate Account.........................................................     38
    The General Account..........................................................     38
    Payments in Connection with Distribution of the Contract.....................     39
    Administration...............................................................     40
    Legal Proceedings............................................................     40
    Financial Statements.........................................................     40
    Registration Statements......................................................     41
 TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION........................     41
 APPENDIX A - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION......................    A-1
 APPENDIX B - OPTIONAL LIVING BENEFIT EXAMPLES...................................    B-1

        ----------------------------------------------------------------
        ----------------------------------------------------------------
                                    GLOSSARY
        ----------------------------------------------------------------
        ----------------------------------------------------------------
We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.


ACCUMULATION PHASE - The period during which you invest money in your contract.


ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.


ANNUITANT - The person on whose life we base annuity income payments after you begin the Income Phase.


ANNUITY DATE - The date on which you select annuity income payments to begin.


ANNUITY UNITS - A measurement we use to calculate the amount of annuity income payments you receive from the variable portion of your contract during the Income Phase.


BENEFICIARY - The person designated to receive any benefits under the contract if you or the Annuitant dies.


COMPANY - Refers to First SunAmerica Life Insurance Company, the insurer that issues this contract. The term "we," "us," "our," and "First SunAmerica Life" are also used to identify the Company.


CONTINUING SPOUSE - Spouse of original contract owner at the time of death who elects to continue the contract after the death of the original contract owner.


FEEDER FUNDS - The American Funds Global Growth SAST Portfolio, American Funds Growth SAST Portfolio, American Funds Growth-Income SAST Portfolio, and American Funds Asset Allocation SAST Portfolio. Each Feeder Fund invests exclusively in shares of a corresponding Master Fund.


FIXED ACCOUNT - An account, if available, that we may offer in which you may invest money and earn a fixed rate of return.


INCOME PHASE - The period, upon annuitization, during which we make annuity income payments to you.


LATEST ANNUITY DATE - Your 90th birthday or tenth contract anniversary, whichever is later.


MARKET CLOSE - The close of the New York Stock Exchange, usually at 1:00 p.m. Pacific Time.


MASTER FUNDS - Funds of the American Funds Insurance Series in which the Feeder Funds invest.


NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").


NYSE - New York Stock Exchange


OWNER - The person or entity (if a non-natural owner) with an interest or title to this contract. The term "you" or "your" are also used to identify the Owner.


PURCHASE PAYMENTS - The money you give us to buy and invest in the contract.


QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.


SEPARATE ACCOUNT - A segregated asset account maintained separately from the Company's regular portfolio of investments and general accounts. The Separate Account is established by the Company to purchase and hold the Variable Portfolios.


TRUSTS - Collectively refers to the Anchor Series Trust, the SunAmerica Series Trust, the Lord Abbett Series Fund, Inc., Columbia Funds Variable Insurance Trust I and Van Kampen Life Investment Trust.


UNDERLYING FUNDS - The underlying investment portfolios of the Trusts in which the Variable Portfolios invest.


VARIABLE PORTFOLIO(S) - The variable investment options available under the contract. Each Variable Portfolio has its own investment objective and is invested in the Underlying Funds of the Trusts.

        ----------------------------------------------------------------
        ----------------------------------------------------------------
                                   HIGHLIGHTS
        ----------------------------------------------------------------
        ----------------------------------------------------------------

The Polaris Choice III Variable Annuity is a contract between you and First SunAmerica Life Insurance Company ("First SunAmerica"). It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving annuity income payments from your annuity to provide for your retirement.

RIGHT TO EXAMINE: You may cancel your contract within 10 days after receiving it (more time is allowed for replacement contracts). You will receive the greater of (1) Purchase Payments or (2) the value of your contract on the day that we receive your request. The amount refunded may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. PLEASE SEE RIGHT TO EXAMINE IN THE PROSPECTUS.

EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $35 contract maintenance fee from your contract, which may be waived for contracts of $50,000 or more. We also deduct separate account charges which equal 1.52% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios, including Rule 12b-1 fees of up to 0.25%. If you elect optional features available under the contract we may charge additional fees for those features. A separate withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for four complete years, withdrawal charges no longer apply to that Purchase Payment. PLEASE SEE THE FEE TABLE, PURCHASING A POLARIS CHOICE(III) VARIABLE ANNUITY AND EXPENSES IN THE PROSPECTUS.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. PLEASE SEE ACCESS TO YOUR MONEY AND TAXES IN THE PROSPECTUS.

OPTIONAL LIVING BENEFITS: You may elect one of the optional living benefits available under your contract. For an additional fee, these features are designed to protect a portion of your investment in the event your contract value declines due to unfavorable investment performance during the Accumulation Phase and before a death benefit is payable. SEE OPTIONAL LIVING BENEFITS IN THE PROSPECTUS.

DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. PLEASE SEE DEATH BENEFITS IN THE PROSPECTUS.

INCOME OPTIONS: When you are ready to begin taking annuity income, you can choose to receive annuity income payments on a variable basis, fixed basis or a combination of both. You may also choose from five different annuity income options, including an option for annuity income that you cannot outlive. PLEASE SEE INCOME OPTIONS IN THE PROSPECTUS.

INQUIRIES: If you have questions about your contract call your financial representative or contact us at First SunAmerica Life Insurance Company Annuity Service Center P.O. Box 54299 Los Angeles, California 90054-0299. Telephone
Number: (800) 99NY-SUN. PLEASE SEE ALLOCATION OF PURCHASE PAYMENTS IN THE PROSPECTUS FOR THE ADDRESS TO WHICH YOU MUST SEND SUBSEQUENT PURCHASE PAYMENTS.

THE COMPANY OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY CONTRACTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. OUR CONTRACTS MAY PROVIDE DIFFERENT FEATURES, BENEFITS, PROGRAMS AND INVESTMENT OPTIONS OFFERED AT DIFFERENT FEES AND EXPENSES. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR RETIREMENT SAVINGS GOALS.

IF YOU WOULD LIKE MORE INFORMATION REGARDING HOW MONEY IS SHARED AMONGST OUR BUSINESS PARTNERS, INCLUDING BROKER-DEALERS AND FROM CERTAIN INVESTMENT ADVISERS OF THE UNDERLYING FUNDS, SEE THE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT SECTION UNDER OTHER INFORMATION.

  PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                   INVESTING.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   FEE TABLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS OR SURRENDER THE CONTRACT.

MAXIMUM OWNER TRANSACTION EXPENSES

Maximum Withdrawal Charge (as a percentage of each Purchase Payment)(1)...................  7%

TRANSFER FEE..................  $25 per transfer after the first 15 transfers in any contract year.

The following describes the fees and expenses that you may pay periodically during the time that you own the contract, not including Underlying Fund expenses which are outlined in the next section.

CONTRACT MAINTENANCE FEE(2)...............................................................  $35 per year

SEPARATE ACCOUNT ANNUAL EXPENSES

(deducted from the average daily ending net asset value allocated to the Variable Portfolios)

Separate Account Expenses(3)....................................................  1.52%
Optional Maximum Anniversary Value Death Benefit Fee............................  0.25%
                                                                                  =====
    TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES......................................  1.77%

ADDITIONAL OPTIONAL FEATURES FEE
You may elect only one of the following optional features: MarketLock, MarketLock For Two, Polaris Income Rewards or Capital Protector described below.

OPTIONAL MARKETLOCK FEE(4)
(calculated as a percentage of the greater of (a) Purchase Payments made in the first two years, or (b) the highest anniversary value (less Purchase Payments made after the first two years) during the period in which anniversary values are being considered, both adjusted for withdrawals during the applicable period)

                                                                                  ANNUALIZED FEE
                                                                                  --------------
 All Contract Years.............................................................       0.65%

OPTIONAL MARKETLOCK FOR TWO FEE(4,5)
(calculated as the percentage of the greater of (a) Purchase Payments made in the first two years, or (b) the highest contract anniversary value (less Purchase Payments made after the first two years) during the period in which anniversary values are being considered, each adjusted only for excess withdrawals during the applicable period)

ALL YEARS IN WHICH THE FEATURE IS IN EFFECT                   ANNUALIZED FEE
-------------------------------------------                   --------------
Prior to Any Withdrawal.....................................      0.40%
After the First Withdrawal..................................      0.80%

OPTIONAL POLARIS INCOME REWARDS FEE(4)
(calculated as a percentage of your Purchase Payments received in the first 90 days adjusted for withdrawals)

                                 CONTRACT YEAR                                    ANNUALIZED FEE
                                 -------------                                    --------------
 0-7............................................................................       0.65%
 8-10...........................................................................       0.45%
 11+............................................................................        none

OPTIONAL CAPITAL PROTECTOR FEE(6)
(calculated as a percentage of your contract value minus Purchase Payments received after the 90th day since you purchased your contract)

                                 CONTRACT YEAR                                    ANNUALIZED FEE
                                 -------------                                    --------------
 0-5............................................................................       0.65%
 6-10...........................................................................       0.45%
 11+............................................................................        none

UNDERLYING FUND EXPENSES(7)

THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS OF THE TRUSTS, BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE UNDERLYING FUNDS' EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.

                          TOTAL ANNUAL UNDERLYING FUND EXPENSES                             MINIMUM   MAXIMUM
                          -------------------------------------                             -------   -------
(expenses that are deducted from Underlying Funds of the Trusts, including management
  fees, other expenses and service (12b-1) fees, if applicable)...........................   0.79%     2.03%

FOOTNOTES TO THE FEE TABLES

(1) Withdrawal Charge Schedule (as a percentage of each Purchase Payment withdrawn) declines over 4 years as follows:

YEARS SINCE RECEIPT:........................................   1    2    3    4    5
                                                              7%   6%   6%   5%   0%

(2) The contract maintenance fee may be waived if contract value is $50,000 or more.

(3) If you do not elect the optional Enhanced Death Benefit, your total separate account annual expenses would be 1.52%.

(4) Polaris Income Rewards, MarketLock and MarketLock for Two are optional guaranteed minimum withdrawal benefits. The applicable annualized fee is deducted from the portion of your contract value allocated to the Variable Portfolios at the end of the first quarter following the election and quarterly thereafter. The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in Variable Portfolios which equal the amount of the fee.

(5) Excess withdrawals refer to amounts exceeding the maximum annual withdrawal amount available at the time of withdrawal under this feature.

(6) Capital Protector is an optional guaranteed minimum accumulation benefit. The annualized fee is deducted from the portion of your contract value allocated to the Variable Portfolios at the end of the first quarter following election and quarterly thereafter. The fee is deducted proportionately from your contract value by redeeming Accumulation Units in your Variable Portfolios which equal the amount of the fee.

(7) As of January 31, 2006.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses.

The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum or minimum fees and expenses of the Underlying Fund as indicated in the examples. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES

(assuming maximum separate account annual expenses of 1.77% (including the Maximum Anniversary Value Death Benefit), the optional MarketLock For Two feature (0.80%), and investment in an Underlying Fund with total expenses of 2.03%)

(1) If you surrender your contract at the end of the applicable time period:

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
    $1,166            $2,003            $2,347            $4,735
---------------------------------------------------------------------
---------------------------------------------------------------------

(2) If you annuitize your Contract at the end of the applicable period:

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
     $466             $1,403            $2,347            $4,735
---------------------------------------------------------------------
---------------------------------------------------------------------

(3) If you do not surrender your Contract:

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
     $466             $1,403            $2,347            $4,735
---------------------------------------------------------------------
---------------------------------------------------------------------

MINIMUM EXPENSE EXAMPLES

(assuming minimum separate account annual expenses of 1.52%, no election of optional features and investment in an Underlying Fund with total expenses of 0.79%)

(1) If you surrender your contract at the end of the applicable time period:

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
     $940             $1,338            $1,262            $2,700
---------------------------------------------------------------------
---------------------------------------------------------------------

(2) If you annuitize your Contract at the end of the applicable period:

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
     $240              $738             $1,262            $2,700
---------------------------------------------------------------------
---------------------------------------------------------------------

(3) If you do not surrender your Contract:

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
     $240              $738             $1,262            $2,700
---------------------------------------------------------------------
---------------------------------------------------------------------

EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the Fee Table and Expense Examples is to show you the various fees and expenses you would incur directly and indirectly by investing in this variable annuity contract. The Fee Table and Expense Examples represent both fees of the separate account as well as the maximum and minimum total annual Underlying Fund operating expenses. We converted the contract maintenance fee to a percentage (0.05%). The actual impact of the contract maintenance fee may differ from this percentage and may be waived for contract values over $50,000. Additional information on the Underlying Fund fees can be found in the Trust prospectuses.

2. In addition to the stated assumptions, the Expense Examples also assume that no transfer fees were imposed.
3. If you elected other optional features, your expenses would be lower than those shown in the Maximum Expense Examples. The optional living benefit fees are not calculated as a percentage of your daily net asset value but on other calculations more fully described in the prospectus. The Maximum Expense Examples assume that the Benefit Base, which is used to calculate the fee, equals contract value and that no withdrawals are taken during the stated period.

   THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE
                                   EXPENSES.
           ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

           AS OF THE DATE OF THIS PROSPECTUS SALES HAD NOT YET BEGUN. THEREFORE, NO CONDENSED FINANCIAL INFORMATION APPEARS IN THIS PROSPECTUS.

        ----------------------------------------------------------------
        ----------------------------------------------------------------
                            THE POLARIS CHOICE(III)
                                VARIABLE ANNUITY
        ----------------------------------------------------------------
        ----------------------------------------------------------------

When you purchase a variable annuity, a contract exists between you and an insurance company. You are the owner of the contract. The contract provides several main benefits:

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Optional Living Benefits: If you elect an optional living benefit, the insurance company guarantees a portion of your investment in the event your contract value declines due to unfavorable investment performance and may provide a guaranteed income stream or other benefits.

     - Guaranteed Income: Once you begin the Income Phase, you receive a stream of annuity income payments for your lifetime, or another available period you select.

     - Tax Deferral: This means that you do not pay taxes on your earnings from the contract until you withdraw them.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits, which may be valuable to you. You should fully discuss this decision with your financial representative.

This variable annuity was developed to help you contribute to your retirement savings. This variable annuity works in two stages: the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make Purchase Payments into the contract. The Income Phase begins after the specified waiting period when you start taking annuity income payments.

The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

Fixed Accounts, if available, earn interest at a rate set and guaranteed by the Company. If you allocate money to a Fixed Account, the amount of money that accumulates in the contract depends on the total interest credited to the particular Fixed Account in which you invest.

For more information on investment options available under this contract, SEE INVESTMENT OPTIONS BELOW.

This annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment time horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age
59 1/2. Additionally, you will be charged a withdrawal charge on each Purchase Payment withdrawn prior to the end of the applicable withdrawal charge period, SEE FEE TABLES ABOVE. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.

        ----------------------------------------------------------------
        ----------------------------------------------------------------
                        PURCHASING A POLARIS CHOICE(III)
                                VARIABLE ANNUITY
        ----------------------------------------------------------------
        ----------------------------------------------------------------

An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

The following chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-qualified for tax purposes. FOR FURTHER EXPLANATION, SEE TAXES BELOW.

--------------------------------------------------------------------------------------------
                                                                         MINIMUM
                                      MINIMUM INITIAL                   SUBSEQUENT
                                      PURCHASE PAYMENT               PURCHASE PAYMENT
--------------------------------------------------------------------------------------------
          Qualified                        $4,000                          $250
--------------------------------------------------------------------------------------------
        Non-Qualified                     $10,000                          $500
--------------------------------------------------------------------------------------------

Once you have contributed at least the minimum initial Purchase Payment, you can establish an automatic payment plan that allows you to make subsequent Purchase Payments of as little as $100.

We reserve the right to refuse any Purchase Payment. Furthermore, we reserve the right to require Company approval prior to accepting Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept Purchase Payments greater than $250,000. We reserve the right to change the amount at which pre-approval is required for prospectively issued contracts. Purchase Payments that would cause total Purchase Payments in all contracts issued by the Company or its affiliate, AIG SunAmerica Life Assurance Company, to the same owner and/or Annuitant to exceed these limits may also be subject to Company pre-approval. For any contracts that meet or exceed these dollar amount limitations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. In addition, for any contracts that meet or exceed these dollar amount limitations, we further reserve the right to impose certain limitations on available living benefits under the contract. The terms creating any limit on the maximum death or living benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

We may not issue a contract to anyone age 86 or older on the contract issue date. We may not accept subsequent Purchase Payments from contract owners age 86 or older. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefits.

We allow this contract to be jointly owned. We may require that the joint owners be spouses. However, the age of the older owner is used to determine the availability of most age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company.

You may assign this contract before beginning the Income Phase by sending us a written request for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. We reserve the right to not recognize assignments if it changes the risk profile of the owner of the contract, as determined in our sole discretion. Please see the Statement of Additional Information for details on the tax consequences of an assignment. You should consult a qualified tax advisor before assigning the contract.

ALLOCATION OF PURCHASE PAYMENTS

In order to issue your contract, we must receive your initial Purchase Payment and all required paperwork in "good order," including Purchase Payment allocation instructions at our Annuity Service Center. We will accept initial and subsequent Purchase Payments by electronic transmission from certain broker-dealer firms. In connection with arrangements we have to transact business electronically, we may have agreements in place whereby your broker-dealer may be deemed our agent for receipt of your Purchase Payments. Thus, if we have an agreement with a broker-dealer deeming them our agent, Purchase Payments received by the broker-dealer will be priced as of the time they are received by the broker-dealer. However, if we do not have an agreement with a broker-dealer deeming them our agent, Purchase Payments received by the broker-dealer will not be priced until they are received by us.

An initial Purchase Payment will be priced within two business days after it is received by us in good order if the Purchase Payment is received before Market Close. If the initial Purchase Payment is received in good order after Market Close, the initial Purchase Payment will be priced within two business days after the next business day. We allocate your initial Purchase Payments as of the date such Purchase Payments are priced. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days, we will send your money back to you, or obtain your permission to keep your money until we get the information necessary to issue the contract.

Any subsequent Purchase Payment will be priced as of the day it is received by us in good order if the request is received before Market Close. If the subsequent Purchase Payment is received after Market Close, it will be priced as of the next business day. We invest your subsequent Purchase Payments in the Variable Portfolios and Fixed Accounts according to any allocation instructions that accompany the subsequent Purchase Payment. If we receive a Purchase Payment without allocation instructions, we will invest the money according to your allocation instructions on file.

Purchase Payments submitted by check can only be accepted by the Company at the following address:

First SunAmerica Life Insurance Company
P.O. Box 100357
Pasadena, CA 91189-0357

Purchase Payments sent to the Annuity Service Center will be forwarded to the address above.

Overnight deliveries of Purchase Payments can only be accepted at the following address:

JP Morgan Chase National Processing Center
Lock Box 100357
Building #6, Suite 120
2710 Media Center Drive
Los Angeles, CA 90065

Delivery of Purchase Payments to any other address will result in a delay in crediting your contract until the Purchase Payment is received at the appropriate address.

ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we receive your money if we receive it before that day's Market Close, or on the next business day's unit value if we receive your money after that day's Market Close. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the NYSE is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable daily asset based charges;
        and

     3. We divide this amount by the number of outstanding Accumulation Units.

We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for Variable Portfolio A.

Performance of the Variable Portfolios and the insurance charges under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

RIGHT TO EXAMINE

You may cancel your contract within ten days after receiving it. To cancel, you must mail the contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.

If you decide to cancel your contract during the free look period, we will refund to you the greater of (1) Purchase Payments or (2) value of your contract on the day we receive your request.

We reserve the right to invest your money in the Cash Management Variable Portfolio during the free look period and will allocate your money according to your instructions at the end of the applicable free look period. Currently, we do not put your money in the Cash Management Variable Portfolio during the free look period unless you allocate your money to it.

EXCHANGE OFFERS

From time to time, we allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with different features and benefits issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

        ----------------------------------------------------------------
        ----------------------------------------------------------------
                               INVESTMENT OPTIONS
        ----------------------------------------------------------------
        ----------------------------------------------------------------

VARIABLE PORTFOLIOS

The Variable Portfolios invest in the Underlying Funds of the Trusts. Additional Variable Portfolios may be available in the future. The Variable Portfolios are only available through the purchase of certain insurance contracts.

The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by the Company and other affiliated and unaffiliated insurance companies. Neither the Company nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The Trusts are monitored for potential conflicts. The Trusts may have other Underlying Funds, in addition to those listed here, that are not available for investment under this contract.

The Variable Portfolios along with their respective advisers are listed below:

     ANCHOR SERIES TRUST - CLASS 3

     AIG SunAmerica Asset Management Corp. ("AIG SAAMCo"), an indirect wholly-owned subsidiary of AIG, is the investment adviser and Wellington Management Company, LLP is the subadviser to Anchor Series Trust ("AST").

     SUNAMERICA SERIES TRUST - CLASS 3

     Except for the Master/Feeder Funds, AIG SAAMCo is the investment adviser and various managers are the subadvisers to SunAmerica Series Trust ("SAST"). Capital Research and Management Company is the investment adviser of the Master Funds in which the Feeder Funds invest.

     LORD ABBETT SERIES FUND, INC. - CLASS VC

     Lord, Abbett & Co. LLC is the investment adviser to Lord Abbett Series Fund, Inc. ("LASF").

     COLUMBIA FUNDS VARIABLE INSURANCE TRUST I

     Columbia Management Advisers, LLC is the investment adviser and various managers are the subadvisers to Columbia Funds Variable Insurance Trust I ("CFT I"). Columbia Funds Variable Insurance Trust was previously known as Nations Separate Account Trust.

     As noted below, the Columbia High Yield Variable Series Portfolio invests in Class A shares of CFT I.

     VAN KAMPEN LIFE INVESTMENT TRUST - CLASS II

     Van Kampen Asset Management is the investment adviser to Van Kampen Life Investment Trust ("VKT").

STOCKS:

     MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.

       - Aggressive Growth Portfolio                                        SAST

       - Blue Chip Growth Portfolio                                         SAST

       - "Dogs" of Wall Street Portfolio*                                   SAST

     MANAGED BY ALLIANCEBERNSTEIN L.P.

       - Alliance Growth Portfolio                                          SAST

       - Growth-Income Portfolio                                            SAST

       - Small & Mid Cap Value Portfolio                                    SAST

     MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY**

       - American Funds Global Growth SAST Portfolio                        SAST

       - American Funds Growth SAST Portfolio                               SAST

       - American Funds Growth-Income SAST Portfolio                        SAST

     MANAGED BY DAVIS SELECTED ADVISERS, L.P. D/B/A DAVIS ADVISERS

       - Davis Venture Value Portfolio                                      SAST

       - Real Estate Portfolio                                              SAST

     MANAGED BY FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA

       - Federated American Leaders Portfolio*                              SAST

       - Telecom Utility Portfolio                                          SAST

     MANAGED BY FRANKLIN ADVISORY SERVICES, LLC

       - Small Company Value Portfolio                                      SAST

     MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT, L.P.

       - Goldman Sachs Research Portfolio                                   SAST

     MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT INC.

       - Global Equities Portfolio                                          SAST

     MANAGED BY LORD, ABBETT & CO. LLC

       - Lord Abbett Growth and Income Portfolio                            LASF

     MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC

       - Columbia Marsico Focused Equities Variable Series Portfolio       CFT I

       - Marsico Growth Portfolio                                           SAST

     MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

       - MFS Massachusetts Investors Trust Portfolio*                       SAST

       - MFS Mid-Cap Growth Portfolio                                       SAST

     MANAGED BY MORGAN STANLEY INVESTMENT MANAGEMENT INC.***

       - Growth Opportunities Portfolio                                     SAST

       - International Diversified Equities Portfolio                       SAST

       - Technology Portfolio                                               SAST

     MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC

       - Emerging Markets Portfolio                                         SAST

       - International Growth & Income Portfolio                            SAST

       - Putnam Growth: Voyager Portfolio                                   SAST

     MANAGED BY TEMPLETON INVESTMENT COUNSEL LLC

       - Foreign Value Portfolio                                            SAST

     MANAGED BY VAN KAMPEN ASSET MANAGEMENT

       - Van Kampen LIT Comstock Portfolio
         Class II Shares*                                                    VKT

       - Van Kampen LIT Strategic Growth Portfolio
         Class II Shares                                                     VKT

       - Van Kampen LIT Growth and Income Portfolio
         Class II Shares                                                     VKT

     MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP

       - Capital Appreciation Portfolio                                      AST

       - Growth Portfolio                                                    AST

       - Natural Resources Portfolio                                         AST

BALANCED:

     MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY**

       - American Funds Asset Allocation SAST Portfolio                     SAST

     MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT INC.

       - SunAmerica Balanced Portfolio                                      SAST

     MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

       - MFS Total Return Portfolio                                         SAST

     MANAGED BY WM ADVISORS, INC.

       - Asset Allocation Portfolio                                          AST

BONDS:

     MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.

       - High-Yield Bond Portfolio                                          SAST

     MANAGED BY FEDERATED INVESTMENT MANAGEMENT COMPANY

       - Corporate Bond Portfolio                                           SAST

     MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL

       - Global Bond Portfolio                                              SAST

     MANAGED BY MACKAY SHIELDS LLC

       - Columbia High Yield Variable Series Portfolio****                 CFT I

     MANAGED BY MORGAN STANLEY INVESTMENT MANAGEMENT INC.***

       - Worldwide High Income Portfolio                                    SAST

     MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP

       - Government and Quality Bond Portfolio                               AST

CASH:

     MANAGED BY COLUMBIA MANAGEMENT ADVISERS, LLC

       - Cash Management Portfolio                                          SAST

* "Dogs of Wall Street" Portfolio is an equity fund seeking total return; Federated American Leaders Portfolio is an equity fund seeking growth of capital and income; MFS Massachusetts Investors Trust Portfolio is an equity fund seeking reasonable current income, long-term capital growth and conservation of capital; and Van Kampen LIT Comstock Portfolio is an equity fund, seeking capital growth and income.

** These Feeder Funds currently invest exclusively in shares of the Master Funds of the American Funds Insurance Series ("AFIS"). The Master Funds are managed by Capital Research and Management Company.

*** Morgan Stanley Investment Management Inc. does business in certain instances using the name Van Kampen.

**** Class A shares of CFT I.

YOU SHOULD READ THE ACCOMPANYING PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE UNDERLYING FUNDS, INCLUDING EACH UNDERLYING FUND'S INVESTMENT OBJECTIVE AND RISK FACTORS. YOU SHOULD ALSO READ THE ACCOMPANYING PROSPECTUS FOR THE MASTER FUNDS CAREFULLY. THE MASTER FUNDS' PROSPECTUS CONTAINS DETAILED INFORMATION ABOUT THE INVESTMENT

OBJECTIVES AND RISK FACTORS OF THE MASTER FUNDS IN WHICH THE FEEDER FUNDS CURRENTLY INVEST.

IMPORTANT INFORMATION ABOUT THE MASTER-FEEDER STRUCTURE

The Feeder Funds currently do not buy individual securities directly. Instead, each Feeder Fund invests all of its investment assets in a corresponding Master Fund of AFIS. The investment adviser to the Master Funds is Capital Research Management Company. The investment adviser to the Feeder Funds is AIG SAAMCo. Because each Feeder Fund invests all of its assets in a Master Fund, AIG SAAMCo does not provide any portfolio management services for the Feeder Funds. Under the master-feeder structure, however, each Feeder Fund may withdraw its entire investment from its corresponding Master Fund if the Feeder Fund Board determines that it is in the best interests of the Feeder Fund and its shareholders to do so. If an Underlying Fund ceases to operate as a "Feeder Fund," AIG SAAMCo will serve as investment adviser to the Feeder Fund.

Because each Feeder Fund invests all of its assets in a Master Fund, the Feeder Fund and its shareholders will bear the fees and expenses of both the Feeder Fund and the Master Fund, with the result that the Feeder Fund's expenses may be higher than those of similarly sized and situated Underlying Funds which invest directly in securities. Furthermore, certain of our other variable annuity contracts offer Variable Portfolios which invest directly in the Master Funds without investing through a Feeder Fund. Investing in a Master Fund through a Feeder Fund will result in higher fees and expenses than investing directly in a Master Fund. See the SAI for more discussion regarding the master-feeder fund structure.

FIXED ACCOUNTS

Your contract may offer Fixed Accounts for varying guarantee periods. A Fixed Account may be available for differing lengths of time (such as 1, 3, or 5 years). Each guarantee period may have different guaranteed interest rates.

We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the minimum guaranteed interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise. Please check with your financial representative regarding the availability of Fixed Accounts.

There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:

     - Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.

     - Current Rate: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.

     - Renewal Rate: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.

When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. WE DO NOT CONTACT YOU. IF YOU DO NOT CONTACT US, YOUR MONEY WILL REMAIN IN THE SAME FIXED ACCOUNT WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FIXED ACCOUNT.

If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.

At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to invest into the Fixed Accounts. All Fixed Accounts may not be available in your state. Please check with your financial representative regarding the availability of Fixed Accounts.

DOLLAR COST AVERAGING FIXED ACCOUNTS

You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging ("DCA") Fixed Accounts, if available. The minimum Purchase Payment that you must invest for the 6-month DCA Fixed Account is $600 and for the 12-month DCA Fixed Account is $1,200. Purchase Payments less than these minimum amounts will automatically be allocated to the Variable Portfolios according to your instructions or your current allocation instruction on file.

DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA program. SEE DOLLAR COST AVERAGING PROGRAM BELOW for more information. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to the Variable Portfolios. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.

DOLLAR COST AVERAGING PROGRAM

The DCA program allows you to invest gradually in the Variable Portfolios at no additional cost. Under the program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, Fixed Account or DCA Fixed Account ("source account") to any other Variable Portfolio ("target account"). Transfers occur on a monthly periodic schedule. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Fixed Accounts are not available as target accounts for the DCA program. Transfers resulting from your participation in the DCA program are not counted towards the number of free transfers per contract year.

We may also offer DCA Fixed Accounts as source accounts exclusively to facilitate the DCA program for a specified time period. The DCA Fixed Account only accepts initial or subsequent Purchase Payments. You may not make a transfer from a Variable Portfolio or Fixed Account into a DCA Fixed Account.

If you chose to allocate subsequent Purchase Payments to an active DCA program with a Fixed Account serving as the source account, the rate applicable to that Fixed Account at the time we receive the subsequent Purchase Payment will be applicable to that payment. Further, we will begin moving that subsequent Purchase Payment into your target allocations on the same day of the month as the initial active DCA program. Therefore, you may not receive a full 30 days interest prior to the first transfer to the target accounts.

You may terminate the DCA program at any time. If you terminate the DCA program and money remains in the DCA Fixed Accounts, we transfer the remaining money according to your current allocation instructions on file.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, the DCA program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

     EXAMPLE OF DCA PROGRAM:

     Assume that you want to move $750 each month from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA program and purchase Accumulation Units at the following values:

    -------------------------------------------------------------------------
            MONTH             ACCUMULATION UNIT          UNITS PURCHASED
    -------------------------------------------------------------------------
              1                     $ 7.50                     100
              2                     $ 5.00                     150
              3                     $10.00                      75
              4                     $ 7.50                     100
              5                     $ 5.00                     150
              6                     $ 7.50                     100
    -------------------------------------------------------------------------

     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DCA PROGRAM AT ANY
TIME.

POLARIS PORTFOLIO ALLOCATOR PROGRAM

PROGRAM DESCRIPTION

The Polaris Portfolio Allocator program may be offered to you at no additional cost to assist in diversifying your investment across various asset classes. The Polaris Portfolio Allocator program allows you to choose from one of the several Asset Allocation models designed to assist in meeting your stated investment goals. Each Portfolio Allocator model is comprised of a carefully selected combination of Variable Portfolios representing various asset classes. The Portfolio Allocator models allocate amongst the various asset classes to attempt to match a stated investment time horizon and risk tolerance. Please contact your financial representative about investment in the Polaris Portfolio Allocator program.

ENROLLING IN THE POLARIS PORTFOLIO ALLOCATOR PROGRAM

You may enroll in the Polaris Portfolio Allocator program by selecting the Portfolio Allocator model on the contract application form. You and your financial representative should determine the model most appropriate for you based on your financial needs, risk tolerance and investment time horizon. You may request to discontinue the use of a model by providing a written reallocation request, calling our Annuity Service Center or logging onto our website.

You may also choose to invest gradually into a Portfolio Allocator model through the DCA program. SEE THE DOLLAR COST AVERAGING PROGRAM ABOVE. You may only invest in one model at a time. You may also invest in Variable Portfolios outside your selected Portfolio Allocator model. However, an investment or transfer into or out of one of the Variable Portfolios that are included in your Portfolio Allocator model outside the specifications in the Portfolio Allocator model will effectively terminate your participation in the program.

WITHDRAWALS

You may request withdrawals, as permitted by your contract, which will be taken proportionately from each of the allocations in the selected Portfolio Allocator model unless otherwise indicated in your withdrawal instructions. If you choose to make a non-proportional withdrawal from the Variable Portfolios in the Portfolio Allocator model, your investment may no longer be consistent with the Portfolio Allocator model's intended objectives. Withdrawals may be subject to a withdrawal charge. Withdrawals may also be taxable and a 10% IRS penalty may apply if you are under age 59 1/2.

REBALANCING THE MODELS

You can elect to have your investment in the Portfolio Allocator models rebalanced quarterly, semi-annually, or annually to maintain the target asset allocation among the Variable Portfolios of the model you selected. Only those Variable Portfolios within the Portfolio Allocator model you selected will be rebalanced. Investments in other Variable Portfolios not included in the model cannot be rebalanced if you wish to maintain your current model allocations.

The models are not intended as ongoing advice about investing in the Variable Portfolios, and we do not provide investment advice regarding whether a model should be revised or whether it remains appropriate to invest in accordance with any particular model. Therefore, over time, the asset allocation model you select may no longer align with its original investment objective due to the effects of Variable Portfolio performance, changes in the Variable Portfolios, and the ever-changing investment markets. In addition, your investment needs may change. You should speak with your financial representative about how to keep your Variable Portfolio allocations in line with your investment goals.

IMPORTANT INFORMATION

The Polaris Portfolio Allocator program does not guarantee greater or more consistent returns. Future market and asset class performance may differ from the historical performance upon which the Portfolio Allocator models may have been built. Also, allocation to a single asset class may outperform a model, so that you could have been better off investing in a single asset class than in a Portfolio Allocator model. However, such a strategy may involve a greater degree of risk because of the concentration of similar securities in a single asset class. Further, there can be no assurance that any Variable Portfolio chosen for a particular model will perform well or that its performance will closely reflect that of the asset class it is designed to represent.

The Portfolio Allocator models represent suggested allocations that are provided to you as general guidance. You should work with your financial representative in determining if one of the models meets your financial needs, investment time horizon, and is consistent with your risk tolerance level. Information concerning the specific Portfolio Allocator models can be obtained from your financial representative.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE POLARIS PORTFOLIO ALLOCATOR PROGRAM AT ANY TIME.

TRANSFERS DURING THE ACCUMULATION PHASE

Subject to our rules, restrictions and policies, during the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any Fixed Accounts by telephone, through the Company's website (www.aigsunamerica.com), in writing by mail, or facsimile. All transfer instructions submitted via facsimile must be sent to (818) 615-1543; otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet if you complete and send the Telephone Transfer Agreement form to our Annuity Service Center. When receiving instructions over the telephone or the Internet, we have procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

Any transfer request will be priced as of the day it is received by us in good order if the request is received before Market Close. If the transfer request is received after Market Close, the request will be priced as of the next business day.

Funds already in your contract cannot be transferred into the DCA Fixed Accounts. You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.

TRANSFER POLICIES

We do not want to issue this variable annuity contract to contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of an Underlying Fund. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund and/or (2) increased brokerage and administrative costs due to forced and unplanned fund turnover; both of which may dilute the value of the shares in the corresponding Underlying Fund and reduce value for all investors in the Variable Portfolio. In addition to negatively impacting the contract owner, a reduction in contract value may also be harmful to annuitants and/or beneficiaries.

We have adopted the following administrative procedures to discourage Short-Term Trading.

We charge for transfers in excess of 15 in any contract year. Currently, the fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not counted towards the number of free transfers per contract year.

In addition to charging a fee when you exceed 15 transfers as described in the preceding paragraph, all transfer requests in excess of 5 transfers within a rolling six-month look-back period must be submitted by United States Postal Service first-class mail ("U.S. Mail") for twelve months from the date of your 5th transfer request ("Standard U.S. Mail Policy"). For example, if you made a transfer on August 16, 2006 and within the previous six months (from February 17, 2006 forward) you made 5 transfers including the August 16th transfer, then all transfers made for twelve months after August 16, 2006 must be submitted by U.S. Mail (from August 17, 2006 through August 16, 2007). We will not accept transfer requests sent by any other medium except U.S. Mail during this 12-month period. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer. All transfers made on the same day prior to Market Close are considered one transfer request. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy. We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts as described below.

We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading. However, we may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which reflect what we consider to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity comes to our attention, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers ("Accelerated U.S. Mail Policy"). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we reserve the right to evaluate, in our sole discretion, whether to impose further limits on the number and frequency of transfers you can make, impose minimum holding periods and/or reject any transfer request or terminate your transfer privileges. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right not to accept transfers from a third party acting for you and not to accept pre-authorized transfer forms.

Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject or impose other conditions on transfer privileges include:
     (1) the number of transfers made in a defined period;

     (2) the dollar amount of the transfer;

     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

     (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies; and/or

     (6) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading.

Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations. We cannot guarantee that we will detect and/or deter all Short-Term Trading. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. You should be aware that the design of our administrative procedures involves inherently subjective decisions which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.

The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/strategies performing asset allocation services for a number of contract owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios, including trading relatively large groups of contracts simultaneously. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks as Short-Term Trading and negatively impact the Variable Portfolios as described above.

Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-

Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.

For information regarding transfers during the Income Phase, SEE INCOME OPTIONS BELOW.

AUTOMATIC ASSET REBALANCING PROGRAM

Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Under the Automatic Asset Rebalancing program, your investments in the Variable Portfolios are periodically rebalanced to return your allocations to the percentages given at your last instruction for no additional charge. Automatic Asset Rebalancing typically involves shifting a portion of your money out of a Variable Portfolio with a higher return into a Variable Portfolio with a lower return. At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers resulting from your participation in this program are not counted against the number of free transfers per contract year. If you are invested in a Portfolio Allocator model, please refer to the Polaris Portfolio Allocator Program section of the prospectus above, for more information.

     EXAMPLE OF AUTOMATIC ASSET REBALANCING PROGRAM:

     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in a bond Variable Portfolio and 50% in a stock Variable Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the bond Variable Portfolio now represents 60% of your holdings because it has increased in value and the growth Variable Portfolio represents 40% of your holdings. If you chose quarterly rebalancing, on the last day of that quarter, we would sell some of your Accumulation Units in the bond Variable Portfolio to bring its holdings back to 50% and use the money to buy more Accumulation Units in the stock Variable Portfolio to increase those holdings to 50%.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE AUTOMATIC ASSET REBALANCING PROGRAM AT ANY TIME.

RETURN PLUS PROGRAM

The Return Plus program, available only if we are offering multi-year Fixed Accounts, allows you to invest in one or more Variable Portfolios without directly putting your Purchase Payment at risk. The program, available for no additional charge, accomplishes this by allocating your investment strategically between the Fixed Accounts and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of Purchase Payments. We calculate how much of your Purchase Payment to allocate to the particular Fixed Account to ensure that it grows to an amount equal to your total Purchase Payment invested under this program. We invest the rest of your Purchase Payment in the Variable Portfolio(s) according to your allocation instructions.

     EXAMPLE OF RETURN PLUS PROGRAM:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to a multi-year Fixed Account. You want the amount allocated to the multi-year Fixed Account to grow to $100,000 in 3 years. If the 3-year Fixed Account is offering a 4% interest rate, Return Plus will allocate $88,900 to the 3-year Fixed Account to ensure that this amount will grow to $100,000 at the end of the 3-year period. The remaining $11,100 may be allocated among the Variable Portfolios according to your allocation instructions.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE RETURN PLUS PROGRAM AT ANY TIME.

VOTING RIGHTS

The Company is the legal owner of the Trusts' shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION, ADDITION OR DELETION OF VARIABLE PORTFOLIOS

We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract owners and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations. In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund held by a Variable Portfolio for another and/or merge Variable Portfolios or cooperate in a merger of Underlying Funds. To the extent required by the Investment Company Act of 1940, we may be required to obtain SEC approval or your approval.

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                              ACCESS TO YOUR MONEY
        ----------------------------------------------------------------
        ----------------------------------------------------------------

You can access money in your contract by making a partial withdrawal and/or by receiving annuity income payments during the Income Phase. See INCOME OPTIONS below.

Any request for withdrawal will be priced as of the day it is received by us in good order if the request is received before Market Close. If the request for withdrawal is received after Market Close, the request will be priced as of the next business day.

Generally, we deduct a withdrawal charge applicable to any partial or total withdrawal before the end of the withdrawal charge period. If you made a total withdrawal, we also deduct premium taxes, if applicable, and a contract maintenance fee. If you elect MarketLock For Two, the annualized fee for the feature will increase after a withdrawal is taken. SEE EXPENSES AND MARKETLOCK FOR TWO BELOW.

Your contract provides for a free withdrawal amount each year. A free withdrawal amount is the portion of your contract that we allow you to take out each year without being charged a withdrawal charge. HOWEVER, UPON A FUTURE TOTAL WITHDRAWAL OF YOUR CONTRACT, IF WITHDRAWAL CHARGES ARE STILL APPLICABLE, ANY PREVIOUS FREE WITHDRAWALS OF PURCHASE PAYMENTS WOULD BE SUBJECT TO A WITHDRAWAL CHARGE.

Purchase Payments in excess of your free withdrawal amount, that are withdrawn prior to the end of the withdrawal schedule, will result in payment of a withdrawal charge. The amount of the withdrawal charge and how it applies are discussed more fully in EXPENSES below. You should consider, before purchasing this contract, the effect this withdrawal charge will have on your investment if you need to withdraw more money than the free withdrawal amount. You should fully discuss this decision with your financial representative.

To determine your free withdrawal amount and your withdrawal charge, we refer to two special terms: "penalty-free earnings" and the "total invested amount."

The penalty-free earnings amount is your contract value less your total invested amount. The total invested amount is the total of all Purchase Payments less portions of prior withdrawals that reduce your total invested amount as follows:

     - Free withdrawals in any year that were in excess of your penalty-free earnings and were based on the portion of the total invested amount that was no longer subject to withdrawal charges at the time of the withdrawal; and

     - Any prior withdrawals (including withdrawal charges applicable to those withdrawals) of the total invested amount on which you already paid a withdrawal charge.

When you make a withdrawal, we deduct it from penalty-free earnings first, then from the total invested amount on a first-in, first-out basis. This means that you can also access your Purchase Payments, which are no longer subject to a withdrawal charge before those Purchase Payments, which are still subject to the withdrawal charge.

During the first year after we issue your contract, your free withdrawal amount is the greater of:

     (1) your penalty-free earnings; or

     (2) if you are participating in the Systematic Withdrawal program, a total of 10% of your total invested amount.

After the first contract year, your annual free withdrawal amount is the greater of:

     (1) your penalty-free earnings and any portion of your total invested amount no longer subject to a withdrawal charge; or

     (2) 10% of the portion of your total invested amount that has been in your contract for at least one year.

When you make a withdrawal, we return your contract value less any applicable fees and charges.

The withdrawal charge percentage is determined by the age of the Purchase Payment remaining in the contract at the time of the withdrawal. For the purpose of calculating the withdrawal charge, any prior free withdrawal is not subtracted from the total Purchase Payments still subject to withdrawal charges.

For example, you make an initial Purchase Payment of $100,000. For purposes of this example we will assume a 0% growth rate over the life of the contract and no subsequent Purchase Payments. In contract year 3, you take out your maximum free withdrawal of $10,000. After that free withdrawal your contract value is $90,000. In the 4th contract year, you request a total withdrawal of your contract. We will apply the following calculation:

A-(B x C)=D, where:

    A=Your contract value at the time of your request for withdrawal ($90,000)

    B=The amount of your Purchase Payments still subject to withdrawal charge
      ($100,000)

    C=The withdrawal charge percentage applicable to the age of each Purchase
      Payment (assuming 5% is the applicable percentage) [B x C=$5,000]

    D=Your full contract value ($85,000) available for total withdrawal

Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any Variable Portfolio or Fixed Accounts be at least $100, after the withdrawal and your total contract value must be at least $2,500. You must send a written withdrawal request. For withdrawals of $500,000 and more, you must submit a signature guarantee at the time of your request. Unless you provide us with different instructions, partial withdrawals will be made proportionately from each Variable Portfolio and the Fixed Account in which you are invested. IN THE EVENT THAT A PROPORTIONATE PARTIAL WITHDRAWAL WOULD CAUSE THE VALUE OF ANY VARIABLE PORTFOLIO OR FIXED ACCOUNT INVESTMENT TO

BE LESS THAN $100, WE WILL CONTACT YOU TO OBTAIN ALTERNATE INSTRUCTIONS ON HOW TO STRUCTURE THE WITHDRAWAL.

Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES BELOW. Under certain Qualified plans, access to the money in your contract may be restricted.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic withdrawals under the Systematic Withdrawal program for no additional charge. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these withdrawals to your bank account is also available. The minimum amount of each withdrawal is $100. There must be at least $2,500 remaining in your contract at all times. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age 59 1/2. A withdrawal charge may apply.

The program is not available to everyone. Please check with our Annuity Service Center which can provide the necessary enrollment forms.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SYSTEMATIC WITHDRAWAL PROGRAM AT ANY TIME.

NURSING HOME WAIVER

If available under your contract and if you are confined to a nursing home for 60 days or longer, we may waive the withdrawal charge on certain withdrawals prior to the Annuity Date. The waiver applies only to withdrawals made while you are in a nursing home or within 90 days after you leave the nursing home. You cannot use this waiver during the first 90 days after your contract is issued. In addition, the confinement period for which you seek the waiver must begin after you purchase your contract. We will only waive the withdrawal charges on withdrawals or surrenders of contract value paid directly to the contract owner, and not to a third party or other financial services company.

In order to use this waiver, you must submit with your withdrawal request, the following documents: (1) a doctor's note recommending admittance to a nursing home; (2) an admittance form which shows the type of facility you entered; and
(3) a bill from the nursing home which shows that you met the 60-day confinement requirement.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if your contract value is less than $2,500 as a result of withdrawals and/or fees and charges. We will provide you with sixty days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract's remaining value to you.

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                            OPTIONAL LIVING BENEFITS
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        ----------------------------------------------------------------

YOU MAY ELECT ONE OF THE OPTIONAL LIVING BENEFITS DESCRIBED BELOW. THESE FEATURES ARE DESIGNED TO PROTECT A PORTION OF YOUR INVESTMENT IN THE EVENT YOUR CONTRACT VALUE DECLINES DUE TO UNFAVORABLE INVESTMENT PERFORMANCE DURING THE ACCUMULATION PHASE AND BEFORE A DEATH BENEFIT IS PAYABLE. IN ADDITION, THESE FEATURES CAN PROVIDE A GUARANTEED INCOME STREAM AND OTHER BENEFITS. PLEASE SEE THE DESCRIPTIONS BELOW FOR DETAILED INFORMATION.

MARKETLOCK AND MARKETLOCK FOR TWO

What are MarketLock and MarketLock For Two?

MarketLock is an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for a specified period of time that may last as long as you live even if the entire value of your contract has been reduced to zero (the "Benefit"). MarketLock For Two is also a guaranteed minimum withdrawal benefit that helps you create a guaranteed income stream for the life of two spousal joint owners or an owner and his/her spousal beneficiary. Thus, MarketLock and MarketLock For Two may offer protection in the event your contract value declines due to unfavorable investment performance, certain withdrawal activity, a longer than expected life span, or any combination of these factors.

Please note that these features and/or their components that permit lifetime withdrawals may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability and any additional restrictions. MarketLock and MarketLock For Two are described separately below.

The features do not guarantee a withdrawal of an income stream based on any Purchase Payments made after the second contract anniversary. The features only guarantee lifetime withdrawals in the manner described below. You may never need to rely on MarketLock or MarketLock For Two depending on your contract's market performance, your withdrawal activity, and your longevity.

WITHDRAWALS UNDER THE FEATURES ARE TREATED LIKE ANY OTHER WITHDRAWAL FOR THE PURPOSE OF CALCULATING TAXABLE INCOME AND REDUCING THE CONTRACT VALUE, FREE WITHDRAWAL AMOUNTS AND ALL OTHER BENEFITS, FEATURES AND CONDITIONS OF

YOUR CONTRACT. PLEASE SEE ACCESS TO YOUR MONEY SECTION IN THE PROSPECTUS.

Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you take required minimum distributions and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE MARKETLOCK AND/OR MARKETLOCK FOR TWO (IN THEIR ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

MARKETLOCK

How and when can I elect MarketLock?

You may only elect MarketLock at the time of contract issue and if you are age 75 or younger on the contract issue date. If the contract is jointly owned, the maximum issue age is based on the age of the older owner. MarketLock cannot be elected if you elect any other optional living benefit.

How does MarketLock work?

MarketLock automatically locks in the highest contract Anniversary Value during the first 10 years (or 20 years if you extend the Maximum Anniversary Value ("MAV") Evaluation Period, as discussed below) and guarantees annual withdrawals based on this amount over the period that the Benefit is in effect. Additionally, you may take withdrawals over the lifetime of the owner as more fully described below. For jointly owned contracts, the older owner is the life upon which the lifetime guarantee applies. Accordingly, if the older contract owner were to die first, the surviving younger spousal owner is not eligible for lifetime withdrawals, but may elect to continue the contract and receive any remaining withdrawals under the feature as described below. MarketLock is designed for individuals or spousal joint owners. Thus, if a contract is owned by non-spousal joint owners and either owner dies, the full contract value must be paid within 5 years of death, after which time the contract terminates; the surviving owner may not receive the benefit of MarketLock.

The Benefit's components and value may vary depending on when the first withdrawal is taken, the age of the older owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after your 65th birthday and your withdrawals do not exceed the 5% Maximum Annual Withdrawal Percentage in any Benefit Year. You may begin taking withdrawals under the Benefit immediately following the contract issue date. See the MARKETLOCK SUMMARY TABLE below.

The table below is a summary of the MarketLock feature and applicable components of the Benefit. "Benefit Year Anniversary" refers to each one-year period beginning on the contract issue date and ending on the day before the contract anniversary date. The term "Extension" refers to your ability to extend the MAV Evaluation Period beyond the first 10 years of your contract. Please see "Can I extend the MAV Evaluation Period beyond 10 years?" below.

MARKETLOCK SUMMARY TABLE:

---------------------------------------------------------------------
                            MAXIMUM        INITIAL         MAXIMUM
                             ANNUAL        MINIMUM         ANNUAL
                           WITHDRAWAL     WITHDRAWAL     WITHDRAWAL
                          PERCENTAGE*    PERIOD PRIOR   PERCENTAGE IF
                          PRIOR TO ANY      TO ANY      EXTENSION IS
TIME OF FIRST WITHDRAWAL   EXTENSION      EXTENSION        ELECTED
---------------------------------------------------------------------
 Before 5(th) Benefit         5%           20 years          5%
    Year anniversary
---------------------------------------------------------------------
  On or after 5(th)           7%        14.28 years**        7%
      Benefit Year
      anniversary
---------------------------------------------------------------------
  On or after 10(th)          10%          10 years          7%
      Benefit Year
      anniversary
---------------------------------------------------------------------
  On or after 20(th)          10%          10 years         10%
      Benefit Year
      anniversary
---------------------------------------------------------------------
On or after the older         5%         Life of the         5%
    contract owner's                    older contract
   65(th) birthday***                       owner
---------------------------------------------------------------------

* If you are taking required minimum distributions ("RMD") from the contract, and the portion of the RMD amount based on this contract only, is greater than the Maximum Annual Withdrawal Amount, that portion of the withdrawal will not be treated as an excess withdrawal. Any portion of an RMD withdrawal that is based on amounts greater than this contract alone will be considered an excess withdrawal. This will result in cancellation of the lifetime withdrawals and may further reduce your Maximum Annual Withdrawal Amount, MAV Benefit Base, and remaining Minimum Withdrawal Period. See "How are the components for MarketLock Calculated?" below.

** The fractional year indicates that the final withdrawal of the remaining Benefit Base, which will be less than your Maximum Annual Withdrawal Amount, may be taken at any time during the final year of the Minimum Withdrawal Period.

*** Lifetime withdrawals are available so long as your first withdrawal is taken on or after age 65 and withdrawals do not exceed the 5% Maximum Annual Withdrawal Percentage indicated above. If withdrawals exceed the 5% Maximum Annual Withdrawal Percentage in any Benefit Year (other than for RMD amounts for this contract that are greater than the Maximum Annual Withdrawal Amount), lifetime withdrawals are no longer available. Instead, available withdrawals are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken. For the purposes of complying with the Maximum Annual Withdrawal Percentage, the amount of the withdrawal would include any charges applicable to the withdrawal.

FURTHER EFFECTS OF WITHDRAWALS ON THE BENEFIT COMPONENTS ARE DESCRIBED BELOW IN "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK?" In order to determine the Benefit's value, we calculate each of the components as described below.

How are the components for MarketLock calculated?

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments received during the first two years after your contract issue date, adjusted for any withdrawals during that period. Any Purchase Payments we receive more than two years after your contract issue date are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any spousal continuation contributions. SEE SPOUSAL CONTINUATION IN THE PROSPECTUS. Eligible Purchase Payments are limited to $1 million without our prior approval.

SECOND, we consider the MAV EVALUATION PERIOD, which begins on your contract issue date and ends on your 10th contract anniversary. On the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

THIRD, we determine the ANNIVERSARY VALUE which equals the value of your contract on any contract anniversary during the MAV Evaluation Period minus any Ineligible Purchase Payments.

FOURTH, we determine the MAV BENEFIT BASE. Initially, the MAV Benefit Base equals the first Eligible Purchase Payment. Thereafter, the MAV Benefit Base is increased each time subsequent Eligible Purchase Payments are made, and adjusted each time any withdrawals of contract value are taken. Please see "What are the effects of withdrawals on MarketLock?" below. On each contract anniversary throughout the MAV Evaluation Period, the MAV Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current MAV Benefit Base and any previous year's Anniversary Value. Other than adjustments made for withdrawals, the MAV Benefit Base will only be adjusted upwards, and subsequent lower Anniversary Values through the MAV Evaluation Period will not result in a lower MAV Benefit Base.

FIFTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the MAV Benefit Base. The applicable Maximum Annual Withdrawal Percentage is determined based on the Benefit Year when you take your first withdrawal or whether you are taking lifetime withdrawals. Applicable percentages are shown in the MarketLock Summary table above. If the MAV Benefit Base is increased to the current Anniversary Value, the Maximum Annual Withdrawal Amount is recalculated on that contract anniversary using the applicable Maximum Annual Withdrawal Percentage multiplied by the new MAV Benefit Base. If the MAV Benefit Base is increased for Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the new MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

FINALLY, we determine the MINIMUM WITHDRAWAL PERIOD, which is the minimum period over which you may take withdrawals under the feature. The initial Minimum Withdrawal Period is calculated when withdrawals under the Benefit begin and is recalculated when the MAV Benefit Base is adjusted to a higher Anniversary Value by dividing the MAV Benefit Base by the Maximum Annual Withdrawal Amount. Please see the MarketLock Summary table above for initial Minimum Withdrawal Periods. The Minimum Withdrawal Periods will be reduced due to Excess Withdrawals.

FURTHER EFFECTS OF WITHDRAWALS ON THE ABOVE COMPONENTS ARE DESCRIBED BELOW IN THE SECTION ENTITLED WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK?

Can I extend the MAV Evaluation Period beyond 10 years?

Yes. As long as the Benefit is still in effect and the older owner is age 85 or younger at the time you elect the extension, you may elect to extend the MAV Evaluation Period. We guarantee that you will be given the opportunity to extend the MAV Evaluation Period under these conditions for at least one additional evaluation period of 10 years. IN ORDER TO EXTEND THE MAV EVALUATION PERIOD, YOU MUST CONTACT US NO LATER THAN 60 DAYS AFTER THE END OF THE MAV EVALUATION PERIOD. If you elect to extend the MAV Evaluation Period, the MAV Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. See "How are the Components of MarketLock calculated?" Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee and Maximum Annual Withdrawal Percentage, will change to those in effect at the time you elect to extend, which may be different from the components when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the MAV Benefit Base will no longer be adjusted on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

What is the fee for MarketLock?

The annualized fee for MarketLock is calculated as 0.65% of the MAV Benefit Base for all years in which the feature is in effect. You should keep in mind that an increase in the MAV Benefit Base due to an adjustment to a higher Anniversary Value or due to subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Alternatively, a decrease in MAV Benefit Base due to withdrawals will decrease the dollar amount of the fee. The fee will be calculated and deducted quarterly from the portion of your contract value allocated to the Variable Portfolios, starting on the first quarter following your contract issue date and ending upon termination of the Benefit. If your contract value and/or MAV Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. However, if the MAV Benefit Base is adjusted upwards at a later date because the current anniversary value is greater than both the current and any previous anniversary values, the calculation and deduction of the fee will resume. We will not assess the quarterly fee if you surrender or annuitize your contract before the end of a contract quarter.

What are the effects of withdrawals on MarketLock?

The Maximum Annual Withdrawal Amount, MAV Benefit Base and Minimum Withdrawal Period may change over time as a result of the timing and amounts of withdrawals.

If you elect to begin withdrawals prior to your 65th birthday (if jointly owned, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after your 65th birthday (older owner's 65th birthday if jointly owned) and wish to receive lifetime withdrawals, the Maximum Annual Withdrawal Amount is calculated as 5% of the MAV Benefit Base. If the amount of withdrawals, at any time, exceeds 5% of the MAV Benefit Base in a Benefit Year, you will not receive lifetime withdrawals. However, you can continue to receive withdrawals over the Minimum Withdrawal Period in amounts up to the Maximum Annual Withdrawal Amount as described in the MarketLock Summary table and under "How are the components for MarketLock calculated?" above, based on when you made your first withdrawal and adjusted for withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the Maximum Annual Withdrawal Amount reduce the MAV Benefit Base by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any portion of a withdrawal that causes the total withdrawals in a benefit year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess withdrawals will reduce the MAV Benefit Base by the greater of: (a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the contract value prior to the Excess Withdrawal. This means that if contract value is less than the MAV Benefit Base, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a proportionately greater reduction of the MAV Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your Maximum Annual Withdrawal Amount.

The impact of withdrawals and the effect on each component of MarketLock are further explained below:

     MAV BENEFIT BASE: Withdrawals reduce the MAV Benefit Base as follows:

          (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base will be reduced by the amount of the withdrawal;

          (2) Excess withdrawals as described above reduce the MAV Benefit Base as follows: If total withdrawals during the Benefit Year, including the current withdrawal, exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base is reduced to the lesser of (a) or (b), where:

               (a) is the MAV Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;

               (b) is the MAV Benefit Base immediately prior to the withdrawal reduced in the same proportion by which the contract value is reduced by the amount of the withdrawal.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount will not change for the next Benefit Year unless your MAV Benefit Base is adjusted upward (as described above under "How are the components for MarketLock calculated?"). If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated on the next contract anniversary. The new Maximum Annual Withdrawal Amount will equal the new MAV Benefit Base after any withdrawals on that contract anniversary, divided by the new Minimum Withdrawal Period on that contract anniversary. On that contract anniversary, the new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amount.

MINIMUM WITHDRAWAL PERIOD: On each contract anniversary, a new Minimum Withdrawal Period is calculated as shown in the chart below.

-----------------------------------------------------------
THE AMOUNT WITHDRAWN
  IN A BENEFIT YEAR     EFFECT ON MINIMUM WITHDRAWAL PERIOD
-----------------------------------------------------------
  Amounts up to the     New Minimum Withdrawal Period = the
  Maximum Annual        MAV Benefit Base after withdrawals,
  Withdrawal Amount     divided by the current Maximum
                        Annual Withdrawal Amount
-----------------------------------------------------------
  Amounts in excess     New Minimum Withdrawal Period = the
  of the Maximum        Minimum Withdrawal Period as of the
  Annual Withdrawal     prior contract anniversary minus
  Amount                one year
-----------------------------------------------------------

THE OPTIONAL LIVING BENEFITS EXAMPLES APPENDIX PROVIDES EXAMPLES OF THE EFFECTS OF WITHDRAWALS.

What happens if my contract value is reduced to zero?

If the contract value is zero but the MAV Benefit Base is greater than zero, a Benefit remains payable under the feature until the MAV Benefit Base is zero. Further, if you are eligible to take lifetime withdrawals, a Benefit is still payable even if the contract value and MAV Benefit Base both equal zero. However, the contract's other benefits, will be terminated once the contract value equals zero. You may not make subsequent Purchase Payments or transfers and no death benefit or future annuitization payments are available. Therefore, during times of unfavorable investment performance, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.

When the contract value equals zero, to receive any remaining Benefit, you must select one of the following income options:

     1. The current Maximum Annual Withdrawal Amount, paid equally on a quarterly, semi-annual or annual frequency as selected by you until either: (a) the time at which the Minimum Withdrawal Period equals zero, or (b) if receiving 5% lifetime withdrawals, the date of death of the older contract owner ; or

     2. Lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or

     3. Any payment option mutually agreeable between you and us.

What happens to MarketLock upon a spousal continuation?

A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. However, lifetime withdrawals will cease upon death of the older owner. A younger continuing spouse can elect to receive withdrawals in accordance with the provisions of the MarketLock Summary Table above based on when the first withdrawal was taken and adjusted for any withdrawals already taken. In the event of the death of the younger spouse, the older spousal beneficiary may continue to receive lifetime withdrawals because they are based on the older owner's life. If the contract owner elected MarketLock and dies during the MAV Evaluation Period and the spousal beneficiary continues the Benefit, we will continue to re-evaluate the MAV Benefit Base on each contract anniversary during the MAV Evaluation Period, and any continuation contribution is included in Anniversary Values. See SPOUSAL CONTINUATION below. Additionally, the Continuing Spouse may extend the MAV Evaluation Period an additional period of 10 years provided that (i) the original owner did not previously extend the MAV Evaluation Period and (ii) the Continuing Spouse is age 85 or younger at the time they extend the MAV Evaluation Period, they will be given the option to extend the MAV Evaluation Period for an additional period of 10 years. Continuation contributions are not considered to be Eligible Purchase Payments.

Can my non-spousal Beneficiary elect to receive any remaining withdrawals under MarketLock upon my death?

Upon the death of the older contract owner, lifetime withdrawals will no longer be available. If the contract value is greater than zero when the owner dies, a non-spousal Beneficiary must make a death claim under the contract provisions, which terminates MarketLock. If the contract value is zero when the owner dies, meaning that no death benefit is payable, but the Minimum Withdrawal Period remaining is greater than zero, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The other components of the feature will not change. However, the contract and its other benefits will be terminated. SEE DEATH BENEFITS BELOW.

What happens to MarketLock upon the Latest Annuity Date?

If there is remaining contract value and the MAV Benefit Base is greater than zero on the Latest Annuity Date, you must select one of the following options:

     1. Annuitize the contract value under the contract's annuity provisions; or

     2. If eligible for lifetime withdrawals, even if the MAV Benefit Base equals zero, elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, paid equally on a quarterly, semi-annual or annual frequency as selected by you, until your death; or

     3. Elect to receive your remaining MAV Benefit Base on the Latest Annuity Date paid over the Minimum Withdrawal Period with payments equal to the current Maximum Annual Withdrawal Amount. If withdrawals have not started, your Maximum Annual

        Withdrawal Amount and Minimum Withdrawal Period will be calculated based on the applicable Maximum Annual Withdrawal Percentage; or

     4. Any payment option mutually agreeable between you and us.

Upon election of any of the above options, the Accumulation Phase of your contract ends and the Income Phase begins. Therefore, if electing Income Payments for the life of the Annuitant, upon death, no benefit remains and the contract and its features will terminate.

Can MarketLock be cancelled?

MarketLock may be cancelled on the 5th contract anniversary, the 10th contract anniversary, or any contract anniversary thereafter. Once MarketLock is cancelled, you will no longer be charged a fee and the guarantees under the Benefit are terminated. You may not re-elect MarketLock after cancellation.

Are there Circumstances under which MarketLock will automatically terminate?

The feature automatically terminates upon the occurrence of one of the following:

     1. The Minimum Withdrawal Period has been reduced to zero unless conditions for lifetime withdrawals are met; or

     2. Annuitization of the contract; or

     3. Full surrender of the contract; or

     4. Death benefit is paid.

Lifetime withdrawals will not be available in the event of:

     1. An ownership change which results in a change of the older owner;* or

     2. Withdrawals prior to the 65th birthday of the older owner; or

     3. Death of the older owner; or

     4. A Spousal Continuation (upon the death of the older owner); or

     5. A withdrawal in excess of 5% of MAV Benefit Base.**

* If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.

** If a required minimum distribution withdrawal for this contract exceeds the Maximum Annual Withdrawal Amount, the ability to receive lifetime withdrawals will not be terminated.

MARKETLOCK FOR TWO

When and how may I elect MarketLock For Two?

You may only elect MarketLock For Two at the time of contract issue and this feature cannot be elected if you elect any other optional living benefit, including MarketLock. To elect MarketLock For Two, you must purchase the contract with your spouse as joint owner or you must designate your spouse as the sole, primary beneficiary. For Non-qualified contracts, the younger owner/spousal beneficiary must be at least age 55 and no older than age 75. For Qualified contracts, the owner and the spousal beneficiary must be at least age 55 and the owner must be no older than age 75 at the time of contract issue.

How does MarketLock For Two work?

MarketLock For Two automatically locks-in the highest Anniversary Value during the first 10 years (or 20 years if you extend the MAV Evaluation Period, as discussed below) and guarantees annual withdrawals based on this amount over your lifetime and the lifetime of your spouse. You may begin taking withdrawals immediately following the contract issue date. The Maximum Annual Withdrawal Percentage represents the maximum percentage of your MAV Benefit Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each year, and varies depending on the age of the younger spouse at the time of the first withdrawal.

MarketLock For Two Summary Table:

--------------------------------------------------------------
                                           MAXIMUM
                                            ANNUAL
  AGE OF THE YOUNGER SPOUSE               WITHDRAWAL
 AT TIME OF FIRST WITHDRAWAL             PERCENTAGE*
--------------------------------------------------------------
 At least age 55 but prior to
         63rd Birthday                        4%
--------------------------------------------------------------
 At least age 63 but prior to
         76th Birthday                        5%
--------------------------------------------------------------
  On or after 76th birthday                   6%
--------------------------------------------------------------

* If you are taking required minimum distributions ("RMD") from the contract, and the portion of the RMD amount based on this contract is greater than the Maximum Annual Withdrawal Amount (defined below), that portion of the withdrawal will not be treated as an excess withdrawal. Any portion of an RMD withdrawal that is based on amounts other than this contract will be considered an Excess Withdrawal. Please see "What are the effects of withdrawals on MarketLock For Two?" below.

How are the components for MarketLock For Two calculated?

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments received during the first two years after your contract issue date. Any Purchase Payments we receive more than two years after your contract issue date are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any spousal continuation contributions. (See the Spousal Continuation section in the prospectus.)Eligible Purchase Payments are limited to $1 million without our prior approval.

SECOND, we consider the MAV EVALUATION PERIOD, which begins on your contract issue date and ends on your 10th contract anniversary. On the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

THIRD, we determine the ANNIVERSARY VALUE which equals the value of your contract on any contract anniversary during the MAV Evaluation Period minus any Ineligible Purchase Payments.

FOURTH, we determine the MAV BENEFIT BASE. Initially, the MAV Benefit Base is equal to the first Eligible Purchase Payment. Thereafter, the MAV Benefit Base is increased each time subsequent Eligible Purchase Payments are made, and adjusted each time any Excess Withdrawals are taken. Please see "What are the effects of withdrawals on MarketLock For Two?" below. On each contract anniversary throughout the MAV Evaluation Period, the MAV Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current MAV Benefit Base and any previous year's Anniversary Value. Other than adjustments made for excess withdrawals, the MAV Benefit Base will only be adjusted upwards, and subsequent lower Anniversary Values through the MAV Evaluation Period will not result in a lower MAV Benefit Base.

FINALLY, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year and is an amount calculated by multiplying the current MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage. The applicable Maximum Annual Withdrawal Percentage is determined based on the younger spouse's age when you take your first withdrawal. Applicable percentages are shown in the MarketLock For Two Summary table above. If the MAV Benefit Base is increased to the current Anniversary Value, the Maximum Annual Withdrawal Amount is recalculated on that contract anniversary by multiplying the new MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage multiplied by the new MAV Benefit Base. If the MAV Benefit Base is increased for any Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated upon receipt of each Eligible Purchase Payments by multiplying the new MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

What is the fee for MarketLock For Two?

The annualized fee for MarketLock For Two for all years in which the feature is in effect, is calculated as 0.40% of the MAV Benefit Base prior to any withdrawal being taken and 0.80% of the MAV Benefit Base after the first withdrawal is taken.

You should keep in mind that an increase in the MAV Benefit Base due to an adjustment to a higher Anniversary Value or due to subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Alternatively, after the first withdrawal is taken, a decrease in MAV Benefit Base due to Excess Withdrawals will decrease the dollar amount of the fee. The fee will be calculated and deducted quarterly from the portion of your contract value allocated to the Variable Portfolios, starting on the first quarter following your contract issue date and ending upon termination of the Benefit. The 0.80% fee applicable after the first withdrawal is assessed at the end of the quarter in which the withdrawal is taken. If your contract value and/or MAV Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. However, if the MAV Benefit Base is adjusted upwards at a later date because the current anniversary value is greater than both the current and any previous anniversary values, the calculation and deduction of the fee will resume. We will not assess the quarterly fee if you surrender or annuitize your contract before the end of a contract quarter.

What are the effects of withdrawals on MarketLock For Two?

The Maximum Annual Withdrawal Amount and the MAV Benefit Base may change over time as a result of the timing and amounts of withdrawals.

Any withdrawals in a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount, do not reduce the MAV Benefit Base. We define Excess Withdrawals as either: 1) any portion of a withdrawal that causes the total withdrawals in a benefit year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess Withdrawals will reduce the MAV Benefit Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. Excess Withdrawals also result in a reduction to your Maximum Annual Withdrawal Amount because it is recalculated after each Excess Withdrawal by multiplying the reduced MAV Benefit Base by the existing Maximum Annual Withdrawal Percentage. In addition, if in any year an Excess Withdrawal reduces the contract value to zero, MarketLock For Two is terminated and you will not continue to receive withdrawals over your and your spouse's lifetime.

The impact of withdrawals and the effect on each component of MarketLock For Two are further explained below:

     MAV BENEFIT BASE: If the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base is not reduced for those withdrawals. Excess Withdrawals as described above reduce the MAV Benefit Base as follows:

     For each Excess Withdrawal taken, the MAV Benefit Base is reduced in the same proportion by which the contract value is reduced by each Excess Withdrawal.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the MAV Benefit Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your MAV Benefit Base is adjusted upward (as described above under "How are the components for MarketLock For Two Calculated?"). If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced MAV Benefit Base by the existing Maximum Annual Withdrawal Percentage. This newly recalculated Maximum Annual Withdrawal Amount will be available beginning on the next contract anniversary and may be lower than your previous Maximum Annual Withdrawal Amount For Two.

THE OPTIONAL LIVING BENEFITS EXAMPLES APPENDIX PROVIDES EXAMPLES OF THE EFFECTS OF WITHDRAWALS.

What happens if the contract value is reduced to zero?

If the contract value is zero but the MAV Benefit Base is greater than zero, a Benefit remains payable over your lifetime and the lifetime of your spouse. However, if at the time an Excess Withdrawal is taken, your contract value is reduced to zero, no Benefit remains.

The contract's other benefits will be terminated once the contract value equals zero. You may not make subsequent Purchase Payments or transfers and no death benefit or future annuity payments are available. Therefore, during times of unfavorable investment performance, withdrawals taken under the benefit may reduce the contract value to zero eliminating any other benefits of the contract.

Except as described above, when the contract value equals zero, to receive any remaining benefit, you may select one of the following income options:

     1. The current Maximum Annual Withdrawal Amount, paid equally on a quarterly, semi-annual or annual frequency as selected by you until the date of death of the surviving spouse; or

     2. Lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or

     3. Any payment option mutually agreeable between you and us.

If you do not select a payment option, the remaining Benefit will be paid as the current Maximum Annual Withdrawal Amount on a quarterly basis until the date of death of the surviving spouse.

Can I extend the MAV Evaluation Period beyond 10 years?

Yes. As long as the Benefit is still in effect and the younger spouse is age 85 or younger at the time you elect the extension, they may elect to extend the MAV Evaluation Period. We guarantee that you will be given the opportunity to extend the MAV Evaluation Period under these conditions for at least one additional evaluation period of 10 years. IN ORDER TO EXTEND THE MAV EVALUATION PERIOD, YOU MUST CONTACT US NO LATER THAN 60 DAYS AFTER THE END OF THE MAV EVALUATION PERIOD. If you elect to extend the MAV Evaluation Period, the MAV Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. See "How are the components for MarketLock For Two calculated?" Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee, will change to those in effect at the time you elect to extend, which may be different from the components when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the MAV Benefit Base will no longer be adjusted for market gains on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last MAV Evaluation Period, subject to adjustments for excess withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

What happens to MarketLock For Two upon a spousal continuation?

The components of the feature will not change as a result of a spousal continuation. A continuing spouse can elect to receive withdrawals in accordance with the provisions of the MarketLock For Two Summary Table above based on the age of the younger spouse when the first withdrawal was taken and based on the MAV Benefit Base at the time of spousal continuation. Alternatively, if contract value is greater than zero, a continuing spouse may make a death claim under the death provisions of the contract and terminate the contract and the MarketLock For Two feature.

If spousal continuation occurs during the MAV Evaluation Period, the continuing spouse will continue to receive any upward adjustments due to market gains to the MAV Benefit Base during the period and any spousal continuation contribution is included in the Anniversary Value. However, spousal continuation contributions are not considered to be Eligible Purchase Payments. In addition, the continuing spouse will be eligible to extend the MAV Evaluation Period upon the expiration of the initial period. (See "Can I extend the MAV Evaluation Period beyond 10 years?").

Can a non-spousal Beneficiary elect to receive any remaining benefits under MarketLock For Two upon the death of the second spouse?

No. Upon the death of both spouses, if the contract value is greater than zero, a non-spousal beneficiary must make an election under the death provisions of the contract, which terminates MarketLock For Two. SEE DEATH BENEFITS BELOW.

What happens to MarketLock For Two upon the Latest Annuity Date?

If there is remaining contract value and the MAV Benefit Base is greater than zero on the Latest Annuity Date, you must select one of the following options:

     1. Annuitize the contract value under the contract's annuity provisions; or

     2. Elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, paid equally on a quarterly, semi-annual or annual frequency as selected by you until the date of death of the surviving spouse, if eligible for lifetime withdrawals, even if the MAV Benefit Base is zero; or

     3. Any payment option mutually agreeable between you and us.

Upon election of items 1, 2, or 3 above, the Accumulation Phase of your contract ends and the Income Phase begins. Therefore, if electing Income Payments for the life of the Annuitant, upon death, no benefit remains and the contract and its features will terminate.

Can MarketLock For Two be cancelled?

MarketLock For Two may be cancelled on the 5th contract anniversary, the 10th contract anniversary, or any contract anniversary thereafter. Once MarketLock For Two is cancelled, you will no longer be charged a fee and the guarantees under the Benefit are terminated. You may not extend the MAV Evaluation Period and you may not re-elect MarketLock For Two after cancellation.

Are there circumstances under which MarketLock For Two will automatically terminate?

The feature automatically terminates upon the occurrence of one of the following:

     1. Annuitization of the contract; or

     2. Full surrender of the contract; or

     3. A death benefit is paid and the contract is not continued by the spouse; or

     4. Excess withdrawals that reduce the contract value to zero which then reduces the MAV Benefit Base to zero; or

     5. Death of surviving original spouse; or

     6. A change in ownership that involves the original owner(s) except as noted below and under "Are there circumstances under which guaranteed withdrawals over the lifetime of your spouse is terminated?"*

     * If a change of ownership occurs from a natural person to a non-natural entity, the original natural owner(s) must also be the annuitant(s) after the ownership change to prevent termination of MarketLock For Two. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner(s) was the original natural annuitant(s) in order to prevent termination of MarketLock For Two. Any ownership change is contingent upon prior review and approval by the Company.

Are there circumstances under which guaranteed withdrawals over the lifetime of your spouse is terminated?

Under any of the following circumstances, MarketLock For Two will provide a guarantee for your lifetime and not the lifetime of your spouse:

     1. One of the two original owners is removed from the contract; or

     2. The original spousal beneficiary is removed or replaced; or

     3. The original spousal joint owner or spousal beneficiary is removed or replaced upon divorce.

     4. The original spousal joint owners or spousal beneficiary are no longer married at the time of death of the first spouse.

Under these circumstances, the original remaining owner continues to pay the fee for MarketLock For Two and receives the Benefit for his/her lifetime only, or may choose to terminate the feature as described under "Can MarketLock For Two be cancelled?"

POLARIS INCOME REWARDS

What is Polaris Income Rewards?

Polaris Income Rewards is an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream. You are guaranteed to receive withdrawals over a minimum number of years that in total equal at least Purchase Payments made in the first 90 days after contract issue as described below, adjusted for withdrawals during that period (the "Benefit"), even if the contract value falls to zero. Polaris Income Rewards does not guarantee lifetime withdrawals but it may offer protection in the event your contract value declines due to unfavorable investment performance. If you are interested in a benefit that provides lifetime withdrawals, PLEASE SEE MARKETLOCK AND MARKETLOCK FOR TWO ABOVE. Polaris Income Rewards has rules and restrictions that are discussed in detail below.

Polaris Income Rewards offers three options. These options provide, over a minimum number of years, a guaranteed minimum withdrawal amount equal to at least your Purchase Payments made in the first 90 days (adjusted for withdrawals) with an opportunity to receive a 10%, 20% or 50% step-up amount. If you take withdrawals prior to the Benefit Availability Date (as defined in the table below), you will receive either no step-up amount or a reduced step-up amount, depending on the option selected.

Each option and its components are described below. You should read each option carefully and discuss the feature with your financial representative before electing an option.

How and when can I elect Polaris Income Rewards?

You may only elect this feature at the time of contract issue. You may not change the option after election. Please refer to the Polaris Income Rewards Summary Table below for the age limitations associated with these features.

Generally, once you elect Polaris Income Rewards, it cannot be cancelled.

Polaris Income Rewards cannot be elected if you elect any other optional Living Benefit. Polaris Income Rewards may not be available through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.

How is the Benefit for Polaris Income Rewards calculated?

In order to determine the Benefit's value, we calculate each of the components as described below. The Benefit's components and value may vary depending on the option you choose. The earliest date you may begin taking withdrawals under the Benefit is the BENEFIT AVAILABILITY DATE. Each one-year period beginning on the contract issue date and ending on the day before the contract anniversary date is considered a BENEFIT YEAR.

What are the three Polaris Income Rewards options?

The table below is a summary of the three Polaris Income Rewards options we are currently offering.

POLARIS INCOME REWARDS SUMMARY:

-----------------------------------------------------------------------------------------
                                                                                MINIMUM
                                                                              WITHDRAWAL
                                                                                PERIOD*
                                                                              (IF MAXIMUM
                                                                                ANNUAL
                                                                  MAXIMUM     WITHDRAWAL
                                      BENEFIT                     ANNUAL        AMOUNT
                        MAXIMUM     AVAILABILITY    STEP-UP     WITHDRAWAL       TAKEN
       OPTION         ELECTION AGE      DATE        AMOUNT     PERCENTAGE***  EACH YEAR)
-----------------------------------------------------------------------------------------
         1             Age 80 or      3 years       10%* of       10% of       11 years
                      younger on     following    Withdrawal    Withdrawal
                      the contract   contract       Benefit    Benefit Base
                      issue date    issue date       Base
-----------------------------------------------------------------------------------------
         2             Age 80 or      5 years       20%* of       10% of       12 years
                      younger on     following    Withdrawal    Withdrawal
                      the contract   contract       Benefit    Benefit Base
                      issue date    issue date       Base
-----------------------------------------------------------------------------------------
         3             Age 70 or     10 years      50%** of       10% of       15 years
                      younger on     following    Withdrawal    Withdrawal
                      the contract   contract       Benefit    Benefit Base
                      issue date    issue date       Base
-----------------------------------------------------------------------------------------

* If you elect Option 1 or 2 and take a withdrawal prior to the Benefit Availability Date, you will not receive a Step-Up Amount. The Minimum Withdrawal Period for Options 1 and 2 will be 10 years if you do not receive a Step-Up Amount.

** If you elect Option 3 and take a withdrawal prior to the Benefit Availability Date, you will receive a reduced Step-Up Amount of 30% of the Withdrawal Benefit Base. The Minimum Withdrawal Period will be 13 years if you receive a reduced Step-Up Amount.

*** For contract holders subject to annual required minimum distributions, the Maximum Annual Withdrawal Amount will be the greater of: (1) the amount indicated in the table above; or (2) the annual required minimum distribution amount associated with your contract value only. Required minimum distributions may reduce your Minimum Withdrawal Period. Please see IMPORTANT INFORMATION section below.

How are the components for Polaris Income Rewards calculated?

First, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments made to the contract during the first 90 days after your contract issue date, adjusted for any withdrawals before the Benefit Availability Date in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal. The calculation of Eligible Purchase Payments does not include any payment enhancements and/or spousal continuation contributions. SEE SPOUSAL CONTINUATION BELOW.

Second, we determine the WITHDRAWAL BENEFIT BASE. On the Benefit Availability Date, the Withdrawal Benefit Base equals the sum of all Eligible Purchase Payments.

Third, we determine the STEP-UP AMOUNT, if any, which is calculated as a specified percentage (listed in the Polaris Income Rewards Summary table above) of the Withdrawal Benefit Base on the Benefit Availability Date. If you elect Option 1 or 2, you will not receive a Step-Up Amount if you take any withdrawals prior to the Benefit Availability Date. If you elect Option 3, the Step-Up Amount will be reduced to 30% of the Withdrawal Benefit Base if you take any withdrawals prior to the Benefit Availability Date. The Step-Up Amount is not considered a Purchase Payment and cannot be used in calculating any other benefits, such as death benefits, contract values or annuitization value.

Fourth, we determine the STEPPED-UP BENEFIT BASE, which is the total amount available for withdrawal under the feature and is used to calculate the minimum time period over which you may take withdrawals under the Polaris Income Rewards feature. The Stepped-Up Benefit Base equals the Withdrawal Benefit Base plus the Step-Up Amount, if any.

Fifth, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which is a stated percentage (listed in the Polaris Income Rewards Summary table above) of the Withdrawal Benefit Base and represents the maximum amount of withdrawals that are available under this feature each Benefit Year after the Benefit Availability Date.

Finally, we determine the MINIMUM WITHDRAWAL PERIOD, which is the minimum period over which you may take withdrawals under the Polaris Income Rewards feature. The Minimum Withdrawal Period is calculated by dividing the Stepped-Up Benefit Base by the Maximum Annual Withdrawal Amount.

What is the fee for Polaris Income Rewards?

The annualized Polaris Income Rewards fee will be assessed as a percentage of the Withdrawal Benefit Base. The fee will be deducted quarterly from the portion of your contract value allocated to the Variable Portfolios starting on the first quarter following the contract issue date and ending upon the termination of the feature. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter.

 ----------------------------------------------------
       CONTRACT YEAR             ANNUALIZED FEE
 ----------------------------------------------------
         0-7 years                    0.65%
 ----------------------------------------------------
        8-10 years                    0.45%
 ----------------------------------------------------
            11+                       None
 ----------------------------------------------------

What are the effects of withdrawals on Polaris Income Rewards?

The Benefit amount, Maximum Annual Withdrawal Amount and Minimum Withdrawal Period may change over time as a result of withdrawal activity. Withdrawals after the Benefit Availability Date equal to or less than the Maximum Annual Withdrawal Amount generally reduce the Benefit by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount will reduce the Benefit in the same proportion that the contract value was reduced at the time of the withdrawal. This means if investment performance is down and contract value is reduced, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a greater reduction of the Benefit. The impact of withdrawals and the effect on each component of Polaris Income Rewards are further explained through the calculations below:

     WITHDRAWAL BENEFIT BASE: Withdrawals prior to the Benefit Availability Date reduce the Withdrawal Benefit Base in the same proportion that the contract value was reduced at the time of the withdrawal. Withdrawals prior to the Benefit Availability Date also eliminate any Step-Up Amount for Options 1 and 2 and reduce the Step-Up Amount to 30% of the Withdrawal Benefit Base for Option 3.

     Withdrawals after the Benefit Availability Date will not reduce the Withdrawal Benefit Base until the sum of withdrawals after the Benefit Availability Date exceeds the Step-Up Amount. Thereafter, any withdrawal or portion of a withdrawal will reduce the Withdrawal Benefit Base as follows:
     (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base will be reduced by the amount of the withdrawal, or (2) If the withdrawal causes total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base is reduced to the lesser of
     (a) or (b), where:

          a. is the Withdrawal Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;

          b. is the Withdrawal Benefit Base immediately prior to the withdrawal reduced in the same proportion by which the contract value is reduced by the amount of the withdrawal.

     STEPPED-UP BENEFIT BASE: Since withdrawals prior to the Benefit Availability Date eliminate any Step-Up Amount for Options 1 and 2, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base if you take withdrawals prior to the Benefit Availability Date. For Option 3, if you take withdrawals prior to the Benefit Availability Date, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base plus the reduced Step-Up Amount which will be 30% of the Withdrawal Benefit Base, adjusted for such withdrawals.

     If you do not take withdrawals prior to the Benefit Availability Date, you will receive the entire Step-Up Amount and the Stepped-Up Benefit Base will equal the Withdrawal Benefit Base plus the Step-Up Amount.

     After the Benefit Availability Date, any withdrawal that does not cause total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount will reduce the Stepped-Up Benefit Base by the amount of the withdrawal. After the Benefit Availability Date, any withdrawal that causes total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount (in that Benefit Year) reduces the Stepped-Up Benefit Base to the lesser of (a) or (b), where:

          a. is the Stepped-Up Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;

          b. is the Stepped-Up Benefit Base immediately prior to the withdrawal reduced in the same proportion by which the contract value is reduced by the amount of the withdrawal.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount does not change for the next Benefit Year. If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated at the start of the next Benefit Year. The new Maximum Annual Withdrawal Amount will equal the Stepped-Up Benefit Base on that Benefit Year anniversary divided by the Minimum Withdrawal Period on that Benefit Year anniversary. The new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amounts.

     MINIMUM WITHDRAWAL PERIOD: After each withdrawal, a new Minimum Withdrawal Period is calculated. If total withdrawals in a Benefit Year are less than or equal to the current Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Stepped-Up Benefit Base after the withdrawal, divided by the current Maximum Annual Withdrawal Amount.

     During any Benefit Year in which the sum of withdrawals exceeds the Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Minimum Withdrawal Period calculated at the end of the prior Benefit Year reduced by one year.

     CONTRACT VALUE: Any withdrawal under the Benefit reduces the contract value by the amount of the withdrawal.

     THE OPTIONAL LIVING BENEFITS EXAMPLES APPENDIX PROVIDES EXAMPLES OF THE EFFECTS OF WITHDRAWALS.

What happens if my contract value is reduced to zero with Polaris Income
Rewards?

If the contract value is zero but the Stepped-Up Benefit Base is greater than zero, a Benefit remains payable under the feature until the Benefit Base is zero. However, the contract and its features and other benefits will be terminated once the contract value equals zero. Once the contract is terminated, you may not make subsequent Purchase Payments and no death benefit or future annuitization payments are available. Therefore, under adverse market conditions, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.

To receive your remaining Benefit, you may select one of the following options:

     1. The current Maximum Annual Withdrawal Amount, paid equally on a quarterly, semi-annual or annual frequency as selected by you until the Stepped-Up Benefit Base equals zero; or

     2.lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or

     3. any payment option mutually agreeable between you and us.

If you do not select a payment option, the remaining Benefit will be paid as the current Maximum Annual Withdrawal Amount on a quarterly basis.

What happens to Polaris Income Rewards upon a spousal continuation?

A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. However, continuation contributions are not considered to be Eligible Purchase Payments. SEE SPOUSAL CONTINUATION BELOW.

Can my non-spousal Beneficiary elect to receive any remaining withdrawals under Polaris Income Rewards upon my death?

If the contract value is greater than zero when the owner dies, a non-spousal Beneficiary must make a death claim under the contract provisions, which terminates Polaris Income Rewards. If the contract value is zero when the owner dies, meaning that no death benefit is payable, but the Stepped-Up Benefit Base is greater than zero, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The components of the feature will not change. SEE DEATH BENEFITS BELOW.

Can Polaris Income Rewards be cancelled?

Once you elect Polaris Income Rewards, you may not cancel the feature. However, there is no charge for Polaris Income Rewards after the 10th contract anniversary.

Additionally, the features automatically terminate upon the occurrence of one of the following:

     1. The Stepped-Up Benefit Base is equal to zero; or

     2. Annuitization of the contract; or

     3. Full surrender of the contract; or

     4. Death benefit is paid; or

     5. Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.

IMPORTANT INFORMATION ABOUT POLARIS INCOME REWARDS

Polaris Income Rewards is designed to offer protection of your initial investment in the event of a significant market downturn. Polaris Income Rewards may not guarantee an income stream based on all Purchase Payments made into your contract. Polaris Income Rewards does not guarantee investment gains nor does it guarantee a withdrawal of any subsequent Purchase Payments made after the 90th day for Polaris Income Rewards following the contract issue date. This feature does not guarantee lifetime income payments. You may never need to rely on Polaris Income Rewards if your contract performs within a historically anticipated range. However, past performance is no guarantee of future results.

WITHDRAWALS UNDER THIS FEATURE ARE TREATED LIKE ANY OTHER WITHDRAWAL FOR THE PURPOSE OF REDUCING THE CONTRACT VALUE, FREE WITHDRAWAL AMOUNTS AND ALL OTHER BENEFITS, FEATURES AND CONDITIONS OF YOUR CONTRACT. PLEASE SEE ACCESS TO YOUR MONEY ABOVE.

If you elect Polaris Income Rewards and need to take withdrawals or are required to take required minimum distributions ("RMD") under the Internal Revenue Code from this contract prior to the Benefit Availability Date, you should know that such withdrawals may negatively affect the value of the Benefit.

Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up RMDs and have elected this feature, your distributions must be automated and will not be recalculated on an annual basis.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE POLARIS INCOME REWARDS (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

CAPITAL PROTECTOR

What is Capital Protector?

Capital Protector is an optional guaranteed minimum accumulation benefit offered on your contract. At the end of 10 full contract years ("Benefit Date"), the feature makes a one-time adjustment ("Benefit") so that your contract will be worth at least the amount of your guaranteed Purchase Payment(s), adjusted for withdrawals as specified below. Capital Protector offers protection in the event that your contract value declines due to unfavorable investment performance.

How and when can I elect Capital Protector?

You may only elect this feature at the time your contract is issued, so long as the Waiting Period ends before your Latest Annuity Date. Capital Protector is not available if you elect any other optional living benefit.

Capital Protector may not be available through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.

Can Capital Protector be cancelled?

Generally, this feature and its corresponding charge cannot be cancelled or terminated prior to the Benefit Date. The feature terminates automatically following the Benefit Date. In addition, the feature will no longer be available and no Benefit will be paid if a death benefit is paid or if the contract is fully surrendered or annuitized before the Benefit Date.

How is the Benefit calculated for Capital Protector?

The Benefit is a one-time adjustment to your contract in the event that your contract value on the Benefit Date is less than the Purchase Payments made in the contract's first 90 days.

The Benefit is equal to your Benefit Base, as defined below, minus your contract value on the Benefit Date. If the resulting amount is positive, you will receive a Benefit under the feature. If the resulting amount is negative, you will not receive a Benefit.

Your Benefit Base is equal to (a) minus (b) where:

     (a) is the Purchase Payments received on or after the contract issue date in the contract's first 90 days, and;

     (b) is an adjustment for all withdrawals and applicable fees and charges made subsequent to the contract issue date, in an amount proportionate to the amount by which the withdrawal decreased the contract value at the time of the withdrawal.

What is the fee for Capital Protector?

The annualized fee will be deducted from your contract value each quarter throughout the first 10 full contract years, beginning at the end of the first contract quarter following the contract issue date and up to and including on the Benefit Date. Once the feature is terminated, as discussed above, the charge will no longer be deducted. We will also not assess the quarterly fee if you surrender or annuitize before the end of the quarter.

----------------------------------------------------------------------------------
             CONTRACT YEAR                            ANNUALIZED FEE*
----------------------------------------------------------------------------------
                  0-5                                      0.65%
----------------------------------------------------------------------------------
                  6-10                                     0.45%
----------------------------------------------------------------------------------
                  11+                                       none
----------------------------------------------------------------------------------

* As a percentage of your contract value minus Purchase Payments received after the 90th day since the contract issue date.

What happens to Capital Protector upon a spousal continuation?

If your spouse chooses to continue this contract upon your death, this feature cannot be terminated until 10 full contract years have passed starting from the original issue date. Therefore, the corresponding Benefit Date will not change as a result of a spousal continuation. SEE SPOUSAL CONTINUATION BELOW.

IMPORTANT INFORMATION ABOUT CAPITAL PROTECTOR

Capital Protector only guarantees Purchase Payments made in the first 90 days after issue. If you plan to add subsequent Purchase Payments after the first 90 days, you should know that Capital Protector would not protect those payments.

Since Capital Protector may not guarantee a return of all Purchase Payments, it is important to realize that subsequent Purchase Payments made into the contract may decrease the value of the Benefit. For example, if near the end of the Benefit Date your Benefit Base is greater than your contract value, and you then make a subsequent Purchase Payment that causes your contract value to be larger than your Benefit Base on your Benefit Date, you will not receive any Benefit even though you have paid for Capital Protector throughout the first 10 full contract years. You should discuss making subsequent Purchase Payments with your financial representative as such activity may reduce or eliminate the value of the Benefit.

We will allocate the Benefit, if any, on the Benefit Date to the Cash Management Variable Portfolio. Any Benefit paid is not considered a Purchase Payment for purposes of calculating other benefits or features of your contract. Other contract benefits based on earnings, will continue to define earnings as the difference between contract value and Purchase Payments adjusted for withdrawals. For information about how the Benefit is treated for income tax purposes, you should consult a qualified tax advisor for information concerning your particular circumstances.
WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE CAPITAL PROTECTOR (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

        ----------------------------------------------------------------
        ----------------------------------------------------------------
                                 DEATH BENEFITS
        ----------------------------------------------------------------
        ----------------------------------------------------------------

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. You must select a death benefit option at the time you purchase your contract. Once selected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.

We do not pay a death benefit if you die after you switch to the Income Phase. In that case, your Beneficiary would receive any remaining guaranteed annuity income payments in accordance with the annuity income option you selected. SEE INCOME OPTIONS BELOW.

You designate your Beneficiary, who will receive any death benefit payments. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. If your contract is jointly owned, the surviving joint owner is the sole beneficiary.

We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death. All death benefit calculations discussed below are made as of the day a death benefit request is received by us in good order (including satisfactory proof of death) if the request is received before Market Close. If the death benefit request is received after Market Close, the death benefit calculations will be as of the next business day. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.

If a Beneficiary does not elect a specific form of pay out, within 60 days of our receipt of all required paperwork and satisfactory proof of death, we pay a lump sum death benefit to the Beneficiary.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an annuity income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the Contract. SEE SPOUSAL CONTINUATION BELOW.

A Beneficiary may also elect to continue the contract and take the death benefit amount in a series of payments based upon the Beneficiary's life expectancy under the Extended Legacy program described below, subject to the applicable Internal Revenue Code distribution requirements. Payments must begin no later than the first anniversary of death for Non-qualified contracts or December 31st of the year following the year of death for IRAs. Your Beneficiary cannot participate in the Extended Legacy program if your he/she has already elected another payout option. Beneficiaries who do not begin taking payments within these specified time periods will not be eligible to elect an income option or participate in the Extended Legacy program.

EXTENDED LEGACY PROGRAM AND BENEFICIARY CONTINUATION OPTIONS

The Extended Legacy program can allow a Beneficiary to take the death benefit amount in the form of income payments over a longer period of time with the flexibility to withdraw more than the IRS required minimum distribution if they wish. The contract continues in the original owner's name for the benefit of the Beneficiary. The Extended Legacy program allows the Beneficiary to take distributions in the form of a series of payments similar to the required minimum distributions under an IRA. Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary's life expectancy as determined in the calendar year after your death. A Beneficiary may withdraw all or a portion of the contract value at any time, name their own beneficiary to receive any remaining unpaid interest in the contract in the event of their death and make transfers among investment options. If the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required paperwork, we will increase the contract value by the amount which the death benefit exceeds contract value. Participation in the program may impact certain features of the contract that are detailed in the Death Claim Form. Please see your financial representative for additional information.

Other Beneficiary Continuation Options

Alternatively to the Extended Legacy program, the Beneficiary may also elect to receive the death benefit under a 5-year payout option. The Beneficiary may take withdrawals as desired, but the entire contract value must be distributed by the fifth anniversary of death for Non-qualified contracts or by December 31st of the year containing the fifth anniversary of death for IRAs. For IRAs, the 5-year payout option is not available if the date of death is after the required beginning date for distributions (April 1 of the year following the year the owner reaches the age of 70 1/2).

Please consult a qualified advisor regarding tax implications and your particular circumstances.

DEATH BENEFIT DEFINED TERMS

The term "Net Purchase Payment" is used frequently in describing the death benefit payable. Net Purchase Payment is an on-going calculation. It does not represent a contract value.

We define Net Purchase Payments as Purchase Payments less an adjustment for each withdrawal, including fees and charges applicable to that withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equals total Purchase Payments into your contract. To calculate the adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced the contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal by the contract value immediately before taking the withdrawal. The resulting percentage is then multiplied by the amount of the total Purchase Payments and subtracted from the amount of the total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment.

To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced, by taking the amount of the withdrawal in relation to the contract value immediately before the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal, by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.

The term "withdrawals" as used in describing the death benefit options is defined as withdrawals and the fees and charges applicable to those withdrawals.

THE COMPANY DOES NOT ACCEPT PURCHASE PAYMENTS FROM ANYONE AGE 86 OR OLDER. THEREFORE, THE DEATH BENEFIT CALCULATIONS ASSUME THAT NO PURCHASE PAYMENTS ARE RECEIVED ON OR AFTER YOUR 86TH BIRTHDAY.

STANDARD DEATH BENEFIT

If the contract is issued prior to your 83rd birthday, the standard death benefit on your contract is the greater of:

     1.  Contract value; or

     2.  Net Purchase Payments.

If the contract is issued on or after the 83rd birthday but prior to your 86th birthday, the standard death benefit on your contract is the greater of:

     1.  Contract value; or

     2.  The lesser of:

          a.  Net Purchase Payments; or

          b.  125% of Contract Value.

OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

For an additional fee, you may elect the optional Maximum Anniversary Value death benefit described below which can provide greater protection for your beneficiaries. If you elect the optional Maximum Anniversary Value death benefit, you must choose it at the time you purchase your contract and you cannot change your election thereafter at any time. The fee for the optional Maximum Anniversary Value death benefit is 0.25% of the average daily ending value of the assets you have allocated to the Variable Portfolios.

If the contract is issued prior to your 83rd birthday, the death benefit is the greatest of:

     1. Contract value; or

     2. Net Purchase Payments; or

     3. Maximum anniversary value on any contract anniversary prior to your 83rd birthday. The anniversary values equal the contract value on a contract anniversary, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Net Purchase Payments since that anniversary.

The Maximum Anniversary Value option can only be elected prior to your 83rd birthday.

Under the Maximum Anniversary Value option, if you die on or after your 90th birthday the death benefit is equal to your contract value. Accordingly, you will not get any benefit from this option if you are age 90 or older at the time of death.

If you die on or after your 90th birthday, the Standard Death Benefit may provide more value to your beneficiaries than the Maximum Anniversary Value option. Further, there is no additional charge for the Standard Death Benefit and there is an additional charge for the Maximum Anniversary Value option. You should discuss the death benefit options with your financial representative prior to making an election.

For contracts in which the aggregate of all Purchase Payments in contracts issued by AIG SunAmerica Life and/or First SunAmerica to the same owner/annuitant are in excess of $1,000,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

SPOUSAL CONTINUATION

The Continuing Spouse may elect to continue the contract after your death. Generally, the contract and its benefit and elected features, if any, remain the same. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original owner of the contract. A spousal continuation can only take place once, upon the death of the original owner of the contract.

To the extent that the Continuing Spouse invests in the Variable Portfolios, they will be subject to investment risk as was the original owner.

Upon a spousal continuation, we will contribute to the contract value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original owner, exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and proof of death of the original owner in a form satisfactory to us ("Continuation Date"). The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except the death benefit following the Continuing Spouse's death. Generally, the age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the contract. SEE THE SPOUSAL CONTINUATION APPENDIX FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS AFTER A SPOUSAL CONTINUATION.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

PLEASE SEE OPTIONAL LIVING BENEFITS AND DEATH BENEFITS ABOVE FOR INFORMATION ON THE EFFECT OF SPOUSAL CONTINUATION ON THOSE BENEFITS.

        ----------------------------------------------------------------
        ----------------------------------------------------------------
                                    EXPENSES
        ----------------------------------------------------------------
        ----------------------------------------------------------------

There are fees and expenses associated with your contract which reduce your investment return. We will not increase the contract level fees, such as Separate Account or withdrawal charges for the life of your contract. Underlying Fund fees may increase or decrease.

SEPARATE ACCOUNT EXPENSES

The mortality and expense risk charge and distribution expense charge is 1.52% of the average daily ending net asset value allocated to the Variable Portfolios. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any cost or expense including supporting distribution. SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

WITHDRAWAL CHARGES

The contract provides a free withdrawal amount every contract year. SEE ACCESS TO YOUR MONEY ABOVE. You may incur a withdrawal charge if you take a withdrawal in excess of the free withdrawal amount and/or if you fully surrender your contract.

We apply a withdrawal charge against each Purchase Payment you contribute to the contract. After a Purchase Payment has been in the contract for four complete years, a withdrawal charge no longer applies to that Purchase Payment. The withdrawal charge percentage declines over time for each Purchase Payment in the contract. The withdrawal charge schedule is as follows:

----------------------------------------------------------------
     YEAR SINCE RECEIPT         1        2        3        4        5
-------------------------------------------------------------------------
 WITHDRAWAL CHARGE              7%       6%       6%       5%       0%
-------------------------------------------------------------------------

When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered as coming from earnings first, then Purchase Payments. SEE ACCESS TO YOUR MONEY ABOVE.

Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you fully surrender your contract value, we deduct any applicable withdrawal charges from the amount surrendered.

We will not assess a withdrawal charge when we pay a death benefit, assess contract fees and/or when you switch to the Income Phase.

Withdrawals made prior to age 59 1/2 may result in tax penalties. SEE TAXES
BELOW.

UNDERLYING FUND FEES
INVESTMENT MANAGEMENT FEES

Each Variable Portfolio purchases shares of a corresponding Underlying Fund. The Accumulation Unit value for each Variable Portfolio reflects the investment management fees and other expenses of the corresponding Underlying Funds. The Accumulation Unit value for Variable Portfolios that invest in Feeder Funds also will reflect the investment management fee and other expenses of the corresponding Master Fund in which the Feeder Funds invest. These fees may vary. They are not fixed or specified in your annuity contract, rather the Underlying Funds are governed by their own boards of trustees.

12b-1 FEES

Shares of certain Trusts may be subject to fees imposed under a distribution and/or servicing plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.

There is an annualized 0.25% fee applicable to the Class 3 shares of Anchor Series Trust and SunAmerica Series Trust, Class II shares of the Van Kampen Life Investment Trust, and shares of Columbia Funds Variable Insurance Trust I. This amount is generally used to pay financial intermediaries for services provided over the life of your contract.

For more detailed information on these Underlying Fund fees, refer to the prospectuses for the Trusts.

CONTRACT MAINTENANCE FEE

During the Accumulation Phase, we deduct a contract maintenance fee of $35 from your contract once per year on your contract anniversary. This charge compensates us for the cost of administering your contract. The fee is deducted proportionately from your contract value on your contract anniversary by redeeming the number of Accumulation Units invested in the Variable Portfolios which equals the amount of the fee. If you withdraw your entire contract value, we will deduct the contract maintenance fee from that withdrawal.

If your contract value is $50,000 or more on your contract anniversary date, we currently waive this fee. This waiver is subject to change without notice.

TRANSFER FEE

Generally, we permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year. SEE TRANSFERS DURING THE ACCUMULATION PHASE ABOVE.

OPTIONAL MARKETLOCK FEE

The annualized MarketLock fee will be assessed as a percentage of the MAV Benefit Base. The fee will be deducted quarterly from the portion of your contract value allocated to the Variable Portfolios starting on the first quarter following the contract issue date and ending upon the termination of the feature. If your contract value and/or MAV Benefit Base falls to zero before the feature has been terminated, the fee will no longer be assessed. However, if the MAV Benefit Base is adjusted upwards at a later date because the current anniversary value is greater than both the current and any previous anniversary values, the calculation and deduction of the fee will resume. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter. The fee is as follows:

----------------------------------------------------
                                ANNUALIZED FEE
----------------------------------------------------
 All years in which the
   feature is in effect              0.65%
----------------------------------------------------

OPTIONAL MARKETLOCK FOR TWO FEE

The annualized MarketLock For Two fee will be assessed as a percentage of the MAV Benefit Base for all years in which the feature is in effect. It is calculated as 0.40% of the MAV Benefit Base prior to any withdrawal being taken and 0.80% of the MAV Benefit Base after the first withdrawal is taken. The fee will be deducted quarterly from the portion of your contract value allocated to the Variable Portfolios starting on the first quarter following the contract issue date and ending upon the termination of the feature. The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios which equal the amount of the fee. If your contract value and/or MAV Benefit Base falls to zero before the feature has been terminated, the fee will no longer be assessed. However, if the MAV Benefit Base is adjusted upwards at a later date because the current anniversary value is greater than both the current and any previous anniversary values, the calculation and deduction of the fee will resume. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter. The fee is as follows:

----------------------------------------------------
 ALL YEARS IN WHICH THE
  FEATURE IS IN EFFECT          ANNUALIZED FEE
----------------------------------------------------
 Prior to any Withdrawal             0.40%
----------------------------------------------------
 After the First                     0.80%
   Withdrawal
----------------------------------------------------

OPTIONAL POLARIS INCOME REWARDS FEE

The annualized Polaris Income Rewards fee will be assessed as a percentage of the Withdrawal Benefit Base. The fee will be deducted quarterly from the portion of your contract value allocated to the Variable Portfolios starting on the first quarter following the contract issue date and ending upon the termination of the feature. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter. The fee is as follows:

----------------------------------------------------
      CONTRACT YEAR             ANNUALIZED FEE
----------------------------------------------------
        0-7 years                    0.65%
----------------------------------------------------
       8-10 years                    0.45%
----------------------------------------------------
        11+ years                    none
----------------------------------------------------

OPTIONAL CAPITAL PROTECTOR FEE

The annualized Capital Protector fee is calculated as a percentage of the portion of your contract value allocated to the Variable Portfolios minus Purchase Payments received after the 90th day since contract issue date. If you elect the feature, the fee is deducted at the end of the first contract quarter and quarterly thereafter from your contract value. However, upon surrender or annuitization, we reserve the right to deduct the quarterly fee incurred. The fee is as follows:

----------------------------------------------------------------------------------
             CONTRACT YEAR                             ANNUALIZED FEE
----------------------------------------------------------------------------------
                  0-5                                      0.65%
----------------------------------------------------------------------------------
                  6-10                                     0.45%
----------------------------------------------------------------------------------
                  11+                                       none
----------------------------------------------------------------------------------

OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT FEE

The fee for the optional death benefit is 0.25% of the average daily ending net asset value allocated to the Variable Portfolio(s).

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED

Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We reserve the right to reduce or waive certain fees and expenses when this type of sale occurs. In addition, we may also credit additional amounts to contracts sold to such groups. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.

The Company may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP AT ANY TIME.

        ----------------------------------------------------------------
        ----------------------------------------------------------------
                                 INCOME OPTIONS
        ----------------------------------------------------------------
        ----------------------------------------------------------------

ANNUITY DATE

During the Income Phase, we use the money accumulated in your contract to make regular annuity income payments to you. You may switch to the Income Phase at any time 13 or more months after contract issue. You must provide us with a written request of the date you want annuity income payments to begin. Your annuity date is the first day of the month you select annuity income payments to begin ("Annuity Date"). You may change your Annuity Date, so long as you do so at least seven days before the annuity income payments are scheduled to begin. Except as indicated under Option 5 below, once you begin receiving annuity income payments, you cannot otherwise access your money through a withdrawal or surrender.

Annuity income payments must begin on or before your Latest Annuity Date. If you do not choose an Annuity Date, your income payments will automatically begin on the Latest Annuity Date.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences. In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES BELOW.

ANNUITY INCOME OPTIONS

You must contact us to select an annuity income option. Once you begin receiving annuity income payments, you cannot change your annuity income option before beginning the Income Phase. If you elect to receive annuity income payments but do not select an option, your annuity income payments shall be in accordance with Option 4 for a period of 10 years; for annuity income payments based on joint lives, the default is Option 3 for a period of 10 years.

We base our calculation of annuity income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant. If we do not receive a new annuitant election, you may not select an annuity income option based on the life of the Annuitant.

OPTION 1 - LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant. Annuity income payments stop when the Annuitant dies.

OPTION 2 - JOINT AND SURVIVOR LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make annuity income payments during the lifetime of the survivor. Annuity income payments stop when the survivor dies.

OPTION 3 - JOINT AND SURVIVOR LIFE INCOME ANNUITY WITH 10 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10. If the Annuitant and the survivor die before all of the guaranteed annuity income payments have been made, the remaining annuity income payments are made to the Beneficiary under your contract.

OPTION 4 - LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract.

OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides annuity income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract. Additionally, if variable annuity income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed annuity income payments being made) may redeem any remaining guaranteed variable annuity income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable annuity income payments. If provided for in your contract, any applicable withdrawal charge will be deducted from the discounted value as if you fully surrendered your contract.

The value of an Annuity Unit, regardless of the option chosen, takes into account the mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

Please read the Statement of Additional Information for a more detailed discussion of the annuity income options.

FIXED OR VARIABLE INCOME PAYMENTS

You can choose annuity income payments that are fixed, variable or both. Unless otherwise elected, if at the date when income payments begin you are invested in the Variable Portfolios only, your annuity income payments will be variable and if your money is only in Fixed Accounts at that time, your annuity income payments will be fixed in amount. Further, if you are invested in both fixed and variable investment options when annuity income payments begin, your payments will be fixed and variable, unless otherwise elected. If annuity income payments are fixed, the Company guarantees the amount of each payment. If the annuity income payments are variable, the amount is not guaranteed.

ANNUITY INCOME PAYMENTS

We make annuity income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected annuity income option results in annuity income payments of less than $50 per payment, we may decrease the frequency of payments.

If you are invested in the Variable Portfolios after the Annuity Date, your annuity income payments vary depending on the following:

     - for life options, your age when annuity income payments begin; and

     - the contract value attributable to the Variable Portfolios on the Annuity Date; and

     - the 3.5% assumed investment rate used in the annuity table for the contract; and

     - the performance of the Variable Portfolios in which you are invested during the time you receive annuity income payments.

If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the Fixed Accounts and Variable Portfolios also impacts the amount of your annuity income payments.

The value of variable annuity income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable annuity income payments generally increase or decrease from one annuity income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the annuity income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the annuity income payments will increase and if it is less than the AIR, the annuity income payments will decline.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. SEE ALSO ACCESS TO YOUR MONEY ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM A VARIABLE PORTFOLIO MAY BE SUSPENDED OR POSTPONED.

        ----------------------------------------------------------------
        ----------------------------------------------------------------
                                     TAXES
        ----------------------------------------------------------------
        ----------------------------------------------------------------

NOTE: THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE; THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program, as an individual retirement annuity, or under an individual retirement account, your contract is referred to as a Qualified Contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and Individual Retirement Accounts (IRAs), Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a Roth 403(b) or a Roth 401(k) account, and you may have cost basis in a traditional IRA or in another Qualified Contract.

If available and you elect an optional living benefit, the application of certain tax rules, including those rules relating to distributions from your contract, are not entirely clear. While such benefits are not intended to adversely affect the tax treatment of distributions or of the contract, based on available guidance, you should be aware that little such guidance is available. In view of this uncertainty, you should consult a tax advisor before purchasing a guaranteed minimum withdrawal benefit rider and/or other optional living benefit.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make partial or total withdrawals from a Non-Qualified contract, the IRC generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other purchase payments and earnings in the contract. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase Payment. Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Additionally, the taxable portion of any withdrawals, whether annuitized or other withdrawals, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:

     - after attaining age 59 1/2;

     - when paid to your beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age
       59 1/2, whichever is later;

     - under an immediate annuity contract;

     - which are attributable to Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(b) ELIGIBLE DEFERRED COMPENSATION PLANS)

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as income payments will be taxable income. Exceptions to this general include withdrawals attributable to after-tax Roth IRA, Roth 403(b), and Roth 401(k) contributions. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from Roth 403(b) and Roth 401(k) accounts, and withdrawals generally from Qualified Contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Withdrawals from Roth IRA, Roth 403(b) and Roth 401(k) accounts which satisfy certain qualification requirements, including the Owner's attainment of age 59 1/2 and at least five years in a Roth account under the plan or IRA, will not be subject to federal income taxation.

The taxable portion of any withdrawal or income payment from a Qualified Contract will be subject to an additional 10% penalty tax, under the IRC, except in the following circumstances:

     - after attainment of age 59 1/2;

     - when paid to your beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

     - dividends paid with respect to stock of a corporation described in IRC
       Section 404(k);

     - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     - payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs)

     - for payment of health insurance if you are unemployed and meet certain requirements

     - distributions from IRAs for higher education expenses

     - distributions from IRAs for first home purchases

     - amounts distributed from a Code Section 457(b) plan other than amounts representing rollovers from an IRA or employer sponsored plan to which the 10% penalty would otherwise apply.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. Transfers among 403(b) annuities and/or 403(b)(7) custodial accounts generally are subject to rules set out in the Code, regulations, IRS pronouncements, and other applicable legal authorities. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.

MINIMUM DISTRIBUTIONS

Generally, the IRC requires that you begin taking annual distributions from Qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own an IRA, you must begin taking distributions when you attain age 70 1/2. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

The IRS issued regulations, effective January 1, 2003, regarding required minimum distributions from Qualified annuity contracts. One of the regulations effective January 1, 2006 requires that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits and living benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these new regulations with your tax advisor.

TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits the IRS may consider these benefits "incidental death benefits" or "life insurance." The IRC imposes limits on the amount of the incidental benefits and/or life insurance allowable for Qualified contracts and the employer-sponsored plans under which they are purchased. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract, and in some cases could adversely impact the qualified status of the Qualified contract or the plan. You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a Non-qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non- Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the manager of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-qualified contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-qualified Contract, could be treated as the owner of the Underlying Fund. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified contracts in the future.

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                               OTHER INFORMATION
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FIRST SUNAMERICA LIFE

The Company is a stock life insurance company originally organized under the laws of the state of New York on December 5, 1978. Its principal place of business is 733 Third Avenue, New York, New York 10017. The Company conducts life insurance and annuity business in the state of New York. The Company is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

THE SEPARATE ACCOUNT

The Company originally established the Separate Account, FS Variable Separate Account, under New York law on September 9, 1994. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act, as amended.

The Company owns the assets in the Separate Account. However, the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by the Company. Income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.

THE GENERAL ACCOUNT

Money allocated to any Fixed Accounts goes into the Company's general account. The general account consists of all of the company's assets other than assets attributable to a Separate Account. All of the assets in the general account are chargeable with the claims of any of the Company's contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

The Company has a support agreement in effect between the Company and its ultimate parent company, AIG, and the Company's insurance policy obligations are guaranteed by American Home Assurance Company ("American Home"), a subsidiary of AIG. See the Statement of Additional

Information for more information regarding these arrangements.

Circumstances affecting AIG can have an impact on the Company. For example, downgrades or other ratings actions taken by the major rating agencies with respect to AIG can result in corresponding downgrades and ratings actions being taken with respect to the Company's ratings. There can be no assurance that such ratings agencies will not take further action with respect to such ratings. Accordingly, we can give no assurance that any further changes in circumstances for AIG will not impact us.

GUARANTEE OF INSURANCE OBLIGATIONS

Insurance obligations under contracts issued by the Company are guaranteed by American Home, an affiliate of the Company. Insurance obligations include, without limitation, contract value invested in any available Fixed Accounts, death benefits, living benefits and income options. The guarantee does not guarantee contract value or the investment performance of the Variable Portfolios available under the contracts. The guarantee provides that the Company's contract owners can enforce the guarantee directly.

The Company expects that the American Home guarantee will be terminated within the next year. However, the insurance obligations on contracts issued prior to termination of the American Home guarantee would continue to be covered, including obligations arising from Purchase Payments received after termination, until satisfied in full.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is a wholly owned subsidiary of AIG.

PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT

PAYMENTS TO BROKER-DEALERS

Registered representatives of broker-dealers sell the contract. We pay commissions to the broker-dealers for the sale of your contract ("Contract Commissions"). There are different structures by which a broker-dealer can choose to have their Contract Commissions paid. For example, as one option, we may pay upfront Contract Commission only, that may be up to a maximum 7% of each Purchase Payment you invest (which may include promotional amounts). Another option may be a lower upfront Contract Commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value annually. Generally, the higher the upfront commissions, the lower the trail and vice versa. We pay Contract Commissions directly to the broker-dealer with whom your registered representative is affiliated. Registered representatives may receive a portion of these amounts we pay in accordance with any agreement in place between the registered representative and his/her broker-dealer firm.

We may pay support fees in the form of additional cash or non-cash compensation. These payments can take a variety of forms. They may be intended to reimburse the broker-dealer and/or a specific registered representative for specific expenses incurred or may be calculated as a percentage of sales, certain assets under management, and/or assets invested with us for a particular amount of time (persistency bonus). We may also pay support fees as a flat fee. These payments may be consideration for, among other things, presentation within the broker-dealer firm as a preferred product provider, greater access to train and educate the firm's registered representatives about our products, our participation in the firm's sales conferences and educational seminars and broker-dealers' due diligence on our products. Payment of these support fees may result in our products receiving more visible promotion within the firms than other insurers who might not make such payments or might pay smaller amounts. We enter into such arrangements in our discretion and we may negotiate customized arrangements with firms, including affiliated and non-affiliated broker-dealers based on various factors. We do not deduct these amounts directly from your Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the contract.

Contract commissions and other support fees have a financial impact on the broker-dealer firm and your registered representative and therefore may influence the broker-dealer and its registered representatives to present this contract over others available in the market place. You should discuss with your broker-dealer and/or registered representative how they are compensated for sales of a contract and any resulting real or perceived conflicts of interest.

AIG SunAmerica Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. AIG SunAmerica Capital Services, an affiliate of the Company, is a registered broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are retained in connection with the distribution of the contracts.

PAYMENTS WE RECEIVE

In addition to amounts received pursuant to established 12b-1 Plans from the Underlying Funds, we receive compensation of up to 0.50% annually based on assets under management from certain Trusts' investment advisers or their affiliates for services related to the availability of the Underlying Funds in the contract. We receive such payments in connection with each of the Trusts available in this Contract. Furthermore, certain investment advisers and/or subadvisers may help offset the costs we incur for training to support sales of the Underlying Funds in the contract.

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 99NY-SUN, if you have any comment, question or service request.

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations immediately. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. From time to time, the Company is party to various kinds of litigation incidental to its business operations. In management's opinion, these matters are not material in relation to the financial position of the Company.

On February 9, 2006, AIG announced that it had reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Securities & Exchange Commission ("SEC"), the Office of the New York Attorney General and the New York State Department of Insurance ("NYAG and DOI"). The settlements resolved outstanding litigation filed by the SEC, NYAG and DOI against AIG and conclude negotiations with these authorities and the DOJ in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the settlement, the Company obtained temporary permission from the SEC to continue to serve as a depositor for separate accounts. The Company expects permanent permission to be forthcoming, as the SEC has granted this type of relief to others in the past in similar circumstances. There is no assurance that permanent permission will be granted, however.

FINANCIAL STATEMENTS

AIG SUPPORT AGREEMENT
AIG has entered into a support agreement with the Company under which AIG has agreed to cause the Company to maintain a minimum net worth and liquidity to meet its policy obligations. The support agreement requires AIG to make payments solely to the Company and not to the policyholders. Under no circumstance can a policyholder proceed directly against AIG for payment on its own behalf; all actions under the support agreements must be brought by the Company, or if the Company fails to enforce its rights, by a policyholder on behalf of the Company.

WHERE YOU CAN FIND MORE INFORMATION

The SEC allows us to "incorporate by reference" some of the information the Company and AIG files with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this prospectus.

We incorporate by reference the consolidated financial statements (including notes and financial statement schedules thereto) and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control Over Financial Reporting) of AIG included in AIG's Amended Annual Report on Form 10-K/A for the year ended December 31, 2005, filed on June 19, 2006, in reliance on the report (which contains an adverse opinion on the effectiveness of internal control over financial reporting) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AIG is subject to the informational requirements of the Exchange Act. AIG files reports and other information with the SEC to meet those requirements. AIG files this information electronically pursuant to EDGAR, and it is available to the public through the SEC's website at http://www.sec.gov. You can also inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
100 F. Street, N.E., Room 1580
Washington, DC 20549

CHICAGO, ILLINOIS
175 W. Jackson Boulevard
Chicago, IL 60604

NEW YORK, NEW YORK
3 World Financial, Room 4300
New York, NY 10281

To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed. The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to the Company's Annuity Service Center, as follows:

First SunAmerica Life Insurance Company
Annuity Service Center
P.O. Box 54299
Los Angeles, California 90054-0299
Telephone Number: (800) 99NY-SUN

The financial statements of the Company, the Separate Account and American Home can be found in the Statement of Additional Information ("SAI"). You may obtain a free copy of this SAI if you contact our Annuity Service Center at (800) 99NY-SUN.

REGISTRATION STATEMENTS

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

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                              TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION
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Additional information concerning the operations of the Separate Account is contained in the Statement of Additional Information, which is available without charge upon written request. Please use the request form at the back of this prospectus and send it to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 99NY-SUN. The contents of the SAI are listed below.

Separate Account................................    3
American Home Assurance Company.................    3
General Account.................................    3
Support Agreement Between the Company and AIG...    4
Master-Feeder Structure.........................    4
Performance Data................................    4
Annuity Income Payments.........................    7
Annuity Unit Values.............................    7
Taxes...........................................   10
Distribution of Contracts.......................   14
Financial Statements............................   15

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           APPENDIX A - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION
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--------------------------------------------------------------------------------

Capitalized terms used in this Appendix have the same meaning as they have in prospectus.

The term "Continuation Net Purchase Payment" is used frequently to describe the death benefit options payable to the beneficiary of the Continuing Spouse. We define Continuation Net Purchase Payment as Net Purchase Payments made as of the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawal, Continuation Net Purchase Payments equals the contract value on the Continuation Date, including the Continuation Contribution.

THE COMPANY WILL NOT ACCEPT PURCHASE PAYMENTS FROM ANYONE AGE 86 OR OLDER. FURTHERMORE, THE DEATH BENEFIT CALCULATIONS ASSUME THAT NO PURCHASE PAYMENTS ARE RECEIVED ON OR AFTER YOUR 86TH BIRTHDAY.

STANDARD DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH

If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit will be the greater of:

          a. Contract value; or

          b. Continuation Net Purchase Payments.

If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the greater of:

          a. Contract value; or

          b. The lesser of:

             (1) Continuation Net Purchase Payments; or

             (2) 125% of the contract value.

If the Continuing Spouse is age 86 and older on the Continuation Date or age 90 and older at death, the death benefit is equal to the contract value.

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH

If the Enhanced Death Benefit is applicable upon the Continuing Spouse's death, we will pay the Beneficiary this death benefit.

If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit will be the greatest of:

          a. Contract value; or

          b. Continuation Net Purchase Payments; or

          c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date after the Continuation Date, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Continuation Net Purchase Payments received since that anniversary date.

If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the Standard Death Benefit described above and the fee for the Maximum Anniversary Value option will not longer be deducted as of the Continuation Date.

If the Continuing Spouse is age 86 and older on the Continuation Date or age 90 or older on the date of death, the death benefit is equal to contract value.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

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                 APPENDIX B - OPTIONAL LIVING BENEFIT EXAMPLES
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--------------------------------------------------------------------------------

The following examples demonstrate the operation of the Polaris Income Rewards, MarketLock and MarketLock For Two features:

POLARIS INCOME REWARDS

EXAMPLE 1 OF POLARIS INCOME REWARDS:

Assume you elect Polaris Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. If you make no additional Purchase Payments and no withdrawals, your Withdrawal Benefit Base is $100,000 on the Benefit Availability Date.

Your Stepped-Up Benefit Base equals Withdrawal Benefit Base plus the Step-Up Amount ($100,000 + (20% X $100,000) = $120,000). Your Maximum Annual Withdrawal Amount as of the Benefit Availability Date is 10% of your Withdrawal Benefit Base ($100,000 X 10% = $10,000). The Minimum Withdrawal Period is equal to the Stepped-Up Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 12 years ($120,000/$10,000). Therefore, you may take up to $120,000 in withdrawals of up to $10,000 annually over a minimum of 12 years beginning on or after the Benefit Availability Date.

EXAMPLE 2 - IMPACT OF WITHDRAWALS PRIOR TO THE BENEFIT AVAILABILITY DATE FOR POLARIS INCOME REWARDS OPTIONS 1 AND 2:

Assume you elect Polaris Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $11,000 prior to the Benefit Availability Date. Prior to the withdrawal, your contract value is $110,000. You make no other withdrawals before the Benefit Availability Date.

Immediately following the withdrawal, your Withdrawal Benefit Base is recalculated by first determining the proportion by which your contract value was reduced by the withdrawal ($11,000/$110,000 = 10%). Next, we reduce your Withdrawal Benefit Base by the percentage by which the contract value was reduced by the withdrawal ($100,000 - (10% X 100,000) = $90,000). Since the
Step-Up Amount is zero because a withdrawal was made prior to the Benefit Availability Date, your Stepped-Up Benefit Base on the Benefit Availability Date equals your Withdrawal Benefit Base. Therefore, the Stepped-Up Benefit Base also equals $90,000. Your Maximum Annual Withdrawal Amount is 10% of the Withdrawal Benefit Base on the Benefit Availability Date ($90,000). This equals $9,000. Therefore, you may take withdrawals of up to $9,000 annually over a minimum of 10 years ($90,000/$9,000 = 10).

EXAMPLE 3 - IMPACT OF WITHDRAWALS PRIOR TO THE BENEFIT AVAILABILITY DATE FOR POLARIS INCOME REWARDS OPTION 3:

Assume you elect Polaris Income Rewards Option 3 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $11,000 prior to the Benefit Availability Date. Prior to the withdrawal, your contract value is $110,000. You make no other withdrawals before the Benefit Availability Date.

Immediately following the withdrawal, your Withdrawal Benefit Base is recalculated by first determining the proportion by which your contract value was reduced by the withdrawal ($11,000/$110,000 = 10%). Next, we reduce your Withdrawal Benefit Base by the percentage by which the contract value was reduced by the withdrawal ($100,000 - (10% X 100,000) = $90,000). Since the withdrawal occurred prior to the Benefit Availability Date, your Step-Up Amount will be reduced to 30% of your Withdrawal Benefit Base ((30% X $90,000) = $27,000). Therefore, your Stepped-Up Benefit Base on the Benefit Availability Date equals the Withdrawal Benefit Base plus the Step-Up Amount (($90,000 + $27,000) = $117,000). Your Maximum Annual Withdrawal Amount is 10% of the Withdrawal Benefit Base on the Benefit Availability Date ($90,000). This equals $9,000. Therefore, you may take withdrawals of up to $9,000 annually over a minimum of 13 years ($117,000/$9,000 = 13).

EXAMPLE 4 - IMPACT OF WITHDRAWALS LESS THAN OR EQUAL TO MAXIMUM ANNUAL WITHDRAWAL AMOUNT AFTER THE BENEFIT AVAILABILITY DATE FOR POLARIS INCOME
REWARDS:

Assume you elect Polaris Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $7,500 during the first year after the Benefit Availability Date.

Because the withdrawal is less than or equal to your Maximum Annual Withdrawal Amount ($10,000), your Stepped-Up Benefit Base ($120,000) is reduced by the total dollar amount of the withdrawal ($7,500). Your new Stepped-Up Benefit Base equals $112,500. Your Maximum Annual Withdrawal Amount remains $10,000. Your new Minimum Withdrawal Period following the withdrawal is equal to the new Stepped-Up Benefit Base divided by your current Maximum Annual Withdrawal Amount, ($112,500/$10,000). Therefore, you may take withdrawals of up to $10,000 annually over a minimum of 11 years, plus $2,500 in the last Benefit Year.

EXAMPLE 5 - IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL AMOUNT AFTER THE BENEFIT AVAILABILITY DATE FOR POLARIS INCOME REWARDS:

Assume you elect Polaris Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. Your

Withdrawal Benefit Base is $100,000 and your Stepped-Up Benefit Base is $120,000. You make a withdrawal of $15,000 during the first year after the Benefit Availability Date. Your contract value is $125,000 at the time of the withdrawal.

Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($10,000), we recalculate your Stepped-Up Benefit Base ($120,000) by taking the lesser of two calculations. For the first calculation, we deduct the amount of the withdrawal from the Stepped-Up Benefit Base ($120,000 - $15,000 = $105,000). For the second calculation, we deduct the amount of the Maximum Annual Withdrawal Amount from the Stepped-Up Benefit Base ($120,000 - $10,000 = $110,000). Next, we calculate the excess portion of the withdrawal ($5,000) and determine the proportion by which the contract value was reduced by the excess portion of the withdrawal ($5,000/$125,000 = 4%). Finally, we reduce $110,000 by that proportion (4%) which equals $105,600. Your Stepped-Up Benefit Base is the lesser of these two calculations or $105,000. The Minimum Withdrawal Period following the withdrawal is equal to the Minimum Withdrawal Period at the end of the prior year (12 years) reduced by one year (11 years). Your Maximum Annual Withdrawal Amount is your Stepped-Up Benefit Base divided by your Minimum Withdrawal Period ($105,000/11), which equals $9,545.45.

MARKETLOCK AND MARKETLOCK FOR TWO EXAMPLES:

EXAMPLE 1:

Assume you elect MarketLock and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments and no withdrawals before the 1st contract anniversary. Assume that on your 1st contract anniversary, your contract value is $105,000.

Your initial MAV Benefit Base is equal to 100% of your Eligible Purchase Payments, or $100,000. On your first contract Anniversary, your MAV Benefit Base is equal to the greater of your current MAV Benefit Base ($100,000), or your contract value ($105,000), which is $105,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals following your first contract anniversary is 5% of the Benefit Base (5% x $105,000 = $5,250). The Minimum Withdrawal Period is equal to the MAV Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 20 years ($105,000/$5,250). Therefore, as of your 1st contract anniversary, you may take up to $105,000 in withdrawals of up to $5,250 annually over a minimum of 20 years. However, if the first withdrawal occurs on or after the older owner's 65th birthday and no withdrawal ever exceeds 5% of each year's MAV Benefit Base, then all such withdrawals are guaranteed for the lifetime of the older owner and the Minimum Withdrawal Period does not apply unless lifetime withdrawals are terminated.

EXAMPLE 2:

Assume you elect MarketLock and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments and no withdrawals before the 5th contract anniversary. Assume that your contract anniversary values and MAV Benefit Base values are as follows:

-----------------------------------------------------------
     ANNIVERSARY        CONTRACT VALUE    MAV BENEFIT BASE
-----------------------------------------------------------
         1st               $105,000           $105,000
-----------------------------------------------------------
         2nd               $115,000           $115,000
-----------------------------------------------------------
         3rd               $107,000           $115,000
-----------------------------------------------------------
         4th               $110,000           $115,000
-----------------------------------------------------------
         5th               $120,000           $120,000
-----------------------------------------------------------

On your 5th anniversary, your contract value is $120,000, and your MAV Benefit Base is stepped-up to $120,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals after your 5th contract anniversary is 7% of the MAV Benefit Base (7% x $120,000 = $8,400). The Minimum Withdrawal Period is equal to the MAV Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 14.28 years ($120,000/$8,400). Therefore, as of your 5th contract anniversary, you may take up to $120,000 in withdrawals of up to $8,400 annually over a minimum of 14 years, plus $2,400 in the last Benefit Year.

EXAMPLE 3 - IMPACT OF WITHDRAWALS LESS THAN OR EQUAL TO MAXIMUM ANNUAL
            WITHDRAWAL AMOUNT:

Assume you elect MarketLock, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 5th contract anniversary, and contract values and MAV Benefit Base values as described in EXAMPLE 2 above. During your 6th contract Year, after your 5th contract anniversary, you make a withdrawal of $4,500. Because the withdrawal is less than or equal to your Maximum Annual Withdrawal Amount ($8,400), your MAV Benefit Base ($120,000) is reduced by the total dollar amount of the withdrawal ($4,500). Your new MAV Benefit Base equals $115,500. Your Maximum Annual Withdrawal Amount remains $8,400. Your new Minimum Withdrawal Period following the withdrawal is equal to the new MAV Benefit Base divided by your current Maximum Annual Withdrawal Amount, ($115,500/$8,400). Therefore, following this first withdrawal of $4,500, you may take withdrawals of up to $8,400 annually over the next 13 years, plus $6,300 in the last Benefit Year.

EXAMPLE 4 - IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL AMOUNT:

Assume you elect MarketLock, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 5th contract anniversary, and contract values and MAV Benefit Base values as described in EXAMPLE 2 above. Also assume that during your 6th contract Year, after your 5th contract anniversary, your contract value is $118,000 and you make a withdrawal of $11,688. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($8,400), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($11,688 - $8,400), or $3,288. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $8,400 from the contract value and the MAV Benefit Base. Your contract value after this portion of the withdrawal is $109,600
($118,000 - $8,400). Your MAV Benefit Base after this portion of your withdrawal is $111,600 ($120,000 - $8,400). Next, we recalculate your MAV Benefit Base by taking the lesser of two calculations. For the first calculation, we deduct the amount of the Excess Withdrawal from the MAV Benefit Base ($111,600 - $3,288 = $108,312). For the second calculation, we reduce the MAV Benefit Base by the proportion by which the contract value was reduced by the Excess Withdrawal ($106,312 /$109,600= 97%), or $111,600 * 97% which equals $108,252. Your MAV
Benefit Base is the lesser of these two calculations, or $108,252. The Minimum Withdrawal Period following the excess withdrawal is equal to the Minimum Withdrawal Period at the end of the prior year (14.28 years) reduced by one year (13.28 years). Your new Maximum Annual Withdrawal Amount following the excess withdrawal is your MAV Benefit Base divided by your Minimum Withdrawal Period ($108,252/13.28), which equals $8,151.51.

EXAMPLE 5:

Assume you elect MarketLock For Two and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments and no withdrawals before the 1st contract anniversary. Assume that on your 1st contract anniversary, your contract value is $105,000.

Your initial MAV Benefit Base is equal to 100% of your Eligible Purchase Payments, or $100,000. On your first contract Anniversary, your MAV Benefit Base is equal to the greater of your current MAV Benefit Base ($100,000), or your contract value ($105,000), which is $105,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals (when the younger of you and if applicable, your spouse is at least 63 years old but younger than 76 years old) is 5% of the MAV Benefit Base (5% x $105,000 = $5,250). Therefore, as of your 1st contract anniversary, you may take up to $5,250 annually as long as at least one of you or your spouse is alive.

EXAMPLE 6:

Assume you elect MarketLock For Two and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments. Assume that your contract anniversary values and MAV Benefit Base values are as follows:

-----------------------------------------------------------
     ANNIVERSARY        CONTRACT VALUE    MAV BENEFIT BASE
-----------------------------------------------------------
         1st               $105,000           $105,000
-----------------------------------------------------------
         2nd               $115,000           $115,000
-----------------------------------------------------------
         3rd               $107,000           $115,000
-----------------------------------------------------------
         4th               $110,000           $115,000
-----------------------------------------------------------
         5th               $120,000           $120,000
-----------------------------------------------------------

On your 5th anniversary, your contract value is $120,000, and your MAV Benefit Base is stepped-up to $120,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals (provided the younger of you or your spouse is at least 76) is 6% of the MAV Benefit Base (6% x $120,000 = $7,200). Therefore, you may take up to $7,200 annually while at least one of you or your spouse is alive.

EXAMPLE 7:

Assume you elect Polaris MarketLock for Two, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 5th Contract anniversary, and Contract Values and Benefit Base values as described in EXAMPLE 2 above. Also assume that during your 6th Contract Year, after your 5th Contract anniversary, your Contract Value is $118,000 and you make a withdrawal of $11,632. Because the withdrawal is greater than your MAWA ($7,200), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your MAWA ($11,632 - $7,200), or $4,432. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $7,200. Your Contract Value after this portion of the withdrawal is $110,800 ($118,000 - $7,200), but Your Benefit Base is unchanged. Next, we recalculate your Benefit Base by reducing the Benefit Base by the proportion by which the Contract Value was reduced by the Excess Withdrawal ($4,432/$110,800 = 4%), or $120,000 * 96% which equals $115,200. Your new MAWA is your Benefit Base multiplied by your Maximum Annual Withdrawal Percentage ($115,200 * 6%), which equals $6,912. Therefore, you may take up to $6,912 annually while at least one of you or your spouse is alive.

--------------------------------------------------------------------------------

   Please forward a copy (without charge) of the Polaris Choice(III) Variable Annuity Statement of Additional Information to:

             (Please print or type and fill in all information.)

        ----------------------------------------------------------------
        Name

        ----------------------------------------------------------------
        Address

        ----------------------------------------------------------------
        City/State/Zip

Date:                                 Signed:
-----------------------------------   -----------------------------------

   Return to:  First SunAmerica Life Insurance Company, Annuity Service
   Center, P.O. Box 54299, Los Angeles, California 90054-0299
--------------------------------------------------------------------------------

                                                As filed pursuant to Rule 497
                                                Under the Securities Act of 1933
                                                Registration No. 333-102137




                     STATEMENT OF ADDITIONAL INFORMATION

                  FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS

                                   ISSUED BY

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                              IN CONNECTION WITH

                         FS VARIABLE SEPARATE ACCOUNT
            POLARIS CHOICE AND POLARIS CHOICE III VARIABLE ANNUITIES

      This Statement of Additional Information is not a prospectus; it should be read with the prospectus, September 29, 2006, relating to the annuity contracts described above. A copy of the prospectus may be obtained without charge by calling (800) 99NY-SUN or by written request to:



                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                             ANNUITY SERVICE CENTER
                                 P.O. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299


                         The Date of this Statement of
                           Additional Information is
                               September 29, 2006

                               TABLE OF CONTENTS

                                                                       PAGE
                                                                       ----
Separate Account.....................................................     3

American Home Assurance Company......................................     3

General Account......................................................     3

Support Agreement Between the Company and AIG........................     4

Master-Feeder Structure..............................................     4

Performance Data.....................................................     4

Annuity Income Payments..............................................     7

Annuity Unit Values..................................................     7

Taxes................................................................    10

Distribution of Contracts............................................    14

Financial Statements.................................................    15

                               SEPARATE ACCOUNT

      FS Variable Separate Account (the "Separate Account") was originally established by First SunAmerica under New York law on September 9, 1994. The Separate Account meets the definition of a "Separate Account" under the federal securities laws and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the SEC.

      The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.

      The Separate Account is divided into Variable Portfolios, with the assets of each Variable Portfolio invested in the shares of one or more underlying investment portfolios ("Underlying Funds"). The Company does not guarantee the investment performance of the Separate Account, its Variable Portfolios or the Underlying Funds. Values allocated to the Separate Account and the amount of variable Annuity Income Payments will vary with the values of shares of the Underlying Funds, and are also reduced by contract charges.

      The basic objective of a variable annuity contract is to provide variable Annuity Income Payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable Annuity Income Payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it both before and after the Annuity Date. Since the Separate Account is always fully invested in shares of the Underlying Funds, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the Underlying Funds' management to make necessary changes in their funds to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable Annuity Income Payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

      Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable Annuity Income Payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or by the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable Annuity Income Payments).

                        AMERICAN HOME ASSURANCE COMPANY

      American Home Assurance Company ("American Home") is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is a wholly owned subsidiary of American International Group, Inc. ("AIG").

                                 GENERAL ACCOUNT

      The general account is made up of all of the general assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company. A Purchase Payment may be allocated to the available fixed account options and/or available DCA fixed accounts in connection with the general account, as elected by the owner at the time of purchasing a contract or when making a subsequent Purchase Payment. Assets supporting amounts allocated to fixed account options become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

      The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

                  SUPPORT AGREEMENT BETWEEN THE COMPANY AND AIG

      The Company has a support agreement in effect between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholder's surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Policyholders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against AIG.

                            MASTER-FEEDER STRUCTURE

The following underlying funds currently do not buy individual securities directly: American Funds Global Growth SAST Portfolio, American Funds Growth SAST Portfolio, American Funds Growth-Income SAST Portfolio, and American Funds Asset Allocation SAST Portfolio (the "Feeder Funds"). Instead, each Feeder Fund invests all of its investment assets in a corresponding "Master Fund" of American Funds Insurance Series(R), managed by Capital Research and Management Company ("Capital Research").

Because each Feeder Fund invests all of its assets in a Master Fund, the investment adviser to the Feeder Funds, AIG SunAmerica Asset Management Company ("AIG SAAMCo") does not provide any portfolio management services for the Feeder Funds. AIG SAAMCo provides those services for the Feeder Funds that are normally provided by a fund's investment adviser with the exception of portfolio management. Such services include, but are not limited to: monitoring the ongoing investment performance of the Master Funds, monitoring the Feeder Funds' other service providers, facilitating the distribution of Master Fund shareholder materials to Feeder Fund shareholders and providing such other services as are necessary or appropriate to the efficient operation of the Feeder Funds with respect to their investment in the corresponding Master Funds. Pursuant to its investment advisory agreement with SunAmerica Series Trust, AIG SAAMCo will provide these services so long as a Feeder Fund is a "feeder fund" investing in a Master Fund.

AIG SAAMCo has contractually agreed to waive 0.60% of its advisory fee for so long as the Feeder Fund is operated as a feeder fund. Under the master-feeder structure, however, each Feeder Fund may withdraw its entire investment from its corresponding Master Fund if the Feeder Fund Board determines that it is in the best interests of the Feeder Fund and its shareholders to do so. If the Portfolio ceases to operate as a "feeder fund," AIG SAAMCo will serve as investment manager for the Feeder Fund.

The terms "Feeder Fund" and "Master Fund" as used in the Prospectus are used for ease of relevant disclosure. There are a number of differences between arrangements commonly referred to as master-feeder funds, and the investments by the Feeder Funds in the Master Funds described in the Prospectus. These differences include the following:

   o Master funds commonly are not registered under the Securities Act of 1933. The Master Funds in which the Feeder Funds invest are registered under the Securities Act of 1933;

   o Master funds commonly sign the feeder funds' registration statement and have certain Securities Act liability with respect to the feeder funds' offering. The Board of Trustees of the Master Funds do not sign the Feeder Funds' registration statement and, therefore, do not incur any liability for the Feeder Funds offering;

   o Advisory fees commonly are assessed by the master fund, but not by the feeder fund. The Master Funds and the Feeder Funds both have investment advisory fees. (However, as described above, AIG SAAMCo's advisory fee is solely attributable to administrative services, not portfolio management. Moreover, AIG SAAMCo has contractually agreed to waive certain Feeder Fund advisory fees for as long as the Feeder Funds invest in a Master Fund); and

   o Master funds commonly sell their shares only to feeder funds. The Master Funds in which the Feeder Funds invest also sell their shares to separate accounts of life insurance companies to fund variable annuity contracts and variable life insurance contracts issued by the companies.

                               PERFORMANCE DATA

      From time to time the Separate Account may advertise the Cash Management Portfolio's "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Cash Management Portfolio refers to the net income generated for a contract funded by an investment in the Cash Management Portfolio (which invests in shares of the Cash Management Portfolio of SunAmerica Series Trust) over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Cash Management Portfolio is assumed to be reinvested at the end of each seven day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven day period, nor do they reflect the impact of premium taxes or any withdrawal charges. The impact of other recurring charges (including the mortality and expense risk charge, distribution expense charge and contract maintenance fee) on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a contract of average size.

      In addition, the Separate Account may advertise "total return" data for its Variable Portfolios. A Variable Portfolio is a subaccount of the Separate Account which provides for the variable investment options available under the contract. Like the yield figures described above, total return figures are based on historical data and are not intended to indicate future performance. The "total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period). Recurring contract charges are reflected in the total return figures in the same manner as they are reflected in the yield data for contracts funded through the Cash Management Portfolio.

      In calculating hypothetical historical adjusted returns, for periods starting prior to the date the subaccounts were first offered to the public, the total return data for the Variable Portfolios of the Separate Account will be derived from the performance of the corresponding underlying funds of American Funds Insurance Series, Anchor Series Trust, Lord Abbett Series Fund, Inc., SunAmerica Series Trust, Columbia Funds Variable Insurance Trust 1, and Van Kampen Life Investment Trust (Trusts), modified to reflect the charges and expenses as if the Separate Account Variable Portfolio had been in existence since the inception date of each respective Trusts' underlying fund. Thus, such performance figures should not be construed to be actual historic performance of the relevant Separate Account Variable Portfolio. Rather, they are intended to indicate the historical performance of the corresponding underlying funds of the Trusts, adjusted to provide direct comparability to the performance of the Variable Portfolios after the date the contracts were first offered to the public (which will reflect the effect of fees and charges imposed under the contracts). We commonly refer to these performance calculations as hypothetical adjusted historical returns. The Trusts have served since their inception as underlying investment media for separate accounts of other insurance companies in connection with variable contracts not having the same fee and charge schedules as those imposed under the contracts.

      Performance data for the various Variable Portfolios are computed in the manner described below.

CASH MANAGEMENT PORTFOLIO

      Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

      Base Period Return = (EV-SV-CMF)/(SV)

      where:

SV. =   value of one Accumulation Unit at the start of a 7 day period
EV. =   value of one Accumulation Unit at the end of the 7 day period
CMF =   an allocated portion of the $30 annual contract maintenance fee, prorated for 7 days

      The change in the value of an Accumulation Unit during the 7 day period reflects the income received, minus any expenses accrued, during such 7 day period. The Contract Maintenance Fee (CMF) is first allocated among the Variable Portfolios and the general account so that each Variable Portfolio's allocated portion of the charge is proportional to the percentage of the number of contract owners' accounts that have money allocated to that Variable Portfolio. The portion of the charge allocable to the Cash Management Portfolio is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Cash Management Portfolio. Finally, the result is multiplied by the fraction 365/7 to arrive at the portion attributable to the 7 day period.

      The current yield is then obtained by annualizing the Base Period Return:

      Current Yield = (Base Period Return) x (365/7)

      The Cash Management Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the underlying fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

      Effective Yield = [(Base Period Return + 1) 365/7 - 1]

      For the seven day period ended December 31, 2002, the effective yield for the Cash Management Portfolio was -0.51%. The yield quoted should not be considered a representation of the yield of the Cash Management Portfolio in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held by the underlying fund and changes in interest rates on such investments.

      Yield information may be useful in reviewing the performance of the Cash Management Portfolio and for providing a basis for comparison with other investment alternatives. However, the Cash Management Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

OTHER VARIABLE PORTFOLIOS

     The Variable Portfolios of the Separate Account compute their performance data as "total return."

     Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula.

         P(1+T)(n) = ERV

         where:

         P = a hypothetical initial payment of $1,000
         T = average annual total return
         n = number of years
         ERV = redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year period as of the end of the period (or fractional portion thereof).

      Standardized performance for the Variable Portfolios available in this contract reflect total returns using the three year surrender charge schedule.

      We may, from time to time, advertise other variations of performance along with the standardized performance as described above. The total return figures reflect the effect of both non-recurring and recurring charges. The applicable withdrawal charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption. Total return figures are derived from historical data and are not intended to be a projection of future performance. For periods starting prior to the date the Variable Portfolios first became available through the Separate Account, the total return data for the Variable Portfolios of the Separate Account will be derived from the corresponding Underlying Funds of the Trusts, modified to reflect the charges and expenses as if the contract had been in existence since the inception date of each Underlying Fund. In some cases a particular Variable Portfolio may have been available in another contract funded through this Separate Account. If the Variable Portfolio was included in this Separate Account prior to the offering of this contract, we report standardized contract performance adjusted for the fees and charges on this contract. Performance figures similarly adjusted but based on the Underlying Funds' performance (outside of this Separate Account) should not be construed to be actual historical performance of the relevant Separate Account Variable Portfolio. Rather, they are intended to indicate the historical performance of the corresponding Underlying Funds of the Trusts, adjusted to provide direct comparability to the performance of the Variable Portfolios after the date of the contracts were first offered to the public (which will reflect the effect of charges and expenses imposed under the contracts). The Trusts have served since their inception as underlying investment media for separate accounts of other insurance companies in connection with variable contracts not having the same fee and charge schedules as those imposed under the contracts.

      We may, from time to time, advertise other variations of performance along with the standardized performance as described above. These rates of return do not reflect election of the optional features. As a fee is charged for optional features, the rates of return would be lower if these features were included in the calculations. Total return figures are based on historical data and are not intended to indicate future performance.

PORTFOLIO ALLOCATOR MODELS PERFORMANCE

      The Separate Account also computes "total return" data for each of the Portfolio Allocator models. Each model is comprised of a combination of Variable Portfolios available under the contract using various asset classes based on historical asset class performance.

      Total return for a Portfolio Allocator model represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical investment in a contract, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. It is assumed that the initial hypothetical investment is made on the model inception date and rebalanced in accordance with the model on each reevaluation date. The model inception date is the date when the model was first offered for investment.

      The formula assumes that: (1) all recurring fees have been charged to the contract owner's accounts; (2) all applicable non-recurring charges are deducted at the beginning of the period in question; and (3) there will be a complete redemption at the end of the period in question.

                 P (1 + T) (n)  =  ERV

                 P   =    contract value at the beginning of period n

                 T   =    average annual total return for the period in question

                 n = number of years, either 1-year, 5-year, or 10-year period in question (or fractional period thereof). For a period less than one year, n is equal to 1.

                 ERV = redeemable value (as of the end of the stated period in question) of a hypothetical investment made on the inception date of the model. The initial investment is allocated to the specific portfolios in the applicable model based on the stated percentages applicable during that time and it is reallocated on the reevaluation date of March 31. Ending redeemable value is calculated based on the sum of units and ending unit value of each portfolio at the time of redemption.

                            ANNUITY INCOME PAYMENTS

INITIAL MONTHLY ANNUITY INCOME PAYMENTS

      The initial Annuity Income Payment is determined by applying separately that portion of the contract value allocated to the fixed account options and the Variable Portfolio(s), less any premium tax, and then applying it to the annuity table specified in the contract for fixed and variable Annuity Income Payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any, and the annuity income option selected.

      The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly Annuity Income Payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable Annuity Income Payment. The number of Annuity Units determined for the first variable Annuity Income Payment remains constant for the second and subsequent monthly variable Annuity Income Payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY PAYMENTS

      For fixed Annuity Income Payments, the amount of the second and each subsequent monthly Annuity Income Payment is the same as that determined above for the first monthly payment.

      For variable Annuity Income Payments, the amount of the second and each subsequent monthly Annuity Income Payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly payment, above, by the Annuity Unit value as of the day preceding the date on which each Annuity Income Payment is due.

                               ANNUITY UNIT VALUES

      The value of an Annuity Unit is determined independently for each Variable Portfolio.

      The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceeds 3.5%, variable Annuity Income Payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable Annuity Income Payments will decrease over time. If the net investment rate equals 3.5%, the variable Annuity Income Payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for Annuity Income Payments to increase (or not to decrease).

      The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each Annuity Income Payment will vary accordingly.

      For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

      The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of a Variable Portfolio from one month to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

      The NIF for any Variable Portfolio for a certain month is determined by dividing (a) by (b) where:

      (a) is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and

      (b) is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.

      The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results in no change; a NIF greater than 1.000 results in an increase; and a NIF less than 1.000 results in a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the underlying fund in which the Variable Portfolio invests; it is also reduced by Separate Account asset charges.

      ILLUSTRATIVE EXAMPLE

      Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

NIF =   ($11.46/$11.44)
    =   1.00174825

      The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the Annuity Income Payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable Annuity Income Payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

                        1/[(1.035)/(1/12)/] = 0.99713732

      In the example given above, if the Annuity Unit value for the Variable Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

                $10.103523 x 1.00174825 x 0.99713732 = $10.092213

      To determine the initial payment, the initial annuity income payment for variable annuitization is calculated based on Our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable annuity income payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

      The NIF measures the performance of the funds that are basis for the amount of future annuity income payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio (1+NIF) / (1+AIR), calculated on a monthly basis. If the NIF is greater than the AIR, then this proportion is less that one and payments are decreased.

VARIABLE ANNUITY INCOME PAYMENTS

      ILLUSTRATIVE EXAMPLE

      Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Variable Portfolio. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract as a life annuity with 120 monthly payments guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's account value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Variable Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second Annuity Income Payment date is $13.327695.

      P's first variable Annuity Income Payment is determined from annuity factor tables, using the information assumed above. From the tables, which supply monthly annuity factors for each $1,000 of applied contract value, P's first variable Annuity Income Payment is determined by multiplying the monthly installment of $4.79 (Option 4 tables, male Annuitant age 60 at the Annuity Date annuitizing in 2010) by the result of dividing P's account value by $1,000:

             First Payment = $4.79 x ($116,412.31/$1,000) = $557.61

      The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable Annuity Income Payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

                 Annuity Units = $557.61/$13.256932 = 42.062143

      P's second variable Income Payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

                Second Payment = 42.062143 x $13.327695 = $560.59

      The third and subsequent variable Annuity Income Payments are computed in a manner similar to the second variable Annuity Income Payment.

      Note that the amount of the first variable Annuity Income Payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable Income Payments.

                                      TAXES

General

      Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances.

      Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For non-qualified contracts, the cost basis is generally the Purchase Payments. The taxable portion of the lump-sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

      If you purchase your contract under a pension plan, a specially sponsored employer program, as an individual retirement annuity, or under an individual retirement account, your contract is referred to as a Qualified Contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and Individual Retirement Accounts (IRAs), Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a Roth 403(b) or a Roth 401(k) account, and you may have cost basis in a traditional IRA or in another Qualified Contract.***

      For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

      The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

Withholding Tax on Distributions

      Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as income payments will be taxable income. Exceptions to this general include withdrawals attributable to after-tax Roth IRA, Roth 403(b), and Roth 401(k) contributions. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from Roth 403(b) and Roth 401(k) accounts, and withdrawals generally from Qualified Contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Withdrawals from Roth IRA, Roth 403(b) and Roth 401(k) accounts which satisfy certain qualification requirements, including the Owner's attainment of age 59 1/2 and at least five years in a Roth account under the plan or IRA, will not be subject to federal income taxation.

      The taxable portion of any withdrawal or income payment from a Qualified Contract will be subject to an additional 10% penalty tax, under the IRC, except in the following circumstances:

      -     after attainment of age 59 1/2;

      -     when paid to your beneficiary after you die;

      -     after you become disabled (as defined in the IRC);

      - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

      - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

      - dividends paid with respect to stock of a corporation described in IRC Section 404(k);

      - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

      - payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs)

      - for payment of health insurance if you are unemployed and meet certain requirements

      -     distributions from IRAs for higher education expenses

      -     distributions from IRAs for first home purchases

      - amounts distributed from a Code Section 457(b) plan other than amounts representing rollovers from an IRA or employer sponsored plan to which the 10% penalty would otherwise apply.

      The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" or transferred to another eligible plan in a direct "trustee-to-trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including distributions from IRAs can be waived.

      An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a traditional IRA or retirement plan qualified under Sections 401 or 403 or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; and (3) minimum distributions required to be made under the Code. Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

      Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

Diversification -- Separate Account Investments

      Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Nonqualified variable annuity contracts. These requirements generally do not apply to Qualified Contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

      The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

Non-Natural Owners

      Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

Multiple Contracts

      The Code provides that multiple Nonqualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a
Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Nonqualified annuity contract from the same issuer in any calendar year.

Tax Treatment of Assignments of Qualified Contracts

      Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan or pursuant to a qualified domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (or, in the case of an IRA, pursuant to a decree of divorce or separation maintenance or a written instrument incident to such decree.)

Tax Treatment of Gifting, Assigning, or Transferring Ownership of a Nonqualified Contract

      Under IRC section 72(e)(4)(c), if you transfer ownership of your Nonqualified Contract to a person other than your spouse (or former spouse if incident to divorce) for less than adequate consideration, you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your Nonqualified Contract and receive payment less than the Contract's value, you will also be liable for the tax on the Contract's value above your purchase payments not previously withdrawn. The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

Trustee to Trustee Transfers of Qualified Contracts

      The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals can only be made when an owner: (1) reaches age 59 1/2 (70 1/2 in the case of section 457(b) Plans); (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Transfers of amounts from one Qualified contract to another Qualified contract of the same plan type or to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract or Plan.

Partial 1035 Exchanges

      Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. In 1998, the U.S. Tax Court ruled that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a tax-free exchange. In 1999, the IRS acquiesced in that Tax Court decision, but stated that it would nonetheless continue to challenge partial exchange transactions under certain circumstances. In Notice 2003-51, published on July 9, 2003, the IRS announced that, pending the publication of final regulations, it will consider all the facts and circumstances to determine whether a partial exchange and subsequent withdrawal from, or surrender of, either the surviving annuity contract or the new annuity contract within 24 months of the partial exchange should be treated as an integrated transaction, and thus whether the two contracts should be treated as a single contract to determine the tax treatment of the surrender or withdrawal under Section 72 of the Code. Although Notice 2003-51 and the IRS's acquiescence in the Tax Court decision indicate that the IRS will respect partial exchanges of annuity contracts under certain circumstances, uncertainty remains, and owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.

Qualified Plans

      The contracts offered by this prospectus are designed to be suitable for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to limitations under the IRC and the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan.

      Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

      Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

(a) Plans of Self-Employed Individuals: "H.R. 10 Plans"

      Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-Sheltered Annuities

      Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code.

      One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2006 is $15,000. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with an eligible employer, and by an additional $5,000 in 2006 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2005 may not exceed the lessor of $44,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.

(c) Individual Retirement Annuities

      Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2006 is the lessor of $4,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2006. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(d) Roth IRAs

      Section 408(A) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2006 is the lessor of $4,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2006. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, income limits for Roth IRAs are limitations on who can establish such a contract. Generally, you can contribute to a Roth IRA if you have taxable compensation and your modified adjusted gross income is less than: $160,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $110,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. Certain persons may be eligible to convert a traditional IRA into a Roth IRA.

      Conversion into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

(e) Pension and Profit-Sharing Plans

      Section 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, public employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) Deferred Compensation Plans - Section 457(b)

      Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of Qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

Economic Growth and Tax Relief Reconciliation Act of 2001

      For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expands the range of eligible tax-free rollover distributions that may be made among qualified contracts. The changes made to the IRC by EGTRRA are scheduled to expire on December 31, 2010. Congress may, however, decide to promulgate legislation making the changes permanent or delaying their expiration.

                            DISTRIBUTION OF CONTRACTS

      The contracts are offered on a continuous basis through AIG SunAmerica Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. AIG SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. The Company and AIG SunAmerica Capital Services, Inc. are each an indirect wholly owned subsidiary of AIG Retirement Services, Inc. No underwriting fees are paid in connection with the distribution of the contracts.


                              FINANCIAL STATEMENTS


The financial statements of First SunAmerica Life Insurance Company at December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005, are incorporated by reference in this Statement of Additional Information to Post-Effective Amendment No. 8 under the Securities Act of 1933 and Amendment No. 9 under the Investment Company Act of 1940, File Nos. 333-102137 and 811-08810, filed on May 1, 2006, Accession No.
0000950129-06-004651. The financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the contracts.

The financial statements of FS Variable Separate Account at December 31, 2005 and 2004 and for each of the two years in the period ended December 31, 2005, are incorporated by reference to Post-Effective Amendment 8 under the Securities Act of 1933 and Amendment No. 9 under the Investment Company Act of 1940, File Nos. 333-102137 and 811-08810 filed on May 1, 2006, Accession No.
0000950129-06-004651.

                       AMERICAN HOME FINANCIAL STATEMENTS

The statutory statements of admitted assets and liabilities, capital and surplus of American Home Assurance Company as of December 31, 2005 and 2004, and the related statutory statements of income and changes in capital and surplus, and of cash flow for the years then ended, are also incorporated by reference to Post-Effective Amendment No. 6 under the Securities Act of 1933 and Amendment No. 7 under the Investment Company Act of 1940, File Nos. 333-64338 and 811-07727 filed on July 27, 2006, Accession No. 0000950134-06-014060, in
reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

You should only consider the financial statements of American Home that we incorporate by reference in this Statement of Additional Information as bearing on the ability of American Home, as guarantor, to meet its obligations under the guarantee.

PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071, serves as the independent registered public accounting firm for the Separate Account and the Company. The financial statements referred to above have been included or are incorporated by reference in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                                      INDEX





                                                                  Page
                                                                Number(s)
                                                               ----------

Report of Independent Registered Public Accounting Firm                --

Balance Sheet - December 31, 2005 and 2004                              1

Statement of Income and Comprehensive Income - Years Ended
  December 31, 2005, 2004, and 2003                                2 to 3

Statement of Cash Flows - Years Ended December 31, 2005,
  2004, and 2003                                                   4 to 5

Notes to Financial Statements                                     6 to 27

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholder of First SunAmerica Life Insurance Company:


In our opinion, the accompanying balance sheet and the related statements of income and comprehensive income and of cash flows present fairly, in all material respects, the financial position of First SunAmerica Life Insurance Company (the "Company"), an indirect wholly owned subsidiary of American International Group, Inc., at December 31, 2005 and 2004, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2005 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company changed its method of accounting and reporting for certain nontraditional long-duration contracts in 2004.


PricewaterhouseCoopers LLP
Los Angeles, California
April 17, 2006

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                                  BALANCE SHEET
                                  DECEMBER 31,

                                                                           2005              2004
                                                                       ------------      ------------

                                                                              (in thousands)

ASSETS

Investments and cash:
  Cash and short-term investments                                      $     53,538      $     24,858
  Bonds, notes and redeemable preferred stocks available for sale, at fair value (amortized cost: December 31, 2005, $3,635,776;
     December 31, 2004, $2,919,279)                                       3,617,449         2,971,425
  Mortgage loans                                                            359,440           276,859
  Policy loans                                                               30,721            32,899
  Common stocks available for sale, at fair value (cost:
     December 31, 2005, $700; December 31, 2004, $700)                        1,319               705
  Securities lending collateral, at cost (approximates fair value)          862,400           517,644
                                                                       ------------      ------------

  Total investments and cash                                              4,924,867         3,824,390

Variable annuity assets held in separate accounts                           540,528           488,046
Accrued investment income                                                    35,993            32,486
Deferred acquisition costs                                                  210,553           157,729
Other deferred expenses                                                      36,584            19,139
Income taxes currently receivable from Parent                                 2,557                --
Other assets                                                                  9,285             9,033
                                                                       ------------      ------------

TOTAL ASSETS                                                           $  5,760,367      $  4,530,823
                                                                       ============      ============

LIABILITIES AND SHAREHOLDER'S EQUITY


Reserves, payables and accrued liabilities:
  Reserves for fixed annuity contracts                                 $  3,654,022      $  2,863,048
  Reserves for universal life insurance contracts                           217,724           226,133
  Income taxes currently payable to Parent                                       --             2,540
  Securities lending payable                                                862,400           517,644
  Payable to brokers                                                         37,400                --
  Other liabilities                                                          40,656            31,807
                                                                       ------------      ------------

  Total reserves, payables and accrued liabilities                        4,812,202         3,641,172

Variable annuity liabilities related to separate accounts                   540,528           488,046

Deferred income taxes                                                        15,671            25,092
                                                                       ------------      ------------

Total liabilities                                                         5,368,401         4,154,310
                                                                       ------------      ------------

Shareholder's equity:
  Common stock                                                                3,000             3,000
  Additional paid-in capital                                                259,625           259,428
  Retained earnings                                                         135,196            92,082
  Accumulated other comprehensive (loss) income                              (5,855)           22,003
                                                                       ------------      ------------

Total shareholder's equity                                                  391,966           376,513
                                                                       ------------      ------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                             $  5,760,367      $  4,530,823
                                                                       ============      ============




                 See accompanying notes to financial statements.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                  STATEMENT OF INCOME AND COMPREHENSIVE INCOME
                        FOR THE YEARS ENDED DECEMBER 31,




                                                                                    2005            2004            2003
                                                                                ------------    ------------    ------------

                                                                                               (in thousands)

REVENUES

  Fee income:
    Variable annuity policy fees, net of reinsurance                            $     10,140    $      8,903    $      8,077
    Universal life insurance policy fees, net of reinsurance                           5,376           5,354           5,289
    Surrender charges                                                                  4,461           2,999           1,744
                                                                                ------------    ------------    ------------
  Total fee income                                                                    19,977          17,256          15,110

  Premiums on reinsurance contract                                                    83,223           6,586              --

  Investment income                                                                  199,887         167,371         119,730
  Net realized investment gains (losses)                                             (11,948)         (2,655)          2,417
                                                                                ------------    ------------    ------------

Total revenues                                                                       291,139         188,558         137,257
                                                                                ------------    ------------    ------------

BENEFITS AND EXPENSES

  Interest expense:
     Fixed annuity contracts                                                         103,788          90,167          65,631
     Universal life insurance contracts                                               10,529          10,858          11,076
                                                                                ------------    ------------    ------------
  Total interest expense                                                             114,317         101,025          76,707

  Amortization of bonus interest                                                       3,690           2,411           1,038
  Claims on universal life insurance contracts, net of reinsurance recoveries          3,277           3,905           3,098
  Claims on reinsurance contract                                                      29,078           2,616              --
  Guaranteed benefits                                                                    553           1,193             816
  General and administrative expenses                                                  8,416           7,711           6,036
  Amortization of deferred acquisition costs                                          30,939          31,772          19,526
  Annual commissions                                                                   1,330           1,554           1,038
  Commissions on reinsurance contract                                                 38,332           3,034              --
                                                                                ------------    ------------    ------------

Total benefits and expenses                                                          229,932         155,221         108,259
                                                                                ------------    ------------    ------------

PRETAX INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE                           61,207          33,337          28,998

Income tax expense                                                                    18,000           7,899          12,081
                                                                                ------------    ------------    ------------

INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE                                  43,207          25,438          16,917

Cumulative effect of accounting change, net of tax                                        --          (2,013)             --
                                                                                ------------    ------------    ------------

NET INCOME                                                                      $     43,207    $     23,425    $     16,917
                                                                                ============    ============    ============





                 See accompanying notes to financial statements.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
            STATEMENT OF INCOME AND COMPREHENSIVE INCOME (Continued)
                        FOR THE YEARS ENDED DECEMBER 31,



                                                                                      2005            2004            2003
                                                                                  ------------    ------------    ------------

                                                                                                 (in thousands)

OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX:

Net unrealized gains (losses) on debt and equity securities available for sale identified in the current period, less related amortization of deferred acquisition costs and other deferred expenses
                                                                                  $    (56,005)   $      4,118    $      8,750

Less reclassification adjustment for net realized (gains) losses
     included in net income                                                             13,146           1,364          (1,719)

Income tax benefit (expense)                                                            15,001          (1,919)         (2,461)
                                                                                  ------------    ------------    ------------

OTHER COMPREHENSIVE INCOME (LOSS)                                                      (27,858)          3,563           4,570
                                                                                  ------------    ------------    ------------

COMPREHENSIVE INCOME                                                              $     15,349    $     26,988    $     21,487
                                                                                  ============    ============    ============








                 See accompanying notes to financial statements.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                             STATEMENT OF CASH FLOWS
                        FOR THE YEARS ENDED DECEMBER 31,



                                                                                   2005            2004            2003
                                                                               ------------    ------------    ------------

                                                                                               (in thousands)

      CASH FLOWS FROM OPERATING ACTIVITIES:
      Net income                                                               $     43,207    $     23,425    $     16,917
      Adjustments to reconcile net income to net cash provided by operating activities:
        Cumulative effect of accounting change, net of tax                               --           2,013              --
        Interest credited to:
         Fixed annuity contracts                                                    103,788          90,167          65,631
         Universal life insurance contracts                                          10,529          10,858          11,076
       Net realized investment losses (gains)                                        11,948           2,655          (2,417)
       Amortization of net premiums (discounts) on investments                        4,570           5,730          (2,493)
       Amortization of deferred acquisition costs and other deferred expenses        34,629          34,183          20,564
       Acquisition costs deferred                                                   (59,733)        (35,395)        (79,439)
       Provision for deferred income taxes                                            5,580         (17,639)          9,040
       Change in:
         Accrued investment income                                                   (3,507)         (4,909)        (11,728)
         Income taxes currently payable to/receivable from Parent                    (5,097)          3,900           8,471
         Other assets                                                                  (252)         (7,284)           (348)
         Other liabilities                                                              736           1,633           6,304
      Other, net                                                                     (4,912)         (2,283)         (9,270)
                                                                               ------------    ------------    ------------

      NET CASH PROVIDED BY OPERATING ACTIVITIES                                     141,486         107,054          32,308
                                                                               ------------    ------------    ------------

      CASH FLOWS FROM INVESTING ACTIVITIES:
      Purchases of:
        Bonds, notes and redeemable preferred stocks                             (2,148,470)       (992,875)     (1,883,889)
        Mortgage loans                                                             (156,481)        (82,533)        (53,070)
        Other investments, excluding short-term investments                              --              --            (771)
      Sales of:
        Bonds, notes and redeemable preferred stocks                              1,201,469         428,717         399,240
        Other investments, excluding short-term investments                             425             112           1,522
      Redemptions and maturities of:
        Bonds, notes and redeemable preferred stocks                                252,644         217,010         284,025
        Mortgage loans                                                               74,058          21,413          30,846
        Other investments, excluding short-term investments                           1,001           1,513           1,572
      Change in securities lending collateral                                      (344,756)       (362,888)       (125,187)
                                                                               ------------    ------------    ------------

      NET CASH USED IN INVESTING ACTIVITIES                                    $ (1,120,110)   $   (769,531)   $ (1,345,712)
                                                                               ------------    ------------    ------------








                 See accompanying notes to financial statements.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                       STATEMENT OF CASH FLOWS (Continued)
                        FOR THE YEARS ENDED DECEMBER 31,



                                                                           2005            2004            2003
                                                                       ------------    ------------    ------------
                                                                                      (in thousands)

 CASH FLOWS FROM FINANCING ACTIVITIES:
 Deposits received on:
   Fixed annuity contracts                                             $    964,929    $    435,109    $  1,287,753
   Universal life insurance contracts                                         9,017           9,419           9,436
 Net exchanges from the fixed accounts of variable annuity contracts        (20,263)        (15,532)            427
 Withdrawal payments on:
   Fixed annuity contracts                                                 (212,748)       (151,329)       (114,000)
   Universal life insurance contracts                                        (9,187)         (8,261)         (7,522)
 Claims and annuity payments, net of reinsurance, on:
   Fixed annuity contracts                                                  (54,108)        (31,615)        (24,551)
   Universal life insurance contracts                                       (15,092)        (17,355)        (12,270)
 Change in securities lending payable                                       344,756         362,888         125,187
 Capital contributions                                                           --              --         115,000
                                                                       ------------    ------------    ------------

 NET CASH PROVIDED BY FINANCING ACTIVITIES                                1,007,304         583,324       1,379,460
                                                                       ------------    ------------    ------------

 NET INCREASE (DECREASE) IN CASH AND SHORT-TERM INVESTMENTS                  28,680         (79,153)         66,056

 CASH AND SHORT-TERM INVESTMENTS AT BEGINNING OF PERIOD                      24,858         104,011          37,955
                                                                       ------------    ------------    ------------


 CASH AND SHORT-TERM INVESTMENTS AT END OF PERIOD                      $     53,538    $     24,858    $    104,011
                                                                       ============    ============    ============


 SUPPLEMENTAL CASH FLOW INFORMATION:

 Net income taxes paid to Parent                                       $     17,517    $     21,639    $      5,430
                                                                       ============    ============    ============



                 See accompanying notes to financial statements

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004


1.   BASIS OF PRESENTATION

     First SunAmerica Life Insurance Company (the "Company") is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is a wholly owned subsidiary of AIG Retirement Services, Inc. ("AIGRS") (formerly AIG SunAmerica Inc.), a wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement services and asset management. The Company is a New York-domiciled life insurance company principally engaged in the business of writing variable annuity contracts directed to the market for tax-deferred, long-term savings products.

     The Company is a life insurance company principally involved in the business of writing fixed and variable annuities for retirement savings. Other than its contract to reinsure credit life and health insurance policies discussed in Note 8, the majority of the Company's revenues are derived from customers in the State of New York. Products are marketed through affiliated and independent broker-dealers, full-service securities firms and financial institutions. Two financial institutions represented approximately 10% each of deposits in the year ended December 31, 2005. Two financial institutions represented approximately 13% and 11% of deposits in the year ended December 31, 2004. One financial institution represented approximately 16% and one independent broker-dealer represented approximately 15% of deposits in the year ended December 31, 2003. No other independent selling organization was responsible for more than 10% of deposits for any such periods.

     The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets held in separate accounts.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION: The accompanying financial statements have been prepared on the basis of generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period's presentation.

     INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

     Bonds, notes and redeemable preferred stocks available for sale and common stocks available for sale are carried at aggregate fair value and changes in unrealized gains or losses, net of deferred acquisition costs, other deferred expenses and income tax, are credited or charged directly to the accumulated other comprehensive income or loss component of shareholder's equity. Bonds, notes and redeemable preferred stocks and common stocks are reduced to estimated net fair value when declines in value are considered to be other than temporary. Estimates of net fair value are subjective and actual realization will be dependent upon future events.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Policy loans are carried at unpaid balances.

     The Company has entered into a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The fair value of securities pledged under the securities lending agreement were $843,318,000 and $507,000,000 as of December 31, 2005 and 2004,
     respectively and represents securities included in bonds, notes and redeemable preferred stocks available for sale caption in the balance sheet as of December 31, 2005 and 2004, respectively. The affiliated lending agent receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The Company monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is maintained at a minimum of 102% of the value of the loaned securities. Such collateral is not available for the general use of the Company. Income earned on the collateral, net of interest paid on the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the statement of income and comprehensive income.

     Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.

     The Company regularly reviews its investments for possible impairment based on criteria including economic conditions, market prices, past experience and other issuer-specific developments among other factors. If there is a decline in a security's net realizable value, a determination is made as to whether that decline is temporary or "other than temporary". If it is believed that a decline in the value of a particular investment is temporary, the decline is recorded as an unrealized loss in accumulated other comprehensive income. If it is believed that the decline is "other than temporary", the Company writes down the carrying value of the investment and records a realized loss in the statement of income and comprehensive income. Impairment writedowns totaled $8,092,000, $759,000 and $3,139,000 in the years ending December 31, 2005, 2004 and 2003, respectively.

     DEFERRED ACQUISITION COSTS ("DAC"): Policy acquisition costs are deferred and amortized over the estimated lives of the annuity and universal life insurance contracts. Policy acquisition costs include commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business.

     DAC is amortized based on a percentage of expected gross profits ("EGPs") over the life of the underlying policies. EGPs are computed based on assumptions related to the underlying contracts, including their anticipated duration, the growth rate of the separate account assets (with respect to variable options of the variable annuity contracts) or general account assets (with respect to fixed annuity contracts, fixed options of variable annuity contracts ("Fixed Options") and universal life insurance contracts) supporting the annuity obligations, costs of providing for contract guarantees and the level of expenses necessary to maintain the contracts. The Company adjusts amortization of DAC and other deferred expenses (a "DAC unlocking") when estimates of future gross profits to be realized from its annuity contracts are revised.

     The assumption for the long-term annual net growth of the separate account assets used by the Company in the determination of DAC amortization with respect to its variable annuity contracts is 10% (the "long-term growth rate assumption"). The Company uses a "reversion to the mean" methodology that allows the Company to maintain this 10% long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance were 15% during the first year following the introduction of a product, the DAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would approximate 9%, resulting in an average annual growth rate of 10% during the life of the product. Similarly, following periods of below 10% performance, the model will assume a short-term growth rate higher than 10%. A DAC unlocking will occur if management deems the short-term growth rate (i.e., the growth

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     rate required to revert to the mean 10% growth rate over a five-year period) to be unreasonable. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry.

     As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on debt and equity securities available for sale which is a component of accumulated other comprehensive income and is credited or charged directly to shareholder's equity.

     The Company reviews the carrying value of DAC on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned and credited rates, persistency and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

     OTHER DEFERRED EXPENSES: The annuity operations currently offer enhanced crediting rates or bonus payments to contract holders on certain of its products. Such amounts are deferred and amortized over the life of the policy using the same methodology and assumptions used to amortize DAC. The Company previously deferred these expenses as part of DAC and reported the amortization of such amounts as part of DAC amortization.

     The Company reviews the carrying value of other deferred expenses on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned, credited rates, persistency, withdrawal rates, rates of market return and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

     VARIABLE ANNUITY ASSETS AND LIABILITIES RELATED TO SEPARATE ACCOUNTS: The assets and liabilities resulting from the receipt of variable annuity deposits are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in variable annuity policy fees in the statement of income and comprehensive income.

     RESERVES FOR FIXED ANNUITY AND UNIVERSAL LIFE INSURANCE CONTRACTS: Reserves for fixed annuity and universal life insurance contracts are accounted for in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees). Under GAAP, deposits collected on non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's statement of income and comprehensive income, as they are recorded directly to contract holder liabilities upon receipt.

     RESERVE FOR GUARANTEED BENEFITS: Reserve for guaranteed minimum death benefits ("GMDB") is accounted for in accordance with Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1") and is included in other liabilities on the balance sheet. See Note 7.

     FEE INCOME: Fee income includes variable annuity policy fees, universal life insurance fees and surrender charges. Variable annuity policy fees are generally based on the market value of assets in the separate accounts supporting the variable annuity contracts. Universal life insurance policy fees consist of mortality charges, up-front fees earned on deposits received and administrative fees, net of reinsurance premiums. Surrender charges are assessed on withdrawals occurring during the surrender charge period. All fee income is recorded as income when earned.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)



2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     INCOME TAXES: Prior to 2004, the Company was included in a consolidated federal income tax return with its Parent. Beginning in 2004, the Company is included in the consolidated federal income tax return of its ultimate parent, AIG. Income taxes have been calculated as if the Company filed a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax basis of assets and liabilities using enacted income tax rates and laws.

     RECENTLY ISSUED ACCOUNTING STANDARDS: In July 2003, the American Institute of Certified Public Accountants issued SOP 03-1. This statement was effective as of January 1, 2004, and requires the Company to recognize a liability for GMDB and certain living benefits related to its variable annuity contracts, account for enhanced crediting rates or bonus payments to contract holders and modifies certain disclosures and financial statement presentations for these products. In addition, SOP 03-1 addresses the presentation and reporting of separate accounts and the capitalization and amortization of certain other expenses. The Company reported for the first quarter of 2004 a one-time cumulative accounting charge upon adoption of $2,013,000 ($3,098,000 pre-tax) to reflect the liability and the related impact of DAC as of January 1, 2004.

     At the March 2004 meeting, the Emerging Issue Task Force ("EITF") reached a consensus with respect to Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." On September 30, 2004, the Financial Accounting Standards Board ("FASB") issued FASB staff pronouncement ("FSP") EITF No. 03-1-1, Effective Date of Paragraphs 10-20 of EITF Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairments and Its Application to Certain Investments" delaying the effective date of this guidance until the FASB has resolved certain implementation issues with respect to this guidance, but the disclosures remain effective. This FSP, retitled FSP FAS 115-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments," replaces the measurement and recognition guidance set forth in Issue No. 03-1 and codifies certain existing guidance on impairment. Adoption of FSP FAS 115-1 is not expected to have a material effect on the Company's financial condition or results of operations.

     On June 1, 2005, the FASB issued Statement No. 154, "Accounting Changes and Error Corrections" ("FAS 154"). FAS 154 replaces Accounting Principles Board ("APB") Opinion No. 20, "Accounting Changes" and FASB Statement No. 3, "Reporting Accounting Changes in Interim Financial Statements." FAS 154 requires that a voluntary change in accounting principle be applied retrospectively with all prior period financial statements based on the new accounting principle, unless its impracticable to do so. FAS 154 also provides that a correction of errors in previously issued financial statements should be termed a "restatement." The new standard is effective for accounting changes and correction of errors beginning January 1, 2006.

     On September 19, 2005, FASB issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts." SOP 05-1 provides guidance on accounting for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in FASB Statement No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments." The SOP defines an internal replacement as a modification in product benefits, features, rights, or coverage that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. The effective date of the implementation guidance is January 1, 2007. The Company is currently assessing the effect of implementing this guidance.

     On February 16, 2006, the FASB issued FAS No. 155, "Accounting for Certain Hybrid Financial Instruments" (FAS 155), and amendment of FAS 140 and FAS
     133. FAS 155 permits the Company to elect to measure any hybrid financial instrument at fair value (with changes in fair value recognized in earnings) if the hybrid instrument contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately under FAS 133. The election to measure the hybrid instrument at fair value is made on an instrument-by-instrument basis and is irrevocable. FAS 155 will be effective for all instruments acquired, issued, or subject to a remeasurement event occurring after the beginning of the Company's fiscal year that begins after September 15,

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     2006, with earlier adoption permitted as of the beginning of 2006, provided that financial statements for any interim period of that fiscal year have not been issued. The Company has decided to early adopt FAS 155 effective January 1, 2006, and is assessing the effect of this change in accounting.

3.   INVESTMENTS

     The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by major category follow:


                                         Amortized         Estimated
                                            Cost          Fair Value
                                        ------------     ------------

                                               (in thousands)


     AT DECEMBER 31, 2005:

     U.S. government securities         $     17,722     $     17,903
     Mortgage-backed securities            1,380,307        1,371,683
     Securities of public utilities          118,946          120,160
     Corporate bonds and notes             1,729,552        1,716,235
     Other debt securities                   389,249          391,468
                                        ------------     ------------

                  Total                 $  3,635,776     $  3,617,449
                                        ============     ============



                                         Amortized         Estimated
                                            Cost          Fair Value
                                        ------------     ------------

                                               (in thousands)

     AT DECEMBER 31, 2004:

     U.S. government securities         $     18,743     $     19,358
     Mortgage-backed securities              753,378          771,642
     Securities of public utilities          120,769          125,369
     Corporate bonds and notes             1,599,497        1,624,383
     Other debt securities                   426,892          430,673
                                        ------------     ------------

                  Total                 $  2,919,279     $  2,971,425
                                        ============     ============

     At December 31, 2005, bonds and notes included $59,528,000 not rated investment grade. These non-investment-grade securities are comprised of bonds spanning 7 industries with 31%, 22%, 12% and 11% concentrated in consumer cyclical products, consumer non-cyclical products, basic industrial and telecommunications industries, respectively. No other industry concentration constituted more than 10% of these assets.

     At December 31, 2005, mortgage loans were collateralized by properties located in 28 states, with loans totaling approximately 20%, 12% and 10% of the aggregate carrying value of the portfolio secured by properties located in California, Florida and Texas, respectively. No more than 10% of the portfolio was secured by properties located in any other single state.

     At December 31, 2005, the carrying value, which approximates its estimated fair value, of all investments in default as to the payment of principal or interest totaled $4,017,000.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)


3.   INVESTMENTS (Continued):

     At December 31, 2005, $559,000 of bonds, at amortized cost, was on deposit with regulatory authorities in accordance with statutory requirements.

     The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by contractual maturity, as of December 31, 2005, follow:




                                                                     Estimated
                                                Amortized Cost       Fair Value
                                                --------------     --------------

                                                         (in thousands)


     Due in one year or less                    $      102,019     $      103,432
     Due after one year through five years             704,482            699,466
     Due after five years through ten years          1,030,703          1,022,735
     Due after ten years                               418,265            420,133
     Mortgage-backed securities                      1,380,307          1,371,683
                                                --------------     --------------

                  Total                         $    3,635,776     $    3,617,449
                                                ==============     ==============

     Actual maturities of bonds, notes and redeemable preferred stocks may differ from those shown above due to prepayments and redemptions.

     Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks by major category follow:



                                         Gross Unrealized       Gross Unrealized
                                              Gains                  Losses
                                        ------------------     ------------------

                                                     (in thousands)


     AT DECEMBER 31, 2005:

     U.S. government securities         $              183     $               (2)
     Mortgage-backed securities                      8,302                (16,926)
     Securities of public utilities                  2,359                 (1,145)
     Corporate bonds and notes                      12,568                (25,885)
     Other debt securities                           3,892                 (1,673)
                                        ------------------     ------------------

     Total                              $           27,304     $          (45,631)
                                        ==================     ==================

     AT DECEMBER 31, 2004:


     U.S. government securities         $              634     $              (19)
     Mortgage-backed securities                     20,512                 (2,248)
     Securities of public utilities                  4,873                   (273)
     Corporate bonds and notes                      33,360                 (8,474)
     Other debt securities                           6,263                 (2,482)
                                        ------------------     ------------------

     Total                              $           65,642     $          (13,496)
                                        ==================     ==================

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)


3.   INVESTMENTS (Continued):

     Gross unrealized gains on equity securities aggregated $619,000 and $5,000 at December 31, 2005 and 2004, respectively. There were no gross unrealized losses on equity securities at December 31, 2005 and 2004, respectively.

     The following tables summarize the Company's gross unrealized losses and estimated fair values on investments, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2005 and 2004 (dollars in thousands):


                              Less than 12 Months                   12 Months or More                           Total
                     ------------------------------------   ------------------------------------  --------------------------------
                                  Unrealized                             Unrealized                            Unrealized
December 31, 2005    Fair Value      Loss         Items     Fair Value      Loss        Items     Fair Value      Loss       Items
                     ----------   ----------   ----------   ----------   ----------   ----------  ----------   ---------- --------
U.S. government
securities           $      865   $       (2)           1   $       --   $       --           --  $      865   $       (2)       1
Mortgage-backed
securities              790,102      (14,262)         164       54,771       (2,664)          13     844,873      (16,926)     177
Securities of public
utilities                49,323         (712)          15       14,557         (433)           4      63,880       (1,145)      19
Corporate bonds and
notes                   920,435      (16,420)         226      225,876       (9,465)          48   1,146,311      (25,885)     274
Other debt
securities               93,872         (895)          17       47,772         (778)          10     141,644       (1,673)      27
                     ----------   ----------   ----------   ----------   ----------   ----------  ----------   ----------   ------

Total                $1,854,597   $  (32,291)         423   $  342,976   $  (13,340)          75  $2,197,573   $  (45,631)     498
                     ==========  ==========    ==========   ==========   ==========   ==========  ==========   ==========   ======


                              Less than 12 Months                   12 Months or More                            Total
                     ------------------------------------  ------------------------------------   ---------------------------------
                                  Unrealized                            Unrealized                             Unrealized
December 31, 2004    Fair Value      Loss         Items    Fair Value      Loss        Items      Fair Value      Loss       Items
                     ----------   ----------   ----------  ----------   ----------   ----------   ----------   ----------   -------
U.S. government
securities           $    2,001   $      (19)           1  $       --   $       --           --   $    2,001   $      (19)       1
Mortgage-backed
securities              152,192       (1,887)          31      13,802         (361)           7      165,994       (2,248)      38
Securities of public
utilities                22,303         (273)           6          --           --           --       22,303         (273)       6
Corporate bonds and
notes                   385,522       (4,043)          85      72,370       (4,431)          12      457,892       (8,474)      97
Other debt
securities               97,774       (1,926)          17      26,848         (556)           7      124,622       (2,482)      24
                     ----------   ----------   ----------  ----------   ----------   ----------   ----------   ----------   ------

Total                $  659,792   $   (8,148)         140  $  113,020   $   (5,348)          26   $  772,812   $  (13,496)      166
                     ==========   ==========   ==========  ==========   ==========   ==========   ==========   ==========   =======

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)


3.   INVESTMENTS (Continued):

     Realized investment gains and losses include the following:



                                                   Years ended December 31,
                                         --------------------------------------------
                                             2005            2004            2003
                                         ------------    ------------    ------------

                                                        (in thousands)

     Bonds, notes and redeemable
       preferred stocks                  $    (11,197)   $     (1,636)   $      2,725
     Common stocks                                425            (180)            183
     Other invested assets                     (1,176)           (839)           (491)
                                         ------------    ------------    ------------

     Net realized investment
       gains (losses)                    $    (11,948)   $     (2,655)   $      2,417
                                         ============    ============    ============


     Realized investment gains and losses on the sales of bonds, notes and redeemable preferred stock and equity securities are as follows:



                                                     Years ended December 31,
                                         --------------------------------------------
                                             2005            2004            2003
                                         ------------    ------------    ------------

                                                        (in thousands)

     BONDS, NOTES AND REDEEMABLE
       PREFERRED STOCKS:
         Realized gains                  $      5,674    $      2,903    $      9,001
         Realized losses                       (9,040)         (4,245)         (3,315)

     COMMON STOCKS:
         Realized gains                           425               1             202
         Realized losses                           --            (180)            (20)


     The sources and related amounts of investment income are as follows:




                                                    Years Ended December 31,
                                         --------------------------------------------
                                             2005            2004            2003
                                         ------------    ------------    ------------

                                                       (in thousands)


     Short-term investments              $      2,394    $        428    $        848
     Bonds, notes and redeemable
       preferred stocks                       174,234         149,869         103,197
     Mortgage loans                            19,499          15,161          13,552
     Policy loans                               2,497           2,682           2,819
     Securities lending                         2,616             689              55
                                         ------------    ------------    ------------

     Gross investment income                  201,240         168,829         120,471
     Less: investment expenses                 (1,353)         (1,458)           (741)
                                         ------------    ------------    ------------

     Total investment income             $    199,887    $    167,371    $    119,730
                                         ============    ============    ============

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)


4.   FAIR VALUE OF FINANCIAL INSTRUMENTS

     The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized non-financial assets and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

     The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

     The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

     CASH AND SHORT-TERM INVESTMENTS: Carrying value is considered to be a reasonable estimate of fair value.

     BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information. For securities that do not have readily determinable market prices, the fair value is estimated with internally prepared valuations (including those based on estimates of future profitability). Otherwise, the most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible is used to estimate the fair value of those securities.

     MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

     POLICY LOANS: Carrying value is considered a reasonable estimate of fair value.

     COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

     SECURITIES LENDING COLLATERAL/PAYABLE: Carrying value is considered to be a reasonable estimate of fair value.


     RESERVES FOR FIXED ANNUITY CONTRACTS: Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)



4.   FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

     The estimated fair values of the Company's financial instruments at December 31, 2005 and 2004 compared with their respective carrying values are as follows:

                                                      Carrying Value     Fair Value
                                                      --------------   --------------

                                                               (in thousands)


     AT DECEMBER 31, 2005:

     ASSETS:
        Cash and short-term investments               $       53,538   $       53,538
        Bonds, notes and redeemable
          preferred stocks                                 3,617,449        3,617,449
        Mortgage loans                                       359,440          364,679
        Policy loans                                          30,721           30,721
        Common stock                                           1,319            1,319
        Securities lending collateral                        862,400          862,400

     LIABILITIES:
        Reserves for fixed annuity contracts          $    3,654,022   $    3,619,818
        Securities lending payable                           862,400          862,400




                                                      Carrying Value     Fair Value
                                                      --------------   --------------

                                                               (in thousands)


     AT DECEMBER 31, 2004:

     ASSETS:
        Cash and short-term investments               $       24,858   $       24,858
        Bonds, notes and redeemable
          preferred stocks                                 2,971,425        2,971,425
        Mortgage loans                                       276,859          284,054
        Policy loans                                          32,899           32,899
        Common stock                                             705              705
        Securities lending collateral                        517,644          517,644

     LIABILITIES:
        Reserves for fixed annuity contracts          $    2,863,048   $    2,827,611
        Securities lending payable                           517,644          517,644

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)


5.   DEFERRED ACQUISITION COSTS

     The following table summarizes the activity in deferred acquisition costs:



                                                           Years Ended December 31,
                                                         ----------------------------
                                                             2005            2004
                                                         ------------    ------------

                                                                 (in thousands)

     Balance at beginning of year                        $    157,729    $    161,828
     Acquisition costs deferred                                59,733          35,395
     Effect of net unrealized
       (gains) losses on securities                            24,030          (5,915)
     Amortization charged to income                           (30,939)        (31,772)
     Cumulative effect of SOP 03-1                                 --          (1,807)
                                                         ------------    ------------

        Balance at end of year                           $    210,553    $    157,729
                                                         ============    ============


6.   OTHER DEFERRED EXPENSES

     The following table summarizes the activity in other deferred expenses:



                                                           Years Ended December 31,
                                                         ----------------------------
                                                             2005            2004
                                                         ------------    ------------

                                                                (in thousands)

     Balance at beginning of year                        $     19,139    $     16,098
     Expenses deferred                                         18,165           6,037
     Effect of net unrealized
       (gains) losses on securities                             2,970            (585)
     Amortization charged to income                            (3,690)         (2,411)
                                                         ------------    ------------

       Balance at end of year                            $     36,584    $     19,139
                                                         ============    ============



7.   GUARANTEED BENEFITS

     The Company issues variable annuity contracts for which the investment risk is generally borne by the contract holder, except with respect to amounts invested in the fixed-rate account options. For many of the Company's variable annuity contracts, the Company offers contractual guarantees in the event of death or at specified dates during the accumulation period. Such benefits are referred to as GMDB and guaranteed minimum account value ("GMAV"), respectively.

     The assets supporting the variable portion of variable annuity contracts are carried at fair value and reported as summary total "variable annuity assets held in separate accounts" with an equivalent summary total reported for liabilities. Amounts assessed against the contract holders for mortality, administrative, other services and certain features are included in variable annuity policy fees in the statement of income and comprehensive income. Changes in liabilities for minimum guarantees are included in guaranteed benefits in the statement of income and comprehensive income. Separate account net investment income, net investment gains and losses and the related liability charges are offset within the same line item in the statement of income and comprehensive income.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)


7.   GUARANTEED BENEFITS (Continued)

     Guaranteed minimum death benefits ("GMDB") is a feature issued on a majority of the Company's variable annuity products. This feature provides that, upon the death of a contract holder, the contract holder's beneficiary will receive the greater of the contract holder's account value or a guaranteed minimum death benefit that varies by product and election by the contract holder. The Company bears the risk that death claims following a decline in the debt and equity markets may exceed contract holder account balances and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

     Guaranteed minimum account value ("GMAV") is a feature the Company began offering on certain variable annuity products in June of 2004. If available and elected by the contract holder at the time of contract issuance, this feature guarantees that the account value under the contract will at least equal the amount of the deposits invested during the first ninety days of the contract, adjusted for any subsequent withdrawals, at the end of a ten-year waiting period. The Company bears the risk that protracted under-performance of the financial markets could result in GMAV benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. Changes in the market value of the GMAV benefit is recorded in net realized gains/losses in the accompanying statement of income and comprehensive income.

     Guaranteed minimum withdrawal benefit ("GMWB") is a feature the Company began offering on certain variable annuity products in June of 2005. If available and elected by the contract holder at the time of contract issuance, this feature provides a guaranteed annual withdrawal stream at the end of a specified wait period, if any, regardless of market performance. The guaranteed withdrawal stream is based upon deposits invested during a specified period adjusted for subsequent withdrawals, and may include an increase in the benefit base. The Company bears the risk that protracted under-performance of the financial markets could result in GMWB benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. Changes in the market value of the GMWB benefit is recorded in net realized investment gains/losses in the accompanying statement of income and comprehensive income.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)



7.   GUARANTEED BENEFITS (Continued)

     Details concerning the Company's guaranteed benefit exposures are as follows:


                                                                             Highest Specified
                                                                                Anniversary
                                                                               Account Value
                                                                                   Minus
                                                        Return of Net         Withdrawals Post
                                                          Deposits              Anniversary
                                                     ------------------      ------------------

                                                                (dollars in thousands)

     AT DECEMBER 31, 2005:

     In the event of death (GMDB):
          Account value                              $          155,627      $          672,611
          Net amount at risk (a)                                    256                  39,801
          Average attained age of contract holders                   66                      62
          Range of guaranteed minimum return rates                    0%                      0%

     Accumulation at specified date (GMAV):
          Account value                              $           46,256      $
          Net amount at risk (b)                                      5
          Weighted average period remaining until
            guaranteed payment                                9.3 Years

     Accumulation at specified date (GMWB):
          Account value                              $           18,746      $
          Net amount at risk (c)                                      7
          Weighted average period remaining
            until guaranteed payment                         17.9 Years

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)


7.   GUARANTEED BENEFITS (Continued)



                                                                            Highest Specified
                                                                               Anniversary
                                                                              Account Value
                                                                                  Minus
                                                     Return of Net          Withdrawals Post
                                                        Deposits               Anniversary
                                                   ------------------      ------------------

                                                           (dollars in thousands)

     AT DECEMBER 31, 2004:

     In the event of death (GMDB):
     Account value                                 $          148,283      $          649,952
     Net amount at risk (a)                                       348                  57,713
     Average attained age of contract holders                      65                      62
     Range of guaranteed minimum return rates                       0%                      0%

     Accumulation at specified date (GMAV):
     Account value                                 $           16,314      $
     Net amount at risk (b)                                        --
     Weighted average period remaining until
       guaranteed payment                                   9.8 Years

     Accumulation at specified date (GMWB):
     Account value                                 $               --      $
     Net amount at risk                                            --
     Weighted average period remaining until
       guaranteed payment                                          --


     (a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, if all contract holders died at the same balance sheet date.

     (b) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, if all contract holders reached the specified date at the same balance sheet date.

     (c) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders exercise the maximum withdrawal benefits at the same balance sheet date. If no withdrawals have been made for those policies with a waiting period, the contract holder will realize an increase in the benefit base after all other amounts guaranteed under this benefit have been paid. This increase in the benefit base increases the net amount at risk by $4.2 million and is payable no sooner than 10 years from the end of the waiting period.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)



7.   GUARANTEED BENEFITS (Continued)

     The following summarizes the reserves for guaranteed benefits on variable contracts reflected in the general account:



                                            Years Ended December 31,
                                         ------------------------------
                                             2005             2004 (d)
                                         ------------      ------------

                                                 (in thousands)

     Balance at beginning of year        $      1,899      $      1,640
        Guaranteed benefits incurred              553             1,193
        Guaranteed benefits paid                 (470)             (934)
                                         ------------      ------------

     Balance at end of year              $      1,982      $      1,899
                                         ------------      ------------

          (d) Includes amounts from the one-time cumulative accounting change resulting from the adoption of SOP 03-1

     The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2005 and 2004:
          o Data used was 5,000 stochastically generated investment performance scenarios.
          o    Mean investment performance assumption was 10%.
          o    Volatility assumption was 16%.
          o    Mortality was assumed to be 64% of the 75-80 ALB table.
          o Lapse rates vary by contract type and duration and range from 0% to 40%.
          o    The discount rate was approximately 8%.

8.   REINSURANCE

     Reinsurance contracts do not relieve the Company from its obligations to contract holders. The Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. However, due to the high credit ratings of the reinsurers, such risks are considered to be minimal. The Company has no reinsurance recoverable or related concentration of credit risk greater than 10% of shareholder's equity.

     The Company has a reinsurance treaty that limits the Company's universal life risk on any one insured life to $100,000. Universal life insurance fees are presented net of reinsurance premiums of $7,423,000, $7,275,000 and $7,132,000 in 2005, 2004 and 2003, respectively. Reinsurance recoveries recognized as a reduction of claims on universal life insurance contracts amounted to $6,303,000, $8,855,000 and $3,645,000 in 2005, 2004 and 2003,
     respectively.

     On November 1, 2004, the Company entered a contract to reinsure credit life and health insurance policies. The Company receives a share of premium for the reinsured policies and will indemnify the reinsured for a proportionate share of these liabilities while the reinsured retains the assets and corresponding reserve liabilities. The contract is considered modified coinsurance and as such the reinsurance claims payable is offset against reinsurance premiums receivable and included in other assets on the balance sheet. The treaty is for one year with the option to renew annually and may be terminated by either party with 180 days advance notice. The treaty was not terminated in 2005.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

9.   COMMITMENTS AND CONTINGENT LIABILITIES

     At December 31, 2005, the Company has commitments to purchase approximately $1,000,000 of asset backed securities in the ordinary course of business. These commitments will expire in 2006.

     Various lawsuits against the Company have arisen in the ordinary course of business. Contingent liabilities arising from litigation, income taxes and regulatory and other matters are not considered material in relation to the financial position, results of operations or cash flows of the Company.

     On February 9, 2006, AIG announced that it has reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Securities and Exchange Commission ("SEC"), the Office of the New York Attorney General ("NYAG") and the New York State Department of Insurance ("DOI"). The settlements resolve outstanding litigation filed by the SEC, NYAG and DOI against AIG and conclude negotiations with these authorities and the DOJ in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the settlement, the Company obtained temporary permission from the SEC to continue to serve as a depositor for separate accounts. The Company expects permanent permission to be forthcoming, as the SEC has granted this type of relief to others in the past in similar circumstances. There is no assurance that permanent permission will be granted, however. Accordingly, no assurance can be given that any further changes in circumstances for AIG will not impact the Company.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)




10.  SHAREHOLDER'S EQUITY

     The Company is authorized to issue 300 shares of its $10,000 par value Common Stock. At December 31, 2005 and December 31, 2004, 300 shares were outstanding.

     Changes in shareholder's equity are as follows:



                                                               Years ended December 31,
                                                   ------------------------------------------------
                                                       2005              2004              2003
                                                   ------------      ------------      ------------

                                                                   (in thousands)

     ADDITIONAL PAID-IN CAPITAL:
       Beginning balances                          $    259,428      $    259,428      $    144,428
       Capital contributions by Parent                      197                --           115,000
                                                   ------------      ------------      ------------

       Ending balances                             $    259,625      $    259,428      $    259,428
                                                   ============      ============      ============

     RETAINED EARNINGS:
       Beginning balances                          $     92,082      $     68,657      $     51,740
       Net income                                        43,207            23,425            16,917
       Adjustment for SICO compensation
         (See Note 12)                                      (93)               --                --
                                                   ------------      ------------      ------------

       Ending balances                             $    135,196      $     92,082      $     68,657
                                                   ============      ============      ============

     ACCUMULATED OTHER COMPREHENSIVE
       INCOME (LOSS):
       Beginning balances                          $     22,003      $     18,440      $     13,870
       Change in net unrealized gains
         on debt securities available for sale          (70,473)           11,981             5,138
       Change in net unrealized gains (losses)
         on equity securities available for sale            614                 1               493
       Change in adjustment to deferred
         acquisition costs and other
         deferred expenses                               27,000            (6,500)            1,400
       Tax effects of net changes                        15,001            (1,919)           (2,461)
                                                   ------------      ------------      ------------

       Ending balances                             $     (5,855)     $     22,003      $     18,440
                                                   ============      ============      ============

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)


10.  SHAREHOLDER'S EQUITY (Continued)

     Gross unrealized gains (losses) on fixed maturity and equity securities included in accumulated other comprehensive income are as follows:



                                                         December 31,      December 31,
                                                             2005              2004
                                                         ------------      ------------

                                                                (in thousands)

     Gross unrealized gains                              $     27,923      $     65,647
     Gross unrealized losses                                  (45,631)          (13,496)
     Adjustment to DAC and other deferred expenses              8,700           (18,300)
     Deferred income taxes                                      3,153           (11,848)
                                                         ------------      ------------

     Accumulated other comprehensive income (loss)       $     (5,855)     $     22,003
                                                         ============      ============

     On September 30, 2003 and December 31, 2003, the Company received cash capital contributions from the Parent of $40,000,000 and $75,000,000, respectively.

     Dividends that the Company may pay to its shareholder in any year without prior approval of the New York Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to stockholders by a life insurance company domiciled in the State of New York without obtaining the prior approval of the Superintendent of Insurance is limited to the lesser of the Company's net gain from operations of the preceding year's statutory annual statement or 10% of preceding year's statutory surplus. Dividends of $16,471,000 can be paid to the shareholder during 2006 without prior approval of the New York Superintendent of Insurance.

     Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income for the years ended December 31, 2005 and 2004 was approximately $10,979,000 and $41,524,000, respectively. Net loss for the year ended December 31, 2003 was $28,065,000. The Company's statutory capital and surplus totaled approximately $268,572,000, $261,706,000 and $213,084,000 at December 31,
     2005, 2004 and 2003, respectively.

11.  INCOME TAXES

     The components of the provisions for income taxes on pretax income consist of the following:



                                                     Years Ended December 31,
                                         -----------------------------------------------
                                             2005             2004              2003
                                         ------------     ------------      ------------

                                                         (in thousands)

     Current                             $     12,420     $     25,539      $      3,041
     Deferred                                   5,580          (17,640)            9,040
                                         ------------     ------------      ------------

     Total income tax expense            $     18,000     $      7,899      $     12,081
                                         ============     ============      ============

     The U.S. Federal income tax rate is 35% for 2005, 2004 and 2003. Actual tax expense on income differs from the "expected" amount computed by applying the Federal income tax rate because of the following:

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)



11.  INCOME TAXES (Continued)



                                                           Years Ended December 31,
                                              ------------------------------------------------
                                                  2005              2004              2003
                                              ------------      ------------      ------------

                                                               (in thousands)

     Amount computed at Federal rate          $     21,422      $     11,668      $     10,149
     Increases (decreases) resulting from:
        State income taxes, net of federal
           tax benefit                              (1,898)            3,250             1,447
        Dividends received deduction                  (501)             (386)             (315)
        Adjustment to prior year tax
           liability (a)                                --            (6,633)               --
        Other, net                                  (1,023)               --               800
                                              ------------      ------------      ------------

     Total income tax expense                 $     18,000      $      7,899      $     12,081
                                              ============      ============      ============

          (a) In 2004, the Company revised its estimate of tax contingency amount for prior year based on additional information that became available.

     Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the liability for deferred income taxes are as follows:


                                                            Years Ended December 31,
                                                         ------------------------------
                                                             2005              2004
                                                         ------------      ------------

                                                                 (in thousands)

     DEFERRED TAX ASSETS:
       Investments                                       $         --      $        959
       Contract holder reserves                                42,060            27,931
        Net unrealized gains on debt and equity
         securities available for sale                          3,153                --
       Other assets                                             5,818             7,477
                                                         ------------      ------------

       Total deferred tax assets                               51,031            36,367
                                                         ------------      ------------

     DEFERRED TAX LIABILITIES:
       Deferred acquisition costs and
        other deferred expenses                          $    (65,282)     $    (49,383)
       Investments                                             (1,420)               --
       Other liabilities                                           --              (228)
       Net unrealized gains on debt and equity
         securities available for sale                             --           (11,848)
                                                         ------------      ------------

       Total deferred tax liabilities                         (66,702)          (61,459)
                                                         ------------      ------------
       Deferred income taxes                             $    (15,671)     $    (25,092)
                                                         ============      ============

     The Company has concluded that the deferred tax asset will be fully realized and no valuation allowance is necessary.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)



12.  RELATED-PARTY MATTERS

     Starr International Company, Inc. ("SICO") has provided a series of two-year Deferred Compensation Profit Participation Plans ("SICO Plans") to certain employees of AIG, its subsidiaries and affiliates. The SICO Plans came into being in 1975 when the voting shareholders and Board of Directors of SICO, a private holding company whose principal asset is AIG common stock, decided that a portion of the capital value of SICO should be used to provide an incentive plan for the current and succeeding managements of all American International companies, including the Company.

     None of the costs of the various benefits provided under the SICO Plans has been paid by the Company, although the Company has recorded a charge to reported earnings for the deferred compensation amounts paid to employees of the Company and affiliates by SICO and allocated to the Company, with an offsetting entry to additional paid-in capital reflecting amounts deemed contributed by SICO. The SICO Plans provide that shares currently owned by SICO may be set aside by SICO for the benefit of the participant and distributed upon retirement. The SICO Board of Directors currently may permit an early payout under certain circumstances. Prior to payout, the participant is not entitled to vote, dispose of or receive dividends with respect to such shares, and shares are subject to forfeiture under certain conditions, including but not limited to the participant's voluntary termination of employment with AIG or its subsidiaries prior to normal retirement age. Under the SICO Plans, SICO's Board of Directors may elect to pay a participant cash in lieu of shares of AIG common stock. Following notification from SICO to participants in the SICO Plans that it will settle specific future awards under the SICO Plans with shares rather than cash, the Company modified its accounting for the SICO Plans from variable to fixed measurement accounting. The Company gave effect to this change in settlement method beginning on December 9, 2005, the date of SICO's notice to the SICO Plans' participants.

     As total compensation expense related to the SICO Plans for each prior year would not have been material to any such prior year, in the first quarter of 2005 the Company has recorded the total amount of compensation expense related to the SICO Plans that would have been recorded in all prior periods through December 31, 2004, as a reduction of retained earnings on the consolidated balance sheet of $93,000, with a corresponding increase to additional paid-in capital, and with no effect on total shareholder's equity, results of operations or cash flows. Compensation expense with respect to the SICO Plans aggregated $104,000 year ended December 31, 2005 and is included in general and administrative expenses in the statement of income and comprehensive income.

     On October 28, 2005, the Company amended an existing credit agreement under which the Company agreed to make loans to AIG in an aggregate amount of up to $10,000,000. This amended agreement will expire on October 27, 2006. There was no outstanding balance under this agreement at December 31, 2005.

     On January 20, 2004, the Company entered into a short-term financing arrangement with the Parent whereby the Company has the right to borrow up to $15,000,000 from the Parent and vice versa. Any advances made under this agreement must be repaid within 30 days. There was no outstanding balance under this agreement at December 31, 2005.

     On February 15, 2004, the Company entered into a short-term financing arrangement with an affiliate, AIG SunAmerica Life Assurance Company ("AIG SALAC") whereby the Company has the right to borrow up to $15,000,000 from AIG SALAC and vice versa. Any advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this agreement at December 31, 2005.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)



12.  RELATED-PARTY MATTERS (Continued)

     On February 15, 2004, the Company entered into a short-term financing arrangement with SunAmerica Investments, Inc. ("SAII") whereby the Company has the right to borrow up to $15,000,000 from SAII and vice versa. Any advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this agreement at December 31, 2005.

     In 2005 the Company paid commissions to ten affiliated companies: Royal Alliance Associates, Inc.; SunAmerica Securities, Inc.; Sentra Securities Corp.; Spelman & Co., Inc.; Advantage Capital Corporation; FSC Services Corporation; AIG Financial Advisors, Inc.; VALIC Financial Advisors; American General Equity Securities Corporation and American General Securities, Inc. Commissions paid to these broker-dealers totaled $1,042,000, $996,000 and $1,063,000 for the years ended December 31, 2005,
     2004 and 2003, respectively. These affiliated broker-dealers represented approximately 1% 3% and 1% of premiums for the years ended December 31, 2005, 2004 and 2003, respectively.

     Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, legal, marketing and data processing services from its Parent and from certain AIG affiliates. Amounts paid for such services totaled $7,597,000, $7,925,000 and $5,250,000 for the years ended December 31, 2005, 2004 and 2003, respectively. The component of such costs that relate to the production or acquisition of new business during these periods amounted to $2,070,000, $2,138,000 and $3,855,000, in 2005, 2004 and 2003 respectively, and is deferred and amortized as part of DAC. The other components of these costs are included in general and administrative expenses in the statement of income and comprehensive income.

     AIG Annuity Insurance Company, an affiliate, is responsible for the administration of the Company's fixed annuity contracts and is reimbursed for the cost of administration. Costs charged to the Company to administer these policies were approximately $1,638,000, $1,138,000 and $841,000 for the years ended December 31, 2005, 2004 and 2003, respectively. Additionally, costs charged to the Company for marketing such policies amounted to $3,409,000, $1,605,000 and $4,010,000 in 2005, 2004 and 2003,
     respectively, and are deferred and amortized as part of DAC. The Company believes these costs are less than the Company would have incurred to administer these policies internally.

     The majority of the Company's invested assets are managed by an affiliate of the Company. The investment management fees incurred were $2,241,000, $2,223,000 and $1,232,000 for the years ended December 31, 2005, 2004 and
     2003, respectively.

     The Company incurred $1,039,000, $629,000 and $106,000 of management fees to an affiliate of the Company to administer its securities lending program (see Note 2) for the year ended December 31, 2005, 2004 and 2003, respectively.

     On February 1, 2004, the Company entered into an administrative services agreement with its affiliate AIG SunAmerica Asset Management Corp. ("SAAMCo"), whereby SAAMCo will pay to the Company a fee based on a percentage on all assets invested through the Company's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for the Company's variable annuity products. Amounts earned by the Company under this agreement totaled $1,790,000 and $1,537,000 in 2005 and 2004 respectively, and are included in variable annuity policy fees in the statement of income and comprehensive income. A fee of $150,000, and $1,620,000 was paid under a different agreement in 2004 and 2003, respectively.

     The Company has a support agreement in effect between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a contract holders' surplus of not

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)


12.  RELATED-PARTY MATTERS (Continued)

     less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Contract holders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such contract holder when due, have the right to enforce the Support Agreement directly against AIG.

     The Company's insurance policy obligations are guaranteed by American Home Assurance Company ("American Home"), a subsidiary of AIG, and a member of an AIG intercompany pool. This guarantee is unconditional and irrevocable, and the Company's contract holders' have the right to enforce the guarantee directly against American Home. American Home's statutory financial Statements are contained in the Company's product filings with the SEC. Additionally, American Home files statutory annual and quarterly reports with the New York State Insurance Department, through which such reports are available to the public. The Company expects that the American Home guarantee will be terminated within the next year. However, the insurance obligations on contracts issued prior to termination of the American Home guarantee would continue to be covered by the guarantee, including obligations arising from purchase payments received after termination, until satisfied in full.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

                                    CONTENTS

Report of Independent Registered Public Accounting Firm  .....................     1
Statement of Assets and Liabilities, December 31, 2005........................     2
Schedule of Portfolio Investments, December 31, 2005..........................    13
Statement of Operations, for the year ended December 31, 2005.................    14
Statement of Changes in Net Assets, for the year ended December 31, 2005......    27
Statement of Changes in Net Assets, for the year ended December 31, 2004......    36
Notes to Financial Statements  ...............................................    45

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of First SunAmerica Life Insurance Company and the Contractholders of its separate account, FS Variable Separate Account

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting FS Variable Separate Account, a separate account of First SunAmerica Life Insurance Company (the "Separate Account") at December 31, 2005, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
April 17, 2006

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005

                                                      Global                    Growth        Asset       Capital
                                                      Growth        Growth      Income      Allocation  Appreciation
                                                       Fund          Fund        Fund       Portfolio    Portfolio
                                                     (Class 2)    (Class 2)    (Class 2)    (Class 1)     (Class 1)
                                                    -----------  -----------  -----------  -----------  -------------
Assets:
   Investments in American Funds Insurance Series
    (Class 2), at net asset value                   $ 5,572,840  $ 6,503,605  $ 8,865,765  $         0  $           0
   Investments in Anchor Series Trust (Class 1 or
    Class 3), at net asset value                              0            0            0   11,529,434     26,590,277
   Investments in Lord Abbett Series Fund, Inc.
    (Class VC), at net asset value                            0            0            0            0              0
   Investments in SunAmerica Series Trust (Class 1
    or Class 3), at net asset value                           0            0            0            0              0
   Investments in Van Kampen Life Investment Trust
    (Class II), at net asset value                            0            0            0            0              0
   Investments in WM Variable Trust (Class 2),
    at net asset value                                        0            0            0            0              0
   Investments in Nations Separate Account Trust
    (Class B), at net asset value                             0            0            0            0              0

   Dividend Receivable                                        0            0            0            0              0
                                                    -----------  -----------  -----------  -----------  -------------

Total Assets:                                       $ 5,572,840  $ 6,503,605  $ 8,865,765  $11,529,434  $  26,590,277


Liabilities:                                                  0            0            0            0              0
                                                    -----------  -----------  -----------  -----------  -------------

Net Assets                                          $ 5,572,840  $ 6,503,605  $ 8,865,765  $11,529,434  $  26,590,277
                                                    ===========  ===========  ===========  ===========  =============

   Accumulation units                                 5,572,840    6,503,605    8,865,765   11,480,756     26,493,147

   Contracts in payout (annuitization) period                 0            0            0       48,678         97,130
                                                    -----------  -----------  -----------  -----------  -------------

        Total net assets                            $ 5,572,840  $ 6,503,605  $ 8,865,765  $11,529,434  $  26,590,277
                                                    ===========  ===========  ===========  ===========  =============

Accumulation units outstanding                          304,618      349,988      551,512      499,496        669,723
                                                    ===========  ===========  ===========  ===========  =============

Contracts With Total Expenses of 1.52%: (1)
   Net Assets                                       $ 4,142,046  $ 5,584,491  $ 7,827,688  $11,529,434  $  26,590,277
   Accumulation units outstanding                       226,046      300,249      486,535      499,496        669,723
   Unit value of accumulation units                 $     18.32  $     18.60  $     16.09  $     23.08  $       39.70
Contracts With Total Expenses of 1.55%: (2)
   Net Assets                                       $         -  $         -  $         -  $         -  $           -
   Accumulation units outstanding                             -            -            -            -              -
   Unit value of accumulation units                 $         -  $         -  $         -  $         -  $           -
Contracts With Total Expenses of 1.70%: (2)
   Net Assets                                       $         -  $         -  $         -  $         -  $           -
   Accumulation units outstanding                             -            -            -            -              -
   Unit value of accumulation units                 $         -  $         -  $         -  $         -  $           -
Contracts With Total Expenses of 1.72%: (3)
   Net Assets                                       $ 1,430,794  $   919,114  $ 1,038,077  $         -  $           -
   Accumulation units outstanding                        78,572       49,739       64,977            -              -
   Unit value of accumulation units                 $     18.21  $     18.48  $     15.98  $         -  $           -

                                                      Government
                                                         and                      Natural
                                                     Quality Bond    Growth      Resources
                                                      Portfolio     Portfolio    Portfolio
                                                      (Class 1)     (Class 1)    (Class 1)
                                                    -------------  -----------  -----------
Assets:
   Investments in American Funds Insurance Series
    (Class 2), at net asset value                   $           0  $         0  $         0
   Investments in Anchor Series Trust (Class 1 or
    Class 3), at net asset value                       21,760,624   14,112,895    8,449,994
   Investments in Lord Abbett Series Fund, Inc.
    (Class VC), at net asset value                              0            0            0
   Investments in SunAmerica Series Trust (Class 1
    or Class 3), at net asset value                             0            0            0
   Investments in Van Kampen Life Investment Trust
    (Class II), at net asset value                              0            0            0
   Investments in WM Variable Trust (Class 2),
    at net asset value                                          0            0            0
   Investments in Nations Separate Account Trust
    (Class B), at net asset value                               0            0            0

   Dividend Receivable                                          0            0            0
                                                    -------------  -----------  -----------

Total Assets:                                       $  21,760,624  $14,112,895  $ 8,449,994


Liabilities:                                                    0            0            0
                                                    -------------  -----------  -----------

Net Assets                                          $  21,760,624  $14,112,895  $ 8,449,994
                                                    =============  ===========  ===========

   Accumulation units                                  21,623,320   14,069,532    8,315,363

   Contracts in payout (annuitization) period             137,304       43,363      134,631
                                                    -------------  -----------  -----------

        Total net assets                            $  21,760,624  $14,112,895  $ 8,449,994
                                                    =============  ===========  ===========

Accumulation units outstanding                          1,268,280      458,975      214,268
                                                    =============  ===========  ===========

Contracts With Total Expenses of 1.52%: (1)
   Net Assets                                       $  21,760,624  $14,112,895  $ 8,449,994
   Accumulation units outstanding                       1,268,280      458,975      214,268
   Unit value of accumulation units                 $       17.16  $     30.75  $     39.44
Contracts With Total Expenses of 1.55%: (2)
   Net Assets                                       $           -  $         -  $         -
   Accumulation units outstanding                               -            -            -
   Unit value of accumulation units                 $           -  $         -  $         -
Contracts With Total Expenses of 1.70%: (2)
   Net Assets                                       $           -  $         -  $         -
   Accumulation units outstanding                               -            -            -
   Unit value of accumulation units                 $           -  $         -  $         -
Contracts With Total Expenses of 1.72%: (3)
   Net Assets                                       $           -  $         -  $         -
   Accumulation units outstanding                               -            -            -
   Unit value of accumulation units                 $           -  $         -  $         -

------------
(1) Offered in FSA Advisor, FSA Polaris, FSA Polaris II, and FSA Polaris
    Choice

(2) Offered in FSA WM Diversified Strategies III

(3) Offered in FSA Polaris Choice

                See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005
                                   (Continued)

                                                                                Government
                                                      Asset         Capital         and                      Natural      Growth
                                                    Allocation   Appreciation   Quality Bond    Growth      Resources    and Income
                                                     Portfolio    Portfolio      Portfolio     Portfolio    Portfolio    Portfolio
                                                     (Class 3)    (Class 3)      (Class 3)     (Class 3)    (Class 3)    (Class VC)
                                                    -----------  ------------  -------------  -----------  -----------  -----------
Assets:
   Investments in American Funds Insurance Series
    (Class 2), at net asset value                   $         0  $          0  $           0  $         0  $         0  $         0
   Investments in Anchor Series Trust (Class 1 or
    Class 3), at net asset value                      1,082,724     8,264,715     12,225,439    6,440,048    1,608,771            0
   Investments in Lord Abbett Series Fund, Inc.
    (Class VC), at net asset value                            0             0              0            0            0    2,790,474
   Investments in SunAmerica Series Trust (Class 1
    or Class 3), at net asset value                           0             0              0            0            0            0
   Investments in Van Kampen Life Investment Trust
    (Class II), at net asset value                            0             0              0            0            0            0
   Investments in WM Variable Trust (Class 2),
    at net asset value                                        0             0              0            0            0            0
   Investments in Nations Separate Account Trust
    (Class B), at net asset value                             0             0              0            0            0            0

   Dividend Receivable                                        0             0              0            0            0            0
                                                    -----------  ------------  -------------  -----------  -----------  -----------

Total Assets:                                       $ 1,082,724  $  8,264,715  $  12,225,439  $ 6,440,048  $ 1,608,771  $ 2,790,474

Liabilities:                                                  0             0              0            0            0            0
                                                    -----------  ------------  -------------  -----------  -----------  -----------

Net Assets                                          $ 1,082,724  $  8,264,715  $  12,225,439  $ 6,440,048  $ 1,608,771  $ 2,790,474
                                                    ===========  ============  =============  ===========  ===========  ===========

   Accumulation units                                 1,082,724     8,264,715     12,225,439    6,440,048    1,608,771    2,790,474

   Contracts in payout (annuitization) period                 0             0              0            0            0            0
                                                    -----------  ------------  -------------  -----------  -----------  -----------

    Total net assets                                $ 1,082,724  $  8,264,715  $  12,225,439  $ 6,440,048  $ 1,608,771  $ 2,790,474
                                                    ===========  ============  =============  ===========  ===========  ===========

Accumulation units outstanding                           47,448       209,725        720,156      211,282       41,266      234,490
                                                    ===========  ============  =============  ===========  ===========  ===========

Contracts With Total Expenses of 1.52%: (1)
   Net Assets                                       $ 1,006,811  $  7,289,283  $  10,009,610  $ 5,544,545  $ 1,051,879  $ 2,538,651
   Accumulation units outstanding                        44,104       184,868        588,944      181,737       26,906      213,128
   Unit value of accumulation units                 $     22.83  $      39.43  $       17.00  $     30.51  $     39.09  $     11.91
Contracts With Total Expenses of 1.55%: (2)
   Net Assets                                       $         -  $     39,365  $           -  $         -  $         -  $         -
   Accumulation units outstanding                             -           979              -            -            -            -
   Unit value of accumulation units                 $         -  $      40.21  $           -  $         -  $         -  $         -
Contracts With Total Expenses of 1.70%: (2)
   Net Assets                                       $         -  $     64,858  $           -  $         -  $         -  $         -
   Accumulation units outstanding                             -         1,646              -            -            -            -
   Unit value of accumulation units                 $         -  $      39.40  $           -  $         -  $         -  $         -
Contracts With Total Expenses of 1.72%: (3)
   Net Assets                                       $    75,913  $    871,209  $   2,215,829  $   895,503  $   556,892  $   251,823
   Accumulation units outstanding                         3,344        22,232        131,212       29,545       14,360       21,362
   Unit value of accumulation units                 $     22.70  $      39.19  $       16.89  $     30.31  $     38.78  $     11.79

                                                      Aggressive   Alliance     Blue Chip
                                                       Growth       Growth       Growth
                                                      Portfolio    Portfolio    Portfolio
                                                      (Class 1)    (Class 1)    (Class 1)
                                                     -----------  -----------  -----------
Assets:
   Investments in American Funds Insurance Series
    (Class 2), at net asset value                    $         0  $         0  $         0
   Investments in Anchor Series Trust (Class 1 or
    Class 3), at net asset value                               0            0            0
   Investments in Lord Abbett Series Fund, Inc.
    (Class VC), at net asset value                             0            0            0
   Investments in SunAmerica Series Trust (Class 1
    or Class 3), at net asset value                    8,591,508   35,739,139    1,737,179
   Investments in Van Kampen Life Investment Trust
    (Class II), at net asset value                             0            0            0
   Investments in WM Variable Trust (Class 2),
    at net asset value                                         0            0            0
   Investments in Nations Separate Account Trust
    (Class B), at net asset value                              0            0            0

   Dividend Receivable                                         0            0            0
                                                     -----------  -----------  -----------

Total Assets:                                        $ 8,591,508  $35,739,139  $ 1,737,179

Liabilities:                                                   0            0            0
                                                     -----------  -----------  -----------

Net Assets                                           $ 8,591,508  $35,739,139  $ 1,737,179
                                                     ===========  ===========  ===========

   Accumulation units                                  8,565,586   35,559,131    1,737,179

   Contracts in payout (annuitization) period             25,922      180,008            0
                                                     -----------  -----------  -----------

    Total net assets                                 $ 8,591,508  $35,739,139  $ 1,737,179
                                                     ===========  ===========  ===========

Accumulation units outstanding                           544,544    1,069,885      286,791
                                                     ===========  ===========  ===========

Contracts With Total Expenses of 1.52%: (1)
   Net Assets                                        $ 8,591,508  $35,739,139  $ 1,737,179
   Accumulation units outstanding                        544,544    1,069,885      286,791
   Unit value of accumulation units                  $     15.78  $     33.40  $      6.06
Contracts With Total Expenses of 1.55%: (2)
   Net Assets                                        $         -  $         -  $         -
   Accumulation units outstanding                              -            -            -
   Unit value of accumulation units                  $         -  $         -  $         -
Contracts With Total Expenses of 1.70%: (2)
   Net Assets                                        $         -  $         -  $         -
   Accumulation units outstanding                              -            -            -
   Unit value of accumulation units                  $         -  $         -  $         -
Contracts With Total Expenses of 1.72%: (3)
   Net Assets                                        $         -  $         -  $         -
   Accumulation units outstanding                              -            -            -
   Unit value of accumulation units                  $         -  $         -  $         -

(1) Offered in FSA Advisor, FSA Polaris, FSA Polaris II, and FSA Polaris
    Choice

(2) Offered in FSA WM Diversified Strategies III

(3) Offered in FSA Polaris Choice

                See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005
                                   (Continued)

                                                                                              Davis
                                                                     Cash      Corporate     Venture     "Dogs" of    Emerging
                                                                  Management     Bond         Value     Wall Street    Markets
                                                                   Portfolio   Portfolio    Portfolio    Portfolio    Portfolio
                                                                  (Class 1)    (Class 1)    (Class 1)    (Class 1)    (Class 1)
                                                                  ----------  -----------  -----------  -----------  -----------
Assets:
   Investments in American Funds Insurance Series (Class 2),
       at net asset value                                       $          0  $         0   $        0  $         0  $         0
   Investments in Anchor Series Trust (Class 1 or Class 3),
       at net asset value                                                  0            0            0            0            0
   Investments in Lord Abbett Series Fund, Inc. (Class VC),
       at net asset value                                                  0            0            0            0            0
   Investments in SunAmerica Series Trust (Class 1 or Class 3),
       at net asset value                                         10,069,463   10,590,606   51,750,951    2,711,597    8,223,841
   Investments in Van Kampen Life Investment Trust (Class II),
       at net asset value                                                  0            0            0            0            0
   Investments in WM Variable Trust (Class 2),
       at net asset value                                                  0            0            0            0            0
   Investments in Nations Separate Account Trust (Class B),
       at net asset value                                                  0            0            0            0            0

   Dividend Receivable                                                     0            0            0            0            0
                                                                ------------  -----------  -----------  -----------  -----------

Total Assets:                                                   $ 10,069,463  $10,590,606  $51,750,951  $ 2,711,597  $ 8,223,841

Liabilities:                                                               0            0            0            0            0
                                                                ------------  -----------  -----------  -----------  -----------

Net Assets                                                      $ 10,069,463  $10,590,606  $51,750,951  $ 2,711,597  $ 8,223,841
                                                                ============  ===========  ===========  ===========  ===========

   Accumulation units                                             10,030,458   10,500,084   51,301,533    2,709,501    8,219,935

   Contracts in payout (annuitization) Period                         39,005       90,522      449,418        2,096        3,906
                                                                ------------  -----------  -----------  -----------  -----------

        Total net assets                                        $ 10,069,463  $10,590,606  $51,750,951  $ 2,711,597  $ 8,223,841
                                                                ============  ===========  ===========  ===========  ===========

Accumulation units outstanding                                       774,741      615,116    1,505,818      248,632      552,174
                                                                ============  ===========  ===========  ===========  ===========

Contracts With Total Expenses of 1.52%: (1)
   Net Assets                                                   $ 10,069,463  $10,590,606  $51,750,951  $ 2,711,597  $ 8,223,841
   Accumulation units outstanding                                    774,741      615,116    1,505,818      248,632      552,174
   Unit value of accumulation units                             $      13.00  $     17.22  $     34.37  $     10.91  $     14.89
Contracts With Total Expenses of 1.55%: (2)
   Net Assets                                                   $          -  $         -  $         -  $         -  $         -
   Accumulation units outstanding                                          -            -            -            -            -
   Unit value of accumulation units                             $          -  $         -  $         -  $         -  $         -
Contracts With Total Expenses of 1.70%: (2)
   Net Assets                                                   $          -  $         -  $         -  $         -  $         -
   Accumulation units outstanding                                          -            -            -            -            -
   Unit value of accumulation units                             $          -  $         -  $         -  $         -  $         -
Contracts With Total Expenses of 1.72%: (3)
   Net Assets                                                   $          -  $         -  $         -  $         -  $         -
   Accumulation units outstanding                                          -            -            -            -            -
   Unit value of accumulation units                             $          -  $         -  $         -  $         -  $         -

                                                                   Federated                               Goldman
                                                                    American     Global        Global       Sachs
                                                                    Leaders       Bond        Equities     Research
                                                                   Portfolio    Portfolio    Portfolio    Portfolio
                                                                   (Class 1)    (Class 1)    (Class 1)    (Class 1)
                                                                  -----------  -----------  -----------  -----------
Assets:
   Investments in American Funds Insurance Series (Class 2),
       at net asset value                                         $         0  $         0  $         0  $         0
   Investments in Anchor Series Trust (Class 1 or Class 3),
       at net asset value                                                   0            0            0            0
   Investments in Lord Abbett Series Fund, Inc. (Class VC),
       at net asset value                                                   0            0            0            0
   Investments in SunAmerica Series Trust (Class 1 or Class 3),
       at net asset value                                           8,461,380    3,996,385    6,100,144      697,009
   Investments in Van Kampen Life Investment Trust (Class II),
       at net asset value                                                   0            0            0            0
   Investments in WM Variable Trust (Class 2),
       at net asset value                                                   0            0            0            0
   Investments in Nations Separate Account Trust (Class B),
       at net asset value                                                   0            0            0            0

   Dividend Receivable                                                      0            0            0            0
                                                                  -----------  -----------  -----------  -----------

Total Assets:                                                     $ 8,461,380  $ 3,996,385  $ 6,100,144  $   697,009

Liabilities:                                                                0            0            0            0
                                                                  -----------  -----------  -----------  -----------

Net Assets                                                        $ 8,461,380  $ 3,996,385  $ 6,100,144  $   697,009
                                                                  ===========  ===========  ===========  ===========

   Accumulation units                                               8,308,704    3,957,735    6,084,405      697,009

   Contracts in payout (annuitization) Period                         152,676       38,650       15,739            0
                                                                  -----------  -----------  -----------  -----------

        Total net assets                                          $ 8,461,380  $ 3,996,385  $ 6,100,144  $   697,009
                                                                  ===========  ===========  ===========  ===========

Accumulation units outstanding                                        466,182      227,066      309,442       97,904
                                                                  ===========  ===========  ===========  ===========

Contracts With Total Expenses of 1.52%: (1)
   Net Assets                                                     $ 8,461,380  $ 3,996,385  $ 6,100,144  $   697,009
   Accumulation units outstanding                                     466,182      227,066      309,442       97,904
   Unit value of accumulation units                               $     18.15  $     17.60  $     19.71  $      7.12
Contracts With Total Expenses of 1.55%: (2)
   Net Assets                                                     $         -  $         -  $         -  $         -
   Accumulation units outstanding                                           -            -            -            -
   Unit value of accumulation units                               $         -  $         -  $         -  $         -
Contracts With Total Expenses of 1.70%: (2)
   Net Assets                                                     $         -  $         -  $         -  $         -
   Accumulation units outstanding                                           -            -            -            -
   Unit value of accumulation units                               $         -  $         -  $         -  $         -
Contracts With Total Expenses of 1.72%: (3)
   Net Assets                                                     $         -  $         -  $         -  $         -
   Accumulation units outstanding                                           -            -            -            -
   Unit value of accumulation units                               $         -  $         -  $         -  $         -

(1)   Offered in FSA Advisor, FSA Polaris, FSA Polaris II, and FSA Polaris
      Choice

(2)   Offered in FSA WM Diversified Strategies III

(3)   Offered in FSA Polaris Choice

                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005
                                   (Continued)

                                                                                                                           MFS
                                                                                         International  International  Massachusetts
                                                  Growth-      Growth       High-Yield    Diversified      Growth       Investors
                                                  Income     Opportunities     Bond        Equities       & Income        Trust
                                                 Portfolio     Portfolio    Portfolio      Portfolio      Portfolio     Portfolio
                                                 (Class 1)    (Class 1)     (Class 1)      (Class 1)      (Class 1)     (Class 1)
                                                -----------  -------------  -----------  -------------  -------------  -------------
Assets:
    Investments in American Funds Insurance
     Series (Class 2), at net asset value       $         0  $           0  $         0  $           0  $           0  $           0
    Investments in Anchor Series Trust
     (Class 1 or Class 3), at net asset value             0              0            0              0              0              0
    Investments in Lord Abbett Series Fund,
      Inc. (Class VC), at net asset value                 0              0            0              0              0              0
    Investments in SunAmerica Series Trust
      (Class 1 or Class 3), at net asset value   27,515,259        480,912   11,579,603      7,791,843     10,305,980      9,977,675
    Investments in Van Kampen Life Investment
      Trust (Class II),at net asset value                 0              0            0              0              0              0
    Investments in WM Variable Trust
      (Class 2),at net asset value                        0              0            0              0              0              0
    Investments in Nations Separate
     Account Trust (Class B),at net asset
     value                                                0              0            0              0              0              0

    Dividend Receivable                                   0              0            0              0              0              0
                                                -----------  -------------  -----------  -------------  -------------  -------------

Total Assets:                                   $27,515,259  $     480,912  $11,579,603  $   7,791,843  $  10,305,980  $   9,977,675


Liabilities:                                              0              0            0              0              0              0
                                                -----------  -------------  -----------  -------------  -------------  -------------

Net Assets                                      $27,515,259  $     480,912  $11,579,603  $   7,791,843  $  10,305,980  $   9,977,675
                                                ===========  =============  ===========  =============  =============  =============

    Accumulation units                           27,452,806        480,912   11,531,277      7,775,308     10,274,501      9,976,528

    Contracts in payout (annuitization) period       62,453              0       48,326         16,535         31,479          1,147
                                                -----------  -------------  -----------  -------------  -------------  -------------

     Total net assets                           $27,515,259  $     480,912  $11,579,603  $   7,791,843  $  10,305,980  $   9,977,675
                                                ===========  =============  ===========  =============  =============  =============

Accumulation units outstanding                      919,440         94,760      620,626        650,604        681,700        473,467
                                                ===========  =============  ===========  =============  =============  =============

Contracts With Total Expenses of 1.52%: (1)
    Net Assets                                  $27,515,259  $     480,912  $11,579,603  $   7,791,843  $  10,305,980  $   9,977,675
    Accumulation units outstanding                  919,440         94,760      620,626        650,604        681,700        473,467
    Unit value of accumulation units            $     29.93  $        5.07  $     18.66  $       11.98  $       15.12  $       21.07
Contracts With Total Expenses of 1.55%: (2)
    Net Assets                                  $         -  $           -  $         -  $           -  $           -  $           -
    Accumulation units outstanding                        -              -            -              -              -              -
    Unit value of accumulation units            $         -  $           -  $         -  $           -  $           -  $           -
Contracts With Total Expenses of 1.70%: (2)
    Net Assets                                  $         -  $           -  $         -  $           -  $           -  $           -
    Accumulation units outstanding                        -              -            -              -              -              -
    Unit value of accumulation units            $         -  $           -  $         -  $           -  $           -  $           -
Contracts With Total Expenses of 1.72%: (3)
    Net Assets                                  $         -  $           -  $         -  $           -  $           -  $           -
    Accumulation units outstanding                        -              -            -              -              -              -
    Unit value of accumulation units            $         -  $           -  $         -  $           -  $           -  $           -

                                                      MFS                        Putnam
                                                    Mid-Cap        MFS          Growth:
                                                     Growth     Total Return    Voyager
                                                   Portfolio     Portfolio     Portfolio
                                                   (Class 1)     (Class 1)     (Class 1)
                                                   -----------  ------------  -----------
Assets:
    Investments in American Funds Insurance
     Series (Class 2), at net asset value          $         0  $          0   $        0
    Investments in Anchor Series Trust
     (Class 1 or Class 3), at net asset value                0             0            0
    Investments in Lord Abbett Series Fund,
      Inc. (Class VC), at net asset value                    0             0            0
    Investments in SunAmerica Series Trust
      (Class 1 or Class 3), at net asset value       6,346,307    20,129,311    8,650,232
    Investments in Van Kampen Life Investment
      Trust (Class II),at net asset value                    0             0            0
    Investments in WM Variable Trust
      (Class 2),at net asset value                           0             0            0
    Investments in Nations Separate
     Account Trust (Class B),at net asset value              0             0            0

    Dividend Receivable                                      0             0            0
                                                   -----------  ------------  -----------

Total Assets:                                      $ 6,346,307  $ 20,129,311  $ 8,650,232


Liabilities:                                                 0             0            0
                                                   -----------  ------------  -----------

Net Assets                                         $ 6,346,307  $ 20,129,311  $ 8,650,232
                                                   ===========  ============  ===========

    Accumulation units                               6,346,307    20,081,895    8,646,409

    Contracts in payout (annuitization) period               0        47,416        3,823
                                                   -----------  ------------  -----------

     Total net assets                              $ 6,346,307  $ 20,129,311  $ 8,650,232
                                                   ===========  ============  ===========

Accumulation units outstanding                         588,780       790,163      473,972
                                                   ===========  ============  ===========

Contracts With Total Expenses of 1.52%: (1)
    Net Assets                                     $ 6,346,307  $ 20,129,311  $ 8,650,232
    Accumulation units outstanding                     588,780       790,163      473,972
    Unit value of accumulation units               $     10.78  $      25.47  $     18.25
Contracts With Total Expenses of 1.55%: (2)
    Net Assets                                     $         -  $          -  $         -
    Accumulation units outstanding                           -             -            -
    Unit value of accumulation units               $         -  $          -  $         -
Contracts With Total Expenses of 1.70%: (2)
    Net Assets                                     $         -  $          -  $         -
    Accumulation units outstanding                           -             -            -
    Unit value of accumulation units               $         -  $          -  $         -
Contracts With Total Expenses of 1.72%: (3)
    Net Assets                                     $         -  $          -  $         -
    Accumulation units outstanding                           -             -            -
    Unit value of accumulation units               $         -  $          -  $         -

(1) Offered in FSA Advisor, FSA Polaris, FSA Polaris II, and FSA Polaris
    Choice

(2) Offered in FSA WM Diversified Strategies III

(3) Offered in FSA Polaris Choice

                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005
                                   (Continued)

                                                 Real      SunAmerica                  Telecom     Worldwide     Aggressive
                                                Estate      Balanced    Technology     Utility     High Income     Growth
                                               Portfolio    Portfolio    Portfolio    Portfolio     Portfolio    Portfolio
                                               (Class 1)    (Class 1)    (Class 1)    (Class 1)     (Class 1)    (Class 3)
                                              -----------  -----------  -----------  -----------  ------------  -----------
Assets:
 Investments in American Funds
   Insurance Series (Class 2),
   at net asset value                         $         0  $         0  $         0  $         0  $          0  $         0
 Investments in Anchor Series
   Trust (Class 1 or Class 3),
   at net asset value                                   0            0            0            0             0            0
 Investments in Lord Abbett Series
   Fund, Inc. (Class VC),
   at net asset value                                   0            0            0            0             0            0
 Investments in SunAmerica Series
   Trust (Class 1 or Class 3),
   at net asset value                           6,055,622   10,041,574      751,974    2,128,916     3,550,350      956,442
 Investments in Van Kampen Life
   Investment Trust (Class II),
   at net asset value                                   0            0            0            0             0            0
 Investments in WM Variable Trust
   (Class 2), at net asset value                        0            0            0            0             0            0
 Investments in Nations Separate
   Account Trust (Class B),
   at net asset value                                   0            0            0            0             0            0

 Dividend Receivable                                    0            0            0            0             0            0
                                              -----------  -----------  -----------  -----------  ------------  -----------

Total Assets:                                 $ 6,055,622  $10,041,574  $   751,974  $ 2,128,916  $  3,550,350  $   956,442

Liabilities:                                            0            0            0            0             0            0
                                              -----------  -----------  -----------  -----------  ------------  -----------

Net Assets                                    $ 6,055,622  $10,041,574  $   751,974  $ 2,128,916  $  3,550,350  $   956,442
                                              ===========  ===========  ===========  ===========  ============  ===========

  Accumulation units                            5,990,231    9,952,925      751,974    2,128,916     3,480,262      956,442

  Contracts in payout (annuitization)
  period                                           65,391       88,649            0            0        70,088            0
                                              -----------  -----------  -----------  -----------  ------------  -----------

       Total net assets                       $ 6,055,622  $10,041,574  $   751,974  $ 2,128,916  $  3,550,350  $   956,442
                                              ===========  ===========  ===========  ===========  ============  ===========

Accumulation units outstanding                    254,015      668,675      311,559      174,618       179,125       61,576
                                              ===========  ===========  ===========  ===========  ============  ===========

Contracts With Total Expenses of 1.52%: (1)
  Net Assets                                  $ 6,055,622  $10,041,574  $   751,974  $ 2,128,916  $  3,550,350  $   556,243
  Accumulation units outstanding                  254,015      668,675      311,559      174,618       179,125       35,677
  Unit value of accumulation units            $     23.84  $     15.02  $      2.41  $     12.19  $      19.82  $     15.59
Contracts With Total Expenses of 1.55%: (2)
  Net Assets                                  $         -  $         -  $         -  $         -  $          -  $         -
  Accumulation units outstanding                        -            -            -            -             -            -
  Unit value of accumulation units            $         -  $         -  $         -  $         -  $          -  $         -
Contracts With Total Expenses of 1.70%: (2)
  Net Assets                                  $         -  $         -  $         -  $         -  $          -  $         -
  Accumulation units outstanding                        -            -            -            -             -            -
  Unit value of accumulation units            $         -  $         -  $         -  $         -  $          -  $         -
Contracts With Total Expenses of 1.72%: (3)
  Net Assets                                  $         -  $         -  $         -  $         -  $          -  $   400,199
  Accumulation units outstanding                        -            -            -            -             -       25,899
  Unit value of accumulation units            $         -  $         -  $         -  $         -  $          -  $     15.45

                                               Alliance     Blue Chip     Cash
                                                 Growth      Growth     Management
                                               Portfolio    Portfolio   Portfolio
                                               (Class 3)    (Class 3)    (Class 3)
                                              -----------  -----------  -----------
Assets:
 Investments in American Funds
   Insurance Series (Class 2),
   at net asset value                         $         0  $         0  $         0
 Investments in Anchor Series
   Trust (Class 1 or Class 3),
   at net asset value                                   0            0            0
 Investments in Lord Abbett Series
   Fund, Inc. (Class VC),
   at net asset value                                   0            0            0
 Investments in SunAmerica Series
   Trust (Class 1 or Class 3),
   at net asset value                           5,560,552      625,794    3,736,540
 Investments in Van Kampen Life
   Investment Trust (Class II),
   at net asset value                                   0            0            0
 Investments in WM Variable Trust
   (Class 2), at net asset value                        0            0            0
 Investments in Nations Separate
   Account Trust (Class B),
   at net asset value                                   0            0            0

 Dividend Receivable                                    0            0            0
                                              -----------  -----------  -----------

Total Assets:                                 $ 5,560,552  $   625,794  $ 3,736,540

Liabilities:                                            0            0            0
                                              -----------  -----------  -----------

Net Assets                                    $ 5,560,552  $   625,794  $ 3,736,540
                                              ===========  ===========  ===========

  Accumulation units                            5,560,552      625,794    3,736,540

  Contracts in payout (annuitization)
  period                                                0            0            0
                                              -----------  -----------  -----------

       Total net assets                       $ 5,560,552  $   625,794  $ 3,736,540
                                              ===========  ===========  ===========

Accumulation units outstanding                    168,890      104,205      290,399
                                              ===========  ===========  ===========

Contracts With Total Expenses of 1.52%: (1)
  Net Assets                                  $ 4,710,501  $   580,219  $ 3,062,465
  Accumulation units outstanding                  142,926       96,555      237,721
  Unit value of accumulation units            $     32.96  $      6.01  $     12.88
Contracts With Total Expenses of 1.55%: (2)
  Net Assets                                  $    19,753  $         -  $         -
  Accumulation units outstanding                      598            -            -
  Unit value of accumulation units            $     33.03  $         -  $         -
Contracts With Total Expenses of 1.70%: (2)
  Net Assets                                  $    31,748  $         -  $         -
  Accumulation units outstanding                      974            -            -
  Unit value of accumulation units            $     32.60  $         -  $         -
Contracts With Total Expenses of 1.72%: (3)
  Net Assets                                  $   798,550  $    45,575  $   674,075
  Accumulation units outstanding                   24,392        7,650       52,678
  Unit value of accumulation units            $     32.74  $      5.96  $     12.80

(1) Offered in FSA Advisor, FSA Polaris, FSA Polaris II, and FSA Polaris
    Choice

(2) Offered in FSA WM Diversified Strategies III

(3) Offered in FSA Polaris Choice

                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005
                                   (Continued)

                                                                                                    Federated
                                              Corporate      Davis        "Dogs" of    Emerging     American      Foreign
                                                Bond      Venture Value  Wall Street    Markets      Leaders       Value
                                              Portfolio     Portfolio     Portfolio    Portfolio    Portfolio    Portfolio
                                              (Class 3)     (Class 3)     (Class 3)    (Class 3)    (Class 3)    (Class 3)
                                             -----------  -------------  -----------  -----------  -----------  -----------
Assets:
    Investments in American Funds
        Insurance Series (Class 2),
        at net asset value                   $         0  $           0  $         0  $         0  $         0  $         0
    Investments in Anchor Series
        Trust (Class 1 or Class 3),
        at net asset value                             0              0            0            0            0            0
    Investments in Lord Abbett Series
        Fund, Inc. (Class VC),
        at net asset value                             0              0            0            0            0            0
    Investments in SunAmerica Series
        Trust (Class 1 or Class 3),
        at net asset value                     4,361,739     13,056,828      526,764    1,979,457    1,713,862   10,525,402
    Investments in Van Kampen Life
        Investment Trust (Class II),
        at net asset value                             0              0            0            0            0            0
    Investments in WM Variable Trust
       (Class 2), at net asset value                   0              0            0            0            0            0
    Investments in Nations Separate
        Account Trust (Class B),
        at net asset value                             0              0            0            0            0            0

    Dividend Receivable                                0              0            0            0            0            0
                                             -----------  -------------  -----------  -----------  -----------  -----------

Total Assets:                                $ 4,361,739  $  13,056,828  $   526,764  $ 1,979,457  $ 1,713,862  $10,525,402

Liabilities:                                           0              0            0            0            0            0
                                             -----------  -------------  -----------  -----------  -----------  -----------

Net Assets                                   $ 4,361,739  $  13,056,828  $   526,764  $ 1,979,457  $ 1,713,862  $10,525,402
                                             ===========  =============  ===========  ===========  ===========  ===========

    Accumulation units                         4,361,739     13,056,828      526,764    1,979,457    1,713,862   10,525,402

    Contracts in payout (annuitization)
        period                                         0              0            0            0            0            0
                                             -----------  -------------  -----------  -----------  -----------  -----------

         Total net assets                    $ 4,361,739  $  13,056,828  $   526,764  $ 1,979,457  $ 1,713,862  $10,525,402
                                             ===========  =============  ===========  ===========  ===========  ===========

Accumulation units outstanding                   256,794        384,255       48,766      134,903       95,469      662,267
                                             ===========  =============  ===========  ===========  ===========  ===========

Contracts With Total Expenses of 1.52%: (1)
    Net Assets                               $ 3,535,540  $  10,655,106  $   490,338  $   910,173  $ 1,479,917  $ 8,027,009
    Accumulation units outstanding               208,025        313,206       45,372       61,754       82,353      504,260
    Unit value of accumulation units         $     17.00  $       34.02  $     10.81  $     14.74  $     17.97  $     15.92
Contracts With Total Expenses of 1.55%: (2)
    Net Assets                               $         -  $           -  $         -  $         -  $         -  $         -
    Accumulation units outstanding                     -              -            -            -            -            -
    Unit value of accumulation units         $         -  $           -  $         -  $         -  $         -  $         -
Contracts With Total Expenses of 1.70%: (2)
    Net Assets                               $         -  $           -  $         -  $         -  $         -  $         -
    Accumulation units outstanding                     -              -            -            -            -            -
    Unit value of accumulation units         $         -  $           -  $         -  $         -  $         -  $         -
Contracts With Total Expenses of 1.72%: (3)
    Net Assets                               $   826,199  $   2,401,722  $    36,426  $ 1,069,284  $   233,945  $ 2,498,393
    Accumulation units outstanding                48,769         71,049        3,394       73,149       13,116      158,007
    Unit value of accumulation units         $     16.94  $       33.80  $     10.73  $     14.62  $     17.84  $     15.81

                                                                        Goldman
                                               Global        Global      Sachs
                                                Bond        Equities    Research
                                              Portfolio    Portfolio    Portfolio
                                              (Class 3)    (Class 3)    (Class 3)
                                             -----------  -----------  -----------
Assets:
    Investments in American Funds
        Insurance Series (Class 2),
        at net asset value                   $         0  $         0  $         0
    Investments in Anchor Series
        Trust (Class 1 or Class 3),
        at net asset value                             0            0            0
    Investments in Lord Abbett Series
        Fund, Inc. (Class VC),
        at net asset value                             0            0            0
    Investments in SunAmerica Series
        Trust (Class 1 or Class 3),
        at net asset value                       505,879      649,995      217,096
    Investments in Van Kampen Life
        Investment Trust (Class II),
        at net asset value                             0            0            0
    Investments in WM Variable Trust
       (Class 2), at net asset value                   0            0            0
    Investments in Nations Separate
        Account Trust (Class B),
        at net asset value                             0            0            0

    Dividend Receivable                                0            0            0
                                             -----------  -----------  -----------

Total Assets:                                $   505,879  $   649,995  $   217,096

Liabilities:                                           0            0            0
                                             -----------  -----------  -----------

Net Assets                                   $   505,879  $   649,995  $   217,096
                                             ===========  ===========  ===========

    Accumulation units                           505,879      649,995      217,096

    Contracts in payout (annuitization)
        period                                         0            0            0
                                             -----------  -----------  -----------

         Total net assets                    $   505,879  $   649,995  $   217,096
                                             ===========  ===========  ===========

Accumulation units outstanding                    29,033       33,331       30,873
                                             ===========  ===========  ===========

Contracts With Total Expenses of 1.52%: (1)
    Net Assets                               $   468,739  $   523,685  $   209,025
    Accumulation units outstanding                26,883       26,874       29,718
    Unit value of accumulation units         $     17.44  $     19.49  $      7.03
Contracts With Total Expenses of 1.55%: (2)
    Net Assets                               $         -  $    58,806  $         -
    Accumulation units outstanding                     -        2,990            -
    Unit value of accumulation units         $         -  $     19.67  $         -
Contracts With Total Expenses of 1.70%: (2)
    Net Assets                               $         -  $    59,136  $         -
    Accumulation units outstanding                     -        3,035            -
    Unit value of accumulation units         $         -  $     19.48  $         -
Contracts With Total Expenses of 1.72%: (3)
    Net Assets                               $    37,140  $     8,368  $     8,071
    Accumulation units outstanding                 2,150          432        1,155
    Unit value of accumulation units         $     17.27  $     19.37  $      6.99

(1) Offered in FSA Advisor, FSA Polaris, FSA Polaris II, and FSA Polaris
    Choice

(2) Offered in FSA WM Diversified Strategies III

(3) Offered in FSA Polaris Choice

                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005
                                   (Continued)

                                                                                    International  International
                                              Growth-       Growth      High-Yield   Diversified      Growth       Marsico
                                              Income     Opportunities     Bond       Equities       & Income      Growth
                                             Portfolio     Portfolio     Portfolio    Portfolio     Portfolio     Portfolio
                                             (Class 3)     (Class 3)     (Class 3)    (Class 3)     (Class 3)     (Class 3)
                                             ----------  -------------  ----------  -------------  -------------  ----------
Assets:
    Investments in American Funds
        Insurance Series (Class 2),
        at net asset value                   $        0  $           0  $        0  $           0  $           0   $       0
    Investments in Anchor Series
        Trust (Class 1 or Class 3),
        at net asset value                            0              0           0              0              0           0
    Investments in Lord Abbett Series
        Fund, Inc. (Class VC),
        at net asset value                            0              0           0              0              0           0
    Investments in SunAmerica Series
        Trust (Class 1 or Class 3),
        at net asset value                      568,321        165,901   1,145,172      6,612,819      1,270,549     797,304
    Investments in Van Kampen Life
        Investment Trust (Class II),
        at net asset value                            0              0           0              0              0           0
    Investments in WM Variable
        Trust (Class 2),
        at net asset value                            0              0           0              0              0           0
    Investments in Nations Separate
        Account Trust (Class B),
        at net asset value                            0              0           0              0              0           0

    Dividend Receivable                               0              0           0              0              0           0
                                             ----------  -------------  ----------  -------------  -------------  ----------

Total Assets:                                $  568,321  $     165,901  $1,145,172  $   6,612,819  $   1,270,549  $  797,304

Liabilities:                                          0              0           0              0              0           0
                                             ----------  -------------  ----------  -------------  -------------  ----------

Net Assets                                   $  568,321  $     165,901  $1,145,172  $   6,612,819  $   1,270,549  $  797,304
                                             ==========  =============  ==========  =============  =============  ==========

    Accumulation units                          568,321        165,901   1,145,172      6,612,819      1,270,549     797,304

    Contracts in payout (annuitization)
        period                                        0              0           0              0             0           0
                                             ----------  -------------  ----------  -------------  -------------  ----------

         Total net assets                    $  568,321  $     165,901  $1,145,172  $   6,612,819  $   1,270,549  $  797,304
                                             ==========  =============  ==========  =============  =============  ==========

Accumulation units outstanding                   19,199         33,007      61,970        557,074         85,088      70,568
                                             ==========  =============  ==========  =============  =============  ==========

Contracts With Total Expenses of 1.52%: (1)
    Net Assets                               $  537,989  $     161,808  $1,067,128  $   5,638,381  $   1,121,928  $  797,304
    Accumulation units outstanding               18,167         32,186      57,715        474,489         75,094      70,568
    Unit value of accumulation units         $    29.61  $        5.03  $    18.49  $       11.88  $       14.94  $    11.30
Contracts With Total Expenses of 1.55%: (2)
    Net Assets                               $        -  $           -  $        -  $           -  $           -  $        -
    Accumulation units outstanding                    -              -           -              -              -           -
    Unit value of accumulation units         $        -  $           -  $        -  $           -  $           -  $        -
Contracts With Total Expenses of 1.70%: (2)
    Net Assets                               $        -  $           -  $        -  $           -  $           -  $        -
    Accumulation units outstanding                    -              -           -              -              -           -
    Unit value of accumulation units         $        -  $           -  $        -  $           -  $           -  $        -
Contracts With Total Expenses of 1.72%: (3)
    Net Assets                               $   30,332  $       4,093  $   78,044  $     974,438  $     148,621  $        -
    Accumulation units outstanding                1,032            821       4,255         82,585          9,994           -
    Unit value of accumulation units         $    29.39  $        4.99  $    18.34  $       11.80  $       14.87  $        -

                                                 MFS
                                             Massachusetts    MFS
                                               Investors     Mid-Cap    MFS Total
                                                 Trust       Growth      Return
                                              Portfolio     Portfolio   Portfolio
                                              (Class 3)     (Class 3)   (Class 3)
                                             -------------  ----------  ----------
Assets:
    Investments in American Funds
        Insurance Series (Class 2),
        at net asset value                   $           0  $        0  $        0
    Investments in Anchor Series
        Trust (Class 1 or Class 3),
        at net asset value                               0           0           0
    Investments in Lord Abbett Series
        Fund, Inc. (Class VC),
        at net asset value                               0           0           0
    Investments in SunAmerica Series
        Trust (Class 1 or Class 3),
        at net asset value                       2,177,911   3,154,555   4,658,623
    Investments in Van Kampen Life
        Investment Trust (Class II),
        at net asset value                               0           0           0
    Investments in WM Variable
        Trust (Class 2),
        at net asset value                               0           0           0
    Investments in Nations Separate
        Account Trust (Class B),
        at net asset value                               0           0           0

    Dividend Receivable                                  0           0           0
                                             -------------  ----------  ----------

Total Assets:                                $   2,177,911  $3,154,555  $4,658,623

Liabilities:                                             0           0           0
                                             -------------  ----------  ----------

Net Assets                                   $   2,177,911  $3,154,555  $4,658,623
                                             =============  ==========  ==========

    Accumulation units                           2,177,911   3,154,555   4,658,623

    Contracts in payout (annuitization)
        period                                           0           0           0
                                             -------------  ----------  ----------

         Total net assets                    $   2,177,911  $3,154,555  $4,658,623
                                             =============  ==========  ==========

Accumulation units outstanding                     104,310     296,165     184,819
                                             =============  ==========  ==========

Contracts With Total Expenses of 1.52%: (1)
    Net Assets                               $   1,806,542  $2,170,107  $3,786,367
    Accumulation units outstanding                  86,427     203,334     150,009
    Unit value of accumulation units         $       20.90  $    10.67  $    25.24
Contracts With Total Expenses of 1.55%: (2)
    Net Assets                               $           -  $   11,423  $        -
    Accumulation units outstanding                       -       1,068           -
    Unit value of accumulation units         $           -  $    10.70  $        -
Contracts With Total Expenses of 1.70%: (2)
    Net Assets                               $           -  $   40,558  $        -
    Accumulation units outstanding                       -       3,807           -
    Unit value of accumulation units         $           -  $    10.65  $        -
Contracts With Total Expenses of 1.72%: (3)
    Net Assets                               $     371,369  $  932,467  $  872,256
    Accumulation units outstanding                  17,883      87,956      34,810
    Unit value of accumulation units         $       20.77  $    10.60  $    25.06

(1) Offered in FSA Advisor, FSA Polaris, FSA Polaris II, and FSA Polaris
    Choice

(2) Offered in FSA WM Diversified Strategies III

(3) Offered in FSA Polaris Choice

                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005
                                   (Continued)

                                                  Putnam
                                                  Growth:       Real     Small & Mid  SunAmerica               Telecom
                                                  Voyager      Estate     Cap Value    Balanced   Technology   Utility
                                                 Portfolio    Portfolio   Portfolio   Portfolio   Portfolio   Portfolio
                                                 (Class 3)   (Class 3)     (Class 3)  (Class 3)   (Class 3)   (Class 3)
                                                 ----------  ----------  -----------  ----------  ----------  ----------
Assets:
    Investments in American Funds
        Insurance Series (Class 2),
        at net asset value                       $        0  $        0  $         0  $        0  $        0  $        0
    Investments in Anchor Series Trust
        (Class 1 or Class 3),
        at net asset value                                0           0            0           0           0           0
    Investments in Lord Abbett Series Fund,
        Inc. (Class VC),
        at net asset value                                0           0            0           0           0           0
    Investments in SunAmerica Series Trust
        (Class 1 or Class 3),
        at net asset value                          195,345   1,665,654    5,066,516     418,300     407,471      77,085
    Investments in Van Kampen Life Investment
        Trust (Class II),
        at net asset value                                0           0            0           0           0           0
    Investments in WM Variable Trust (Class 2),
        at net asset value                                0           0            0           0           0           0
    Investments in Nations Separate Account
        Trust (Class B),
        at net asset value                                0           0            0           0           0           0

    Dividend Receivable                                   0           0            0           0           0           0
                                                 ----------  ----------  -----------  ----------  ----------  ----------

Total Assets:                                    $  195,345  $1,665,654  $ 5,066,516  $  418,300  $  407,471  $   77,085

Liabilities:                                              0           0            0           0           0           0
                                                 ----------  ----------  -----------  ----------  ----------  ----------

Net Assets                                       $  195,345  $1,665,654  $5,066,516   $  418,300  $  407,471  $   77,085
                                                 ==========  ==========  ===========  ==========  ==========  ==========

    Accumulation units                              195,345   1,665,654    5,066,516     418,300     407,471      77,085

    Contracts in payout (annuitization)
        period                                            0           0            0           0           0           0
                                                 ----------  ----------  -----------  ----------  ----------  ----------

         Total net assets                        $  195,345  $1,665,654  $5,066,516   $  418,300  $  407,471  $   77,085
                                                 ==========  ==========  ===========  ==========  ==========  ==========

Accumulation units outstanding                       10,856      70,662     309,076       28,188     170,624       6,378
                                                 ==========  ==========  ===========  ==========  ==========  ==========

Contracts With Total Expenses of 1.52%: (1)
    Net Assets                                   $  122,256  $1,207,802  $ 3,340,112  $  344,059  $  366,927  $   77,085
    Accumulation units outstanding                    6,771      51,135      203,270      23,154     153,641       6,378
    Unit value of accumulation units             $    18.06  $    23.62  $     16.43  $    14.86  $     2.39  $    12.09
Contracts With Total Expenses of 1.55%: (2)
    Net Assets                                   $        -  $        -  $         -  $        -  $   33,929  $        -
    Accumulation units outstanding                        -           -            -           -      14,191           -
    Unit value of accumulation units             $        -  $        -  $         -  $        -  $     2.39  $        -
Contracts With Total Expenses of 1.70%: (2)
    Net Assets                                   $        -  $        -  $         -  $        -  $      133  $        -
    Accumulation units outstanding                        -           -            -           -          57           -
    Unit value of accumulation units             $        -  $        -  $         -  $        -  $     2.32  $        -
Contracts With Total Expenses of 1.72%: (3)
    Net Assets                                   $   73,089  $  457,852  $ 1,726,404  $   74,241  $    6,482  $        -
    Accumulation units outstanding                    4,085      19,527      105,806       5,034       2,735           -
    Unit value of accumulation units             $    17.89  $    23.45  $     16.32  $    14.75  $     2.37  $        -

                                                  Worldwide              Emerging
                                                 High Income  Comstock    Growth
                                                  Portfolio  Portfolio   Portfolio
                                                  Class 3)   (Class II)  (Class II)
                                                 ----------  ----------  ----------
Assets:
    Investments in American Funds
        Insurance Series (Class 2),
        at net asset value                                0  $        0  $        0
    Investments in Anchor Series Trust
        (Class 1 or Class 3),
        at net asset value                                0           0           0
    Investments in Lord Abbett Series Fund,
        Inc. (Class VC),
        at net asset value                                0           0           0
    Investments in SunAmerica Series Trust
        (Class 1 or Class 3),
        at net asset value                          336,776           0           0
    Investments in Van Kampen Life Investment
        Trust (Class II),
        at net asset value                                0   2,978,425     336,082
    Investments in WM Variable Trust (Class 2),
        at net asset value                                0           0           0
    Investments in Nations Separate Account
        Trust (Class B),
        at net asset value                                0           0           0

    Dividend Receivable                                   0           0           0
                                                 ----------  ----------  ----------

Total Assets:                                       336,776  $2,978,425  $  336,082

Liabilities:                                              0           0           0
                                                 ----------  ----------  ----------

Net Assets                                          336,776  $2,978,425  $  336,082
                                                 ==========  ==========  ==========

    Accumulation units                              336,776   2,978,425     336,082

    Contracts in payout (annuitization)
        period                                            0           0           0
                                                 ----------  ----------  ----------

         Total net assets                           336,776  $2,978,425  $  336,082
                                                 ==========  ==========  ==========

Accumulation units outstanding                       17,131     239,201      34,442
                                                 ==========  ==========  ==========

Contracts With Total Expenses of 1.52%: (1)
    Net Assets                                      336,776  $2,677,144  $  314,159
    Accumulation units outstanding                   17,131     214,888      32,182
    Unit value of accumulation units                  19.66  $    12.46  $     9.76
Contracts With Total Expenses of 1.55%: (2)
    Net Assets                                   $        -  $    7,512  $        -
    Accumulation units outstanding                        -         605           -
    Unit value of accumulation units             $        -  $    12.42  $        -
Contracts With Total Expenses of 1.70%: (2)
    Net Assets                                   $        -  $   48,238  $        -
    Accumulation units outstanding                        -       3,921           -
    Unit value of accumulation units             $        -  $    12.30  $        -
Contracts With Total Expenses of 1.72%: (3)
    Net Assets                                   $        -  $  245,531  $   21,923
    Accumulation units outstanding                        -      19,787       2,260
    Unit value of accumulation units             $        -  $    12.41  $     9.70

(1) Offered in FSA Advisor, FSA Polaris, FSA Polaris II, and FSA Polaris
    Choice

(2) Offered in FSA WM Diversified Strategies III

(3) Offered in FSA Polaris Choice

                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2005
                                  (Continued)

                                                                     Growth and            Conservative Conservative
                                                                       Income    Balanced    Balanced      Growth    Equity Income
                                                                     Portfolio   Portfolio  Portfolio     Portfolio      Fund
                                                                     (Class II)  (Class 2)   (Class 2)    (Class 2)    (Class 2)
                                                                     ---------- ---------- ------------ ------------ -------------
Assets:
      Investments in American Funds Insurance Series (Class 2),
       at net asset value                                            $        0 $        0 $          0 $          0 $          0
      Investments in Anchor Series Trust (Class 1 or Class 3),
       at net asset value                                                     0          0            0            0            0
      Investments in Lord Abbett Series Fund, Inc. (Class VC),
       at net asset value                                                     0          0            0            0            0
      Investments in SunAmerica Series Trust (Class 1 or Class 3),
       at net asset value                                                     0          0            0            0            0
      Investments in Van Kampen Life Investment Trust (Class II),
       at net asset value                                             7,878,228          0            0            0            0
      Investments in WM Variable Trust (Class 2),
       at net asset value                                                     0  9,626,781    1,336,226    2,083,716      859,272
      Investments in Nations Separate Account Trust (Class B),
       at net asset value                                                     0          0            0            0            0

      Dividend Receivable                                                     0          0            0            0            0
                                                                     ---------- ---------- ------------ ------------ ------------

Total Assets:                                                        $7,878,228 $9,626,781 $  1,336,226 $  2,083,716 $    859,272

Liabilities:                                                                  0          0            0            0            0
                                                                     ---------- ---------- ------------ ------------ ------------

Net Assets                                                           $7,878,228 $9,626,781 $  1,336,226 $  2,083,716 $    859,272
                                                                     ========== ========== ============ ============ ============

      Accumulation units                                              7,878,228  9,626,781    1,336,226    2,083,716      859,272

      Contracts in payout (annuitization) period                              0          0            0            0            0
                                                                     ---------- ---------- ------------ ------------ ------------

       Total net assets                                              $7,878,228 $9,626,781 $  1,336,226 $  2,083,716 $    859,272
                                                                     ========== ========== ============ ============ ============

Accumulation units outstanding                                          587,154  1,050,099      199,708      216,996       97,115
                                                                     ========== ========== ============ ============ ============
Contracts With Total Expenses of 1.52%: (1)
      Net Assets                                                     $6,691,418 $        - $          - $          - $          -
      Accumulation units outstanding                                    498,213          -            -            -            -
      Unit value of accumulation units                               $    13.43 $        - $          - $          - $          -
Contracts With Total Expenses of 1.55%: (2)
      Net Assets                                                     $        - $6,686,257 $    805,602 $  1,264,853 $    616,854
      Accumulation units outstanding                                          -    728,179      120,195      131,474       69,591
      Unit value of accumulation units                               $        - $     9.18 $       6.70 $       9.62 $       8.86
Contracts With Total Expenses of 1.70%: (2)
      Net Assets                                                     $        - $2,940,524 $    530,624 $    818,863 $    242,418
      Accumulation units outstanding                                          -    321,920       79,513       85,522       27,524
      Unit value of accumulation units                               $        - $     9.13 $       6.67 $       9.57 $       8.81
Contracts With Total Expenses of 1.72%: (3)
      Net Assets                                                     $1,186,810 $        - $          - $          - $          -
      Accumulation units outstanding                                     88,941          -            -            -            -
      Unit value of accumulation units                               $    13.34 $        - $          - $          - $          -

                                                                      Flexible               Growth
                                                                       Income     Growth    & Income      Income
                                                                     Portfolio     Fund       Fund         Fund
                                                                     (Class 2)   (Class 2)  (Class 2)    (Class 2)
                                                                     ---------- ---------- ------------ ------------
Assets:
      Investments in American Funds Insurance Series (Class 2),
       at net asset value                                            $        0 $        0 $          0 $          0
      Investments in Anchor Series Trust (Class 1 or Class 3),
       at net asset value                                                     0          0            0            0
      Investments in Lord Abbett Series Fund, Inc. (Class VC),
       at net asset value                                                     0          0            0            0
      Investments in SunAmerica Series Trust (Class 1 or Class 3),
       at net asset value                                                     0          0            0            0
      Investments in Van Kampen Life Investment Trust (Class II),
       at net asset value                                                     0          0            0            0
      Investments in WM Variable Trust (Class 2),
       at net asset value                                             2,246,873     91,302       54,105      369,062
      Investments in Nations Separate Account Trust (Class B),
       at net asset value                                                     0          0            0            0

      Dividend Receivable                                                     0          0            0            0
                                                                     ---------- ---------- ------------ ------------

Total Assets:                                                        $2,246,873 $   91,302 $     54,105 $    369,062

Liabilities:                                                                  0          0            0            0
                                                                     ---------- ---------- ------------ ------------

Net Assets                                                           $2,246,873 $   91,302 $     54,105 $    369,062
                                                                     ========== ========== ============ ============

      Accumulation units                                              2,246,873     91,302       54,105      369,062

      Contracts in payout (annuitization) period                              0          0            0            0
                                                                     ---------- ---------- ------------ ------------

       Total net assets                                              $2,246,873 $   91,302 $     54,105 $    369,062
                                                                     ========== ========== ============ ============

Accumulation units outstanding                                          290,648     13,285        8,582       53,200
                                                                     ========== ========== ============ ============

Contracts With Total Expenses of 1.52%: (1)
      Net Assets                                                     $        - $        - $          - $          -
      Accumulation units outstanding                                          -          -            -            -
      Unit value of accumulation units                               $        - $        - $          - $          -
Contracts With Total Expenses of 1.55%: (2)
      Net Assets                                                     $1,928,831 $   30,470 $     52,280 $    216,163
      Accumulation units outstanding                                    249,309      4,415        8,292       31,088
      Unit value of accumulation units                               $     7.74 $     6.90 $       6.30 $       6.95
Contracts With Total Expenses of 1.70%: (2)
      Net Assets                                                     $  318,042 $   60,832 $      1,825 $    152,899
      Accumulation units outstanding                                     41,339      8,870          290       22,112
      Unit value of accumulation units                               $     7.69 $     6.86 $       6.28 $       6.91
Contracts With Total Expenses of 1.72%: (3)
      Net Assets                                                     $        - $        - $          - $          -
      Accumulation units outstanding                                          -          -            -            -
      Unit value of accumulation units                               $        - $        - $          - $          -

(1)   Offered in FSA Advisor, FSA Polaris, FSA Polaris II, and FSA Polaris
      Choice

(2)   Offered in FSA WM Diversified Strategies III

(3)   Offered in FSA Polaris Choice

                See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005
                                   (Continued)

                                                                   International     Mid         Money                   Short Term
                                                                      Growth      Cap Stock      Market        REIT        Income
                                                                       Fund          Fund         Fund         Fund         Fund
                                                                     (Class 2)    (Class 2)    (Class 2)     (Class 2)    (Class 2)
                                                                   -------------  ----------   ----------   ----------   ----------
Assets:
    Investments in American Funds Insurance Series (Class 2),
     at net asset value                                              $        0   $        0   $        0   $        0   $        0
    Investments in Anchor Series Trust (Class 1 or Class 3),
     at net asset value                                                       0            0            0            0            0
    Investments in Lord Abbett Series Fund, Inc. (Class VC),
     at net asset value                                                       0            0            0            0            0
    Investments in SunAmerica Series Trust (Class 1 or Class 3),
     at net asset value                                                       0            0            0            0            0
    Investments in Van Kampen Life Investment Trust (Class II),
     at net asset value                                                       0            0            0            0            0
    Investments in WM Variable Trust (Class 2),
     at net asset value                                                  35,863      562,097       55,269      300,851       72,564
    Investments in Nations Separate Account Trust (Class B),
     at net asset value                                                       0            0            0            0            0

    Dividend Receivable                                                       0            0           10            0            0
                                                                     ----------   ----------   ----------   ----------   ----------

Total Assets:                                                        $   35,863   $  562,097   $   55,279   $  300,851   $   72,564

Liabilities:                                                                  0            0            0            0            0
                                                                     ----------   ----------   ----------   ----------   ----------

Net Assets                                                           $   35,863   $  562,097   $   55,279   $  300,851   $   72,564
                                                                     ==========   ==========   ==========   ==========   ==========

    Accumulation units                                                   35,863      562,097       55,279      300,851       72,564

    Contracts in payout (annuitization) period                                0            0            0            0            0
                                                                     ----------   ----------   ----------   ----------   ----------

     Total net assets                                                $   35,863   $  562,097   $   55,279   $  300,851   $   72,564
                                                                     ==========   ==========   ==========   ==========   ==========

Accumulation units outstanding                                            5,529       61,092        9,742       18,530       11,299
                                                                     ==========   ==========   ==========   ==========   ==========

Contracts With Total Expenses of 1.52%: (1)
    Net Assets                                                       $        -   $        -   $        -   $        -   $        -
    Accumulation units outstanding                                            -            -            -            -            -
    Unit value of accumulation units                                 $        -   $        -   $        -   $        -   $        -
Contracts With Total Expenses of 1.55%: (2)
    Net Assets                                                       $   35,690   $  401,956   $   29,701   $  273,970   $   72,462
    Accumulation units outstanding                                        5,502       43,652        5,216       16,853       11,283
    Unit value of accumulation units                                 $     6.49   $     9.21   $     5.69   $    16.26   $     6.42
Contracts With Total Expenses of 1.70%: (2)
    Net Assets                                                       $      173   $  160,141   $   25,578   $   26,881   $      102
    Accumulation units outstanding                                           27       17,440        4,526        1,677           16
    Unit value of accumulation units                                 $     6.43   $     9.18   $     5.65   $    16.03   $     6.39
Contracts With Total Expenses of 1.72%: (3)
    Net Assets                                                       $        -   $        -   $        -   $        -   $        -
    Accumulation units outstanding                                            -            -            -            -            -
    Unit value of accumulation units                                 $        -   $        -   $        -   $        -   $        -

                                                                       Small      Strategic        U.S.       West Coast
                                                                     Cap Growth    Growth       Government      Equity
                                                                        Fund      Portfolio   Securities Fund    Fund
                                                                     (Class 2)    (Class 2)      (Class 2)    (Class 2)
                                                                     ----------   ----------  --------------- ----------
Assets:
    Investments in American Funds Insurance Series (Class 2),
     at net asset value                                              $        0   $        0    $        0    $        0
    Investments in Anchor Series Trust (Class 1 or Class 3),
     at net asset value                                                       0            0             0             0
    Investments in Lord Abbett Series Fund, Inc. (Class VC),
     at net asset value                                                       0            0             0             0
    Investments in SunAmerica Series Trust (Class 1 or Class 3),
     at net asset value                                                       0            0             0             0
    Investments in Van Kampen Life Investment Trust (Class II),
     at net asset value                                                       0            0             0             0
    Investments in WM Variable Trust (Class 2),
     at net asset value                                                  73,279      348,477        37,739       256,336
    Investments in Nations Separate Account Trust (Class B),
     at net asset value                                                       0            0             0             0

    Dividend Receivable                                                       0            0             0             0
                                                                     ----------   ----------    ----------    ----------

Total Assets:                                                        $   73,279   $  348,477    $   37,739    $  256,336

Liabilities:                                                                  0            0             0             0
                                                                     ----------   ----------    ----------    ----------

Net Assets                                                           $   73,279   $  348,477    $   37,739    $  256,336
                                                                     ==========   ==========    ==========    ==========

    Accumulation units                                                   73,279      348,477        37,739       256,336

    Contracts in payout (annuitization) period                                0            0             0             0
                                                                     ----------   ----------    ----------    ----------

     Total net assets                                                $   73,279   $  348,477    $   37,739    $  256,336
                                                                     ==========   ==========    ==========    ==========

Accumulation units outstanding                                           11,407       33,246         5,928        22,993
                                                                     ==========   ==========    ==========    ==========
Contracts With Total Expenses of 1.52%: (1)
    Net Assets                                                       $        -   $        -    $        -    $        -
    Accumulation units outstanding                                            -            -             -             -
    Unit value of accumulation units                                 $        -   $        -    $        -    $        -
Contracts With Total Expenses of 1.55%: (2)
    Net Assets                                                       $   73,113   $  215,456    $    6,371    $  175,346
    Accumulation units outstanding                                       11,381       20,510           997        15,698
    Unit value of accumulation units                                 $     6.42   $    10.50    $     6.39    $    11.17
Contracts With Total Expenses of 1.70%: (2)
    Net Assets                                                       $      166   $  133,021    $   31,368    $   80,990
    Accumulation units outstanding                                           26       12,736         4,931         7,295
    Unit value of accumulation units                                 $     6.38   $    10.44    $     6.36    $    11.10
Contracts With Total Expenses of 1.72%: (3)
    Net Assets                                                       $        -   $        -    $        -    $        -
    Accumulation units outstanding                                            -            -             -             -
    Unit value of accumulation units                                 $        -   $        -    $        -    $        -

(1)   Offered in FSA Advisor, FSA Polaris, FSA Polaris II, and FSA Polaris
      Choice

(2)   Offered in FSA WM Diversified Strategies III

(3)   Offered in FSA Polaris Choice

                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005
                                   (Continued)

                                                                                    Nations
                                                                      Nations       Marsico
                                                                    High Yield      Focused
                                                                       Bond        Equities
                                                                     Portfolio     Portfolio
                                                                     (Class B)     (Class B)
                                                                   ------------   ------------
Assets:
    Investments in American Funds Insurance Series (Class 2),
     at net asset value                                            $          0   $          0
    Investments in Anchor Series Trust (Class 1 or Class 3),
     at net asset value                                                       0              0
    Investments in Lord Abbett Series Fund, Inc. (Class VC),
     at net asset value                                                       0              0
    Investments in SunAmerica Series Trust (Class 1 or Class 3),
     at net asset value                                                       0              0
    Investments in Van Kampen Life Investment Trust (Class II),
     at net asset value                                                       0              0
    Investments in WM Variable Trust (Class 2),
     at net asset value                                                       0              0
    Investments in Nations Separate Account Trust (Class B),
     at net asset value                                                  92,586        127,409

    Dividend Receivable                                                       0              0
                                                                   ------------   ------------

Total Assets:                                                      $     92,586   $    127,409

Liabilities:                                                                  0              0
                                                                   ------------   ------------

Net Assets                                                         $     92,586   $    127,409
                                                                   ============   ============

    Accumulation units                                                   92,586        127,409

    Contracts in payout (annuitization) period                                0              0
                                                                   ------------   ------------

     Total net assets                                              $     92,586   $    127,409
                                                                   ============   ============

Accumulation units outstanding                                            6,412         11,382
                                                                   ============   ============

Contracts With Total Expenses of 1.52%: (1)
    Net Assets                                                     $     34,939   $     72,928
    Accumulation units outstanding                                        2,409          6,499
    Unit value of accumulation units                               $      14.50   $      11.22
Contracts With Total Expenses of 1.55%: (2)
    Net Assets                                                     $          -   $          -
    Accumulation units outstanding                                            -              -
    Unit value of accumulation units                               $          -   $          -
Contracts With Total Expenses of 1.70%: (2)
    Net Assets                                                     $          -   $          -
    Accumulation units outstanding                                            -              -
    Unit value of accumulation units                               $          -   $          -
Contracts With Total Expenses of 1.72%: (3)
    Net Assets                                                     $     57,647   $     54,481
    Accumulation units outstanding                                        4,003          4,883
    Unit value of accumulation units                               $      14.40   $      11.16

(1)   Offered in FSA Advisor, FSA Polaris, FSA Polaris II, and FSA Polaris
      Choice

(2)   Offered in FSA WM Diversified Strategies III

(3)   Offered in FSA Polaris Choice

                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2005

                                                                              Net Asset Value   Net Asset
Variable Accounts                                                  Shares        Per Share        Value            Cost
-----------------                                                 ---------   ---------------  ------------    ------------
AMERICAN FUNDS INSURANCE SERIES (Class 2):
   Global Growth Fund                                               285,494       $ 19.52      $  5,572,840    $  4,831,128
   Growth Fund                                                      110,268         58.98         6,503,605       5,397,165
   Growth-Income Fund                                               232,575         38.12         8,865,765       8,028,994

ANCHOR SERIES TRUST:
   Asset Allocation Portfolio (Class 1)                             769,138       $ 14.99      $ 11,529,434    $ 10,933,242
   Capital Appreciation Portfolio (Class 1)                         722,759         36.79        26,590,277      24,130,817
   Government and Quality Bond Portfolio (Class 1)                1,471,985         14.78        21,760,624      22,217,825
   Growth Portfolio (Class 1)                                       500,576         28.19        14,112,895      13,899,001
   Natural Resources Portfolio (Class 1)                            193,226         43.73         8,449,994       4,717,360
   Asset Allocation Portfolio (Class 3)                              72,439         14.95         1,082,724       1,021,451
   Capital Appreciation Portfolio (Class 3)                         226,303         36.52         8,264,715       7,148,408
   Government and Quality Bond Portfolio (Class 3)                  828,632         14.75        12,225,439      12,496,587
   Growth Portfolio (Class 3)                                       228,935         28.13         6,440,048       5,969,645
   Natural Resources Portfolio (Class 3)                             36,934         43.56         1,608,771       1,324,736

LORD ABBETT SERIES FUND, INC.(Class VC):
   Growth and Income Portfolio                                      106,670       $ 26.16      $  2,790,474    $  2,687,038

SUNAMERICA SERIES TRUST:
   Aggressive Growth Portfolio (Class 1)                            775,413       $ 11.08      $  8,591,508    $ 10,046,101
   Alliance Growth Portfolio (Class 1)                            1,630,408         21.92        35,739,139      42,235,416
   Blue Chip Growth Portfolio (Class 1)                             265,944          6.53         1,737,179       1,529,703
   Cash Management Portfolio (Class 1)                              925,343         10.88        10,069,463       9,984,528
   Corporate Bond Portfolio (Class 1)                               911,103         11.62        10,590,606      10,393,361
   Davis Venture Value Portfolio (Class 1)                        1,810,118         28.59        51,750,951      38,708,683
   "Dogs" of Wall Street Portfolio (Class 1)                        268,018         10.12         2,711,597       2,496,897
   Emerging Markets Portfolio (Class 1)                             522,795         15.73         8,223,841       4,884,989
   Federated American Leaders Portfolio (Class 1)                   503,243         16.81         8,461,380       7,251,930
   Global Bond Portfolio (Class 1)                                  342,055         11.68         3,996,385       3,822,050
   Global Equities Portfolio (Class 1)                              457,985         13.32         6,100,144       6,619,976
   Goldman Sachs Research Portfolio (Class 1)                        90,941          7.66           697,009         584,222
   Growth-Income Portfolio (Class 1)                              1,080,727         25.46        27,515,259      25,801,348
   Growth Opportunities Portfolio (Class 1)                          87,774          5.48           480,912         437,361
   High-Yield Bond Portfolio (Class 1)                            1,633,222          7.09        11,579,603      11,235,537
   International Diversified Equities Portfolio (Class 1)           886,906          8.79         7,791,843       7,795,025
   International Growth & Income Portfolio (Class 1)                760,571         13.55        10,305,980       7,854,324
   MFS Massachusetts Investors Trust Portfolio (Class 1)            805,950         12.38         9,977,675       9,677,405
   MFS Mid-Cap Growth Portfolio (Class 1)                           678,337          9.36         6,346,307       7,479,389
   MFS Total Return Portfolio (Class 1)                           1,185,097         16.99        20,129,311      18,200,414
   Putnam Growth: Voyager Portfolio (Class 1)                       561,108         15.42         8,650,232      11,540,088
   Real Estate Portfolio (Class 1)                                  299,906         20.19         6,055,622       4,087,838
   SunAmerica Balanced Portfolio (Class 1)                          722,552         13.90        10,041,574      11,094,816
   Technology Portfolio (Class 1)                                   286,833          2.62           751,974         712,835
   Telecom Utility Portfolio (Class 1)                              238,791          8.92         2,128,916       2,636,004
   Worldwide High Income Portfolio (Class 1)                        468,447          7.58         3,550,350       3,587,419
   Aggressive Growth Portfolio (Class 3)                             87,025         10.99           956,442         890,809
   Alliance Growth Portfolio (Class 3)                              254,277         21.87         5,560,552       4,597,749
   Blue Chip Growth Portfolio (Class 3)                              96,027          6.52           625,794         584,260
   Cash Management Portfolio (Class 3)                              344,322         10.85         3,736,540       3,682,500
   Corporate Bond Portfolio (Class 3)                               376,271         11.59         4,361,739       4,461,122
   Davis Venture Value Portfolio (Class 3)                          457,984         28.51        13,056,828      11,498,986
   "Dogs" of Wall Street Portfolio (Class 3)                         52,183         10.09           526,764         508,350
   Emerging Markets Portfolio (Class 3)                             126,321         15.67         1,979,457       1,597,287
   Federated American Leaders Portfolio (Class 3)                   102,216         16.77         1,713,862       1,566,646
   Foreign Value Portfolio (Class 3)                                653,804         16.10        10,525,402       9,164,843
   Global Bond Portfolio (Class 3)                                   43,589         11.61           505,879         505,700
   Global Equities Portfolio (Class 3)                               49,068         13.25           649,995         569,116
   Goldman Sachs Research Portfolio (Class 3)                        28,548          7.60           217,096         199,338
   Growth-Income Portfolio (Class 3)                                 22,376         25.40           568,321         495,726
   Growth Opportunities Portfolio (Class 3)                          30,596          5.42           165,901         150,889
   High-Yield Bond Portfolio (Class 3)                              161,977          7.07         1,145,172       1,148,221
   International Diversified Equities Portfolio (Class 3)           757,427          8.73         6,612,819       5,604,814
   International Growth & Income Portfolio (Class 3)                 93,655         13.57         1,270,549       1,003,431
   Marsico Growth Portfolio (Class 3)                                65,561         12.16           797,304         674,173
   MFS Massachusetts Investors Trust Portfolio (Class 3)            176,197         12.36         2,177,911       1,942,967
   MFS Mid-Cap Growth Portfolio (Class 3)                           340,626          9.26         3,154,555       2,850,741
   MFS Total Return Portfolio (Class 3)                             274,900         16.95         4,658,623       4,641,602
   Putnam Growth: Voyager Portfolio (Class 3)                        12,717         15.36           195,345         174,766
   Real Estate Portfolio (Class 3)                                   82,839         20.11         1,665,654       1,509,270
   Small & Mid Cap Value Portfolio (Class 3)                        305,679         16.57         5,066,516       4,613,641
   SunAmerica Balanced Portfolio (Class 3)                           30,168         13.87           418,300         406,486
   Technology Portfolio (Class 3)                                   156,761          2.60           407,471         390,751
   Telecom Utility Portfolio (Class 3)                                8,665          8.90            77,085          73,990
   Worldwide High Income Portfolio (Class 3)                         44,663          7.54           336,776         334,167

VAN KAMPEN LIFE INVESTMENT TRUST (Class II):
   Comstock Portfolio                                               218,200       $ 13.65      $  2,978,425    $  2,758,677
   Emerging Growth Portfolio                                         12,085         27.81           336,082         300,952
   Growth and Income Portfolio                                      385,055         20.46         7,878,228       7,005,935

WM VARIABLE TRUST (Class 2):
   Balanced Portfolio                                               579,577       $ 16.61      $  9,626,781    $  8,595,711
   Conservative Balanced Portfolio                                  111,445         11.99         1,336,226       1,276,117
   Conservative Growth Portfolio                                    117,525         17.73         2,083,716       1,782,267
   Equity Income Fund                                                49,017         17.53           859,272         764,723
   Flexible Income Portfolio                                        160,721         13.98         2,246,873       2,187,045
   Growth Fund                                                        6,602         13.83            91,302          78,941
   Growth & Income Fund                                               2,933         18.45            54,105          50,284
   Income Fund                                                       34,752         10.62           369,062         367,876
   International Growth Fund                                          2,438         14.71            35,863          26,449
   Mid Cap Stock Fund                                                32,604         17.24           562,097         533,174
   Money Market Fund                                                 55,269          1.00            55,269          55,269
   REIT Fund                                                         17,310         17.38           300,851         284,792
   Short Term Income Fund                                            28,910          2.51            72,564          74,506
   Small Cap Growth Fund                                              7,657          9.57            73,279          69,476
   Strategic Growth Portfolio                                        17,743         19.64           348,477         284,276
   U.S. Government Securities Fund                                    3,615         10.44            37,739          39,598
   West Coast Equity Fund                                            11,694         21.92           256,336         235,032

NATIONS SEPARATE ACCOUNT TRUST (Class B):
   Nations High Yield Bond Portfolio                                  8,637       $ 10.72          $ 92,586        $ 92,110
   Nations Marsico Focused Equities Portfolio                         6,843         18.62           127,409         117,807

                See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2005

                                                                                                        Government
                                         Global                  Growth         Asset      Capital         and
                                         Growth     Growth       Income      Allocation  Appreciation   Quality Bond    Growth
                                          Fund       Fund         Fund        Portfolio    Portfolio     Portfolio     Portfolio
                                        (Class 2)  (Class 2)    (Class 2)     (Class 1)    (Class 1)     (Class 1)     (Class 1)
                                        ---------  ---------    ---------    ----------  ------------   ------------  -----------
Investment income:
   Dividends                            $  21,284  $  38,221    $ 109,316    $  376,765  $     77,121   $    869,671  $   128,253
                                        ---------  ---------    ---------    ----------  ------------   ------------  -----------
    Total investment income                21,284     38,221      109,316       376,765        77,121        869,671      128,253
                                        ---------  ---------    ---------    ----------  ------------   ------------  -----------

Expenses:
   Mortality and expense risk charge      (46,898)   (64,415)    (100,153)     (171,725)     (357,866)      (312,092)    (202,592)
   Distribution expense charge             (5,038)    (6,916)     (10,802)      (18,802)      (39,183)       (34,171)     (22,182)
                                        ---------  ---------    ---------    ----------  ------------   ------------  -----------

    Total expenses                        (51,936)   (71,331)    (110,955)     (190,527)     (397,049)      (346,263)    (224,774)
                                        ---------  ---------    ---------    ----------  ------------   ------------  -----------

Net investment income (loss)              (30,652)   (33,110)      (1,639)      186,238      (319,928)       523,408      (96,521)
                                        ---------  ---------    ---------    ----------  ------------   ------------  -----------

Net realized gains (losses) from
 securities transactions:
   Proceeds from shares sold              292,107    291,476      419,530     2,629,433     5,864,577      5,806,516    3,412,343
   Cost of shares sold                   (269,168)  (267,997)    (399,314)   (2,529,694)   (5,935,646)    (5,899,640)  (3,482,997)
                                        ---------  ---------    ---------    ----------  ------------   ------------  -----------

Net realized gains (losses) from
 securities transactions                   22,939     23,479       20,216        99,739       (71,069)       (93,124)     (70,654)
Realized gain distributions                     0          0       28,419             0             0              0      538,511
                                        ---------  ---------    ---------    ----------  ------------   ------------  -----------

Net realized gains (losses)                22,939     23,479       48,635        99,739       (71,069)       (93,124)     467,857
                                        ---------  ---------    ---------    ----------  ------------   ------------  -----------

Net unrealized appreciation
(depreciation) of investments:
   Beginning of period                    226,626    368,537      533,567       482,442      (364,849)      (259,286)    (178,357)
   End of period                          741,712  1,106,440      836,771       596,192     2,459,460       (457,201)     213,894
                                        ---------  ---------    ---------    ----------  ------------   ------------  -----------

Change in net unrealized
 appreciation (depreciation)
 of investments                           515,086    737,903      303,204       113,750     2,824,309       (197,915)     392,251
                                        ---------  ---------    ---------    ----------  ------------   ------------  -----------

Increase (decrease) in net
assets from operations                  $ 507,373  $ 728,272    $ 350,200    $  399,727  $  2,433,312   $    232,369  $   763,587
                                        =========  =========    =========    ==========  ============   ============  ===========

                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2005
                                   (Continued)

                                                                               Government
                                         Natural      Asset       Capital         and                   Natural    Growth
                                        Resources   Allocation  Appreciation  Quality Bond   Growth    Resources  and Income
                                        Portfolio   Portfolio    Portfolio      Portfolio   Portfolio  Portfolio   Portfolio
                                        (Class 1)    (Class 3)   (Class 3)      (Class 3)   (Class 3)  (Class 3)  (Class VC)
                                        ----------  ----------  ------------  ------------  ---------  ---------  ----------
Investment income:
   Dividends                            $   34,353  $   26,443  $      5,299  $    395,992  $  36,379  $   2,952  $   26,250
                                        ----------  ----------  ------------  ------------  ---------  ---------  ----------
    Total investment income                 34,353      26,443         5,299       395,992     36,379      2,952      26,250
                                        ----------  ----------  ------------  ------------  ---------  ---------  ----------
Expenses:
   Mortality and expense risk charge       (93,271)    (12,383)      (81,849)     (138,805)   (69,239)   (11,284)    (30,173)
   Distribution expense charge             (10,212)     (1,340)       (8,837)      (14,851)    (7,456)    (1,205)     (3,271)
                                        ----------  ----------  ------------  ------------  ---------  ---------  ----------

    Total expenses                        (103,483)    (13,723)      (90,686)     (153,656)   (76,695)   (12,489)    (33,444)
                                        ----------  ----------  ------------  ------------  ---------  ---------  ----------

Net investment income (loss)               (69,130)     12,720       (85,387)      242,336    (40,316)    (9,537)     (7,194)
                                        ----------  ----------  ------------  ------------  ---------  ---------  ----------

Net realized gains (losses)
 from securities transactions:
   Proceeds from shares sold               864,032      21,285       409,593       652,596    337,657    101,767     106,487
   Cost of shares sold                    (519,351)    (20,676)     (384,805)     (654,642)  (321,383)   (81,470)   (100,749)
                                        ----------  ----------  ------------  ------------  ---------  ---------  ----------

Net realized gains (losses) from
 securities transactions                   344,681         609        24,788        (2,046)    16,274     20,297       5,738
   Realized gain distributions             325,616           0             0             0    202,300     42,884     160,385
                                        ----------  ----------  ------------  ------------  ---------  ---------  ----------

Net realized gains (losses)                670,297         609        24,788        (2,046)   218,574     63,181     166,123
                                        ----------  ----------  ------------  ------------  ---------  ---------  ----------

Net unrealized appreciation
 (depreciation) of investments:
   Beginning of period                   1,835,394      42,615       317,146      (110,447)   339,257     51,854     198,820
   End of period                         3,732,634      61,273     1,116,307      (271,148)   470,403    284,035     103,436
                                        ----------  ----------  ------------  ------------  ---------  ---------  ----------

Change in net unrealized
 appreciation (depreciation)
 of investments                          1,897,240      18,658       799,161      (160,701)   131,146    232,181     (95,384)
                                        ----------  ----------  ------------  ------------  ---------  ---------  ----------

Increase (decrease) in net
 assets from operations                 $2,498,407  $   31,987  $    738,562  $     79,589  $ 309,404  $ 285,825  $   63,545
                                        ==========  ==========  ============  ============  =========  =========  ==========

                See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2005
                                   (Continued)

                                                                                                        Davis
                                        Aggressive   Alliance    Blue Chip     Cash      Corporate     Venture     "Dogs" of
                                         Growth       Growth      Growth    Management     Bond         Value      Wall Street
                                        Portfolio    Portfolio   Portfolio   Portfolio   Portfolio    Portfolio     Portfolio
                                        (Class 1)    (Class 1)   (Class 1)   (Class 1)   (Class 1)    (Class 1)     (Class 1)
                                        ----------  -----------  ---------  -----------  ----------  -----------   -----------
Investment income:
   Dividends                            $        0  $   132,720  $  10,241  $   100,413  $  501,845  $   518,631   $    66,626
                                        ----------  -----------  ---------  -----------  ----------  -----------   -----------
    Total investment income                      0      132,720     10,241      100,413     501,845      518,631        66,626
                                        ----------  -----------  ---------  -----------  ----------  -----------   -----------

Expenses:
   Mortality and expense risk charge      (120,255)    (474,360)   (23,987)    (150,797)   (155,409)    (720,311)      (40,204)
   Distribution expense charge             (13,167)     (51,937)    (2,626)     (16,511)    (17,015)     (78,866)       (4,402)
                                        ----------  -----------  ---------  -----------  ----------  -----------   -----------

    Total expenses                        (133,422)    (526,297)   (26,613)    (167,308)   (172,424)    (799,177)      (44,606)
                                        ----------  -----------  ---------  -----------  ----------  -----------   -----------

Net investment income (loss)              (133,422)    (393,577)   (16,372)     (66,895)    329,421     (280,546)       22,020
                                        ----------  -----------  ---------  -----------  ----------  -----------   -----------

Net realized gains (losses)
 from securities transactions:
   Proceeds from shares sold             2,095,120    8,020,207    339,590   10,953,821   2,357,753    9,042,692       777,646
   Cost of shares sold                  (2,634,427) (10,703,645)  (309,666) (10,955,381) (2,280,604)  (7,163,403)     (703,065)
                                        ----------  -----------  ---------  -----------  ----------  -----------   -----------

Net realized gains (losses) from
 securities transactions                  (539,307)  (2,683,438)    29,924       (1,560)     77,149    1,879,289        74,581
   Realized gain distributions                   0            0          0            0           0            0         5,509
                                        ----------  -----------  ---------  -----------  ----------  -----------   -----------

Net realized gains (losses)               (539,307)  (2,683,438)    29,924       (1,560)     77,149    1,879,289        80,090
                                        ----------  -----------  ---------  -----------  ----------  -----------   -----------

Net unrealized appreciation
 (depreciation) of investments:
   Beginning of period                  (2,713,047) (14,222,405)   203,153     (116,166)    566,483   10,192,128       454,095
   End of period                        (1,454,593)  (6,496,277)   207,476       84,935     197,245   13,042,268       214,700
                                        ----------  -----------  ---------  -----------  ----------  -----------   -----------

Change in net unrealized
 appreciation (depreciation)
 of investments                          1,258,454    7,726,128      4,323      201,101    (369,238)   2,850,140      (239,395)
                                        ----------  -----------  ---------  -----------  ----------  -----------   -----------

Increase (decrease) in net
 assets from operations                 $  585,725  $ 4,649,113  $  17,875  $   132,646  $   37,332  $ 4,448,883   $  (137,285)
                                        ==========  ===========  =========  ===========  ==========  ===========   ===========

                See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2005
                                   (Continued)


                                                     Federated                            Goldman
                                        Emerging     American     Global      Global       Sachs       Growth-        Growth
                                         Markets      Leaders      Bond      Equities     Research     Income      Opportunities
                                        Portfolio    Portfolio   Portfolio  Portfolio    Portfolio    Portfolio      Portfolio
                                        (Class 1)    (Class 1)   (Class 1)  (Class 1)    (Class 1)    (Class 1)       (Class 1)
                                        ----------  -----------  ---------  ----------   ---------   -----------   -------------
Investment income:
   Dividends                            $   23,194   $  136,520  $ 128,029  $   15,565   $   3,263   $   156,990   $           0
                                        ----------  -----------  ---------  ----------   ---------   -----------   -------------
    Total investment income                 23,194      136,520    128,029      15,565       3,263       156,990               0
                                        ----------  -----------  ---------  ----------   ---------   -----------   -------------

Expenses:
   Mortality and expense risk charge       (91,419)    (128,767)   (55,658)    (75,967)    (10,291)     (402,238)         (8,391)
   Distribution expense charge             (10,009)     (14,098)    (6,093)     (8,318)     (1,127)      (44,040)           (919)
                                        ----------  -----------  ---------  ----------   ---------   -----------   -------------

    Total expenses                        (101,428)    (142,865)   (61,751)    (84,285)    (11,418)     (446,278)         (9,310)
                                        ----------  -----------  ---------  ----------   ---------   -----------   -------------

Net investment income (loss)               (78,234)      (6,345)    66,278     (68,720)     (8,155)     (289,288)         (9,310)
                                        ----------  -----------  ---------  ----------   ---------   -----------   -------------

Net realized gains (losses) from
 securities transactions:
   Proceeds from shares sold               943,373    3,208,799    601,070   1,093,758     196,826    10,217,690         754,343
   Cost of shares sold                    (639,210)  (2,851,164)  (567,787) (1,336,719)   (174,386)  (10,340,427)       (739,333)
                                        ----------  -----------  ---------  ----------   ---------   -----------   -------------

Net realized gains (losses)
 from securities transactions              304,163      357,635     33,283    (242,961)     22,440      (122,737)         15,010
Realized gain distributions                      0            0     21,728           0           0             0               0
                                        ----------  -----------  ---------  ----------   ---------   -----------   -------------

Net realized gains (losses)                304,163      357,635     55,011    (242,961)     22,440      (122,737)         15,010
                                        ----------  -----------  ---------  ----------   ---------   -----------   -------------

Net unrealized appreciation
 (depreciation) of investments:
   Beginning of period                   1,461,893    1,335,974    175,175  (1,576,548)    114,960       (82,698)         22,748
   End of period                         3,338,852    1,209,450    174,335    (519,832)    112,787     1,713,911          43,551
                                        ----------  -----------  ---------  ----------   ---------   -----------   -------------

Change in net unrealized
 appreciation (depreciation)
 of investments                          1,876,959     (126,524)      (840)  1,056,716      (2,173)    1,796,609          20,803
                                        ----------  -----------  ---------  ----------   ---------   -----------   -------------

Increase (decrease) in net assets
 from operations                        $2,102,888  $   224,766  $ 120,449  $  745,035   $  12,112   $ 1,384,584   $      26,503
                                        ==========  ===========  =========  ==========   =========   ===========   =============

                See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2005
                                   (Continued)

                                                                                    MFS
                                                  International  International  Massachusetts     MFS                    Putnam
                                      High-Yield   Diversified      Growth        Investors     Mid-Cap        MFS       Growth:
                                        Bond        Equities       & Income         Trust       Growth     Total Return  Voyager
                                      Portfolio     Portfolio      Portfolio      Portfolio    Portfolio    Portfolio   Portfolio
                                      (Class 1)     (Class 1)      (Class 1)      (Class 1)    (Class 1)     (Class 1)  (Class 1)
                                      ----------  -------------  -------------  -------------  ----------  ------------ ----------
Investment income:
   Dividends                          $1,107,081  $     115,106  $      86,978  $      79,271  $        0  $    445,583  $  52,872
                                      ----------  -------------  -------------  -------------  ----------  ------------  ---------
    Total investment income            1,107,081        115,106         86,978         79,271           0       445,583     52,872
                                      ----------  -------------  -------------  -------------  ----------  ------------  ---------

Expenses:
   Mortality and expense risk charge    (168,224)      (102,906)      (133,899)      (136,959)    (90,113)     (287,401)  (122,116)
   Distribution expense charge           (18,419)       (11,267)       (14,661)       (14,995)     (9,866)      (31,468)   (13,371)
                                      ----------  -------------  -------------  -------------  ----------  ------------  ---------

    Total expenses                      (186,643)      (114,173)      (148,560)      (151,954)    (99,979)     (318,869)  (135,487)
                                      ----------  -------------  -------------  -------------  ----------  ------------  ---------

Net investment income (loss)             920,438            933        (61,582)       (72,683)    (99,979)      126,714    (82,615)
                                      ----------  -------------  -------------  -------------  ----------  ------------  ---------

Net realized gains (losses)
 from securities transactions:
   Proceeds from shares sold           8,693,616      1,742,080      2,007,046      1,743,781   1,871,816     3,648,310  1,747,494
   Cost of shares sold                (8,032,688)    (1,920,592)    (1,675,339)    (1,805,807) (2,341,495)   (3,163,833) 2,493,333)
                                      ----------  -------------  -------------  -------------  ----------  ------------  ---------

Net realized gains (losses)
 from securities transactions            660,928       (178,512)       331,707        (62,026)   (469,679)      484,477   (745,839)
Realized gain distributions                    0              0              0              0           0       967,963          0
                                      ----------  -------------  -------------  -------------  ----------  ------------  ---------

Net realized gains (losses)              660,928       (178,512)       331,707        (62,026)   (469,679)    1,452,440   (745,839)
                                      ----------  -------------  -------------  -------------  ----------  ------------  ---------

Net unrealized appreciation
 (depreciation) of investments:
   Beginning of period                 1,078,059     (1,065,349)     1,549,605       (413,984) (1,783,980)    3,206,107 (4,061,928)
   End of period                         344,066         (3,182)     2,451,656        300,270  (1,133,082)    1,928,897 (2,889,856)
                                      ----------  -------------  -------------  -------------  ----------  ------------  ---------

Change in net unrealized
 appreciation (depreciation)
 of investments                         (733,993)     1,062,167        902,051        714,254     650,898    (1,277,210) 1,172,072
                                      ----------  -------------  -------------  -------------  ----------  ------------  ---------
Increase (decrease) in net assets
 from operations                      $  847,373  $     884,588  $   1,172,176  $     579,545  $   81,240  $    301,944    343,618
                                      ==========  =============  =============  =============  ==========  ============  =========

                See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2005
                                   (Continued)


                                         Real     SunAmerica                     Telecom      Worldwide     Aggressive   Alliance
                                        Estate     Balanced      Technology       Utility    High Income     Growth       Growth
                                      Portfolio    Portfolio      Portfolio      Portfolio     Portfolio    Portfolio    Portfolio
                                      (Class 1)   (Class 1)       (Class 1)      (Class 1)     (Class 1)    (Class 3)    (Class 3)
                                      ----------  ----------     -----------    ----------   ------------   ----------  ----------
Investment income:
   Dividends                          $  120,975  $  262,496     $         0    $   93,858   $    282,993   $        0  $    8,482
                                      ----------  ----------     -----------    ----------   ------------   ----------  ----------
    Total investment income              120,975     262,496               0        93,858        282,993            0       8,482
                                      ----------  ----------     -----------    ----------   ------------   ----------  ----------

Expenses:
   Mortality and expense risk charge     (83,156)   (152,168)        (11,654)      (31,157)       (52,660)      (6,417)    (58,172)
   Distribution expense charge            (9,105)    (16,661)         (1,276)       (3,411)        (5,766)        (683)     (6,254)
                                      ----------  ----------     -----------    ----------   ------------   ----------  ----------

    Total expenses                       (92,261)   (168,829)        (12,930)      (34,568)       (58,426)      (7,100)    (64,426)
                                      ----------  ----------     -----------    ----------   ------------   ----------  ----------

Net investment income (loss)              28,714      93,667         (12,930)       59,290        224,567       (7,100)    (55,944)
                                      ----------  ----------     -----------    ----------   ------------   ----------  ----------

Net realized gains (losses)
 from securities transactions:
   Proceeds from shares sold           1,717,654   3,123,235         453,348       470,649      1,528,364       15,871     580,944
   Cost of shares sold                (1,170,446) (3,482,606)       (445,017)     (587,181)     1,521,997)     (14,811)   (514,261)
                                      ----------  ----------     -----------    ----------   ------------   ----------  ----------

Net realized gains (losses)
 from securities transactions            547,208    (359,371)          8,331      (116,532)         6,367        1,060      66,683
Realized gain distributions              450,969           0               0             0              0            0           0
                                      ----------  ----------     -----------    ----------   ------------   ----------  ----------

Net realized gains (losses)              998,177    (359,371)          8,331      (116,532)         6,367        1,060      66,683
                                      ----------  ----------     -----------    ----------   ------------   ----------  ----------
Net unrealized appreciation
 (depreciation) of investments:
   Beginning of period                 2,335,905  (1,310,715)         60,359      (672,268)       (17,271)      30,726     264,210
   End of period                       1,967,784  (1,053,242)         39,139      (507,088)       (37,069)      65,633     962,803
                                      ----------  ----------     -----------    ----------   ------------   ----------  ----------

Change in net unrealized
 appreciation (depreciation)
 of investments                         (368,121)    257,473         (21,220)      165,180        (19,798)      34,907     698,593
                                      ----------  ----------     -----------    ----------   ------------   ----------  ----------

Increase (decrease) in net
 assets from operations               $  658,770  $   (8,231)    $   (25,819)   $  107,938   $    211,136   $   28,867  $  709,332
                                      ==========  ==========     ===========    ==========   ============   ==========  ==========

                See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2005
                                   (Continued)


                                                                                                                        Federated
                                      Blue Chip      Cash         Corporate      Davis        "Dogs" of      Emerging    American
                                       Growth     Management       Bond       Venture Value  Wall Street     Markets     Leaders
                                      Portfolio   Portfolio       Portfolio     Portfolio     Portfolio      Portfolio   Portfolio
                                      (Class 3)   (Class 3)       (Class 3)     (Class 3)      (Class 3)     (Class 3)   (Class 3)
                                      ----------  ----------     -----------  -------------  ------------   ----------  ----------
Investment income:
   Dividends                          $    1,991  $   21,629     $   166,688  $      88,381  $     11,905   $    1,459  $   21,450
                                      ----------  ----------     -----------  -------------  ------------   ----------  ----------
    Total investment income                1,991      21,629         166,688         88,381        11,905        1,459      21,450
                                      ----------  ----------     -----------  -------------  ------------   ----------  ----------

Expenses:
   Mortality and expense risk charge      (8,032)    (43,899)        (46,043)      (132,613)       (5,733)     (11,738)    (19,399)
   Distribution expense charge              (870)     (4,696)         (4,934)       (14,211)         (622)      (1,245)     (2,090)
                                      ----------  ----------     -----------  -------------  ------------   ----------  ----------

    Total expenses                        (8,902)    (48,595)        (50,977)      (146,824)       (6,355)     (12,983)    (21,489)
                                      ----------  ----------     -----------  -------------  ------------   ----------  ----------

Net investment income (loss)              (6,911)    (26,966)        115,711        (58,443)        5,550      (11,524)        (39)
                                      ----------  ----------     -----------  -------------  ------------   ----------  ----------

Net realized gains (losses)
 from securities transactions:
   Proceeds from shares sold              70,952     589,695         183,862        482,303        53,247       92,622      91,660
   Cost of shares sold                   (68,657)   (586,821)       (183,668)      (449,093)      (50,460)     (71,833)    (86,508)
                                      ----------  ----------     -----------  -------------  ------------   ----------  ----------

Net realized gains (losses)
 from securities transactions              2,295       2,874             194         33,210         2,787       20,789       5,152
Realized gain distributions                    0           0               0              0         1,092            0           0
                                      ----------  ----------     -----------  -------------  ------------   ----------  ----------

Net realized gains (losses)                2,295       2,874             194         33,210         3,879       20,789       5,152
                                      ----------  ----------     -----------  -------------  ------------   ----------  ----------

Net unrealized appreciation
 (depreciation) of investments:
   Beginning of period                    30,307      (1,911)          5,784        636,659        40,952       71,609     103,172
   End of period                          41,534      54,040         (99,383)     1,557,842        18,414      382,170     147,216
                                      ----------  ----------     -----------  -------------  ------------   ----------  ----------

Change in net unrealized
 appreciation (depreciation)
 of investments                           11,227      55,951        (105,167)       921,183       (22,538)     310,561      44,044
                                      ----------  ----------     -----------  -------------  ------------   ----------  ----------

Increase (decrease) in net
 assets from operations               $    6,611  $   31,859     $    10,738  $     895,950  $    (13,109)  $  319,826  $   49,157
                                      ==========  ==========     ===========  =============  ============   ==========  ==========

                See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2005
                                   (Continued)

                                                                           Goldman
                                       Foreign     Global      Global       Sachs          Growth-        Growth        High-Yield
                                        Value       Bond      Equities     Research        Income      Opportunities       Bond
                                      Portfolio   Portfolio   Portfolio    Portfolio      Portfolio      Portfolio      Portfolio
                                      (Class 3)   (Class 3)   (Class 3)    (Class 3)      (Class 3)      (Class 3)      (Class 3)
                                      ----------  ----------  ---------    ---------      ---------    -------------    ----------
Investment income:
   Dividends                          $        0  $   12,535  $     280    $     398      $   1,731    $           0    $  107,579
                                      ----------  ----------  ---------    ---------      ---------    -------------    ----------
    Total investment income                    0      12,535        280          398          1,731                0       107,579
                                      ----------  ----------  ---------    ---------      ---------    -------------    ----------

Expenses:
   Mortality and expense risk charge    (102,076)     (4,754)    (4,741)      (1,757)        (6,651)          (1,588)      (12,816)
   Distribution expense charge           (10,933)       (517)      (513)        (192)          (722)            (174)       (1,383)
                                      ----------  ----------  ---------    ---------      ---------    -------------    ----------

    Total expenses                      (113,009)     (5,271)    (5,254)      (1,949)        (7,373)          (1,762)      (14,199)
                                      ----------  ----------  ---------    ---------      ---------    -------------    ----------

Net investment income (loss)            (113,009)      7,264     (4,974)      (1,551)        (5,642)          (1,762)       93,380
                                      ----------  ----------  ---------    ---------      ---------    -------------    ----------

Net realized gains (losses)
 from securities transactions:
   Proceeds from shares sold             486,953      67,008     46,209        4,114         44,315           27,371       122,036
   Cost of shares sold                  (447,715)    (65,590)   (42,165)      (3,882)       (42,117)         (25,628)     (117,564)
                                      ----------  ----------  ---------    ---------      ---------    -------------    ----------

Net realized gains (losses)
 from securities transactions             39,238       1,418      4,044          232          2,198            1,743         4,472
Realized gain distributions               13,285       2,299          0            0              0                0             0
                                      ----------  ----------  ---------    ---------      ---------    -------------    ----------

Net realized gains (losses)               52,523       3,717      4,044          232          2,198            1,743         4,472
                                      ----------  ----------  ---------    ---------      ---------    -------------    ----------

Net unrealized appreciation
 (depreciation) of investments:
   Beginning of period                   563,674       3,027     18,793       11,130         41,904            7,710        30,236
   End of period                       1,360,559         179     80,879       17,758         72,595           15,012        (3,049)
                                      ----------  ----------  ---------    ---------      ---------    -------------    ----------

Change in net unrealized
 appreciation (depreciation)
 of investments                          796,885      (2,848)    62,086        6,628         30,691            7,302       (33,285)
                                      ----------  ----------  ---------    ---------      ---------    -------------    ----------

Increase (decrease) in net
 assets from operations               $  736,399  $    8,133  $  61,156    $   5,309      $  27,247    $       7,283    $   64,567
                                      ==========  ==========  =========    =========      =========    =============    ==========

                See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2005
                                   (Continued)

                                                                                    MFS
                                      International   International             Massachusetts    MFS                    Putnam
                                       Diversified       Growth       Marsico     Investors     Mid-Cap   MFS Total     Growth:
                                        Equities        & Income      Growth       Trust         Growth    Return       Voyager
                                        Portfolio       Portfolio    Portfolio    Portfolio    Portfolio  Portfolio    Portfolio
                                        (Class 3)       (Class 3)    (Class 3)    (Class 3)    (Class 3)  (Class 3)    (Class 3)
                                      -------------   -------------  ---------  -------------  ---------  ---------    ---------
Investment income:
   Dividends                          $      73,781   $       7,786  $       0  $      11,339  $       0  $  72,876    $     712
                                      -------------   -------------  ---------  -------------  ---------  ---------    ---------
    Total investment income                  73,781           7,786          0         11,339          0     72,876          712
                                      -------------   -------------  ---------  -------------  ---------  ---------    ---------

Expenses:
   Mortality and expense risk charge        (66,119)        (15,551)    (8,580)       (23,872)   (29,042)   (44,936)      (2,625)
   Distribution expense charge               (7,120)         (1,670)      (939)        (2,560)    (3,104)    (4,851)        (273)
                                      -------------   -------------  ---------  -------------  ---------  ---------    ---------

    Total expenses                          (73,239)        (17,221)    (9,519)       (26,432)   (32,146)   (49,787)      (2,898)
                                      -------------   -------------  ---------  -------------  ---------  ---------    ---------

Net investment income (loss)                    542          (9,435)    (9,519)       (15,093)   (32,146)    23,089       (2,186)
                                      -------------   -------------  ---------  -------------  ---------  ---------    ---------

Net realized gains (losses)
 from securities transactions:
   Proceeds from shares sold                459,980         257,961     45,028        161,057    120,350    125,193       33,865
   Cost of shares sold                     (415,639)       (228,192)   (41,654)      (151,121)  (113,514)  (120,379)     (33,687)
                                      -------------   -------------  ---------  -------------  ---------  ---------    ---------

Net realized gains (losses)
 from securities transactions                44,341          29,769      3,374          9,936      6,836      4,814          178
Realized gain distributions                       0               0          0              0          0    177,203            0
                                      -------------   -------------  ---------  -------------  ---------  ---------    ---------

Net realized gains (losses)                  44,341          29,769      3,374          9,936      6,836    182,017          178
                                      -------------   -------------  ---------  -------------  ---------  ---------    ---------

Net unrealized appreciation
 (depreciation) of investments:
   Beginning of period                      377,931         149,605     52,644        115,063    200,958    169,852       11,465
   End of period                          1,008,005         267,118    123,131        234,944    303,814     17,021       20,579
                                      -------------   -------------  ---------  -------------  ---------  ---------    ---------

Change in net unrealized
 appreciation (depreciation)
 of investments                             630,074         117,513     70,487        119,881    102,856   (152,831)       9,114
                                      -------------   -------------  ---------  -------------  ---------  ---------    ---------

Increase (decrease) in net
 assets from operations               $     674,957   $     137,847  $  64,342  $     114,724  $  77,546  $  52,275    $   7,106
                                      =============   =============  =========  =============  =========  =========    =========

                See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2005
                                   (Continued)

                                        Real          Small & Mid   SunAmerica                  Telecom    Worldwide
                                       Estate          Cap Value     Balanced     Technology    Utility   High Income  Comstock
                                      Portfolio        Portfolio     Portfolio     Portfolio   Portfolio   Portfolio   Portfolio
                                      (Class 3)        (Class 3)     (Class 3)     (Class 3)   (Class 3)   (Class 3)   (Class II)
                                      ---------       -----------   ----------   ------------  ---------  -----------  ---------
Investment income:
   Dividends                          $  24,273        $        0   $    8,038   $          0  $   3,003  $    23,568  $  15,206
                                      ---------       -----------   ----------   ------------  ---------  -----------  ---------
    Total investment income              24,273                 0        8,038              0      3,003       23,568     15,206
                                      ---------       -----------   ----------   ------------  ---------  -----------  ---------

Expenses:
   Mortality and expense risk charge    (15,851)          (42,867)      (4,610)        (3,971)      (940)      (3,932)   (29,417)
   Distribution expense charge           (1,695)           (4,580)        (490)          (434)      (103)        (430)    (3,175)
                                      ---------       -----------   ----------   ------------  ---------  -----------  ---------

    Total expenses                      (17,546)          (47,447)      (5,100)        (4,405)    (1,043)      (4,362)   (32,592)
                                      ---------       -----------   ----------   ------------  ---------  -----------  ---------

Net investment income (loss)              6,727           (47,447)       2,938         (4,405)     1,960       19,206    (17,386)
                                      ---------       -----------   ----------   ------------  ---------  -----------  ---------

Net realized gains (losses)
 from securities transactions:
   Proceeds from shares sold            118,115           163,799       37,183         48,496     27,449       40,058    110,790
   Cost of shares sold                 (105,932)         (153,490)     (35,698)       (47,379)   (26,844)     (39,055)  (105,915)
                                      ---------       -----------   ----------   ------------  ---------  -----------  ---------

Net realized gains (losses)
 from securities transactions            12,183            10,309        1,485          1,117        605        1,003      4,875
Realized gain distributions             100,844            14,693            0              0          0            0     52,656
                                      ---------       -----------   ----------   ------------  ---------  -----------  ---------

Net realized gains (losses)             113,027            25,002        1,485          1,117        605        1,003     57,531
                                      ---------       -----------   ----------   ------------  ---------  -----------  ---------

Net unrealized appreciation
 (depreciation) of investments:
   Beginning of period                  106,017           257,879       14,998          9,834      2,095        6,893    169,336
   End of period                        156,384           452,875       11,814         16,720      3,095        2,609    219,748
                                      ---------       -----------   ----------   ------------  ---------  -----------  ---------

Change in net unrealized
 appreciation (depreciation)
 of investments                          50,367           194,996       (3,184)         6,886      1,000       (4,284)    50,412
                                      ---------       -----------   ----------   ------------  ---------  -----------  ---------

Increase (decrease) in net
 assets from operations               $ 170,121       $   172,551   $    1,239   $      3,598  $   3,565  $    15,925  $  90,557
                                      =========       ===========   ==========   ============  =========  ===========  =========

                See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2005
                                   (Continued)

                                      Emerging    Growth and              Conservative  Conservative                   Flexible
                                       Growth      Income       Balanced    Balanced       Growth       Equity Income   Income
                                      Portfolio   Portfolio    Portfolio   Portfolio     Portfolio          Fund       Portfolio
                                      (Class II)  (Class II)   (Class 2)   (Class 2)     (Class 2)        (Class 2)    (Class 2)
                                      ----------  ----------   ---------  ------------  ------------    -------------  ---------
Investment income:
   Dividends                          $       31  $   43,566   $ 135,322  $     21,725  $     21,173    $       8,359  $  46,396
                                      ----------  ----------   ---------  ------------  ------------    -------------  ---------
    Total investment income                   31      43,566     135,322        21,725        21,173            8,359     46,396
                                      ----------  ----------   ---------  ------------  ------------    -------------  ---------

Expenses:
   Mortality and expense risk charge      (3,540)    (83,854)   (117,474)      (15,024)      (27,971)          (8,544)   (22,826)
   Distribution expense charge              (387)     (9,015)    (12,171)       (1,545)       (2,867)            (890)    (2,403)
                                      ----------  ----------   ---------  ------------  ------------    -------------  ---------

    Total expenses                        (3,927)    (92,869)   (129,645)      (16,569)      (30,838)          (9,434)   (25,229)
                                      ----------  ----------   ---------  ------------  ------------    -------------  ---------

Net investment income (loss)              (3,896)    (49,303)      5,677         5,156        (9,665)          (1,075)    21,167
                                      ----------  ----------   ---------  ------------  ------------    -------------  ---------

Net realized gains (losses)
 from securities transactions:
   Proceeds from shares sold              16,581     361,600     395,371       251,350       286,396           68,141    222,841
   Cost of shares sold                   (15,713)   (337,793)   (364,624)     (243,759)     (260,650)         (62,305)  (215,058)
                                      ----------  ----------   ---------  ------------  ------------    -------------  ---------

Net realized gains (losses)
 from securities transactions                868      23,807      30,747         7,591        25,746            5,836      7,783
Realized gain distributions                    0     123,021           0             0             0                0      1,873
                                      ----------  ----------   ---------  ------------  ------------    -------------  ---------

Net realized gains (losses)                  868     146,828      30,747         7,591        25,746            5,836      9,656
                                      ----------  ----------   ---------  ------------  ------------    -------------  ---------

Net unrealized appreciation
 (depreciation) of investments:
   Beginning of period                    16,036     459,308     716,836        39,609       218,999           48,439     61,249
   End of period                          35,130     872,293   1,031,070        60,109       301,449           94,549     59,828
                                      ----------  ----------   ---------  ------------  ------------    -------------  ---------

Change in net unrealized
 appreciation (depreciation)
 of investments                           19,094     412,985     314,234        20,500        82,450           46,110     (1,421)
                                      ----------  ----------   ---------  ------------  ------------    -------------  ---------

Increase (decrease) in net
 assets from operations               $   16,066  $  510,510   $ 350,658  $     33,247  $     98,531    $      50,871  $  29,402
                                      ==========  ==========   =========  ============  ============    =============  =========

                See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2005
                                  (Continued)

                                                         Growth              International     Mid       Money
                                              Growth    & Income    Income      Growth      Cap Stock    Market     REIT
                                               Fund       Fund       Fund        Fund         Fund        Fund      Fund
                                             (Class 2)  (Class 2)  (Class 2)   (Class 2)    (Class 2)  (Class 2)  (Class 2)
                                             ---------  ---------  --------- -------------  ---------  ---------  ---------
Investment income:
     Dividends                                $   174    $   519   $ 15,380    $    457     $    694    $   863   $  5,554
                                              -------    -------   --------    --------     --------    -------   --------
         Total investment income                  174        519     15,380         457          694        863      5,554
                                              -------    -------   --------    --------     --------    -------   --------
Expenses:
     Mortality and expense risk charge         (1,029)      (827)    (4,681)       (432)      (3,793)      (519)    (3,930)
     Distribution expense charge                 (101)       (85)      (476)        (46)        (393)       (55)      (420)
                                              -------    -------   --------    --------     --------    -------   --------
         Total expenses                        (1,130)      (912)    (5,157)       (478)      (4,186)      (574)    (4,350)
                                              -------    -------   --------    --------     --------    -------   --------
Net investment income (loss)                     (956)      (393)    10,223         (21)      (3,492)       289      1,204
                                              -------    -------   --------    --------     --------    -------   --------
Net realized gains (losses) from
 securities transactions:
     Proceeds from shares sold                  1,430     26,489     35,968         793        7,271     78,275     60,188
     Cost of shares sold                       (1,327)   (23,691)   (34,655)       (718)      (7,141)   (78,275)   (60,465)
                                              -------    -------   --------    --------     --------    -------   --------
Net realized gains (losses) from
 securities transactions                          103      2,798      1,313          75          130          0       (277)
Realized gain distributions                         0          0          0           0       16,283          0     10,277
                                              -------    -------   --------    --------     --------    -------   --------
Net realized gains (losses)                       103      2,798      1,313          75       16,413          0     10,000
                                              -------    -------   --------    --------     --------    -------   --------
Net unrealized appreciation (depreciation)
 of investments:
     Beginning of period                        7,698      5,063     11,209       4,523        9,824          0      3,702
     End of period                             12,361      3,821      1,186       9,414       28,923          0     16,059
                                              -------    -------   --------    --------     --------    -------   --------
Change in net unrealized appreciation
    (depreciation) of investments               4,663     (1,242)   (10,023)      4,891       19,099          0     12,357
                                              -------    -------   --------    --------     --------    -------   --------
Increase (decrease) in net
 assets from operations                       $ 3,810    $ 1,163   $  1,513    $  4,945     $ 32,020    $   289   $ 23,561
                                              =======    =======   ========    ========     ========    =======   ========

                See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2005
                                   (Continued)

                                                                                                                  Nations
                                                                                                        Nations   Marsico
                                        Short Term    Small    Strategic         U.S.      West Coast High Yield  Focused
                                          Income   Cap Growth    Growth       Government     Equity      Bond    Equities
                                           Fund       Fund     Portfolio   Securities Fund    Fund    Portfolio  Portfolio
                                        (Class 2)  (Class 2)   (Class 2)      (Class 2)    (Class 2)  (Class B)  (Class B)
                                        ---------- ---------- ------------ --------------- ---------- ---------- ----------
Investment income:
   Dividends                            $   6,346   $      0   $   1,806      $   1,638     $    592    $    88   $      0
                                        ---------   --------   ---------      ---------     --------    -------   --------
       Total investment income              6,346          0       1,806          1,638          592         88          0
                                        ---------   --------   ---------      ---------     --------    -------   --------

Expenses:
   Mortality and expense risk charge       (2,091)      (894)     (5,138)          (613)      (1,956)      (720)      (805)
   Distribution expense charge               (223)       (96)       (530)           (61)        (206)       (74)       (84)
                                        ---------   --------   ---------      ---------     --------    -------   --------
       Total expenses                      (2,314)      (990)     (5,668)          (674)      (2,162)      (794)      (889)
                                        ---------   --------   ---------      ---------     --------    -------   --------
Net investment income (loss)                4,032       (990)     (3,862)           964       (1,570)      (706)      (889)
                                        ---------   --------   ---------      ---------     --------    -------   --------
Net realized gains (losses) from
 securities transactions:
   Proceeds from shares sold              125,461      1,178      89,348         13,265        3,597      1,972      1,980
   Cost of shares sold                   (128,942)    (1,172)    (75,885)       (13,318)      (3,496)    (1,986)    (1,948)
                                        ---------   --------   ---------      ---------     --------    -------   --------
Net realized gains (losses) from
 securities transactions                   (3,481)         6      13,463            (53)         101        (14)        32
Realized gain distributions                     0          0           0              0            0        155          0
                                        ---------   --------   ---------      ---------     --------    -------   --------
Net realized gains (losses)                (3,481)         6      13,463            (53)         101        141         32
                                        ---------   --------   ---------      ---------     --------    -------   --------
Net unrealized appreciation
 (depreciation) of investments:
   Beginning of period                     (1,635)     4,079      54,586         (1,091)       7,403       (625)     2,931
   End of period                           (1,942)     3,803      64,201         (1,859)      21,304        476      9,602
                                        ---------   --------   ---------      ---------     --------    -------   --------
Change in net unrealized appreciation
    (depreciation) of investments            (307)      (276)      9,615           (768)      13,901      1,101      6,671
                                        ---------   --------   ---------      ---------     --------    -------   --------
Increase (decrease) in net assets
 from operations                        $     244   $ (1,260)  $  19,216      $     143     $ 12,432    $   536   $  5,814
                                        =========   ========   =========      =========     ========    =======   ========

                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31,2005

                                                                                                                      Government
                                            Global                         Growth         Asset         Capital          and
                                            Growth         Growth          Income       Allocation   Appreciation   Quality Bond
                                             Fund           Fund            Fund        Portfolio      Portfolio      Portfolio
                                           (Class 2)      (Class 2)      (Class 2)      (Class 1)      (Class 1)      (Class 1)
                                         -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)           $    (30,652)  $    (33,110)  $     (1,639)  $    186,238   $   (319,928)  $    523,408
  Net realized gains (losses) from
       securities transactions                 22,939         23,479         48,635         99,739        (71,069)       (93,124)
  Change in net unrealized appreciation
     (depreciation) of investments            515,086        737,903        303,204        113,750      2,824,309       (197,915)
                                         ------------   ------------   ------------   ------------   ------------   ------------
       Increase (decrease) in net
        assets from operations                507,373        728,272        350,200        399,727      2,433,312        232,369
                                         ------------   ------------   ------------   ------------   ------------   ------------
From capital transactions:
  Net proceeds from units sold              2,131,067      1,821,196      2,071,803         34,918         77,247         71,756
  Cost of units redeemed                      (98,034)       (99,801)      (239,420)    (2,068,966)    (3,838,623)    (3,967,007)
  Annuity benefit payments                          0              0              0        (14,811)        (8,146)        (8,581)
  Net transfers                               911,386      1,001,449        707,584        (40,618)      (173,336)     1,637,283
  Contract maintenance charge                    (298)          (440)          (664)        (3,614)        (8,056)        (5,244)
                                         ------------   ------------   ------------   ------------   ------------   ------------
       Increase (decrease) in net
assets from capital transactions            2,944,121      2,722,404      2,539,303     (2,093,091)    (3,950,914)    (2,271,793)
                                         ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets           3,451,494      3,450,676      2,889,503     (1,693,364)    (1,517,602)    (2,039,424)
Net assets at beginning of period           2,121,346      3,052,929      5,976,262     13,222,798     28,107,879     23,800,048
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net assets at end of period              $  5,572,840   $  6,503,605   $  8,865,765   $ 11,529,434   $ 26,590,277   $ 21,760,624
                                         ============   ============   ============   ============   ============   ============
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
  Units sold                                   63,355         97,297        112,112          1,534          2,230          4,209
  Units redeemed                               (5,327)        (5,602)       (14,982)       (92,796)      (106,829)      (233,322)
  Units transferred                            46,889         51,231         39,274         (1,507)        (4,152)        95,112
                                         ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in units outstanding      104,917        142,926        136,404        (92,769)      (108,751)      (134,001)
Beginning units                               121,129        157,323        350,131        592,265        778,474      1,402,281
                                         ------------   ------------   ------------   ------------   ------------   ------------
Ending units                                  226,046        300,249        486,535        499,496        669,723      1,268,280
                                         ============   ============   ============   ============   ============   ============
Contracts With Total Expenses of 1.55%:
  Units sold                                        0              0              0              0              0              0
  Units redeemed                                    0              0              0              0              0              0
  Units transferred                                 0              0              0              0              0              0
                                         ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in units outstanding            0              0              0              0              0              0
Beginning units                                     0              0              0              0              0              0
                                         ------------   ------------   ------------   ------------   ------------   ------------
Ending units                                        0              0              0              0              0              0
                                         ============   ============   ============   ============   ============   ============
Contracts With Total Expenses of 1.70%:
  Units sold                                        0              0              0              0              0              0
  Units redeemed                                    0              0              0              0              0              0
  Units transferred                                 0              0              0              0              0              0
                                         ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in units outstanding            0              0              0              0              0              0
Beginning units                                     0              0              0              0              0              0
                                         ------------   ------------   ------------   ------------   ------------   ------------
Ending units                                        0              0              0              0              0              0
                                         ============   ============   ============   ============   ============   ============
Contracts With Total Expenses of 1.72%:
  Units sold                                   62,513         10,896         22,306              0              0              0
  Units redeemed                                 (497)          (277)          (565)             0              0              0
  Units transferred                             7,580          8,463          5,987              0              0              0
                                         ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in units outstanding       69,596         19,082         27,728              0              0              0
Beginning units                                 8,976         30,657         37,249              0              0              0
                                         ------------   ------------   ------------   ------------   ------------   ------------
Ending units                                   78,572         49,739         64,977              0              0              0
                                         ============   ============   ============   ============   ============   ============

                                                                                                                         Government
                                                                          Natural          Asset          Capital           and
                                                          Growth         Resources      Allocation      Appreciation   Quality Bond
                                                         Portfolio       Portfolio       Portfolio       Portfolio       Portfolio
                                                         (Class 1)       (Class 1)       (Class 3)       (Class 3)       (Class 3)
                                                       -------------   -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)                         $    (96,521)   $    (69,130)   $     12,720    $    (85,387)   $    242,336
  Net realized gains (losses) from
   securities transactions                                  467,857         670,297             609          24,788          (2,046)
  Change in net unrealized appreciation
  (depreciation) of investments                             392,251       1,897,240          18,658         799,161        (160,701)
                                                       ------------    ------------    ------------    ------------    ------------
  Increase (decrease) in net
   assets from operations                                   763,587       2,498,407          31,987         738,562          79,589
                                                       ------------    ------------    ------------    ------------    ------------
From capital transactions:
  Net proceeds from units sold                               25,835           7,060         129,830       3,081,792       3,908,815
  Cost of units redeemed                                 (2,281,551)       (516,323)         (1,737)       (236,781)       (583,975)
  Annuity benefit payments                                   (4,404)              0               0               0               0
  Net transfers                                            (475,579)      1,205,157         188,377         695,392       1,588,276
  Contract maintenance charge                                (4,614)         (1,824)           (182)           (711)         (1,130)
                                                       ------------    ------------    ------------    ------------    ------------
      Increase (decrease) in net assets from capital
  transactions                                           (2,740,313)        694,070         316,288       3,539,692       4,911,986
                                                       ------------    ------------    ------------    ------------    ------------
Increase (decrease) in net assets                        (1,976,726)      3,192,477         348,275       4,278,254       4,991,575
Net assets at beginning of period                        16,089,621       5,257,517         734,449       3,986,461       7,233,864
                                                       ------------    ------------    ------------    ------------    ------------
Net assets at end of period                            $ 14,112,895    $  8,449,994    $  1,082,724    $  8,264,715    $ 12,225,439
                                                       ============    ============    ============    ============    ============
ANALYSIS OF INCREASE (DECREASE)
  IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
  Units sold                                                    892             226           5,760          71,429         166,456
  Units redeemed                                            (77,642)        (15,552)            (55)         (6,017)        (32,933)
  Units transferred                                         (16,360)         37,749           8,431          17,906          79,825
                                                       ------------    ------------    ------------    ------------    ------------
Increase (decrease) in units outstanding                    (93,110)         22,423          14,136          83,318         213,348
Beginning units                                             552,085         191,845          29,968         101,550         375,596
                                                       ------------    ------------    ------------    ------------    ------------
Ending units                                                458,975         214,268          44,104         184,868         588,944
                                                       ============    ============    ============    ============    ============
Contracts With Total Expenses of 1.55%:
  Units sold                                                      0               0               0               0               0
  Units redeemed                                                  0               0               0               0               0
  Units transferred                                               0               0               0             103               0
                                                       ------------    ------------    ------------    ------------    ------------
Increase (decrease) in units outstanding                          0               0               0             103               0
Beginning units                                                   0               0               0             876               0
                                                       ------------    ------------    ------------    ------------    ------------
Ending units                                                      0               0               0             979               0
                                                       ============    ============    ============    ============    ============
Contracts With Total Expenses of 1.70%:
  Units sold                                                      0               0               0           1,064               0
  Units redeemed                                                  0               0               0               0               0
  Units transferred                                               0               0               0               0               0
                                                       ------------    ------------    ------------    ------------    ------------
Increase (decrease) in units outstanding                          0               0               0           1,064               0
Beginning units                                                   0               0               0             582               0
                                                       ------------    ------------    ------------    ------------    ------------
Ending units                                                      0               0               0           1,646               0
                                                       ============    ============    ============    ============    ============
Contracts With Total Expenses of 1.72%:
  Units sold                                                      0               0              89          13,498          64,629
  Units redeemed                                                  0               0             (31)           (569)         (1,559)
  Units transferred                                               0               0              62           1,396          14,307
                                                       ------------    ------------    ------------    ------------    ------------
Increase (decrease) in units outstanding                          0               0             120          14,325          77,377
Beginning units                                                   0               0           3,224           7,907          53,835
                                                       ------------    ------------    ------------    ------------    ------------
Ending units                                                      0               0           3,344          22,232         131,212
                                                       ============    ============    ============    ============    ============

                See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2005
                                   (Continued)

                                                            Natural        Growth       Aggressive      Alliance       Blue Chip
                                             Growth        Resources     and Income       Growth         Growth         Growth
                                            Portfolio      Portfolio     Portfolio       Portfolio      Portfolio      Portfolio
                                            (Class 3)      (Class 3)     (Class VC)      (Class 1)      (Class 1)      (Class 1)
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)            $    (40,316)  $     (9,537)  $     (7,194)  $   (133,422)  $   (393,577)  $    (16,372)
  Net realized gains (losses) from
      securities transactions                  218,574         63,181        166,123       (539,307)    (2,683,438)        29,924
  Change in net unrealized appreciation
    (depreciation) of investments              131,146        232,181        (95,384)     1,258,454      7,726,128          4,323
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Increase (decrease) in net
       assets from operations                  309,404        285,825         63,545        585,725      4,649,113         17,875
                                          ------------   ------------   ------------   ------------   ------------   ------------
From capital transactions:
  Net proceeds from units sold               2,165,090        678,772        619,125         11,174        139,031         24,614
  Cost of units redeemed                      (238,992)       (29,409)       (52,926)    (1,060,093)    (4,732,536)      (160,574)
  Annuity benefit payments                           0              0              0         (3,986)       (66,268)             0
  Net transfers                                588,491        295,881        437,454       (406,489)    (2,033,737)       (22,556)
  Contract maintenance charge                     (564)           (48)          (253)        (3,705)       (13,786)          (459)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Increase (decrease) in net assets
        from capital transactions            2,514,025        945,196      1,003,400     (1,463,099)    (6,707,296)      (158,975)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets            2,823,429      1,231,021      1,066,945       (877,374)    (2,058,183)      (141,100)
Net assets at beginning of period            3,616,619        377,750      1,723,529      9,468,882     37,797,322      1,878,279
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net assets at end of period               $  6,440,048   $  1,608,771   $  2,790,474   $  8,591,508   $ 35,739,139   $  1,737,179
                                          ============   ============   ============   ============   ============   ============
ANALYSIS OF INCREASE (DECREASE)
  IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
  Units sold                                    56,955          7,858         43,277            752          4,683          4,151
  Units redeemed                                (7,494)          (898)        (4,239)       (70,382)      (162,771)       (27,130)
  Units transferred                             17,479          6,075         35,674        (28,575)       (71,715)        (3,419)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in units outstanding        66,940         13,035         74,712        (98,205)      (229,803)       (26,398)
Beginning units                                114,797         13,871        138,416        642,749      1,299,688        313,189
                                          ------------   ------------   ------------   ------------   ------------   ------------
Ending units                                   181,737         26,906        213,128        544,544      1,069,885        286,791
                                          ============   ============   ============   ============   ============   ============
Contracts With Total Expenses of 1.55%:
  Units sold                                         0              0              0              0              0              0
  Units redeemed                                     0              0              0              0              0              0
  Units transferred                                  0              0              0              0              0              0
                                          ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in units outstanding             0              0              0              0              0              0
Beginning units                                      0              0              0              0              0              0
                                          ------------   ------------   ------------   ------------   ------------   ------------
Ending units                                         0              0              0              0              0              0
                                          ============   ============   ============   ============   ============   ============
Contracts With Total Expenses of 1.70%:
  Units sold                                         0              0              0              0              0              0
  Units redeemed                                     0              0              0              0              0              0
  Units transferred                                  0              0              0              0              0              0
                                          ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in units outstanding             0              0              0              0              0              0
Beginning units                                      0              0              0              0              0              0
                                          ------------   ------------   ------------   ------------   ------------   ------------
Ending units                                         0              0              0              0              0              0
                                          ============   ============   ============   ============   ============   ============
Contracts With Total Expenses of 1.72%:
  Units sold                                    17,737         11,859         10,648              0              0              0
  Units redeemed                                  (736)           (12)          (387)             0              0              0
  Units transferred                              2,533          2,513          2,302              0              0              0
                                          ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in units outstanding        19,534         14,360         12,563              0              0              0
Beginning units                                 10,011              0          8,799              0              0              0
                                          ------------   ------------   ------------   ------------   ------------   ------------
Ending units                                    29,545         14,360         21,362              0              0              0
                                          ============   ============   ============   ============   ============   ============

                                                                               Davis
                                               Cash          Corporate        Venture        "Dogs" of       Emerging
                                            Management         Bond            Value        Wall Street       Markets
                                             Portfolio       Portfolio       Portfolio       Portfolio       Portfolio
                                             (Class 1)       (Class 1)       (Class 1)       (Class 1)       (Class 1)
                                           -------------    ------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)             $    (66,895)   $    329,421    $   (280,546)   $     22,020    $    (78,234)
  Net realized gains (losses) from
      securities transactions                    (1,560)         77,149       1,879,289          80,090         304,163
  Change in net unrealized appreciation
    (depreciation) of investments               201,101        (369,238)      2,850,140        (239,395)      1,876,959
                                           ------------    ------------    ------------    ------------    ------------
      Increase (decrease) in net
       assets from operations                   132,646          37,332       4,448,883        (137,285)      2,102,888
                                           ------------    ------------    ------------    ------------    ------------
From capital transactions:
  Net proceeds from units sold                  415,719          60,977         184,811           5,189           7,924
  Cost of units redeemed                     (2,999,243)     (1,694,223)     (8,153,847)       (517,101)       (623,846)
  Annuity benefit payments                       (4,891)         (9,031)       (118,301)         (1,156)         (3,639)
  Net transfers                               1,809,690          79,018       1,033,634          44,275         981,272
  Contract maintenance charge                    (2,766)         (2,233)        (16,685)           (889)         (1,537)
                                           ------------    ------------    ------------    ------------    ------------
      Increase (decrease) in net
       assets from capital transactions        (781,491)     (1,565,492)     (7,070,388)       (469,682)        360,174
                                           ------------    ------------    ------------    ------------    ------------
Increase (decrease) in net assets              (648,845)     (1,528,160)     (2,621,505)       (606,967)      2,463,062
Net assets at beginning of period            10,718,308      12,118,766      54,372,456       3,318,564       5,760,779
                                           ------------    ------------    ------------    ------------    ------------
Net assets at end of period                $ 10,069,463    $ 10,590,606    $ 51,750,951    $  2,711,597    $  8,223,841
                                           ============    ============    ============    ============    ============
ANALYSIS OF INCREASE (DECREASE)
                  IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
  Units sold                                     32,349           3,548           5,780             469             662
  Units redeemed                               (233,361)        (99,608)       (255,516)        (47,323)        (49,509)
  Units transferred                             140,872           4,676          31,995           3,991          78,302
                                           ------------    ------------    ------------    ------------    ------------
Increase (decrease) in units outstanding        (60,140)        (91,384)       (217,741)        (42,863)         29,455
Beginning units                                 834,881         706,500       1,723,559         291,495         522,719
                                           ------------    ------------    ------------    ------------    ------------
Ending units                                    774,741         615,116       1,505,818         248,632         552,174
                                           ============    ============    ============    ============    ============
Contracts With Total Expenses of 1.55%:
  Units sold                                          0               0               0               0               0
  Units redeemed                                      0               0               0               0               0
  Units transferred                                   0               0               0               0               0
                                           ------------    ------------    ------------    ------------    ------------
Increase (decrease) in units outstanding              0               0               0               0               0
Beginning units                                       0               0               0               0               0
                                           ------------    ------------    ------------    ------------    ------------
Ending units                                          0               0               0               0               0
                                           ============    ============    ============    ============    ============
Contracts With Total Expenses of 1.70%:
  Units sold                                          0               0               0               0               0
  Units redeemed                                      0               0               0               0               0
  Units transferred                                   0               0               0               0               0
                                           ------------    ------------    ------------    ------------    ------------
Increase (decrease) in units outstanding              0               0               0               0               0
Beginning units                                       0               0               0               0               0
                                           ------------    ------------    ------------    ------------    ------------
Ending units                                          0               0               0               0               0
                                           ============    ============    ============    ============    ============
Contracts With Total Expenses of 1.72%:
  Units sold                                          0               0               0               0               0
  Units redeemed                                      0               0               0               0               0
  Units transferred                                   0               0               0               0               0
                                           ------------    ------------    ------------    ------------    ------------
Increase (decrease) in units outstanding              0               0               0               0               0
Beginning units                                       0               0               0               0               0
                                           ------------    ------------    ------------    ------------    ------------
Ending units                                          0               0               0               0               0
                                           ============    ============    ============    ============    ============

                See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2005
                                  (Continued)

                                             Federated                                       Goldman
                                             American         Global          Global          Sachs           Growth-
                                              Leaders          Bond          Equities        Research         Income
                                             Portfolio       Portfolio       Portfolio       Portfolio       Portfolio
                                             (Class 1)       (Class 1)       (Class 1)       (Class 1)       (Class 1)
                                           ------------    ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)             $     (6,345)   $     66,278    $    (68,720)   $     (8,155)   $   (289,288)
  Net realized gains (losses) from
   securities transactions                      357,635          55,011        (242,961)         22,440        (122,737)
  Change in net unrealized appreciation
   (depreciation) of investments               (126,524)           (840)      1,056,716          (2,173)      1,796,609
                                           ------------    ------------    ------------    ------------    ------------
   Increase (decrease) in net assets
    from operations                             224,766         120,449         745,035          12,112       1,384,584
                                           ------------    ------------    ------------    ------------    ------------

From capital transactions:
  Net proceeds from units sold                   14,262           8,005          13,407           3,996          71,186
  Cost of units redeemed                     (1,846,091)       (462,558)       (858,379)       (171,459)     (4,473,918)
  Annuity benefit payments                      (13,395)         (3,235)         (2,262)              0         (40,988)
  Net transfers                                (322,455)        475,631         615,000           6,094      (3,751,440)
  Contract maintenance charge                    (2,311)           (831)         (2,072)           (205)        (10,903)
                                           ------------    ------------    ------------    ------------    ------------
   Increase (decrease) in net
    assets from capital transactions         (2,169,990)         17,012        (234,306)       (161,574)     (8,206,063)
                                           ------------    ------------    ------------    ------------    ------------

Increase (decrease) in net assets            (1,945,224)        137,461         510,729        (149,462)     (6,821,479)
Net assets at beginning of period            10,406,604       3,858,924       5,589,415         846,471      34,336,738

                                           ------------    ------------    ------------    ------------    ------------
Net assets at end of period                   8,461,380       3,996,385    $  6,100,144    $    697,009    $ 27,515,259
                                           ============    ============    ============    ============    ============

ANALYSIS OF INCREASE (DECREASE)
  IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
  Units sold                                        807             459             754             576           2,637
  Units redeemed                               (105,603)        (26,782)        (48,109)        (24,923)       (161,075)
  Units transferred                             (20,419)         27,531          33,427             893        (133,599)
                                           ------------    ------------    ------------    ------------    ------------
Increase (decrease) in units outstanding       (125,215)          1,208         (13,928)        (23,454)       (292,037)
Beginning units                                 591,397         225,858         323,370         121,358       1,211,477
                                           ------------    ------------    ------------    ------------    ------------
Ending units                                    466,182         227,066         309,442          97,904         919,440
                                           ============    ============    ============    ============    ============
Contracts With Total Expenses of 1.55%:
  Units sold                                          0               0               0               0               0
  Units redeemed                                      0               0               0               0               0
  Units transferred                                   0               0               0               0               0
                                           ------------    ------------    ------------    ------------    ------------
Increase (decrease) in units outstanding              0               0               0               0               0
Beginning units                                       0               0               0               0               0
                                           ------------    ------------    ------------    ------------    ------------
Ending units                                          0               0               0               0               0
                                           ============    ============    ============    ============    ============
Contracts With Total Expenses of 1.70%:
  Units sold                                          0               0               0               0               0
  Units redeemed                                      0               0               0               0               0
  Units transferred                                   0               0               0               0               0
                                           ------------    ------------    ------------    ------------    ------------
Increase (decrease) in units outstanding              0               0               0               0               0
Beginning units                                       0               0               0               0               0
                                           ------------    ------------    ------------    ------------    ------------
Ending units                                          0               0               0               0               0
                                           ============    ============    ============    ============    ============
Contracts With Total Expenses of 1.72%:
  Units sold                                          0               0               0               0               0
  Units redeemed                                      0               0               0               0               0
  Units transferred                                   0               0               0               0               0
                                           ------------    ------------    ------------    ------------    ------------
Increase (decrease) in units outstanding              0               0               0               0               0
Beginning units                                       0               0               0               0               0
                                           ------------    ------------    ------------    ------------    ------------
Ending units                                          0               0               0               0               0
                                           ============    ============    ============    ============    ============

                                                                                                            MFS
                                                                         International  International  Massachusetts       MFS
                                              Growth       High-Yield     Diversified       Growth       Investors        Mid-Cap
                                           Opportunities      Bond          Equities       & Income        Trust          Growth
                                             Portfolio      Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                             (Class 1)      (Class 1)      (Class 1)      (Class 1)      (Class 1)      (Class 1)
                                           ------------   ------------   -------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)             $     (9,310)  $    920,438   $        933   $    (61,582)  $    (72,683)  $    (99,979)
  Net realized gains (losses) from
   securities transactions                       15,010        660,928       (178,512)       331,707        (62,026)      (469,679)
  Change in net unrealized appreciation
   (depreciation) of investments                 20,803       (733,993)     1,062,167        902,051        714,254        650,898
                                           ------------   ------------   ------------   ------------   ------------   ------------
   Increase (decrease) in net assets
    from operations                              26,503        847,373        884,588      1,172,176        579,545         81,240
                                           ------------   ------------   ------------   ------------   ------------   ------------

From capital transactions:
  Net proceeds from units sold                    1,464         18,477         20,394         34,447         12,683         33,743
  Cost of units redeemed                       (180,419)    (2,199,365)      (907,642)    (1,629,843)    (1,064,634)      (920,981)
  Annuity benefit payments                            0         (3,325)        (1,863)        (3,856)        (1,084)             0
  Net transfers                                (564,870)      (487,618)       773,477      1,370,392        235,160         27,977
  Contract maintenance charge                      (147)        (2,666)        (2,028)        (2,461)        (2,989)        (2,252)
                                           ------------   ------------   ------------   ------------   ------------   ------------
   Increase (decrease) in net
    assets from capital transactions           (743,972)    (2,674,497)      (117,662)      (231,321)      (820,864)      (861,513)
                                           ------------   ------------   ------------   ------------   ------------   ------------

Increase (decrease) in net assets              (717,469)    (1,827,124)       766,926        940,855       (241,319)      (780,273)
Net assets at beginning of period             1,198,381     13,406,727      7,024,917      9,365,125     10,218,994      7,126,580

                                           ------------   ------------   ------------   ------------   ------------   ------------
Net assets at end of period                $    480,912     11,579,603   $  7,791,843   $ 10,305,980   $  9,977,675   $  6,346,307
                                           ============   ============   ============   ============   ============   ============

ANALYSIS OF INCREASE (DECREASE)
  IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
  Units sold                                        308          1,016          1,981          2,470            631          3,388
  Units redeemed                                (38,133)      (122,910)       (83,931)      (119,387)       (53,245)       (89,756)
  Units transferred                            (117,784)       (27,954)        75,223        101,324         11,589          3,197
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in units outstanding       (155,609)      (149,848)        (6,727)       (15,593)       (41,025)       (83,171)
Beginning units                                 250,369        770,474        657,331        697,293        514,492        671,951
                                           ------------   ------------   ------------   ------------   ------------   ------------
Ending units                                     94,760        620,626        650,604        681,700        473,467        588,780
                                           ============   ============   ============   ============   ============   ============
Contracts With Total Expenses of 1.55%:
  Units sold                                          0              0              0              0              0              0
  Units redeemed                                      0              0              0              0              0              0
  Units transferred                                   0              0              0              0              0              0
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in units outstanding              0              0              0              0              0              0
Beginning units                                       0              0              0              0              0              0
                                           ------------   ------------   ------------   ------------   ------------   ------------
Ending units                                          0              0              0              0              0              0
                                           ============   ============   ============   ============   ============   ============
Contracts With Total Expenses of 1.70%:
  Units sold                                          0              0              0              0              0              0
  Units redeemed                                      0              0              0              0              0              0
  Units transferred                                   0              0              0              0              0              0
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in units outstanding              0              0              0              0              0              0
Beginning units                                       0              0              0              0              0              0
                                           ------------   ------------   ------------   ------------   ------------   ------------
Ending units                                          0              0              0              0              0              0
                                           ============   ============   ============   ============   ============   ============
Contracts With Total Expenses of 1.72%:
  Units sold                                          0              0              0              0              0              0
  Units redeemed                                      0              0              0              0              0              0
  Units transferred                                   0              0              0              0              0              0
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in units outstanding              0              0              0              0              0              0
Beginning units                                       0              0              0              0              0              0
                                           ------------   ------------   ------------   ------------   ------------   ------------
Ending units                                          0              0              0              0              0              0
                                           ============   ============   ============   ============   ============   ============

                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2005
                                  (Continued)

                                                        Putnam
                                           MFS          Growth:        Real       SunAmerica                  Telecom
                                       Total Return     Voyager       Estate       Balanced    Technology     Utility
                                         Portfolio     Portfolio     Portfolio     Portfolio   Portfolio     Portfolio
                                         (Class 1)     (Class 1)     (Class 1)     (Class 1)   (Class 1)     (Class 1)
                                       ------------   ----------    ----------    ----------   ----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)      $    126,714   $   (82,615)  $    28,714   $    93,667  $  (12,930)  $    59,290
     Net realized gains
        (losses) from securities
        transactions                      1,452,440      (745,839)      998,177      (359,371)      8,331      (116,532)
     Change in net unrealized
        appreciation (depreciation)
        of investments                   (1,277,210)    1,172,072      (368,121)      257,473     (21,220)      165,180
                                       ------------   -----------   -----------   -----------  ----------   -----------
        Increase (decrease) in net
           assets from operations           301,944       343,618       658,770        (8,231)    (25,819)      107,938
                                       ------------   -----------   -----------   -----------  ----------   -----------

From capital transactions:
     Net proceeds from units sold            48,276        27,705         7,535        80,536       3,797         6,285
     Cost of units redeemed              (2,913,688)   (1,256,574)     (789,647)   (1,719,726)   (151,848)     (323,801)
     Annuity benefit payments                (5,679)         (533)       (2,194)      (12,986)          0             0
     Net transfers                        1,211,370      (236,871)     (248,653)   (1,000,720)   (115,684)      (29,989)
     Contract maintenance charge             (5,761)       (4,374)       (1,916)       (4,662)       (228)         (854)
                                       ------------   -----------   -----------   -----------  ----------   -----------
        Increase (decrease) in net
           assets from capital
           transactions                  (1,665,482)   (1,470,647)   (1,034,875)   (2,657,558)   (263,963)     (348,359)
                                       ------------   -----------   -----------   -----------  ----------   -----------

Increase (decrease) in net assets        (1,363,538)   (1,127,029)     (376,105)   (2,665,789)   (289,782)     (240,421)
Net assets at beginning of period        21,492,849     9,777,261     6,431,727    12,707,363   1,041,756     2,369,337
                                       ------------   -----------   -----------   -----------  ----------   -----------
Net assets at end of period            $ 20,129,311   $ 8,650,232   $ 6,055,622   $10,041,574  $  751,974   $ 2,128,916
                                       ============   ===========   ===========   ===========  ==========   ===========

ANALYSIS OF INCREASE
  (DECREASE) IN UNITS OUTSTANDING:
Contracts With Total Expenses
  of 1.52%:
     Units sold                               1,927         1,547           342         5,568       1,603           547
     Units redeemed                        (116,401)      (73,230)      (35,978)     (117,398)    (64,896)      (27,192)
     Units transferred                       48,353       (13,994)      (11,396)      (68,715)    (49,489)       (2,625)
                                       ------------   -----------   -----------   -----------  ----------   -----------
Increase (decrease) in
  units outstanding                         (66,121)      (85,677)      (47,032)     (180,545)   (112,782)      (29,270)
Beginning units                             856,284       559,649       301,047       849,220     424,341       203,888
                                       ------------   -----------   -----------   -----------  ----------   -----------
Ending units                                790,163       473,972       254,015       668,675     311,559       174,618
                                       ============   ===========   ===========   ===========  ==========   ===========
Contracts With Total Expenses
  of 1.55%:
     Units sold                                   0             0             0             0           0             0
     Units redeemed                               0             0             0             0           0             0
     Units transferred                            0             0             0             0           0             0
                                       ------------   -----------   -----------   -----------  ----------   -----------
Increase (decrease) in units
  outstanding                                     0             0             0             0           0             0
Beginning units                                   0             0             0             0           0             0
                                       ------------   -----------   -----------   -----------  ----------   -----------
Ending units                                      0             0             0             0           0             0
                                       ============   ===========   ===========   ===========  ==========   ===========
Contracts With Total
  Expenses of 1.70%:
     Units sold                                   0             0             0             0           0             0
     Units redeemed                               0             0             0             0           0             0
     Units transferred                            0             0             0             0           0             0
                                       ------------   -----------   -----------   -----------  ----------   -----------
Increase (decrease) in
  units outstanding                               0             0             0             0           0             0
Beginning units                                   0             0             0             0           0             0
                                       ------------   -----------   -----------   -----------  ----------   -----------
Ending units                                      0             0             0             0           0             0
                                       ============   ===========   ===========   ===========  ==========   ===========
Contracts With Total
  Expenses of 1.72%:
     Units sold                                   0             0             0             0           0             0
     Units redeemed                               0             0             0             0           0             0
     Units transferred                            0             0             0             0           0             0
                                       ------------   -----------   -----------   -----------  ----------   -----------
Increase (decrease) in
  units outstanding                               0             0             0             0           0             0
Beginning units                                   0             0             0             0           0             0
                                       ------------   -----------   -----------   -----------  ----------   -----------
Ending units                                      0             0             0             0           0             0
                                       ============   ===========   ===========   ===========  ==========   ===========

                                          Worldwide   Aggressive    Alliance     Blue Chip       Cash
                                         High Income    Growth       Growth       Growth      Management
                                          Portfolio    Portfolio    Portfolio    Portfolio    Portfolio
                                          (Class 1)    (Class 3)    (Class 3)    (Class 3)    (Class 3)
                                         -----------  ----------   -----------   ---------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)        $   224,567   $  (7,100)  $   (55,944)  $  (6,911)  $   (26,966)
     Net realized gains (losses) from
         securities transactions               6,367       1,060        66,683       2,295         2,874
     Change in net unrealized
         appreciation (depreciation)
         of investments                      (19,798)     34,907       698,593      11,227        55,951
                                         -----------   ---------   -----------   ---------   -----------
         Increase (decrease) in net
           assets from operations            211,136      28,867       709,332       6,611        31,859
                                         -----------   ---------   -----------   ---------   -----------

From capital transactions:
     Net proceeds from                        11,402     529,176     1,709,103     125,962     1,329,185
     units sold
     Cost of units redeemed                 (537,831)     (5,588)     (253,115)    (16,186)     (259,743)
     Annuity benefit payments                   (263)          0             0           0             0
     Net transfers                          (418,496)    148,353       344,376     (28,456)      136,366
     Contract maintenance charge              (1,153)        (52)         (464)       (167)         (383)
                                         -----------   ----------  -----------   ---------   -----------
         Increase (decrease) in net
           assets from capital
           transactions                     (946,341)    671,889     1,799,900      81,153     1,205,425
                                         -----------   ---------   -----------   ---------   -----------

Increase (decrease) in net assets           (735,205)    700,756     2,509,232      87,764     1,237,284
Net assets at beginning of period          4,285,555     255,686     3,051,320     538,030     2,499,256
                                         -----------   ---------   -----------   ---------   -----------
Net assets at end of period              $ 3,550,350   $ 956,442   $ 5,560,552   $ 625,794   $ 3,736,540
                                         ===========   =========   ===========   =========   ===========

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts With Total Expenses
  of 1.52%:
     Units sold                                  590      10,477        43,628      19,899        75,924
     Units redeemed                          (28,518)       (365)       (7,895)     (1,305)      (19,606)
     Units transferred                       (21,472)      9,919        11,192      (5,277)        8,409
                                         -----------   ---------   -----------   ---------   -----------
Increase (decrease) in units
  outstanding                                (49,400)     20,031        46,925      13,317        64,727
Beginning units                              228,525      15,646        96,001      83,238       172,994
                                         -----------   ---------   -----------   ---------   -----------
Ending units                                 179,125      35,677       142,926      96,555       237,721
                                         ===========   =========   ===========   =========   ===========
Contracts With Total Expenses
  of 1.55%:
     Units sold                                    0           0           231           0             0
     Units redeemed                                0           0            (1)          0             0
     Units transferred                             0           0           (12)          0             0
                                         -----------   ---------   -----------   ---------   -----------
Increase (decrease) in
  units outstanding                                0           0           218           0             0
Beginning units                                    0           0           380           0             0
                                         -----------   ---------   -----------   ---------   -----------
Ending units                                       0           0           598           0             0
                                         ===========   =========   ===========   =========   ===========
Contracts With Total
  Expenses of 1.70%:
     Units sold                                    0           0             0           0             0
     Units redeemed                                0           0            (2)          0             0
     Units transferred                             0           0            10           0             0
                                         -----------   ---------   -----------   ---------   -----------
Increase (decrease) in
  units outstanding                                0           0             8           0             0
Beginning units                                    0           0           966           0             0
                                         -----------   ---------   -----------   ---------   -----------
Ending units                                       0           0           974           0             0
                                         ===========   =========   ===========   =========   ===========
Contracts With Total
  Expenses of 1.72%:
     Units sold                                    0      24,011        15,197       1,858        28,238
     Units redeemed                                0          (8)         (677)     (1,521)         (737)
     Units transferred                             0          10         1,091         306         2,140
                                         -----------   ---------   -----------   ---------   -----------
Increase (decrease) in units
  outstanding                                      0      24,013        15,611         643        29,641
Beginning units                                    0       1,886         8,781       7,007        23,037
                                         -----------   ---------   -----------   ---------   -----------
Ending units                                       0      25,899        24,392       7,650        52,678
                                         ===========   =========   ===========   =========   ===========

                See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2005
                                  (Continued)

                                                                                                  Federated
                                        Corporate        Davis        "Dogs" of      Emerging      American       Foreign
                                           Bond      Venture Value   Wall Street     Markets        Leaders        Value
                                        Portfolio      Portfolio      Portfolio     Portfolio     Portfolio      Portfolio
                                        (Class 3)      (Class 3)      (Class 3)      (Class 3)    (Class 3)      (Class 3)
                                       ----------     ----------     ----------     ----------    ---------     ----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)      $   115,711   $     (58,443)  $     5,550    $  (11,524)   $      (39)   $  (113,009)
     Net realized gains (losses) from
         securities transactions               194          33,210         3,879        20,789         5,152         52,523
     Change in net unrealized
     appreciation (depreciation) of
     investments                          (105,167)        921,183       (22,538)      310,561        44,044        796,885
                                       -----------   -------------   -----------    ----------    ----------    -----------
         Increase (decrease) in net
           assets from operations           10,738         895,950       (13,109)      319,826        49,157        736,399
                                       -----------   -------------   -----------    ----------    ----------    -----------

From capital transactions:
     Net proceeds from units sold        1,718,630       4,954,161       262,501     1,227,683       490,686      4,018,366
     Cost of units redeemed               (174,930)       (431,431)      (23,083)      (20,214)      (75,489)      (395,344)
     Annuity benefit payments                    0               0             0             0             0              0
     Net transfers                         662,022       1,200,390         6,304        80,256       226,865      1,132,069
     Contract maintenance charge              (357)         (1,014)          (96)          (87)         (127)          (816)
                                       -----------   -------------   -----------    ----------    ----------    -----------
         Increase (decrease) in net
           assets from capital
           transactions                  2,205,365       5,722,106       245,626     1,287,638       641,935      4,754,275
                                       -----------   -------------   -----------    ----------    ----------    -----------

Increase (decrease) in net assets        2,216,103       6,618,056       232,517     1,607,464       691,092      5,490,674
Net assets at beginning of period        2,145,636       6,438,772       294,247       371,993     1,022,770      5,034,728
                                       -----------   -------------   -----------    ----------    ----------    -----------
Net assets at end of period            $ 4,361,739   $  13,056,828   $   526,764    $1,979,457    $1,713,862    $10,525,402
                                       ===========   =============   ===========    ==========    ==========    ===========

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts With Total
Expenses of 1.52%:
     Units sold                             69,176         115,367        20,901        25,398        20,193        159,210
     Units redeemed                         (9,614)        (12,457)       (2,122)       (1,608)       (3,896)       (24,864)
     Units transferred                      32,762          31,006           574         6,446        11,624         60,246
                                       -----------   -------------   -----------    ----------    ----------    -----------
Increase (decrease) in
units outstanding                           92,324         133,916        19,353        30,236        27,921        194,592
Beginning units                            115,701         179,290        26,019        31,518        54,432        309,668
                                       -----------   -------------   -----------    ----------    ----------    -----------
Ending units                               208,025         313,206        45,372        61,754        82,353        504,260
                                       ===========   =============   ===========    ==========    ==========    ===========
Contracts With Total
Expenses of 1.55%:
     Units sold                                  0               0             0             0             0              0
     Units redeemed                              0               0             0             0             0              0
     Units transferred                           0               0             0             0             0              0
                                       -----------   -------------   -----------    ----------    ----------    -----------
Increase (decrease) in
units outstanding                                0               0             0             0             0              0
Beginning units                                  0               0             0             0             0              0
                                       -----------   -------------   -----------    ----------    ----------    -----------
Ending units                                     0               0             0             0             0              0
                                       ===========   =============   ===========    ==========    ==========    ===========
Contracts With Total
Expenses of 1.70%:
     Units sold                                  0               0             0             0             0              0
     Units redeemed                              0               0             0             0             0              0
     Units transferred                           0               0             0             0             0              0
                                       -----------   -------------   -----------    ----------    ----------    -----------
Increase (decrease) in                           0               0             0             0             0              0
units outstanding
Beginning units                                  0               0             0             0             0              0
                                       -----------   -------------   -----------    ----------    ----------    -----------
Ending units                                     0               0             0             0             0              0
                                       ===========   =============   ===========    ==========    ==========    ===========
Contracts With Total
Expenses of 1.72%:
     Units sold                             32,295          39,364         3,403        70,328         8,006        111,002
     Units redeemed                           (698)         (1,007)          (10)          (16)         (446)        (1,928)
     Units transferred                       6,460           6,183             1           318         1,437         15,990
                                       -----------   -------------   -----------    ----------    ----------    -----------
Increase (decrease) in
units outstanding                           38,057          44,540         3,394        70,630         8,997        125,064
Beginning units                             10,712          26,509             0         2,519         4,119         32,943
                                       -----------   -------------   -----------    ----------    ----------    -----------
Ending units                                48,769          71,049         3,394        73,149        13,116        158,007
                                       ===========   =============   ===========    ==========    ==========    ===========

                                                                   Goldman
                                        Global       Global         Sachs        Growth-       Growth
                                         Bond       Equities      Research       Income      Opportunities
                                       Portfolio    Portfolio     Portfolio     Portfolio      Portfolio
                                       (Class 3)    (Class 3)     (Class 3)     (Class 3)     (Class 3)
                                       ---------    ---------     ---------     ---------    -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)      $   7,264    $  (4,974)    $  (1,551)    $  (5,642)   $      (1,762)
     Net realized gains (losses) from
         securities transactions           3,717        4,044           232         2,198            1,743
     Change in net unrealized
     appreciation (depreciation) of
     investments                          (2,848)      62,086         6,628        30,691            7,302
                                       ---------    ---------     ---------     ---------    -------------
         Increase (decrease) in net
           assets from operations          8,133       61,156         5,309        27,247            7,283
                                       ---------    ---------     ---------     ---------    -------------

From capital transactions:
     Net proceeds from units sold        192,493       75,381        41,164        37,357           20,422
     Cost of units redeemed              (21,247)     (23,774)       (2,376)       (6,979)          (8,167)
     Annuity benefit payments                  0            0             0             0                0
     Net transfers                       143,555      334,537        98,961        41,439           40,877
     Contract maintenance charge             (63)         (43)          (28)          (59)             (25)
                                       ---------    ---------     ---------     ---------    -------------
         Increase (decrease) in net
           assets from capital
           transactions                  314,738      386,101       137,721        71,758           53,107
                                       ---------    ---------     ---------     ---------    -------------

Increase (decrease) in net assets        322,871      447,257       143,030        99,005           60,390
Net assets at beginning of period        183,008      202,738        74,066       469,316          105,511
                                       ---------    ---------     ---------     ---------    -------------
Net assets at end of period            $ 505,879    $ 649,995     $ 217,096     $ 568,321    $     165,901
                                       =========    =========     =========     =========    =============

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts With Total
Expenses of 1.52%:
     Units sold                           10,060        2,514         6,126         1,346            4,076
     Units redeemed                       (1,226)      (1,359)         (347)         (173)          (1,671)
     Units transferred                     7,747       15,906        13,220         1,407            7,584
                                       ---------    ---------     ---------     ---------    -------------
Increase (decrease) in
units outstanding                         16,581       17,061        18,999         2,580            9,989
Beginning units                           10,302        9,813        10,719        15,587           22,197
                                       ---------    ---------     ---------     ---------    -------------
Ending units                              26,883       26,874        29,718        18,167           32,186
                                       =========    =========     =========     =========    =============
Contracts With Total
Expenses of 1.55%:
     Units sold                                0          901             0             0                0
     Units redeemed                            0           (2)            0             0                0
     Units transferred                         0        1,915             0             0                0
                                       ---------    ---------     ---------     ---------    -------------
Increase (decrease) in
units outstanding                              0        2,814             0             0                0
Beginning units                                0          176             0             0                0
                                       ---------    ---------     ---------     ---------    -------------
Ending units                                   0        2,990             0             0                0
                                       =========    =========     =========     =========    =============
Contracts With Total
Expenses of 1.70%:
     Units sold                                0          866             0             0                0
     Units redeemed                            0            0             0             0                0
     Units transferred                         0        1,179             0             0                0
                                       ---------    ---------     ---------     ---------    -------------
Increase (decrease) in                         0        2,045             0             0                0
units outstanding
Beginning units                                0          990             0             0                0
                                       ---------    ---------     ---------     ---------    -------------
Ending units                                   0        3,035             0             0                0
                                       =========    =========     =========     =========    =============
Contracts With Total
Expenses of 1.72%:
     Units sold                            1,097            0             0             0                0
     Units redeemed                           (3)          (7)           (4)          (79)              (3)
     Units transferred                       569         (418)        1,159             0              824
                                       ---------    ---------     ---------     ---------    -------------
Increase (decrease) in
units outstanding                          1,663         (425)        1,155           (79)             821
Beginning units                              487          857             0         1,111                0
                                       ---------    ---------     ---------     ---------    -------------
Ending units                               2,150          432         1,155         1,032              821
                                       =========    =========     =========     =========    =============

                See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2005
                                  (Continued)

                                                                                                          MFS
                                                     International    International                   Massachusetts       MFS
                                       High-Yield     Diversified        Growth          Marsico        Investors        Mid-Cap
                                         Bond          Equities         & Income         Growth           Trust          Growth
                                       Portfolio       Portfolio        Portfolio       Portfolio       Portfolio       Portfolio
                                       (Class 3)       (Class 3)        (Class 3)       (Class 3)       (Class 3)       (Class 3)
                                       ----------    -------------    -------------    -----------    ------------     -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)      $   93,380    $         542    $      (9,435)   $    (9,519)   $     (15,093)   $   (32,146)
     Net realized gains (losses) from
         securities transactions            4,472           44,341           29,769          3,374            9,936          6,836
     Change in net unrealized
       appreciation
       (depreciation) of investments      (33,285)         630,074          117,513         70,487          119,881        102,856
                                       ----------    -------------    ------------     -----------    -------------    -----------
         Increase (decrease) in net
           assets from operations          64,567          674,957          137,847         64,342          114,724         77,546
                                       ----------    -------------    ------------     -----------    -------------    -----------

From capital transactions:
     Net proceeds from units sold         191,794        2,337,935          221,829        111,693          746,382        997,128
     Cost of units redeemed               (41,478)        (277,793)         (20,856)       (21,045)        (120,490)       (98,956)
     Annuity benefit payments                   0                0                0              0                0              0
     Net transfers                        382,432          568,921          (61,406)       140,084          205,112        617,496
     Contract maintenance charge             (158)            (575)            (109)           (87)            (195)          (243)
                                       ----------    -------------    -------------    -----------    -------------    -----------
         Increase (decrease) in net
           assets from capital
           transactions                   532,590        2,628,488          139,458        230,645          830,809      1,515,425
                                       ----------    -------------    -------------    -----------    -------------    -----------

Increase (decrease) in net assets         597,157        3,303,445          277,305        294,987          945,533      1,592,971
Net assets at beginning of period         548,015        3,309,374          993,244        502,317        1,232,378      1,561,584
                                       ----------    -------------    -------------    -----------    -------------    -----------
Net assets at end of period            $1,145,172    $   6,612,819    $   1,270,549    $   797,304    $   2,177,911    $ 3,154,555
                                       ==========    =============    =============    ===========    =============    ===========

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts With Total
  Expenses of 1.52%:
     Units sold                             8,452          163,469           12,771         11,079           26,838         40,256
     Units redeemed                        (2,125)         (23,347)          (1,457)        (2,021)          (5,688)        (9,166)
     Units transferred                     23,779           46,852             (630)        13,151            8,633         40,883
                                       ----------    -------------    -------------    -----------    -------------    -----------
Increase (decrease) in                     30,106          186,974           10,684         22,209           29,783         71,973
  units outstanding
Beginning units                            27,609          287,515           64,410         48,359           56,644        131,361
                                       ----------    -------------    -------------    -----------    -------------    -----------
Ending units                               57,715          474,489           75,094         70,568           86,427        203,334
                                       ==========    =============    =============    ===========    =============    ===========
Contracts With Total
  Expenses of 1.55%:
     Units sold                                 0                0                0              0                0              0
     Units redeemed                             0                0                0              0                0             (2)
     Units transferred                          0                0                0              0                0            460
                                       ----------    -------------    -------------    -----------    -------------    -----------
Increase (decrease) in                          0                0                0              0                0            458
  units outstanding
Beginning units                                 0                0                0              0                0            610
                                       ----------    -------------    -------------    -----------    -------------    -----------
Ending units                                    0                0                0              0                0          1,068
                                       ==========    =============    =============    ===========    =============    ===========
Contracts With Total
  Expenses of 1.70%:
     Units sold                                 0                0                0              0                0              0
     Units redeemed                             0                0                0              0                0             (5)
     Units transferred                          0                0                0              0                0             25
                                       ----------    -------------    -------------    -----------    -------------    -----------
Increase (decrease) in                          0                0                0              0                0             20
  units outstanding
Beginning units                                 0                0                0              0                0          3,787
                                       ----------    -------------    -------------    -----------    -------------    -----------
Ending units                                    0                0                0              0                0          3,807
                                       ==========    =============    =============    ===========    =============    ===========
Contracts With Total
  Expenses of 1.72%:
     Units sold                             2,287           54,494            3,935              0           10,871         56,917
     Units redeemed                          (178)          (2,616)             (81)             0             (409)          (609)
     Units transferred                     (1,971)           6,762           (4,125)             0            1,640         19,019
                                       ----------    -------------    -------------    -----------    -------------    -----------
Increase (decrease) in
  units outstanding                           138           58,640             (271)             0           12,102         75,327
Beginning units                             4,117           23,945           10,265              0            5,781         12,629
                                       ----------    -------------    -------------    -----------    -------------    -----------
Ending units                                4,255           82,585            9,994              0           17,883         87,956
                                       ==========    =============    =============    ===========    =============    ===========

                                                       Putnam
                                        MFS Total      Growth:        Real       Small & Mid     SunAmerica
                                         Return       Voyager        Estate       Cap Value       Balanced
                                        Portfolio    Portfolio     Portfolio       Portfolio      Portfolio
                                        (Class 3)    (Class 3)     (Class 3)       (Class 3)      (Class 3)
                                        ---------    ----------    ----------    ------------    -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income(loss)          $    23,089   $   (2,186)   $    6,727    $    (47,447)   $     2,938
     Net realized gains (losses) from
         securities transactions           182,017          178       113,027          25,002          1,485
     Change in net unrealized
     appreciation (depreciation)
       of investments                     (152,831)       9,114        50,367         194,996         (3,184)
                                       -----------   ----------    ----------    ------------    -----------
         Increase (decrease) in net
           assets from operations           52,275        7,106       170,121         172,551          1,239
                                       -----------   ----------    ----------    ------------    -----------

From capital transactions:
     Net proceeds from units sold        1,811,325       18,035       821,715       2,279,016         48,351
     Cost of units redeemed                (83,321)      (3,657)      (27,313)       (136,851)       (10,493)
     Annuity benefit payments                    0            0             0               0              0
     Net transfers                         600,424      (12,282)       87,650         697,569         93,698
     Contract maintenance charge              (538)         (37)         (151)           (449)          (152)
                                       -----------   ----------    ----------    ------------    -----------
         Increase (decrease) in net
           assets from capital
           transactions                  2,327,890        2,059       881,901       2,839,285        131,404
                                       -----------   ----------    ----------    ------------    -----------

Increase (decrease) in net assets        2,380,165        9,165     1,052,022       3,011,836        132,643
Net assets at beginning of period        2,278,458      186,180       613,632       2,054,680        285,657
                                       -----------   ----------    ----------    ------------    -----------
Net assets at end of period            $ 4,658,623   $  195,345    $1,665,654    $  5,066,516    $   418,300
                                       ===========   ==========    ==========    ============    ===========

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts With Total
Expenses of 1.52%:
     Units sold                             47,620        1,057        23,963          60,922          3,293
     Units redeemed                         (2,927)        (190)       (1,212)         (7,818)          (106)
     Units transferred                      22,396         (975)        3,894          29,162          5,694
                                       -----------   ----------    ----------    ------------    -----------
Increase (decrease) in                      67,089         (108)       26,645          82,266          8,881
units outstanding
Beginning units                             82,920        6,879        24,490         121,004         14,273
                                       -----------   ----------    ----------    ------------    -----------
Ending units                               150,009        6,771        51,135         203,270         23,154
                                       ===========   ==========    ==========    ============    ===========
Contracts With Total
Expenses of 1.55%:
     Units sold                                  0            0             0               0              0
     Units redeemed                              0            0             0               0              0
     Units transferred                           0            0             0               0              0
                                       -----------   ----------    ----------    ------------    -----------
Increase (decrease) in                           0            0             0               0              0
units outstanding
Beginning units                                  0            0             0               0              0
                                       -----------   ----------    ----------    ------------    -----------
Ending units                                     0            0             0               0              0
                                       ===========   ==========    ==========    ============    ===========
Contracts With Total
Expenses of 1.70%:
     Units sold                                  0            0             0               0              0
     Units redeemed                              0            0             0               0              0
     Units transferred                           0            0             0               0              0
                                       -----------   ----------    ----------    ------------    -----------
Increase (decrease) in                           0            0             0               0              0
units outstanding
Beginning units                                  0            0             0               0              0
                                       -----------   ----------    ----------    ------------    -----------
Ending units                                     0            0             0               0              0
                                       ===========   ==========    ==========    ============    ===========
Contracts With Total
Expenses of 1.72%:
     Units sold                             25,080            0        14,985          82,822              0
     Units redeemed                           (414)         (26)          (41)           (900)          (624)
     Units transferred                       1,632          218           131          14,552            659
                                       -----------   ----------    ----------    ------------    -----------
Increase (decrease) in
units outstanding                           26,298          192        15,075          96,474             35
Beginning units                              8,512        3,893         4,452           9,332          4,999
                                       -----------   ----------    ----------    ------------    -----------
Ending units                                34,810        4,085        19,527         105,806          5,034
                                       ===========   ==========    ==========    ============    ===========

                See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2005
                                  (Continued)

                                                                 Telecom      Worldwide                    Emerging      Growth and
                                                 Technology      Utility     High Income    Comstock        Growth         Income
                                                  Portfolio     Portfolio     Portfolio    Portfolio       Portfolio      Portfolio
                                                  (Class 3)     (Class 3)     (Class 3)    (Class II)      (Class II)    (Class II)
                                                 ----------     ---------    ----------   -----------     -----------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)                   $    (4,405)   $   1,960    $   19,206   $    (17,386)   $   (3,896)  $    (49,303)
  Net realized gains (losses) from
      securities transactions                          1,117          605         1,003         57,531           868        146,828
  Change in net unrealized appreciation
      (depreciation) of investments                    6,886        1,000        (4,284)        50,412        19,094        412,985
                                                 -----------    ---------    ----------   ------------    ----------   ------------
      Increase (decrease) in net assets from
        operations                                     3,598        3,565        15,925         90,557        16,066        510,510
                                                 -----------    ---------    ----------   ------------    ----------   ------------

From capital transactions:
  Net proceeds from units sold                        82,453       30,592        23,970        736,586        42,038      2,684,420
  Cost of units redeemed                             (10,094)      (1,081)       (4,376)       (51,361)      (11,205)      (345,843)
  Annuity benefit payments                                 0            0             0              0             0              0
  Net transfers                                      125,728        3,370        72,777        779,091        51,048        778,417
  Contract maintenance charge                            (64)         (14)          (28)          (245)           (7)          (692)
                                                 -----------    ---------    ----------   ------------    ----------   ------------
      Increase (decrease) in net
       assets from capital transactions              198,023       32,867        92,343      1,464,071        81,874      3,116,302
                                                 -----------    ---------    ----------   ------------    ----------   ------------

Increase (decrease) in net assets                    201,621       36,432       108,268      1,554,628        97,940      3,626,812
Net assets at beginning of period                    205,850       40,653       228,508      1,423,797       238,142      4,251,416
                                                 -----------    ---------    ----------   ------------    ----------   ------------
Net assets at end of period                      $   407,471    $  77,085    $  336,776   $  2,978,425    $  336,082   $  7,878,228
                                                 ===========    =========    ==========   ============    ==========   ============

ANALYSIS OF INCREASE (DECREASE)
  IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
  Units sold                                          30,936        2,683         1,277         54,482         2,284        158,212
  Units redeemed                                      (4,283)         (91)         (231)        (3,863)       (1,226)       (25,158)
  Units transferred                                   53,834          266         3,830         61,501         5,261         53,308
                                                 -----------    ---------    ----------   ------------    ----------   ------------
Increase (decrease) in units outstanding              80,487        2,858         4,876        112,120         6,319        186,362
Beginning units                                       73,154        3,520        12,255        102,768        25,863        311,851
                                                 -----------    ---------    ----------   ------------    ----------   ------------
Ending units                                         153,641        6,378        17,131        214,888        32,182        498,213
                                                 ===========    =========    ==========   ============    ==========   ============
Contracts With Total Expenses of 1.55%:
  Units sold                                           2,851            0             0              0             0              0
  Units redeemed                                          (8)           0             0            (23)            0              0
  Units transferred                                       73            0             0             50             0              0
                                                 -----------    ---------    ----------   ------------    ----------   ------------
Increase (decrease) in units outstanding               2,916            0             0             27             0              0
Beginning units                                       11,275            0             0            578             0              0
                                                 -----------    ---------    ----------   ------------    ----------   ------------
Ending units                                          14,191            0             0            605             0              0
                                                 ===========    =========    ==========   ============    ==========   ============
Contracts With Total Expenses of 1.70%:
  Units sold                                               0            0             0              0             0              0
  Units redeemed                                          (1)           0             0             (5)            0              0
  Units transferred                                        0            0             0             29             0              0
                                                 -----------    ---------    ----------   ------------    ----------   ------------
Increase (decrease) in units outstanding                  (1)           0             0             24             0              0
Beginning units                                           58            0             0          3,897             0              0
                                                 -----------    ---------    ----------   ------------    ----------   ------------
Ending units                                              57            0             0          3,921             0              0
                                                 ===========    =========    ==========   ============    ==========   ============
Contracts With Total Expenses of 1.72%:
  Units sold                                           2,735            0             0          6,951         2,049         53,393
  Units redeemed                                           0            0             0           (391)            0         (2,056)
  Units transferred                                        0            0             0          3,217           211          7,247
                                                 -----------    ---------    ----------   ------------    ----------   ------------
Increase (decrease) in units outstanding               2,735            0             0          9,777         2,260         58,584
Beginning units                                            0            0             0         10,010             0         30,357
                                                 -----------    ---------    ----------   ------------    ----------   ------------
Ending units                                           2,735            0             0         19,787         2,260         88,941
                                                 ===========    =========    ==========   ============    ==========   ============

                                                              Conservative      Conservative                         Flexible
                                                Balanced        Balanced           Growth        Equity Income        Income
                                                Portfolio      Portfolio          Portfolio           Fund          Portfolio
                                                (Class 2)      (Class 2)          (Class 2)        (Class 2)        (Class 2)
                                               ----------     ------------     --------------    --------------    -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)                 $      5,677   $     5,156      $        (9,665)  $      (1,075)    $       21,167
  Net realized gains (losses) from
      securities transactions                        30,747         7,591               25,746           5,836              9,656
  Change in net unrealized appreciation
      (depreciation) of investments                 314,234        20,500               82,450          46,110             (1,421)
                                               ------------   -----------      ---------------   -------------     --------------
      Increase (decrease) in net assets from
        operations                                  350,658        33,247               98,531          50,871             29,402
                                               ------------   -----------      ---------------   -------------     --------------

From capital transactions:
  Net proceeds from units sold                    1,437,062        51,220              201,141         307,718            686,814
  Cost of units redeemed                           (182,403)     (179,193)            (140,445)        (31,948)          (162,623)
  Annuity benefit payments                                0             0                    0               0                  0
  Net transfers                                     642,231       622,010              (17,914)        113,510            397,096
  Contract maintenance charge                        (1,953)         (385)                (558)           (124)              (352)
                                               ------------   -----------      ---------------   -------------     --------------
      Increase (decrease) in net assets from
         capital transactions                     1,894,937       493,652               42,224         389,156            920,935
                                               ------------   -----------      ---------------   -------------     --------------

Increase (decrease) in net assets                 2,245,595       526,899              140,755         440,027            950,337
Net assets at beginning of period                 7,381,186       809,327            1,942,961         419,245          1,296,536
                                               ------------   -----------      ---------------   -------------     --------------
Net assets at end of period                    $  9,626,781   $ 1,336,226      $     2,083,716   $     859,272     $    2,246,873
                                               ============   ===========      ===============   =============     ==============

ANALYSIS OF INCREASE (DECREASE)
  IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
  Units sold                                              0             0                    0               0                  0
  Units redeemed                                          0             0                    0               0                  0
  Units transferred                                       0             0                    0               0                  0
                                               ------------   -----------      ---------------   -------------     --------------
Increase (decrease) in units outstanding                  0             0                    0               0                  0
Beginning units                                           0             0                    0               0                  0
                                               ------------   -----------      ---------------   -------------     --------------
Ending units                                              0             0                    0               0                  0
                                               ============   ===========      ===============   =============     ==============
Contracts With Total Expenses of 1.55%:
  Units sold                                        138,035           839               14,350          17,016             69,769
  Units redeemed                                    (16,924)       (2,107)              (3,104)         (3,500)           (20,278)
  Units transferred                                  49,874        49,055                1,698          13,189             51,691
                                               ------------   -----------      ---------------   -------------     --------------
Increase (decrease) in units outstanding            170,985        47,787               12,944          26,705            101,182
Beginning units                                     557,194        72,408              118,530          42,886            148,127
                                               ------------   -----------      ---------------   -------------      -------------
Ending units                                        728,179       120,195              131,474          69,591            249,309
                                               ============   ===========      ===============   =============     ==============
Contracts With Total Expenses of 1.70%:
  Units sold                                         22,060         6,956                7,670          19,459             20,530
  Units redeemed                                     (4,074)      (25,518)             (12,104)           (326)            (1,270)
  Units transferred                                  23,293        46,252               (4,008)             20                  3
                                               ------------   -----------      ---------------   -------------     --------------
Increase (decrease) in units outstanding             41,279        27,690               (8,442)         19,153             19,263
Beginning units                                     280,641        51,823               93,964           8,371             22,076
                                               ------------   -----------      ---------------   -------------     --------------
Ending units                                        321,920        79,513               85,522          27,524             41,339
                                               ============   ===========      ===============   =============     ==============
Contracts With Total Expenses of 1.72%:
  Units sold                                              0             0                    0               0                  0
  Units redeemed                                          0             0                    0               0                  0
  Units transferred                                       0             0                    0               0                  0
                                               ------------   -----------      ---------------   -------------     --------------
Increase (decrease) in units outstanding                  0             0                    0               0                  0
Beginning units                                           0             0                    0               0                  0
                                               ------------   -----------      ---------------   -------------     --------------
Ending units                                              0             0                    0               0                  0
                                               ============   ===========      ===============   =============     ==============

                See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2005
                                  (Continued)

                                                           Growth                   International       Mid            Money
                                             Growth       & Income       Income        Growth        Cap Stock        Market
                                              Fund          Fund          Fund          Fund           Fund            Fund
                                            (Class 2)     (Class 2)     (Class 2)     (Class 2)      (Class 2)       (Class 2)
                                            ---------     ---------     ---------   -------------   ----------       ---------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)           $    (956)    $   (393)    $  10,223    $         (21)  $     (3,492)    $     289
     Net realized gains (losses) from
         securities transactions                  103        2,798         1,313               75         16,413             0
     Change in net unrealized appreciation
       (depreciation) of investments            4,663       (1,242)      (10,023)           4,891         19,099             0
                                            ---------     ---------    ---------    -------------   ------------     ---------
       Increase (decrease) in net assets
         from operations                        3,810        1,163         1,513            4,945         32,020           289
                                            ---------     ---------    ---------    -------------   ------------     ---------
From capital transactions:
     Net proceeds from units sold                   0        6,942        88,561            1,000        345,108        25,501
     Cost of units redeemed                      (291)      (2,622)      (16,199)            (331)        (2,810)      (78,096)
     Annuity benefit payments                       0            0             0                0              0             0
     Net transfers                             24,471       (3,240)       (5,063)           1,174         27,269        78,057
     Contract maintenance charge                   (7)         (20)          (47)              (4)           (24)           (1)
                                            ---------     ---------    ---------    -------------   ------------     ---------
       Increase (decrease) in net assets
         from capital transactions             24,173        1,060        67,252            1,839        369,543        25,461
                                            ---------     ---------    ---------    -------------   ------------     ---------

Increase (decrease) in net assets              27,983        2,223        68,765            6,784        401,563        25,750
Net assets at beginning of period              63,319       51,882       300,297           29,079        160,534        29,529
                                            ---------     ---------    ---------    -------------   ------------     ---------
Net assets at end of period                 $  91,302     $ 54,105      $369,062    $      35,863   $    562,097     $  55,279
                                            =========     ========      ========    =============   ============     =========

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
     Units sold                                     0            0             0                0              0             0
     Units redeemed                                 0            0             0                0              0             0
     Units transferred                              0            0             0                0              0             0
                                            ---------     ---------    ---------    -------------   ------------     ---------
Increase (decrease) in units outstanding            0            0             0                0              0             0
Beginning units                                     0            0             0                0              0             0
                                            ---------     ---------    ---------    -------------   ------------     ---------
Ending units                                        0            0             0                0              0             0
                                            =========     ========      ========    =============   ============     =========
Contracts With Total Expenses of 1.55%:
     Units sold                                     0        1,109        12,766              185         26,497             0
     Units redeemed                               (45)        (425)       (1,622)             (61)          (280)            0
     Units transferred                          3,606        3,164         1,417              216            (64)            0
                                            ---------     ---------    ---------    -------------   ------------     ---------
Increase (decrease) in units outstanding        3,561        3,848        12,561              340         26,153             0
Beginning units                                   854        4,444        18,527            5,162         17,499         5,216
                                            ---------     ---------    ---------    -------------   ------------     ---------
Ending units                                    4,415        8,292        31,088            5,502         43,652         5,216
                                            =========     ========     =========    =============   ============     =========
Contracts With Total Expenses of 1.70%:
     Units sold                                     0            0             0                0         12,327         4,514
     Units redeemed                                 0            0          (723)               0            (50)      (13,821)
     Units transferred                              1       (3,620)       (2,136)              (1)         3,243        13,821
                                            ---------     ---------    ---------    -------------   ------------     ---------
Increase (decrease) in units outstanding            1       (3,620)       (2,859)              (1)        15,520         4,514
Beginning units                                 8,869        3,910        24,971               28          1,920            12
                                            ---------     ---------    ---------    -------------   ------------     ---------
Ending units                                    8,870          290        22,112               27         17,440         4,526
                                            =========     ========     =========    =============   ============     =========
Contracts With Total Expenses of 1.72%:
     Units sold                                     0            0             0                0              0             0
     Units redeemed                                 0            0             0                0              0             0
     Units transferred                              0            0             0                0              0             0
                                            ---------     ---------    ---------    -------------   ------------     ---------
Increase (decrease) in units outstanding            0            0             0                0              0             0
Beginning units                                     0            0             0                0              0             0
                                            ---------     ---------    ---------    -------------   ------------     ---------
Ending units                                        0            0             0                0              0             0
                                            =========     ========     =========    =============   ============     =========

                                                            Short Term        Small       Strategic          U.S.
                                               REIT           Income        Cap Growth      Growth        Government
                                               Fund            Fund           Fund        Portfolio    Securities Fund
                                            (Class 2)       (Class 2)       (Class 2)     (Class 2)       (Class 2)
                                            ---------       ----------      ----------    ---------    ---------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)           $   1,204       $    4,032      $     (990)   $  (3,862)   $           964
     Net realized gains (losses) from
         securities transactions               10,000           (3,481)              6       13,463                (53)
     Change in net unrealized appreciation
       (depreciation) of investments           12,357             (307)           (276)       9,615               (768)
                                            ---------       ----------      ----------    ---------    ---------------
       Increase (decrease) in net assets
         from operations                       23,561              244          (1,260)      19,216                143
                                            ---------       ----------      ----------    ---------    ---------------
From capital transactions:
     Net proceeds from units sold              48,885                0          10,414        3,795                  0
     Cost of units redeemed                       (38)         (13,935)            (16)     (25,945)           (11,531)
     Annuity benefit payments                       0                0               0            0                  0
     Net transfers                             82,851          (66,639)         15,050       23,973               (572)
     Contract maintenance charge                   (6)             (48)            (10)        (159)               (35)
                                            ---------       ----------      ----------    ---------    ---------------
       Increase (decrease) in net assets
         from capital transactions            131,692          (80,622)         25,438        1,664            (12,138)
                                            ---------       ----------      ----------    ---------    ---------------

Increase (decrease) in net assets             155,253          (80,378)         24,178       20,880            (11,995)
Net assets at beginning of period             145,598          152,942          49,101      327,597             49,734
                                            ---------       ----------      ----------    ---------    ---------------
Net assets at end of period                 $ 300,851       $   72,564      $   73,279    $ 348,477    $        37,739
                                            =========       ==========      ==========    =========    ===============

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
     Units sold                                     0                0               0            0                  0
     Units redeemed                                 0                0               0            0                  0
     Units transferred                              0                0               0            0                  0
                                            ---------       ----------      ----------    ---------    ---------------
Increase (decrease) in units outstanding            0                0               0            0                  0
Beginning units                                     0                0               0            0                  0
                                            ---------       ----------      ----------    ---------    ---------------
Ending units                                        0                0               0            0                  0
                                            =========       ==========      ==========    =========    ===============
Contracts With Total Expenses of 1.55%:
     Units sold                                 2,994                0           1,656            0                  0
     Units redeemed                                (2)          (2,186)             (4)      (1,399)            (1,814)
     Units transferred                          4,249           (9,227)          2,384       (3,504)              (139)
                                            ---------       ----------      ----------    ---------    ---------------
Increase (decrease) in units outstanding        7,241          (11,413)          4,036       (4,903)            (1,953)
Beginning units                                 9,612           22,696           7,345       25,413              2,950
                                            ---------       ----------      ----------    ---------    ---------------
Ending units                                   16,853           11,283          11,381       20,510                997
                                            =========       ==========      ==========    =========    ===============
Contracts With Total Expenses of 1.70%:
     Units sold                                   313                0               0          389                  0
     Units redeemed                                (1)               0               0       (1,228)                 0
     Units transferred                          1,355           (1,155)              0        5,955                 50
                                            ---------       ----------      ----------    ---------    ---------------
Increase (decrease) in units outstanding        1,667           (1,155)              0        5,116                 50
Beginning units                                    10            1,171              26        7,620              4,881
                                            ---------       ----------      ----------    ---------    ---------------
Ending units                                    1,677               16              26       12,736              4,931
                                            =========       ==========      ==========    =========    ===============
Contracts With Total Expenses of 1.72%:
     Units sold                                     0                0               0            0                  0
     Units redeemed                                 0                0               0            0                  0
     Units transferred                              0                0               0            0                  0
                                            ---------       ----------      ----------    ---------    ---------------
Increase (decrease) in units outstanding            0                0               0            0                  0
Beginning units                                     0                0               0            0                  0
                                            ---------       ----------      ----------    ---------    ---------------
Ending units                                        0                0               0            0                  0
                                            =========       ==========      ==========    =========    ===============

                See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2005
                                  (Continued)

                                                                                        Nations
                                                                    Nations             Marsico
                                                West Coast         High Yield           Focused
                                                  Equity             Bond              Equities
                                                  Fund             Portfolio           Portfolio
                                                 (Class 2)          (Class B)          (Class B)
                                                ----------         ----------          ---------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)               $   (1,570)        $     (706)         $    (889)
     Net realized gains (losses) from
         securities transactions                       101                141                 32
     Change in net unrealized appreciation
       (depreciation) of investments                13,901              1,101              6,671
                                                ----------         ----------          ---------
       Increase (decrease) in net assets
         from operations                            12,432                536              5,814
                                                ----------         ----------          ---------
From Capital transactions:
     Net proceeds from units sold                   74,647             59,571             89,322
     Cost of units redeemed                         (1,722)            (1,235)              (596)
     Annuity benefit payments                            0                  0                  0
     Net transfers                                 110,425              4,178              4,713
     Contract maintenance charge                        (6)               (40)               (50)
                                                ----------         ----------          ---------
       Increase (decrease) in net assets
         from capital transactions                 183,344             62,474             93,389
                                                ----------         ----------          ---------

Increase (decrease) in net assets                  195,776             63,010             99,203
Net assets at beginning of period                   60,560             29,576             28,206
                                                ----------         ----------          ---------
Net assets at end of period                     $  256,336         $   92,586          $ 127,409
                                                ==========         ==========          =========

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
     Units sold                                          0                694              3,428
     Units redeemed                                      0                (81)               (22)
     Units transferred                                   0                254                474
                                                ----------         ----------          ---------
Increase (decrease) in units outstanding                 0                867              3,880
Beginning units                                          0              1,542              2,619
                                                ----------         ----------          ---------
Ending units                                             0              2,409              6,499
                                                ==========         ==========          =========
Contracts With Total Expenses of 1.55%:
     Units sold                                      2,975                  0                  0
     Units redeemed                                   (160)                 0                  0
     Units transferred                               8,655                  0                  0
                                                ----------         ----------          ---------
Increase (decrease) in units outstanding            11,470                  0                  0
Beginning units                                      4,228                  0                  0
                                                ----------         ----------          ---------
Ending units                                        15,698                  0                  0
                                                ==========         ==========          =========
Contracts With Total Expenses of 1.70%:
     Units sold                                      3,768                  0                  0
     Units redeemed                                      0                  0                  0
     Units transferred                               1,967                  0                  0
                                                ----------         ----------          ---------
Increase (decrease) in units outstanding             5,735                  0                  0
Beginning units                                      1,560                  0                  0
                                                ----------         ----------          ---------
Ending units                                         7,295                  0                  0
                                                ==========         ==========          =========
Contracts With Total Expenses of 1.72%:
     Units sold                                          0              3,459              4,825
     Units redeemed                                      0                 (8)               (40)
     Units transferred                                   0                 39                (15)
                                                ----------         ----------          ---------
Increase (decrease) in units outstanding                 0              3,490              4,770
Beginning units                                          0                513                113
                                                ----------         ----------          ---------
Ending units                                             0              4,003              4,883
                                                ==========         ==========          =========

                See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2004

                                                                                                                        Government
                                          Global                          Growth          Asset          Capital           and
                                          Growth          Growth          Income        Allocation     Appreciation    Quality Bond
                                           Fund            Fund            Fund          Portfolio       Portfolio      Portfolio
                                       (Class 2) (1)     (Class 2)     (Class 2) (2)     (Class 1)       (Class 1)      (Class 1)
                                       -------------   -------------   -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)      $    (11,389)   $    (18,987)   $     (5,917)   $    160,481    $   (429,265)   $    838,796

     Net realized gains (losses)              5,015          14,922           5,850         (13,682)       (529,431)         20,752
     Change in net unrealized
      appreciation (depreciation)
      of investments                        183,728         257,825         377,238         950,312       2,944,112        (354,983)
                                       ------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
       assets from operations               177,354         253,760         377,171       1,097,111       1,985,416         504,565
                                       ------------   -------------   -------------   -------------   -------------   -------------

From capital transactions:
     Net proceeds from units sold         1,233,748       1,578,685       3,347,135         436,633          82,879         138,044
     Cost of units redeemed                 (42,652)        (30,481)        (52,078)     (1,781,234)     (3,524,487)     (3,521,272)
     Annuity benefit payments                     0               0               0         (13,635)         (7,801)        (11,571)
     Net transfers                          451,718         522,834       1,248,338         184,809        (405,788)     (4,241,018)
     Contract maintenance charge                (66)            (60)           (171)         (4,350)         (9,441)         (6,169)
                                       ------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
      assets from capital transactions    1,642,748       2,070,978       4,543,224      (1,177,777)     (3,864,638)     (7,641,986)
                                       ------------   -------------   -------------   -------------   -------------   -------------

Increase (decrease) in net assets         1,820,102       2,324,738       4,920,395         (80,666)     (1,879,222)     (7,137,421)
Net assets at beginning of period           301,244         728,191       1,055,867      13,303,464      29,987,101      30,937,469
                                       ------------   -------------   -------------   -------------   -------------   -------------
Net assets at end of period            $  2,121,346    $  3,052,929    $  5,976,262    $ 13,222,798    $ 28,107,879    $ 23,800,048
                                       ============   =============   =============   =============   =============   =============

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts With Total Expenses of
1.52%:
     Units sold                              73,102          72,923         193,065          20,601           2,452           8,201
     Units redeemed                          (2,333)         (1,489)         (3,162)        (84,794)       (103,803)       (210,180)
     Units transferred                       29,713          36,525          85,856           8,918         (12,693)       (252,233)
                                       ------------   -------------   -------------   -------------   -------------   -------------
Increase (decrease) in units
outstanding                                 100,482         107,959         275,759         (55,275)       (114,044)       (454,212)
Beginning units                              20,647          49,364          74,372         647,540         892,518       1,856,493
                                       ------------   -------------   -------------   -------------   -------------   -------------
Ending units                                121,129         157,323         350,131         592,265         778,474       1,402,281
                                       ============   =============   =============   =============   =============   =============
Contracts With Total Expenses of
1.55%:
     Units sold                                   0               0               0               0               0               0
     Units redeemed                               0               0               0               0               0               0
     Units transferred                            0               0               0               0               0               0
                                       ------------   -------------   -------------   -------------   -------------   -------------
Increase (decrease) in units
outstanding                                       0               0               0               0               0               0
Beginning units                                   0               0               0               0               0               0
                                       ------------   -------------   -------------   -------------   -------------   -------------
Ending units                                      0               0               0               0               0               0
                                       ============   =============   =============   =============   =============   =============
Contracts With Total Expenses of
1.70%:
     Units sold                                   0               0               0               0               0               0
     Units redeemed                               0               0               0               0               0               0
     Units transferred                            0               0               0               0               0               0
                                       ------------   -------------   -------------   -------------   -------------   -------------
Increase (decrease) in units
outstanding                                       0               0               0               0               0               0
Beginning units                                   0               0               0               0               0               0
                                       ------------   -------------   -------------   -------------   -------------   -------------
Ending units                                      0               0               0               0               0               0
                                       ============   =============   =============   =============   =============   =============
Contracts With Total Expenses of
1.72%:
     Units sold                               9,001          32,541          37,005               0               0               0
     Units redeemed                            (472)           (496)           (407)              0               0               0
     Units transferred                          447          (1,672)            651               0               0               0
                                       ------------   -------------   -------------   -------------   -------------   -------------
Increase (decrease) in units
outstanding                                   8,976          30,373          37,249               0               0               0
Beginning units                                   0             284               0               0               0               0
                                       ------------   -------------   -------------   -------------   -------------   -------------
Ending units                                  8,976          30,657          37,249               0               0               0
                                       ============   =============   =============   =============   =============   =============

                                                                                                        Government
                                                          Natural         Asset            Capital         and
                                          Growth         Resources      Allocation     Appreciation    Quality Bond
                                         Portfolio       Portfolio       Portfolio       Portfolio       Portfolio
                                         (Class 1)       (Class 1)     (Class 3) (3)     (Class 3)     (Class 3) (2)
                                       -------------   -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)      $    (152,194)   $    (34,905)   $      6,653    $    (28,998)   $    171,862

     Net realized gains (losses)            (235,115)        423,917           1,020             887           1,476
     Change in net unrealized
     appreciation (depreciation)
     of investments                        1,765,803         581,295          35,758         259,643         (95,830)
                                       -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
       assets from operations              1,378,494         970,307          43,431         231,532          77,508
                                       -------------   -------------   -------------   -------------   -------------

From capital transactions:
     Net proceeds from units sold             61,404           8,805         370,248       2,250,297       4,070,110
     Cost of units redeemed               (1,752,536)       (436,642)            (20)        (51,153)       (134,178)
     Annuity benefit payments                 (3,735)              0               0               0               0
     Net transfers                           511,099         627,506         126,731         773,903       1,648,278
     Contract maintenance charge              (5,323)         (1,445)           (108)           (209)           (407)
                                       -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
     assets from capital transactions     (1,189,091)        198,224         496,851       2,972,838       5,583,803
                                       -------------   -------------   -------------   -------------   -------------

Increase (decrease) in net assets            189,403       1,168,531         540,282       3,204,370       5,661,311
Net assets at beginning of period         15,900,218       4,088,986         194,167         782,091       1,572,553
                                       -------------   -------------   -------------   -------------   -------------
Net assets at end of period            $  16,089,621    $  5,257,517    $    734,449    $  3,986,461    $  7,233,864
                                       =============   =============   =============   =============   =============

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts With Total Expenses of
1.52%:

     Units sold                                2,236             360          14,410          59,863         194,155
     Units redeemed                          (64,962)        (18,274)             (6)         (1,464)         (7,898)
     Units transferred                        19,134          25,978           6,056          20,137          94,553
                                       -------------   -------------   -------------   -------------   -------------
Increase (decrease) in units
outstanding                                  (43,592)          8,064          20,460          78,536         280,810
Beginning units                              595,677         183,781           9,508          23,014          94,786
                                       -------------   -------------   -------------   -------------   -------------
Ending units                                 552,085         191,845          29,968         101,550         375,596
                                       =============   =============   =============   =============   =============
Contracts With Total Expenses of
1.55%:
     Units sold                                    0               0               0               0               0
     Units redeemed                                0               0               0               0               0
     Units transferred                             0               0               0             695               0
                                       -------------   -------------   -------------   -------------   -------------
Increase (decrease) in units
outstanding                                        0               0               0             695               0
Beginning units                                    0               0               0             181               0
                                       -------------   -------------   -------------   -------------   -------------
Ending units                                       0               0               0             876               0
                                       =============   =============   =============   =============   =============
Contracts With Total Expenses of
1.70%:
     Units sold                                    0               0               0               0               0
     Units redeemed                                0               0               0               0               0
     Units transferred                             0               0               0             578               0
                                       -------------   -------------   -------------   -------------   -------------
Increase (decrease) in units
outstanding                                        0               0               0             578               0
Beginning units                                    0               0               0               4               0
                                       -------------   -------------   -------------   -------------   -------------
Ending units                                       0               0               0             582               0
                                       =============   =============   =============   =============   =============
Contracts With Total Expenses of
1.72%:
     Units sold                                    0               0           3,224           6,651          49,577
     Units redeemed                                0               0               0             (61)           (157)
     Units transferred                             0               0               0           1,193           4,415
                                       -------------   -------------   -------------   -------------   -------------
Increase (decrease) in units
outstanding                                        0               0           3,224           7,783          53,835
Beginning units                                    0               0               0             124               0
                                       -------------   -------------   -------------   -------------   -------------
Ending units                                       0               0           3,224           7,907          53,835
                                       =============   =============   =============   =============   =============

(1)   For the period from January 22, 2004 (Inception) to December 31, 2004

(2)   For the period from January 15, 2004 (Inception) to December 31, 2004

(3)   For the period from November 29, 2004 (Inception) to December 31, 2004

                See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2004
                                  (Continued)

                                                         Natural         Growth        Aggressive       Alliance        Blue Chip
                                         Growth         Resources      and Income        Growth          Growth          Growth
                                        Portfolio       Portfolio       Portfolio       Portfolio       Portfolio       Portfolio
                                      (Class 3) (2)     (Class 3)     (Class VC)(1)     (Class 1)       (Class 1)       (Class 1)
                                      -------------   -------------   -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)     $     (20,470)   $     (1,712)   $     (2,166)   $   (133,200)   $   (469,353)   $    (24,184)

     Net realized gains (losses)             15,246          14,005          24,019        (982,299)     (4,100,308)         12,942
     Change in net unrealized
     appreciation (depreciation)
     of investments                         272,470          39,021         124,785       2,330,076       6,690,199          77,059
                                      -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
       assets from operations               267,246          51,314         146,638       1,214,577       2,120,538          65,817
                                      -------------   -------------   -------------   -------------   -------------   -------------

From capital transactions:
     Net proceeds from units sold         2,265,632         212,073         632,095          54,593         202,265          48,180
     Cost of units redeemed                (104,590)         (1,993)        (63,880)     (1,437,741)     (4,931,974)       (145,818)
     Annuity benefit payments                     0               0               0          (2,967)        (62,012)              0
     Net transfers                          487,276          57,445         410,874         731,948      (1,569,541)        168,403
     Contract maintenance charge               (164)            (17)           (101)         (4,190)        (16,230)           (500)
                                      -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
     assets from capital
     transactions                         2,648,154         267,508         978,988        (658,357)     (6,377,492)         70,265
                                      -------------   -------------   -------------   -------------   -------------   -------------

Increase (decrease) in net assets         2,915,400         318,822       1,125,626         556,220      (4,256,954)        136,082
Net assets at beginning of period           701,219          58,928         597,903       8,912,662      42,054,276       1,742,197
                                      -------------   -------------   -------------   -------------   -------------   -------------
Net assets at end of period           $   3,616,619    $    377,750    $  1,723,529    $  9,468,882    $ 37,797,322    $  1,878,279
                                      =============   =============   =============   =============   =============   =============

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts With Total Expenses of
1.52%:
     Units sold                              75,369           8,479          51,291           4,095           7,394           8,367
     Units redeemed                          (3,896)             (9)         (5,956)       (110,208)       (186,891)        (25,341)
     Units transferred                       16,977           2,742          36,444          52,967         (58,174)         28,999
                                      -------------   -------------   -------------   -------------   -------------   -------------
Increase (decrease) in units
outstanding                                  88,450          11,212          81,779         (53,146)       (237,671)         12,025
Beginning units                              26,347           2,659          56,637         695,895       1,537,359         301,164
                                      -------------   -------------   -------------   -------------   -------------   -------------
Ending units                                114,797          13,871         138,416         642,749       1,299,688         313,189
                                      =============   =============   =============   =============   =============   =============
Contracts With Total Expenses of
1.55%:
     Units sold                                   0               0               0               0               0               0
     Units redeemed                               0               0               0               0               0               0
     Units transferred                            0               0               0               0               0               0
                                      -------------   -------------   -------------   -------------   -------------   -------------
Increase (decrease) in units
outstanding                                       0               0               0               0               0               0
Beginning units                                   0               0               0               0               0               0
                                      -------------   -------------   -------------   -------------   -------------   -------------
Ending units                                      0               0               0               0               0               0
                                      =============   =============   =============   =============   =============   =============
Contracts With Total Expenses of
1.70%:
     Units sold                                   0               0               0               0               0               0
     Units redeemed                               0               0               0               0               0               0
     Units transferred                            0               0               0               0               0               0
                                      -------------   -------------   -------------   -------------   -------------   -------------
Increase (decrease) in units
outstanding                                       0               0               0               0               0               0
Beginning units                                   0               0               0               0               0               0
                                      -------------   -------------   -------------   -------------   -------------   -------------
Ending units                                      0               0               0               0               0               0
                                      =============   =============   =============   =============   =============   =============
Contracts With Total Expenses of
1.72%:
     Units sold                               8,523              70           7,426               0               0               0
     Units redeemed                              (9)            (70)             (3)              0               0               0
     Units transferred                        1,497               0           1,376               0               0               0
                                      -------------   -------------   -------------   -------------   -------------   -------------
Increase (decrease) in units
outstanding                                  10,011               0           8,799               0               0               0
Beginning units                                   0               0               0               0               0               0
                                      -------------   -------------   -------------   -------------   -------------   -------------
Ending units                                 10,011               0           8,799               0               0               0
                                      =============   =============   =============   =============   =============   =============

                                                                         Davis                                         Federated
                                         Cash         Corporate         Venture        "Dogs" of       Emerging        American
                                      Management         Bond            Value        Wall Street       Markets         Leaders
                                       Portfolio       Portfolio       Portfolio       Portfolio       Portfolio       Portfolio
                                       (Class 1)       (Class 1)       (Class 1)       (Class 1)       (Class 1)       (Class 1)
                                     -------------   -------------   -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)    $     (87,718)  $     424,899    $   (355,686)   $     24,765    $    (22,211)   $    (10,837)

     Net realized gains (losses)          (207,784)        170,244       1,175,172         102,173         160,452         176,584
     Change in net unrealized
     appreciation (depreciation)
     of investments                        190,236          37,273       5,156,975         120,392         919,333         611,761
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
       assets from operations             (105,266)        632,416       5,976,461         247,330       1,057,574         777,508
                                     -------------   -------------   -------------   -------------   -------------   -------------

From capital transactions:
     Net proceeds from units sold          945,671         326,559         424,227           4,845          16,036         806,230
     Cost of units redeemed             (4,369,894)     (1,696,097)     (7,268,892)       (231,272)       (564,075)     (1,411,097)
     Annuity benefit payments               (3,914)         (4,190)       (112,638)         (1,166)         (3,323)         (8,346)
     Net transfers                       2,934,324      (1,064,010)      1,034,339         179,136         345,071          20,803
     Contract maintenance charge            (3,336)         (2,710)        (18,792)           (993)         (1,465)         (2,539)
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
     assets from capital
     transactions                         (497,149)     (2,440,448)     (5,941,756)        (49,450)       (207,756)       (594,949)
                                     -------------   -------------   -------------   -------------   -------------   -------------

Increase (decrease) in net assets         (602,415)     (1,808,032)         34,705         197,880         849,818         182,559
Net assets at beginning of period       11,320,723      13,926,798      54,337,751       3,120,684       4,910,961      10,224,045
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net assets at end of period          $  10,718,308    $ 12,118,766    $ 54,372,456    $  3,318,564    $  5,760,779    $ 10,406,604
                                     =============   =============   =============   =============   =============   =============

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts With Total Expenses of
1.52%:
     Units sold                             73,349          19,695          14,559             453           1,754          48,278
     Units redeemed                       (339,789)       (102,165)       (253,660)        (21,741)        (60,272)        (86,116)
     Units transferred                     225,668         (65,233)         36,942          16,806          34,692             640
                                     -------------   -------------   -------------   -------------   -------------   -------------
Increase (decrease) in units
outstanding                                (40,772)       (147,703)       (202,159)         (4,482)        (23,826)        (37,198)
Beginning units                            875,653         854,203       1,925,718         295,977         546,545         628,595
                                     -------------   -------------   -------------   -------------   -------------   -------------
Ending units                               834,881         706,500       1,723,559         291,495         522,719         591,397
                                     =============   =============   =============   =============   =============   =============
Contracts With Total Expenses of
1.55%:
     Units sold                                  0               0               0               0               0               0
     Units redeemed                              0               0               0               0               0               0
     Units transferred                           0               0               0               0               0               0
                                     -------------   -------------   -------------   -------------   -------------   -------------
Increase (decrease) in units
outstanding                                      0               0               0               0               0               0
Beginning units                                  0               0               0               0               0               0
                                     -------------   -------------   -------------   -------------   -------------   -------------
Ending units                                     0               0               0               0               0               0
                                     =============   =============   =============   =============   =============   =============
Contracts With Total Expenses of
1.70%:
     Units sold                                  0               0               0               0               0               0
     Units redeemed                              0               0               0               0               0               0
     Units transferred                           0               0               0               0               0               0
                                     -------------   -------------   -------------   -------------   -------------   -------------
Increase (decrease) in units
outstanding                                      0               0               0               0               0               0
Beginning units                                  0               0               0               0               0               0
                                     -------------   -------------   -------------   -------------   -------------   -------------
Ending units                                     0               0               0               0               0               0
                                     =============   =============   =============   =============   =============   =============
Contracts With Total Expenses of
1.72%:
     Units sold                                  0               0               0               0               0               0
     Units redeemed                              0               0               0               0               0               0
     Units transferred                           0               0               0               0               0               0
                                     -------------   -------------   -------------   -------------   -------------   -------------
Increase (decrease) in units
outstanding                                      0               0               0               0               0               0
Beginning units                                  0               0               0               0               0               0
                                     -------------   -------------   -------------   -------------   -------------   -------------
Ending units                                     0               0               0               0               0               0
                                     =============   =============   =============   =============   =============   =============

(1)   For the period from January 22, 2004 (Inception) to December 31, 2004

(2)   For the period from January 15, 2004 (Inception) to December 31, 2004

               See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2004
                                  (Continued)

                                                                         Goldman
                                          Global         Global           Sachs          Growth-          Growth        High-Yield
                                           Bond         Equities        Research         Income       Opportunities        Bond
                                        Portfolio       Portfolio       Portfolio       Portfolio       Portfolio       Portfolio
                                        (Class 1)       (Class 1)       (Class 1)       (Class 1)       (Class 1)       (Class 1)
                                      -------------   -------------   -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)     $     (60,993)   $    (70,701)   $    (11,348)   $   (293,241)   $    (18,075)   $    911,859

     Net realized gains (losses)             69,281        (743,978)          2,636        (570,443)        (20,490)        348,055
     Change in net unrealized
     appreciation (depreciation)
     of investments                          84,698       1,322,644          88,204       3,998,281          67,389         562,765
                                      -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
     assets from operations                  92,986         507,965          79,492       3,134,597          28,824       1,822,679
                                      -------------   -------------   -------------   -------------   -------------   -------------

From capital transactions:
     Net proceeds from units sold            63,283          43,119           1,926         116,789             894         695,475
     Cost of units redeemed                (364,753)       (953,632)        (26,104)     (4,243,747)       (257,161)     (2,066,476)
     Annuity benefit payments                (3,237)           (629)              0         (38,856)              0          (3,213)
     Net transfers                          (62,441)       (466,863)        136,880        (836,769)        605,116      (1,538,304)
     Contract maintenance charge               (885)         (2,314)           (203)        (13,167)           (310)         (2,935)
                                      -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
       assets from capital
       transactions                        (368,033)     (1,380,319)        112,499      (5,015,750)        348,539      (2,915,453)
                                      -------------   -------------   -------------   -------------   -------------   -------------

Increase (decrease) in net assets          (275,047)       (872,354)        191,991      (1,881,153)        377,363      (1,092,774)
Net assets at beginning of period         4,133,971       6,461,769         654,480      36,217,891         821,018      14,499,501
                                      -------------   -------------   -------------   -------------   -------------   -------------
Net assets at end of period           $   3,858,924    $  5,589,415    $    846,471    $ 34,336,738    $  1,198,381    $ 13,406,727
                                      =============   =============   =============   =============   =============   =============

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts With Total Expenses of
1.52%:
     Units sold                               3,773           2,667             296           4,377             193          45,339
     Units redeemed                         (21,869)        (60,200)         (4,031)       (163,846)        (55,875)       (131,935)
     Units transferred                       (3,799)        (30,983)         20,674         (32,783)        126,673        (107,252)
                                      -------------   -------------   -------------   -------------   -------------   -------------
Increase (decrease) in units
outstanding                                 (21,895)        (88,516)         16,939        (192,252)         70,991        (193,848)
Beginning units                             247,753         411,886         104,419       1,403,729         179,378         964,322
                                      -------------   -------------   -------------   -------------   -------------   -------------
Ending units                                225,858         323,370         121,358       1,211,477         250,369         770,474
                                      =============   =============   =============   =============   =============   =============
Contracts With Total Expenses of
1.55%:
     Units sold                                   0               0               0               0               0               0
     Units redeemed                               0               0               0               0               0               0
     Units transferred                            0               0               0               0               0               0
                                      -------------   -------------   -------------   -------------   -------------   -------------
Increase (decrease) in units
outstanding                                       0               0               0               0               0               0
Beginning units                                   0               0               0               0               0               0
                                      -------------   -------------   -------------   -------------   -------------   -------------
Ending units                                      0               0               0               0               0               0
                                      =============   =============   =============   =============   =============   =============
Contracts With Total Expenses of
1.70%:
     Units sold                                   0               0               0               0               0               0
     Units redeemed                               0               0               0               0               0               0
     Units transferred                            0               0               0               0               0               0
                                      -------------   -------------   -------------   -------------   -------------   -------------
Increase (decrease) in units
outstanding                                       0               0               0               0               0               0
Beginning units                                   0               0               0               0               0               0
                                      -------------   -------------   -------------   -------------   -------------   -------------
Ending units                                      0               0               0               0               0               0
                                      =============   =============   =============   =============   =============   =============
Contracts With Total Expenses of
1.72%:
     Units sold                                   0               0               0               0               0               0
     Units redeemed                               0               0               0               0               0               0
     Units transferred                            0               0               0               0               0               0
                                      -------------   -------------   -------------   -------------   -------------   -------------
Increase (decrease) in units
outstanding                                       0               0               0               0               0               0
Beginning units                                   0               0               0               0               0               0
                                      -------------   -------------   -------------   -------------   -------------   -------------
Ending units                                      0               0               0               0               0               0
                                      =============   =============   =============   =============   =============   =============

                                                                          MFS
                                      International   International   Massachusetts       MFS
                                       Diversified       Growth         Investors        Mid-Cap
                                         Equities       & Income          Trust          Growth
                                        Portfolio       Portfolio       Portfolio       Portfolio
                                        (Class 1)       (Class 1)       (Class 1)       (Class 1)
                                      -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)     $      28,269    $    (17,425)   $    (68,588)   $   (104,081)

     Net realized gains (losses)           (615,768)        100,364        (222,354)       (763,696)
     Change in net unrealized
     appreciation (depreciation)
     of investments                       1,463,657       1,416,549       1,223,244       1,633,262
                                      -------------   -------------   -------------   -------------
      Increase (decrease) in net
     assets from operations                 876,158       1,499,488         932,302         765,485
                                      -------------   -------------   -------------   -------------

From capital transactions:
     Net proceeds from units sold            14,735         354,578          50,197          71,829
     Cost of units redeemed                (878,320)     (1,088,115)       (661,058)       (635,662)
     Annuity benefit payments                (1,951)         (3,736)         (1,017)              0
     Net transfers                           98,514       1,569,234         227,390         107,710
     Contract maintenance charge             (2,171)         (2,462)         (3,248)         (2,839)
                                      -------------   -------------   -------------   -------------
      Increase (decrease) in net
       assets from capital
       transactions                        (769,193)        829,499        (387,736)       (458,962)
                                      -------------   -------------   -------------   -------------

Increase (decrease) in net assets           106,965       2,328,987         544,566         306,523
Net assets at beginning of period         6,917,952       7,036,138       9,674,428       6,820,057
                                      -------------   -------------   -------------   -------------
Net assets at end of period           $   7,024,917    $  9,365,125    $ 10,218,994    $  7,126,580
                                      =============   =============   =============   =============

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts With Total Expenses of
1.52%:
     Units sold                               1,560          29,658           2,711           7,195
     Units redeemed                         (93,635)        (91,874)        (36,849)        (64,741)
     Units transferred                        6,689         135,468          11,930           6,906
                                      -------------   -------------   -------------   -------------
Increase (decrease) in units
outstanding                                 (85,386)         73,252         (22,208)        (50,640)
Beginning units                             742,717         624,041         536,700         722,591
                                      -------------   -------------   -------------   -------------
Ending units                                657,331         697,293         514,492         671,951
                                      =============   =============   =============   =============
Contracts With Total Expenses of
1.55%:
     Units sold                                   0               0               0               0
     Units redeemed                               0               0               0               0
     Units transferred                            0               0               0               0
                                      -------------   -------------   -------------   -------------
Increase (decrease) in units
outstanding                                       0               0               0               0
Beginning units                                   0               0               0               0
                                      -------------   -------------   -------------   -------------
Ending units                                      0               0               0               0
                                      =============   =============   =============   =============
Contracts With Total Expenses of
1.70%:
     Units sold                                   0               0               0               0
     Units redeemed                               0               0               0               0
     Units transferred                            0               0               0               0
                                      -------------   -------------   -------------   -------------
Increase (decrease) in units
outstanding                                       0               0               0               0
Beginning units                                   0               0               0               0
                                      -------------   -------------   -------------   -------------
Ending units                                      0               0               0               0
                                      =============   =============   =============   =============
Contracts With Total Expenses of
1.72%:
     Units sold                                   0               0               0               0
     Units redeemed                               0               0               0               0
     Units transferred                            0               0               0               0
                                      -------------   -------------   -------------   -------------
Increase (decrease) in units
outstanding                                       0               0               0               0
Beginning units                                   0               0               0               0
                                      -------------   -------------   -------------   -------------
Ending units                                      0               0               0               0
                                      =============   =============   =============   =============

               See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2004
                                  (Continued)

                                                         Putnam
                                           MFS           Growth:          Real         SunAmerica                        Telecom
                                      Total Return       Voyager         Estate         Balanced       Technology        Utility
                                        Portfolio       Portfolio       Portfolio       Portfolio       Portfolio       Portfolio
                                        (Class 1)       (Class 1)       (Class 1)       (Class 1)       (Class 1)       (Class 1)
                                      -------------   -------------   -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)     $    (275,902)   $   (139,878)   $     57,960    $     (3,898)   $    (15,404)   $     68,310

     Net realized gains (losses)            240,004        (745,547)        397,464        (336,541)        (12,117)       (220,197)
     Change in net unrealized
     appreciation (depreciation)
     of investments                       1,948,834       1,192,045       1,037,189         977,162         (49,922)        460,134
                                      -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
       assets from operations             1,912,936         306,620       1,492,613         636,723         (77,443)        308,247
                                      -------------   -------------   -------------   -------------   -------------   -------------

From capital transactions:
     Net proceeds from units sold           749,048          31,796          18,161         142,462           5,738           4,290
     Cost of units redeemed              (1,963,697)       (889,566)       (587,973)     (1,419,198)        (59,311)       (243,314)
     Annuity benefit payments                (4,775)           (532)           (591)        (11,370)              0               0
     Net transfers                          910,858        (430,694)         25,950         (69,643)         55,086        (112,700)
     Contract maintenance charge             (6,268)         (5,283)         (1,858)         (5,608)           (293)           (966)
                                      -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
       assets from capital
       transactions                        (314,834)     (1,294,279)       (546,311)     (1,363,357)          1,220        (352,690)
                                      -------------   -------------   -------------   -------------   -------------   -------------

Increase (decrease) in net assets         1,598,102        (987,659)        946,302        (726,634)        (76,223)        (44,443)
Net assets at beginning of period        19,894,747      10,764,920       5,485,425      13,433,997       1,117,979       2,413,780
                                      -------------   -------------   -------------   -------------   -------------   -------------
Net assets at end of period           $  21,492,849    $  9,777,261    $  6,431,727    $ 12,707,363    $  1,041,756    $  2,369,337
                                      =============   =============   =============   =============   =============   =============

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts With Total Expenses of
1.52%:
     Units sold                              31,948           1,865             962           9,911           2,793             417
     Units redeemed                         (83,693)        (53,551)        (32,946)       (100,366)        (25,768)        (23,665)
     Units transferred                       39,065         (25,772)         (7,257)         (4,669)         10,205         (11,841)
                                      -------------   -------------   -------------   -------------   -------------   -------------
Increase (decrease) in units
outstanding                                 (12,680)        (77,458)        (39,241)        (95,124)        (12,770)        (35,089)
Beginning units                             868,964         637,107         340,288         944,344         437,111         238,977
                                      -------------   -------------   -------------   -------------   -------------   -------------
Ending units                                856,284         559,649         301,047         849,220         424,341         203,888
                                      =============   =============   =============   =============   =============   =============
Contracts With Total Expenses of
1.55%:
     Units sold                                   0               0               0               0               0               0
     Units redeemed                               0               0               0               0               0               0
     Units transferred                            0               0               0               0               0               0
                                      -------------   -------------   -------------   -------------   -------------   -------------
Increase (decrease) in units
outstanding                                       0               0               0               0               0               0
Beginning units                                   0               0               0               0               0               0
                                      -------------   -------------   -------------   -------------   -------------   -------------
Ending units                                      0               0               0               0               0               0
                                      =============   =============   =============   =============   =============   =============
Contracts With Total Expenses of
1.70%:
     Units sold                                   0               0               0               0               0               0
     Units redeemed                               0               0               0               0               0               0
     Units transferred                            0               0               0               0               0               0
                                      -------------   -------------   -------------   -------------   -------------   -------------
Increase (decrease) in units
outstanding                                       0               0               0               0               0               0
Beginning units                                   0               0               0               0               0               0
                                      -------------   -------------   -------------   -------------   -------------   -------------
Ending units                                      0               0               0               0               0               0
                                      =============   =============   =============   =============   =============   =============
Contracts With Total Expenses of
1.72%:
     Units sold                                   0               0               0               0               0               0
     Units redeemed                               0               0               0               0               0               0
     Units transferred                            0               0               0               0               0               0
                                      -------------   -------------   -------------   -------------   -------------   -------------
Increase (decrease) in units
outstanding                                       0               0               0               0               0               0
Beginning units                                   0               0               0               0               0               0
                                      -------------   -------------   -------------   -------------   -------------   -------------
Ending units                                      0               0               0               0               0               0
                                      =============   =============   =============   =============   =============   =============

                                       Worldwide       Aggressive      Alliance        Blue Chip         Cash
                                      High Income        Growth         Growth          Growth        Management
                                       Portfolio       Portfolio       Portfolio       Portfolio       Portfolio
                                       (Class 1)     (Class 3) (4)   (Class 3) (2)   (Class 3) (4)   (Class 3) (2)
                                     -------------   -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)    $     192,599    $     (1,950)   $    (22,830)   $     (5,885)   $    (12,037)

     Net realized gains (losses)           (75,899)             75           7,948            (186)           (674)
     Change in net unrealized
     appreciation (depreciation)
     of investments                        161,513          28,953         191,363          18,620             378
                                     -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
       assets from operations              278,213          27,078         176,481          12,549         (12,333)
                                     -------------   -------------   -------------   -------------   -------------

From capital transactions:
     Net proceeds from units sold          350,557         102,875       1,998,259         418,759       2,431,413
     Cost of units redeemed               (855,828)         (2,311)       (275,742)        (12,237)       (106,572)
     Annuity benefit payments                 (250)              0               0               0               0
     Net transfers                        (209,195)         80,044         358,393         (31,578)       (360,759)
     Contract maintenance charge            (1,462)             (8)           (162)            (69)           (126)
                                     -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
       assets from capital
       transactions                       (716,178)        180,600       2,080,748         374,875       1,963,956
                                     -------------   -------------   -------------   -------------   -------------

Increase (decrease) in net assets         (437,965)        207,678       2,257,229         387,424       1,951,623
Net assets at beginning of period        4,723,520          48,008         794,091         150,606         547,633
                                     -------------   -------------   -------------   -------------   -------------
Net assets at end of period          $   4,285,555    $    255,686    $  3,051,320    $    538,030    $  2,499,256
                                     =============   =============   =============   =============   =============

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts With Total Expenses of
1.52%:
     Units sold                             19,894           5,953          67,092          64,384         155,166
     Units redeemed                        (48,380)           (184)        (10,389)         (1,064)         (8,313)
     Units transferred                     (14,439)          6,103          11,166          (6,188)        (16,384)
                                     -------------   -------------   -------------   -------------   -------------
Increase (decrease) in units
outstanding                                (42,925)         11,872          67,869          57,132         130,469
Beginning units                            271,450           3,774          28,132          26,106          42,525
                                     -------------   -------------   -------------   -------------   -------------
Ending units                               228,525          15,646          96,001          83,238         172,994
                                     =============   =============   =============   =============   =============
Contracts With Total Expenses of
1.55%:
     Units sold                                  0               0               0               0               0
     Units redeemed                              0               0              (1)              0               0
     Units transferred                           0               0             183               0               0
                                     -------------   -------------   -------------   -------------   -------------
Increase (decrease) in units
outstanding                                      0               0             182               0               0
Beginning units                                  0               0             198               0               0
                                     -------------   -------------   -------------   -------------   -------------
Ending units                                     0               0             380               0               0
                                     =============   =============   =============   =============   =============
Contracts With Total Expenses of
1.70%:
     Units sold                                  0               0               0               0               0
     Units redeemed                              0               0               0               0               0
     Units transferred                           0               0              11               0               0
                                     -------------   -------------   -------------   -------------   -------------
Increase (decrease) in units
outstanding                                      0               0              11               0               0
Beginning units                                  0               0             955               0               0
                                     -------------   -------------   -------------   -------------   -------------
Ending units                                     0               0             966               0               0
                                     =============   =============   =============   =============   =============
Contracts With Total Expenses of
1.72%:
     Units sold                                  0           1,887           6,957           8,017          34,921
     Units redeemed                              0               0             (10)         (1,147)            (23)
     Units transferred                           0              (1)          1,834             137         (11,861)
                                     -------------   -------------   -------------   -------------   -------------
Increase (decrease) in units
outstanding                                      0           1,886           8,781           7,007          23,037
Beginning units                                  0               0               0               0               0
                                     -------------   -------------   -------------   -------------   -------------
Ending units                                     0           1,886           8,781           7,007          23,037
                                     =============   =============   =============   =============   =============

(2)   For the period from January 15, 2004 (Inception) to December 31, 2004

(4)   For the period from March 26, 2004 (Inception) to December 31, 2004

               See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2004
                                  (Continued)

                                                                                                      Federated
                                         Corporate         Davis        "Dogs" of       Emerging       American       Foreign
                                           Bond        Venture Value   Wall Street       Markets        Leaders        Value
                                         Portfolio       Portfolio      Portfolio       Portfolio      Portfolio      Portfolio
                                        Class 3) (5)     (Class 3)      (Class 3)     (Class 3)(4)   (Class 3)(5)   (Class 3)(2)
                                        ------------   -------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)       $     57,012    $   (19,493)    $     2,504    $      (625)   $       261    $     4,077

     Net realized gains (losses)               1,386         22,769           4,509          4,607          3,623         99,648
     Change in net unrealized
     appreciation (depreciation)
     of investments                            5,000        484,769          12,657         57,361         61,753        474,714
                                        ------------   -------------   ------------   ------------   ------------   ------------
      Increase (decrease) in net
       assets from operations                 63,398        488,045          19,670         61,343         65,637        578,439
                                        ------------   -------------   ------------   ------------   ------------   ------------

From capital transactions:
     Net proceeds from units sold          1,157,105      4,194,341          41,432        211,978        501,883      3,159,607
     Cost of units redeemed                  (21,078)      (296,824)         (7,696)       (11,626)        (9,175)       (88,302)
     Annuity benefit payments                     0              0               0              0              0              0
     Net transfers                           717,035        811,858          14,467         35,778        169,440        601,766
     Contract maintenance charge                 (66)          (310)            (72)           (21)           (22)          (258)
                                        ------------   -------------   ------------   ------------   ------------   ------------
      Increase (decrease) in net
     assets from capital transactions      1,852,996      4,709,065          48,131        236,109        662,126      3,672,813
                                        ------------   -------------   ------------   ------------   ------------   ------------

Increase (decrease) in net assets          1,916,394      5,197,110          67,801        297,452        727,763      4,251,252
Net assets at beginning of period            229,242      1,241,662         226,446         74,541        295,007        783,476
                                        ------------   -------------   ------------   ------------   ------------   ------------
Net assets at end of period             $  2,145,636    $ 6,438,772     $   294,247    $   371,993    $ 1,022,770    $ 5,034,728
                                        ============   =============   ============   ============   ============   ============

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts With Total Expenses of
1.52%:
     Units sold                               60,084        119,213           3,750         20,653         26,514        207,106
     Units redeemed                           (1,259)       (10,255)           (733)        (1,228)          (437)        (6,737)
     Units transferred                        42,702         26,243           1,435          3,750         10,127         46,437
                                        ------------   -------------   ------------   ------------   ------------   ------------
Increase (decrease) in units
outstanding                                  101,527        135,201           4,452         23,175         36,204        246,806
Beginning units                               14,174         44,089          21,567          8,343         18,228         62,862
                                        ------------   -------------   ------------   ------------   ------------   ------------
Ending units                                 115,701        179,290          26,019         31,518         54,432        309,668
                                        ============   =============   ============   ============   ============   ============
Contracts With Total Expenses of
1.55%:
     Units sold                                    0              0               0              0              0              0
     Units redeemed                                0              0               0              0              0              0
     Units transferred                             0              0               0              0              0              0
                                        ------------   -------------   ------------   ------------   ------------   ------------
Increase (decrease) in units
outstanding                                        0              0               0              0              0              0
Beginning units                                    0              0               0              0              0              0
                                        ------------   -------------   ------------   ------------   ------------   ------------
Ending units                                       0              0               0              0              0              0
                                        ============   =============   ============   ============   ============   ============
Contracts With Total Expenses of
1.70%:
     Units sold                                    0              0               0              0              0              0
     Units redeemed                                0              0               0              0              0              0
     Units transferred                             0              0               0              0              0              0
                                        ------------   -------------   ------------   ------------   ------------   ------------
Increase (decrease) in units
outstanding                                        0              0               0              0              0              0
Beginning units                                    0              0               0              0              0              0
                                        ------------   -------------   ------------   ------------   ------------   ------------
Ending units                                       0              0               0              0              0              0
                                        ============   =============   ============   ============   ============   ============
Contracts With Total Expenses of
1.72%:
     Units sold                                9,766         24,571               0          2,531          3,995         32,452
     Units redeemed                              (12)           (37)              0              0           (112)           (40)
     Units transferred                           958          1,827               0            (12)           236            531
                                        ------------   -------------   ------------   ------------   ------------   ------------
Increase (decrease) in units
outstanding                                   10,712         26,361               0          2,519          4,119         32,943
Beginning units                                    0            148               0              0              0              0
                                        ------------   -------------   ------------   ------------   ------------   ------------
Ending units                                  10,712         26,509               0          2,519          4,119         32,943
                                        ============   =============   ============   ============   ============   ============

                                                                       Goldman
                                          Global         Global         Sachs         Growth-        Growth
                                           Bond         Equities       Research        Income      Opportunities
                                         Portfolio      Portfolio      Portfolio      Portfolio     Portfolio
                                       (Class 3)(6)   (Class 3)(7)     (Class 3)    (Class 3)(7)    (Class 3)
                                       ------------   ------------   ------------   ------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)      $     (2,424)   $    (1,016)   $      (991)   $    (1,837)   $    (1,346)

     Net realized gains (losses)              5,182            413            499            165          1,048
     Change in net unrealized
     appreciation (depreciation)
     of investments                           2,781         17,889          7,546         37,358          3,649
                                       ------------   ------------   ------------   ------------   ------------
      Increase (decrease) in net
       assets from operations                 5,539         17,286          7,054         35,686          3,351
                                       ------------   ------------   ------------   ------------   ------------

From capital transactions:
     Net proceeds from units sold           164,377         99,767         31,757        152,284         48,740
     Cost of units redeemed                 (95,815)        (5,360)        (6,436)        (1,415)        (9,380)
     Annuity benefit payments                     0              0              0              0              0
     Net transfers                          (44,925)        74,537          2,035        187,664          9,055
     Contract maintenance charge                (17)           (22)           (11)           (22)           (18)
                                       ------------   ------------   ------------   ------------   ------------
      Increase (decrease) in net
     assets from capital transactions        23,620        168,922         27,345        338,511         48,397
                                       ------------   ------------   ------------   ------------   ------------

Increase (decrease) in net assets            29,159        186,208         34,399        374,197         51,748
Net assets at beginning of period           153,849         16,530         39,667         95,119         53,763
                                       ------------   ------------   ------------   ------------   ------------
Net assets at end of period            $    183,008    $   202,738    $    74,066    $   469,316    $   105,511
                                       ============   ============   ============   ============   ============

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Contracts With Total Expenses of
1.52%:
     Units sold                               9,373          5,416          4,760          5,616         10,525
     Units redeemed                          (5,659)          (327)          (735)           (55)        (2,043)
     Units transferred                       (2,673)         3,887            320          6,319          1,916
                                       ------------   ------------   ------------   ------------   ------------
Increase (decrease) in units
outstanding                                   1,041          8,976          4,345         11,880         10,398
Beginning units                               9,261            837          6,374          3,707         11,799
                                       ------------   ------------   ------------   ------------   ------------
Ending units                                 10,302          9,813         10,719         15,587         22,197
                                       ============   ============   ============   ============   ============
Contracts With Total Expenses of
1.55%:
     Units sold                                   0              0              0              0              0
     Units redeemed                               0              0              0              0              0
     Units transferred                            0              3              0              0              0
                                       ------------   ------------   ------------   ------------   ------------
Increase (decrease) in units
outstanding                                       0              3              0              0              0
Beginning units                                   0            173              0              0              0
                                       ------------   ------------   ------------   ------------   ------------
Ending units                                      0            176              0              0              0
                                       ============   ============   ============   ============   ============
Contracts With Total Expenses of
1.70%:
     Units sold                                   0            940              0              0              0
     Units redeemed                               0              0              0              0              0
     Units transferred                            0              1              0              0              0
                                       ------------   ------------   ------------   ------------   ------------
Increase (decrease) in units
outstanding                                       0            941              0              0              0
Beginning units                                   0             49              0              0              0
                                       ------------   ------------   ------------   ------------   ------------
Ending units                                      0            990              0              0              0
                                       ============   ============   ============   ============   ============
Contracts With Total Expenses of
1.72%:
     Units sold                                 485              0            270            180              0
     Units redeemed                               0             (1)          (270)            (2)             0
     Units transferred                            2            858              0            933              0
                                       ------------   ------------   ------------   ------------   ------------
Increase (decrease) in units
outstanding                                     487            857              0          1,111              0
Beginning units                                   0              0              0              0              0
                                       ------------   ------------   ------------   ------------   ------------
Ending units                                    487            857              0          1,111              0
                                       ============   ============   ============   ============   ============

(2)   For the period from January 15, 2004 (Inception) to December 31, 2004

(4)   For the period from March 26, 2004 (Inception) to December 31, 2004

(5)   For the period from April 13, 2004 (Inception) to December 31, 2004

(6)   For the period from December 28, 2004 (Inception) to December 31, 2004

(7)   For the period from August 12, 2004 (Inception) to December 31, 2004

               See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2004
                                   (Continued)

                                                                                                MFS
                                                   International  International             Massachusetts     MFS
                                      High-Yield    Diversified      Growth       Marsico     Investors     Mid-Cap     MFS Total
                                         Bond         Equities      & Income      Growth        Trust        Growth      Return
                                       Portfolio     Portfolio      Portfolio    Portfolio    Portfolio     Portfolio   Portfolio
                                     (Class 3)(8)  (Class 3)(1)   (Class 3)(2)   (Class 3)  (Class 3)(2)   (Class 3)   (Class 3)
                                     ------------  -------------  -------------  ---------  -------------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)        $     34,712  $      16,000  $        (310) $  (2,803) $      (4,310) $  (14,993) $  (15,372)

 Net realized gains (losses)                2,807          7,902          6,457        803          2,704       5,755       7,206
 Change in net unrealized
  appreciation (depreciation) of
  investments                              25,967        319,005        127,589     48,775        101,371     153,408     152,389
                                     ------------  -------------  -------------  ---------  -------------  ----------  ----------
  Increase (decrease) in net assets
   from operations                         63,486        342,907        133,736     46,775         99,765     144,170     144,223
                                     ------------  -------------  -------------  ---------  -------------  ----------  ----------
From capital transactions:
 Net proceeds from units sold             215,051      2,207,342        427,969    365,783        729,865     695,501   1,251,826
 Cost of units redeemed                   (29,736)       (59,733)       (12,219)    (6,257)       (21,762)    (53,365)     (5,335)
 Annuity benefit payments                       0              0              0          0              0           0           0
 Net transfers                            123,035        257,774        216,913     19,785        185,525     234,174     447,106
 Contract maintenance charge                  (84)          (182)           (29)       (41)           (83)       (137)       (155)
                                     ------------  -------------  -------------  ---------  -------------  ----------  ----------
  Increase (decrease) in net assets
   from capital transactions              308,266      2,405,201        632,634    379,270        893,545     876,173   1,693,442
                                     ------------  -------------  -------------  ---------  -------------  ----------  ----------

Increase (decrease) in net assets         371,752      2,748,108        766,370    426,045        993,310   1,020,343   1,837,665
Net assets at beginning of period         176,263        561,266        226,874     76,272        239,068     541,241     440,793
                                     ------------  -------------  -------------  ---------  -------------  ----------  ----------
Net assets at end of period          $    548,015  $   3,309,374  $     993,244  $ 502,317  $   1,232,378  $1,561,584  $2,278,458
                                     ============  =============  =============  =========  =============  ==========  ==========

ANALYSIS OF INCREASE (DECREASE)
 IN UNITS OUTSTANDING:
Contracts With Total Expenses
 of 1.52%:
 Units sold                                12,178        207,191         26,861     38,855         34,375      58,108      45,298
 Units redeemed                            (1,856)        (6,256)        (1,025)      (649)        (1,192)     (5,308)       (147)
 Units transferred                          5,519         26,141         18,326      2,127         10,157      21,353      18,617
                                     ------------  -------------  -------------  ---------  -------------  ----------  ----------
Increase (decrease) in units
 outstanding                               15,841        227,076         44,162     40,333         43,340      74,153      63,768
Beginning units                            11,768         60,439         20,248      8,026         13,304      57,208      19,152
                                     ------------  -------------  -------------  ---------  -------------  ----------  ----------
Ending units                               27,609        287,515         64,410     48,359         56,644     131,361      82,920
                                     ============  =============  =============  =========  =============  ==========  ==========
Contracts With Total Expenses
 of 1.55%:
 Units sold                                     0              0              0          0              0           0           0
 Units redeemed                                 0              0              0          0              0        (173)          0
 Units transferred                              0              0              0          0              0         531           0
                                     ------------  -------------  -------------  ---------  -------------  ----------  ----------
Increase (decrease) in units
 outstanding                                    0              0              0          0              0         358           0
Beginning units                                 0              0              0          0              0         252           0
                                     ------------  -------------  -------------  ---------  -------------  ----------  ----------
Ending units                                    0              0              0          0              0         610           0
                                     ============  =============  =============  =========  =============  ==========  ==========
Contracts With Total
 Expenses of 1.70%:
 Units sold                                     0              0              0          0              0       1,574           0
 Units redeemed                                 0              0              0          0              0           0           0
 Units transferred                              0              0              0          0              0       2,048           0
                                     ------------  -------------  -------------  ---------  -------------  ----------  ----------
Increase (decrease) in
 units outstanding                              0              0              0          0              0       3,622           0
Beginning units                                 0              0              0          0              0         165           0
                                     ------------  -------------  -------------  ---------  -------------  ----------  ----------
Ending units                                    0              0              0          0              0       3,787           0
                                     ============  =============  =============  =========  =============  ==========  ==========
Contracts With Total
 Expenses of 1.72%:
 Units sold                                 1,706         23,021          8,942          0          5,593      12,198       7,755
 Units redeemed                               (74)           (26)             0          0             (9)        (12)        (80)
 Units transferred                          2,485            950          1,323          0            197         443         654
                                     ------------  -------------  -------------  ---------  -------------  ----------  ----------
Increase (decrease) in
 units outstanding                          4,117         23,945         10,265          0          5,781      12,629       8,329
Beginning units                                 0              0              0          0              0           0         183
                                     ------------  -------------  -------------  ---------  -------------  ----------  ----------
Ending units                                4,117         23,945         10,265          0          5,781      12,629       8,512
                                     ============  =============  =============  =========  =============  ==========  ==========

                                      Putnam
                                      Growth:       Real      Small & Mid     SunAmerica
                                      Voyager      Estate      Cap Value       Balanced
                                     Portfolio    Portfolio    Portfolio      Portfolio
                                     (Class 3)  (Class 3)(9)  (Class 3)(1)  (Class 3)(10)
                                     ---------  ------------  ------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)         $ (1,274) $      6,478  $    (11,721) $         339

 Net realized gains (losses)             1,293        10,739        66,263            799
  Change in net unrealized
  appreciation (depreciation) of
  investments                           11,243        99,917       169,541         11,039
                                     ---------  ------------  ------------  -------------
  Increase (decrease) in net assets
   from operations                      11,262       117,134       224,083         12,177
                                     ---------  ------------  ------------  -------------
From capital transactions:
 Net proceeds from units sold          163,198       301,318     1,198,635        153,782
 Cost of units redeemed                   (772)       (4,432)      (44,263)       (19,012)
 Annuity benefit payments                    0             0             0              0
 Net transfers                           6,673       114,099       111,650         20,178
 Contract maintenance charge               (13)          (51)         (166)           (76)
                                     ---------  ------------  ------------  -------------
  Increase (decrease) in net assets
   from capital transactions           169,086       410,934     1,265,856        154,872
                                     ---------  ------------  ------------  -------------
Increase (decrease) in net assets      180,348       528,068     1,489,939        167,049
Net assets at beginning of period        5,832        85,564       564,741        118,608
                                     ---------  ------------  ------------  -------------
Net assets at end of period          $ 186,180  $    613,632  $  2,054,680  $     285,657
                                     =========  ============  ============  =============
ANALYSIS OF INCREASE (DECREASE)
 IN UNITS OUTSTANDING:
Contracts With Total Expenses
 of 1.52%:
 Units sold                              6,152        12,360        74,893          5,369
 Units redeemed                            (41)          (24)       (3,158)          (906)
 Units transferred                         421         6,823         7,709          1,427
                                     ---------  ------------  ------------  -------------
Increase (decrease) in units
 outstanding                             6,532        19,159        79,444          5,890
Beginning units                            347         5,331        41,560          8,383
                                     ---------  ------------  ------------  -------------
Ending units                             6,879        24,490       121,004         14,273
                                     =========  ============  ============  =============
Contracts With Total Expenses
 of 1.55%:
 Units sold                                  0             0             0              0
 Units redeemed                              0             0             0              0
 Units transferred                           0             0             0              0
                                     ---------  ------------  ------------  -------------
Increase (decrease) in units
 outstanding                                 0             0             0              0
Beginning units                              0             0             0              0
                                     ---------  ------------  ------------  -------------
Ending units                                 0             0             0              0
                                     =========  ============  ============  =============
Contracts With Total
 Expenses of 1.70%:
 Units sold                                  0             0             0              0
 Units redeemed                              0             0             0              0
 Units transferred                           0             0             0              0
                                     ---------  ------------  ------------  -------------
Increase (decrease) in
 units outstanding                           0             0             0              0
Beginning units                              0             0             0              0
                                     ---------  ------------  ------------  -------------
Ending units                                 0             0             0              0
                                     =========  ============  ============  =============
Contracts With Total
Expenses of 1.72%:
 Units sold                              3,899         4,578         9,099          5,470
 Units redeemed                             (6)         (196)           (8)          (471)
 Units transferred                           0            70           241              0
                                     ---------  ------------  ------------  -------------
Increase (decrease) in
 units outstanding                       3,893         4,452         9,332          4,999
Beginning units                              0             0             0              0
                                     ---------  ------------  ------------  -------------
Ending units                             3,893         4,452         9,332          4,999
                                     =========  ============  ============  =============

(1)  For the period from January 22, 2004 (Inception) to December 31, 2004

(2)  For the period from January 15, 2004 (Inception) to December 31, 2004

(8)  For the period from April 18, 2004 (Inception) to December 31, 2004

(9)  For the period from April 19, 2004 (Inception) to December 31, 2004

(10) For the period from April 1, 2004 (Inception) to December 31, 2004

                See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2004
                                   (Continued)

                                                 Telecom    Worldwide                Emerging    Growth and
                                    Technology   Utility   High Income   Comstock     Growth       Income       Balanced
                                    Portfolio   Portfolio   Portfolio   Portfolio   Portfolio     Portfolio    Portfolio
                                    (Class 3)   (Class 3)   (Class 3)   (Class II)  (Class II)  (Class II)(2)   (Class 2)
                                    ----------  ---------  -----------  ----------  ----------  -------------  ----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)       $   (2,262) $     442  $    13,727  $   (7,998) $   (2,808) $     (22,965) $    12,581

 Net realized gains (losses)               270        163           29       4,317        (106)         9,966       13,117
 Change in net unrealized
  appreciation (depreciation) of
  investments                             (831)     1,759        6,793     146,658      12,996        386,734      478,873
                                    ----------  ---------  -----------  ----------  ----------  -------------  -----------
  Increase (decrease) in net
   assets from operations               (2,823)     2,364       20,549     142,977      10,082        373,735      504,571
                                    ----------  ---------  -----------  ----------  ----------  -------------  -----------
From capital transactions:
 Net proceeds from units sold           70,864     17,590      156,570     620,387      80,840      2,612,907    3,156,874
 Cost of units redeemed                 (7,844)      (512)      (1,775)    (20,154)          0        (71,680)     (77,594)
 Annuity benefit payments                    0          0            0           0           0              0            0
 Net transfers                          25,962      6,696       37,993     398,449      65,204        517,219      904,376
 Contract maintenance charge               (36)        (7)         (13)        (74)         (4)          (202)        (929)
                                    ----------  ---------  -----------  ----------  ----------  -------------  -----------
  Increase (decrease) in net
   assets from capital transactions     88,946     23,767      192,775     998,608     146,040      3,058,244    3,982,727
                                    ----------  ---------  -----------  ----------  ----------  -------------  -----------

Increase (decrease) in net assets       86,123     26,131      213,324   1,141,585     156,122      3,431,979    4,487,298
Net assets at beginning of period      119,727     14,522       15,184     282,212      82,020        819,437    2,893,888
                                    ----------  ---------  -----------  ----------  ----------  -------------  -----------
Net assets at end of period         $  205,850  $  40,653  $   228,508  $1,423,797  $  238,142  $   4,251,416  $ 7,381,186
                                    ==========  =========  ===========  ==========  ==========  =============  ===========
ANALYSIS OF INCREASE (DECREASE)
 IN UNITS OUTSTANDING:
Contracts With Total
  Expenses of 1.52%:
 Unit Sold                              29,650      1,577        9,256      45,674       9,093        199,011           0
 Units redeemed                         (3,182)       (50)        (101)     (1,800)          0         (6,251)          0
 Units transferred                       8,625        550        2,225      32,891       7,402         44,979           0
                                    ----------  ---------  -----------  ----------  ----------  -------------  ----------
Increase (decrease) in units
 outstanding                            35,093      2,077       11,380      76,765      16,495        237,739           0
Beginning units                         38,061      1,443          875      26,003       9,368         74,112           0
                                    ----------  ---------  -----------  ----------  ----------  -------------  ----------
Ending units                            73,154      3,520       12,255     102,768      25,863        311,851           0
                                    ==========  =========  ===========  ==========  ==========  =============  ==========
Contracts With Total
 Expenses of 1.55%:
 Units sold                                  0          0            0           0           0              0     230,296
 Units redeemed                             (3)         0            0          (1)          0              0      (8,575)
 Units transferred                       2,348          0            0         139           0              0      71,499
                                    ----------  ---------  -----------  ----------  ----------  -------------  ----------
Increase (decrease) in
 units outstanding                       2,345          0            0         138           0              0     293,220
Beginning units                          8,930          0            0         440           0              0     263,974
                                    ----------  ---------  -----------  ----------  ----------  -------------  ----------
Ending units                            11,275          0            0         578           0              0     557,194
                                    ==========  =========  ===========  ==========  ==========  =============  ==========
Contracts With Total
 Expenses of 1.70%:
 Units sold                                  0          0            0       1,974           0              0     152,902
 Units redeemed                             (1)         0            0           0           0              0        (864)
 Units transferred                           1          0            0       1,894           0              0      37,575
                                    ----------  ---------  -----------  ----------  ----------  -------------  ----------
Increase (decrease) in
 units outstanding                           0          0            0       3,868           0              0     189,613

Beginning units                             58          0            0          29           0              0      91,028
                                    ----------  ---------  -----------  ----------  ----------  -------------  ----------
Ending units                                58          0            0       3,897           0              0     280,641
                                    ==========  =========  ===========  ==========  ==========  =============  ==========
Contracts With Total
 Expenses of 1.72%:
 Units sold                                  0          0            0       8,148           0         29,083           0
 Units redeemed                              0          0            0          (3)          0            (35)          0
 Units transferred                           0          0            0       1,469           0          1,309           0
                                    ----------  ---------  -----------  ----------  ----------  -------------  ----------
Increase (decrease) in
 units outstanding                           0          0            0       9,614           0         30,357           0
Beginning units                              0          0            0         396           0              0           0
                                    ----------  ---------  -----------  ----------  ----------  -------------  ----------
Ending units                                 0          0            0      10,010           0         30,357           0
                                    ==========  =========  ===========  ==========  ==========  =============  ==========

                                    Conservative  Conservative                  Flexible
                                       Balanced      Growth     Equity Income    Income
                                      Portfolio     Portfolio       Fund       Portfolio
                                      (Class 2)     (Class 2)     (Class 2)    (Class 2)
                                    ------------  ------------  -------------  ----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)       $        775  $     (4,922) $         169  $   16,498

 Net realized gains (losses)                 826        26,854          2,103       1,906
 Change in net unrealized
  appreciation (depreciation) of
  investments                             34,402       120,450         37,963      29,278
                                    ------------  ------------  -------------   ---------
  Increase (decrease) in net
   assets from operations                 36,003       142,382         40,235      47,682
                                    ------------  ------------  -------------   ---------
From capital transactions:
 Net proceeds from units sold            159,401       679,064         71,319     326,172
 Cost of units redeemed                  (29,814)     (123,154)        (6,824)    (50,899)
 Annuity benefit payments                      0             0              0           0
 Net transfers                           488,103       163,040        159,862     239,400
 Contract maintenance charge                 (76)         (216)           (41)       (283)
                                    ------------  ------------  -------------   ---------
  Increase (decrease) in net
  assets from capital transactions       617,614       718,734        224,316     514,390
                                    ------------  ------------  -------------   ---------

Increase (decrease) in net assets        653,617       861,116        264,551     562,072
Net assets at beginning of period        155,710     1,081,845        154,694     734,464
                                    ------------  ------------  -------------   ---------
Net assets at end of period         $    809,327  $  1,942,961  $     419,245  $1,296,536
                                    ============  ============  =============  ==========
ANALYSIS OF INCREASE (DECREASE)
 IN UNITS OUTSTANDING:
Contracts With Total
  Expenses of 1.52%:
 Unit Sold                                     0             0              0           0
 Units redeemed                                0             0              0           0
 Units transferred                             0             0              0           0
                                    ------------  ------------  -------------  ----------
Increase (decrease) in units
 outstanding                                   0             0              0           0
Beginning units                                0             0              0           0
                                    ------------  ------------  -------------  ----------
Ending units                                   0             0              0           0
                                    ============  ============  =============  ==========
Contracts With Total
 Expenses of 1.55%:
 Units sold                               25,375        16,110          5,364      24,306
 Units redeemed                           (4,365)      (13,878)          (915)     (6,863)
 Units transferred                        26,490         8,421         20,171      32,553
                                    ------------  ------------  -------------  ----------
Increase (decrease) in
 units outstanding                        47,500        10,653         24,620      49,996
Beginning units                           24,908       107,877         18,266      98,131
                                    ------------  ------------  -------------  ----------
Ending units                              72,408       118,530         42,886     148,127
                                    ============  ============  =============  ==========
Contracts With Total
Expenses of 1.70%:
 Units sold                                    0        62,178          4,492      19,398
 Units redeemed                             (431)         (727)             0           0
 Units transferred                        51,804        10,551             23           0
                                    ------------  ------------  -------------  ----------
Increase (decrease) in
 units outstanding                        51,373        72,002          4,515      19,398

Beginning units                              450        21,962          3,856       2,678
                                    ------------  ------------  -------------  ----------
Ending units                              51,823        93,964          8,371      22,076
                                    ============  ============  =============  ==========
Contracts With Total
 Expenses of 1.72%:
 Units sold                                    0             0              0           0
 Units redeemed                                0             0              0           0
 Units transferred                             0             0              0           0
                                    ------------  ------------  -------------  ----------
Increase (decrease) in
 units outstanding                             0             0              0           0
Beginning units                                0             0              0           0
                                    ------------  ------------  -------------  ----------
Ending units                                   0             0              0           0
                                    ============  ============  =============  ==========

(2) For the period from January 15, 2004 (Inception) to December 31, 2004

                See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2004
                                   (Continued)

                                                Growth               International     Mid       Money               Short Term
                                      Growth   & Income     Income      Growth      Cap Stock   Market       REIT      Income
                                       Fund      Fund        Fund        Fund         Fund       Fund        Fund       Fund
                                    (Class 2)  (Class 2)  (Class 2)    (Class 2)    (Class 2)  (Class 2)  (Class 2)  (Class 2)
                                    ---------  ---------  ---------  -------------  ---------  ---------  ---------  ----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)       $    (998) $    (316) $   7,127  $        (107) $    (618) $    (288) $     (39) $    2,011

 Net realized gains (losses)                9        383        242             (1)       759          0         62         (12)
 Change in net unrealized
 appreciation
  (depreciation) of investments         4,674      3,502      4,518          3,037      7,445          0      3,680      (1,911)
                                    ---------  ---------  ---------  -------------  ---------  ---------  ---------  ----------
  Increase (decrease) in net
  assets from operations                3,685      3,569     11,887          2,929      7,586       (288)     3,703          88
                                    ---------  ---------  ---------  -------------  ---------  ---------  ---------  ----------

From capital transactions:
 Net proceeds from units sold               0     21,058    115,604          2,492     14,134     20,185          0       7,839
 Cost of units redeemed                     0     (6,153)    (7,516)             0     (1,697)         0          0        (352)
 Annuity benefit payments                   0          0          0              0          0          0          0           0
 Net transfers                          1,269      8,296     11,557          3,494    108,811      9,494    141,671     123,895
 Contract maintenance charge               (7)       (17)       (30)            (4)       (22)        (1)        (6)        (43)
                                    ---------  ---------  ---------  -------------  ---------  ---------  ---------  ----------
  Increase (decrease) in net
  assets from capital transactions      1,262     23,184    119,615          5,982    121,226     29,678    141,665     131,339
                                    ---------  ---------  ---------  -------------  ---------  ---------  ---------  ----------

Increase (decrease) in net assets       4,947     26,753    131,502          8,911    128,812     29,390    145,368     131,427
Net assets at beginning of period      58,372     25,129    168,795         20,168     31,722        139        230      21,515
                                    ---------  ---------  ---------  -------------  ---------  ---------  ---------  ----------
Net assets at end of period         $  63,319  $  51,882  $ 300,297  $      29,079  $ 160,534  $  29,529  $ 145,598  $  152,942
                                    =========  =========  =========  =============  =========  =========  =========  ==========

ANALYSIS OF INCREASE (DECREASE)
 IN UNITS OUTSTANDING:
Contracts With Total
Expenses of 1.52%:
 Units sold                                 0          0          0              0          0          0          0           0
 Units redeemed                             0          0          0              0          0          0          0           0
 Units transferred                          0          0          0              0          0          0          0           0
                                    ---------  ---------  ---------  -------------  ---------  ---------  ---------  ----------
Increase (decrease)
in units outstanding                        0          0          0              0          0          0          0           0
Beginning units                             0          0          0              0          0          0          0           0
                                    ---------  ---------  ---------  -------------  ---------  ---------  ---------  ----------
Ending units                                0          0          0              0          0          0          0           0
                                    =========  =========  =========  =============  =========  =========  =========  ==========
Contracts With Total
Expenses of 1.55%:
 Units sold                                 0          0          0            500          0      3,554          0           0
 Units redeemed                            (1)    (1,033)      (646)             0       (222)         0          0          (7)
 Units transferred                        201      1,384      1,672            674     13,421      1,649      9,602      19,361
                                    ---------  ---------  ---------  -------------  ---------  ---------  ---------  ----------
Increase (decrease) in
units outstanding                         200        351      1,026          1,174     13,199      5,203      9,602      19,354
Beginning units                           654      4,093     17,501          3,988      4,300         13         10       3,342
                                    ---------  ---------  ---------  -------------  ---------  ---------  ---------  ----------
Ending units                              854      4,444     18,527          5,162     17,499      5,216      9,612      22,696
                                    =========  =========  =========  =============  =========  =========  =========  ==========
Contracts With Total
 Expenses of 1.70%:
 Units sold                                 0      3,647     17,579              0      1,901          0          0       1,210
 Units redeemed                             0          0       (473)             0          0          0          0         (55)
 Units transferred                          3         27         52              0          1          0          0           0
                                    ---------  ---------  ---------  -------------  ---------  ---------  ---------  ----------
Increase (decrease) in
units outstanding                           3      3,674     17,158              0      1,902          0          0       1,155
Beginning units                         8,866        236      7,813             28         18         12         10          16
                                    ---------  ---------  ---------  -------------  ---------  ---------  ---------  ----------
Ending units                            8,869      3,910     24,971             28      1,920         12         10       1,171
                                    =========  =========  =========  =============  =========  =========  =========  ==========
Contracts With Total
Expenses of 1.72%:
 Units sold                                 0          0          0              0          0          0          0           0
 Units redeemed                             0          0          0              0          0          0          0           0
 Units transferred                          0          0          0              0          0          0          0           0
                                    ---------  ---------  ---------  -------------  ---------  ---------  ---------  ----------
Increase (decrease) in
units outstanding                           0          0          0              0          0          0          0           0
Beginning units                             0          0          0              0          0          0          0           0
                                    ---------  ---------  ---------  -------------  ---------  ---------  ---------  ----------
Ending units                                0          0          0              0          0          0          0           0
                                    =========  =========  =========  =============  =========  =========  =========  ==========

                                       Small    Strategic       U.S.
                                    Cap Growth    Growth     Government
                                       Fund     Portfolio  Securities Fund
                                     (Class 2)  (Class 2)     (Class 2)
                                    ----------  ---------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)       $     (676) $  (3,197) $           747

 Net realized gains (losses)               (22)    15,962           (2,153)
 Change in net unrealized
 appreciation
  (depreciation) of investments          1,393     21,902            3,241
                                    ----------  ---------  ---------------
  Increase (decrease) in net
  assets from operations                   695     34,667            1,835
                                    ----------  ---------  ---------------

From capital transactions:
 Net proceeds from units sold            2,419     29,837                0
 Cost of units redeemed                      0    (52,952)          (3,000)
 Annuity benefit payments                    0          0                0
 Net transfers                          21,572     84,728          (97,609)
 Contract maintenance charge                (8)      (147)             (33)
                                    ----------  ---------  ---------------
  Increase (decrease) in net
  assets from capital transactions      23,983     61,466         (100,642)
                                    ----------  ---------  ---------------

Increase (decrease) in net assets       24,678     96,133          (98,807)
Net assets at beginning of period       24,423    231,464          148,541
                                    ----------  ---------  ---------------
Net assets at end of period         $   49,101  $ 327,597  $        49,734
                                    ==========  =========  ===============

ANALYSIS OF INCREASE (DECREASE)
 IN UNITS OUTSTANDING:
Contracts With Total
Expenses of 1.52%:
 Units sold                                  0          0                0
 Units redeemed                              0          0                0
 Units transferred                           0          0                0
                                    ----------  ---------  ---------------
Increase (decrease)
in units outstanding                         0          0                0
Beginning units                              0          0                0
                                    ----------  ---------  ---------------
Ending units                                 0          0                0
                                    ==========  =========  ===============
Contracts With Total
Expenses of 1.55%:
 Units sold                                372      3,155                0
 Units redeemed                             (1)    (5,801)            (483)
 Units transferred                       3,229      5,386              637
                                    ----------  ---------  ---------------
Increase (decrease) in
units outstanding                        3,600      2,740              154
Beginning units                          3,745     22,673            2,796
                                    ----------  ---------  ---------------
Ending units                             7,345     25,413            2,950
                                    ==========  =========  ===============
Contracts With Total
 Expenses of 1.70%:
 Units sold                                  0        150                0
 Units redeemed                              0         (2)               0
 Units transferred                          (1)     4,299          (16,175)
                                    ----------  ---------  ---------------
Increase (decrease) in
units outstanding                           (1)     4,447          (16,175)
Beginning units                             27      3,173           21,056
                                    ----------  ---------  ---------------
Ending units                                26      7,620            4,881
                                    ==========  =========  ===============
Contracts With Total
Expenses of 1.72%:
 Units sold                                  0          0                0
 Units redeemed                              0          0                0
 Units transferred                           0          0                0
                                    ----------  ---------  ---------------
Increase (decrease) in
units outstanding                            0          0                0
Beginning units                              0          0                0
                                    ----------  ---------  ---------------
Ending units                                 0          0                0
                                    ==========  =========  ===============

                See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2004
                                   (Continued)

                                                                                           Nations
                                                                              Nations      Marsico
                                                                West Coast   High Yield    Focused
                                                                  Equity        Bond      Equities
                                                                   Fund      Portfolio    Portfolio
                                                                 (Class 2)   (Class B)    (Class B)
                                                                ----------   ----------   ---------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)                                   $     (627)  $    1,711   $    (237)

 Net realized gains (losses)                                            26          911         217
 Change in net unrealized appreciation
  (depreciation) of investments                                      6,692         (628)      2,914
                                                                ----------   ----------   ---------
  Increase (decrease) in net assets from operations                  6,091        1,994       2,894
                                                                ----------   ----------   ---------

From capital transactions:
 Net proceeds from units sold                                       19,002       29,313      14,467
 Cost of units redeemed                                                  0          (44)     (1,903)
 Annuity benefit payments                                                0            0           0
 Net transfers                                                      22,695       (1,868)     12,565
 Contract maintenance charge                                            (5)         (35)        (31)
                                                                ----------   ----------   ---------
  Increase (decrease) in net assets from capital transactions       41,692       27,366      25,098
                                                                ----------   ----------   ---------

Increase (decrease) in net assets                                   47,783       29,360      27,992
Net assets at beginning of period                                   12,777          216         214
                                                                ----------   ----------   ---------
Net assets at end of period                                     $   60,560   $   29,576   $  28,206
                                                                ==========   ==========   =========

ANALYSIS OF INCREASE (DECREASE)
 IN UNITS OUTSTANDING:
Contracts With Total Expenses of 1.52%:
 Units sold                                                              0        1,682       1,282
 Units redeemed                                                          0           (4)         (5)
 Units transferred                                                       0         (144)      1,331
                                                                ----------   ----------   ---------
Increase (decrease) in units outstanding                                 0        1,534       2,608
Beginning units                                                          0            8          11
                                                                ----------   ----------   ---------
Ending units                                                             0        1,542       2,619
                                                                ==========   ==========   =========
Contracts With Total Expenses of 1.55%:
 Units sold                                                            538            0           0
 Units redeemed                                                          0            0           0
 Units transferred                                                   2,353            0           0
                                                                ----------   ----------   ---------
Increase (decrease) in units outstanding                             2,891            0           0
Beginning units                                                      1,337            0           0
                                                                ----------   ----------   ---------
Ending units                                                         4,228            0           0
                                                                ==========   ==========   =========
Contracts With Total Expenses of 1.70%:
 Units sold                                                          1,536            0           0
 Units redeemed                                                          0            0           0
 Units transferred                                                       7            0           0
                                                                ----------   ----------   ---------
Increase (decrease) in units outstanding                             1,543            0           0
Beginning units                                                         17            0           0
                                                                ----------   ----------   ---------
Ending units                                                         1,560            0           0
                                                                ==========   ==========   =========
Contracts With Total Expenses of 1.72%:
 Units sold                                                              0          492         295
 Units redeemed                                                          0           (2)       (187)
 Units transferred                                                       0           15          (6)
                                                                ----------   ----------   ---------
Increase (decrease) in units outstanding                                 0          505         102
Beginning units                                                          0            8          11
                                                                ----------   ----------   ---------
Ending units                                                             0          513         113
                                                                ==========   ==========   =========

                See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.    ORGANIZATION

      FS Variable Separate Account of First SunAmerica Life Insurance Company (the "Separate Account") is an investment account of First SunAmerica Life Insurance Company (the "Company"). The Company is a direct wholly owned subsidiary of SunAmerica Life Insurance Company, which is a subsidiary of AIG Retirement Services, Inc., the retirement services and asset management organization within American International Group, Inc. ("AIG"). AIG is a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement savings and asset management. The Separate Account is registered as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

      The Separate Account offers the following variable annuity products: FSA Polaris, FSA Advisor, FSA Polaris II, FSA WM Diversified Strategies III, and FSA Polaris Choice.

      The Separate Account contracts are sold through the Company's affiliated broker-dealers, independent broker-dealers, full-service securities firms and financial institutions. The distributor of these contracts is AIG SunAmerica Capital Services, Inc., an affiliate of the Company, except for FSA WM Diversified Strategies III, for which the distributor is WM Funds Distributor, Inc. No underwriting fees are paid in connection with the distribution of the contracts.

      The Separate Account is composed of a total of 91 variable portfolios of different classes (the "Variable Accounts"). Each of the Variable Accounts is invested solely in the shares of one of the following: (1) the three currently available Class 2 investment portfolios of American Funds Insurance Series (the "American Series"), (2) the ten currently available Class 1 and Class 3 investment portfolios of the Anchor Series Trust (the "Anchor Trust"), (3) the currently available Class VC investment portfolio of the Lord Abbett Series Fund, Inc. (the "Lord Abbett Fund"), (4) the fifty-five currently available Class 1 and Class 3 investment portfolios of the SunAmerica Series Trust (the "SunAmerica Trust"), (5) the three currently available Class II investment portfolios of Van Kampen Life Investment Trust (the "Van Kampen Trust"), (6) the seventeen currently available Class 2 investment portfolios of the WM Variable Trust (the "WM Trust"), or (7) the two currently available Class B investment portfolios of the Nations Separate Account Trust (the "Nations Trust"). The primary difference between the classes of the Variable Accounts is that the Class 3 shares in the Anchor Trust and the SunAmerica Trust, the Class 2 shares in the American Series and the WM Trust, the Class II shares in the Van Kampen Trust, and the Class B shares in the Nations Trust are subject to 12b-1 fees of 0.25%, of each classes' average daily net assets, while the Class 1 shares are not subject to 12b-1 fees. The Class VC share of the Lord Abbett Fund is not subject to 12b-1 fees.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.    ORGANIZATION (continued)

      The American Series, the Anchor Trust, the Lord Abbett Fund, the SunAmerica Trust, the Van Kampen Trust, the WM Trust, and the Nations Trust (collectively referred to as the "Trusts") are diversified, open-ended investment companies, which retain investment advisers to assist in their investment activities. The Anchor and SunAmerica Trusts are affiliated investment companies. Participants may elect to have payments allocated to one of the offered guaranteed-interest funds of the Company (the "General Account"), which are not a part of the Separate Account. The financial statements include balances allocated by participants to the Variable Accounts and do not include balances allocated to the General Account.

      Prior to May 1, 2004 the Small Cap Growth Fund was named Small Cap Stock Fund.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      INVESTMENT ACCOUNTING AND VALUATION: The investments are stated at the net asset value of each of the portfolios of the Trusts as determined at the close of the business day. Purchases and sales of shares of the portfolios are valued at the net asset values of such portfolios, which value their investment securities at fair value, on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded on the ex-distribution date. Realized gains and losses on the sale of investments in the Trusts are recognized at the date of sale and are determined on an average cost basis. Accumulation unit values are computed daily based on total net assets of the portfolios.

      FEDERAL INCOME TAXES: The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.

      USE OF ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      RESERVES FOR CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD: For contract owners who select a variable payout option, reserves are initially established based on estimated mortality (where applicable) and other assumptions, including provisions for the risk of adverse deviation from assumptions. An assumed interest rate of 3.5% is used in determining annuity payments.

      At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, the Company makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to the Company.

      Annuity reserves are calculated according to the 1983(a) Individual Mortality Table and the Annuity 2000 Mortality Table depending on the calendar year of annuitization.

3.    CHARGES AND DEDUCTIONS

      Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

      WITHDRAWAL CHARGE: Each contract provides that in the event that a contract holder withdraws all or a portion of the contract value during the surrender charge period, withdrawal charges may be assessed on the excess of the free withdrawal amounts as defined in the contract. The withdrawal charges are based on tables of charges applicable to the contracts, with a maximum charge of 9% of any amount withdrawn that exceeds the free withdrawal amount, and are recorded as redemptions in the accompanying Statement of Changes in Net Assets. There are no withdrawal charges under the FSA Advisor contract.

      CONTRACT MAINTENANCE CHARGE: An annual contract maintenance fee of $30 is charged against certain contracts, which reimburses the Company for expenses incurred in establishing and maintaining records relating to the contract. The contract maintenance charge is assessed on each anniversary during the accumulation phase. In the event that a total surrender of contract value is made, the entire charge is assessed as of the date of surrender, and deducted from that withdrawal. The contract maintenance charge is recorded in the accompanying Statement of Changes in Net Assets. There are no contract maintenance charges under the FSA Advisor contract.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

3.    CHARGES AND DEDUCTIONS (Continued)

      MORTALITY AND EXPENSE RISK CHARGE: The Company deducts mortality and expense risk charges, computed on a daily basis as a percentage of the net asset value. The total annual rate of the net asset value of each portfolio, depending on the benefit options elected for each product, is as follows: FSA Polaris 1.37%, FSA Advisor 1.37%, FSA Polaris II 1.37%, FSA WM Diversified Strategies III 1.40% or 1.55% and FSA Polaris Choice 1.37% or 1.57%. The mortality risk charge is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant and to provide the standard death benefit. The expense risk charge is compensation for assuming the risk that the current contract administration charges will be insufficient in the future to cover the cost of administering the contract.

      DISTRIBUTION EXPENSE CHARGE: The Company deducts a distribution expense charge at an annual rate of 0.15% of the net asset value of each portfolio, computed on a daily basis. This charge is for all expenses associated with the distribution of the contract. If this charge is not sufficient to cover the cost of distributing the contract, the Company will bear the loss.

      TRANSFER FEE: A transfer fee of $25 may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year and is recorded as a redemption in the accompanying Statement of Changes in Net Assets.

      MARKET LOCK AND INCOME REWARDS FEE: The optional Market Lock and Income Rewards features, offered in FSA Polaris II, FSA Polaris Choice and FSA WM Diversified Strategies III, provide a guaranteed withdrawal stream by locking in market gains during an applicable evaluation period. The annual fee for Market Lock is 0.65% and for Income Rewards is 0.65% in years 0-7 and 0.45% in years 8-10, of the Maximum Anniversary Value Benefit Base, deducted quarterly from the contract value and is recorded as a redemption in the accompanying Statement of Changes in Net Assets. The Maximum Anniversary Value Benefit Base is calculated as the greater of eligible purchase payments received during the first two years, adjusted for withdrawals or the maximum anniversary date contract value occurring in the first ten contract years, adjusted for withdrawals.

      SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

4.    PURCHASES AND SALES OF INVESTMENTS

      The aggregate cost of the Trusts' shares acquired and the aggregate proceeds from shares sold during the year ended December 31, 2005 consist of the following:

                                                         Cost of Shares   Proceeds from
Variable Accounts                                          Acquired        Shares Sold
------------------------------------------------------   --------------   -------------
AMERICAN SERIES:
Global Growth Fund (Class 2)                              $ 3,205,576     $   292,107
Growth Fund (Class 2)                                       2,980,770         291,476
Growth-Income Fund (Class 2)                                2,985,613         419,530

ANCHOR TRUST:
Asset Allocation Portfolio (Class 1)                      $   722,580     $ 2,629,433
Capital Appreciation Portfolio (Class 1)                    1,593,735       5,864,577
Government and Quality Bond Portfolio (Class 1)             4,058,131       5,806,516
Growth Portfolio (Class 1)                                  1,114,020       3,412,343
Natural Resources Portfolio (Class 1)                       1,814,998         864,032
Asset Allocation Portfolio (Class 3)                          350,293          21,285
Capital Appreciation Portfolio (Class 3)                    3,863,898         409,593
Government and Quality Bond Portfolio (Class 3)             5,806,918         652,596
Growth Portfolio (Class 3)                                  3,013,666         337,657
Natural Resources Portfolio (Class 3)                       1,080,310         101,767

LORD ABBETT FUND (Class VC):
Growth and Income Portfolio                               $ 1,263,078     $   106,487

SUNAMERICA TRUST:
Aggressive Growth Portfolio (Class 1)                     $   498,599     $ 2,095,120
Alliance Growth Portfolio (Class 1)                           919,334       8,020,207
Blue Chip Growth Portfolio (Class 1)                          164,243         339,590
Cash Management Portfolio (Class 1)                        10,105,435      10,953,821
Corporate Bond Portfolio (Class 1)                          1,121,682       2,357,753
Davis Venture Value Portfolio (Class 1)                     1,691,758       9,042,692
"Dogs" of Wall Street Portfolio (Class 1)                     335,493         777,646
Emerging Markets Portfolio (Class 1)                        1,225,313         943,373
Federated American Leaders Portfolio (Class 1)              1,027,464       3,208,799
Global Bond Portfolio (Class 1)                               706,088         601,070
Global Equities Portfolio (Class 1)                           790,482       1,093,758
Goldman Sachs Research Portfolio (Class 1)                     26,897         196,826
Growth-Income Portfolio (Class 1)                           1,722,339      10,217,690
Growth Opportunities Portfolio (Class 1)                        1,061         754,343
High-Yield Bond Portfolio (Class 1)                         6,939,557       8,693,616
International Diversified Equities Portfolio (Class 1)      1,625,351       1,742,080

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

4.    PURCHASES AND SALES OF INVESTMENTS (continued)

                                                         Cost of Shares   Proceeds from
Variable Accounts                                          Acquired        Shares Sold
------------------------------------------------------   --------------   -------------
SUNAMERICA TRUST (Continued):
International Growth and Income Portfolio (Class 1)       $ 1,714,143     $ 2,007,046
MFS Massachusetts Investors Trust Portfolio (Class 1)         850,234       1,743,781
MFS Mid-Cap Growth Portfolio (Class 1)                        910,324       1,871,816
MFS Total Return Portfolio (Class 1)                        3,077,505       3,648,310
Putnam Growth: Voyager Portfolio (Class 1)                    194,232       1,747,494
Real Estate Portfolio (Class 1)                             1,162,462       1,717,654
SunAmerica Balanced Portfolio (Class 1)                       559,344       3,123,235
Technology Portfolio (Class 1)                                176,255         453,348
Telecom Portfolio (Class 1)                                   181,580         470,649
Worldwide High Income Portfolio (Class 1)                     806,590       1,528,364
Aggressive Growth Portfolio (Class 3)                         680,660          15,871
Alliance Growth Portfolio (Class 3)                         2,324,900         580,944
Blue Chip Growth Portfolio (Class 3)                          145,194          70,952
Cash Management Portfolio (Class 3)                         1,768,154         589,695
Corporate Bond Portfolio (Class 3)                          2,504,878         183,862
Davis Venture Value Portfolio (Class 3)                     6,145,966         482,303
"Dogs" of Wall Street Portfolio (Class 3)                     305,515          53,247
Emerging Markets Portfolio (Class 3)                        1,368,736          92,622
Federated American Leaders Portfolio (Class 3)                733,556          91,660
Foreign Value Portfolio (Class 3)                           5,141,504         486,953
Global Bond Portfolio (Class 3)                               391,309          67,008
Global Equities Portfolio (Class 3)                           427,336          46,209
Goldman Sachs Research Portfolio (Class 3)                    140,284           4,114
Growth-Income Portfolio (Class 3)                             110,431          44,315
Growth Opportunities Portfolio (Class 3)                       78,716          27,371
High-Yield Bond Portfolio (Class 3)                           748,006         122,036
International Diversified Equities Portfolio (Class 3)      3,089,010         459,980
International Growth & Income Portfolio (Class 3)             387,984         257,961
Marsico Growth Portfolio (Class 3)                            266,154          45,028
MFS Massachusetts Investors Trust Portfolio (Class 3)         976,773         161,057
MFS Mid Cap Growth Portfolio (Class 3)                      1,603,629         120,350

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

4.    PURCHASES AND SALES OF INVESTMENTS (continued)

                                             Cost of Shares   Proceeds from
Variable Accounts                              Acquired        Shares Sold
------------------------------------------   --------------   -------------
SUNAMERICA TRUST (Continued):
MFS Total Return Portfolio (Class 3)          $2,653,375      $  125,193
Putnam Growth: Voyager Portfolio (Class 3)        33,738          33,865
Real Estate Portfolio (Class 3)                1,107,587         118,115
Small & Mid Cap Value Portfolio (Class 3)      2,970,330         163,799
SunAmerica Balanced Portfolio (Class 3)          171,525          37,183
Technology Portfolio (Class 3)                   242,114          48,496
Telecom Utility Portfolio (Class 3)               62,276          27,449
Worldwide High Income Portfolio (Class 3)        151,607          40,058

VAN KAMPEN TRUST (Class II):
Comstock Portfolio                            $1,610,131      $  110,790
Emerging Growth Portfolio                         94,559          16,581
Growth and Income Portfolio                    3,551,620         361,600

WM TRUST (Class 2):
Balance Portfolio                             $2,295,985      $  395,371
Conservative Balanced Portfolio                  750,158         251,350
Conservative Growth Portfolio                    318,955         286,396
Equity Income Fund                               456,222          68,141
Flexible Income Portfolio                      1,166,816         222,841
Growth Fund                                       24,647           1,430
Growth & Income Fund                              27,156          26,489
Income Fund                                      113,443          35,968
International Growth Fund                          2,611             793
Mid Cap Stock Fund                               389,605           7,271
Money Market Fund                                104,015          78,275
REIT Fund                                        203,361          60,188
Short Term Income Fund                            48,871         125,461
Small Cap Growth Fund                             25,626           1,178
Strategic Growth Portfolio                        87,150          89,348
U.S. Government Securities Fund                    2,091          13,265
West Coast Equity Fund                           185,371           3,597

NATIONS TRUST (Class B):
Nations High Yield Bond Portfolio             $   63,895      $    1,972
Nations Marsico Focused Equity Portfolio          94,480           1,980

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.      UNIT VALUES

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the periods ended December 31, 2005, 2004, 2003, 2002 and 2001, follows:

                             At December 31                                 For the Year Ended December 31
            -------------------------------------------------   ------------------------------------------------------
                               Unit Fair Value                   Expense Ratio   Investment         Total Return
                                 Lowest to         Net Assets       Lowest         Income            Lowest to
  Year        Units            Highest ($) (14)       ($)       to Highest (1)   Ratio (2)          Highest (3)
-------     ---------          -----------------   ----------   --------------   ----------   ------------------------
Global Growth Fund (Class 2)
   2005       304,618          18.21  to   18.32    5,572,840   1.52% to 1.72%    0.60%       12.13%      to     12.36%
   2004       130,105          16.24  to   16.31    2,121,346   1.52% to 1.72%    0.36%(17)    7.05%(17)  to     11.78%
   2003        20,647                      14.59      301,244            1.52%    0.32%                          33.25%
   2002             9                      10.95           95            1.52%    0.00%(4)                       -5.15%(4)
   2001             -                          -            -      -                 -                               -

Growth Fund (Class 2)
   2005       349,988          18.48  to   18.60    6,503,605   1.52% to 1.72%    0.80%       14.21%      to     14.44%
   2004       187,980          16.18  to   16.25    3,052,929   1.52% to 1.72%    0.26%       10.59%      to     10.81%
   2003        49,648          14.63  to   14.67      728,191   1.52% to 1.72%    0.18%        7.04%(5)   to     34.76%
   2002             8                      10.88           91            1.52%    0.00%(4)                       -9.52%(4)
   2001             -                          -            -      -                 -                               -

Growth Income Fund (Class 2)
   2005       551,512          15.98  to   16.09    8,865,765   1.52% to 1.72%    1.49%        4.03%      to      4.24%
   2004       387,380          15.36  to   15.43    5,976,262   1.52% to 1.72%    1.26%(15)    6.11%(15)  to      8.71%
   2003        74,372                      14.20    1,055,867            1.52%    1.59%                          30.44%
   2002             9                      10.88           94            1.52%    0.00%(4)                       -6.17%(4)
   2001             -                          -            -      -                 -                               -

Asset Allocation Portfolio (Class 1)
   2005       499,496                      23.08   11,529,434            1.52%    3.02%                           3.39%
   2004       592,265                      22.33   13,222,798            1.52%    2.72%                           8.67%
   2003       647,540                      20.55   13,303,464            1.52%    3.59%                          21.21%
   2002       715,214                      16.95   12,122,947            1.52%    3.43%                          -8.94%
   2001       912,870                      18.61   16,991,917            1.52%    3.31%                          -4.29%

Capital Appreciation Portfolio (Class 1)
   2005       669,723                      39.70   26,590,277            1.52%    0.30%                           9.96%
   2004       778,474                      36.11   28,107,879            1.52%    0.00%                           7.46%
   2003       892,518                      33.60   29,987,101            1.52%    0.00%                          30.26%
   2002     1,009,913                      25.79   26,050,264            1.52%    0.00%                         -23.83%
   2001     1,094,258                      33.86   37,056,371            1.52%    0.24%                         -13.91%

Government and Quality Bond Portfolio (Class 1)
   2005     1,268,280                      17.16   21,760,624            1.52%    3.82%                           1.09%
   2004     1,402,281                      16.97   23,800,048            1.52%    4.70%                           1.85%
   2003     1,856,493                      16.66   30,937,469            1.52%    3.78%                           0.97%
   2002     2,716,283                      16.50   44,829,134            1.52%    4.61%                           7.65%
   2001     1,470,891                      15.33   22,549,341            1.52%    4.46%                           5.31%

Growth Portfolio (Class 1)
   2005       458,975                      30.75   14,112,895            1.52%    0.87%                           5.51%
   2004       552,085                      29.14   16,089,621            1.52%    0.55%                           9.18%
   2003       595,677                      26.69   15,900,218            1.52%    0.55%                          27.96%
   2002       639,847                      20.86   13,347,034            1.52%    0.36%                         -23.34%
   2001       668,099                      27.21   18,178,363            1.52%    0.15%                         -14.40%

Natural Resources Portfolio (Class 1)
   2005       214,268                      39.44    8,449,994            1.52%    0.50%                          43.91%
   2004       191,845                      27.41    5,257,517            1.52%    0.73%                          23.16%
   2003       183,781                      22.25    4,088,986            1.52%    0.73%                          45.50%
   2002       211,766                      15.29    3,238,456            1.52%    0.91%                           6.75%
   2001       168,114                      14.33    2,408,347            1.52%    0.42%                          -2.58%

Asset Allocation Portfolio (Class 3)
   2005        47,448          22.70  to   22.83    1,082,724   1.52% to 1.72%    2.92%        2.93%      to      3.13%
   2004        33,192          22.06  to   22.13      734,449   1.52% to 1.72%    2.88%(21)    2.19%(21)  to      8.39%
   2003         9,508                      20.42      194,167            1.52%    6.27%                          20.93%
   2002             6                      16.89           99            1.52%    0.00%(4)                       -1.71%(4)
   2001             -                          -            -      -                 -                               -

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.    UNIT VALUES (continued)

                               At December 31                                     For the Year Ended December 31
            -----------------------------------------------------    ---------------------------------------------------------
                                  Unit Fair Value                    Expense Ratio    Investment         Total Return
                                     Lowest to         Net Assets       Lowest          Income             Lowest to
 Year           Units             Highest ($) (14)         ($)        to Highest (1)    Ratio (2)          Highest (3)
-------     --------------     ---------------------   ----------    --------------   ----------    --------------------------
Capital Appreciation Portfolio (Class 3)
   2005       209,725          39.19  to   39.43(12)    8,264,715    1.52% to 1.72%    0.09%          9.47%     to    9.69%(13)
   2004       110,915          35.80  to   35.95(12)    3,986,461    1.52% to 1.72%    0.00%          7.00%     to    7.20%(13)
   2003        23,323          33.46  to   33.53(12)      782,091    1.52% to 1.72%    0.00%          8.47%(5)  to   29.99%(13)
   2002             4                      25.79               93             1.52%    0.00%(4)                      -6.77%(4)
   2001             -                          -                -       -                 -                              -

Government and Quality Bond Portfolio (Class 3)
   2005       720,156          16.89  to   17.00       12,225,439    1.52% to 1.72%    3.90%          0.64%     to    0.84%
   2004       429,431          16.78  to   16.85        7,233,864    1.52% to 1.72%    5.47%(15)      0.21%(15) to    1.60%
   2003        94,786                      16.59        1,572,553             1.52%    3.94%                          0.71%
   2002             6                      16.47              102             1.52%    0.00%(4)                       1.78(4)
   2001             -                          -                -       -                 -                              -

Growth Portfolio (Class 3)
   2005       211,282          30.31  to   30.51        6,440,048    1.52% to 1.72%    0.71%          5.04%     to    5.25%
   2004       124,808          28.86  to   28.99        3,616,619    1.52% to 1.72%    0.38%(15)      6.87%(15) to    8.91%
   2003        26,347                      26.61          701,219             1.52%    0.38%                         27.66%
   2002             5                      20.85               95             1.52%    0.00%(4)                      -5.82%(4)
   2001             -                          -                -       -                 -                              -

Natural Resources Portfolio (Class 3)
   2005        41,266          38.78  to   39.09        1,608,771    1.52% to 1.72%    0.34%         43.27%     to   43.55%
   2004        13,871                      27.23          377,750             1.52%    0.60%                         22.88%
   2003         2,659                      22.16           58,928             1.52%    0.84%                         45.11%
   2002             7                      15.27              104             1.52%    0.00%(4)                       3.90%(4)
   2001             -                         -                -        -                -                               -

Growth and Income Portfolio (Class VC)
   2005       234,490          11.79  to   11.91        2,790,474    1.52% to 1.72%    1.18%          1.49%     to    1.69%
   2004       147,215          11.62  to   11.71        1,723,529    1.52% to 1.72%    1.24%(17)      8.60%(17) to   10.96%
   2003        56,637                      10.56          597,903             1.52%    1.28%                         29.05%
   2002            12                       8.18               95             1.52%    0.00%(4)                      -5.59%(4)
   2001             -                          -                -       -                 -                              -

Aggressive Growth Portfolio (Class 1)
   2005       544,544                      15.78        8,591,508             1.52%    0.00%                          7.10%
   2004       642,749                      14.73        9,468,882             1.52%    0.00%                         15.02%
   2003       695,895                      12.81        8,912,662             1.52%    0.00%                         26.52%
   2002       803,064                      10.12        8,129,261             1.52%    0.29%                        -25.83%
   2001       951,741                      13.65       12,989,561             1.52%    0.36%                        -32.71%

Alliance Growth Portfolio (Class 1)
   2005     1,069,885                      33.40       35,739,139             1.52%    0.38%                         14.86%
   2004     1,299,688                      29.08       37,797,322             1.52%    0.31%                          6.31%
   2003     1,537,359                      27.35       42,054,276             1.52%    0.26%                         23.91%
   2002     1,771,359                      22.08       39,103,613             1.52%    0.26%                        -32.33%
   2001     2,087,816                      32.62       68,106,499             1.52%    0.00%                        -15.29%

Blue Chip Growth Portfolio (Class 1)
   2005       286,791                      6.06         1,737,179             1.52%    0.59%                          1.00%
   2004       313,189                      6.00         1,878,279             1.52%    0.16%                          3.65%
   2003       301,164                      5.78         1,742,597             1.52%    0.19%                         24.11%
   2002       197,222                      4.66           919,545             1.52%    0.32%                        -30.35%
   2001        71,523                      6.69           479,064             1.52%    0.08%(7)                     -21.91%(7)

Cash Management Portfolio (Class 1)
   2005       774,741                      13.00       10,069,463             1.52%    0.92%                          1.24%
   2004       834,881                      12.84       10,718,308             1.52%    0.80%                         -0.70%
   2003       875,653                      12.93       11,320,723             1.52%    1.61%                         -0.85%
   2002     2,120,213                      13.04       27,666,979             1.52%    5.08%                         -0.16%
   2001     2,177,838                      13.06       28,446,701             1.52%    5.30%                          2.12%

Corporate Bond Portfolio (Class 1)
   2005       615,116                      17.22       10,590,606             1.52%    4.44%                          0.37%
   2004       706,500                      17.15       12,118,766             1.52%    4.89%                          5.21%
   2003       854,203                      16.30       13,926,798             1.52%    5.86%                         10.25%
   2002       769,655                      14.79       11,381,271             1.52%    6.85%                          5.84%
   2001       683,843                      13.97        9,554,776             1.52%    5.88%                          5.93%

Davis Venture Value Portfolio (Class 1)
   2005     1,505,818                      34.37       51,750,951             1.52%    0.99%                          8.94%
   2004     1,723,559                      31.55       54,372,456             1.52%    0.86%                         11.80%
   2003     1,925,718                      28.22       54,337,751             1.52%    0.86%                         31.11%
   2002     2,185,704                      21.52       47,039,545             1.52%    0.58%                        -18.00%
   2001     2,560,498                      26.25       67,198,485             1.52%    0.49%                        -12.67%

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.    UNIT VALUES (continued)

                               At December 31                                     For the Year Ended December 31
            -----------------------------------------------------    ---------------------------------------------------------
                                  Unit Fair Value                    Expense Ratio    Investment         Total Return
                                     Lowest to         Net Assets       Lowest          Income             Lowest to
  Year        Units              Highest ($) (14)         ($)        to Highest (1)    Ratio (2)          Highest (3)
--------    ---------          ---------------------   ----------    --------------   ----------    --------------------------
"Dogs" of Wall Street Portfolio (Class 1)
    2005      248,632                      10.91        2,711,597             1.52%    2.29%                         -4.20%
    2004      291,495                      11.38        3,318,564             1.52%    2.28%                          7.97%
    2003      295,977                      10.54        3,120,684             1.52%    2.76%                         18.21%
    2002      321,081                       8.92        2,863,752             1.52%    1.68%                         -7.97%
    2001      132,220                       9.69        1,281,335             1.52%    2.56%                          6.24%

Emerging Markets Portfolio (Class 1)
    2005      552,174                      14.89        8,223,841             1.52%    0.34%                         35.14%
    2004      522,719                      11.02        5,760,779             1.52%    1.08%                         22.63%
    2003      546,545                       8.99        4,906,961             1.52%    0.00%                         50.29%
    2002      560,976                       5.98        3,351,330             1.52%    0.20%                         -8.55%
    2001      803,581                       6.54        5,254,679             1.52%    0.28%                         -3.19%

Federated American Leaders Portfolio (Class 1)
    2005      466,182                      18.15        8,461,380             1.52%    1.47%                          3.09%
    2004      591,397                      17.60       10,406,604             1.52%    1.41%                          8.23%
    2003      628,595                      16.26       10,224,045             1.52%    1.58%                         25.65%
    2002      689,455                      12.94        8,924,710             1.52%    1.02%                        -20.98%
    2001      898,256                      16.38       14,715,514             1.52%    1.44%                         -3.81%

Global Bond Portfolio (Class 1)
    2005      227,066                      17.60        3,996,385             1.52%    3.14%                          3.01%
    2004      225,858                      17.09        3,858,924             1.52%    0.00%                          2.40%
    2003      247,753                      16.69        4,133,971             1.52%    0.00%                          1.99%
    2002      265,801                      16.36        4,348,421             1.52%    1.67%                          4.36%
    2001      299,802                      15.68        4,700,040             1.52%    8.66%                          3.43%

Global Equities Portfolio (Class 1)
    2005      309,442                      19.71        6,100,144             1.52%    0.28%                         14.04%
    2004      323,370                      17.28        5,589,415             1.52%    0.29%                         10.18%
    2003      411,886                      15.69        6,461,769             1.52%    0.26%                         24.62%
    2002      475,243                      12.59        5,982,669             1.52%    0.00%                        -27.95%
    2001      628,357                      17.47       10,978,735             1.52%    0.08%                        -19.31%

Goldman Sachs Research Portfolio (Class 1)
    2005       97,904                       7.12          697,009             1.52%    0.44%                          2.04%
    2004      121,358                       6.97          846,471             1.52%    0.00%                         11.31%
    2003      104,419                       6.27          654,480             1.52%    0.00%                         23.34%
    2002       95,735                       5.08          486,500             1.52%    0.00%                        -29.17%
    2001       42,830                       7.17          307,232             1.52%    0.00%(8)                     -26.32%(8)

Growth-Income Portfolio (Class 1)
    2005      919,440                      29.92       27,515,259             1.52%    0.54%                          5.58%
    2004    1,211,477                      28.34       34,336,738             1.52%    0.68%                          9.85%
    2003    1,403,729                      25.80       36,217,891             1.52%    1.00%                         23.75%
    2002    1,565,450                      20.85       32,639,759             1.52%    0.82%                        -22.34%
    2001    1,845,250                      26.85       49,539,951             1.52%    0.73%                        -17.18%

Growth Opportunities Portfolio (Class 1)
    2005       94,760                       5.07          480,912             1.52%    0.00%                          6.03%
    2004      250,369                       4.79        1,198,381             1.52%    0.00%                          4.57%
    2003      179,378                       4.58          821,018             1.52%    0.00%                         32.94%
    2002      145,691                       3.44          501,574             1.52%    0.00%                        -40.71%
    2001       93,154                       5.81          541,072             1.52%    0.02%(9)                     -34.23%(9)

High-Yield Bond Portfolio (Class 1)
    2005      620,626                      18.66       11,579,603             1.52%    9.09%                          7.23%
    2004      770,474                      17.40       13,406,727             1.52%    8.71%                         15.69%
    2003      964,322                      15.04       14,496,501             1.52%    7.53%                         29.58%
    2002      832,552                      11.61        9,657,821             1.52%   13.09%                         -7.23%
    2001      796,205                      12.51        9,956,246             1.52%   10.36%                         -5.78%

International Diversified Equities Portfolio (Class 1)
    2005      650,604                      11.98        7,791,843             1.52%    1.53%                         12.06%
    2004      657,331                      10.69        7,024,917             1.52%    1.92%                         14.73%
    2003      742,717                       9.31        6,917,952             1.52%    4.19%                         29.81%
    2002      792,414                       7.17        5,691,038             1.52%    0.00%                        -29.63%
    2001    1,106,719                      10.20       11,283,072             1.52%    0.00%                        -25.11%

International Growth & Income Portfolio (Class 1)
    2005      681,700                      15.12       10,305,980             1.52%    0.89%                         12.56%
    2004      697,293                      13.43        9,365,125             1.52%    1.29%                         19.04%
    2003      624,041                      11.28        7,036,138             1.52%    1.29%                         34.86%
    2002      701,797                       8.37        5,867,467             1.52%    0.33%                        -22.12%
    2001      848,603                      10.74        9,116,687             1.52%    0.29%                        -23.39%

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.    UNIT VALUES (continued)

                               At December 31                                     For the Year Ended December 31
            -----------------------------------------------------    ---------------------------------------------------------
                                  Unit Fair Value                    Expense Ratio    Investment           Total Return
                                     Lowest to         Net Assets       Lowest          Income              Lowest to
  Year        Units             Highest ($) (14)          ($)        to Highest (1)   Ratio (2)            Highest (3)
--------    --------           ---------------------   ----------    --------------   ----------    --------------------------
MFS Massachusetts Investors Trust Portfolio (Class 1)
    2005     473,467                       21.07        9,977,675             1.52%     0.79%                         6.10%
    2004     514,492                       19.86       10,218,994             1.52%     0.81%                        10.17%
    2003     536,700                       18.03        9,674,428             1.52%     0.85%                        20.64%
    2002     567,941                       14.94        8,484,530             1.52%     0.78%                       -22.18%
    2001     553,981                       19.20       10,634,558             1.52%     0.57%                       -17.31%

MFS Mid-Cap Growth Portfolio (Class 1)
    2005     588,780                       10.78        6,346,307             1.52%     0.00%                         1.63%
    2004     671,951                       10.61        7,126,580             1.52%     0.00%                        12.37%
    2003     722,591                        9.44        6,820,057             1.52%     0.00%                        35.17%
    2002     666,404                        6.98        4,653,371             1.52%     0.00%                       -47.97%
    2001     598,426                       13.42        8,030,752             1.52%     0.00%                       -23.78%

MFS Total Return Portfolio (Class 1)
    2005     790,163                       25.47       20,129,311             1.52%     2.13%                         1.49%
    2004     856,284                       25.10       21,492,849             1.52%     0.19%                         9.63%
    2003     868,964                       22.89       19,894,747             1.52%     4.31%                        15.10%
    2002     903,191                       19.89       17,966,421             1.52%     1.92%                        -6.28%
    2001     756,534                       21.22       16,056,706             1.52%     2.22%                        -0.97%

Putnam Growth: Voyager Portfolio (Class 1)
    2005     473,972                       18.25        8,650,232             1.52%     0.60%                         4.47%
    2004     559,649                       17.47        9,777,261             1.52%     0.13%                         3.42%
    2003     637,107                       16.90       10,764,920             1.52%     0.26%                        22.15%
    2002     707,074                       13.83        9,779,310             1.52%     0.17%                       -27.57%
    2001     888,249                       19.10       16,960,896             1.52%     0.00%                       -25.27%

Real Estate Portfolio (Class 1)
    2005     254,015                       23.84        6,055,622             1.52%     1.99%                        11.58%
    2004     301,047                       21.36        6,431,727             1.52%     2.56%                        32.53%
    2003     340,288                       16.12        5,485,425             1.52%     2.92%                        35.91%
    2002     304,254                       11.86        3,608,508             1.52%     2.68%                         4.60%
    2001     251,509                       11.34        2,851,593             1.52%     2.98%                         4.45%

SunAmerica Balanced Portfolio (Class 1)
    2005     668,675                       15.02       10,041,574             1.52%     2.39%                         0.36%
    2004     849,220                       14.96       12,707,363             1.52%     1.49%                         5.16%
    2003     944,344                       14.23       13,433,997             1.52%     2.27%                        13.38%
    2002   1,013,190                       12.55       12,707,426             1.52%     2.51%                       -16.45%
    2001   1,195,940                       15.02       17,955,100             1.52%     2.06%                       -14.45%

Technology Portfolio (Class 1)
    2005     311,559                        2.41          751,974             1.52%     0.00%                        -1.71%
    2004     424,341                        2.45        1,041,756             1.52%     0.00%                        -4.00%
    2003     437,111                        2.56        1,117,979             1.52%     0.00%                        48.49%
    2002     199,441                        1.72          343,634             1.52%     0.00%                       -50.12%
    2001     102,033                        3.45          352,288             1.52%     0.00%(10)                   -48.41%(10)

Telecom Utility Portfolio (Class 1)
    2005     174,618                       12.19        2,128,916             1.52%     4.13%                         4.91%
    2004     203,888                       11.62        2,369,337             1.52%     4.54%                        15.01%
    2003     238,977                       10.10        2,413,780             1.52%     6.08%                        16.98%
    2002     294,108                        8.64        2,539,689             1.52%     8.82%                       -24.92%
    2001     385,837                       11.50        4,437,756             1.52%     3.03%                       -15.02%

Worldwide High Income Portfolio (Class 1)
    2005     179,125                       19.82        3,550,350             1.52%     7.41%                         5.69%
    2004     228,525                       18.75        4,285,555             1.52%     6.03%                         7.77%
    2003     271,450                       17.40        4,723,520             1.52%     8.16%                        24.04%
    2002     308,909                       14.03        4,333,598             1.52%    12.11%                        -1.89%
    2001     374,063                       14.30        5,349,143             1.52%    11.13%                        -4.70%

Aggressive Growth Portfolio (Class 3)
    2005      61,576           15.45  to   15.59          956,442    1.52% to 1.72%     0.00%         6.61%     to    6.83%
    2004      17,532           14.49  to   14.59          255,686    1.52% to 1.72%     0.00%(16)    14.70%(16) to   14.74%
    2003       3,774                       12.72           48,008             1.52%     0.00%                        26.22%
    2002           9                       10.08               95             1.52%     0.00%(4)                     -5.28%(4)
    2001           -                           -                -                -         -                             -

Alliance Growth Portfolio (Class 3)
    2005     168,890           32.74  to   32.96(12)    5,560,552    1.52% to 1.72%     0.20%        14.35%     to   14.58%(13)
    2004     106,128           28.63  to   28.76(12)    3,051,320    1.52% to 1.72%     0.12%(15)     3.17%(15) to    6.06%
    2003      29,285           26.93  to   27.12(12)      794,091    1.52% to 1.70%     0.10%        23.62%     to   29.48%(6)(13)
    2002           4                       21.94               93             1.52%     0.00%(4)                     -7.72%(4)
    2001           -                           -                -                -         -                             -

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

                               At December 31                                     For the Year Ended December 31
            -----------------------------------------------------    ---------------------------------------------------------
                                  Unit Fair Value                    Expense Ratio    Investment           Total Return
                                     Lowest to         Net Assets        Lowest         Income               Lowest to
  Year       Units               Highest ($) (14)          ($)       to Highest (1)    Ratio (2)            Highest (3)
--------    --------           ---------------------   ----------    --------------   ----------     -------------------------
Blue Chip Growth Portfolio (Class 3)
    2005     104,205           5.96   to    6.01          625,794    1.52% to 1.72%     0.34%         0.54%     to    0.74%
    2004      90,245           5.93   to    5.96          538,030    1.52% to 1.72%     0.00%(16)     3.40%     to    5.09%(16)
    2003      26,106                        5.77          150,606             1.52%     0.00%                        23.82%
    2002          20                        4.66               93             1.52%     0.00%(4)                     -7.79%(4)
    2001           -                           -                -       -                  -                             -

Cash Management Portfolio (Class 3)
    2005     290,399           12.80  to   12.88        3,736,540    1.52% to 1.72%     0.68%         0.79%     to    0.99%
    2004     196,031           12.70  to   12.76        2,499,256    1.52% to 1.72%     0.67%(15)    -0.94%     to   -1.08%(15)
    2003      42,525                       12.88          547,633             1.52%     2.62%                        -1.08%
    2002          13                       13.02              167             1.52%     0.00%(4)                     -0.05%(4)
    2001           -                           -                -       -                  -                             -

Corporate Bond Portfolio (Class 3)
    2005     256,794           16.94  to   17.00        4,361,739    1.52% to 1.72%     4.90%        -0.08%     to    0.12%
    2004     126,413           16.95  to   16.97        2,145,636    1.52% to 1.72%     6.44%(18)     3.92%(18) to    4.95%
    2003      14,174                       16.17          229,242             1.52%     6.93%                         9.99%
    2002           7                       14.70              103             1.52%     0.00%(4)                      2.26%(4)
    2001           -                           -                -       -                  -                             -

Davis Venture Value Portfolio (Class 3)
    2005     384,255           33.80  to   34.02       13,056,828    1.52% to 1.72%     0.91%         8.46%     to    8.67%
    2004     205,799           31.17  to   31.30        6,438,772    1.52% to 1.72%     0.86%        11.31%     to   11.53%
    2003      44,237           28.00  to   28.07        1,241,662    1.52% to 1.72%     0.98%        12.82%(5)  to   30.80%
    2002           5                       21.46               97             1.52%     0.00%(4)                     -3.28%(4)
    2001           -                           -                -       -                  -                             -

"Dogs" of Wall Street Portfolio (Class 3)
    2005      48,766           10.73  to   10.81          526,764    1.52% to 1.72%     2.81%        -4.63%     to   -4.44%
    2004      26,019                       11.31          294,247             1.52%     2.46%                         7.71%
    2003      21,567                       10.50          226,446             1.52%     2.77%                        17.94%
    2002          11                        8.90               98             1.52%     0.00%(4)                     -2.99%(4)
    2001           -                           -                -       -                  -                             -

Emerging Markets Portfolio (Class 3)
    2005     134,903           14.62  to   14.74        1,979,457    1.52% to 1.72%     0.16%        34.53%     to   34.80%
    2004      34,037           10.87  to   10.93          371,993    1.52% to 1.72%     1.17%(16)    14.87%(16) to   22.39%
    2003       8,343                        8.93           74,541             1.52%     0.00%                        49.93%
    2002          16                        5.96               96             1.52%     0.00%(4)                     -4.09%(4)
    2001           -                           -                -       -                  -                             -

Federated American Leaders Portfolio (Class 3)
    2005      95,469           17.84  to   17.97        1,713,862    1.52% to 1.72%     1.51%         2.63%     to    2.84%
    2004      58,551           17.38  to   17.47        1,022,770    1.52% to 1.72%     1.48%(18)     6.22%(18) to    7.98%
    2003      18,228                       16.18          295,007             1.52%     1.85%                        25.34%
    2002           8                       12.91               97             1.52%     0.00%(4)                     -3.15%(4)
    2001           -                           -                -       -                  -                             -

Foreign Value Portfolio (Class 3)
    2005     662,267           15.81  to   15.92       10,525,402    1.52% to 1.72%     0.00%         8.06%     to    8.28%
    2004     342,611           14.63  to   14.70        5,034,728    1.52% to 1.72%     1.57%(15)    14.41%(15) to   17.96%
    2003      62,862                       12.46          783,476             1.52%     0.08%                        32.49%
    2002          10                        9.41               95             1.52%     0.00% (4)                    -5.55%(4)
    2001           -                           -                -       -                  -                             -

Global Bond Portfolio (Class 3)
    2005      29,033           17.27  to   17.44          505,879    1.52% to 1.72%     3.50%         2.55%     to    2.76%
    2004      10,789           16.84  to   16.97          183,008    1.52% to 1.72%     0.00%(19)    -0.34%(19) to    2.14%
    2003       9,261                       16.61          153,849             1.52%     0.00%                         1.76%
    2002           6                       16.32              102             1.52%     0.00%(4)                      1.73%(4)
    2001           -                           -                -       -                  -                             -

Global Equities Portfolio (Class 3)
    2005      33,331           19.37  to   19.49(12)      649,995    1.52% to 1.72%     0.08%        13.53%     to   13.76%(13)
    2004      11,836           17.06  to   17.13(12)      202,738    1.52% to 1.72%     0.15%(22)     9.91%     to   19.21%(22)(13)
    2003       1,059           15.58  to   15.66(12)       16,530    1.52% to 1.70%     0.13%        24.21%     to   32.45%(6)(13)
    2002           8                       12.55               96             1.52%     0.00%(4)                     -4.63%(4)
    2001           -                           -                -       -                  -                             -

Goldman Sachs Research Portfolio (Class 3)
    2005      30,873           6.99   to    7.03          217,096    1.52% to 1.72%     0.30%         1.58%     to    1.79%
    2004      10,719                        6.91           74,066             1.52%     0.00%                        11.03%
    2003       6,374                        6.22           39,667             1.52%     0.00%                        23.05%
    2002          19                        5.06               94             1.52%     0.00%(4)                     -6.13%(4)
    2001           -                           -                -       -                  -                             -

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.    UNIT VALUES (continued)

                               At December 31                                   For the Year Ended December 31
            -----------------------------------------------------    ---------------------------------------------------------
                                  Unit Fair Value                    Expense Ratio    Investment           Total Return
                                     Lowest to         Net Assets       Lowest          Income               Lowest to
  Year        Units              Highest ($) (14)         ($)        to Highest (1)    Ratio (2)            Highest (3)
--------    --------           ---------------------   ----------    --------------   ----------     -------------------------
Growth-Income Portfolio (Class 3)
    2005      19,199           29.39  to   29.61          568,321    1.52% to 1.72%     0.36%         5.11%     to    5.32%
    2004      16,698           27.96  to   28.12          469,316    1.52% to 1.72%     0.61%(22)     9.58%     to   15.88%(22)
    2003       3,707                       25.66           95,119             1.52%     1.21%                        23.43%
    2002           5                       20.79               96             1.52%     0.00%(4)                     -4.27%(4)
    2001           -                           -                -       -                  -                             -

Growth Opportunities Portfolio (Class 3)
    2005      33,007            4.99  to    5.03          165,901    1.52% to 1.72%     0.00%         5.55%     to    5.76%
    2004      22,197                        4.75          105,511             1.52%     0.00%                         4.31%
    2003      11,799                        4.56           53,763             1.52%     0.00%                        32.64%
    2002          26                        3.44               91             1.52%     0.00%(4)                     -9.56%(4)
    2001           -                           -                -       -                  -                             -

High-Yield Bond Portfolio (Class 3)
    2005      61,970           18.34  to   19.49        1,145,172    1.52% to 1.72%    11.33%         6.74%     to    6.96%
    2004      31,726           17.18  to   17.29          548,015    1.52% to 1.72%    10.52%(20)    13.06%(20) to   15.41%
    2003      11,768                       14.98          176,263             1.52%     7.34%                        29.27%
    2002           9                       11.59              101             1.52%     0.00%(4)                      0.45%(4)
    2001           -                           -                -       -                  -                             -

International Diversified Equities Portfolio (Class 3)
    2005     557,074           11.80  to   11.88        6,612,819    1.52% to 1.72%     1.51%        11.57%     to   11.79%
    2004     311,460           10.58  to   10.63        3,309,374    1.52% to 1.72%     2.35%(17)     9.98%(17) to   14.46%
    2003      60,439                        9.29          561,266             1.52%     6.55%                        29.52%
    2002          14                        7.17               99             1.52%     0.00%(4)                     -1.64%(4)
    2001           -                           -                -       -                  -                             -

International Growth and Income Portfolio (Class 3)
    2005      85,088           14.87  to   14.94        1,270,549    1.52% to 1.72%     0.70%        12.06%     to   12.29%
    2004      74,675           13.27  to   13.30          993,244    1.52% to 1.72%     1.38%(15)    15.47%(15) to   18.75%
    2003      20,248                       11.20          226,874             1.52%     2.24%                        34.51%
    2002          12                        8.33               98             1.52%     0.00%(4)                     -2.84%(4)
    2001           -                           -                -       -                  -                             -

Marsico Growth Portfolio (Class 3)
    2005      70,568                       11.30          797,304             1.52%     0.00%                         8.77%
    2004      48,359                       10.39          502,317             1.52%     0.00%                         9.31%
    2003       8,026                        9.50           76,272             1.52%     0.00%                        27.96%
    2002          13                        7.43               95             1.52%     0.00%(4)                     -5.19%(4)
    2001           -                           -                -       -                  -                             -

MFS Massachusetts Investors Trust Portfolio (Class 3)
    2005     104,310           20.77  to   20.90        2,177,911    1.52% to 1.72%     0.65%         5.62%     to   5.84%
    2004      62,425           19.66  to   19.75        1,232,378    1.52% to 1.72%     0.78%(15)     8.09%(15) to   9.90%
    2003      13,304                       17.97          239,068             1.52%     0.92%                        20.36%
    2002           6                       14.93               95             1.52%     0.00%(4)                     -4.98%(4)
    2001           -                           -                -       -                  -                             -

MFS Mid Cap Growth Portfolio (Class 3)
    2005     296,165           10.60  to   10.67(12)    3,154,555    1.52% to 1.72%     0.00%         1.17%     to    1.38%
    2004     148,387           10.48  to   10.53(12)    1,561,584    1.52% to 1.72%     0.00%        11.87%     to   12.09%(13)
    2003      57,625            9.39  to    9.41(12)      541,241    1.52% to 1.70%     0.00%        34.85%(5)  to   38.01%(6)(13)
    2002          14                        6.96               94             1.52%     0.00%(4)                     -6.17%(4)
    2001           -                           -                -       -                  -                             -

MFS Total Return Portfolio (Class 3)
    2005     184,819           25.06  to   25.24        4,658,623    1.52% to 1.72%     2.17%         1.04%     to    1.24%
    2004      91,432           24.80  to   24.93        2,278,458    1.52% to 1.72%     0.21%         9.14%     to    9.36%
    2003      19,335           22.72  to   22.80          440,793    1.52% to 1.72%     8.42%         6.00%(5)  to   14.83%
    2002           5                       19.85               98             1.52%     0.00%(4)                     -2.46%(4)
    2001           -                           -                -       -                  -                             -

Putnam Growth: Voyager Portfolio (Class 3)
    2005      10,856           17.89  to   18.06          195,345    1.52% to 1.72%     0.39%         4.00%     to    4.21%
    2004      10,772           17.21  to   17.33          186,180    1.52% to 1.72%     0.00%         3.16%     to    9.71%(23)
    2003         347                       16.80            5,832             1.52%     0.00%                        21.84%
    2002           7                       13.78               94             1.52%     0.00%(4)                     -6.47%(4)
    2001           -                           -                -       -                  -                             -

Real Estate Portfolio (Class 3)
    2005      70,662           23.45  to   23.62        1,665,654    1.52% to 1.72%     2.03%        11.09%     to   11.31%
    2004      28,942           21.11  to   21.22          613,632    1.52% to 1.72%     3.21%(26)    31.19%(26) to   32.21%
    2003       5,331                       16.05           85,564             1.52%     2.95%                        35.60%
    2002           9                       11.84              101             1.52%     0.00%(4)                      0.99%(4)
    2001           -                           -                -       -                  -                             -

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.    UNIT VALUES (continued)

                               At December 31                                     For the Year Ended December 31
            -----------------------------------------------------    ---------------------------------------------------------
                                  Unit Fair Value                    Expense Ratio    Investment           Total Return
                                     Lowest to         Net Assets       Lowest          Income               Lowest to
  Year       Units               Highest ($) (14)          ($)       to Highest (1)    Ratio (2)            Highest (3)
--------    --------           ---------------------   ----------    --------------   ----------     -------------------------

Small & Mid Cap Value Portfolio (Class 3)
   2005      309,076           16.32  to   16.43        5,066,516    1.52% to 1.72%     0.00%         3.99%     to    4.20%
   2004      130,336           15.69  to   15.77        2,054,680    1.52% to 1.72%     0.45%(17)    12.20%(17) to   16.05%
   2003       41,560                       13.59          564,741             1.52%     0.01%                        34.25%
   2002           10                       10.12               97             1.52%     0.00%(4)                     -3.27%(4)
   2001            -                           -                -       -                  -                             -

SunAmerica Balanced Portfolio (Class 3)
   2005       28,188           14.75  to   14.86          418,300    1.52% to 1.72%     2.44%        -0.09%     to    0.11%
   2004       19,272           14.76  to   14.84          285,657    1.52% to 1.72%     1.66%(24)     3.81%(24) to    4.91%
   2003        8,383                       14.15          118,608             1.52%     2.74%                        13.11%
   2002            8                       12.51               97             1.52%     0.00%(4)                     -3.76%(4)
   2001            -                           -                -       -                  -                             -

Technology Portfolio (Class 3)
   2005      170,624            2.37  to   2.39(12)       407,471    1.52% to 1.70%     0.00%        -2.16%     to   -1.97%(13)
   2004       84,487            2.39  to   2.44           205,850    1.52% to 1.70%     0.00%        -5.34%     to   -4.24%
   2003       47,049            2.53  to   2.54(12)       119,727    1.52% to 1.70%     0.00%        48.20%(5)  to   49.29%(6)(13)
   2002           49                       1.72                84             1.52%     0.00%(4)                    -16.19%(4)
   2001            -                          -                 -       -                  -                             -

Telecom Utility Portfolio (Class 3)
   2005        6,378                       12.09           77,085             1.52%     4.21%                         4.66%
   2004        3,520                       11.55           40,653             1.52%     4.13%                        14.72%
   2003        1,443                       10.07           14,522             1.52%     9.16%                        16.76%
   2002           12                        8.62              102             1.52%     0.00%(4)                      1.51%(4)
   2001            -                           -                -       -                  -                             -

Worldwide High Income Portfolio (Class 3)
   2005       17,131                       19.66          336,776             1.52%     8.13%                         5.43%
   2004       12,255                       18.65          228,508             1.52%     8.78%                         7.50%
   2003          875                       17.34           15,184             1.52%     6.26%                        23.94%
   2002            7                       13.99              101             1.52%     0.00%(4)                      0.88%(4)
   2001            -                           -                -       -                  -                             -

Comstock Portfolio (Class II)
   2005      239,201           12.41    to 12.46        2,978,425    1.52% to 1.72%     0.70%         2.34%     to    2.54%
   2004      117,253           12.13(12)to 12.15        1,423,797    1.52% to 1.72%     0.44%        15.43%     to   15.66%
   2003       26,868           10.50    to 10.50(12)      282,212    1.52% to 1.72%     0.14%         9.41%(5)  to   28.80%(5)(13)
   2002           12                        8.15               96             1.52%     0.00%(4)                     -4.54%(4)
   2001            -                           -                -       -                  -                             -

Emerging Growth Portfolio (Class II)
   2005       34,442            9.70    to  9.76          336,082    1.52% to 1.72%     0.01%         5.80%     to    6.01%
   2004       25,863                        9.21          238,142             1.52%     0.00%                         5.17%
   2003        9,368                        8.76           82,020             1.52%     0.00%                        25.12%
   2002           13                        7.00               93             1.52%     0.00%(4)                     -7.90%(4)
   2001            -                           -                -       -                  -                             -

Growth and Income Portfolio (Class II)
   2005      587,154           13.34  to   13.43        7,878,228    1.52% to 1.72%     0.71%         7.85%     to   8.07%
   2004      342,208           12.37  to   12.43        4,251,416    1.52% to 1.72%     0.44%(15)    10.64%(15) to   12.41%
   2003       74,112                       11.06          819,437             1.52%     0.15%                        25.77%
   2002           11                        8.79               98             1.52%     0.00%(4)                     -2.44%(4)
   2001            -                           -                -       -                  -                             -

Balanced Portfolio (Class 2)
   2005    1,050,099            9.13  to    9.18        9,626,781    1.55% to 1.70%     1.65%         3.94%     to    4.10%
   2004      837,835            8.79  to    8.82        7,381,186    1.55% to 1.70%     1.77%         7.98%     to    8.15%
   2003      355,002            8.14  to    8.16        2,893,888    1.55% to 1.70%     1.17% (6)    23.52%(6)  to   23.69%(6)
   2002            -                           -                -       -                  -                             -
   2001            -                           -                -       -                  -                             -

Conservative Balanced Portfolio (Class 2)
   2005      199,708            6.67  to    6.70        1,336,226    1.55% to 1.70%     2.05%         2.61%     to    2.76%
   2004      124,231            6.50  to    6.52          809,327    1.55% to 1.70%     1.64%         6.06%     to    6.22%
   2003       25,358            6.13  to    6.14          155,710    1.55% to 1.70%     0.01%(6)     16.28%(6)  to   16.44%(6)
   2002            -                           -                -       -                  -                             -
   2001            -                           -                -       -                  -                             -

Conservative Growth Portfolio (Class 2)
   2005      216,996            9.57  to    9.62        2,083,716    1.55% to 1.70%     1.10%         4.91%     to    5.07%
   2004      212,494            9.13  to    9.16        1,942,961    1.55% to 1.70%     1.20%         9.70%     to    9.86%
   2003      129,839            8.32  to    8.33        1,081,845    1.55% to 1.70%     0.72%(6)     30.99%(6)  to   31.16%(6)
   2002            -                           -                -       -                  -                             -
   2001            -                           -                -       -                  -                             -

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.    UNIT VALUES (continued)

                               At December 31                                     For the Year Ended December 31
            -----------------------------------------------------    ---------------------------------------------------------
                                  Unit Fair Value                    Expense Ratio    Investment           Total Return
                                     Lowest to         Net Assets       Lowest          Income               Lowest to
  Year       Units               Highest ($) (14)          ($)       to Highest (1)    Ratio (2)            Highest (3)
-------     --------           ---------------------   ----------    --------------   ----------     -------------------------
Equity Income Fund (Class 2)

   2005       97,115           8.81   to    8.86          859,272    1.55% to 1.70%     1.35%         8.13%     to    8.29%
   2004       51,257           8.15   to    8.19          419,245    1.55% to 1.70%     1.57%        16.82%     to   16.99%
   2003       22,122           6.97   to    7.00          154,694    1.55% to 1.70%     0.13%(6)     34.28%(6)  to   34.46%(6)
   2002            -                           -                -       -                  -                             -
   2001            -                           -                -       -                  -                             -

Flexible Income Portfolio (Class 2)
   2005      290,648           7.69   to    7.74        2,246,873    1.55% to 1.70%     2.80%         1.36%     to    1.51%
   2004      170,203           7.59   to    7.62        1,296,536    1.55% to 1.70%     3.15%         4.45%     to    4.61%
   2003      100,809           7.27   to    7.29          734,464    1.55% to 1.70%     2.32%(6)     11.79%(6)  to   11.94%(6)
   2002            -                           -                -       -                  -                             -
   2001            -                           -                -       -                  -                             -

Growth Fund (Class 2)
   2005       13,285           6.86   to    6.90           91,302    1.55% to 1.70%     0.25%         5.36%     to    5.53%
   2004        9,723           6.51   to    6.54           63,319    1.55% to 1.70%     0.00%         6.19%     to    6.35%
   2003        9,520           6.13   to    6.15           58,372    1.55% to 1.70%     0.00%(6)     34.42%(6)  to   34.59%(6)
   2002            -                           -                -       -                  -                             -
   2001            -                           -                -       -                  -                             -

Growth & Income Fund (Class 2)
   2005        8,582           6.28   to    6.30           54,105    1.55% to 1.70%     0.93%         1.23%     to    1.38%
   2004        8,354           6.20   to    6.22           51,882    1.55% to 1.70%     0.70%         6.95%     to    7.11%
   2003        4,329           5.80   to    5.81           25,129    1.55% to 1.70%     0.29%(6)     31.57%(6)  to   31.74%(6)
   2002            -                           -                -       -                  -                             -
   2001            -                           -                -       -                  -                             -

Income Fund (Class 2)
   2005       53,200           6.91   to    6.95          369,062    1.55% to 1.70%     4.79%         0.34%     to    0.49%
   2004       43,498           6.89   to    6.92          300,297    1.55% to 1.70%     4.44%         3.54%     to    3.69%
   2003       25,314           6.66   to    6.67          168,795    1.55% to 1.70%     0.06%(6)      6.75%(6)  to    6.89%(6)
   2002            -                           -                -       -                  -                             -
   2001            -                           -                -       -                  -                             -

International Growth Fund (Class 2)
   2005        5,529           6.43   to    6.49           35,863    1.55% to 1.70%     1.48%        15.61%     to   15.79%
   2004        5,190           5.56   to    5.60           29,079    1.55% to 1.70%     1.11%        11.42%     to   11.58%
   2003        4,016           4.99   to    5.02           20,168    1.55% to 1.70%     0.08%(6)     40.91%(6)  to   41.07%(6)
   2002            -                           -                -       -                  -                             -
   2001            -                           -                -       -                  -                             -

Mid Cap Stock Fund (Class 2)
   2005       61,092           9.18   to    9.21          562,097    1.55% to 1.70%     0.25%        11.21%     to   11.38%
   2004       19,419           8.26   to    8.27          160,534    1.55% to 1.70%     0.13%        12.35%     to   12.52%
   2003        4,318           7.35   to    7.35           31,722    1.55% to 1.70%     0.01%(6)     31.04%(6)  to   31.22%(6)
   2002            -                           -                -       -                  -                             -
   2001            -                           -                -       -                  -                             -

Money Market Fund (Class 2)
   2005        9,742           5.65   to    5.69           55,269    1.55% to 1.70%     2.26%         0.62%     to    0.77%
   2004        5,228           5.62   to    5.65           29,529    1.55% to 1.70%     0.48%        -1.09%     to   -0.94%
   2003           25           5.68   to    5.70              139    1.55% to 1.70%     0.00%(6)     -1.18%(6)  to   -1.05%(6)
   2002            -                           -                -       -                  -                             -
   2001            -                           -                -       -                  -                             -

REIT Fund (Class 2)
   2005       18,530           16.03  to   16.26          300,851    1.55% to 1.70%     1.97%         7.27%     to    7.43%
   2004        9,622           14.94  to   15.13          145,598    1.55% to 1.70%     0.64%        29.89%     to   31.18%
   2003           20           11.50  to   11.54              230    1.55% to 1.70%     0.00%(11)     8.45%(11) to    8.82%(11)
   2002            -                           -                -       -                  -                             -
   2001            -                           -                -       -                  -                             -

Short Term Income Fund (Class 2)

   2005       11,299           6.39   to    6.42           72,564    1.55% to 1.70%     4.40%         0.05%     to    0.20%
   2004       23,867           6.39   to    6.41          152,942    1.55% to 1.70%     3.38%        -0.11%     to    0.04%
   2003        3,358           6.40   to    6.41           21,515    1.55% to 1.70%     0.28%(6)      2.74%(6)  to    2.87%(6)
   2002            -                           -                -       -                  -                             -
   2001            -                           -                -       -                  -                             -

Small Cap Stock Fund (Class 2)

   2005       11,407           6.38   to    6.42           73,279    1.55% to 1.70%     0.00%        -3.70%     to   -3.55%
   2004        7,371           6.63   to    6.66           49,101    1.55% to 1.70%     0.00%         2.73%     to    2.89%
   2003        3,772           6.45   to    6.47           24,423    1.55% to 1.70%     0.00%(6)     73.79%(6)  to   74.03%(6)
   2002            -                           -                -       -                  -                             -
   2001            -                           -                -       -                  -                             -

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.    UNIT VALUES (continued)

                               At December 31                                     For the Year Ended December 31
            -----------------------------------------------------    ---------------------------------------------------------
                                  Unit Fair Value                    Expense Ratio    Investment           Total Return
                                     Lowest to         Net Assets       Lowest          Income               Lowest to
  Year       Units               Highest ($) (14)          ($)       to Highest (1)    Ratio (2)            Highest (3)
-------     --------           ---------------------   ----------    --------------   ----------     -------------------------
Strategic Growth Portfolio (Class 2)
   2005       33,246           10.44  to   10.50          348,477    1.55% to 1.70%     0.51%         5.66%     to    5.82%
   2004       33,033            9.88  to    9.93          327,597    1.55% to 1.70%     0.61%        10.64%     to   10.81%
   2003       25,846            8.93  to    8.96          231,464    1.55% to 1.70%     0.87%(6)     36.78%(6)  to   36.97%(6)
   2002            -                           -                -       -                  -                             -
   2001            -                           -                -       -                  -                             -

U.S. Government Securities Fund (Class 2)
   2005        5,928            6.36  to    6.39           37,739    1.55% to 1.70%     4.10%         0.30%     to    0.45%
   2004        7,831            6.34  to    6.36           49,734    1.55% to 1.70%     3.08%         1.84%     to    1.99%
   2003       23,852            6.23  to    6.24          148,541    1.55% to 1.70%     5.16%(6)      0.17%(6)  to    0.30%(6)
   2002            -                           -                -       -                  -                             -
   2001            -                           -                -       -                  -                             -

West Coast Equity Fund (Class 2)
   2005       22,993           11.10  to   11.17          256,336    1.55% to 1.70%     0.40%         6.47%     to    6.63%
   2004        5,788           10.43  to   10.48           60,560    1.55% to 1.70%     0.12%        10.82%     to   10.99%
   2003        1,354            9.41  to    9.44           12,777    1.55% to 1.70%     0.00%(6)     46.11%(6)  to   46.30%(6)
   2002            -                           -                -       -                  -                             -
   2001            -                           -                -       -                  -                             -

Nations High Yield Bond Portfolio
   2005        6,412           14.40  to   14.50           92,586    1.52% to 1.72%     0.17%         0.41%     to    0.61%
   2004        2,055           14.34  to   14.41           29,576    1.52% to 1.72%    14.18%         9.51%     to    9.73%
   2003           16           13.10  to   13.13              216    1.52% to 1.72%     6.20%(5)      8.30%(5)  to    8.37%(5)
   2002            -                           -                -       -                  -                             -
   2001            -                           -                -       -                  -                             -

Nations Marsico Focused Equities Portfolio
   2005       11,382           11.16  to   11.22          127,409    1.52% to 1.72%     0.00%         8.43%     to    8.65%
   2004        2,732           10.29  to   10.33           28,206    1.52% to 1.72%     0.00%         9.45%     to    9.67%
   2003           22            9.40  to    9.42              214    1.52% to 1.72%     0.00%(5)      6.99%(5)  to    7.06%(5)
   2002            -                           -                -       -                  -                             -
   2001            -                           -                -       -                  -                             -

--------------
(1) These amounts represent the annualized contract expenses of the variable account, consisting of mortality and expense charges and distribution charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying investment portfolio have been excluded. For additional information on charges and deductions see footnote 3.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the variable account from the underlying investment portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the variable account is affected by the timing of the declaration of dividends by the underlying investment portfolio in which the variable account invests.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying investment portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(4)   For the period from December 2, 2002 (inception) to December 31, 2002.

(5)   For the period from September 3, 2003 (inception) to December 31, 2003.

(6)   For the period from February 11, 2003 (inception) to December 31, 2003.

(7)   For the period from January 4, 2001 (inception) to December 31, 2001.

(8)   For the period from January 9, 2001 (inception) to December 31, 2001.

(9)   For the period from February 7, 2001 (inception) to December 31, 2001.

(10)  For the period from January 19, 2001 (inception) to December 31, 2001.

(11)  For the period from October 1, 2003 (inception) to December 31, 2003.

(12) Individual contract unit fair values are not all within the range presented due to differences in the unit fair value at a product's launch date and other market conditions.

(13) Individual contract total returns are not all within the total return range presented due to a variable account being added to a product during the year.

(14) The unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts. Some individual contract unit fair values are not within the ranges presented.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5. UNIT VALUES (continued)

(15) For the period from January 15, 2004 (inception) to December 31, 2004.

(16) For the period from March 26, 2004 (inception) to December 31, 2004.

(17) For the period from January 22, 2004 (inception) to December 31, 2004.

(18) For the period from April 13, 2004 (inception) to December 31, 2004.

(19) For the period from December 20, 2004 (inception) to December 31, 2004.

(20) For the period from April 8, 2004 (inception) to December 31, 2004.

(21) For the period from November 29, 2004 (inception) to December 31, 2004.

(22) For the period from August 12, 2004 (inception) to December 31, 2004.

(23) For the period from August 31, 2004 (inception) to December 31, 2004.

(24) For the period from April 1, 2004 (inception) to December 31, 2004.

(25) For the period from January 26, 2004 (inception) to December 31, 2004.

(26) For the period from April 19, 2004 (inception) to December 31, 2004.

                         AMERICAN HOME ASSURANCE COMPANY

                                NAIC CODE: 19380

                      STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                         AMERICAN HOME ASSURANCE COMPANY

                      STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                TABLE OF CONTENTS

Report of Independent Auditors ..............................   2
Statements of Admitted Assets................................   3
Statements of Liabilities, Capital and Surplus...............   4
Statements of Income and Changes in Capital and Surplus......   5
Statements of Cash Flow......................................   6
Notes to Statutory Basis Financial Statements................   7

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholder of American Home Assurance Company;

We have audited the accompanying statutory statements of admitted assets and liabilities, capital and surplus of American Home Assurance Company (the "Company") as of December 31, 2005 and 2004, and the related statutory statements of income and changes in capital and surplus, and of cash flow for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2005 and 2004, or the results of its operations or its cash flow for the years then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Notes 1 and 2 to the financial statements.

PricewaterhouseCoopers LLP

New York, NY
April 27, 2006

                         AMERICAN HOME ASSURANCE COMPANY

                          STATEMENTS OF ADMITTED ASSETS

                                 STATUTORY BASIS

                        AS OF DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

AS OF DECEMBER 31,                                                                            2005         2004
------------------                                                                        -----------   -----------
Cash and Invested Assets:
   Bonds, principally at amortized cost (NAIC Market value: 2005 - $9,798,011;
      2004 - $8,209,551)                                                                  $ 9,663,980   $ 7,994,584
   Stocks:
   Common stocks, at NAIC market value (Cost: 2005 - $1,575,107;
      2004 - $1,374,734)                                                                    3,190,583     2,923,431
   Non-redeemable preferred stocks, at NAIC market value (Cost: 2005 - $539,993;
      2004 - $436,573)                                                                        542,438       457,594
   Other invested assets, primarily at equity (Cost: 2005 - $2,109,071; 2004 -
      $1,755,421)                                                                           2,261,269     1,822,492
   Securities lending collateral                                                              295,591       125,900
   Short-term investments, at amortized cost (approximates NAIC market value)                  95,534        18,537
   Cash                                                                                        22,494        70,458
   Receivable for securities                                                                  164,069        99,399
                                                                                          -----------   -----------
      TOTAL CASH AND INVESTED ASSETS                                                       16,235,958    13,512,395
                                                                                          -----------   -----------

Investment income due and accrued                                                             234,067       153,754
Agents' balances or uncollected premiums:
   Premiums in course of collection                                                           823,180       614,120
   Premiums and installments booked but deferred and not yet due                            1,383,624     1,152,479
   Accrued retrospective premiums                                                              27,758         7,717
Amounts billed and receivable from high deductible policies                                   315,772       367,174
Reinsurance recoverable on loss payments                                                      399,204       245,992
Funds held by or deposited with reinsurers                                                     23,948       161,437
Deposit accounting assets                                                                   1,336,343     1,638,716
Deposit accounting assets - funds held                                                        432,987       424,685
Federal and foreign income taxes recoverable from parent                                      794,462       575,690
Net deferred tax assets                                                                       308,507       322,785
Equities in underwriting pools and associations                                               577,679       498,433
Electronic data processing equipment, less accumulated depreciation                            93,882        90,770
Receivable from parent, subsidiaries and affiliates                                         1,640,093       430,318
Other admitted assets                                                                         178,400       371,907
                                                                                          -----------   -----------
      TOTAL ADMITTED ASSETS                                                               $24,805,864   $20,568,372
                                                                                          ===========   ===========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                 STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS

                                 STATUTORY BASIS

                        AS OF DECEMBER 31, 2005 AND 2004

                    (000'S OMITTED EXCEPT SHARE INFORMATION)

AS OF DECEMBER 31,                                                   2005          2004
------------------                                               -----------   -----------
                         Liabilities

Reserves for losses and loss adjustment expenses                 $11,620,078   $ 9,357,799
Unearned premiums                                                  4,334,485     4,136,808
Commissions, premium taxes, and other expenses payable               118,273       140,332
Reinsurance payable on paid loss and loss adjustment expenses        145,544       259,375
Funds held by company under reinsurance treaties                     255,848       261,469
Provision for reinsurance                                            210,152       376,738
Ceded reinsurance premiums payable, net of ceding commissions        431,565        74,708
Amounts withheld or retained by company for account of others         31,331        41,058
Payable to parent, subsidiaries and affiliates                        33,968       346,919
Policyholder funds on deposit                                         12,578        20,862
Loss clearing                                                         13,610         8,665
Liability for pension and severance pay                                4,945         4,882
Retroactive reinsurance reserves - assumed                            32,893        10,677
Retroactive reinsurance reserves - ceded                             (65,044)      (81,536)
Deposit accounting liabilities                                       486,910       465,475
Deposit accounting liabilities - funds held                        1,006,426     1,089,396
Securities lending payable                                           295,591       125,900
Collateral deposit liability                                         505,755       458,938
Other liabilities                                                    281,304       130,566
                                                                 -----------   -----------
   TOTAL LIABILITIES                                              19,756,213    17,229,032
                                                                 -----------   -----------

                     Capital and Surplus

Common capital stock, $15.00 par value, 1,758,158 shares
   authorized, 1,695,054 shares issued and outstanding                25,426        25,426
Capital in excess of par value                                     2,779,526       702,746
Unassigned surplus                                                 2,176,592     2,529,590
Special surplus funds from retroactive reinsurance                    68,107        81,578
                                                                 -----------   -----------
   TOTAL CAPITAL AND SURPLUS                                       5,049,651     3,339,340
                                                                 -----------   -----------
   TOTAL LIABILITIES, CAPITAL, AND SURPLUS                       $24,805,864   $20,568,372
                                                                 ===========   ===========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

             STATEMENTS OF INCOME AND CHANGES IN CAPITAL AND SURPLUS

                                 STATUTORY BASIS

                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

FOR THE YEARS ENDED DECEMBER 31,                                    2005         2004
--------------------------------                                -----------   ----------
                     Statements of Income

Underwriting Income:
  Premiums earned                                               $ 7,045,820   $6,522,744
                                                                -----------   ----------
Underwriting Deductions:
  Losses incurred                                                 5,406,410    4,766,133
  Loss adjustment expenses incurred                               1,098,644      730,780
  Other underwriting expenses incurred                            1,584,477    1,424,929
                                                                -----------   ----------
Total Underwriting Deductions                                     8,089,531    6,921,842
                                                                -----------   ----------
NET UNDERWRITING LOSS                                            (1,043,711)    (399,097)
                                                                -----------   ----------
Investment Income:
  Net investment income earned                                      630,678      419,418
  Net realized capital gains (net of capital gains taxes:
    2005 - $20,492; 2004- $13,604)                                   38,055       25,265
                                                                -----------   ----------
NET INVESTMENT GAIN                                                 668,733      444,683
                                                                -----------   ----------
Net loss from agents' or premium balances charged-off              (145,742)     (42,783)
Other gain                                                           91,947       37,322
                                                                -----------   ----------
NET INCOME (LOSS) AFTER CAPITAL GAINS TAXES AND BEFORE
   FEDERAL INCOME TAXES                                            (428,773)      40,125
Federal income tax (benefit) expense                               (243,047)      86,311
                                                                -----------   ----------
    NET LOSS                                                    $  (185,726)  $  (46,187)
                                                                ===========   ==========

                Changes in Capital and Surplus

Capital and Surplus, as of December 31, Previous Year           $ 3,339,340   $3,621,899
  Adjustment to beginning surplus                                  (211,984)    (588,401)
                                                                -----------   ----------
CAPITAL AND SURPLUS, AS OF JANUARY 1,                             3,127,356    3,033,498
                                                                -----------   ----------
Changes in Capital and Surplus:
  Net loss                                                         (185,726)     (46,187)
  Change in net unrealized capital gains [net of capital
     gains taxes: 2005 - $13,354; 2004 - ($92,280)]                 164,444      268,660
  Change in net deferred income tax                                 112,728      455,352
  Change in non-admitted assets                                    (322,775)    (345,908)
  Change in provision for reinsurance                               166,585       (7,795)
  Paid in capital and surplus                                     2,076,780      157,948
  Cash dividends to stockholder                                     (31,732)     (63,464)
  Other surplus adjustments                                               -     (149,132)
  Foreign exchange translation                                      (58,009)      36,367
                                                                -----------   ----------
    TOTAL CHANGES IN CAPITAL AND SURPLUS                          1,922,296      305,842
                                                                -----------   ----------
CAPITAL AND SURPLUS, DECEMBER 31,                               $ 5,049,651   $3,339,340
                                                                ===========   ==========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                             STATEMENTS OF CASH FLOW

                                 STATUTORY BASIS

                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

FOR THE YEARS ENDED DECEMBER 31,                                  2005          2004
--------------------------------                              -----------   -----------
                    Cash From Operations

Premiums collected, net of reinsurance                        $ 7,143,463   $ 7,080,889
Net investment income                                             604,156       436,057
Miscellaneous income                                              (53,776)       (4,928)
                                                              -----------   -----------
   SUB-TOTAL                                                    7,693,843     7,512,017
                                                              -----------   -----------
Benefit and loss related payments                               3,809,181        13,777
Commission and other expense paid                               2,171,077     1,930,945
Dividends paid to policyholders                                       878           601
Change in federal and foreign income taxes                         (3,783)      618,202
                                                              -----------   -----------
   NET CASH FROM OPERATIONS                                     1,716,490     4,948,492
                                                              -----------   -----------
                   Cash From Investments

Proceeds from investments sold, matured, or repaid
   Bonds                                                        4,129,223     3,286,111
   Stocks                                                       2,795,546     2,427,404
   Other                                                        3,042,793     4,128,503
                                                              -----------   -----------
   TOTAL PROCEEDS FROM INVESTMENTS SOLD, MATURED, OR REPAID     9,967,562     9,842,018
                                                              -----------   -----------
Cost of Investments Acquired
   Bonds                                                        5,803,573     5,267,295
   Stocks                                                       3,071,743     2,513,100
   Other                                                        3,630,931     4,462,157
                                                              -----------   -----------
   TOTAL COST OF INVESTMENT ACQUIRED                           12,506,247    12,242,551
                                                              -----------   -----------
   NET CASH (USED IN) INVESTING ACTIVITIES                     (2,538,684)   (2,400,533)
                                                              -----------   -----------
       Cash From Financing and Miscellaneous Sources

Capital and Surplus paid-in, less treasury stock                  750,000       157,948
Dividends to stockholder                                          (47,598)      (63,464)
Net deposit on deposit-type contracts and other insurance        (285,727)     (641,968)
Other                                                             434,553    (2,022,900)
                                                              -----------   -----------
   NET CASH PROVIDED FROM (USED IN) FINANCING ACTIVITIES          851,228    (2,570,384)
                                                              -----------   -----------
   NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS                   29,034       (22,425)

Cash and short-term Investments:
   Beginning of year                                               88,995       111,419
                                                              -----------   -----------
   END OF YEAR                                                $   118,028   $    88,995
                                                              ===========   ===========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

A.   ORGANIZATION

     The American Home Assurance Company ("AHAC" or the "Company") is a direct wholly-owned subsidiary of the American International Group, Inc. (the "Parent" or "AIG").

     The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, equipment breakdown, directors and officers liability (D&O), difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers, while through AIG's risk finance operation the Company is a leading provider in customized structured products.

     The accompanying financial statements include the Company's U.S. operation and its Japan branch.

     The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker usually has no authority to commit the Company to accept the risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

     The Company has significant transactions with the Parent and affiliates. In addition, the Company participates in an intercompany pooling agreement with certain affiliated companies (see Note 5).

B.   SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

     PRESCRIBED OR PERMITTED STATUTORY ACCOUNTING PRACTICES:

     The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York.

     The Insurance Department of the State of New York recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Law. The National Association of Insurance Commissioners Accounting Practices and Procedures Manual ("NAIC SAP") has been adopted as a component of prescribed practices by the State of New York. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)


     The Insurance Department of the State of New York has adopted the following accounting practices that differ from those found in NAIC SAP; specifically the prescribed practices of (1) discounting workers' compensation reserves on a non-tabular basis; in NAIC SAP, discounting of reserves is not permitted on a non-tabular basis; (2) under NAIC SAP, Electronic Data Processing (EDP) assets are admitted; only applicable software is non-admitted; and, (3) New York regulation 20 reinsurance credits for calculating the provision for unauthorized reinsurance; in NAIC SAP, New York Regulation 20 credits are not permitted.

     A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of New York is shown below:

     DECEMBER 31,                                 2005         2004
     ------------                              ----------   ----------
     NET LOSS, NEW YORK INSURANCE DEPARTMENT   $ (185,726)  $  (46,187)
     State Practices - (Deduction) Income:
        Non-Tabular Discounting                   (31,431)     (44,160)
                                              ----------   ----------
     NET LOSS, NAIC SAP                        $ (217,157)  $  (90,347)
                                               ==========   ==========
     STATUTORY SURPLUS, NEW YORK INSURANCE
        DEPARTMENT                             $5,049,651   $3,339,340
     State Practices - (Charge) Credit:
        Non-Tabular Discounting                  (212,605)    (181,174)
        EDP equipment and software                (93,881)     (90,731)
        Reinsurance Credits                      (208,499)    (192,015)
                                               ----------   ----------
     STATUTORY SURPLUS, NAIC SAP               $4,534,666   $2,875,420
                                               ==========   ==========

     In addition to the aforementioned matters, the Commissioner has permitted the Company to utilize the independent audit of the Company's Parent (the consolidated upstream holding company) to support the requirement for audited U.S. GAAP equity of the investments in non insurance and foreign insurance entities. The Commissioner has also permitted the Company to utilize audited financial statements prepared on a basis of accounting other than U.S. GAAP to value investments in joint ventures, limited partnerships and hedge funds.

     As agreed with the Company's domiciliary state, investments in publicly traded affiliated common stocks are accounted for at the quoted market value less a discount as prescribed by NAIC SAP.

     STATUTORY ACCOUNTING PRACTICES AND GENERALLY ACCEPTED ACCOUNTING
     PRINCIPLES:

     NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America ("GAAP"). NAIC SAP varies in certain respects from GAAP. A description of these accounting differences is set forth below:

     Under GAAP:

     a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

     b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are restored to surplus;

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     c. The equity in earnings of affiliates with ownership between 20.0% and 50.0% is included in net income, and investments in subsidiaries with greater than 50.0% ownership are consolidated;

     d.   Estimated undeclared dividends to policyholders are accrued;

     e. The reserves for losses and loss adjustment expense (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance asset;

     f. Debt and equity securities deemed to be available for sale and trading securities are reported at fair value. The difference between cost and fair value of securities available for sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity. For trading securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost;

     g. Direct written premium contracts that do not have sufficient risk transfer are treated as deposit accounting liabilities;

     h. Insurance and reinsurance contracts recorded as retroactive retain insurance accounting treatment if they pass the risk transfer test. If risk transfer is not met, no insurance accounting treatment is permitted. All income is then recognized based upon either the interest or recovery method; and

     i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the income statement.

     Under NAIC SAP:

     a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed;

     b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus;

     c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/(depreciation) of investments which is reported directly in surplus. Dividends are reported as investment income;

     d.   Declared dividends to policyholders are accrued;

     e. The reserve for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

     f. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 4-6) are reported at lower of cost or market;

     g. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

     h. Insurance and reinsurance contracts deemed to be retroactive receive special accounting treatment. Gains or losses are recognized in the income statement and surplus is segregated by the ceding entity to the extent of gains realized; and

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance.

     The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

     SIGNIFICANT STATUTORY ACCOUNTING PRACTICES:

     A summary of the Company's significant statutory accounting practices are as follows:

     USE OF ESTIMATES: The preparation of financial statements in conformity with accounting practices prescribed or permitted by the State of New York requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates.

     INVESTED ASSETS: The Company's invested assets are accounted for as follows:

     - Short-term Investments: The Company considers all highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates NAIC market value (as designated by the NAIC Securities Valuation Office).

     - Bonds: Bonds with an NAIC designation of 1 to 3 are carried at amortized cost using the scientific method. Bonds with an NAIC designation of 4 to 6 are carried at the lower of amortized cost or the NAIC-designated market value. Bonds that are determined to have an other-than-temporary decline in value are written down to fair value as the new cost basis, with the corresponding charge to Net Realized Capital Gains as a realized loss.

          Mortgage-backed securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. As of December 31, 2005 and 2004, the NAIC market value of the Company's mortgage-backed securities approximated $165,005 and $178,991, respectively. Mortgage-backed securities include prepayment assumptions used at the purchase date and valuation changes caused by changes in estimated cash flows and are valued using the retrospective method. Prepayment assumptions were obtained from broker surveys.

     - Common and Preferred Stocks: Unaffiliated common stocks are carried principally at market value. Perpetual preferred stocks with an NAIC rating of P1 or P2 are carried at market value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2 that are subject to a 100.0% mandatory sinking fund are carried at amortized cost. All below investment grade preferred stocks are carried at the lower of amortized cost or NAIC designated market values.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

          Investments in affiliates for which the Company's ownership interest (including ownership interest of the Parent and its subsidiaries) is less than 85.0%, and whose securities are traded on one of the three major U.S. exchanges, are included in common stock at the quoted market value less a discount as prescribed by NAIC SAP. The discount rate is approximately 23.0%. Other investments in affiliates are included in common stocks based on the net worth of the entity.

     - Other Invested Assets: Other invested assets consist primarily of investments in joint venture and partnerships. Joint venture and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are being recorded as unrealized gains or losses. Investments in joint venture and partnerships that are determined to have an other-than-temporary decline in value are written down to fair value as the new cost basis, with the corresponding charge to Net Realized Capital Gains as a realized loss. The intermediate bond mutual fund, owned by AIG, is carried principally at the NAIC designated market value and the unrealized gain or loss reported as unassigned surplus.

     - Derivatives: Foreign exchange forward contracts are derivatives whereby the Company agrees to exchange a specific amount of one currency for the specific amount of another currency at a date in the future. Foreign exchange contracts are entered into in order to manage exposure to changes in the foreign exchange rates related to long-term foreign denominated bonds held by the Company. The contracts are usually one to three months in duration and are marked to market every month using publicly obtained foreign exchange rates. When the contract expires, realized gains and losses are recorded in investment income.

          Options purchased are included in Other Invested Assets on the Company's Statements of Admitted Assets. Options are carried at market value. Options written are reported in Other Liabilities on the Statements of Liabilities, Capital and Surplus. Realized gains or losses on the disposition of options are determined on the basis of specific identification and are included in income.

          Futures are exchange contracts whereby the Company agrees to buy a specific amount of an underlying security (usually an equity index) at a specific price in the future. Throughout the term of the contract, the change in the underlying security's price in the future is calculated each business day, and the gain or loss is transferred in cash to or from the counterparty. When the future position is closed out or expires, a final payment is made. The daily mark-to-market payments are accounted for as realized gains or losses.

          The Company does not use hedge accounting for its derivatives.

          Any change in unrealized gains or losses on options purchased or written are credited or charged to unassigned surplus.

     - Net Investment Gains (Losses): Net investment gains (losses) consists of net investment income earned and realized gains or losses from the disposition of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Realized gains or losses on the disposition of investments are determined on the basis of the specific identification.

     - Unrealized Gains (Losses): Unrealized gains (losses) on all stocks, bonds carried at NAIC designated values, joint venture, partnerships, derivatives, and foreign currency translation are credited or charged to unassigned surplus.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     REVENUE RECOGNITION: Direct written premiums contracts are primarily earned on a pro-rata basis over the terms of the policies to which they relate. Accordingly, unearned premiums represent the portion of premiums written which is applicable to the unexpired terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

     Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. In accordance with NAIC Statement on Statutory Accounting Practices (SSAP) No. 66 entitled Retrospectively Rated Contracts, the Company estimates accrued retrospectively rated premium adjustments by using the application of historical ratios of retrospective rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums. In connection therewith, as of December 31, 2005 and 2004, accrued premiums related to the Company's retrospectively rated contracts amounted to $27,758 and $7,717, respectively, net of non-admitted premium balances of $3,084 and $857 respectively.

     Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53 entitled Property and Casualty Contracts - Premiums, the Company records these estimates [commonly known as Earned But Unbilled (EBUB) Premiums] as an adjustment to written premium, and earns these premiums immediately. For premium adjustments that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the EBUB premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10.0% of this excess amount) is recorded.

     In accordance with SSAP No. 53, the Company reviews its ultimate losses in respect to its premium reserves. A liability is established if the premium reserves are not sufficient to cover the ultimate loss projection and associated acquisition expenses. Investment income is not considered in the calculation.

     For certain lines of business for which the insurance policy is issued on a claims-made basis, the Company offers to its insureds the option to purchase an extended reporting endorsement (commonly referred to as Tail Coverage), which permits the extended reporting of insured events after the termination of the claims made contract. Extended reporting endorsements modify the exposure period of the underlying contract and can be for a defined period (e.g., six months, one year, five years) or an indefinite period. For defined reporting periods, premiums are earned over the term of the fixed period. For indefinite reporting periods, premiums are fully earned and loss and LAE liabilities associated with the unreported claims are recognized immediately.

     REINSURANCE: Ceded premiums, commissions, expense reimbursements and reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums have been reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for as a reduction of the related acquisition cost.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     RETROACTIVE REINSURANCE: Retroactive reinsurance reserves are shown separately in the balance sheet. Gains or losses are recognized in the income statement. Surplus gains are reported as segregated unassigned funds (surplus) until the actual retroactive reinsurance recovered exceeds the consideration paid.

     As agreed with the Company's domiciliary state, the Company analyzed the status of all reinsurance treaties entered into on or after January 1, 1994 for which ceded reserves as of December 31, 2004 (including IBNR) exceeded $100 for compliance with the nine month rule as prescribed in SSAP No. 62, entitled Property and Casualty Reinsurance. Any such treaties for which the documentation required by SSAP No. 62 did not exist were reclassified as retroactive, with appropriate adjustments to underwriting accounts and unassigned surplus. Treaties entered into prior to January 1, 2005 for which such documentation is contained in the Company's files retained prospective treatment, irrespective of whether such documentation was executed within nine months of the treaty's effective date in accordance with agreements reached with the Domiciliary Insurance Department.

     DEPOSIT ACCOUNTING: All assumed and ceded reinsurance contracts which the Company determines do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions in accordance with SSAP No. 62 and SSAP No. 75 entitled Reinsurance Deposit Accounting An Amendment to SSAP No. 62, Property and Casualty Reinsurance.

     As agreed with the Company's domiciliary state, direct insurance transactions whereby the Company determines there was insufficient risk transfer, other than those where a policy was issued (a) in respect of the insured's requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (b) in respect of an excess insurer's requirement for an underlying primary insurance policy in lieu of self insurance, or (c) in compliance with filed forms, rates and/or rating plans, are recorded as deposit accounting arrangements.

     FOREIGN PROPERTY CASUALTY BUSINESS: As agreed with the Company's domiciliary state, the Company will continue to follow the current presentation practices relating to its foreign branches and participation in the business of the American International Underwriters Overseas Association (AIUOA). See Note 5 for a description of AIUOA pooling arrangement and related financial statement presentation.

     COMMISSIONS AND OTHER UNDERWRITING EXPENSES: Commissions, premium taxes, and certain other underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP No. 62, the Company records a liability for reinsurance ceding commissions recorded in excess of acquisition costs. The liability is earned over the terms of the underlying policies.

     RESERVES FOR LOSSES AND LAE: The reserves for losses and LAE, including incurred but not reported (IBNR) losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated, and any resulting adjustments are recorded in the current period. Accordingly, losses and LAE are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

     The Company discounts its loss reserves on workers' compensation claims.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     The calculation of the Company's tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5% interest rate. Loss reserves (net of reinsurance) subject to the tabular discounting were $1,671,598 and $1,348,754, as of December 31, 2005 and 2004, respectively. As of December 31, 2005 and 2004, the Company's tabular discount amounted to $184,289 and $143,688, respectively, all of which were applied against the Company's case reserves.

     The calculation of the Company's non-tabular discount is based upon the Company's own payout pattern and a 5.0% interest rate as prescribed by the Insurance Department of the State of New York. Loss and LAE reserves (net of reinsurance) subject to the non-tabular discounting were $1,487,309 and $1,205,066, as of December 31, 2005 and 2004, respectively. As of December 31, 2005 and 2004, the Company's non-tabular discount amounted to $212,605 and $181,174, respectively, all of which were applied against the Company's case reserves.

     FOREIGN EXCHANGE: Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Unrealized gains and losses from translating balances from foreign currency into United States currency are recorded as adjustments to surplus. Gains and losses resulting from foreign currency transactions are included in income.

     STATUTORY BASIS RESERVES: Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

     POLICYHOLDERS' DIVIDENDS: Dividends to policyholders are charged to income as declared.

     CAPITAL AND SURPLUS: Common capital stock and capital in excess of par value represents amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company in excess of the par value per share.

     NON-ADMITTED ASSETS: Certain assets, principally leasehold improvements, certain overdue agents' balances, prepaid expenses and certain deferred taxes that exceed statutory guidance are designated as Non-admitted Assets and are directly charged to Unassigned Surplus. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. In connection therewith, for the years ended December 31, 2005 and 2004, depreciation and amortization expense amounted to $24,616 and $17,060, respectively.

     RECLASSIFICATIONS: Certain balances contained in the 2004 financial statements have been reclassified to conform with the current year's presentation.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 2 - ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS

A.   ACCOUNTING ADJUSTMENTS TO 2005 STATUTORY BASIS FINANCIAL STATEMENTS

     During 2005, the Company dedicated significant effort to the resolution of previously identified weaknesses in internal controls over balance sheet reconciliations. As a result of these remediation efforts, management concluded that certain adjustments should be made to the assets, liabilities, net income and unassigned surplus as reported in the Company's 2004 amended Annual Statement. The adjustments resulted in an after tax statutory charge of $211,984. In accordance with SSAP No. 3 entitled Accounting Changes and Correction of Errors, the Company reported the impact to its 2004 and prior unassigned surplus as an adjustment to unassigned surplus as of January 1, 2005.

     CAPITAL AND SURPLUS, AS OF DECEMBER 31, 2004        $3,339,340

     Adjustments to Beginning Capital and Surplus:

       Asset realization                                   (229,448)
       Revenue recognition                                  (65,075)
                                                         ----------
          TOTAL ADJUSTMENTS TO BEGINNING CAPITAL
             AND SURPLUS, BEFORE FEDERAL INCOME TAXES      (294,523)

       Current federal income taxes                          22,311
       Deferred income taxes                                 60,228
                                                         ----------
          TOTAL ADJUSTMENTS TO BEGINNING CAPITAL
             AND SURPLUS, AFTER FEDERAL INCOME TAXES     $ (211,984)
                                                         ----------
     CAPITAL AND SURPLUS, AS OF JANUARY 1, 2005          $3,127,356
                                                         ==========

     An explanation for each of the adjustments for prior period corrections is described below:

     1. ASSET REALIZATION: As a result of the remediation of the internal control weaknesses related to the balance sheet reconciliations, a further review was performed of the Company's allowance for doubtful accounts and other accruals. Based on this review, the Company determined that the allowances related to certain premium receivable, reinsurance recoverable and other asset accounts were not sufficient. The adjustment has established additional allowances for these items.

     2. REVENUE RECOGNITION: As a result of the remediation of the internal control weaknesses related to the Company's revenue recognition policies, a further review was performed by the Company that resulted in revisions to revenues that were recognized in prior periods related to certain long duration environmental insurance contracts.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

B.   ACCOUNTING ADJUSTMENTS TO 2004 STATUTORY BASIS FINANCIAL STATEMENTS

     As a result of regulatory inquiries into certain transactions, AIG conducted an internal review of information and certain transactions from January 2000 to May 2005. As part of the internal review, the Company reviewed the statutory accounting treatment for matters identified during the internal review and concluded that certain transactions required adjustment.

     An agreement was reached with the Company's domiciliary state to re-file its 2004 annual statement using the methodology prescribed under Statements of Statutory Accounting Principles SSAP No. 3. In applying this methodology, the Company has reflected the impact (in the amount of $588,401) to its 2003 and prior unassigned surplus as a prior period correction adjustment to unassigned surplus as of January 1, 2004.

     A reconciliation of the Company's unassigned surplus balance from December 31, 2003 to January 1, 2004, taking into consideration these prior period adjustments, is outlined in the table below:

     TOTAL CAPITAL AND SURPLUS, DECEMBER 31, 2003              $3,621,899

     Adjustments to beginning capital and surplus:

     1. Risk Transfer (Union Excess, Richmond and other)         (431,414)
     2. Coventry                                                  (15,932)
     3. Loss Reserves                                             (74,880)
     4. DBG Analysis                                              (53,316)
     5. Other Adjustments                                         (12,859)
                                                               ----------
     TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS          (588,401)
                                                               ----------
     TOTAL CAPITAL AND SURPLUS, AS OF JANUARY 1, 2004          $3,033,498
                                                               ==========

     The above reconciliation of the Company's unassigned surplus at January 1, 2004 is presented net of income taxes. The Company has evaluated any deferred income taxes arising from these adjustments for admissibility in accordance with NAIC SAP.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     An explanation of each of the accounting adjustments included in the reconciliation above are discussed below:

     1. RISK TRANSFER (UNION EXCESS, RICHMOND AND OTHER): Reinsurance ceded to Union Excess Reinsurance Company, Ltd. (Union Excess), a Barbados-domiciled reinsurer, Richmond Insurance Company, Ltd. (Richmond), a Bermuda-based reinsurance holding company, and some other insurance and reinsurance transactions were adjusted to deposit accounting due to insufficient risk transfer in accordance with SSAP No. 62 and SSAP No. 75.

     2. COVENTRY: Life settlements are designed to assist life insurance policyholders to monetize the existing value of life insurance policies. The Company has determined, in light of new information not available to management of the Company at the time the initial accounting determination was made, that the accounting for these transactions as insurance and reinsurance was a misapplication of statutory accounting and such transactions have been reversed in the Company's financial statements. This adjustment results in AIG's entire investment in life settlements being accounted for as a collateral loan in accordance with SSAP No. 21 entitled Other Admitted Assets.

     3. LOSS RESERVES: The Company determined that the unsupported changes in reserves independently from the actuarial process constituted errors which have been adjusted accordingly.

     4. DOMESTIC BROKERAGE GROUP DBG ANALYSIS: The Company has determined that allowances related to certain premium receivable, reinsurance recoverable and other assets were not sufficient. The adjustment has established additional allowances for these items.

     5. OTHER ADJUSTMENTS: The Company has summarized other miscellaneous adjustments that individually did not have a significant impact on the adjustment of its statutory financial statements.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 3 - INVESTMENTS

The amortized cost and NAIC market values* of the Company's bond investments at December 31, 2005 and 2004 are outlined in the table below:

                                                                                   GROSS        GROSS       NAIC *
                                                                    AMORTIZED   UNREALIZED   UNREALIZED     MARKET
                                                                      COST         GAINS       LOSSES        VALUE
                                                                   ----------   ----------   ----------   ----------
AS OF DECEMBER 31, 2005
   U.S. governments                                                $  339,230    $  1,331      $ 4,491    $  336,070
   All other governments                                            1,030,463       5,491        4,015     1,031,939
   States, territories and possessions                              1,437,180      25,194        4,641     1,457,733
   Political subdivisions of states, territories and possessions    1,971,726      34,761        2,780     2,003,707
   Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and
   their political subdivisions                                     4,242,687      78,602        6,193     4,315,096
   Public utilities                                                    46,234         634          226        46,642
   Industrial and miscellaneous                                       596,460      13,179        2,815       606,824
                                                                   ----------    --------      -------    ----------
      TOTAL BONDS, AS OF DECEMBER 31, 2005                         $9,663,980    $159,192      $25,161    $9,798,011
                                                                   ==========    ========      =======    ==========
AS OF DECEMBER 31, 2004
   U.S. governments                                                $  409,872    $  2,471      $ 3,542    $  408,801
   All other governments                                              696,857       4,848          377       701,328
   States, territories and possessions                              1,495,488      31,687        2,075     1,525,100
   Political subdivisions of states, territories and possessions    1,218,335      33,096        1,324     1,250,107
   Special revenue and special assessment obligation and all
   non-guaranteed obligations of agencies and authorities and
   their political subdivisions                                     3,642,185     137,274        3,314     3,776,145
   Public utilities                                                    33,300         776           46        34,030
   Industrial and miscellaneous                                       498,547      15,663          170       514,040
                                                                   ----------    --------      -------    ----------
      TOTAL BONDS, AS OF DECEMBER 31, 2004                         $7,994,584    $225,815      $10,848    $8,209,551
                                                                   ==========    ========      =======    ==========

As of December 31, 2005 and 2004, the actual fair market value principally priced by Interactive Data Corporation, a third party rating source, for the above listed securities amounted to $9,818,483 and $8,233,574, respectively.

----------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

The amortized cost and NAIC market values* of bonds at December 31, 2005 and 2004, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

                                                    2005                        2004
                                         -------------------------   -------------------------
                                          AMORTIZED      NAIC *       AMORTIZED      NAIC *
AS OF DECEMBER 31,                          COST      MARKET VALUE      COST      MARKET VALUE
------------------                       ----------   ------------   ----------   ------------
Due in one year or less                  $  957,757    $  954,751    $  645,776    $  699,528
Due after one year through five years       855,048       857,130       548,675       554,970
Due after five years through ten years    6,253,720     6,338,300     1,695,997     1,715,243
Due after ten years                       1,435,025     1,482,825     4,931,680     5,060,819
Mortgaged-backed securities                 162,430       165,005       172,456       178,991
                                         ----------    ----------    ----------    ----------
   TOTAL BONDS                           $9,663,980    $9,798,011    $7,994,584    $8,209,551
                                         ==========    ==========    ==========    ==========

During 2005 and 2004, proceeds from the sale of the Company's bonds amounted to $3,278,300 and $2,197,876, respectively. During 2005 and 2004, the Company realized gross gains of $31,404 and $15,434, respectively, and gross losses of $17,304 and $20,960, respectively, related to these sales.

During 2005 and 2004, proceeds from the sale of the Company's equity investments amounted to $2,703,032 and $2,307,028, respectively. Gross gains of $132,690 and $121,648 and gross losses of $91,050 and $84,827 were realized on those sales in 2005 and 2004, respectively.

----------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

The amortized cost and NAIC market values* of the Company's common and preferred stocks at December 31, 2005 and 2004 are set forth in the table below:

                                    DECEMBER 31, 2005                                  DECEMBER 31, 2004
                    ------------------------------------------------   -------------------------------------------------
                                    GROSS       GROSS       NAIC *                     GROSS        GROSS       NAIC *
                     AMORTIZED   UNREALIZED  UNREALIZED     MARKET      AMORTIZED   UNREALIZED   UNREALIZED     MARKET
                       COST         GAINS      LOSSES        VALUE        COST         GAINS       LOSSES        VALUE
                    ----------   ----------  ----------   ----------   ----------   ----------   ----------   ----------
Common Stocks:
   Affiliated       $  602,396   $1,521,619   $ 68,346    $2,055,669   $  638,099   $1,343,104    $ 94,566    $1,886,637
   Non-affiliated      972,712      198,989     36,787     1,134,914      736,635      318,732      18,573     1,036,794
                    ----------   ----------   --------    ----------   ----------   ----------    --------    ----------
      TOTAL         $1,575,108   $1,720,608   $105,133    $3,190,583   $1,374,734   $1,661,836    $113,139    $2,923,431
                    ==========   ==========   ========    ==========   ==========   ==========    ========    ==========
Preferred Stocks:
   Affiliated       $        -   $        -   $      -    $        -   $        -  $         -    $      -    $        -
   Non-affiliated      539,993       10,710      8,758       541,945      436,573       30,312       3,696       463,189
                    ----------   ----------   --------    ----------   ----------   ----------    --------    ----------
      TOTAL         $  539,993   $   10,710   $  8,758    $  541,945   $  436,573   $   30,312    $  3,696    $  463,189
                    ==========   ==========   ========    ==========   ==========   ==========    ========    ==========

The NAIC market value column for preferred stocks in the above table does not agree to the carrying amount in the Company's Statements of Admitted Assets due to the Company's redeemable preferred stocks being carried at amortized, while the Company's perpetual preferred stocks being carried at market value.

As of December 31, 2005 and 2004, the Company held derivative investments of $(572) and $0, respectively.

----------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                         AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                (000'S OMITTED)


The fair market value together with the aging of the pre-tax unrealized losses with respect to the Company's bonds and stocks as of December 31, 2005 and 2004 is set forth in the table below:

                                                                          GREATER
                                            12 MONTHS OR LESS          THAN 12 MONTHS               TOTAL
                                         -----------------------   ---------------------   -----------------------
                                            FAIR      UNREALIZED     FAIR     UNREALIZED      FAIR      UNREALIZED
DESCRIPTION OF SECURITIES                   VALUE       LOSSES       VALUE      LOSSES        VALUE       LOSSES
-------------------------                ----------   ----------   --------   ----------   ----------   ----------
As of December 31, 2005:
   U. S. Governments                     $  263,575     $ 3,780    $ 14,643    $    711    $  278,218    $  4,491
   All Other Governments                    831,441       3,520      19,830         495       851,271       4,015
   States, territories and possessions      368,996       3,419      51,889       1,222       420,885       4,641
   Political subdivisions of states,
   territories and possessions              380,044       2,347      23,929         433       403,973       2,780
   Special revenue                          549,541       4,212      72,215       1,981       621,756       6,193
   Public utilities                          16,300         188       1,661          38        17,961         226
   Industrial and miscellaneous             115,026       2,247      14,784         568       129,810       2,815
                                         ----------     -------    --------    --------    ----------    --------
   TOTAL BONDS                            2,524,923      19,713     198,951       5,448     2,723,874      25,161
   Common Stock                             421,479      31,543     215,755      73,590       637,234     105,133
   Preferred Stock                          276,755       6,666      40,807       2,092       317,562       8,758
                                         ----------     -------    --------    --------    ----------    --------
   TOTAL STOCKS                             698,234      38,209     256,562      75,862       954,796     113,891
                                         ----------     -------    --------    --------    ----------    --------
   TOTAL BONDS AND STOCKS                $3,223,157     $57,922    $455,513    $ 81,130    $3,678,670    $139,052
                                         ==========     =======    ========    ========    ==========    ========
As of December 31, 2004:
   U. S. Governments                     $  126,772     $ 2,478    $ 31,405    $  1,064    $  158,177    $  3,542
   All Other Governments                    399,899         350      42,529          27       442,428         377
   States, territories and possessions      177,476         951     111,285       1,124       288,761       2,075
   Political subdivisions of states,
   territories and possessions              182,790         980      51,319         344       234,109       1,324
   Special revenue                          264,313       1,667     154,878       1,647       419,191       3,314
   Public utilities                           7,840          36       3,562          10        11,402          46
   Industrial and miscellaneous              55,323          47      31,706         123        87,029         170
                                         ----------     -------    --------    --------    ----------    --------
   TOTAL BONDS                            1,214,413       6,509     426,684       4,339     1,641,097      10,848
   Common Stock                             139,774      12,538     180,178     100,601       319,952     113,139
   Preferred Stock                           69,075       1,596      22,900       2,100        91,975       3,696
                                         ----------     -------    --------    --------    ----------    --------
   TOTAL STOCKS                             208,849      14,134     203,078     102,701       411,927     116,835
                                         ----------     -------    --------    --------    ----------    --------
   TOTAL BONDS AND STOCKS                $1,423,262     $20,643    $629,762    $107,040    $2,053,024    $127,683
                                         ==========     =======    ========    ========    ==========    ========

                         AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                (000'S OMITTED)

In general, a security is considered a candidate for other-than-temporary impairments if it meets any of the following criteria:

a. Trading at a significant (25 percent or more) discount to par or amortized cost (if lower) for an extended period of time (nine months or longer);

b. The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation; or (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for the court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

c. In the opinion of Company's management, it is probable that AIG may not realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events.

As of December 31, 2005, the Company has both the ability and intent to hold these investments to recovery.

During 2005 and 2004, the Company reported write-downs on its common and preferred stock investments due to an other-than-temporary decline in fair value of $972 and $2,708, respectively, and reported write-downs on its bond investments due to an other-than-temporary decline in fair value of $2,542 and $53,390, respectively.

During 2005 and 2004, the Company reported the following write-downs on its joint venture and partnership investments due to an other-than-temporary decline in fair value:

FOR THE YEARS ENDED DECEMBER 31,    2005     2004
--------------------------------   ------   ------
Advanced Technology Ventures VI    $    -   $3,444
Advanced Technology Ventures VII        -    2,452
Sprout Capital IX                       -    3,403
Morgan Stanley III                  1,684        -
Items less than $1.0 million           11      634
                                   ------   ------
TOTAL                              $1,695   $9,933
                                   ======   ======

As of December 31, 2005 and 2004, securities with a market value of $289,449 and $122,878, respectively, were on loan. The Company receives as collateral 102.0% of the market value of domestic transactions and 105.0% for cross-border transactions. Securities lent, under the Securities Lending Agreement, are under exclusive control of the Company. Pursuant to the Securities Agency Lending Agreement, AIG Global Securities Lending Corporation, a Delaware registered company, maintains responsibility for the investment and control of such collateral.

Securities carried at amortized cost of $2,270,251 and $1,882,606 were deposited with regulatory authorities as required by law at December 31, 2005 and 2004, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

Other invested assets include $966,546 of collateralized loans as of December 31, 2005. As agreed with the Company's domiciliary state, these loans represent AIG's entire investment in life settlements and are being accounted for as a collateral loan in accordance with SSAP No. 21. The admitted value of the loans is not in excess of the cost (including capitalized interest) of acquiring the life settlements and maintaining them in force for so long as the fair value of the underlying life settlements collateralizing such loans is at least equal to the outstanding amount of such loans.

During 2005 and 2004, included in Net Investment Income Earned were investment expenses of $7,139 and $5,330, respectively, and interest expense of $77,243 and $53,902, respectively.

NOTE 4 - RESERVES FOR LOSSES AND LAE

A reconciliation of the Company's reserves for losses and LAE as of December 31, 2005 and 2004 is set forth in the table below:

                                                           2005          2004
                                                       -----------   -----------
RESERVES FOR LOSSES AND LAE, BEGINNING OF THE PERIOD   $ 9,357,799   $ 6,388,455

Adjustments for prior period corrections                  (165,738)      860,497

Incurred losses and LAE related to:

   Current accident year                                 5,111,414     4,654,796
   Prior accident years                                  1,393,640       842,117
                                                       -----------   -----------
      TOTAL INCURRED LOSSES AND LAE                      6,505,054     5,496,913
                                                       -----------   -----------
Paid losses and LAE related to:

   Current accident year                                (1,284,778)     (933,937)
   Prior accident years                                 (2,792,259)   (2,454,129)
                                                       -----------   -----------
      TOTAL PAID LOSSES AND LAE                         (4,077,037)   (3,388,066)
                                                       -----------   -----------
RESERVES FOR LOSSES AND LAE, AS OF DECEMBER 31,        $11,620,078   $ 9,357,799
                                                       ===========   ===========

During 2005 and 2004 calendar years, estimated ultimate incurred losses and LAE attributable to insured events of prior years increased by $1,393,640 and $842,117, respectively. The Company experienced adverse loss and LAE reserve development primarily related to claims from accident years 2002 and prior. The classes of business accounting for the majority of this adverse development were directors & officers' liability and related management liability classes of business, excess casualty, and excess workers' compensation. In addition, the Company significantly increased its reserves for asbestos based on a ground up review of its asbestos claims exposures conducted for year-end 2005.

As of December 31, 2005 and 2004, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $188,050 and $161,123, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

As of December 31, 2005 and 2004, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $7,425,539 and $6,086,862, respectively (exclusive of intercompany pooling).

NOTE 5 - RELATED PARTY TRANSACTIONS

A.   NATIONAL UNION INTERCOMPANY POOLING AGREEMENT

     The Company, as well as certain other insurance company subsidiaries of the Parent, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business except business from foreign branches (excluding Canada) to National Union Fire Insurance Company of Pittsburgh, PA (National Union), the lead pooling participant. In turn, each pooling participant receives from National Union their percentage share of the pooled business.

     In connection therewith, the Company's share of the pool is 36.0%. Accordingly, premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

     A list of all pooling participants and their respective participation percentages is set forth in the table below:

                                                     NAIC CO.   PARTICIPATION
     MEMBER COMPANY                                   CODE        PERCENT
     --------------                                  --------   -------------
     National Union Fire Insurance
     Company of Pittsburgh, PA.                         19445        38.0%
     American Home Assurance Company                    19380        36.0%
     Commerce and Industry Insurance Company            19410        10.0%
     New Hampshire Insurance Company                    23481         5.0%
     The Insurance Company of the State
       of Pennsylvania                                  19429         5.0%
     Birmingham Fire Insurance Company of
       Pennsylvania                                     19402         5.0%
     AIU Insurance Company                              19399         1.0%
     American International Pacific
       Insurance Company                                23795         0.0%
     American International South
       Insurance Company                                40258         0.0%
     Granite State Insurance Company                    23809         0.0%
     Illinois National Insurance Company                23817         0.0%

B.   AMERICAN INTERNATIONAL UNDERWRITERS OVERSEAS ASSOCIATION POOLING
     ARRANGEMENT

     AIG formed American International Underwriters Overseas Association ("AIUOA"), a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     A list of all members in AIUOA and their respective participation percentages is set forth in the table below:

                                                                                   NAIC CO.   PARTICIPATION
     MEMBER COMPANY                                                                  CODE        PERCENT
     --------------                                                                --------   -------------
     American International Underwriters Overseas, Limited                            --        67.0%
     New Hampshire Insurance Company (NHIC)                                        23481        12.0%
     National Union Fire Insurance Company of Pittsburgh, Pa. (National Union)     19445        11.0%
     American Home Assurance Company (AHAC)                                        19380        10.0%

     In exchange for membership in AIUOA at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of NHIC, National Union, and the Company.

     At the time of forming the AIUOA, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the AIUOA. As discussed in Note 1, the Company continues to follow the current practices relating to its foreign branches and participation in the business of AIUOA by recording: (a) its net (after pooling) liability on such business as direct writings in its statutory financial statements, rather than recording gross direct writings with reinsurance cessions to the other pool members; (b) its corresponding balance sheet position, excluding loss reserves and unearned premium reserves, as a net equity interest in Equities in Underwriting Pools and Associations; and (c) loss reserves and unearned premium reserves are recorded on a gross basis. As of December 31, 2005 and 2004, the Company's interest in AIUOA amounted to $581,410 and $502,165, respectively, gross of $906,874 and $854,307, respectively, in loss reserves and unearned premium reserves, after consideration of the National Union intercompany pooling agreement.

     Additionally, the Company holds 4.5% of the issued share capital of AIG Europe S.A. for the beneficial interest of the AIUOA. As of December 31, 2005, the Company's interest in AIG Europe S.A. amounted to $64,437.

C.   GUARANTEE ARRANGEMENTS

     The Company has issued guarantees whereby the Company unconditionally and irrevocably guarantees all present and future obligations and liabilities of any kind arising from the policies of insurance issued by the guaranteed companies in exchange for an annual guarantee fee.

     The guarantees are not expected to have a material effect upon the Company's surplus as guaranteed companies have admitted assets in excess of policyholder liabilities.

     The Company believes that the likelihood of a payment under the guarantee is remote. These guarantees are provided to maintain the guaranteed company's rating status issued by certain rating agencies. In the event of termination of a guarantee, obligations in effect or contracted for on the date of termination would remain covered until extinguished.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     The Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the place and stead of the Company.

     A list of the guarantees that were in effect at December 31, 2005 is outlined in the table below:

                                             GUARANTEE   POLICYHOLDER     INVESTED     ESTIMATED   POLICYHOLDER
     GUARANTEED COMPANY                       ISSUED      OBLIGATIONS      ASSETS         LOSS        SURPLUS
     ------------------                     ----------   ------------   ------------   ---------   ------------
     AIG Hawaii Insurance Company, Inc.      11/5/1997   $     98,026   $    152,274      $-      $     59,829
     AIG Czech Republic posjistovna, a.s.     8/1/2003         15,478         18,745       -            18,973*
     AIG Europe S. A.                        9/15/1998      1,060,634      1,049,873       -           703,296*
     AIG Europe (Netherlands)                9/20/2004        365,491        113,405       -           133,054*
     AIG Mexico Seguros interamericana,
        S. A. de C.V.                       12/15/1997         60,655         71,646       -            84,469*
     Landmark Insurance Company,
        Limited                               3/2/1998        361,934        250,272       -            85,855*
     American General Life and Accident
        Insurance Company                     3/3/2003      7,542,595      8,697,899       -           638,133**
     American General Life Insurance
        Company                               3/3/2003     21,161,070     23,505,506       -         1,853,471**
     The United States Life Insurance
        Company of the City of New York       3/3/2003      3,323,214      3,805,773       -           378,664**
     The Variable Annuity Life Insurance
        Company                               3/3/2003     29,496,780     33,692,171       -         3,345,667**
     AIG Edison Life Insurance Company       8/29/2003     18,673,168     19,987,483       -         1,017,274*
     American International Insurance
        Company                              11/5/1997        338,699        574,093       -           303,593
     American International Insurance
        Company of California               12/15/1997        135,236         51,025       -            19,030
     American International Insurance
        Company of New Jersey               12/15/1997        126,230         43,142       -            26,412
     Minnesota Insurance Company            12/15/1997         42,125         50,517       -            17,943
     AIG SunAmerica Life Insurance
        Company +                             1/4/1999      4,934,344      6,678,361       -           947,125
     Lloyds Syndicate                       12/22/2003        904,931        445,345       -           233,920
     First SunAmerica Life Insurance
        Company +                             1/4/1999      3,785,855      4,067,962       -           265,572**
     SunAmerica Insurance Company +           1/4/1999     41,282,892     61,515,532       -         4,404,348**
                                                         ------------   ------------      ---      -----------
        TOTAL GUARANTEES                                 $133,709,357   $164,771,024      $-       $14,536,628
                                                         ============   ============      ===      ===========

     + The guaranteed company is also backed by a support agreement issued by AIG.

     *    Policyholders' surplus is based on local GAAP financial statements.

     ** Policyholders' surplus for life companies is increased by the asset valuation reserve (AVR).

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

D.   INVESTMENTS IN AFFILIATES

     As of December 31, 2005, the Company's common stock investments with its affiliates together with the related change in unrealized appreciation were as follows:

                                                                              EQUITY AT
                                                     OWNERSHIP     COST     DECEMBER 31,    CHANGE IN
     AFFILIATED COMMON STOCK INVESTMENTS              PERCENT      2005         2005       EQUITY 2005
     -----------------------------------             ---------   --------   ------------   -----------
     AIG Hawaii Insurance Company, Inc.               100.00%    $ 10,000    $   59,829     $ (2,590)
     AIG Non Life Holding Company (Japan), Inc.       100.00%     124,477       331,915       63,241
     American International Reality Corporation        31.47%      29,581        25,348       (1,932)
     Eastgreen, Inc.                                   13.42%      12,804        13,935          355
     Pine Street Real Estate Holdings Corporation      31.47%       5,445        21,347            4
     AIG Mexico Industrial, I.L.L.C.                   49.00%       1,017         1,017            -
     American International Life Assurance Company     22.48%      70,387       156,529       20,123
     American International Insurance Company          25.00%      25,000        75,898        4,380
     AIG Claim Service, Inc.                           50.00%      48,963        58,879        2,350
     Transatlantic Holdings, Inc.                      62.00%      34,055     1,134,417       90,652
     21st Century Insurance Group                      16.69%     240,667       176,555       28,153
                                                                 --------    ----------     --------
        TOTAL COMMON STOCKS - AFFILIATES                         $602,396    $2,055,669     $204,736
                                                                 ========    ==========     ========

     The Company has ownership interests in certain affiliated real estate holding companies.

     The remaining equity interest in these investments, except for 21st Century Insurance Group and Transatlantic Holdings, Inc., is owned by other affiliated companies, which are wholly owned by the Parent.

     From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10.0%. As of December 31, 2005, the Company's total investments in partnerships with affiliated entities where AIG interest was greater than 10.0% amounted to $912,569.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

E.   OTHER RELATED PARTY TRANSACTIONS

     The following table summarizes all transactions (excluding reinsurance and cost allocation transactions) that occurred during 2005 and 2004 between the Company and any affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2005 and 2004:

                                               ASSETS RECEIVED BY      ASSETS TRANSFERRED BY
                                                  THE COMPANY               THE COMPANY
                    EXPLANTION               -----------------------   -----------------------
       DATE OF          OF        NAME OF    STATEMENT                 STATEMENT
     TRANSACTION   TRANSACTION   AFFILIATE     VALUE     DESCRIPTION     VALUE     DESCRIPTION
     -----------   -----------   ---------   ---------   -----------   ---------   -----------
     Year Ended December 31, 2005

     3/3/2005        Dividend       AIG         $-           n/a        $15,866        Cash
     6/3/2005        Dividend       AIG         $-           n/a        $15,866        Cash
     9/3/2005        Dividend       AIG         $-           n/a        $15,866        Cash

     Year Ended December 31, 2004

     3/3/2004        Dividend       AIG         $-           n/a        $15,866        Cash
     6/3/2004        Dividend       AIG         $-           n/a        $15,866        Cash
     9/3/2004        Dividend       AIG         $-           n/a        $15,866        Cash
     12/3/2004       Dividend       AIG         $-           n/a        $15,866        Cash

     The Company also reinsures risks and assumes reinsurance from other affiliates. As agreed upon with the Insurance Department of the State of New York, transactions with Union Excess and Richmond are treated as affiliated.

     The Company did not change its methods of establishing terms regarding any affiliate transaction during the years ended December 31, 2005 and 2004.

     In the ordinary course of business, the Company utilizes certain affiliated companies for data center systems, investment services, salvage and subrogation, and claims management. These companies are AIG Technology, Inc., AIG Global Investment Corp., AI Recovery, Inc., and AIG Domestic Claims, Inc., respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     In connection with these services, the fees paid by the Company to these affiliates during 2005 and 2004 are outlined in the table below:

     FOR THE YEARS ENDED DECEMBER 31,      2005       2004
     --------------------------------    --------   --------
     AIG Technology, Inc.*               $ 26,700   $ 24,421
     AIG Global Investment Corporation      4,565      3,668
     AI Recovery, Inc.                      3,574      3,102
     AIG Domestic Claims, Inc.            107,015    114,335
                                         --------   --------
        TOTAL                            $141,854   $145,526
                                         ========   ========

     *    Formerly AIG Data Center, Inc.

     As of December 31, 2005 and 2004, short-term investments included amounts invested in the AIG Managed Money Market Fund of $73,379 and $41,452, respectively.

     Federal and foreign income taxes recoverable from the Parent as of December 31, 2005 and 2004 amounted to $794,462 and $575,690, respectively.

     During 2005 and 2004, the Company sold $191,606 and $215,564, respectively, of premium receivables without recourse to AI Credit Corporation, and recorded losses of $3,436 and $2,834, respectively, related to these transactions.

     As of December 31, 2005 and 2004, the Company had the following balances payable/receivable to/from its affiliates (excluding reinsurance transactions):

     AS OF DECEMBER 31,                                   2005        2004
     ------------------                                ----------   --------
     Balances with pool member companies               $        -   $116,172
     Balances with less than 0.5% of admitted assets       33,968    230,747
                                                       ----------   --------
     PAYABLE TO PARENT, SUBSIDIARIES AND
        AFFILIATES                                     $   33,968   $346,919
                                                       ==========   ========

     AIG                                               $1,326,780   $      -
     Balances with pool member companies                  218,275    102,731
     Balances with less than 0.5% of admitted assets       95,038    327,586
                                                       ----------   --------
     RECEIVABLE FROM PARENT, SUBSIDIARIES AND
        AFFILIATES                                     $1,640,093   $430,317
                                                       ==========   ========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 6 -REINSURANCE

In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes, large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

During 2005 and 2004, the Company's net premiums written and net premiums earned were comprised of the following:

                                                          2005                        2004
                                               -------------------------   -------------------------
FOR THE YEARS ENDED DECEMBER 31,                 WRITTEN        EARNED       WRITTEN        EARNED
--------------------------------               -----------   -----------   -----------   -----------
Direct premiums                                $ 6,522,919   $ 6,219,261   $ 6,125,467   $ 5,785,036
Reinsurance premiums assumed:
   Affiliates                                   11,104,687    11,235,985    11,048,099    10,535,993
   Non-affiliates                                   23,903      (176,461)       20,449        21,525
                                               -----------   -----------   -----------   -----------
      GROSS PREMIUMS                            17,651,509    17,278,785    17,194,015    16,342,554
                                               -----------   -----------   -----------   -----------
Reinsurance premiums ceded:
   Affiliates                                    9,252,497     9,022,390     8,878,722     8,379,091
   Non-affiliates                                1,247,759     1,210,575     1,325,462     1,440,719
                                               -----------   -----------   -----------   -----------
      NET PREMIUMS                             $ 7,151,253   $ 7,045,820   $ 6,989,831   $ 6,522,744
                                               ===========   ===========   ===========   ===========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2005 and 2004 with the return of the unearned premium reserve is as follows:

                      ASSUMED REINSURANCE        CEDED REINSURANCE                NET
                    -----------------------   -----------------------   -----------------------
                     UNEARNED                  UNEARNED
                      PREMIUM    COMMISSION     PREMIUM    COMMISSION     PREMIUM    COMMISSION
                     RESERVES      EQUITY      RESERVES      EQUITY      RESERVES      EQUITY
                    ----------   ----------   ----------   ----------   ----------   ----------
DECEMBER 31, 2005
   Affiliated       $5,444,204    $663,323    $3,544,901    $413,904    $1,899,303    $249,419
   Non Affiliated        6,481         790       504,864      58,948      (498,383)    (58,158)
                    ----------    --------    ----------    --------    ----------    --------
   TOTALS           $5,450,685    $664,113    $4,049,765    $472,852    $1,400,920    $191,261
                    ==========    ========    ==========    ========    ==========    ========
DECEMBER 31, 2004
   Affiliated       $5,283,256    $672,080    $3,314,793    $398,922    $1,968,463    $273,158
   Non Affiliated        6,117         778       467,677      56,283      (461,560)    (55,505)
                    ----------    --------    ----------    --------    ----------    --------
   TOTALS           $5,289,373    $672,858    $3,782,470    $455,205    $1,506,903    $217,653
                    ==========    ========    ==========    ========    ==========    ========

As of December 31, 2005 and 2004 and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

                     UNEARNED    PAID LOSSES   RESERVES FOR
                      PREMIUM        AND        LOSSES AND
                     RESERVES        LAE            LAE
                    ----------   -----------   ------------
DECEMBER 31, 2005
   Affiliates       $3,544,901    $ 91,985      $14,577,562
   Non-Affiliates      504,864     307,331        3,542,634
                    ----------    --------      -----------
   Total            $4,049,765    $399,316      $18,120,196
                    ==========    ========      ===========

DECEMBER 31, 2004
   Affiliates       $3,314,793    $ (4,950)     $12,392,072
   Non-Affiliates      467,677     250,942        2,844,971
                    ----------    --------      -----------
   TOTAL            $3,782,470    $245,992      $15,237,043
                    ==========    ========      ===========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

The Company's unsecured reinsurance recoverables as of December 31, 2005 in excess of 3.0% of its Capital and surplus is set forth in the table below:


                                                        NAIC CO.
REINSURER                                                 CODE        AMOUNT
---------                                               --------   -----------
Affilliates:
   National Union Fire Company of Pittsburgh. Pa.         19445    $13,832,981
   American International Insurance Company               32220        485,807
   American Home Assurance Company                        19380        426,426
   Transatlantic Reinsurance Company                      19453        299,719
   American International Underwriters Overseas, Ltd.         -        261,189
   New Hampshire Indemnity Company                        23833        145,633
   AIU Insurance Company                                  19399        143,588
   AIG Global Trade and Political Risk Insurance Co.      10651        126,120
   American Internatlional Reinsurance Co. Ltd                -         63,082
   New Hampshire Insurance Company                        23841         59,913
   Insurance Company of the State of Pennsylvania         19429         58,964
   United Guaranty Insurance Company                      11715         46,718
   Commerce and Industry Insurance Company                19410         28,644
   Birmingham Fire Insurance Company of Pa.               19402         13,225
   Landmark Insurance Company                             35637          9,178
   Audubon Insurance Company                              19933          5,789
   Starr Excess Liability Insurance Company, Ltd.         10932          4,527
   Hartford Steam Boiler Inspection and Insurance Co.     11452          4,064
   Euroguard Insurance Company Limited                        -          3,607
   Illinois National Insurance Company                    23817          3,474
   National Union Fire Ins Company of Vermont                 -          3,047
   AIU Insurance Company (Japan)                              -          2,823
   American International Life Assurance Co. NY (US)      60607          2,567
   Granite State Insurance Company                        23809          2,413
   Ascot Syndicate Lloyds 1414                                -          2,112
   American General Life Insurance Company                60488          1,981
   Arabian American Insurance Company, Ltd.                   -          1,003
   Other affiliates below $1.0 million                        -         34,646
                                                                   -----------
      TOTAL AFFILIATES                                              16,073,240
                                                                   -----------
   Munich Re Group                                            -        169,035
   Lloyd's                                                    -        366,924
   Swiss Re Group                                             -        226,368
   Berkshire Hathaway Group                                   -        175,328
                                                                   -----------
      TOTAL NON AFFILIATES                                             937,655
                                                                   -----------
TOTAL AFFILIATES AND NON AFFILIATES                                $17,010,895
                                                                   ===========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

During 2005 and 2004, the Company reported in its Statements of Income $43,140 and $61,923, respectively, of statutory underwriting losses, which were comprised of premiums earned of $(1,710) and $(8,315), respectively, less losses incurred of $41,430 and $53,608 respectively, as a result of commutations with the following reinsurers:

COMPANY                          2005      2004
-------                        -------   -------
SCOR Reinsurance Company       $42,442   $21,276
Suncorp Metway                     522         -
Copenhagen Reinsurance             165         -
Gulfstream Insurance Company        12         -
Aviabel S.A.                         -       274
AXA Albingia                         -     5,837
AXA Corporate Solutions              -     3,475
Converium Reins.                     -     7,528
Cottrell Syndicate                   -       (67)
CX Reinsurance                       -     4,274
Farm Bureau Mutual                   -       634
General Re Corporation               -    16,090
National Indemnity Company           -     2,671
Providence Washington                -       (17)
Royal and Sun Alliance, PLC          -       234
TIG Insurance Company                -      (870)
Trenwick America                     -       584
                               -------   -------
TOTAL                          $43,141   $61,923
                               =======   =======

As of December 31, 2005 and 2004, the Company had reinsurance recoverables on paid losses in dispute of $141,589 and $76,202, respectively.

During 2005 the Company had written off related reinsurance recoverable balances of $65,282.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)


NOTE 7 - RETROACTIVE REINSURANCE

As of December 31, 2005, the Company's reported the following activity and balances with respect to its retroactive reinsurance arrangements:

                                                 ASSUMED      CEDED
                                                ---------   --------
Reserves Transferred:
   Initial Reserves                            $  216,347   $453,727
   Adjustments - prior year(s)                   (178,026)   (21,800)
   Adjustments - current year                       6,783    (11,763)
                                                ---------   --------
   BALANCE AS OF DECEMBER 31, 2005                 45,104    420,164
                                                ---------   --------
Paid Losses Recovered:
   Prior year(s)                                    3,212    325,959
   Current year                                     8,999     29,161
                                                ---------   --------
   TOTAL RECOVERED AS OF DECEMBER 31, 2005         12,211    355,120
                                                ---------   --------
   CARRIED RESERVES AS OF DECEMBER 31, 2005     $  32,893   $ 65,044
                                                =========   ========
Consideration Paid or Received:
   Initial Reserves                             $ 201,597   $276,437
   Adjustments - prior year(s)                   (180,000)   (18,038)
   Adjustments - current year                           -       (830)
                                                ---------   --------
   TOTAL PAID AS OF DECEMBER 31, 2005           $  21,597   $257,569
                                                =========   ========
Special Surplus from Retroactive Reinsurance:
   Initial surplus gain or loss realized        $       -   $ 47,559
   Adjustments - prior year(s)                          -     34,019
   Adjustments - current year                           -    (13,471)
                                                ---------   --------
   BALANCE AS OF DECEMBER 31, 2005              $       -   $ 68,107
                                                =========   ========
CUMULATIVE FUNDS TRANSFERRED TO UNASSIGNED
   SURPLUS AS OF DECEMBER 31, 2005              $       -   $  6,279
                                                =========   ========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

The Company's retroactive reinsurance balances (by reinsurer) as of December 31,2005, is set forth in the table below:

AS OF DECEMBER 31, 2005

REINSURER                                                 ASSUMED    CEDED
---------                                                 -------   -------
Commerce and Industry Insurance Company of Canada         $ 6,897   $     -
American International Reins. Co.                               -    57,331
Guideone Mutual Ins Co.                                     9,141         -
American Internaional Specialty Lines Insurance Company    15,877         -
PEG Reinsurance Co.                                             -     1,395
Swiss Re America Corp                                           -     1,078
Upinsco Inc                                                     -     1,083
All other reinsurers below $1.0 million                       978     4,157
                                                          -------   -------
TOTAL                                                     $32,893   $65,044
                                                          =======   =======

NOTE 8 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES

Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is actually transferred. In addition, the Company has entered into several reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

As of December 31, 2005 and 2004, the Company's deposit assets and liabilities were comprised of the following:

                    2005                       2004
          ------------------------   ------------------------
            DEPOSIT      DEPOSIT       DEPOSIT      DEPOSIT
            ASSETS     LIABILITIES     ASSETS     LIABILITIES
          ----------   -----------   ----------   -----------
Direct    $        -     $ 56,768    $        -     $ 32,990
Assumed            -      430,142             -      432,485
Ceded      1,336,343            -     1,638,716            -
          ----------     --------    ----------     --------
TOTAL     $1,336,343     $486,910    $1,638,716     $465,475
          ==========     ========    ==========     ========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

A reconciliation of the Company's deposit asset and deposit liabilities as of December 31, 2005 and 2004(1) is set forth in the table below:

                                                           2005                       2004
                                                 ------------------------   ------------------------
                                                   DEPOSIT      DEPOSIT       DEPOSIT      DEPOSIT
                                                   ASSETS     LIABILITIES     ASSETS     LIABILITIES
                                                 ----------   -----------   ----------   -----------
BALANCE AT BEGINNING OF PERIOD                   $1,638,716    $465,475     $2,100,303    $558,125
   Deposit activity, including loss recoveries     (446,464)    (11,942)      (435,087)    (84,181)
   Interest income or expense, net of
      amortization of margin                         90,901      33,377        106,939      (8,469)
   Non-admitted asset portion                        53,190           -       (133,439)          -
                                                 ----------    --------     ----------    --------
BALANCE AT END OF PERIOD                         $1,336,343    $486,910     $1,638,716    $465,475
                                                 ==========    ========     ==========    ========

During 2005 the Company received consideration of $275,106 resulting from the commutations of its reinsurance deposit accounting arrangement with the Richmond Insurance Company, Ltd.

As of December 31, 2005, the deposit assets with related parties, mostly reinsurance transactions with Union Excess, amounted to $ 1,192,231. During 2005, the Company commuted $258,052 of the deposit assets with Union Excess and Richmond resulting a $3,737 loss.

NOTE 9 - FEDERAL INCOME TAXES

The Company files a consolidated U.S. federal income tax return with the Parent and its domestic subsidiaries pursuant to a tax sharing agreement. The agreement provides that the Parent will not charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate federal income tax return. In addition, the agreement provides that the Company will be reimbursed by the Parent for tax benefits relating to any net losses or any tax credit of the Company utilized in filing the consolidated return. The federal income tax recoverables in the accompanying Statements of Admitted Assets were due from the Parent. As of December 31, 2005 and 2004, the U.S. federal income tax rate applicable to ordinary income was 35.0%.

----------
(1) The beginning of period for the 2004 year represents the deposit asset and liability balances at the inception date of the underlying agreements.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

The components of the Company's net deferred tax assets/liabilities at December 31, 2005 and 2004 are as follows:

AS OF DECEMBER 31,                               2005         2004
------------------                            ----------   ---------
Gross deferred tax assets                     $1,147,722   $ 946,890
Gross deferred tax liabilities                  (149,521)   (128,671)
Non-admitted deferred tax assets in
   accordance with SSAP No.10, income taxes     (689,694)   (495,434)
                                              ----------   ---------
NET DEFERRED TAX ASSETS ADMITTED              $  308,507   $ 322,785
                                              ==========   =========
CHANGE IN DEFERRED TAX ASSETS NON-ADMITTED    $ (194,260)  $ 225,562
                                              ==========   =========

During 2005 and 2004, the Company's current federal income tax expense (benefit) was comprised of the following:

FOR THE YEARS ENDED DECEMBER 31,                2005       2004
--------------------------------             ---------   -------
Income tax (benefit) expense on net
   underwriting and net investment income    $(252,358)  $61,549
Federal income tax adjustment - prior year       9,311    24,762
                                             ---------   -------
CURRENT INCOME TAX (BENEFIT) EXPENSE         $(243,047)  $86,311
                                             =========   =======

                         AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000's OMITTED)

The composition of the Company's net deferred tax assets at December 31, 2005 and 2004, and changes in deferred income taxes for 2005 is set forth in the table below:

AS OF DECEMBER 31,                              2005         2004       CHANGE
------------------                           ----------   ---------   ---------
Deferred Tax Assets
   Loss reserve discount                     $  499,838   $ 402,853   $  96,985
   Non-admitted assets                          206,602     186,532      20,070
   Unearned premium reserve                     303,414     289,576      13,838
   Partnership adjustments                            -       6,494      (6,494)
   Pension adjustments                            7,328       7,327           1
   Other temporary difference                   130,540      54,108      76,432
                                             ----------   ---------   ---------
      GROSS DEFERRED TAX ASSETS               1,147,722     946,890     200,832
   Non-admitted deferred tax assets            (689,694)   (495,434)   (194,260)
                                             ----------   ---------   ---------
      ADMITTED DEFERRED TAX ASSETS              458,028     451,456       6,572
                                             ----------   ---------   ---------
Deferred Tax Liabilities
   Unrealized capital gains                    (115,317)   (128,671)     13,354
   Partnership adjustments                       (4,047)          -      (4,047)
   Other temporary differences                  (30,157)          -     (30,157)
                                             ----------   ---------   ---------
   GROSS DEFERRED TAX LIABILITIES              (149,521)   (128,671)    (20,850)
                                             ----------   ---------   ---------
      NET ADMITTED DEFERRED TAX ASSETS       $  308,507   $ 322,785   $ (14,278)
                                             ==========   =========   =========
   Gross deferred tax assets                 $1,147,722   $ 946,890   $ 200,832
   Gross deferred tax liabilities              (149,521)   (128,671)    (20,850)
                                             ----------   ---------   ---------
   NET DEFERRED TAX ASSETS                   $  998,201   $ 818,219   $ 179,982
                                             ==========   =========   =========
   Income tax effect of unrealized capital
      (gains) / losses                                                  (13,354)
                                                                      ---------
   CHANGE IN DEFERRED INCOME TAXES                                    $ 166,628
                                                                      =========

                         AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000's OMITTED)

The actual tax expense (benefit) on income from operations differs from the tax expense (benefit) calculated at the statutory tax rate. A reconciliation of the Company's income tax expense (benefit) together with the significant book to tax adjustments for 2005 is set forth below:

                                                          TAX
                                             AMOUNT      EFFECT
                                           ---------   ---------
Net loss before federal income
   taxes                                   $(408,280)  $(142,898)
----------------------------------------------------------------
Book to tax adjustments:
----------------------------------------------------------------
   Tax exempt income and dividends
      received deduction, net of
      proration                             (296,930)   (103,926)
   Intercompany dividends                    (11,240)     (3,934)
   Meals and entertainment                     1,802         631
   Change in non-admitted assets             (54,557)    (19,095)
   Federal income tax adjustment - prior
      year                                         -      (9,311)
   Remediation adjustments                         -     (36,343)
   Contingent tax reserves                         -     (21,763)
   Foreign tax credits                             -     (52,544)
                                           ---------   ---------
   TOTAL BOOK TO TAX ADJUSTMENTS            (360,925)   (246,285)
                                           ---------   ---------
FEDERAL TAXABLE LOSS AND TAX BENEFIT       $(769,205)  $(389,183)
                                           =========   =========
----------------------------------------------------------------
Current Federal income tax (benefit)
   expense                                             $(243,047)
Income tax on net realized capital gains                  20,492
Change in deferred income taxes                         (166,628)
                                                       ---------
Total Federal income tax benefit                       $(389,183)
                                                       =========

The amount of federal income taxes incurred and available for recoupment in the event of future net operating losses for tax purposes is set forth in the table below:

Current year           $     -
First preceding year   $75,153
                       -------

The Company did not have any unused loss carry forwards or tax credits available to offset against future taxable income as of December 31, 2005.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 10 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS

A.   GENERAL

     Employees of AIG, the ultimate holding company, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

     AIG's U.S. retirement plan is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with five or more years of service is entitled to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with ten or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employees forfeit their right to receive any pension benefits accumulated thus far.

     Annual funding requirements are determined based on the Projected Unit Credit Cost Method which attributes a pro rata portion of the total projected benefit payable at normal retirement to each year of credited service.

     The Company's share of net expense for the qualified pension plan was $6,500 and $9,800 for the years ended December 31, 2005 and 2004, respectively.

B.   DEFERRED COMPENSATION PLAN

     Some of the Company's officers and key employees are participants in AIG's stock option plans of 1991 and 1999. Details of these plans are published in AIG's 2005 Annual Report on form 10-K. During 2005 the Parent allocated $2,177 of the cost of these stock options and certain other deferred compensation programs to the Company.

     POST-RETIREMENT BENEFIT PLANS

     AIG's US postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of ten years of service. Retirees and their dependents who were 65 by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 or prior to January 1, 1993 pay the active employee premium if under age 65 and 50 percent of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $2,000. The maximum life insurance benefit prior to age 70 is $32 with a maximum $25 thereafter.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     Effective January 1, 1993, both plans' provisions were amended. Employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon years of service at retirement. The life insurance benefit varies by age at retirement from $5 for retirement at ages 55 through 59 and $10 for retirement at ages 60 through 64 and $15 from retirement at ages 65 and over.

     The postretirement benefit obligations and amounts recognized in AIG's consolidated balance sheet as of December 31, 2005 and 2004 were $140,100 and $243,000, respectively. These obligations are not funded currently. The Company's share of the expense of other postretirement benefit plans was $200 and $0 for 2005 and 2004, respectively.

     AIG is the Plan Sponsor of the pension, postretirement and benefit plans and is ultimately responsible for the conduct of the plans. The Company is only obligated to the extent of their allocation of expenses from these plans.

     The Company's weighted average assumptions that were used to determine its pension benefit obligations as of December 31, 2005 and 2004 are set forth in the table below:

     AS OF DECEMBER 31,                              2005         2004
     ------------------                           ----------   ----------
        Discount rate                                5.50%        5.75%
        Rate of compensation increase (average)      4.25%        4.25%
        Measurement date                          12/31/2005   12/31/2004
        Medical cost trend rate                       N/A          N/A

C.   POST-EMPLOYMENT BENEFITS AND COMPENSATED ABSENCES

     AIG provides certain benefits to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include medical and life insurance continuation and COBRA medical subsidies.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 11 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

A.   CAPITAL AND SURPLUS

     The issued capital and surplus position of the Company at December 31, 2005 and 2004 was as follows:

                                              2005         2004
                                           ----------   ----------
     Common stock, par value               $   25,426   $   25,426
     Common stock in excess of par value    2,779,526      702,746
                                           ----------   ----------
           TOTAL CAPITAL                    2,804,952      728,172
                                           ----------   ----------
     Unassigned surplus                     2,176,592    2,529,590
     Special surplus from retroactive
     reinsurance arrangements                  68,107       81,578
                                           ----------   ----------
           TOTAL SURPLUS                    2,244,699    2,611,168
                                           ----------   ----------
        TOTAL CAPITAL AND SURPLUS          $5,049,651   $3,339,340
                                           ==========   ==========

     The portion of unassigned funds (surplus) at December 31, 2005 and 2004 represented or reduced by each item below is as follows:

                                     2005          2004
                                 -----------   -----------
     Unrealized gains            $ 1,725,717   $ 1,570,673
     Non-admitted asset values   $(1,378,107)  $(1,055,332)
     Provision for reinsurance   $  (210,152)  $  (376,738)

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

B.   RISK-BASED CAPITAL REQUIREMENTS

     The NAIC has adopted a Risk-based Capital ("RBC") formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. A company's RBC is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

     In connection therewith, the Company has satisfied the capital and surplus requirements of RBC for the 2005 reporting period.

C.   DIVIDEND RESTRICTIONS

     Under New York law, the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the lower of 10.0% of the Company's statutory surplus as of December 31, 2005, or 100.0% of the Company's adjusted net investment income for the preceding 36 month period ending December 31, 2005) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the Insurance Department of the State of New York. At December 31, 2005, the maximum dividend payments, which may be made without prior approval during 2006, is approximately $504,965.

     Within the limitations noted above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 12 - CONTINGENCIES

A.   LEGAL PROCEEDINGS

     The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

     Other legal proceedings include the following:

     AIG, National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), and American International Specialty Lines Insurance Company (AISLIC) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3,200,000, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations. On January 28, 2005, the Alabama trial court determined that one of the current actions may proceed as a class action on behalf of the 1999 classes that were allegedly defrauded by the settlement. The AIG Defendants and Caremark are seeking appellate relief from the Alabama Supreme Court. The AIG Defendants cannot now estimate either the likelihood of its prevailing in these actions or the potential damages in the event liability is determined.

     On September 2, 2005, AIG sued Robert Plan Corporation, the agency which services personal auto assigned risk business alleging the misappropriation of funds and other violations of contractual arrangements. On September 27, 2005, Robert Plan Corporation countersued AIG for $370,000 in disgorged profits and $500,000 of punitive damages. Subsequently, American Home Assurance Company (American Home) was named as a counterclaim defendant in this case. American Home believes that the countersuit is without merit and intends to defend it vigorously.

     Effective February 9, 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (the DOJ), the United States Securities and Exchange Commission (the SEC), the Office of the Attorney General of the State of New York (the NYAG) and the New York Insurance Department (the NYDOI). The settlements resolve outstanding litigation and allegations by such agencies against AIG in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries,

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of these settlements, AIG will make payments totaling approximately $1,640,000, including (i) $375,000 to be paid into a fund under the supervision of the NYAG and NYDOI to be available principally to pay certain AIG insurance company subsidiary policyholders who purchased excess casualty policies through Marsh & McLennan Companies, Inc. and Marsh Inc. and (ii) $343,000 to be paid into a fund under the supervision of the NYAG and the NYDOI to be used to compensate various states in connection with the underpayment of certain workers compensation premium taxes and other assessments.

     Various federal and state regulatory agencies are reviewing certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with certain industry-wide and other inquiries including, but not limited to, insurance brokerage practices relating to contingent commissions. It is possible that additional civil or regulatory proceedings will be filed. Additionally, various actions have been brought against AIG arising out of the liability of certain AIG subsidiaries, including the Company, for taxes, assessments, and surcharges for policies of workers compensation insurance. As of December 31, 2005, the Company recorded a provision of $54,468 to cover any contingent obligations arising from the potential underpayment of these taxes and assessments.

     Since October 19, 2004, AIG and certain subsidiaries have been named as defendants in numerous complaints that were filed in federal court and in state court (Massachusetts and Florida) and removed to federal court. These cases generally allege that AIG and its subsidiaries violated federal and various state antitrust and anti-racketeering laws, various state deceptive and unfair practice laws and certain state laws governing fiduciary duties. The alleged basis of these claims is that there was a conspiracy between insurance companies and insurance brokers with regard to the bidding practices for insurance coverage in certain sectors of the insurance industry. The Judicial Panel on Multidistrict Litigation entered an order consolidating most of these cases and transferring them to the United States District Court for the District of New Jersey. The remainder of these cases have been transferred to the District of New Jersey.

     On August 15, 2005, the plaintiffs in the multidistrict litigation filed a Corrected First Consolidated Amended Commercial Class Action Complaint which names AIG and the following additional AIG subsidiaries as defendants: AIU Insurance Company, American Home, National Union, AISLIC, American International Insurance Company, Birmingham Fire Insurance Company of Pennsylvania, Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, New Hampshire Insurance Company, The Hartford Steam Boiler Inspection and Insurance Company, and The Insurance Company of the State of Pennsylvania. Also on August 15, 2005, AIG, American Home, and AIG Life Insurance Company were named as defendants in a Corrected First Consolidated Amended Employee Benefits Complaint filed in the District of New Jersey that adds claims under ERISA. The AIG defendants, along with other insurer defendants and the broker defendants filed motions to dismiss both the Commercial and Employee Benefits Complaints. Plaintiffs' have filed a Motion for Class Certification in the consolidated action, which defendants will oppose. Both the motion to dismiss and the class certification motions are pending.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     On January 18, 2006, American International Aviation Agency, Inc. (AIAA) and Redholm Underwriting Agents Limited (Redholm) commenced two separate arbitration proceedings against New Hampshire Insurance Company (NHIC) in the United States and United Kingdom, respectively, seeking to prevent NHIC from terminating and/or breaching certain agreements with AIAA, Redholm and their affiliates. On the same date, AIAA filed an action in Georgia state court against NHIC, and sought an injunction barring NHIC from terminating and/or breaching these agreements pending the outcome of the arbitration. AIAA and Redholm were, at the time, managing general agents for certain insurance company subsidiaries of AIG, and are wholly owned by C.V. Starr & Co., Inc. (C.V. Starr), a company that is controlled by certain former senior executives of AIG. AIG and its affiliates thereafter terminated their managing general agency relationship with AIAA. They had previously terminated their agency relationship with Redholm.

     Subsequent to the commencement of these arbitration proceedings, two other managing general agencies owned by C.V. Starr - American International Marine Agency, Inc. (AIMA), and C.V. Starr & Co. (Starr California) - commenced two additional arbitration proceedings against AIG and certain of its affiliates, and Starr Technical Risks Agency, Inc. (Starr Tech), a third C.V. Starr agency (together with AIAA, AIMA and Starr California, the C.V. Starr Agencies), asserted claims in an arbitration that had been commenced by certain AIG subsidiaries. The AIG insurance companies named in claims asserted by the C.V. Starr Agencies are: The Insurance Company of the State of Pennsylvania, Illinois National Insurance Co., American International South Insurance Company, Granite State Insurance Company, AISLIC, National Union, Birmingham Fire Insurance Company of Pennsylvania, American Home, Commerce and Industry Insurance Company, and AIU Insurance Company (the AIG Insurance Company Defendants). The claims asserted by the C.V. Starr Agencies allege that AIG and the AIG Insurance Company Defendants are irreparably harming the C.V. Starr Agencies by, among other things, misappropriating their business relationships and proprietary information, predatorily hiring their employees, and restricting their access to offices, computer systems, documents and other information. They seek damages and injunctive relief: (i) permitting the C.V. Starr Agencies to operate independently from AIG, and to produce business for other companies, and (ii) restraining AIG and its affiliates from competing with the C.V. Starr Agencies for certain business and from using the C.V. Starr Agencies' proprietary information.

     AIG and certain of the AIG Insurance Company Defendants have also instituted arbitration and litigation in New York and litigation in Georgia seeking damages, equitable and injunctive relief: (i) preventing the C.V. Starr Agencies from denying AIG access to its documents and information;
     (ii) enjoining the C.V. Starr Agencies from engaging in certain insurance and reinsurance transactions with non-AIG companies; (iii) requiring the C.V. Starr Agencies to relinquish control of certain premium trust funds; and (iv) seeking damages resulting from any improper or illegal conduct of the C.V. Starr Agencies. AIG and its affiliates have also terminated or provided notice of termination of their managing general agency relationships with Starr Tech and Starr California.

     On March 20, 2006, C.V. Starr filed a lawsuit in the United States District Court for the Southern District of New York against AIG, alleging that the use by certain AIG affiliates of the name "Starr" in commerce infringes trademarks held by C.V. Starr. The Complaint alleges claims for federal trademark infringement, common law unfair competition, service mark infringement and dilution pursuant to New York law. C.V. Starr also alleges that AIG's continued ownership of certain Internet domain names that include the "Starr" name, violates federal law and constitutes conversion of C.V. Starr property. C.V. Starr seeks to enjoin AIG from using the name Starr, to turn over its rights in certain trademark and domain name rights, and also seeks damages as a result of these violations.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     AIG and its affiliates involved in the arbitration and litigation proceedings with the C.V. Starr Agencies cannot now estimate either the likelihood of their prevailing in these actions or any potential damages in the event liability is determined.

     AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

     Except for the provisions the Company recorded related to the contingent liabilities arising out of the potential underpayment of premium taxes and assessments described in the preceding paragraphs, the Company cannot predict the outcome of the matters described above, estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an inter-company pooling arrangement and, accordingly, no reserve is being established in the Company's financial statements at December 31, 2005. In the opinion of management, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B.   ASBESTOS AND ENVIRONMENTAL RESERVES

     The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

     The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi peril liability insurance, or by assumption of reinsurance within these lines of business.

     The Company tries to estimate the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     The Company's asbestos and environmental related loss and LAE reserves (including case & IBNR reserves) as of December 31, 2005 and 2004, gross net of reinsurance credits, are as follows:

                                                     ASBESTOS LOSSES      ENVIRONMENTAL LOSSES
                                                  ---------------------   --------------------
                                                     2005        2004        2005       2004
                                                  ----------   --------    --------   --------
     Direct:
     Loss and LAE reserves, beginning of period   $  693,044   $257,696    $256,889   $185,969
        Incurred losses and LAE                      489,955    507,688      63,051    111,636
        Calendar year paid losses and LAE            (95,374)   (72,340)    (31,264)   (40,715)
                                                  ----------   --------    --------   --------
     Loss and LAE reserves, end of period         $1,087,625   $693,044    $288,676   $256,890
                                                  ==========   ========    ========   ========
     Assumed:
     Loss and LAE reserves, beginning of period   $   90,162   $ 32,780    $  6,626   $  8,074
        Incurred losses and LAE                       14,722     62,592         830       (556)
        Calendar year paid losses and LAE             (7,485)    (5,209)       (895)      (892)
                                                  ----------   --------    --------   --------
     Loss and LAE reserves, end of period         $   97,399   $ 90,163    $  6,561   $  6,626
                                                  ==========   ========    ========   ========
     Net of Reinsurance:
     Loss and LAE reserves, beginning of period   $  348,261   $103,262    $142,025   $ 80,833
        Incurred losses and LAE                      209,273    275,687      16,410     82,751
        Calendar year paid losses and LAE            (39,288)   (30,688)    (23,458)   (21,559)
                                                  ----------   --------    --------   --------
     LOSS AND LAE RESERVES, END OF PERIOD         $  518,246   $348,261    $134,977   $142,025
                                                  ==========   ========    ========   ========

     Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2005 are adequate as they are based on known facts and current law. AIG continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

C.   OTHER CONTINGENCIES

     In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     As of December 31, 2005, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements, the likelihood of a loss is remote.

     In connection therewith, as of December 31, 2005, the Company's loss reserves eliminated by annuities and unrecorded loss contingencies amounted to $724,600 and $705,900, respectively.

     As part of its private equity portfolio investment, as of December 31, 2005, the Company may be called upon for an additional capital investment of up to $293,300. The Company expects only a small portion of this portfolio will be called during 2006.

     As fully disclosed in Note 5, the Company has guaranteed the policyholder obligations of certain affiliated insurance companies. Each of the guaranteed affiliates has admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under any of these guarantees is remote.

NOTE 13 - OTHER SIGNIFICANT MATTERS

A.   SEPTEMBER 11, 2001 EVENTS

     As of December 31, 2005 and 2004, the Company's ultimate losses and LAE as a result of the September 11th events gross, ceded and net of reinsurance, is set forth in the table below:

     AS OF DECEMBER 31,         2005        2004
     ------------------      ---------   ---------
     Gross of reinsurance    $ 448,183   $ 448,183
     Ceded reinsurance        (386,704)   (386,704)
                             ---------   ---------
        NET OF REINSURANCE   $  61,479   $  61,479
                             =========   =========

     All contingencies and unpaid claims or losses resulting from the September 11th events have been recognized in the financial statements. The Company does not expect any unrecognized contingencies or unpaid claims or losses to impact the financial statements in the near term.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

B.   PROPERTY CATASTROPHE LOSSES

     During 2005, the Company incurred significant losses related to certain hurricane events. In connection therewith, the Company's estimate of its potential pre-tax loss exposure, including the cost of reinstatement premiums, related to these events is set forth in the table below:

                 LOSS OCCURRENCE                                                 PRE-TAX LOSS
     HURRICANE        PERIOD       CATEGORY             AREA / REGION              EXPOSURE
     ---------   ---------------   --------   --------------------------------   ------------
     Katrina       August 2005         4      Louisiana / Central Gulf Coast       $183,337
     Rita         September 2005       3      Southwestern Louisiana and Texas       47,890
     Wilma         October 2005        3      Southern Florida                       62,495
                                                                                   --------
        TOTAL                                                                      $293,722
                                                                                   ========

C.   OTHER

     The Company underwrites a significant concentration of its direct business with brokers.

     As of December 31, 2005 and 2004, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $3,700,000 and $3,200,000, respectively. As of December 31, 2005 and 2004, the amount billed and recoverable on paid claims amounted to $332,400 and $367,200, respectively, of which $16,600 and $21,000, respectively, were non-admitted.

     The Company's direct percentage of policyholder dividend participating policies is 0.05 percent. Policyholder dividends are accounted for on an incurred basis. In connection therewith, during 2005 and 2004, policyholder dividends amounted to $19 and $532, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     As of December 31, 2005 and 2004, other admitted assets as reported in the accompanying statements of admitted assets were comprised of the following balances:

     AS OF DECEMBER 31,                               2005        2004
     ------------------                            ---------   ---------
     Guaranty funds receivable or on deposit       $  20,098   $  18,706
     Loss funds on deposit                            71,016      84,258
     Outstanding loss drafts - Suspense Accounts     509,571     277,641
     Accrued recoverables                              6,780       5,963
     Servicing carrier receivable                          -       6,453
     Other                                            17,681      82,735
     Allowance for doubtful accounts                (446,746)   (103,851)
                                                   ---------   ---------
        TOTAL OTHER ADMITTED ASSETS                $ 178,400   $ 371,905
                                                   =========   =========

     Guaranty fund receivables represent payments to various state insolvency funds which are recoupable against future premium tax payment in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years.

     The Company routinely assesses the collectibility of its receivable balances for potential uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2005 and 2004, the Company established an allowance for doubtful accounts of $446,746 and $103,851, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

     During 2005, the Company recorded $145,742 of the increase in the allowance for doubtful accounts to Net Loss from Agents' Balances Charged-off in the accompanying 2005 Statement of Income, and recorded the remaining increase of $197,153 as an adjustment for prior period corrections to the Company's Capital and Surplus balance at January 1, 2005.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 14 - SUBSEQUENT EVENTS

A.   CAPITAL MAINTENANCE AGREEMENT

     In February 2006, the Company entered into a Capital Maintenance Agreement ("CMA") with its Parent. The CMA provides that in the event that the Company's Total Adjusted Capital falls below 200.0% of the Company's Authorized Control Level RBC, as reported in the Company's 2005 Annual Statement, together with any adjustments or modifications required by the Company's domiciliary regulator, the Parent will provide a capital contribution to the Company in an amount equal to the difference between the Company's Total Adjusted Capital and 200.0% of the Company's Authorized Control Level RBC. In lieu of making any capital contribution, with the approval of the domiciliary department, AIG may provide a letter of credit naming the Company as beneficiary.

     Effective upon the date of filing of the Company's 2005 Annual Statement with its domiciliary regulator, this CMA superseded and replaced a similar agreement that was effective October 15, 2005 related to the Company's December 31, 2004 surplus position.

     During 2005, the board of directors of the Parent, authorized a resolution where it committed to replenish any surplus lost as a result of the effects of the restatements of the Company's December 31, 2004 financial statements as well as any additional loss and loss adjustment expense strengthening as a result of the reserve review conducted by an independent actuarial consultant. In accordance with that resolution, on February 15, 2006, the Parent contributed $1,326,780 in cash to the Company. In connection therewith, at December 31, 2005, the Company reported a receivable of $1,326,780 with its Parent and increased its Capital in Excess of Par Value, accordingly. The recognition of this surplus contribution has been approved by the New York Insurance Department.

     With the approval of the Company's domiciliary regulator, AIG provided the Company with a letter of credit for unauthorized reinsurance recoverables at December 31, 2005, authorizing withdrawls of up to $360,000. Additionally, the calculation of the provision for reinsurance at December 31, 2005 reflects the effects of cash collections from affiliates subsequent to December 31, 2005.

B.   LIFE SETTLEMENTS

     Subsequent to December 31, 2005, the Company agreed in principle, subject to the execution of acceptable agreements and the approval of the New York State Insurance Department, to a series of simultaneous transactions culminating in the sale to affiliates of the collateral interests underlying all life settlement loans on its books for net cash in an amount equal to the cost, including all capitalized and accrued interest, of the loans prior to such transactions. As a result, the loans will be extinguished with no gain or loss to be realized on these transactions. Effective with the closing of these transactions, the Company will cease granting new life settlements loans.


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                            AMERICAN HOME ASSURANCE COMPANY

                     NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                               DECEMBER 31, 2005 AND 2004

                                     (000'S OMITTED)



NOTE 15 - EVENT (UNAUDITED) SUBSEQUENT TO THE DATE OF THE INDEPENDENT AUDITOR'S REPORT

AIG Domestic Claims, Inc. (AIGDC), an indirect wholly owned subsidiary of AIG that provides certain claims adjustment services to the Company, has been named as a defendant in a putative class action lawsuit that is currently pending in the 14th Judicial District Court for the State of Louisiana. Plaintiffs are medical providers who allege that AIGDC (as well as other defendants not affiliated with the Company) failed to comply with certain provisions of the Louisiana Any Willing Provider Act (the "Act"). The complaint seeks damages and penalties related to preferred provider organization discounts taken by defendants on bills submitted by Louisiana medical providers and hospitals who provided treatment or services to workers' compensation claimants. These claimants are injured workers whose employers are named insureds under workers compensation policies issued by various insurance companies, including the Company. Plaintiffs' complaint seeks to certify statewide plaintiff and defendant classes, and seeks various monetary damages and penalties, including injunctive relief. On September 23, 2005, certain defendants, including AIGDC filed a motion for summary judgment, seeking dismissal of plaintiffs' claims, and plaintiffs cross-moved for partial summary judgment.
On July 20, 2006, the Court both denied AIGDC's motion for summary judgment and granted plaintiffs' partial motion for summary judgment, holding that AIGDC is a "group purchaser" under the Act, and that the Act applies to medical services provided to workers' compensation claimants. The court has scheduled a class certification hearing that is currently set for October 12, 2006. While AIGDC believes that it has meritorious defenses to plaintiffs' claims, it cannot now estimate either the likelihood of its prevailing in these actions or the potential damages that it would face in the event that liability is ultimately determined. The Company is not presently a named party to the lawsuit, and it cannot predict its ultimate liability as an insurer or reinsurer of various workers compensation policies at issue in this matter.

In the opinion of management, the Company's ultimate liability for the matter referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

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